UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife Group, Inc.

200 Park Avenue

New York, New York 10166-0188

(Name and address of agent for service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: January 1, 2005 to June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

MetLife®

Metropolitan Series Fund, Inc.

Semiannual Report

June 30, 2005

Metropolitan Series Fund, Inc.

Table of Contents

Semiannual Report—June 30, 2005

Letter from the President	MSF-1
Portfolio Management Commentary
MetLife Conservative Allocation Portfolio	MSF-2
MetLife Conservative to Moderate Allocation Portfolio	MSF-3
MetLife Moderate Allocation Portfolio	MSF-4
MetLife Moderate to Aggressive Allocation Portfolio	MSF-5
MetLife Aggressive Allocation Portfolio	MSF-6

BlackRock Investment Trust Portfolio	MSF-7
BlackRock Large Cap Value Portfolio	MSF-9
BlackRock Legacy Large Cap Growth Portfolio	MSF-11
Capital Guardian U.S. Equity Portfolio	MSF-13
Davis Venture Value Portfolio	MSF-15
FI Value Leaders Portfolio	MSF-17
Harris Oakmark Large Cap Value Portfolio	MSF-19
Jennison Growth Portfolio	MSF-21
MetLife Stock Index Portfolio	MSF-23
MFS Investors Trust Portfolio	MSF-25
T. Rowe Price Large Cap Growth Portfolio	MSF-27
Zenith Equity Portfolio	MSF-29

BlackRock Aggressive Growth Portfolio	MSF-30
FI Mid Cap Opportunities Portfolio	MSF-32
Harris Oakmark Focused Value Portfolio	MSF-34
MetLife Mid Cap Stock Index Portfolio	MSF-36
Neuberger Berman Mid Cap Value Portfolio	MSF-38

BlackRock Strategic Value Portfolio	MSF-40
Franklin Templeton Small Cap Growth Portfolio	MSF-42
Loomis Sayles Small Cap Portfolio	MSF-44
Russell 2000 Index Portfolio	MSF-46
T. Rowe Price Small Cap Growth Portfolio	MSF-48

FI International Stock Portfolio	MSF-50
Morgan Stanley EAFE Index Portfolio	MSF-52
Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)	MSF-54

BlackRock Diversified Portfolio	MSF-56
MFS Total Return Portfolio	MSF-58

BlackRock Bond Income Portfolio	MSF-60
Lehman Brothers Aggregate Bond Index Portfolio	MSF-62
Salomon Brothers Strategic Bond Opportunities Portfolio	MSF-64
Salomon Brothers U.S. Government Portfolio	MSF-66

BlackRock Money Market Portfolio	MSF-68

Shareholder Expense Example	MSF-69

Financial Statements
MetLife Conservative Allocation Portfolio	MSF-74
MetLife Conservative to Moderate Allocation Portfolio	MSF-78
MetLife Moderate Allocation Portfolio	MSF-82
MetLife Moderate to Aggressive Allocation Portfolio	MSF-86
MetLife Aggressive Allocation Portfolio	MSF-90

BlackRock Investment Trust Portfolio	MSF-94
BlackRock Large Cap Value Portfolio	MSF-101
BlackRock Legacy Large Cap Growth Portfolio	MSF-107
Capital Guardian U.S. Equity Portfolio	MSF-112
Davis Venture Value Portfolio	MSF-118
FI Value Leaders Portfolio	MSF-123
Harris Oakmark Large Cap Value Portfolio	MSF-130
Jennison Growth Portfolio	MSF-135
MetLife Stock Index Portfolio	MSF-140
MFS Investors Trust Portfolio	MSF-151
T. Rowe Price Large Cap Growth Portfolio	MSF-156
Zenith Equity Portfolio	MSF-161

BlackRock Aggressive Growth Portfolio	MSF-165
FI Mid Cap Opportunities Portfolio	MSF-170
Harris Oakmark Focused Value Portfolio	MSF-176
MetLife Mid Cap Stock Index Portfolio	MSF-181
Neuberger Berman Mid Cap Value Portfolio	MSF-191

BlackRock Strategic Value Portfolio	MSF-197
Franklin Templeton Small Cap Growth Portfolio	MSF-204
Loomis Sayles Small Cap Portfolio	MSF-211
Russell 2000 Index Portfolio	MSF-219
T. Rowe Price Small Cap Growth Portfolio	MSF-242

FI International Stock Portfolio	MSF-250
Morgan Stanley EAFE Index Portfolio	MSF-257
Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)	MSF-271

BlackRock Diversified Portfolio	MSF-277
MFS Total Return Portfolio	MSF-289

BlackRock Bond Income Portfolio	MSF-302
Lehman Brothers Aggregate Bond Index Portfolio	MSF-313
Salomon Brothers Strategic Bond Opportunities Portfolio	MSF-327
Salomon Brothers U.S. Government Portfolio	MSF-340

BlackRock Money Market Portfolio	MSF-347

Notes to Schedule of Investments	MSF-351

Notes to Financial Statements	MSF-353

Board Approval of Advisory Agreements	MSF-365

Board Approval of Subadvisory Agreements	MSF-366

Shareholder Votes	MSF-367

Not all Portfolios are available under every product.

Refer to your prospectus for information on the Portfolios that are available.

Morgan Stanley sponsors the MSCI EAFE® Index, Lehman Brothers sponsors the Lehman Brothers® Aggregate Bond Index, Standard & Poor’s sponsors the S&P 500® Index and the S&P 400 MidCap Index, and Frank Russell Company sponsors the Russell 2000® Index (together referred to as the “index sponsors”). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Metropolitan Series Fund, Inc’s (the “Fund’s”) Portfolios (the “Portfolios”) or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life Insurance Company and the Fund.

Letter from the President

August 2005

To Our Policyholders/Contract Owners:

We are pleased to provide you with the June 30, 2005 Semiannual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

You have the opportunity to join more than 100,000 policyholder and contract owners who are already taking advantage of our eDelivery service. When you register for eDelivery, fund reports, prospectuses and other informational documents are sent to you electronically via email. You can view and save your documents on-line, rather than receiving them in the mail. eDelivery is free, convenient, paperless and easy. See the inside front cover for information on how to sign up for eDelivery.

We look forward to serving your future investment needs.

Sincerely,

Hugh McHaffie

President, Metropolitan Series Fund, Inc.

MSF-1

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Conservative Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 2.3%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index1, a 64% allocation to the Lehman Brothers U.S. Universal Bond Index2, a 16% allocation to the Wilshire 5000 Index3, and a 4% allocation to the Morgan Stanley Capital International Europe Australasia and Far East (MSCI EAFE) Index4. During the two-month period ending June 30, 2005, the blended benchmark returned 2.1%.

PORTFOLIO REVIEW

The MetLife Conservative Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the Fund’s five Asset Allocation Portfolios.

PORTFOLIO COMPOSITION

as of June 30, 2005

Top Holdings

% of Total Net Assets
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	27.0%
Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	18.0%
Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A)	16.0%
Metropolitan Series Fund, Inc., Salomon Brothers U.S. Government Portfolio (Class A)	12.0%
Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	6.0%
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	4.0%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	2.9%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	2.0%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	2.0%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	2.0%

* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

4The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Conservative to Moderate Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 2.8%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index1, a 48% allocation to the Lehman Brothers U.S. Universal Bond Index2, a 32% allocation to the Wilshire 5000 Index3, and an 8% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index4. During the two-month period ending June 30, 2005, the blended benchmark returned 2.6%.

PORTFOLIO REVIEW

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the Fund’s five Asset Allocation Portfolios.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	22.0%
Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	15.0%
Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A)	8.0%
Metropolitan Series Fund, Inc., Salomon Brothers U.S. Government Portfolio (Class A)	7.0%
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	7.0%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	6.9%
Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	6.0%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	4.0%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	4.0%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	4.0%

* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-3

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Moderate Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 3.3%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index1, a 32% allocation to the Lehman Brothers U.S. Universal Bond Index2, a 48% allocation to the Wilshire 5000 Index3, and a 12% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index4. During the two-month period ending June 30, 2005, the blended benchmark returned 3.1%.

PORTFOLIO REVIEW

The MetLife Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the “middle” of the Fund’s five Asset Allocation Portfolios as measured by its potential risk.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	18.0%
Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	12.0%
Metropolitan Series Fund, Inc., T.Rowe Price Large Cap Growth Portfolio (Class A)	11.0%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	10.9%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	6.9%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	6.0%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	5.0%
Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	5.0%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	4.1%
Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	4.0%

* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

4The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Moderate to Aggressive Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 3.8%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index1, a 16% allocation to the Lehman Brothers U.S. Universal Bond Index2, a 64% allocation to the Wilshire 5000 Index3, and a 16% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index4. During the two-month period ending June 30, 2005, the blended benchmark returned 3.3%.

PORTFOLIO REVIEW

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the Fund’s five Asset Allocation Portfolios.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	14.9%
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	13.9%
Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	9.0%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	9.0%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	8.0%
Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	6.9%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	6.1%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	6.0%
Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	5.0%
Met Investors Series Trust, Met/AIM Mid Cap Equity Portfolio (Class A)	5.0%

* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule, must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

3 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

The MetLife Aggressive Allocation Portfolio commenced operations on May 2, 2005. For the two months ended June 30, 2005, the Class A shares of the Portfolio returned 4.2%. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of two indices for use in portfolio design and for evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Index1 and a 20% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index2. During the two-month period ending June 30, 2005, the blended benchmark returned 3.6%.

PORTFOLIO REVIEW

The MetLife Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity Portfolios. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the Fund’s five Asset Allocation Portfolios.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	16.9%
Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	16.8%
Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	9.9%
Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	9.9%
Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	8.1%
Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	8.0%
Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	7.9%
Met Investors Series Trust, Met /AIM Mid Cap Equity Portfolio (Class A)	6.0%
Metropolitan Series Fund, Inc., Russell 2000 Index Portfolio (Class A)	5.1%
Metropolitan Series Fund, Inc., BlackRock Strategic Value Portfolio (Class A)	3.1%

* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Investment Trust Portfolio to BlackRock Investment Trust Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Investment Trust Portfolio returned -0.6%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was -0.8% over the same period.

PORTFOLIO REVIEW

With investors focused on concerns of a possible economic “soft patch”, the flattening yield curve, and the level of energy prices, the stock market declined steadily through the first four months of the year. By May, those fears seemed to have been put aside as the market rebounded in the last two months of the second quarter. This mid-year rally was not quite strong enough to fully recover the earlier losses and the S&P 500 was down 81 basis points year-to-date as June came to a close. The Energy and Utilities sectors were the strongest performing sectors on an absolute basis. The dominance of large cap value stocks over large cap growth stocks had reached the five-year mark at the end of the first quarter this year. Although large cap growth stocks showed some strength during the second quarter, large cap value stocks, as measured by the Russell 1000 Value Index3 return of 1.8%, remained ahead of large cap growth stocks, as measured by the Russell 1000 Growth Index4 return of -1.7%, by 3.5% so far this year. The performance of large cap stocks (as measured by the 0.1% return of the Russell 1000 Index5) outpaced small cap stocks (as measured by the -1.3% return of the Russell 2000 Index6) by 1.4% over this same period.

With the completion of the BlackRock/State Street Research merger at the end of January, the Investment Trust portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500 Index and about 300 other large and medium capitalization companies. Using a multifactor model, the management team identifies stocks with rising earnings expectations that sell at low relative valuations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics of the S&P 500 Index. The BlackRock core quantitative model was solidly predictive for the period, with strength coming from both the valuation and earnings expectation components of the model.

Analyzing the sector-relative returns, excess return for the period was widespread, coming from more than half of our sectors. The strongest performing sectors were Consumer Cyclicals, Financials, Basic Materials, and Energy. Within these sectors, specific names which added to out performance included Pulte Homes, Nordstrom, Prudential Financial, Consol Energy, Newfield Exploration, and ConcoPhillips. All of these names were highly ranked holdings (by the quantitative model) in the Portfolio during the quarter. The weakest performing sectors were Technology and Consumer Services. The Portfolio was hurt by overweight positions in International Business Machines (IBM) and Walt Disney. IBM fell 16% in April although it rallied off its intra-quarter lows toward the end of June.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	BlackRock Investment Trust Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	-0.6%	-0.7%	-0.7%	-0.8%
1 Year	6.8	6.6	6.6	6.3
5 Years	-4.6	N/A	N/A	-2.4
10 Years	8.3	N/A	N/A	9.9
Since Inception	—	-1.7	-1.6	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01, 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2005

Top Holdings

% of Total Net Assets
General Electric Co.	3.7%
Microsoft Corp.	3.1%
Pfizer, Inc.	2.7%
Intel Corp.	2.7%
Exxon Mobil Corp.	2.6%
Bank of America Corp.	2.4%
Cisco Systems, Inc.	2.1%
Citigroup, Inc.	1.9%
International Business Machines Corp.	1.7%
ConocoPhillips	1.7%

Top Sectors

% of Equity Market Value
Financials	20.0%
Information Technology	17.2%
Health Care	13.3%
Energy	8.6%
Consumer (cyclicals)	7.9%
Consumer (non-cyclicals)	7.9%
Industrials	6.4%
Consumer Services	5.3%
Utility	3.6%
Transport	1.5%

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Large Cap Value Portfolio to BlackRock Large Cap Value Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Large Cap Value Portfolio returned 0.8%, compared to its benchmark, the Russell 1000 Value Index1, which returned 1.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was -0.3% over the same period.

PORTFOLIO REVIEW

With investors focused on concerns of a possible economic “soft patch”, the flattening yield curve, and the level of energy prices, the stock market declined steadily through the first four months of the year. By May, those fears seemed to have been put aside as the market rebounded in the last two months of the second quarter. This mid-year rally was not quite strong enough to fully recover the earlier losses and the S&P 500 was down 81 basis points year-to-date as June came to a close. The Energy and Utilities sectors were the strongest performing sectors on an absolute basis. The dominance of large cap value stocks over large cap growth stocks had reached the five-year mark at the end of the first quarter this year. Although large cap growth stocks showed some strength during the second quarter, large cap value stocks, as measured by the Russell 1000 Value Index return of 1.8%, remained ahead of large cap growth stocks, as measured by the Russell 1000 Growth Index3 return of -1.7% by 3.5% so far this year. The performance of Large Cap stocks (as measured by the 0.1% return of the Russell 1000 Index4) outpaced small cap stocks (as measured by the -1.3% return of the Russell 2000 Index5) by 1.4% over this same period.

With the completion of the BlackRock / State Street Research merger at the end of January, the Portfolio was transitioned to the quantitative investment process at BlackRock. The management team uses quantitative techniques to analyze a universe of approximately 800 companies. The management team uses a multi-factor model, which identifies the key factors that drive the performance of value stocks. Using this multi-factor model, the management team identifies stocks with low relative valuations and improving earnings expectations when compared to their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Portfolio’s return per unit of risk. The Portfolio seeks to maintain the market capitalization, sector allocations, and style characteristics similar to those of the Russell 1000 Value Index. The BlackRock quantitative value model was essentially flat for the period, but showed some strength in certain sectors. Valuation factors as a group were modestly predictive while earnings expectation factors were not predictive as a group.

On a sector-relative basis, Consumer Cyclicals and Basic Materials were the strongest performing sectors for the period. Within these groups, positions in Neiman Marcus Group, Federated Department Stores, and Consol Energy helped performance. Industrials, Financials, and Health Care were the weakest performing sectors. Overweight positions in Tyco, U.S. Bancorp, American International Group, Pfizer, and an underweight position in Cigna hurt performance. The Portfolio was also hurt by the June 30th news of Bank of America’s proposed acquisition of MBNA. Bank of America, a highly ranked holding, fell on the news, whereas MBNA, a low-ranked index name not held in the Portfolio, rose.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2005

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	0.8%	0.6%	0.6%	1.8%
1 Year	9.2	8.9	9.0	14.1
Since Inception	7.1	14.4	6.9	8.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 7/30/02 and 5/1/02 respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	4.9%
Bank of America Corp.	4.4%
Citigroup, Inc.	3.8%
Pfizer, Inc.	3.6%
ConocoPhillips	2.4%
Wachovia Corp.	2.3%
Verizon Communications	2.0%
General Electric Co.	1.9%
PPL Corp.	1.9%
SBC Communications, Inc.	1.7%

Top Sectors

% of Equity Market Value
Financials	35.4%
Energy	13.7%
Health Care	7.5%
Utility	7.3%
Technology	5.8%
Telecommunication	5.8%
Consumer Services	5.6%
Consumer (non-cyclicals)	5.3%
Consumer (cyclicals)	4.5%
Basic Materials	4.4%

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Large Cap Growth Portfolio to BlackRock Legacy Large Cap Growth Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned -2.0%, compared to its benchmark, the Russell 1000 Growth Index1, which returned -1.7%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -1.4% over the same period.

PORTFOLIO REVIEW

Equities ended the second quarter modestly positive, but the equity markets have been choppy over the last six months, resulting in relatively flat returns for the year-to-date period. Investors continued to exhibit caution, as worries over oil prices, interest rates, and economic growth remained in the spotlight.

In this environment, the BlackRock Legacy Large Cap Growth Portfolio modestly underperformed its benchmark, the Russell 1000 Growth Index for the six-month period. The Portfolio benefited from stock selection across several sectors, including Information Technology, Energy, and Financials. This relative strength was offset by weaker selection in Consumer Discretionary, Consumer Staples, and Industrials. Additionally, our overweight to the very strong Energy sector aided returns, while an overweight to the weak Consumer Discretionary sector and an underweight to the relatively strong Consumer Staples sector somewhat dampened return comparisons. Although absolute returns in the Financials sector were flat, the Portfolio’s stock selection in that sector proved to be the single largest contributor to relative returns in the Portfolio as our holdings tended to outperform those in the benchmark. Our position in Chicago Mercantile Exchange boosted Portfolio returns. We believe the futures exchange operator has capitalized on demand for futures and derivatives contract trading as the use of risk management techniques increased among investors. Additionally, the Portfolio did not hold Fannie Mae during the period. Shares of the mortgage giant declined during the period as concerns over the firm’s accounting practices continued to draw attention.

Energy proved to be the best performing sector in the benchmark during the period. Strong relative gains in the Portfolio were the result of good stock selection and our overweight to the sector. Despite patches of weakness in March and April, energy related commodity prices remained elevated over the six-month period, with crude oil prices finishing the second quarter just below $57 per barrel. Oil and gas producers EOG Resources and Newfield Exploration both posted double-digit gains. Coal producer Consol Energy also made a meaningful contribution to returns, as demand for coal has remained strong.

Weakness among select names in both Consumer Discretionary and Industrials negatively impacted returns. The major source of underperformance in the Consumer Discretionary sector was audio equipment maker Harman International. Competitive threats in the car navigation, audio, and information systems market put downward pressure on the stock price. Conglomerate Tyco International was the primary detractor from Industrials returns. Tyco’s business has been negatively impacted by the increasing pressure of higher commodity costs.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of June 30, 2005

	BlackRock Legacy Large Cap Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
6 Months	-2.0%	-2.1%	-2.1%	-1.7%
1 Year	4.8	4.5	4.7	1.7
5 Years	-6.9	N/A	N/A	-10.4
10 Years	8.8	N/A	N/A	7.4
Since Inception	—	10.5	-4.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Microsoft Corp.	4.1%
Johnson & Johnson	3.6%
General Electric Co.	3.6%
Yahoo!, Inc.	3.2%
UnitedHealth Group, Inc.	3.1%
Intel Corp.	3.1%
American Express Corp.	2.5%
The Procter & Gamble Co.	2.5%
EOG Resources, Inc.	2.4%
St. Jude Medical, Inc.	2.3%

Top Sectors

% of Equity Market Value
Information Technology	25.5%
Health Care	24.0%
Consumer Discretionary	16.7%
Consumer Staples	8.5%
Financials	7.7%
Industrials	7.1%
Energy	7.0%
Materials	0.9%
Telecommunications	0.8%
Cash/Other	1.8%

MSF-12

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned -1.9%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was -0.6% over the same period.

PORTFOLIO REVIEW

Stocks bounced back from larger losses earlier in the year to end the six-month period down slightly less than 1%. As expected, the Federal Reserve raised the federal funds rate from 2.25% to 3.25% during the period. While the Fed maintained its language about proceeding at a “measured” pace, it also acknowledged rising consumer and producer prices and implied that future rate hikes could be more aggressive.

Stocks were supported by the ongoing bond rally as U.S. financial markets moved beyond the economic “soft patch” and into the “conundrum,” with long-term bond yields declining despite rising short-term interest rates. Strong gains came from the Utilities sector, where debt reduction, capital improvements, mergers & acquisition (M&A) activity, and increasing demand for power have helped earnings, and healthy dividend yields have attracted investors. Financials also had solid returns; while many of the big banks had trading losses, M&A activity remained strong. The ongoing real estate boom and a stable mortgage market supported other parts of the Financial sector. Pharmaceutical and Biotechnology stocks also had good results, thanks to solid earnings growth and positive news about several drugs. Stocks in the Materials sector fell as investors fretted about economic growth, prices for some metals and other raw materials declined (albeit from high levels), and bulk shipping rates dropped sharply. Share prices also fell in the Telecommunications, Information Technology, Financials, and Consumer Discretionary sectors. In the Telecom area, investors appeared to question the value of recent mergers and acquisitions. Technology shares fell in light of the lukewarm outlook for demand, though semiconductor equipment stocks were down less than the sector as anecdotal evidence suggested fundamentals were close to bottoming. Financials were hurt by a flattening yield curve and the growing view among some investors that interest rates might rise higher and faster than previously thought. This took the shine off stellar results reported by most capital market-related companies. Consumer Discretionary stocks were dragged down by concerns about the sustainability of the consumer economy and disappointing earnings in the auto industry.

The Portfolio’s overweight position in the strong Energy sector helped returns, though integrated oil companies outperformed oil services, where our overweight has concentrated. Stock selection was additive among industrial companies and weak among companies in the Health Care, Consumer Discretionary, and Financial sectors. The latter was largely due to positions in government-sponsored mortgage lenders. These stocks have been held on a view that their core competitive advantage—the implied backing of the U.S. government, and hence a lower cost of funding—would not be taken away despite the tighter regulatory environment.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-13

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	Capital Guardian U.S. Equity Portfolio		S&P 500
	Class A	Class B	Index
6 Months	-1.9%	-2.0%	-0.8%
1 Year	4.2	3.9	6.3
Since Inception	5.0	4.8	5.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
AstraZeneca, Plc. (ADR)	3.4%
General Electric Co.	2.6%
Washington Mutual, Inc.	2.5%
Forest Laboratories, Inc.	2.4%
JPMorgan Chase & Co.	2.2%
SLM Corp.	2.2%
Royal Dutch Petroleum Co. (ADR)	2.1%
Allergan, Inc.	2.0%
Wells Fargo & Co.	2.0%
Lowe’s Cos., Inc.	1.9%

Top Sectors

% of Total Market Value
Information Technology	20.0%
Health Care	18.0%
Financials	16.0%
Industrials	10.1%
Consumer Discretionary	10.0%
Energy	9.4%
Consumer Staples	8.3%
Telecommunications	3.0%
Materials	2.7%
Utilities	1.5%

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Davis Venture Value Portfolio returned 1.8%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was -0.3% over the same period.

PORTFOLIO REVIEW

During the six-month period ended June 30, 2005, the stock market, as measured by the Standard & Poor’s 500® Index, declined by 0.8%. U.S. economic activity, as measured by gross domestic product, continued its decline through the first quarter of 2005. Interest rates, as measured by the 10-year Treasury bond, were stable for the first two months of the year, rose sharply in March, then slowly declined over the second quarter of 2005.

Energy companies were the most important contributors to the Portfolio’s performance over the six-month period. The Energy sector was also the strongest performing sector of the S&P 500 Index. The Portfolio benefited by investing a larger percentage of its assets in energy companies than did the S&P 500 Index, and as a group, the individual energy companies that the Portfolio owned out-performed the average energy companies included in the S&P 500 Index. All of the Portfolio’s energy companies performed well, with EOG Resources, ConocoPhillips, Occidental Petroleum, and Devon Energy, all among the Portfolio’s top 10 contributors to performance for the six- month period. The Portfolio’s largest sector group holdings were in financial companies. As a group, these companies detracted from performance over the six-month period, with American Express and JPMorgan Chase both among the Portfolio’s top 10 detractors from performance.

The Portfolio also held significant investments in insurance companies. Progressive was among the Portfolio’s top 10 contributors to performance over the period, while American International Group, Transatlantic Holdings, and Berkshire Hathaway were all among the Portfolio’s top 10 detractors from performance over the period. Overall, the Portfolio’s insurance company holdings detracted from performance over the six-month period.

Individual companies making important contributions to the Portfolio’s performance over the period included HCA, a health care provider and services company; Altria Group, a food, beverage, and tobacco company; and H&R Block, a consumer services company.

Individual companies detracting from performance over the period included Tyco International, a capital goods company; Comcast, a media company; and Lexmark International, a technology hardware and equipment company.

The Portfolio ended the period with 11% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio slightly under-performed the S&P 500 Index over the six-month period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	1.8%	1.7%	1.8%	-0.8%
1 Year	9.2	9.0	9.1	6.3
5 Years	2.6	N/A	N/A	-2.4
10 Years	12.1	N/A	N/A	9.9
Since Inception	—	14.0	3.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 2/20/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
American Express Co.	6.4%
Altria Group, Inc.	5.1%
American International Group, Inc.	4.7%
JPMorgan Chase & Co.	3.8%
Tyco International, Ltd.	3.7%
Wells Fargo & Co.	3.3%
Costco Wholesale Corp.	3.3%
Golden West Financial Corp.	3.2%
HSBC Holdings, Plc.	3.2%
Berkshire Hathaway, Inc. (Class A)	3.2%

Top Sectors

% of Equity Market Value
Financial	47.0%
Consumer Staples	12.4%
Energy	10.6%
Consumer Discretionary	8.6%
Industrials	6.2%
Information Technology	4.1%
Materials	4.1%
Health Care	3.6%
Telecommunications	0.7%
Cash/Other	2.7%

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the FI Value Leaders Portfolio returned 1.0%, compared to its benchmark, the Russell 1000 Value Index1, which returned 1.8%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2, was 0.5% over the same period.

PORTFOLIO REVIEW

Equities posted modest gains during the 6-month period ending June 30, 2005. Throughout most of the period, investors generally maintained a cautious stance, as concerns about higher oil prices and rising interest rates limited market returns. Value stocks continued the strong performance posted during recent years, outperforming growth stocks. Year-to-date, large caps have slightly outperformed small caps. Utilities and Energy were the best performing sectors over the first half of the year.

In this environment, the FI Value Leaders Portfolio posted positive returns, but underperformed the Russell 1000 Value Index. Performance was hurt by an underweighting of the strong Utilities sector. Stock selection and an overweight in the Industrials sector hampered performance, led by a decline in Tyco behind missed earnings estimates. Also hurting performance was unfavorable stock selection in the Materials sector. On a positive note, the Portfolio benefited from security selection within the Energy sector. The Portfolio also was helped by stock picking in the Telecommunications Services sector.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-17

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2005

	FI Value Leaders Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	1.0%	0.9%	0.9%	1.8%
1 Year	11.2	11.0	11.1	14.1
5 Years	-0.2	N/A	N/A	6.6
10 Years	8.8	N/A	N/A	12.0
Since Inception	—	13.2	0.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 7/30/02 and 5/1/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2005

Top Holdings

% of Total Net Assets
General Electric Co.	4.2%
American International Group, Inc.	4.0%
Exxon Mobil Corp.	3.7%
Honeywell International, Inc.	3.6%
Bank of America Corp.	2.6%
Baxter International, Inc.	1.8%
Tyco International, Ltd.	1.8%
SBC Communications, Inc.	1.8%
Altria Group, Inc.	1.4%
JPMorgan Chase & Co.	1.3%

Top Sectors

% of Total Market Value
Financials	21.0%
Energy	15.4%
Industrials	11.5%
Information Technology	10.4%
Health Care	9.7%
Consumer Discretionary	8.9%
Materials	6.4%
Consumer Staples	5.4%
Telecommunications	5.1%
Utilities	1.9%

MSF-18

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned -2.3%, compared to its benchmark, the Russell 1000 Value Index1, which returned 1.8%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe2, was -0.3% over the same period.

PORTFOLIO REVIEW

At the halfway point for 2005, the equity markets appear to be at a standstill: basically flat for the past six months and, except for the last 60 days of 2004, uninspired for the past 18 months. Ironically, there is plenty of activity around us: first, a surprisingly robust macro environment despite plenty of headwind from rising energy prices and a cautious Federal Reserve; second, record profitability is pressuring corporations to do something with their excess liquidity—growing cash balances are leading to increases in mergers & acquisitions and restructuring activity, as well as share repurchases and higher dividends. When all of this is coupled with data that shows investors are trading in and out of stocks more rapidly than ever, one is left with the impression that most equity investors are focused on short-term tactics in order to grab even the slightest moves.

At June 30, 2005, the Portfolio held 51 securities across a variety of industries. During the period, we initiated positions in Hewlett- Packard and Texas Instruments. Hewlett–Packard is both a manufacturer and servicer of high tech equipment, including personal computers, servers, storage devices, printers, networking equipment, and software. Texas Instruments is a high quality semiconductor manufacturer with leading positions in fast growing areas of the chip market. The stock is trading at just 40% of its high of five years ago, and we believe the company has a strong balance sheet, generates significant free cash flow, and has a strong shareholder oriented management team. During the period, we eliminated our positions in AmerisourceBergen, Guidant, SunGard Data Systems, and Toys R Us.

ConocoPhillips, Pulte Homes, and Burlington Resources had the most positive impact on performance during the period. Both ConocoPhillips and Burlington Resources have benefited from the continued increase in energy prices. Pulte Homes was up significantly due to continued strength in the homebuilding industry. Sun Microsystems, Time Warner, and McDonald’s had the most negative impact on performance. Sun announced the acquisition of StorageTek, which put pressure on the stock. Revenues at Time Warner’s AOL division have been weak, as have revenues in its Filmed Entertainment business. Nonetheless, we continued to like the firm’s stable of assets and the tremendous amount of cash flow this company generated. McDonald’s stock has declined recently due to short-term concerns over revenue growth in Europe.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher divided yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-19

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL 1000 VALUE INDEX

Average Annual Returns as of June 30, 2005

	Harris Oakmark Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
6 Months	-2.3%	-2.4%	-2.4%	1.8%
1 Year	5.3	5.1	5.1	14.1
5 Years	10.5	N/A	N/A	6.6
Since Inception	5.3	9.7	5.0	6.0

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Viacom, Inc. (Class B)	2.6%
McDonald’s Corp.	2.5%
Time Warner, Inc.	2.5%
Yum! Brands, Inc.	2.4%
Citigroup, Inc.	2.4%
Washington Mutual, Inc.	2.4%
The Walt Disney Co.	2.4%
The Home Depot, Inc.	2.4%
Kohl’s Corp.	2.4%
Liberty Media Corp. (Class A)	2.3%

Top Sectors

% of Total Market Value
Consumer Discretionary	46.2%
Financials	16.3%
Consumer Staples	11.9%
Technology	7.9%
Industrials	7.1%
Health Care	6.3%
Energy	4.3%

MSF-20

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Jennison Growth Portfolio returned 0.3%, compared to its new benchmark, the Russell 1000 Growth Index1, which returned -1.7% for the same period. The Portfolio’s old benchmark, the Standard & Poor’s 500 Index2, returned -0.8%. The benchmark was changed because the portfolio manager feels the Russell 1000 Growth Index better reflects the universe of stocks in which the Portfolio generally invests. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe3, was -1.4% over the same period.

PORTFOLIO REVIEW

Market conditions during this period have been challenging, driven mainly by macro-economic overhangs. Rising energy prices, which contributed to concerns over rising inflation, rising interest rates, and a slowing in the overall economy plagued the first quarter of 2005. Most recently in the second quarter, the broadly positive performance of corporate profits led to a rebound in the stock markets, despite oil hitting record highs. While not all companies and sectors were positive, the markets responded to these reports in a more measured, rather than exaggerated fashion. Specifically companies that reported positive earnings and outlooks were rewarded, and those with disappointing performance traded lower, though these moves were more in proportion to the extent of the outcome than has been the case for some time. Within the Russell 1000 Growth Index, Energy and Utilities were the strongest performing sectors over the past six months, while Financials and Information Technology were the weakest.

The high price of oil has benefited the Energy sector, and it was the best performing sector for this period. Our overweight in Energy contributed to positive relative returns. We reduced our positions in Energy around calendar-year end, believing that we had achieved attractive cyclic returns in selected holdings. While we were premature to do so, we believed that valuations of many energy stocks appropriately discount the current prices of energy commodities.

On the other hand, Information Technology was the weakest sector in the benchmark for this period; however, our holdings did very well and added significantly to absolute and relative return. Google was the best performing position in the Portfolio. The company has seen explosive growth since first going public in August 2004. Revenues have grown at a triple digit pace year-over-year due to surging sponsored search revenue. Another strong performer from this sector included Apple, who has benefited from a strong product cycle. Strong returns from these positions were offset somewhat by weakness in communication equipment companies Qualcomm and Research in Motion.

Another significant source of relative strength came from stock selection in Health Care. Within this sector, the return of our holdings nearly tripled that of the benchmark’s. All segments of the sector were positive except for pharmaceuticals. Genentech was a stellar performer due to the success of one of its cancer drugs along with favorable clinical trial results. Other holdings from this sector that performed well were HMOs including UnitedHealth Group and Wellpoint. The HMOs have benefited from the continued deceleration in the rate of growth in medical costs and a rational pricing environment. Recently, the stock market has rewarded companies that bring either meaningful scientific advances to the treatment arena or provide services designed to manage costs of service or deliver. We believe the Portfolio is positioned for further developments along these lines.

The only sector to detract from relative return more than modestly was Consumer Discretionary. Most of this relative weakness can be attributed to negative returns in eBay, which fell significantly in the first four months of 2005. eBay was plagued by a dramatic slowdown in its U.S. business, which raised concerns about its long-term growth rate. We have already seen signs of a stabilized growth rate and continued strength in its International and Paypal units. Financials were also difficult during this period; however, our positions were still significant positive contributors on a relative basis because of favorable stock selection. Financial stocks were under pressure from increased concerns over rising interest rates. American International Group (AIG) was a weak performer due to heightened regulatory scrutiny, and we eliminated our position during the period. Despite a difficult environment for stocks in this sector, holdings such as Lehman Brothers were able to show solid positive returns and benefit relative performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-21

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX AND S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	Jennison Growth Portfolio			Russell 1000 Growth Index	S&P 500 Index
	Class A	Class B	Class E
6 Months	0.3%	0.2%	N/A	-1.7%	-0.8%
1 Year	6.3	6.2	N/A	1.7	6.3
Since Inception	3.0	2.8	7.3%	6.4	5.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	3.9%
Genentech, Inc.	3.3%
General Electric Co.	3.3%
Schlumberger, Ltd.	3.0%
American Express Co.	2.9%
Yahoo!, Inc.	2.9%
Target Corp.	2.6%
Intel Corp.	2.5%
Roche Holding AG (ADR)	2.5%
Whole Foods Market, Inc.	2.2%

Top Sectors

% of Total Market Value
Information Technology	32%
Health Care	25%
Consumer Discretionary	15%
Financials	9%
Consumer Staples	8%
Energy	4%
Industrials	3%
Telecommunications	2%
Cash/Other	2%

MSF-22

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the MetLife Stock Index Portfolio returned -0.9%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe2, was -1.0% over the same period.

PORTFOLIO REVIEW

The Standard & Poor’s 500 Index closed down for the first half of 2005 as volatile oil prices and mixed economic data weighed on the market. The S&P 500 Index returned negative 2.1% in the first quarter and positive 1.4% in the second quarter. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising the target 100 basis points (1.00%) since the beginning of the year to 3.25%. The price of oil surged above $60 per barrel in June, closing at approximately $57 per barrel at the end of the first half of 2005. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Four of the ten sectors comprising the S&P 500 Index experienced positive returns for the first six months of 2005. The Energy sector, which had a beginning-of-year weight of 7.2%, was the best- performing sector, up 19.9%, providing the largest positive impact to the benchmark’s six-month return. The next best-performing sectors were Utilities (2.9% beginning weight) and Health Care (12.7% beginning weight), returning 15.2% and 3.5%, respectively. Materials, which had a beginning-of-year weight of 3.1%, was the worst-performing sector, down 7.8%. The next worst-performing sectors were Consumer Discretionary (11.9% beginning weight), Information Technology (16.1% beginning weight), and Industrials (11.8% beginning weight), down 6.6%, 5.7%, and 4.8%, respectively. Financials, the largest sector with a beginning-of-year weight of 20.6%, was down 2.3% during the first half of 2005.

The stocks with the largest positive impact on the benchmark return for the first half of the year were ConocoPhillips, up 33.9%; ExxonMobil, up 13.2%; and Intel, up 12.2%. The stocks with the largest negative impact were eBay, down 43.2%; IBM, down 24.4%; and American International Group, down 11.2%.

There were six additions to the benchmark and six deletions in the first six months of 2005.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-23

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	MetLife Stock Index Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	-0.9%	-1.1%	-1.0%	-0.8%
1 Year	6.0	5.7	5.9	6.3
5 Years	-2.7	N/A	N/A	-2.4
10 Years	9.5	N/A	N/A	9.9
Since Inception	—	-0.6	-0.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
General Electric Co.	3.3%
Exxon Mobil Corp.	3.3%
Microsoft Corp.	2.2%
Citigroup, Inc.	2.1%
Pfizer, Inc.	1.8%
Johnson & Johnson	1.7%
Bank of America Corp.	1.6%
Wal-Mart Stores, Inc.	1.4%
Intel Corp.	1.4%
American International Group, Inc.	1.3%

Top Sectors

% of Total Market Value
Financials	20.3%
Information Technology	15.1%
Health Care	13.4%
Consumer Discretionary	11.4%
Industrials	11.2%
Consumer Staples	10.1%
Energy	8.8%
Utilities	3.5%
Telecommunication Services	3.2%
Materials	2.9%

MSF-24

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the MFS Investors Trust Portfolio returned -0.4%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was –0.8% over the same period.

PORTFOLIO REVIEW

As 2005 began, the U.S. economy, in our view, entered the middle phase of the economic expansion that began in the spring of 2003. Some measures of the economy, such as earnings and GDP (gross domestic product) growth, eased from the rates we saw early in the recovery. U.S. stocks experienced considerable volatility throughout the six months ended June 30, 2005 and finished the period lower. Oil’s repeated rise to record levels weighed on investor and business confidence as did concern about the credit quality of some major U.S. corporations and about rising interest rates. Despite persistent record U.S. budget and trade deficits, the dollar reversed course and gained significantly against the euro, which was weighed down by the region’s slow growth and “no” votes by France and the Netherlands for the European Union’s constitution. Despite the somewhat mixed picture presented by economic indicators throughout the period, the U.S. Federal Reserve Board raised its target for the federal funds rate four times, underlining its belief that inflationary pressures were more of a risk to the U.S. economy than a slowdown in growth. Overall, the period was marked by the continued recovery of global economies and improvements in corporate spending and earnings. The majority of global stock markets, excluding those in the United States, finished the period higher.

Relative to its benchmark (the Standard & Poor’s 500 Index), Basic Materials, Energy and Financial Services were the Portfolio’s strongest-performing sectors over the six-month period. In the Basic Materials sector, stock selection aided results. Our position in seed and herbicide company Monsanto was among the top contributors to relative returns. A combination of our overweighting and good stock selection in the strong-performing Energy sector contributed to relative performance. Our positions in energy exploration and production company EOG Resources, offshore drilling company Noble, and oilfield services provider Halliburton helped performance relative to the benchmark. Additionally, our positions in Canadian energy company EnCana and UK-based British Petroleum , neither of which is a benchmark constituent, aided relative results. Stock selection in the Financial Services sector also benefited results. Within this sector, investment company Legg Mason, which is not a benchmark constituent, was among the top contributors for the period. In other sectors, not holding poor-performing computer company IBM helped relative performance. Additionally, our positions in strong-performing defense contractor Lockheed Martin and biotech firm Gilead Sciences boosted results relative to the benchmark.

Utilities and Communications, Autos and Housing, and Transportation were the weakest-performing sectors on a relative basis during the reporting period. Our underweighting of the strong-performing Utilities and Communications sector and, to a lesser extent, stock selection in that sector hurt relative performance. Our position in wireless service provider Vodafone, which is not a benchmark constituent, held back relative results as the stock declined over the period. Our overweighted position and, to a lesser degree, security selection in the Autos and Housing sector also detracted from results relative to the benchmark. Within this sector, our holdings in motorcycle maker Harley Davidson declined over the period, hurting relative performance. Although no individual security in the sector was among the Portfolio’s top detractors, stock selection in the Transportation sector hurt relative results.

Not holding Energy companies Exxon Mobil and ConocoPhillips, and semiconductor company Intel, all benchmark constituents, detracted from relative returns as each gained substantially over the period. Additionally, our positions in poor-performing manufacturing conglomerate Tyco, insurance company American International Group, printer manufacturer Lexmark International, online auctioneer eBay, and consulting firm Accenture hurt relative performance.

During the reporting period, shifts in currency valuations detracted from performance relative to the benchmark. The base currency of the Portfolio is U.S. dollars and the performance of the Portfolio and its benchmark are presented in terms of this currency. Nevertheless, specific holdings of the Portfolio and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the Portfolio and the benchmark to foreign currency movements may differ from time to time, these movements may have a material impact on relative performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-25

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	MFS Investors Trust Portfolio				S&P 500 Index
	Class A	Class B	Class E
6 Months	-0.4%	-0.7%	-	0.6%	-0.8%
1 Year	8.5	8.1		8.2	6.3
5 Years	-2.1	N/A		N/A	-2.4
Since Inception	-1.2	3.7	-	1.0	-0.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/99, 5/1/02 and 5/1/01, respectively. Index since inception return is based on the Class A, inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
American International Group, Inc.	3.0%
Johnson & Johnson	2.9%
United Technologies Corp.	2.5%
EMC Corp.	2.3%
Lockheed Martin Corp.	2.1%
Abbott Laboratories	2.0%
Oracle Corp.	2.0%
Dell, Inc.	2.0%
Wyeth	2.0%
Amgen, Inc.	1.9%

Top Sectors

% of Total Market Value
Health Care	18.5%
Financial Services	20.0%
Technology	15.1%
Consumer Staples	9.7%
Energy	9.3%
Industrial Goods & Services	8.4%
Leisure	6.2%
Retailing	6.1%
Utilities & Communications	4.3%
Basic Materials	3.3%

MSF-26

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned -1.1%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was -1.4% over the same period.

PORTFOLIO REVIEW

The equity markets fluctuated within a rather narrow range during the six-month period, struggling to digest a host of conflicting market and economic reports. Investors seemed to focus particularly on the Federal Reserve’s ongoing program to raise their target short-term interest rate—3.25% at June 30, 2005—as well as very high energy and commodity prices, and some related troubling data on inflation. Initially, the market retreated, with the impact being felt disproportionately by growth stocks. As the period wore on, however, solid corporate earnings reports restored investor confidence, and growth strategies began to outpace value strategies in the second quarter.

For the six-month period ended June 30, 2005, the Portfolio produced a negative return. An early-year downdraft in the markets accounted for the bulk of this decline, and the Portfolio had a strong recovery in the second quarter. With the market favoring value stocks early on, the Portfolio trailed the benchmark Standard & Poor’s 500 Index during the downdraft, but it bounced back more quickly in the spring, resulting in a slight underperformance for the period as a whole.

The fortunes of the Information Technology sector were quite dramatic during the period, and our positions in the sector drove our relative results. In May, Technology climbed nine percent—its best one-month return since October 2003—and powered the Portfolio’s second quarter rebound. However, this strong showing could not offset losses from earlier in the year and Technology remained one of the Portfolio’s weakest sectors for the period as a whole. We increased our exposure to Technology because we thought that depressed valuations and improved fundamentals would create an attractive risk/reward tradeoff in the sector. We have focused on semiconductor firms such as Intel, as well as computers and software.

The Portfolio enjoyed success with its Health Care and Telecommunications stakes, and some key positions in Metals and Mining stocks helped to cushion the Portfolio’s first-quarter decline. However, a limited exposure to more-defensive, value-oriented sectors such as Utilities and Energy set the Portfolio back significantly in the first quarter on a relative basis. There was also a small set of individual holdings that were hurt by major corporate setbacks. Pharmaceutical company Elan, for example, had to shelve its multiple sclerosis drug, Tysabri, after it was linked to potentially fatal side effects; and insurer American International Group has been under intense scrutiny after admitting to improper accounting practices and ousting its long-time CEO.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-27

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
6 Months	-1.1%	-1.2%	-1.1%	-0.8%
1 Year	6.2	5.9	6.0	6.3
5 Years	-1.9	N/A	N/A	-2.4
Since Inception	4.3	12.4	0.6	2.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2005

Top Holdings

% of Total Net Assets
Citigroup, Inc.	3.0%
Microsoft Corp.	2.9%
General Electric Co.	2.8%
UnitedHealth Group, Inc.	2.4%
Wal-Mart Stores, Inc.	2.3%
American International Group, Inc.	2.2%
Dell, Inc.	2.0%
WellPoint, Inc.	1.9%
Danaher Corp.	1.7%
State Street Corp.	1.7%

Top Sectors

% of Total Market Value
Information Technology	24.3%
Financials	18.6%
Consumer Discretionary	18.2%
Health Care	13.3%
Industrials	8.0%
Consumer Staples	6.0%
Energy	5.0%
Telecommunications	3.4%
Materials	1.1%
Cash/Other	2.1%

MSF-28

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Zenith Equity Portfolio returned -0.2%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned -0.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was -0.8% over the same period.

PORTFOLIO REVIEW

Currently, MetLife Advisers, LLC invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios).

For information on the Underlying Portfolios, please see the sections of this report pertaining to each of the Underlying Portfolios.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.;
Jennison Growth Portfolio (Class A)	34.4%
Metropolitan Series Fund, Inc.;
Capital Guardian U.S. Equity Portfolio (Class A)	32.8%
Metropolitan Series Fund, Inc.;
FI Value Leaders Portfolio (Class A)	32.8%

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of June 30, 2005

	Zenith Equity Portfolio	S&P 500 Index
6 Months	-0.2%	-0.8%
1 Year	7.3	6.3
5 Years	-0.8	-2.4
10 Years	8.6	9.9

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

* The views expressed above are those of the investment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Aggressive Growth Portfolio to BlackRock Aggressive Growth Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 2.3%, compared to its benchmark, the Russell Midcap Growth Index1, which returned 1.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 0.3% over the same period.

PORTFOLIO REVIEW

After surging 65% during the two-year period ended December 31, 2004, mid cap growth stocks (as measured by the Russell Midcap Growth Index) started 2005 poorly in what has been a challenging period for stocks. Among growth stocks, however, the mid cap segment has been the strongest year-to-date, with both the small cap growth and large cap growth universes declining so far in 2005.

During the six-month period, the Portfolio outperformed the Russell Midcap Growth Index as a result of excellent performance in the Energy sector. Energy has been the top sector in the market during the last six months by a wide margin, and the Portfolio’s overweight positioning in that sector was beneficial. Our sector positioning was determined by bottom-up stock selection, and the Portfolio’s overweight reflected our identification of several attractive investment opportunities in this sector. Stock selection also contributed to the relative strength in the Energy sector. The Portfolio’s top holding, EOG Resources returned 59% during the period due to a very strong demand environment for oil and natural gas combined with positive exploration successes by the company. Coal stocks also benefited from high commodity prices caused by strong demand, and our position in Consol Energy contributed to strong relative performance during this period.

Stock selection in the Telecommunication, Financial, and Information Technology sectors also contributed favorably during the period. In Financials, our position in Chicago Mercantile Exchange helped the Portfolio by rising 30% during the period. During the second quarter, the market responded very positively to the company’s pricing power and business fundamentals, as well as to speculation of a merger with the Chicago Board of Trade.

Despite strong results in the health care providers & services industry, the Portfolio’s Health Care investments detracted from absolute and relative returns. Holdings in the biotechnology industry accounted for the majority of the weakness as both Biogen IDEC and OSI Pharmaceuticals fell more than 40%. The unexpected withdrawal of Tysabri, a major multiple sclerosis drug, dealt a blow to the shares of Biogen. Licensed by Biogen, the drug had been approved and was growing rapidly in the market. This drug’s withdrawal development considerably changed the investment thesis for the stock and, as a result, we removed it from the Portfolio. OSI Pharmaceuticals Inc., maker of the lung cancer drug Tarceva, also declined during the period on lower than expected prescriptions and perceived competitive threats.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of June 30, 2005

	BlackRock Aggressive Growth Portfolio			Russell MidCap Growth Index
	Class A	Class B	Class E
6 Months	2.3%	2.2%	2.3%	1.7%
1 Year	10.2	9.8	10.1	10.9
5 Years	-5.5	N/A	N/A	-5.2
10 Years	4.4	N/A	N/A	9.4
Since Inception	—	8.2	0.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/29/88, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
EOG Resources, Inc.	3.0%
Nextel Partners, Inc. (Class A)	2.5%
Avid Technology, Inc.	2.1%
Williams-Sonoma, Inc.	2.1%
VeriSign, Inc.	2.0%
Community Health Systems, Inc.	2.0%
Ceridian Corp.	2.0%
Charles River Laboratories	2.0%
NAVTEQ	1.9%
CONSOl Energy, Inc.	1.9%

Top Sectors

% of Total Market Value
Information Technology	27.6%
Consumer Discretionary	21.1%
Health Care	20.6%
Energy	9.5%
Industrials	7.6%
Telecommunication	4.6%
Financials	3.9%
Materials	2.5%
Cash/Other	2.6%

MSF-31

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the FI Mid Cap Opportunities Portfolio returned -2.8%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 3.9%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 0.3% over the same period.

PORTFOLIO REVIEW

Equities posted modest gains during the 6-month period ending June 30, 2005. Throughout most of the period, investors generally maintained a cautious stance, as concerns about higher oil prices and rising interest rates limited market returns. Value stocks continued the strong performance posted during recent years, outperforming growth stocks. Year-to-date, large cap stocks have slightly outperformed small cap stocks. Utilities and Energy have been the best performing sectors over the first half of the year.

In this environment, the FI Mid Cap Opportunities Portfolio underperformed the S&P MidCap 400 Index. Top 10 holding Harman International Industries was the leading detractor from relative performance during the period. The stock posted solid gains in 2004, but has declined about 35% thus far in 2005 despite posting two solid quarterly earnings reports. An underweight and unfavorable security selection in the Health Care sector contributed to the Portfolio’s relative underperformance. Stock picking in the Consumer Staples, Industrials, and Telecommunication Services sectors also detracted from relative performance. On the positive side, top ten holdings in the Materials sector, Monsanto and Potash, helped the Portfolio. An overweight to the Financials sector and solid stock picks in the diversified financials industry helped to bolster relative performance during the period as well.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-32

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MID CAP 400 INDEX

Average Annual Returns as of June 30, 2005

	FI Mid Cap Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	-2.8%	-2.9%	-2.8%	3.9%
1 Year	8.4	8.1	8.2	14.0
5 Years	-13.6	N/A	N/A	8.5
Since Inception	7.6	-6.8	-4.4	13.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Harman International Industries, Inc.	5.6%
Nextel Communications, Inc. (Class A)	5.4%
Sprint Corp.	3.4%
Potash Corp. of Saskatchewan, Inc.	3.3%
Royal Caribbean Cruises, Ltd.	3.3%
American Tower Corp.	2.9%
Safeway, Inc.	2.9%
National-Oilwell Varco, Inc.	2.7%
Research In Motion, Ltd.	2.5%
Calamos Asset Management, Inc.	2.4%

Top Sectors

% of Total Market Value
Consumer Discretionary	25.0%
Telecommunications	17.8%
Energy	13.4%
Materials	12.5%
Information Technology	11.3%
Industrials	7.3%
Financials	4.5%
Health Care	4.3%
Consumer Staples	3.8%
Cash/Other	0.1%

MSF-33

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 6.5%, compared to its benchmark, the Russell Midcap Index1, which returned 3.9%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 1.4% over the same period.

PORTFOLIO REVIEW

At the halfway point for 2005, the equity markets appear to be at a standstill, basically flat for the past six months and, except for the last 60 days of 2004, uninspired for the past 18 months. Ironically, there has been plenty of activity around us: first, a surprisingly robust macro environment despite plenty of headwind from rising energy prices and a cautious Federal Reserve; second, record profitability is pressuring corporations to do something with their excess liquidity and growing cash balances have lead to increases in mergers & acquisitions and restructuring activity, as well as share repurchases and higher dividends.

At June 30, 2005, the Portfolio held 27 securities across a variety of industries. During the period, we initiated positions in CDW Conseco, National Semiconductor, and The E.W. Scripps. CDW Corporation is a direct marketer of information technology products. During the period, the firm was a high growth, high return on capital business selling at a below average valuation when compared with its peer group. We believe that CDW has scale and operational advantages that its competitors do not enjoy. The firm focuses on the small business customer, which has been a high growth, stable market. CDW likewise had a strong balance sheet, with more than $7 per share of cash. Conseco emerged from bankruptcy in 2003, having shed its finance business, and has put in place a new management team. Conseco is a health insurance company that caters to the older, middle-income population. 70% of Conseco’s income came from businesses that are fragmented and in which the company has competitive advantages. Currently, the firm has over $6 billion in loss carry forwards, which means it may be several years before it has to start paying taxes again. National Semiconductor produces microchips and offers a variety of integrated circuits, which transform physical information (light, sound, radio waves) into data. The firm’s chips are used in aerospace, automotive, networking, and communications applications. E.W. Scripps is a cable network business with good quality, high margin newspaper, broadcast TV, and licensing properties. Scripps owns the Home and Garden Television network, as well as a 70% stake in The Food Network, both of which experienced considerable growth and represent tremendous value. The company generated good free cash flow and has a sound balance sheet. We eliminated our positions in Janus Capital Group, Office Depot, Rockwell Collins, and Toys R Us during the period.

Burlington Resources, Omnicare, and Darden Restaurants had the most positive impact on performance during the period. Earnings for Burlington Resources were helped by lower exploration expense and the continued increase in the price of oil and natural gas. Most of the underlying metrics for Omnicare, such as sales growth and margin expansion, showed improvement. Olive Garden continued to be a strong performer for Darden Restaurants, and changes at Red Lobster have begun to bear fruit. Xerox, Time Warner, and First Data had the most negative impact on performance during the period.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-34

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

Average Annual Returns as of June 30, 2005

	Harris Oakmark Focused Value Portfolio			Russell Midcap Index
	Class A	Class B	Class E
6 Months	6.5%	6.4%	6.4%	3.9%
1 Year	14.9	14.6	14.7	17.1
5 Years	17.1	N/A	N/A	7.3
10 Years	12.0	N/A	N/A	12.9
Since Inception	—	11.8	11.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Sovereign Bancorp, Inc.	7.8%
H&R Block, Inc.	5.3%
Washington Mutual, Inc.	5.0%
Omnicare, Inc.	5.0%
Yum! Brands, Inc.	4.7%
Burlington Resources, Inc.	4.4%
R.R. Donnelley & Sons Co.	4.2%
Liz Claiborne, Inc.	4.1%
Hospira, Inc.	3.9%
The E.W. Scripps Co. (Class A)	3.7%

Top Sectors

% of Total Market Value
Consumer Discretionary	37.2%
Financials	18.2%
Industrials	14.9%
Health Care	10.8%
Information Technology	10.5%
Energy	4.9%
Consumer Staples	3.5%

MSF-35

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 3.8%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 3.9%.

PORTFOLIO REVIEW

The Standard & Poor’s MidCap 400 Index was down 0.4% in the first quarter; however, the benchmark experienced a positive return of 4.3% in the second quarter. The Mid Cap 400 Index went up 10.7% between its low on April 15 and its high on June 17. Some of the factors which drove equity markets during the period included geopolitical concerns, energy prices, corporate earnings, Federal Reserve interest rate policy, and unemployment rates.

Seven of the ten sectors experienced positive returns for the first six months of the year. The Energy sector, which had a beginning-of- year weight of 6.8%, increased 23.7% and accounted for 41.3% of the positive six-month return. The Consumer Discretionary sector, which had a beginning-of-year weight of 19.4%, increased 6.5% and accounted for 32.3% of the positive six-month return. The Utilities and Health Care sectors, which at the end of 2004 collectively represented 17.6% of the total capitalization of the Index, increased 11.8% and 6.9%, respectively. These two sectors combined accounted for 39.6% of the mid-year return.

The three names with the largest positive impact to performance were Legg Mason, Inc. up 42.6%; Murphy Oil Corp, up 30.5%; and D R Horton, Inc. up 25.0% for the first half of the year. The three names with the largest negative impact to performance were UTStarcom Inc, down 66.2%; Lear Corp. down 39.7%; and Harman International Industries, down 35.9%.

There were nine additions to the benchmark and nine deletions in the first six months of 2005.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-36

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE

S&P MIDCAP 400 INDEX

Average Annual Returns as of June 30, 2005

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
6 Months	3.8%	3.7%	3.7%	3.9%
1 Year	13.8	13.4	13.6	14.0
Since Inception	7.9	8.0	7.8	8.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	1.6%
Legg Mason, Inc.	1.0%
D.R. Horton, Inc.	1.0%
Lennar Corp. (Class A)	0.8%
Murphy Oil Corp.	0.8%
Weatherford International, Ltd.	0.7%
Whole Foods Market, Inc.	0.7%
Coventry Health Care, Inc.	0.7%
Smith International, Inc.	0.6%
Noble Energy, Inc.	0.6%

Top Sectors

% of Total Market Value
Consumer Discretionary	19.6%
Financials	17.7%
Information Technology	13.9%
Health Care	12.0%
Industrials	11.3%
Energy	8.6%
Utilities	7.6%
Consumer Staples	4.6%
Materials	4.2%
Telecommunication Services	0.5%

MSF-37

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 3.4%, compared to its benchmark, the Russell Midcap Value Index1, which returned 5.5%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2, was 1.4% over the same period.

PORTFOLIO REVIEW

In general, equity markets posted very mixed returns for the first six months of 2005. With the exception of mid-caps, market-capitalization played little part in differentiating positive from negative returns. Performance leaders tended to be mostly value-style indices across the market cap spectrum; in addition, all mid-cap indices produced positive returns. The Russell Midcap Value and Midcap Index3 handily outpaced all other major indices. Negative returns were posted by most of the growth-oriented Russell Indices, with the exception of Russell Midcap Growth4. The weakest major equity indices were the NASDAQ, Dow Jones Industrial Average, and Russell 2000 Growth5.

In June of 2005, S. Basu Mullick replaced Andrew Wellington as the manager of the Portfolio. Although there was some restructuring of the Portfolio as a result of the change in management, the investment philosophy and portfolio characteristics remain very similar to the prior manager. Some of the changes implemented during the transition include an increase in the allocation to the Energy sector and the addition of exposure to Materials and Utilities, two sectors to which the Portfolio previously had no exposure. The Portfolio sold some holdings within Financials and Consumer Discretionary, thereby decreasing those sector allocations. At the end of the period, the Portfolio remained overweight in the Consumer Discretionary sector, but was underweight in Financials relative to the Russell Midcap Value Index.

Overall for the six-month period, on a sector performance basis, holdings within Health Care and Energy made the largest contributions to the Portfolio’s total return. Holdings within Information Technology and Consumer Staples contributed as well. Portfolio holdings within Consumer Discretionary, Industrials, and Financials detracted from total return. Relative to its benchmark, the Portfolio’s selection of stocks within Health Care and Information Technology outperformed the Index’s sector counterparts. Underperformance within the Consumer Discretionary and Financials sector, and very little exposure to Utilities, one of the highest-returning sectors in the Russell Midcap Value Index, resulted in the Portfolio’s shortfall versus the Index.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell Midcap® Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-38

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE

RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of June 30, 2005

	Neuberger Berman Mid-Cap Value Portfolio			Russell Midcap Value Index
	Class A	Class B	Class E
6 Months	3.4%	3.3%	3.3%	5.5%
1 Year	17.6	17.3	17.5	21.8
5 Years	12.8	N/A	N/A	14.9
Since Inception	14.6	10.7	10.9	11.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of June 30, 2005

Top Holdings

% of Total Net Assets
Sovereign Bancorp, Inc.	7.8%
H&R Block, Inc.	5.3%
Washington Mutual, Inc.	5.0%
Omnicare, Inc.	5.0%
Yum! Brands, Inc.	4.7%
Burlington Resources, Inc.	4.4%
R.R. Donnelley & Sons Co.	4.2%
Liz Claiborne, Inc.	4.1%
Hospira, Inc.	3.9%
The E.W. Scripps Co. (Class A)	3.7%

Top Sectors

% of Total Market Value
Consumer Discretionary	37.2%
Financials	18.2%
Industrials	14.9%
Health Care	10.8%
Information Technology	10.5%
Energy	4.9%
Consumer Staples	3.5%

MSF-39

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Aurora Portfolio to BlackRock Strategic Value Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Strategic Value Portfolio returned 0.5%, compared to its benchmark, the Russell 2000 Value Index1, which returned 0.9%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe2, was 1.0% over the same period.

PORTFOLIO REVIEW

For the six-month period ending June 30, 2005, the small cap equity market struggled as the Russell 2000 Index3 fell by 1.3%. Small cap value stocks outpaced their growth counterparts during this period as the Russell 2000 Value Index gained 0.9%, while the Russell 2000 Growth Index4 was down 3.6%. In this environment, the Portfolio’s relative performance was helped by strong stock selection in the Consumer Discretionary sector and an underweight in underperforming Materials stocks, and hurt by relative weakness in the Information Technology and Industrials sectors.

Solid stock selection generated gains in the Consumer Discretionary sector. Specifically, exposure to select gaming names aided relative returns. Following a strong fourth quarter, shares of casino operator Boyd Gaming continued their upward momentum in the first half of 2005. In early February, the company reported record fourth quarter and annual earnings as the positive impact of recent acquisitions began to filter down to the bottom line. In addition, shares of GTECH Holdings, a provider of online lottery transaction processing systems, appreciated significantly in the second quarter on strong earnings and the announcements of a number of contract extensions and new deals.

An underweight in Materials sector favored the Portfolio, as this was among the weakest sectors in the benchmark during the period. Specifically, our underexposure to metals and mining stocks and chemicals names contributed to relative performance compared to the benchmark Russell 2000 Value Index. Within these industries, positions in RTI International Metals and Lyondell Chemical helped to drive relative sector performance as both stocks shrugged off broader industry weakness to produce solid returns.

In the Information Technology sector, the negative impact of stock selection and an overweight relative to the Index detracted from relative returns as the sector underperformed during the six months ending June 30, 2005. Much of the Portfolio’s underperformance was due to exposure to small cap semiconductor and semiconductor equipment names. Despite a rebound in the second quarter, first quarter weakness stemming from large inventories and waning demand kept industry returns firmly in negative territory for the period.

Relative weakness in construction and engineering and machinery holdings was a key detractor from returns in the Industrial sector. Specifically, engineering firm Insituform Technologies declined in conjunction with management’s announcement of weakness in the firm’s tunneling segment. In machinery, relative underperformance was due in part to exposure to Trinity Industries, a manufacturer of products and services for the transportation, industrial, construction and energy markets. Both stocks were sold during the period.

In this market environment, we continued to focus on adding value through bottom up stock selection, seeking attractively valued companies with solid fundamentals and a catalyst for stock price appreciation. Relative sector weightings were largely a result of where we were finding investment opportunities. At the close of the period, the most notable sector weightings relative to the Russell 2000 Value Index included overweights in Health Care and Utilities and an underweight in Financials.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-40

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

Average Annual Returns as of June 30, 2005

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
6 Months	0.5%	0.3%	0.4%	0.9%
1 Year	8.6	8.4	8.5	14.4
Since Inception	14.4	7.6	7.7	15.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Allmerica Financial Corp.	1.9%
Jarden Corp.	1.8%
Washington Group International, Inc.	1.7%
The Brink’s Co.	1.5%
IndyMac Bancorp. Inc.	1.5%
PNM Resources, Inc.	1.5%
Accredited Home Lenders Holding Co.	1.2%
Gaylord Entertainment Co.	1.2%
Banta Corp.	1.2%
Nextel Partners, Inc.	1.1%

Top Sectors

% of Total Market Value
Financials	21.7%
Consumer Discretionary	18.8%
Industrials	16.2%
Utilities	8.6%
Information Technology	8.2%
Health Care	7.2%
Materials	5.2%
Consumer Staples	4.9%
Energy	4.3%
Telecommunications	2.2%

MSF-41

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Franklin Templeton Small Cap Growth Portfolio returned -1.3%, compared to its benchmark, the Russell 2000 Growth Index1, which returned -3.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was -0.2% over the same period.

PORTFOLIO REVIEW

During the first half of 2005, the U.S. economy continued to expand, recording healthy gross domestic product growth during the first and second quarters of 2005. Corporate earnings were generally strong. Oil prices remained a concern as the commodity reached record high levels in June. In response to inflationary pressures and strong economic data, the Federal Reserve Board continued to increase short-term interest rates, raising the federal funds target rate from 2.25% to 3.25% over the period; however, longer-term interest rates declined during the period. Although the job market improved, and the unemployment rate ended the period at 5.0%, concerns persisted about high energy prices and significant U.S. trade and budget deficits. As a result, many domestic stock market indexes declined modestly for the six months under review.

Smaller stocks generally underperformed larger stocks during the period, as the Russell 2000 Index3 of smaller stocks returned -1.3% and the Russell 1000 Index4 of larger stocks returned +0.1%. Within small cap stocks, growth generally underperformed value during the period, as measured by the -3.6% return for the Russell 2000 Growth Index versus the +0.9% return for the Russell 2000 Value Index5.

Stock selection in the producer manufacturing sector benefited the Portfolio’s performance relative to the Russell 2000 Growth Index. The Portfolio’s relatively overweighted position in the Health Care Services sector also helped performance as holdings in managed health care companies generally performed well for the period. An overweighted position and stock selection in the Industrial Services sector benefited performance, as the Portfolio’s oilfield services holdings generally provided solid returns during the period. Lastly, stock selection in Consumer Services also aided relative performance.

Detractors from performance for the period included an underweighted position and stock selection in the Energy Minerals sector, and stock selection in retail trade companies hurt performance. An underweighted position and stock selection in Consumer Durables also hindered performance. Notably, stocks in the homebuilding and home furnishing industries generally performed well; however, the Portfolio did not own stocks in either industry.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-42

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of June 30, 2005

	Franklin Templeton Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
6 Months	-1.3%	-1.4%	-1.3%	-3.6%
1 Year	4.2	4.0	4.1	4.3
Since Inception	0.5	0.3	0.4	2.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Cal Dive International, Inc.	2.2%
Penn National Gaming, Inc.	1.7%
FMC Corp.	1.6%
Forward Air Corp.	1.4%
Flowserve Corp.	1.4%
Sierra Health Services, Inc.	1.4%
Varian Semiconductor Equipment, Inc.	1.3%
Semtech Corp.	1.2%
Global Payments, Inc.	1.1%
Minerals Technologies, Inc.	1.1%

Top Sectors

% of Total Net Assets
Information Technology	27%
Health Care	21%
Consumer Discretionary	13%
Industrials	11%
Financials	10%
Energy	7%
Materials	6%
Cash/Other	5%

MSF-43

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 0.5%, compared to its benchmark, the Russell 2000 Index1, which returned -1.3%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2, was -0.7% over the same period.

PORTFOLIO REVIEW

During the period, our perspective toward the equity market improved. Stock prices have been confined to a relatively narrow range for the past eighteen months and corporate profits have continued to increase. With interest rates stable at reasonable levels, valuations appeared somewhat more attractive. Yet two main impediments to a sustained market rally remained: continued tightening of monetary policy by the Federal Reserve and higher energy prices.

Year-to-date, the Portfolio has been able to generate positive returns in a very difficult environment, which compares favorably to the benchmark as well as the peer group. The first half of 2005 has been marked by uncertainty as to how quickly, if at all, the economy is decelerating. In this type of environment, we believe it becomes increasingly important to focus on an individual company investment attributes regardless of the macroeconomic backdrop. To date, our strategy has been successful, as almost all of the excess return was generated via security selection and little through sector allocation.

Health Care and Energy were two of the best performing sectors during the six-month period. While Healthcare stocks in general were modest underperformers during the period, our stock selection, particularly in health care facilities, was well above the index averages. As commodity prices remained high, companies within the Energy sector were able to generate very strong earnings and continued to have favorable outlooks, and the stocks were rewarded as a result. While the Technology sector improved in the second quarter, it was still a tough place to invest during the first half of 2005. Despite very strong stock selection within the sector, Technology remained our weakest performing sector year-to-date. Outside of REIT stocks, Financial Services were also a weaker segment of the market. Given the large representation financial stocks have within the small cap universe, the sector had a modestly negative impact on performance.

LCA Vision Centers was our best stock year to date. The company owns laser vision correction centers, which have been enjoying very good times as pricing has improved, consumer confidence remained high, and new technologies were convincing more people to have their eyes fixed. The company has been growing revenues by more than 50% this year, and earnings grew even faster as they were able to leverage their cost structure. At the same time, they generated enough cash flow to pay a dividend and buy back stock. Shareholders were rewarded with more than a 100% increase in the stock year-to-date. Other strong stocks have been Men’s Wearhouse, Inc. and CB Richard Ellis. Men’s Wearhouse, which retails men’s suits and sportswear, continued to exceed expectations with strong same-store sales and continued to progress with new retail initiatives. CB Richard Ellis is the largest commercial real estate broker in the U.S. and benefited from an improving end market and market consolidation. Our worst stocks for the period have been Jupiter Media, Niku, and Infocrossing. All three companies reported disappointing earnings and displayed weaknesses in their business models. All of the stocks have been sold from the Portfolio as a result of our sell discipline.

Given our “bottom-up” approach in managing the Portfolio, changes in sector weights tend to be driven by our fundamental research and valuation work on individual companies. Modest additions were made to the Financial Services sector, although the Portfolio remains below the benchmark weight in that sector. Our weighting also increased in Energy and Health Care, primarily due to market action. The Producer Durable weight declined, in part due to the sale of United Defense Industries, which was the target of an acquisition during the period. The Technology weight also declined, largely due to market action.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-44

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2005

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	0.5%	0.4%	0.5%	-1.3%
1 Year	9.9	9.7	9.8	9.5
5 Years	2.2	N/A	N/A	5.7
10 Years	11.4	N/A	N/A	9.9
Since Inception	—	15.4	5.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
R. H. Donnelley Corp.	1.0%
Energy Partners, Ltd.	1.0%
Cal Dive International, Inc.	0.9%
Hudson Highland Group, Inc.	0.8%
The Scotts Miracle-Gro Co. (Class A)	0.7%
CB Richard Ellis Group, Inc.	0.7%
CBL & Associates Properties, Inc. (REIT)	0.7%
Wright Express Corp.	0.7%
Actuant Corp.	0.6%
Washington Group International, Inc.	0.6%

Top Sectors

% of Total Market Value
Financials	18.6%
Industrials	17.5%
Consumer Discretionary	15.6%
Information Technology	15.0%
Health Care	13.5%
Energy	6.5%
Materials	3.7%
Utilities	3.0%
Consumer Staples	2.5%
Telecommunications	1.6%

MSF-45

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Russell 2000 Index Portfolio returned –1.1%, compared to its benchmark, the Russell 2000 Index1, which returned –1.3%. The Portfolio’s performance cannot exactly duplicate the Russell 2000 Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

The Russell 2000 small capitalization benchmark under-performed the larger capitalization Standard & Poor’s 500 Index2, by 0.4% for the first six months of the year. The Russell 2000 Index returned negative 5.3% in the first quarter and positive 4.4% in the second quarter. The Federal Reserve continued its measured increase in the Fed Funds Rate, raising its target rate by 1.00% since the beginning of the year to 3.25%. The price of oil surged above $60 per barrel in June, closing at approximately $57 per barrel at the end of the first half of the year. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

Six of the twelve Russell 2000 sectors experienced positive returns for the first six months of 2005. The Other Energy sector, which had a beginning-of-year benchmark weight of 4.8%, was the best-performing sector, up 20.3%, and had the largest positive impact on the benchmark return. The next best-performing sectors were Integrated Oils (0.1% beginning weight), Utilities (4.2% beginning weight), and Consumer Staples (1.6% beginning weight), up 19.1%, 12.2%, and 7.8%, respectively. Technology (12.6% beginning weight) was the worst-performing sector, down 11.4%, and had the largest negative impact to the benchmark return. The next worst-performing sectors were Auto and Transportation (4.5% beginning weight) and Materials and Processing (10.2% beginning weight), down 8.8% and 5.6%, respectively. Financial Services, which had the largest beginning-of-year weight in the benchmark of 23.7%, returned negative 1.4%.

The stocks with the largest positive impact to the benchmark return during the first six months of 2005 were Southwestern Energy, up 71.2%, Tesoro, up 49.8%, and CMS Energy, up 45.1%. The stocks with the largest negative impact to the benchmark return were Taser International, down 68.2%, AK Steel, down 55.7%, and Brocade Communications Systems, down 49.2%.

On June 24, 2005 Frank Russell underwent their annual reconstitution. In total, 283 companies were added to the Russell 2000 Index and 301 were deleted. The difference of 18 names is due to IPO additions on a quarterly basis and attrition throughout the period between annual reconstitutions. The post rebalance average market capitalization of a Russell 2000 constituent is roughly $1 billion. The annual Russell 2000 reconstitution generated approximately 34% turnover.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-46

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

Average Annual Returns as of June 30, 2005

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
6 Months	-1.1%	-1.3%	-1.2%	-1.3%
1 Year	9.2	8.9	9.1	9.5
5 Years	5.1	N/A	N/A	5.7
Since Inception	8.3	8.0	7.3	8.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	2.9%
Cimarex Energy Co.	0.3%
Amylin Pharmaceuticals, Inc.	0.2%
Cal Dive International, Inc.	0.2%
Aeropostale, Inc.	0.2%
BancorpSouth, Inc.	0.2%
STERIS Corp.	0.2%
Nicor, Inc.	0.2%
Hughes Supply, Inc.	0.2%
Gaylord Entertainment Co.	0.2%

Top Sectors

% of Total Market Value
Financial Services	23.7%
Consumer Discretionary	19.4%
Technology	13.3%
Health Care	12.0%
Materials & Processing	9.1%
Producer Durables	7.6%
Other Energy	4.9%
Utilities	3.8%
Auto & Transportation	3.6%
Consumer Staples	2.0%

MSF-47

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 2.0%, compared to its benchmark, the Russell 2000 Growth Index1, which returned -3.6%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe2, was -0.2% over the same period.

PORTFOLIO REVIEW

Small-cap growth stocks generally declined in the first half of 2005, as modest second-quarter gains were not enough to offset first-quarter losses. The market’s attempts to advance were hindered by concerns about the pace of economic growth amid surging oil prices—which reached $60 per barrel in late June—and rising short-term interest rates.

The Portfolio surpassed its benchmark due to favorable stock selection across various sectors, especially Health Care and Consumer Discretionary. We maintained a broadly diversified portfolio of small-cap growth stocks. At the end of June, the Portfolio’s assets were spread across approximately 300 securities, and no individual holding represented more than 1.3% of Portfolio assets. Casting such a wide net is a key tool for risk management, as it can reduce the potentially negative impact of a given stock on the entire portfolio. In addition, such broad diversification provides greater opportunities than more concentrated portfolios to have some exposure to the stocks and sectors that perform best.

Our sector allocations, which are usually not dramatically different from those of broad small-cap growth benchmarks and portfolios, did not change very much since the end of 2004. The Information Technology sector, our largest, fared worst in the last six months. All underlying industries declined, led by electronic equipment firms and traditional software companies. Internet software and IT services companies held up fairly well.

Health Care stocks contributed substantially to our results. Providers and services companies performed particularly well, especially Computer Programs and Systems, Advisory Board, Coventry Health Care, and Accredo Health. We eliminated Accredo after Medco Health Solutions announced that it would acquire the company. Health care equipment and supply companies were less robust. In contrast, our biotechnology shares were lackluster, and our pharmaceutical holdings generally declined.

Stock selection in the Consumer Discretionary sector also contributed greatly to our performance advantage. Specialty retailers fared best, with O’Reilly Automotive and Michael’s Stores, which sells arts and crafts supplies, among our largest contributors to performance. Homebuilder Toll Brothers, which continued to benefit from the real estate boom, was also robust. On the downside, media stocks continued to disappoint.

Companies in the Industrials and Business Services sectors generally declined, as gains in commercial services and supply companies—such as Corporate Executive Board and medical waste management company Stericycle—were offset by weakness in other segments. Airlines and road and rail stocks fared worst in the sector amid surging fuel costs, though Dollar Thrifty Auto Group, which leases and rents vehicles, bucked the negative trend.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-48

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of June 30, 2005
	T. Rowe Price Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
6 Months	2.0%	1.9%	1.9%	-3.6%
1 Year	6.6	6.5	6.5	4.3
5 Years	-1.9	N/A	N/A	-4.5
Since Inception	5.2	16.9	2.9	3.8

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
The Corporate Executive Board Co.	1.3%
Nextel Partners, Inc. (Class A)	1.2%
The Advisory Board Co.	1.2%
Computer Programs & Systems, Inc.	1.1%
Station Casinos, Inc.	1.0%
Avid Technology, Inc.	0.9%
Respironics, Inc.	0.9%
Coventry Health Care, Inc.	0.9%
Engineered Support Systems, Inc.	0.9%
UTI Worldwide, Inc.	0.9%

Top Sectors

% of Total Market Value
Information Technology	25.9%
Health Care	22.6%
Consumer Discretionary	22.3%
Industrials	11.8%
Financials	5.8%
Energy	5.8%
Consumer Staples	1.9%
Telecommunications	1.9%
Materials	0.8%
Cash/Other	1.2%

MSF-49

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the FI International Stock Portfolio returned -0.8%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned -1.2%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe2, was -0.8% over the same period.

PORTFOLIO REVIEW

Performance in international markets was mixed through the first six months of the year with smaller countries outperforming larger countries. MSCI Europe was nearly flat, hampered by the Euro depreciating to its lowest level versus the dollar in over a year. MSCI Japan was down 5.8% on the back of falling exports and higher oil prices limiting economic growth. International developed markets as a whole were down about 1% year-to-date, as measured by MSCI EAFE. Emerging markets continued to lead the way as the MSCI Emerging Markets Index was up 6.3% through June. In the developed markets, Energy and Utilities were the big gainers returning 12.8% and 3.7% respectively. The Health Care, Industrial, and Materials sectors also posted modest gains. All other sectors were negative year to date.

In this environment, despite posting mildly negative returns, FI International Stock Portfolio slightly outperformed the MSCI EAFE Index. Astute stock selection and an overweighting relative to the index in the Consumer Discretionary sector contributed most to the Portfolio’s relative return. Favorable stock selection in out-of-benchmark Information Technology names further benefited Portfolio performance. On the down side, stock selection and an underweight in the Materials sector detracted most from the Portfolio’s relative performance. Selected Energy names also hurt relative performance.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-50

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

Average Annual Returns as of June 30, 2005

	FI International Stock Portfolio						MSCI EAFE Index
	Class A		Class B		Class E
6 Months	-	0.8%	-	1.0%	-	0.9%	-	1.2%
1 Year		11.9		11.6		11.8		13.7
5 Years	-	2.4		N/A		N/A	-	0.6
10 Years		2.4		N/A		N/A		5.2
Since Inception		—		6.6		1.5		—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
BP, Plc. (ADR)	2.8%
Vodafone Group, Plc.	2.4%
Total S.A.	2.2%
Roche Holding AG	1.9%
Nokia Corp. (ADR)	1.7%
Allianz AG	1.6%
Novartis AG	1.5%
Deutsche Telekom AG (ADR)	1.5%
Shell Transport & Trading Co., Plc.	1.3%
Telewest Global, Inc.	1.3%

Top Countries

% of Total Net Assets
Japan	20.2%
France	13.1%
United Kingdom	11.7%
Germany	11.2%
Switzerland	8.8%
Netherlands	4.6%
Italy	4.6%
United States	3.4%
Taiwan	2.6%
Brazil	2.2%

MSF-51

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned -1.7%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned -1.2%. Dividend income accounted for 1.6% of the mid-year total return of the Index. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

The Index decreased 0.2% for the first quarter of the year and continued to fall during the second quarter, decreasing another 1.0%. Some of the factors affecting the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

For the first half of the year, twelve of the EAFE countries experienced positive returns, while nine countries posted negative returns. The two countries with the largest absolute negative returns were Portugal, down 10.9%, and Ireland, down 8.5%, but they did not have a large impact on performance because of their small weighting in the Index. Japan, which comprised 21.9% of the Index at last year-end, had the largest negative contribution to the Index, down 5.8%. The three countries with the largest absolute positive returns were: Norway, up 14.0%; Austria, up 8.3%; and Denmark, up 7.8%. Australia, which comprised 5.1% of the Index at last year-end, had the largest positive contribution to the Index, up 6.3%. The United Kingdom, which had the largest weight of the Index (25% at last year-end), had a relatively flat return for the first two quarters of 2005, increasing only 1.0%.

Three stocks, Shell Transport & Trading, up 17.8%; Royal Dutch Petroleum, up 17.3%; and BP, up 8.5%, had the largest positive impact on the Index’s return during the period. Sembcorp Marine, up 92.9%, had the highest return for the period, but no significant impact on the overall Index return due to its minimal weight. The three largest negative impacts came from Telefonica, down 11.7%; Toyota Motor, down 11.4%; and Vodafone, down 8.7%.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) EAFE® Index is an unmanaged, commonly used measure of performance for Europe, Australasia and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-52

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

Average Annual Returns as of June 30, 2005

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
6 Months	-1.7%	-1.9%	-1.8%	-1.2%
1 Year	12.4	12.0	12.3	13.7
5 Years	-1.1	N/A	N/A	-0.6
Since Inception	3.0	1.0	2.9	3.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	4.9%
BP, Plc.	2.4%
HSBC Holdings, Plc.	1.9%
Vodafone Group, Plc.	1.7%
GlaxoSmithKline, Plc.	1.5%
Royal Dutch Petroleum Co.	1.4%
Total S.A.	1.4%
Novartis AG	1.2%
Toyota Motor Corp.	1.1%
Nestle S.A.	1.1%

Top Countries

% of Total Net Assets
United Kingdom	23.7%
Japan	20.6%
France	8.9%
Germany	6.5%
Switzerland	6.4%
United States	5.5%
Australia	5.2%
Netherlands	4.7%
Spain	3.8%
Italy	3.7%

MSF-53

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

On May 1, 2005, OppenheimerFunds, Inc. succeeded Deutsche Investment Management Americas Inc. as subadviser to the Portfolio, and the Portfolio’s name was changed from Scudder Global Equity Portfolio to Oppenheimer Global Equity Portfolio.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Oppenheimer Global Equity Portfolio returned 1.8%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned -0.7%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was -0.1% over the same period.

PORTFOLIO REVIEW

The following section was prepared by Deutsche Investment Management Americas Inc. and refers to the period during 2005 when it served as the Portfolio’s subadviser (January 1, 2005 through April 30, 2005):

Global equities finished lower during the first four months of the year, pressured by surging energy and commodity prices. Oil approached record levels, and goods such as coffee, soybeans and cotton rose at least 15%. Demand in the U.S. and China, where increased bank lending allowed companies a greater ability to make purchases, fueled much of the increase in prices. Weak U.S. economic data emerging in April also helped to keep equities lower.

The four-month period from January 1, 2005 through April 30, 2005 was challenging for the Portfolio, although it fell less than its benchmark, the Morgan Stanley Capital International (MSCI) World Index (-2.1% vs. -3.3%). While an increase in oil prices aided returns in our Energy holdings, we saw weakness in certain gold-related and Japanese stocks. Volatile commodity prices contributed to the sell-off among our holdings leveraged to the price of gold. South Africa’s Goldfields lost ground as the effects of its takeover bid by Harmony Gold, as well as the falling rand, weighed on the stock. Lower production and higher cash costs led to lower quarterly profits for U.S.-based Newmont Mining, which also fell during the period. Canada’s Placer Dome lost ground as well. Also detracting from performance were some of our Japanese holdings. Nomura Holdings fell during the period. The company’s profit dropped 63% in the first quarter, due to a decline in its underwriting business and greater hiring costs attributable to overseas expansion. Also lagging was Mitsui Fudosan, which fell as domestic economic concerns weighed on the real-estate sector in Japan.

Providing positive contribution to performance were some of our Energy stocks, many of which are leveraged to oil and natural gas. The spike in energy prices over the period helped these names rally. Among the best performers were ConocoPhillips and Anadarko Petroleum, both based in the United States. Within this same theme, Russia also proved positive: oil giant LUKOIL finished strongly.

The following section was prepared by OppenheimerFunds, Inc. and refers to the period when it served as the Portfolio’s subadviser (May 1, 2005 to June 30, 2005):

Although the stock market environment was not ideal, we were not overly concerned with the short term because our investment orientation remained long term. We focused on companies in businesses that we believe are growing faster than gross national product (GNP), that have sustainable returns, greater than their cost of capital and that are available for a bargain price.

During the period from May 1, 2005 to June 30, 2005, the Portfolio returned 3.9% compared to the 2.7% return of the Morgan Stanley Capital International (MSCI) World Index. The “new technology” theme provided strong performance during the period. Telefonaktiebolaget LM Ericsson, an outstanding business that has leading positions in the mobile communications field, was available at a very reasonable price and generated substantial free cash flow. Companies within the “mass affluence” theme also provided positive returns. Top performers included Swedish fashion retailer Hennes & Mauritz, which is growing its store base and margins across Europe and the United States. Philips, a company in our “restructuring” theme, generated positive performance as it continued to focus on core competencies and eliminated low return businesses.

Detractors to performance included a leading provider of casino gaming equipment, International Game Technology, whose stock declined as equipment sales slowed. We continued to hold this company’s stock based on our positive assessment of the long-term future of the casino gaming industry. We eliminated our position in Hoya Corp., a leader in optical technology, which declined as business prospects worsened.

There are some risks on the horizon, including interest rate and inflation concerns, oil prices, and geopolitical uncertainties. We do not however, currently intend to change our theme driven, fundamental investment style.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-54

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX

Average Annual Returns as of June 30, 2005

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
6 Months	1.8%	1.7%	1.8%	-0.7%
1 Year	17.6	17.4	17.5	10.1
5 Years	1.7	N/A	N/A	-2.1
Since Inception	6.6	12.2	3.4	5.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Vodafone Group, Plc.	3.2%
Telefonaktiebolaget LM Ericsson (Class B)	2.9%
Hennes & Mauritz AB (Series B)	2.0%
Reckitt Benckiser, Plc.	1.8%
Sanofi-Aventis	1.8%
Royal Bank of Scotland Group, Plc.	1.7%
Transocean, Inc.	1.5%
Sirius Satellite Radio, Inc.	1.5%
Husky Energy, Inc.	1.3%
KDDI Corp.	1.2%

Top Countries

% of Total Net Assets
United States	37.4%
United Kingdom	14.3%
Japan	8.3%
France	6.9%
Sweden	5.2%
Germany	3.9%
Cayman Island	3.6%
Canada	2.7%
South Korea	2.5%
Mexico	2.4%

MSF-55

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company (“State Street Research”) as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Diversified Portfolio to BlackRock Diversified Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Diversified Portfolio returned 0.3%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 0.6%. The average return of its peer group, the Lipper Variable Insurance Products Balanced Funds Universe3, was 0.5% over the same period.

PORTFOLIO REVIEW

Throughout the six-month period, we maintained an allocation of approximately 65% in equities and 35% in bonds based on the view that equities offered better return potential than fixed income securities based on relative valuations between the asset classes. Our overall Portfolio performance was hurt in the period by our moderate overweight of 65% in equities versus the benchmark 60%, as equities underperformed bonds.

The first half of 2005 turned out to be more challenging for the equity markets than we anticipated as corporate earnings decelerated and global economic activity grew at a more modest pace than in the past two years. Energy prices continued their climb to new highs, with oil prices rising 30% over the period, threatening corporate earnings and consumer spending. The equity market suffered more in the first quarter, with the S&P 500 Index declining 2.4%, while rebounding in the second quarter with a gain of 1.36%. The Lehman Brothers Aggregate Bond Index on the other hand lost 0.48% in first quarter and gained 3% in the second quarter as foreign demand for U.S. fixed income drove yields down. At the end of the period, we continued to hold our moderately overweighted allocation in equity.

For the equity portion of the Portfolio, the BlackRock core quantitative model was solidly predictive for the period, with strength coming from both the valuation and earnings expectation components of the model. Analyzing the sector-relative returns, excess return for the period was widespread, coming from more than half of our sectors. The strongest performing sectors were Consumer Cyclicals, Financials, Basic Materials and Energy. Within these sectors, specific names which added to out performance included Pulte Homes, Nordstrom, Prudential Financial, Consol Energy, Newfield Exploration, and ConcoPhillips. All of these names were highly ranked holdings in the Portfolio during the quarter. The weakest performing sectors were Technology and Consumer Services. The Portfolio was hurt by overweight positions in IBM and Walt Disney. IBM fell 16% in April although it rallied off its intra-quarter lows toward the end of June.

For the bond portion of the Portfolio, a defensive position was maintained with respect to interest rates and yield curve. During the first half, the Portfolio maintained a short duration position versus the benchmark. At June 30, the Portfolio’s yield curve positioning was barbelled with the underweight concentrated in the 3- to 10-year part of the curve (and an overweight at both the short and long end of the yield curve). In the first half of the year, the Portfolio maintained an underweight in Corporate Bonds on a duration basis. Within Corporates, there has been a bias towards financials and higher quality credits.

The Portfolio benefited from its barbell curve positioning. The underweighting in Corporates and overweight in Collateralized Mortgage Backed Securities (CMBS) were positive contributors during the period. The Portfolio’s limited exposure to the “plus” sector of emerging markets contributed to return as this sector had duration-adjusted excess returns versus Treasuries of 2.05%. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names. The Portfolio’s small non-dollar allocation was a detractor as the U.S. dollar outperformed the Yen and Euro. Security selection in pass-throughs detracted from returns during the period. Overall, we maintained an underweight position in mortgages.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-56

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2005

	BlackRock Diversified Portfolio			S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	0.3%	0.2%	0.3%	-0.8%	2.5%
1 Year	6.8	6.6	6.6	6.3	6.8
5 Years	0.6	N/A	N/A	-2.4	7.4
10 Years	7.8	N/A	N/A	9.9	6.8
Since Inception	—	6.2	1.8	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	7.9%
United States Treasury Notes	3.5%
General Electric Co.	2.4%
Citigroup, Inc.	2.1%
Microsoft Corp.	2.1%
Bank of America Corp.	1.9%
Federal Home Loan Mortgage Corp.	1.9%
Intel Corp.	1.8%
Pfizer, Inc.	1.7%
Exxon Mobil Corp.	1.7%

Top Equity Sectors

% of Equity Market Value
Financial Services	20.1%
Technology	17.3%
Health Care	13.3%
Energy	8.7%
Consumer (cyclicals)	7.9%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgages	26.8%
Investment Grade Corporate	20.5%
U.S. Treasury	14.8%
Collateralized Mortgage Backed	11.1%
Agencies	10.3%

MSF-57

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the MFS Total Return Portfolio returned 0.9%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 0.6%. The average return of its peer group, the Lipper Variable Insurance Products Flexible Portfolio Funds Universe3, was 0.5% over the same period.

PORTFOLIO REVIEW

As 2005 began, the U.S. economy, in our view, entered the middle phase of the economic expansion that began in the spring of 2003. Some measures of the economy, such as earnings and GDP (gross domestic product) growth, eased from the rates we saw early in the recovery. U.S. stocks experienced considerable volatility throughout the six months ended June 30, 2005 and finished the period lower. Oil’s repeated rise to record levels weighed on investor and business confidence as did concern about the credit quality of some major U.S. corporations and about rising interest rates. Despite persistent record U.S. budget and trade deficits, the dollar reversed course and gained significantly against the euro, which was weighed down by the region’s slow growth and “no” votes by France and the Netherlands for the European Union’s constitution. Despite the somewhat mixed picture presented by economic indicators throughout the period, the U.S. Federal Reserve Board raised its target for the federal funds rate four times, underlining its belief that inflationary pressures were more of a risk to the U.S. economy than a slowdown in growth. Overall, the period was marked by the continued recovery of global economies and improvements in corporate spending and earnings. The majority of global stock markets, excluding those in the United States, finished the period higher.

Relative to the Portfolio’s equity benchmark (the Standard & Poor’s 500 Index), Energy, Technology, and Financial Services were the strongest performing sectors during the six-month period. A combination of stock selection and allocation drove the Portfolio’s returns in these areas. In the Energy sector, stock selection and an overweighted position boosted results for the Portfolio. Within the sector, our positioning in oil and gas exploration and production companies Noble, Devon Energy, GlobalSantaFe, and Unocal were among the Portfolio’s top equity contributors during the six month period. An underweighting in the poor-performing Technology sector was also beneficial. Our underweighted position in computer technology company IBM and our avoidance of online auctioneer eBay helped, as both stocks significantly underperformed the S&P 500 Index. Stock selection in the Financial Services sector also aided results. Our investment in Allstate and our avoidance of weak-performing insurer AIG contributed to relative performance over the period. Stocks in other areas that aided results included aerospace and defense firm Lockheed Martin and container and packaging manufacturer Owens-Illinois.

Detractors to equity performance included securities from the Utilities and Communications, Retailing, and Basic Materials sectors. Stock selection within the Utilities and Communications sector dampened relative results. Our positioning in telecommunications services provider Verizon Communications held back performance as the stock underperformed the S&P 500 Index . While the Retailing sector detracted overall from results over the period, no individual stocks within the sector were among the Portfolio’s top equity detractors. In Basic Materials, weakness in paper companies Bowater and International Paper and disappointing results from container and packaging manufacturer Smurfit-Stone, weighed on results. Although Technology was one of our strongest equity sectors, our positioning in Nortel Networks and our avoidance of chip giant Intel hurt relative performance. Our underweighted position in integrated oil and gas company Exxon Mobil also detracted from performance as the stock participated in the overall strong performance of the Energy sector. Positioning in media company Viacom and industrial conglomerate Tyco International also held back relative results.

Relative to the Portfolio’s fixed income benchmark, the Lehman Brothers Aggregate Bond Index, performance was enhanced by the Portfolio’s duration. During the period, the Portfolio maintained a shorter duration than that of the Index, which added to relative results as interest rates rose. The Portfolio also benefited from allocations to banking, finance, and mortgage-related issues. Security selection in the Industrial sector also added to performance. Our holdings in TIPS (Treasury Inflation Protected Securities), as well as our positioning in “BBB”-rated securities, held back performance relative to our fixed income benchmark as both of those sectors underperformed the Index.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-58

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2005

	MFS Total Return Portfolio			S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	0.9%	0.8%	0.8%	-0.8%	2.5%
1 Year	9.4	9.1	9.2	6.3	6.8
5 Years	2.8	N/A	N/A	-2.4	7.4
10 Years	9.5	N/A	N/A	9.9	6.8
Since Inception	—	6.0	8.0	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/87, 5/1/02 and 4/26/04, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association (Pools)	13.1%
United States Treasury Notes	5.5%
Bank of America Corp.	2.3%
Federal Home Loan Bank	2.3%
United States Treasury Bonds	2.3%
Sprint Corp.	2.2%
Federal Home Loan Mortgage Corp. (Pools)	2.0%
Citigroup, Inc.	1.7%
Verizon Communications, Inc.	1.5%
JPMorgan Chase & Co.	1.5%

Top Equity Sectors

% of Equity Market Value
Financial Services	24.5%
Utilities & Communication	11.6%
Energy	11.6%
Health Care	8.2%
Industrial Goods & Services	7.8%

Top Fixed Income Sectors

% of Fixed Income Market Value
Mortgage	35.9%
Corporate	23.6%
Government	22.0%
Agency	11.0%
Commercial Mortgage-Backed Securities	4.0%

MSF-59

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Bond Income Portfolio to BlackRock Bond Income Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Bond Income Portfolio returned 2.3%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 2.5%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was 2.3% over the same period.

PORTFOLIO REVIEW

For the six-month period ended June 30, 2005, bonds posted positive returns. The Lehman Brothers Aggregate Bond Index rose 2.5% in the first half of the year. Bonds posted a slight loss in the first quarter as market participants reacted to signs of economic growth slowing and the Federal Reserve Board’s (the “Fed”) comments about inflationary pressures. General Motors (GM) announcement that earnings would fall short of estimates weighed on the corporate bond market and pushed credit spreads wider. Bonds performed better in the second quarter, despite negative news surrounding the auto sector. The credit ratings of both GM and Ford were subsequently downgraded by Standard & Poor’s to below investment grade.

The Fed continued to remove monetary policy accommodation, increasing the federal funds target rate another 25 basis points at the last meeting of the period. This increase brought the target rate to 3.25% as of the end of June. Even after these actions, the Fed stated its continued belief that monetary policy remains accommodative and is providing ongoing support to economic activity. While the Fed continued on its path toward more “normal” short-term rates, market participants drove longer-maturity Treasuries lower on concerns about a global economic slowdown. At June 30, the 10-year Treasury yield finished just below the 4% level.

The Portfolio maintained a defensive position within fixed income with respect to interest rates and the yield curve. During the first half of 2005, the Portfolio maintained a short duration position versus the benchmark. At June 30, the Portfolio’s yield curve positioning was barbelled with the underweight concentrated in the 3- to 10-year part of the curve (and an overweight in the short and long portion of the yield curve). In the first half of the year, the Portfolio maintained an underweight in corporate bonds on a duration basis. Within corporates, there was a bias towards financials and higher quality credits.

The Portfolio benefited from its barbell curve positioning. The underweighting in corporates and overweight in CMBS (Collateralized Mortgage-Backed Securities) were positive contributors during the period. The Portfolios limited exposure to the “plus” sector of emerging markets contributed to return as this sector had duration-adjusted excess returns versus Treasuries of 2.05%. Security selection in high yield was a positive contributor to performance and we continued to focus on higher credit quality names. The Portfolio’s small non-dollar allocation was a detractor as the U.S. dollar outperformed the Yen and Euro. Security selection in pass-through securities detracted from returns during the period. Overall, we maintained an underweight position in mortgages.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-60

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2005

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	2.3%	2.2%	2.2%	2.5%
1 Year	7.1	6.8	6.9	6.8
5 Years	7.0	N/A	N/A	7.4
10 Years	6.9	N/A	N/A	6.8
Since Inception	—	6.1	6.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	20.5%
United States Treasury Notes	10.8%
Federal Home Loan Mortgage Corp.	6.0%
United States Treasury Bonds	5.8%
Government National Mortgage Association	3.8%
LB-UBS Commercial Mortgage Trust	2.7%
General Electric Capital Corp.	2.7%
Citigroup, Inc.	2.5%
Ford Auto Owner Trust	1.9%
Federal Home Loan Bank	1.4%

Top Sectors

% of Total Market Value
Mortgages	24.3%
Corporate (Investment Grade)	21.3%
U.S. Treasury	17.6%
Commercial Mortgage-Backed Securities	11.6%
Agency	10.1%
Asset Backed Securities	9.9%
Corporate (High Yield)	3.0%
Foreign (Non-Dollar)	2.0%
Cash/Other	0.2%

MSF-61

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by Metropolital Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 2.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 2.5% over the same period.

PORTFOLIO REVIEW

Interest rate volatility was high for the six-month period. Interest rates were up an average of 0.82% at the short-end and down 0.47% at the long-end of the curve during the six-month period ending June 30, 2005. This was the result of the Federal Reserve Board raising interest rates by 25 basis points or 0.25% four times during the period (for a total of a 1.00% increase). The yield on the 2-Year Treasury Note finished June at 3.63% (up from 3.07% at year-end), and the 30-year finished at 4.19% (down from 4.83% at year-end). Additionally, the yield curve was flatter: the spread between the 2 and 30 Year Treasury was narrower by 120 basis points at the end of June 2005 than it was at the end of December 2004.

Regarding the Fannie Mae accounting scandal of 2004, Fannie Mae’s regulator said it needed more time to determine whether the largest U.S. mortgage finance company has improved its internal audit and financial reporting controls since breaking accounting rules. The regulator acknowledged that the management team had begun to implement a program to correct the shortcomings in internal controls, but that it was too early to gauge the effectiveness of the plan.

While rumors had circulated for months, May 2005 finally bore the historic Standard & Poors downgrades (to below investment grade) of Ford and General Motors (GM), causing the issuers to exit the Lehman Aggregate Bond Index at May month-end. These downgrades significantly impacted the Credit sector, which was the worst performing sector in the Index during the period. Within the Credit sector, bonds rated BBB (the lowest rating within investment grade) had the worst six-month performance.

Effective July 1, 2005, Fitch ratings will be used in the construction of the Lehman Brothers Aggregate Bond Index in addition to ratings from Moody’s and S&P. With the inclusion of Fitch ratings, a new methodology will be applied where a security is assigned the median rating from the three agencies. Given the rule change, Ford will re-enter the Index on July 1, but GM will remain out of the Index since Moody’s also downgraded the issuer to below investment grade.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-62

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2005

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	2.4%	2.2%	2.3%	2.5%
1 Year	6.5	6.2	6.4	6.8
5 Years	7.0	N/A	N/A	7.4
Since Inception	5.8	5.7	5.9	6.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings
% of Total Net Assets
Federal National Mortgage Association	31.9%
United States Treasury Notes	18.5%
Federal Home Loan Mortgage Corp.	10.5%
United States Treasury Bonds	6.4%
Federal Home Loan Bank	1.8%
Republic of Italy	0.8%
HSBC Holdings, Plc.	0.8%
United Mexican States	0.7%
JPMorgan Chase Commercial Mortgage Securities Corp.	0.7%
EOP Operating, L.P.	0.6%

Top Sectors
% of Total Market Value
Mortgage Backed Securities	34.7%
Treasury	25.2%
Agency	10.5%
Industrial	9.9%
Finance	8.0%
Non-Corporate	4.2%
Commercial Mortgage-Backed Securities	3.5%
Utility	2.0%
Asset Backed Securities	1.5%
Cash/Other	0.5%

MSF-63

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Managed by Salomon Brothers Asset Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Salomon Brothers Strategic Bond Opportunities Portfolio returned 2.11%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 2.51%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe2, was 1.41% over the same period.

PORTFOLIO REVIEW

During the six months ended June 30, 2005, fixed income markets were primarily driven by Federal Reserve Board (“Fed”) activity, employment and inflation data. Continued “measured” increases in interest rates engineered by the Fed, stronger economic indicators, and signs of higher inflation contributed to weaker investor sentiment and increased U.S. Treasury market volatility during the first three months of the year. However, bond markets picked up in the second quarter on the back of weaker manufacturing surveys, U.S. auto sector downgrades, higher oil prices, and declining economic activity in Europe. The yield curve continued to flatten throughout the six months, even as the Federal Reserve hiked rates another 100 basis points (1.00%), and 10-year U.S. Treasury yields fell through 4.00% to levels not seen in over a year.

The Fed’s four “measured” 25-basis-point (0.25%) hikes during the period brought the Fed Funds rate to 3.25% from 2.25% by period end. As the market fully expected each 25-basis-point hike in the Federal Funds rate during the period—thanks to the Fed’s well-advertised intentions to raise rates at a measured pace—investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the period that it would continue to increase rates “at a pace that is likely to be measured”. However, the Fed’s stated willingness to use “appropriate monetary policy action” to keep inflation risks balanced contributed to rising short-term bond yields through the six month period.

Slowing global growth, rising inflation, and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product (“GDP”) declining to 3.8% growth in first quarter 2005 from first quarter 2004’s 4.5% pace. However, underlying economic activity remained relatively strong. Core inflation rates—which picked up markedly in the first three months of the year—moderated in the second quarter. The core Personal Consumption Expenditures (PCE) deflator, which is the Fed’s preferred measure of inflation, fell back to 1.6% year-over-year in the latest May reading. In addition, the U.S. labor market began to pick up in early 2004 and continued to improve through the end of the six-month period, although the pace of improvement remained uneven from month to month. Industrial production and retail sales also remained generally positive, even considering the volatility in the auto sector as General Motors (“GM”) and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively.

The high yield market, as represented by the Citigroup High Yield Market Index, returned 0.82% during the six months ended June 30, 2005. Rising oil prices, weak equity markets, and more hawkish comments from the Fed regarding inflation led the market down in the first few months of 2005. The steady stream of negative auto sector headlines late in the period, including GM’s unexpected negative earnings warning in mid-March and Ford’s reduced earnings guidance and second quarter production cuts announced in late April, reintroduced investor fears of both companies’ potential downgrades to high yield status. This caused yield spreads to widen dramatically within the auto sector and across fixed income credit markets. Markets began recovering in mid-May on stronger technical data, positive economic developments, and Standard & Poor’s and Fitch’s long-anticipated downgrades of Ford and GM to non-investment grade. The rating agencies’ actions removed some of the uncertainty in the market surrounding the credits’ ultimate resting places, allowing both high yield and investment grade investors to shore up their positions. In addition, signs of a slowing economy near quarter-end, combined with benign May and June inflation data, supported the idea that the Fed was close to the end of the current rate tightening cycle. Based on the 7.64% yield of the Citigroup High Yield Market Index as of June 30, 2005, high-yield bonds continued to offer competitive yields relative to U. S. Treasury Notes. However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Emerging markets debt returned 5.11% during the six months ended June 30, 2005, as represented by the J.P. Morgan Emerging Markets Global Bond Index. Emerging markets debt trended positive during the first two months of 2005 despite concerns over the path of U.S. interest rates, risks of higher inflation and new bond issuance weighing on the market. However, indications of potentially more aggressive tightening (50-basis-point increments) from the Fed and increasingly prominent inflation worries led the market down in March, broadly in line with the U.S. Treasury market. Emerging markets debt remained under pressure in early April as spillover from volatile credit markets, with the highly visible troubles in the auto sector, worsened technical measures; however, markets recovered through the remainder of the period as U.S. Treasury market volatility declined, the U.S. equity market recovered, and country fundamentals remained broadly supportive. Spreads tightened 50 basis points during the six-month period ended June 30, 2005, mostly on index rebalancing with the conclusion of the Argentine bond exchange, closing at 297 basis points over U.S. Treasuries.

During the first quarter, as volatility increased in both U.S. Treasury and credit markets, our defensive short duration position versus the benchmark supported stronger returns in the investment grade portion of the Portfolio. However, overall performance was dampened by our tactical allocations to high yield and emerging markets debt, both of which underperformed investment-grade fixed income during the first half of the period. During the second quarter, while the Portfolio’s shorter average duration relative to the benchmark hurt relative performance, as the yield on 10 Year Treasuries fell under 4.00%, exposure through a “barbell” strategy to the longer portion of the yield curve allowed the Portfolio to recoup much of the relative return. Emerging markets debt rallied after a down March to lead fixed income returns for the second quarter, boosting Portfolio performance. High yield continued to drag performance through the period, despite relatively high total returns in the second quarter, as it underperformed the benchmark on a duration-adjusted basis.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-64

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of June 30, 2005

	Salomon Brothers Strategic Bond Opportunities Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
6 Months	2.1%	2.0%	2.0%	2.5%
1 Year	9.1	8.9	9.0	6.8
5 Years	8.6	N/A	N/A	7.4
10 Years	8.0	N/A	N/A	6.8
Since Inception	—	10.4	8.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/04, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	27.0%
United States Treasury Notes	14.3%
Federal Home Loan Mortgage Corp.	7.0%
Federative Republic of Brazil	2.2%
United Mexican States	1.8%
Russian Federation	1.4%
United States Treasury Bonds	1.2%
Republic of Philippines	0.6%
Bank of America Corp.	0.5%
Republic of Turkey	0.5%

Top Sectors

% of Total Market Value
U.S. Investment Grade	65.5%
U.S. High Yield	15.2%
Emerging Market Debt	9.3%
Non U.S. Investment Grade	2.7%
Cash/Other	7.3%

MSF-65

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Managed by Salomon Brothers Asset Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the Salomon Brothers U.S. Government Portfolio returned 1.64%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index1, which returned 1.62%.

PORTFOLIO REVIEW

During the six months ended June 30, 2005, fixed income markets were primarily driven by Federal Reserve (“Fed”) activity, employment, and inflation data. Continued “measured” increases in interest rates engineered by the Fed, stronger economic indicators, and signs of higher inflation contributed to weaker investor sentiment and increased U.S. Treasury market volatility during the first three months of the year. However, bond markets picked up in the second quarter on the back of weaker manufacturing surveys, U.S. auto sector downgrades, higher oil prices, and declining economic activity in Europe. The yield curve continued to flatten throughout the six months, even as the Fed hiked rates another 100 basis points (1.00%), and 10-year U.S. Treasury yields fell through 4.00% to levels not seen in over a year.

The Fed’s four “measured” 25-basis-point (0.25%) hikes during the period brought the Fed Funds rate to 3.25% from 2.25% by period end. As the market fully expected each 25-basis-point hike in the Federal Funds rate during the period—thanks to the Fed’s well-advertised intentions to raise rates at a measured pace—investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout the period that it would continue to increase rates “at a pace that is likely to be measured”. However, the Fed’s stated willingness to use “appropriate monetary policy action” to keep inflation risks balanced contributed to short-term bond yields rising through the six month period.

Slowing global growth, rising inflation, and surging oil prices undoubtedly restrained economic activity during the period, with Gross Domestic Product (“GDP”) declining to 3.8% growth in first quarter 2005 from first quarter 2004’s 4.5% pace. However, underlying economic activity remained relatively strong. Core inflation rates—which picked up markedly in the first three months of the year—moderated in the second quarter. The core Personal Consumption Expenditures (PCE) deflator, which is the Fed’s preferred measure of inflation, fell back to 1.6% year-over-year in the latest May reading. In addition, the U.S. labor market began to pick up in early 2004 and continued to improve through the end of the six-month period, although the pace of improvement remained uneven from month to month. Industrial production and retail sales also remained generally positive, even considering the volatility in the auto sector as General Motors and Ford were successively downgraded by three major statistical credit rating agencies to below investment grade and the lowest tier of investment grade, respectively.

The Portfolio’s performance relative to its benchmark during the first three months of the period was due primarily to its defensive positioning. While our shorter duration position versus the benchmark protected the Portfolio on the downside as market volatility increased, it limited our participation in the run up in U.S. Treasuries during the latter half of the period, as 10-year yields fell under 4.00%. That said, our positioning on the longer portion of the yield curve allowed us to recoup much of the return.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-66

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of June 30, 2005

	Salomon Brothers U.S. Government Portfolio			Lehman Brothers Intermediate Government Bond Index
	Class A	Class B	Class E
6 Months	1.6%	1.5%	1.6%	1.6%
1 Year	4.7	4.4	4.5	4.1
5 Years	5.6	N/A	N/A	6.2
10 Years	5.6	N/A	N/A	6.0
Since Inception	—	3.2	4.3	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of June 30, 2005

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	52.2%
Federal Home Loan Mortgage Corp.	27.8%
United States Treasury Notes	7.5%
Government National Mortgage Association	0.3%
Federal Home Loan Bank	0.2%

Top Sectors

% of Total Market Value
Mortgage	80.0%
Treasury	7.5%
Agency	5.0%
Cash/Other	11.8%

MSF-67

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, Inc.

Portfolio Manager Commentary*

On January 31, 2005, BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research & Management Company as subadviser to the Portfolio, and the Portfolio’s name was changed from State Street Research Money Market Portfolio to BlackRock Money Market Portfolio. This commentary was prepared by BlackRock.

PORTFOLIO PERFORMANCE

For the six months ended June 30, 2005, the Class A shares of the BlackRock Money Market Portfolio returned 1.2%; the Class B shares returned 1.0%; and the Class E shares returned 1.1%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe, was 1.1% over the same period.

PORTFOLIO REVIEW

During the six-month period ended June 30, 2005, the Federal Open Market Committee (FOMC) continued toward its stated objective of the removal of monetary policy accommodation by increasing the federal funds target rate in four consecutive 25 basis point (0.25%) increments at each of their scheduled meetings in the first half of the year. These actions, combined with five previous increases of identical amounts orchestrated in the second half of 2004, brought the target to 3.25% as of the end of June. Even after the cumulative 225 basis point increase, the FOMC stated that it continues to believe that financial conditions remain accommodative while inflation pressures have picked up and pricing power is more evident. The money market yield curve shifted up and remained relatively steep during the period, potentially indicating that short-term rate increases would continue. Specifically, the spread between one-month and twelve-month LIBOR (London Interbank Offered Rate) stood at 54 basis points (0.54%) at June 30, while fed funds futures contracts were predicting further increases in the target rate prior to year-end.

The Portfolio assumed a relatively defensive posture during the period, as the majority of money market securities purchased bore maturity dates at or prior to the next two to three FOMC meetings. The strategy employed maintained the Portfolio’s average maturity in the 25-45 day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates. Such investments typically offered a 5-25 basis point yield premium over the applicable federal funds target rate.

* The views expressed above are those of the subinvestment advisor firm as of June 30, 2005 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

The Portfolio is neither insured nor guaranteed by the U.S. Government. The Portfolio seeks but cannot assure a stable share price of $100.00. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less that the original cost.

MSF-68

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in each Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2005 through June 30, 2005.

Actual Expenses

The first line for each share class of each Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the relevant Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of each Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the relevant Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses paid during period[1] January 1, 2005 to June 30, 2005
BlackRock Aggressive Growth—Class A	Actual	0.79%	$1,000.00	$1,023.20	$3.96
	Hypothetical	0.79%	$1,000.00	$1,020.82	$3.96

BlackRock Aggressive Growth—Class B	Actual	1.04%	$1,000.00	$1,022.10	$5.21
	Hypothetical	1.04%	$1,000.00	$1,019.57	$5.21

BlackRock Aggressive Growth—Class E	Actual	0.94%	$1,000.00	$1,022.80	$4.71
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

BlackRock Bond Income—Class A	Actual	0.46%	$1,000.00	$1,023.00	$2.31
	Hypothetical	0.46%	$1,000.00	$1,022.48	$2.31

BlackRock Bond Income—Class B	Actual	0.71%	$1,000.00	$1,021.60	$3.56
	Hypothetical	0.71%	$1,000.00	$1,021.23	$3.56

BlackRock Bond Income—Class E	Actual	0.61%	$1,000.00	$1,022.10	$3.06
	Hypothetical	0.61%	$1,000.00	$1,021.73	$3.06

BlackRock Diversified—Class A	Actual	0.50%	$1,000.00	$1,003.40	$2.48
	Hypothetical	0.50%	$1,000.00	$1,022.28	$2.51

BlackRock Diversified—Class B	Actual	0.75%	$1,000.00	$1,002.20	$3.72
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

BlackRock Diversified—Class E	Actual	0.65%	$1,000.00	$1,002.90	$3.23
	Hypothetical	0.65%	$1,000.00	$1,021.53	$3.26

BlackRock Investment Trust—Class A	Actual	0.55%	$1,000.00	$994.20	$2.72
	Hypothetical	0.55%	$1,000.00	$1,022.03	$2.76

BlackRock Investment Trust—Class B	Actual	0.80%	$1,000.00	$992.90	$3.95
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

BlackRock Investment Trust—Class E	Actual	0.70%	$1,000.00	$993.20	$3.46
	Hypothetical	0.70%	$1,000.00	$1,021.28	$3.51

MSF-69

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses paid during period[1] January 1, 2005 to June 30, 2005
BlackRock Large Cap Value—Class A	Actual	0.85%	$1,000.00	$1,008.40	$4.23
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

BlackRock Large Cap Value—Class B	Actual	1.10%	$1,000.00	$1,005.70	$5.47
	Hypothetical	1.10%	$1,000.00	$1,019.27	$5.51

BlackRock Large Cap Value—Class E	Actual	1.00%	$1,000.00	$1,006.30	$4.97
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

BlackRock Legacy Large Cap Growth—Class A	Actual	0.80%	$1,000.00	$979.80	$3.93
	Hypothetical	0.80%	$1,000.00	$1,020.77	$4.01

BlackRock Legacy Large Cap Growth—Class B	Actual	1.05%	$1,000.00	$978.60	$5.15
	Hypothetical	1.05%	$1,000.00	$1,019.52	$5.26

BlackRock Legacy Large Cap Growth—Class E	Actual	0.95%	$1,000.00	$979.10	$4.66
	Hypothetical	0.95%	$1,000.00	$1,020.02	$4.76

BlackRock Money Market—Class A	Actual	0.42%	$1,000.00	$1,011.50	$2.09
	Hypothetical	0.42%	$1,000.00	$1,022.68	$2.11

BlackRock Money Market—Class B	Actual	0.67%	$1,000.00	$1,010.20	$3.34
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

BlackRock Money Market—Class E	Actual	0.57%	$1,000.00	$1,010.70	$2.84
	Hypothetical	0.57%	$1,000.00	$1,021.93	$2.86

BlackRock Strategic Value—Class A	Actual	0.88%	$1,000.00	$1,004.50	$4.37
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

BlackRock Strategic Value—Class B	Actual	1.13%	$1,000.00	$1,003.40	$5.61
	Hypothetical	1.13%	$1,000.00	$1,019.12	$5.66

BlackRock Strategic Value—Class E	Actual	1.03%	$1,000.00	$1,004.00	$5.12
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

Capital Guardian U.S. Equity—Class A	Actual	0.73%	$1,000.00	$981.40	$3.59
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Capital Guardian U.S. Equity—Class B	Actual	0.98%	$1,000.00	$980.20	$4.81
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

Davis Venture Value—Class A	Actual	0.76%	$1,000.00	$1,018.40	$3.80
	Hypothetical	0.76%	$1,000.00	$1,020.97	$3.81

Davis Venture Value—Class B	Actual	1.01%	$1,000.00	$1,017.20	$5.05
	Hypothetical	1.01%	$1,000.00	$1,019.72	$5.06

Davis Venture Value—Class E	Actual	0.91%	$1,000.00	$1,017.90	$4.55
	Hypothetical	0.91%	$1,000.00	$1,020.22	$4.56

FI International Stock—Class A	Actual	1.07%	$1,000.00	$991.80	$5.28
	Hypothetical	1.07%	$1,000.00	$1,019.42	$5.36

FI International Stock—Class B	Actual	1.32%	$1,000.00	$990.50	$6.51
	Hypothetical	1.32%	$1,000.00	$1,018.16	$6.61

FI International Stock—Class E	Actual	1.22%	$1,000.00	$991.20	$6.02
	Hypothetical	1.22%	$1,000.00	$1,018.67	$6.11

FI Mid Cap Opportunities—Class A	Actual	0.75%	$1,000.00	$972.50	$3.67
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

FI Mid Cap Opportunities—Class B	Actual	1.00%	$1,000.00	$971.40	$4.89
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

FI Mid Cap Opportunities—Class E	Actual	0.90%	$1,000.00	$971.60	$4.40
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

FI Value Leaders—Class A	Actual	0.73%	$1,000.00	$1,009.80	$3.64
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

FI Value Leaders—Class B	Actual	0.98%	$1,000.00	$1,008.60	$4.88
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

FI Value Leaders—Class E	Actual	0.88%	$1,000.00	$1,009.00	$4.38
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

MSF-70

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses paid during period[1] January 1, 2005 to June 30, 2005
Franklin Templeton Small Cap Growth—Class A	Actual	1.13%	$1,000.00	$987.30	$5.57
	Hypothetical	1.13%	$1,000.00	$1,019.12	$5.66

Franklin Templeton Small Cap Growth—Class B	Actual	1.38%	$1,000.00	$986.20	$6.80
	Hypothetical	1.38%	$1,000.00	$1,017.86	$6.90

Franklin Templeton Small Cap Growth—Class E	Actual	1.28%	$1,000.00	$987.30	$6.31
	Hypothetical	1.28%	$1,000.00	$1,018.36	$6.41

Harris Oakmark Focused Value—Class A	Actual	0.78%	$1,000.00	$1,065.20	$3.99
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

Harris Oakmark Focused Value—Class B	Actual	1.03%	$1,000.00	$1,063.90	$5.27
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

Harris Oakmark Focused Value—Class E	Actual	0.93%	$1,000.00	$1,064.40	$4.76
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

Harris Oakmark Large Cap Value—Class A	Actual	0.78%	$1,000.00	$977.10	$3.82
	Hypothetical	0.78%	$1,000.00	$1,020.87	$3.91

Harris Oakmark Large Cap Value—Class B	Actual	1.03%	$1,000.00	$975.90	$5.05
	Hypothetical	1.03%	$1,000.00	$1,019.62	$5.16

Harris Oakmark Large Cap Value—Class E	Actual	0.93%	$1,000.00	$976.30	$4.56
	Hypothetical	0.93%	$1,000.00	$1,020.12	$4.66

Jennison Growth—Class A	Actual	0.69%	$1,000.00	$1,002.70	$3.43
	Hypothetical	0.69%	$1,000.00	$1,021.33	$3.46

Jennison Growth—Class B	Actual	0.94%	$1,000.00	$1,001.80	$4.67
	Hypothetical	0.94%	$1,000.00	$1,020.07	$4.71

Jennison Growth—Class E2	Actual	0.85%	$1,000.00	$1,072.80	$1.47
	Hypothetical	0.85%	$1,000.00	$1,006.93	$1.43

Lehman Brothers Aggregate Bond Index—Class A	Actual	0.31%	$1,000.00	$1,023.50	$1.56
	Hypothetical	0.31%	$1,000.00	$1,023.23	$1.56

Lehman Brothers Aggregate Bond Index—Class B	Actual	0.56%	$1,000.00	$1,022.30	$2.81
	Hypothetical	0.56%	$1,000.00	$1,021.98	$2.81

Lehman Brothers Aggregate Bond Index—Class E	Actual	0.46%	$1,000.00	$1,022.80	$2.31
	Hypothetical	0.46%	$1,000.00	$1,022.48	$2.31

Loomis Sayles Small Cap—Class A3	Actual	0.96%	$1,000.00	$1,005.30	$4.77
	Hypothetical	0.96%	$1,000.00	$1,019.97	$4.81

Loomis Sayles Small Cap—Class B3	Actual	1.21%	$1,000.00	$1,004.20	$6.01
	Hypothetical	1.21%	$1,000.00	$1,018.72	$6.06

Loomis Sayles Small Cap—Class E3	Actual	1.11%	$1,000.00	$1,004.60	$5.52
	Hypothetical	1.11%	$1,000.00	$1,019.22	$5.56

MetLife Conservative Allocation—Class A2,4	Actual	0.73%	$1,000.00	$1,023.00	$1.23
	Hypothetical	0.73%	$1,000.00	$1,007.13	$1.22

MetLife Conservative Allocation—Class B2,4	Actual	0.98%	$1,000.00	$1,022.00	$1.66
	Hypothetical	0.98%	$1,000.00	$1,006.72	$1.64

MetLife Conservative to Moderate Allocation—Class A2,4	Actual	0.75%	$1,000.00	$1,028.00	$1.27
	Hypothetical	0.75%	$1,000.00	$1,007.10	$1.26

MetLife Conservative to Moderate Allocation—Class B2,4	Actual	1.00%	$1,000.00	$1,027.00	$1.69
	Hypothetical	1.00%	$1,000.00	$1,006.68	$1.68

MetLife Moderate Allocation—Class A2,4	Actual	0.79%	$1,000.00	$1,038.00	$1.34
	Hypothetical	0.79%	$1,000.00	$1,007.03	$1.32

MetLife Moderate Allocation—Class B2,4	Actual	1.04%	$1,000.00	$1,032.00	$1.77
	Hypothetical	1.04%	$1,000.00	$1,006.61	$1.74

MetLife Moderate to Aggressive Allocation—Class A2,4	Actual	0.80%	$1,000.00	$1,038.00	$1.36
	Hypothetical	0.80%	$1,000.00	$1,007.02	$1.34

MSF-71

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses paid during period[1] January 1, 2005 to June 30, 2005

MetLife Moderate to Aggressive Allocation—Class B2,4	Actual	1.05%	$1,000.00	$1,038.00	$1.79
	Hypothetical	1.05%	$1,000.00	$1,006.60	$1.76

MetLife Aggressive Allocation—Class A2,4	Actual	0.81%	$1,000.00	$1,042.00	$1.38
	Hypothetical	0.81%	$1,000.00	$1,007.00	$1.36

MetLife Aggressive Allocation—Class B2,4	Actual	1.06%	$1,000.00	$1,042.00	$1.81
	Hypothetical	1.06%	$1,000.00	$1,006.58	$1.78

MetLife Mid Cap Stock Index—Class A	Actual	0.35%	$1,000.00	$1,037.90	$1.77
	Hypothetical	0.35%	$1,000.00	$1,023.03	$1.76

MetLife Mid Cap Stock Index—Class B	Actual	0.60%	$1,000.00	$1,036.50	$3.03
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

MetLife Mid Cap Stock Index—Class E	Actual	0.50%	$1,000.00	$1,037.20	$2.53
	Hypothetical	0.50%	$1,000.00	$1,022.28	$2.51

MetLife Stock Index—Class A	Actual	0.29%	$1,000.00	$990.60	$1.43
	Hypothetical	0.29%	$1,000.00	$1,023.33	$1.45

MetLife Stock Index—Class B	Actual	0.54%	$1,000.00	$989.30	$2.66
	Hypothetical	0.54%	$1,000.00	$1,022.08	$2.71

MetLife Stock Index—Class E	Actual	0.44%	$1,000.00	$989.90	$2.17
	Hypothetical	0.44%	$1,000.00	$1,022.58	$2.21

MFS Investors Trust—Class A	Actual	0.96%	$1,000.00	$995.90	$4.75
	Hypothetical	0.96%	$1,000.00	$1,019.97	$4.81

MFS Investors Trust—Class B	Actual	1.21%	$1,000.00	$993.30	$5.98
	Hypothetical	1.21%	$1,000.00	$1,018.72	$6.06

MFS Investors Trust—Class E	Actual	1.11%	$1,000.00	$994.30	$5.49
	Hypothetical	1.11%	$1,000.00	$1,019.22	$5.56

MFS Total Return—Class A	Actual	0.60%	$1,000.00	$1,008.80	$2.99
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

MFS Total Return—Class B	Actual	0.85%	$1,000.00	$1,007.50	$4.23
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

MFS Total Return—Class E	Actual	0.75%	$1,000.00	$1,007.90	$3.73
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

Morgan Stanley EAFE Index—Class A	Actual	0.52%	$1,000.00	$982.90	$2.56
	Hypothetical	0.52%	$1,000.00	$1,022.18	$2.61

Morgan Stanley EAFE Index—Class B	Actual	0.77%	$1,000.00	$981.50	$3.78
	Hypothetical	0.77%	$1,000.00	$1,020.92	$3.86

Morgan Stanley EAFE Index—Class E	Actual	0.67%	$1,000.00	$982.20	$3.29
	Hypothetical	0.67%	$1,000.00	$1,021.43	$3.36

Neuberger Berman Mid Cap Value—Class A	Actual	0.73%	$1,000.00	$1,034.40	$3.68
	Hypothetical	0.73%	$1,000.00	$1,021.13	$3.66

Neuberger Berman Mid Cap Value—Class B	Actual	0.98%	$1,000.00	$1,032.50	$4.94
	Hypothetical	0.98%	$1,000.00	$1,019.87	$4.91

Neuberger Berman Mid Cap Value—Class E	Actual	0.88%	$1,000.00	$1,033.40	$4.44
	Hypothetical	0.88%	$1,000.00	$1,020.37	$4.41

Oppenheimer Global Equity—Class A	Actual	0.85%	$1,000.00	$1,017.70	$4.25
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

Oppenheimer Global Equity—Class B	Actual	1.10%	$1,000.00	$1,017.30	$5.50
	Hypothetical	1.10%	$1,000.00	$1,019.27	$5.51

Oppenheimer Global Equity—Class E	Actual	1.00%	$1,000.00	$1,017.80	$5.00
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

MSF-72

Metropolitan Series Fund, Inc.

Shareholder Expense Example—(Continued)

Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses paid during period[1] January 1, 2005 to June 30, 2005
Russell 2000 Index—Class A	Actual	0.36%	$1,000.00	$988.70	$1.78
	Hypothetical	0.36%	$1,000.00	$1,022.98	$1.81

Russell 2000 Index—Class B	Actual	0.61%	$1,000.00	$987.50	$3.01
	Hypothetical	0.61%	$1,000.00	$1,021.73	$3.06

Russell 2000 Index—Class E	Actual	0.51%	$1,000.00	$988.50	$2.51
	Hypothetical	0.51%	$1,000.00	$1,022.23	$2.56

Salomon Brothers Strategic Bond Opportunities—Class A	Actual	0.75%	$1,000.00	$1,021.10	$3.76
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

Salomon Brothers Strategic Bond Opportunities—Class B	Actual	1.00%	$1,000.00	$1,019.90	$5.01
	Hypothetical	1.00%	$1,000.00	$1,019.77	$5.01

Salomon Brothers Strategic Bond Opportunities—Class E	Actual	0.90%	$1,000.00	$1,020.20	$4.51
	Hypothetical	0.90%	$1,000.00	$1,020.27	$4.51

Salomon Brothers U.S. Government—Class A	Actual	0.61%	$1,000.00	$1,016.40	$3.05
	Hypothetical	0.61%	$1,000.00	$1,021.73	$3.06

Salomon Brothers U.S. Government—Class B	Actual	0.86%	$1,000.00	$1,014.70	$4.30
	Hypothetical	0.86%	$1,000.00	$1,020.47	$4.31

Salomon Brothers U.S. Government—Class E	Actual	0.76%	$1,000.00	$1,015.80	$3.80
	Hypothetical	0.76%	$1,000.00	$1,020.97	$3.81

T. Rowe Price Large Cap Growth—Class A	Actual	0.71%	$1,000.00	$989.50	$3.50
	Hypothetical	0.71%	$1,000.00	$1,021.23	$3.56

T. Rowe Price Large Cap Growth—Class B	Actual	0.96%	$1,000.00	$988.30	$4.73
	Hypothetical	0.96%	$1,000.00	$1,019.97	$4.81

T. Rowe Price Large Cap Growth—Class E	Actual	0.86%	$1,000.00	$988.60	$4.24
	Hypothetical	0.86%	$1,000.00	$1,020.47	$4.31

T. Rowe Price Small Cap Growth—Class A	Actual	0.60%	$1,000.00	$1,019.80	$3.00
	Hypothetical	0.60%	$1,000.00	$1,021.78	$3.01

T. Rowe Price Small Cap Growth—Class B	Actual	0.85%	$1,000.00	$1,018.60	$4.25
	Hypothetical	0.85%	$1,000.00	$1,020.52	$4.26

T. Rowe Price Small Cap Growth—Class E	Actual	0.75%	$1,000.00	$1,018.50	$3.75
	Hypothetical	0.75%	$1,000.00	$1,021.02	$3.76

Zenith Equity[4]	Actual	0.72%	$1,000.00	$998.30	$3.57
	Hypothetical	0.72%	$1,000.00	$1,021.18	$3.61

1 Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

2 Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent two month period (inception date of the Portfolio was 5/2/2005), multiplied by the average account value over the period, multiplied by the number of days in the two month period, divided by 365.

3 Effective May 1, 2005, MetLife Advisers, LLC (the “Adviser”), agreed to waive a portion of the Management Fee payable to it, until further notice from the Adviser to the Portfolio, but in no event prior to April 30, 2006. If this fee waiver was in effect as of January 1, 2005; the shareholder expense example for the period ending June 30, 2005 would have been:

		Annualized Expense Ratio	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses paid during period January 1, 2005 to June 30, 2005

Loomis Sayles Small Cap—Class A	Actual	0.92%	$1,000.00	$1,005.30	$4.57
	Hypothetical	0.92%	$1,000.00	$1,020.17	$4.61

Loomis Sayles Small Cap—Class B	Actual	1.17%	$1,000.00	$1,004.20	$5.81
	Hypothetical	1.17%	$1,000.00	$1,018.92	$5.86

Loomis Sayles Small Cap—Class E	Actual	1.07%	$1,000.00	$1,004.60	$5.32
	Hypothetical	1.07%	$1,000.00	$1,019.42	$5.36

4 The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-73

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Mutual Funds—99.9% of Total Net Assets

Shares		Value (Note 1)

	Investment Company—99.9%
2,033	Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	$29,758
7,201	Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	90,727
1,042	Met Investors Series Trust, Met/AIM Mid Cap Equity Portfolio (Class A)	15,046
1,151	Met Investors Series Trust, Met/AIM Small Cap Growth Portfolio (Class A)	15,070
34,671	Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	405,653
1,966	Met Investors Series Trust, T. Rowe Price Mid Cap Growth Portfolio (Class A)	15,121
2,178	Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A)	240,415
849	Metropolitan Series Fund, Inc., BlackRock Strategic Value Portfolio (Class A)	15,200
1,051	Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	29,983
2,637	Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	29,876
2,290	Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	29,704

Shares		Value (Note 1)

	Investment Company—(Continued)
1,418	Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	$44,553
785	Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	15,168
1,157	Metropolitan Series Fund, Inc., Russell 2000 Index Portfolio (Class A)	15,240
21,463	Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	271,082
14,732	Metropolitan Series Fund, Inc., Salomon Brothers U.S. Government Portfolio (Class A)	179,882
4,755	Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	59,723

		1,502,201

	Total Mutual Funds (Identified Cost $1,495,337)	1,502,201

	Total Investments—99.9% (Identified Cost $1,495,337) (a)	1,502,201
	Other assets less liabilities	969

	Total Net Assets—100%	$1,503,170

See accompanying notes to schedule of investments and financial statements.

MSF-74

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$1,502,201
Receivable for:
Securities sold		58
Due from Investment Adviser		1,119

Total Assets		1,503,378
Liabilities
Payable for:
Fund shares redeemed	$58
Accrued expenses:
Management fees	63
Service and distribution fees	87

Total Liabilities		208

Net Assets		$1,503,170

Net assets consist of:
Capital paid in		$1,496,429
Undistributed net investment loss		(173)
Accumulated net realized gains		50
Unrealized appreciation (depreciation) on investments		6,864

Net Assets		$1,503,170

Computation of offering price:
Class A
Net asset value and redemption price per share ($726,879 divided by 71,072 shares outstanding)		$10.23

Class B
Net asset value and redemption price per share ($776,291 divided by 75,979 shares outstanding)		$10.22

Identified cost of investments		$1,495,337

Statement of Operations

Period May 2, 2005(a) through June 30, 2005 (Unaudited)

Expenses
Management fees	$75
Service and distribution fees—Class B	99
Custodian	5,432
Audit and tax services	6,500
Legal	20
Printing	300
Miscellaneous	50

Total expenses before reimbursements	12,476
Expense reimbursements	(12,303)	173

Net Investment Income (Loss)		(173)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		50
Unrealized appreciation (depreciation) on:
Investments—net		6,864

Net gain (loss)		6,914

Net Increase (Decrease) in Net Assets From Operations		$6,741

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-75

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

Period May 2, 2005(a) through June 30, 2005
From Operations
Net investment loss	$(173)
Net realized gain	50
Unrealized appreciation	6,864

Increase (decrease) in net assets from operations	6,741

Increase (decrease) in net assets from capital share transactions	1,496,429

Total increase (decrease) in net assets	1,503,170

Net Assets
Beginning of the period	0

End of the period	$1,503,170

Net Investment Income (Loss)
End of the period	$(173)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period May 2, 2005(a) through June 30, 2005
	Shares	$
Class A
Sales	73,946	$752,615
Redemptions	(2,874)	(29,320)

Net increase (decrease)	71,072	$723,295

Class B
Sales	97,659	$994,481
Redemptions	(21,680)	(221,347)

Net increase (decrease)	75,979	$773,134

Increase (decrease) derived from capital share transactions	147,051	$1,496,429

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-76

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights (Unaudited)

	Class A		Class B
	May 2, 2005(a) through June 30, 2005		May 2, 2005(a) through June 30, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net realized and unrealized gain (loss) on investments	0.23		0.22

Total from investment operations	0.23		0.22

Net Asset Value, End of Period	$10.23		$10.22

Total Return (%)	2.3	(b)	2.2	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(c)	(0.35	)(c)
Portfolio turnover rate (%)	2	(c)	2	(c)
Net assets, end of period (000)	$727		$776
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	16.65	(c)	16.90	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-77

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Mutual Funds—100.0% of Total Net Assets

Shares		Value (Note 1)

	Investment Company—100.0%
17,317	Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	$253,517
30,594	Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	385,483
8,871	Met Investors Series Trust, Met/AIM Mid Cap Equity Portfolio (Class A)	128,098
4,914	Met Investors Series Trust, Met/AIM Small Cap Growth Portfolio (Class A)	64,322
4,893	Met Investors Series Trust, Neuberger Berman Real Estate Portfolio (Class A)	65,120
120,322	Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	1,407,769
8,388	Met Investors Series Trust, T. Rowe Price Mid Cap Growth Portfolio (Class A)	64,502
4,637	Metropolitan Series Fund, Inc., BlackRock Bond Income Portfolio (Class A)	511,811
3,613	Metropolitan Series Fund, Inc., BlackRock Strategic Value Portfolio (Class A)	64,675
8,949	Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	255,403
22,466	Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	254,546

Shares		Value (Note 1)

	Investment Company—(Continued)
19,538	Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	$253,405
14,110	Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	443,491
10,038	Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	194,035
14,801	Metropolitan Series Fund, Inc., Russell 2000 Index Portfolio (Class A)	194,926
76,119	Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	961,387
36,587	Metropolitan Series Fund, Inc., Salomon Brothers U.S. Government Portfolio (Class A)	446,728
35,492	Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	445,776

		6,394,994

	Total Mutual Funds (Identified Cost $6,365,152)	6,394,994

	Total Investments—100.0% (Identified Cost $6,365,152) (a)	6,394,994
	Other assets less liabilities	379

	Total Net Assets—100%	$6,395,373

See accompanying notes to schedule of investments and financial statements.

MSF-78

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$6,394,994
Receivable for:
Fund shares sold		195,145
Due from Investment Adviser		1,119

Total Assets		6,591,258
Liabilities
Payable for:
Fund shares redeemed	$243
Securities purchased	194,902
Accrued expenses:
Management fees	262
Service and distribution fees	478

Total Liabilities		195,885

Net Assets		$6,395,373

Net assets consist of:
Capital paid in		$6,360,599
Undistributed net investment loss		(887)
Accumulated net realized gains (losses)		5,819
Unrealized appreciation (depreciation) on investments		29,842

Net Assets		$6,395,373

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,198,160 divided by 116,514 shares outstanding)		$10.28

Class B
Net asset value and redemption price per share ($5,197,213 divided by 506,028 shares outstanding)		$10.27

Identified cost of investments		$6,365,152

Statement of Operations

Period May 2, 2005(a) through June 30, 2005 (Unaudited)

Expenses
Management fees	$322
Service and distribution fees—Class B	566
Custodian	5,432
Audit and tax services	6,500
Legal	50
Printing	400
Miscellaneous	49

Total expenses before reimbursement	13,319
Expense reimbursements	(12,432)	887

Net Investment Income (Loss)		(887)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		5,819
Unrealized appreciation (depreciation) on:
Investments—net		29,842

Net gain (loss)		35,661

Net Increase (Decrease) in Net Assets From Operations		$34,774

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-79

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

Period May 2, 2005(a) through June 30, 2005
From Operations
Net investment loss	$(887)
Net realized gain	5,819
Unrealized appreciation	29,842

Increase (decrease) in net assets from operations	34,774

Increase (decrease) in net assets from capital share transactions	6,360,599

Total increase (decrease) in net assets	6,395,373

Net Assets
Beginning of the period	0

End of the period	$6,395,373

Net Investment Income (Loss)
End of the period	$(887)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period May 2, 2005(a) through June 30, 2005
	Shares	$
Class A
Sales	170,368	$1,737,095
Redemptions	(53,854)	(552,522)

Net increase (decrease)	116,514	$1,184,573

Class B
Sales	508,752	$5,203,733
Redemptions	(2,724)	(27,707)

Net increase (decrease)	506,028	$5,176,026

Increase (decrease) derived from capital share transactions	622,542	$6,360,599

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-80

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A		Class B
	May 2, 2005(a) through June 30, 2005		May 2, 2005(a) through June 30, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net realized and unrealized gain (loss) on investments	0.28		0.27

Total from investment operations	0.28		0.27

Net Asset Value, End of Period	$10.28		$10.27

Total Return (%)	2.8	(b)	2.7	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(c)	(0.35	)(c)
Portfolio turnover rate (%)	39	(c)	39	(c)
Net assets, end of period (000)	$1,198		$5,197
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	3.96	(c)	4.21	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-81

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Mutual Funds—100.0% of Total Net Assets

Shares		Value (Note 1)

	Investment Company—100.0%
54,662	Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	$800,246
36,796	Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	463,624
32,009	Met Investors Series Trust, Met/AIM Mid Cap Equity Portfolio (Class A)	462,206
17,714	Met Investors Series Trust, Met/AIM Small Cap Growth Portfolio (Class A)	231,881
8,857	Met Investors Series Trust, Neuberger Berman Real Estate Portfolio (Class A)	117,888
177,397	Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	2,075,544
30,234	Met Investors Series Trust, T. Rowe Price Mid Cap Growth Portfolio (Class A)	232,501
13,055	Metropolitan Series Fund, Inc., BlackRock Strategic Value Portfolio (Class A)	233,692
20,171	Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	575,679
60,749	Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	688,285
44,010	Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	570,805

Shares		Value (Note 1)

	Investment Company—(Continued)
39,947	Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	$1,255,520
24,122	Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	466,278
26,718	Metropolitan Series Fund, Inc., Russell 2000 Index Portfolio (Class A)	351,878
109,776	Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	1,386,475
28,263	Metropolitan Series Fund, Inc., Salomon Brothers U.S. Government Portfolio (Class A)	345,090
100,494	Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	1,262,200

		11,519,792

	Total Mutual Funds (Identified Cost $11,467,418)	11,519,792

	Total Investments—100.0% (Identified Cost $11,467,418) (a)	11,519,792
	Other assets less liabilities	(297)

	Total Net Assets—100%	$11,519,495

See accompanying notes to schedule of investments and financial statements.

MSF-82

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$11,519,792
Receivable for:
Fund shares sold		193,391
Due from Investment Adviser		1,119

Total Assets		11,714,302
Liabilities
Payable for:
Fund shares redeemed	$11,495
Securities purchased	181,778
Due to custodian bank	118
Accrued expenses:
Management fees	506
Service and distribution fees	910

Total Liabilities		194,807

Net Assets		$11,519,495

Net assets consist of:
Capital paid in		$11,468,738
Undistributed net investment loss		(1,617)
Unrealized appreciation (depreciation) on investments		52,374

Net Assets		$11,519,495

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,310,602 divided by 223,734 shares outstanding)		$10.33

Class B
Net asset value and redemption price per share ($9,208,893 divided by 892,106 shares outstanding)		$10.32

Identified cost of investments		$11,467,418

Statement of Operations

Period May 2, 2005(a) through June 30, 2005 (Unaudited)

Expenses
Management fees	$589
Service and distribution fees—Class B	1,028
Custodian	5,432
Audit and tax services	6,500
Legal	100
Printing	600
Miscellaneous	50

Total expenses before reimbursements	14,299
Expense reimbursements	(12,682)	1,617

Net Investment Income (Loss)		(1,617)

Realized and Unrealized Gain (Loss)
Unrealized appreciation (depreciation) on:
Investments—net		52,374

Net gain (loss)		52,374

Net Increase (Decrease) in Net Assets From Operations		$50,757

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-83

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

Period May 2, 2005(a) through June 30, 2005
From Operations
Net investment loss	$(1,617)
Unrealized appreciation	52,374

Increase (decrease) in net assets from operations	50,757

Increase (decrease) in net assets from capital share transactions	11,468,738

Total increase (decrease) in net assets	11,519,495

Net Assets
Beginning of the period	0

End of the period	$11,519,495

Net Investment Income (Loss)
End of the period	$(1,617)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period May 2, 2005(a) through June 30, 2005
	Shares	$
Class A
Sales	246,477	$2,525,020
Redemptions	(22,743)	(234,481)

Net increase (decrease)	223,734	$2,290,539

Class B
Sales	916,929	$9,435,074
Redemptions	(24,823)	(256,875)

Net increase (decrease)	892,106	$9,178,199

Increase (decrease) derived from capital share transactions	1,115,840	$11,468,738

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-84

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights (Unaudited)

	Class A		Class B
	May 2, 2005(a) through June 30, 2005		May 2, 2005(a) through June 30, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net realized and unrealized gain (loss) on investments	0.33		0.32

Total from investment operations	0.33		0.32

Net Asset Value, End of Period	$10.33		$10.32

Total Return (%)	3.3	(b)	3.2	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(c)	(0.35	)(c)
Portfolio turnover rate (%)	0	(c)	0	(c)
Net assets, end of period (000)	$2,311		$9,209
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	2.25	(c)	2.50	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-85

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Mutual Funds—100.0% of Total Net Assets

Shares		Value (Note 1)

	Investment Company—100.0%
57,920	Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	$847,943
15,158	Met Investors Series Trust, Lord Abbett Bond Debenture Portfolio (Class A)	190,993
32,965	Met Investors Series Trust, Met/AIM Mid Cap Equity Portfolio (Class A)	476,013
21,862	Met Investors Series Trust, Met/AIM Small Cap Growth Portfolio (Class A)	286,174
14,557	Met Investors Series Trust, Neuberger Berman Real Estate Portfolio (Class A)	193,759
73,084	Met Investors Series Trust, PIMCO Total Return Portfolio (Class A)	855,079
37,336	Met Investors Series Trust, T. Rowe Price Mid Cap Growth Portfolio (Class A)	287,111
16,113	Metropolitan Series Fund, Inc., BlackRock Strategic Value Portfolio (Class A)	288,430
19,939	Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	569,073
66,772	Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	756,527

Shares		Value (Note 1)

	Investment Company—(Continued)
50,754	Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	$658,274
44,865	Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	1,410,104
29,782	Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	575,683
21,974	Metropolitan Series Fund, Inc., Russell 2000 Index Portfolio (Class A)	289,401
37,692	Metropolitan Series Fund, Inc., Salomon Brothers Strategic Bond Opportunities Portfolio (Class A)	476,056
105,250	Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	1,321,938

		9,482,558

	Total Mutual Funds (Identified Cost $9,455,423)	9,482,558

	Total Investments—100.0% (Identified Cost $9,455,423) (a)	9,482,558
	Other assets less liabilities	0

	Total Net Assets—100%	$9,482,558

See accompanying notes to schedule of investments and financial statements.

MSF-86

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$9,482,558
Cash		100
Receivable for:
Fund shares sold		58,497
Due from Investment Adviser		1,119

Total Assets		9,542,274
Liabilities
Payable for:
Fund shares redeemed	$361
Securities purchased	58,136
Accrued expenses:
Management fees	396
Service and distribution fees	823

Total Liabilities		59,716

Net Assets		$9,482,558

Net assets consist of:
Capital paid in		$9,456,791
Undistributed net investment loss		(1,368)
Unrealized appreciation (depreciation) on investments		27,135

Net Assets		$9,482,558

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,829,229 divided by 176,214 shares outstanding)		$10.38

Class B
Net asset value and redemption price per share ($7,653,329 divided by 737,456 shares outstanding)		$10.38

Identified cost of investments		$9,455,423

Statement of Operations

Period May 2, 2005(a) through June 30, 2005 (Unaudited)

Expenses
Management fees	$451
Service and distribution fees—Class B	918
Custodian	5,432
Audit and tax services	6,500
Legal	100
Printing	600
Miscellaneous	50

Total expenses before reimbursements	14,051
Expense reimbursements	(12,683)	1,368

Net Investment Income (Loss)		(1,368)

Realized and Unrealized Gain (Loss)
Unrealized appreciation (depreciation) on:
Investments—net		27,135

Net gain (loss)		27,135

Net Increase (Decrease) in Net Assets From Operations		$25,767

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-87

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

Period May 2, 2005(a) through June 30, 2005
From Operations
Net investment loss	$(1,368)
Unrealized appreciation	27,135

Increase (decrease) in net assets from operations	25,767

Increase (decrease) in net assets from capital share transactions	9,456,791

Total increase (decrease) in net assets	9,482,558

Net Assets
Beginning of the period	0

End of the period	$9,482,558

Net Investment Income (Loss)
End of the period	$(1,368)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period May 1, 2005(a) through June 30, 2005
	Shares	$
Class A
Sales	178,696	$1,849,568
Redemptions	(2,482)	(25,753)

Net increase (decrease)	176,214	$1,823,815

Class B
Sales	747,681	$7,739,198
Redemptions	(10,225)	(106,222)

Net increase (decrease)	737,456	$7,632,976

Increase (decrease) derived from capital share transactions	913,670	$9,456,791

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-88

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A		Class B
	May 2, 2005(a) through June 30, 2005		May 2, 2005(a) through June 30, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net realized and unrealized gain (loss) on investments	0.38		0.38

Total from investment operations	0.38		0.38

Net Asset Value, End of Period	$10.38		$10.38

Total Return (%)	3.8	(b)	3.8	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(c)	(0.35	)(c)
Portfolio turnover rate (%)	0	(c)	0	(c)
Net assets, end of period (000)	$1,829		$7,653
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	2.92	(c)	3.17	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-89

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Mutual Funds—99.8% of Total Net Assets

Shares		Value (Note 1)

	Investment Company—99.8%
3,898	Met Investors Series Trust, Harris Oakmark International Portfolio (Class A)	$57,062
2,412	Met Investors Series Trust, Met/AIM Mid Cap Equity Portfolio (Class A)	34,828
1,334	Met Investors Series Trust, Met/AIM Small Cap Growth Portfolio (Class A)	17,467
891	Met Investors Series Trust, Neuberger Berman Real Estate Portfolio (Class A)	11,861
2,279	Met Investors Series Trust, T. Rowe Price Mid Cap Growth Portfolio (Class A)	17,527
986	Metropolitan Series Fund, Inc., BlackRock Strategic Value Portfolio (Class A)	17,649
1,620	Metropolitan Series Fund, Inc., Davis Venture Value Portfolio (Class A)	46,223
5,067	Metropolitan Series Fund, Inc., FI International Stock Portfolio (Class A)	57,407
3,524	Metropolitan Series Fund, Inc., Harris Oakmark Large Cap Value Portfolio (Class A)	45,701

Shares		Value (Note 1)

	Investment Company—(Continued)
3,093	Metropolitan Series Fund, Inc., MetLife Stock Index Portfolio (Class A)	$97,219
2,423	Metropolitan Series Fund, Inc., Neuberger Berman Mid Cap Value Portfolio (Class A)	46,832
2,245	Metropolitan Series Fund, Inc., Russell 2000 Index Portfolio (Class A)	29,563
7,792	Metropolitan Series Fund, Inc., T. Rowe Price Large Cap Growth Portfolio (Class A)	97,872

		577,211

	Total Mutual Funds (Identified Cost $575,876)	577,211

	Total Investments—99.8% (Identified Cost $575,876) (a)	577,211
	Other assets less liabilities	1,133

	Total Net Assets—100%	$578,344

See accompanying notes to schedule of investments and financial statements.

MSF-90

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$577,211
Cash		100
Receivable for:
Fund shares sold		3,598
Due from Investment Adviser		1,118

Total Assets		582,027
Liabilities
Payable for:
Fund shares redeemed	$21
Securities purchased	3,576
Accrued expenses:
Management fees	30
Service and distribution fees	56

Total Liabilities		3,683

Net Assets		$578,344

Net assets consist of:
Capital paid in		$574,563
Undistributed net investment loss		(109)
Accumulated net realized gains		2,555
Unrealized appreciation (depreciation) on investments		1,335

Net Assets		$578,344

Computation of offering price:
Class A
Net asset value and redemption price per share ($183,441 divided by 17,605 shares outstanding)		$10.42

Class B
Net asset value and redemption price per share ($394,903 divided by 37,910 shares outstanding)		$10.42

Identified cost of investments		$575,876

Statement of Operations

Period May 2, 2005(a) through June 30, 2005 (Unaudited)

Expenses
Management fees	$38
Service and distribution fees—Class B	72
Custodian	5,432
Audit and tax services	6,500
Legal	20
Printing	100
Miscellaneous	10

Total expenses before reimbursements	12,172
Expense reimbursements	(12,063)	109

Net Investment Income (Loss)		(109)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		2,555
Unrealized appreciation (depreciation) on:
Investments—net		1,335

Net gain (loss)		3,890

Net Increase (Decrease) in Net Assets From Operations		$3,781

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-91

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Changes in Net Assets (Unaudited)

Period May 2, 2005(a) through June 30, 2005
From Operations
Net investment loss	$(109)
Net realized gain	2,555
Unrealized appreciation	1,335

Increase (decrease) in net assets from operations	3,781

Increase (decrease) in net assets from capital share transactions	574,563

Total increase (decrease) in net assets	578,344

Net Assets
Beginning of the period	0

End of the period	$578,344

Net Investment Income (Loss)
End of the period	$(109)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period May 2, 2005(a) through June 30, 2005
	Shares	$
Class A
Sales	18,274	$189,757
Redemptions	(669)	(7,008)

Net increase (decrease)	17,605	$182,749

Class B
Sales	57,588	$595,950
Redemptions	(19,678)	(204,136)

Net increase (decrease)	37,910	$391,814

Increase (decrease) derived from capital share transactions	55,515	$574,563

(a)	Commencement of operations.

See accompanying notes to financial statements.

MSF-92

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights (Unaudited)

	Class A		Class B
	May 2, 2005(a) through June 30, 2005		May 2, 2005(a) through June 30, 2005
Net Asset Value, Beginning of Period	$10.00		$10.00

Income From Investment Operations
Net realized and unrealized gain (loss) on investments	0.42		0.42

Total from investment operations	0.42		0.42

Net Asset Value, End of Period	$10.42		$10.42

Total Return (%)	4.2	(b)	4.2	(b)
Ratio of operating expenses to average net assets (%)	0.10	(c)	0.35	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.10	)(c)	(0.35	)(c)
Portfolio turnover rate (%)	238	(c)	238	(c)
Net assets, end of period (000)	$183		$395
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	31.99	(c)	32.24	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-93

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—98.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.6%
173,800	General Dynamics Corp.	$19,038,052
219,900	L-3 Communications Holdings, Inc.	16,839,942
319,100	Raytheon Co.	12,483,192

		48,361,186

	Air Freight & Logistics—0.7%
157,200	FedEx Corp.	12,734,772

	Automobiles—0.4%
639,900	Ford Motor Co. (c)	6,552,576

	Beverages—2.2%
10	Coca-Cola Enterprises, Inc. (c)	220
365,600	Constellation Brands, Inc. (Class A) (b)	10,785,200
360,600	PepsiCo, Inc.	19,447,158
381,800	The Pepsi Bottling Group, Inc.	10,923,298

		41,155,876

	Biotechnology—1.2%
361,300	Amgen, Inc. (b)	21,844,198

	Capital Markets—2.3%
137,600	Franklin Resources, Inc.	10,592,448
183,900	Lehman Brothers Holdings, Inc.	18,257,592
126,700	The Bear Stearns Cos., Inc.	13,169,198

		42,019,238

	Chemicals—1.0%
246,780	Lyondell Chemical Co. (c)	6,519,927
1,539	The Dow Chemical Co.	68,532
268,300	The Lubrizol Corp. (c)	11,271,283

		17,859,742

	Commercial Banks—7.5%
975,700	Bank of America Corp.	44,501,677
238,600	Comerica, Inc.	13,791,080
250,600	First Horizon National Corp. (c)	10,575,320
366,700	KeyCorp.	12,156,105
241,300	SunTrust Banks, Inc.	17,431,512
566,800	U.S. Bancorp	16,550,560
447,300	Wachovia Corp.	22,186,080

		137,192,334

	Commercial Services & Supplies—1.0%
809,600	Cendant Corp.	18,110,752

	Communications Equipment—3.1%
1,974,600	Cisco Systems, Inc. (b)	37,734,606
1,038,400	Motorola, Inc.	18,961,184

		56,695,790

Shares		Value (Note 1)

	Computers & Peripherals—2.8%
503,500	Dell, Inc. (b)	$19,893,285
429,000	International Business Machines Corp.	31,831,800

		51,725,085

	Consumer Finance—1.2%
413,500	American Express Co.	22,010,605

	Diversified Financial Services—2.6%
324,300	CIT Group, Inc.	13,935,171
748,000	Citigroup, Inc.	34,580,040

		48,515,211

	Diversified Telecommunication Services—2.3%
356,100	SBC Communications, Inc.	8,457,375
515,200	Sprint Corp. (c)	12,926,368
608,000	Verizon Communications, Inc.	21,006,400

		42,390,143

	Electric Utilities—3.6%
464,900	Exelon Corp. (c)	23,863,317
535,200	PG&E Corp. (c)	20,091,408
360,100	PPL Corp. (c)	21,382,738

		65,337,463

	Energy Equipment & Services—0.9%
572,900	Patterson-UTI Energy, Inc.	15,943,807

	Food & Staples Retailing—1.5%
288,000	Supervalu, Inc. (c)	9,391,680
365,200	Wal-Mart Stores, Inc.	17,602,640

		26,994,320

	Food Products—1.0%
182,900	General Mills, Inc. (c)	8,557,891
544,700	Tyson Foods, Inc. (Class A)	9,695,660

		18,253,551

	Health Care Equipment & Supplies—1.8%
168,100	Bausch & Lomb, Inc. (c)	13,952,300
212,600	Becton, Dickinson & Co.	11,155,122
191,700	Hospira, Inc. (b) (c)	7,476,300

		32,583,722

	Health Care Providers & Services—3.3%
158,800	Aetna, Inc.	13,151,816
239,700	HCA, Inc. (c)	13,583,799
357,700	McKesson Corp.	16,021,383
287,252	Universal Health Services, Inc. (Class B) (c)	17,861,329

		60,618,327

See accompanying notes to schedule of investments and financial statements.

MSF-94

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Hotels, Restaurants & Leisure—1.3%
167,600	Harrah’s Entertainment, Inc.	$12,078,932
454,800	McDonald’s Corp.	12,620,700

		24,699,632

	Household Durables—3.3%
123,600	Fortune Brands, Inc. (c)	10,975,680
184,700	Pulte Homes, Inc. (c)	15,560,975
112,000	The Black & Decker Corp. (c)	10,063,200
292,800	The Stanley Works (c)	13,334,112
449,300	Tupperware Corp. (c)	10,500,141

		60,434,108

	Household Products—1.6%
174,000	Energizer Holdings, Inc. (b) (c)	10,817,580
340,650	The Procter & Gamble Co.	17,969,288

		28,786,868

	IT Services—1.2%
267,100	Checkfree Corp. (b)	9,097,426
276,200	Computer Sciences Corp. (b) (c)	12,069,940

		21,167,366

	Industrial Conglomerates—4.2%
1,957,500	General Electric Co.	67,827,375
120,200	Textron, Inc. (c)	9,117,170

		76,944,545

	Insurance—4.7%
347,300	American International Group, Inc.	20,178,130
333,200	Genworth Financial, Inc. (Class A) (c)	10,072,636
187,300	Prudential Financial, Inc.	12,298,118
191,200	The Allstate Corp.	11,424,200
145,500	The Chubb Corp.	12,456,255
139,600	The Hartford Financial Services Group, Inc.	10,439,288
237,400	W.R. Berkley Corp.	8,470,432

		85,339,059

	Internet Software & Services—0.5%
250,700	Yahoo!, Inc. (b)	8,686,755

	Machinery—2.5%
198,800	Eaton Corp.	11,908,120
142,500	Ingersoll-Rand Co., Ltd. (Class A)	10,167,375
151,300	ITT Industries, Inc. (c)	14,771,419
119,000	PACCAR, Inc. (c)	8,092,000

		44,938,914

	Media—4.0%
461,100	Comcast Corp. (Special Class A) (b) (c)	13,809,945
347,900	The McGraw-Hill Cos., Inc.	15,394,575
768,000	The Walt Disney Co.	19,338,240
1,475,186	Time Warner, Inc. (b)	24,650,358

		73,193,118

Shares		Value (Note 1)

	Metals & Mining—0.6%
208,100	CONSOL Energy, Inc. (b) (c)	$11,149,998

	Multiline Retail—1.3%
160,200	Federated Department Stores, Inc. (c)	11,739,456
183,800	Nordstrom, Inc.	12,492,886

		24,232,342

	Oil, Gas & Consumable Fuels—7.7%
532,500	ConocoPhillips	30,613,425
822,500	Exxon Mobil Corp.	47,269,075
191,900	Kerr-McGee Corp.	14,643,889
345,000	Newfield Exploration Co. (b)	13,762,050
253,800	Occidental Petroleum Corp.	19,524,834
200,500	Valero Energy Corp.	15,861,555

		141,674,828

	Paper & Forest Products—0.6%
366,400	Georgia-Pacific Corp.	11,651,520

	Pharmaceuticals—7.0%
412,200	Johnson & Johnson	26,793,000
771,500	Merck & Co., Inc.	23,762,200
1,782,925	Pfizer, Inc.	49,173,072
636,000	Wyeth	28,302,000

		128,030,272

	Real Estate—0.6%
139,600	Simon Property Group, Inc. (REIT) (c)	10,119,604

	Road & Rail—0.8%
311,200	Burlington Northern Santa Fe Corp.	14,651,296

	Semiconductor & Semiconductor Equipment—3.1%
197,700	Freescale Semiconductor, Inc. (b) (c)	4,153,677
197,700	Freescale Semiconductor, Inc. (Class B) (b) (c)	4,187,286
1,880,400	Intel Corp.	49,003,224

		57,344,187

	Software—4.0%
2,294,900	Microsoft Corp.	57,005,316
1,228,700	Oracle Corp. (b)	16,218,840

		73,224,156

	Specialty Retail—2.9%
473,300	AutoNation, Inc. (b) (c)	9,712,116
210,590	Barnes & Noble, Inc. (b)	8,170,892
346,400	Michaels Stores, Inc. (c)	14,330,568
538,700	The Home Depot, Inc.	20,955,430

		53,169,006

	Textiles, Apparel & Luxury Goods—0.5%
108,400	NIKE, Inc. (Class B)	9,387,440

See accompanying notes to schedule of investments and financial statements.

MSF-95

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Short Term Investments—1.2%

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—1.1%
262,200	Countrywide Financial Corp.	$10,123,542
255,000	Washington Mutual, Inc.	10,375,950

		20,499,492

	Tobacco—1.4%
400,000	Altria Group, Inc.	25,864,000

	Wireless Telecommunication Services—0.8%
481,800	Nextel Communications, Inc. (Class A) (b)	15,566,958

	Total Common Stocks (Identified Cost $1,714,201,246)	1,807,654,162

Face Amount		Value (Note 1)

	Discount Notes—1.2%
$21,200,000	Federal Home Loan Bank 2.650%, 07/01/05	$21,200,000

	Total Short Term Investments (Identified Cost $21,200,000)	21,200,000

	Total Investments—99.9% (Identified Cost $1,735,401,246) (a)	1,828,854,162
	Other assets less liabilities	1,763,563

	Total Net Assets—100%	$1,830,617,725

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/05	Unrealized Depreciation
S&P 500 Index Futures	9/15/05	82	$24,781,386	$24,507,750	$(273,636)

See accompanying notes to schedule of investments and financial statements.

MSF-96

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$1,828,854,162
Cash		56,479
Collateral for securities loaned		113,872,721
Receivable for:
Securities sold		5,227,031
Fund shares sold		296,073
Dividends and interest		2,511,820
Foreign taxes		53,225

Total Assets		1,950,871,511
Liabilities
Payable for:
Fund shares redeemed	$1,063,954
Securities purchased	4,068,328
Futures variation margin	150,006
Return of collateral for securities loaned	113,872,721
Accrued expenses:
Management fees	745,836
Service and distribution fees	12,094
Other expenses	340,847

Total Liabilities		120,253,786

Net Assets		$1,830,617,725

Net assets consist of:
Capital paid in		$2,077,615,871
Undistributed net investment income		11,134,320
Accumulated net realized losses		(351,311,746)
Unrealized appreciation (depreciation) on investments and futures contracts		93,179,280

Net Assets		$1,830,617,725

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,752,858,725 divided by 65,705,329 shares outstanding)		$26.68

Class B
Net asset value and redemption price per share ($30,166,431 divided by 1,143,206 shares outstanding)		$26.39

Class E
Net asset value and redemption price per share ($47,592,569 divided by 1,796,532 shares outstanding)		$26.49

Identified cost of investments		$1,735,401,246

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$15,957,321 (a)
Interest		212,742 (b)

		16,170,063

Expenses
Management fees	$4,532,796
Service and distribution fees—Class B	34,978
Service and distribution fees—Class E	36,028
Directors’ fees and expenses	10,297
Custodian	185,898
Audit and tax services	6,845
Legal	34,982
Printing	257,187
Insurance	21,091
Miscellaneous	14,418

Total expenses before reductions	5,134,520
Expense reductions	(123,751)	5,010,769

Net Investment Income		11,159,294

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	158,646,619
Futures contracts—net	409,661	159,056,280

Unrealized appreciation (depreciation) on:
Investments—net	(183,144,920)
Futures contracts—net	(273,636)	(183,418,556)

Net gain (loss)		(24,362,276)

Net Increase (Decrease) in Net Assets From Operations		$(13,202,982)

(a)	Net of foreign taxes of $173.
(b)	Includes income on securities loaned of $26,310.

See accompanying notes to financial statements.

MSF-97

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$11,159,294	$20,680,388
Net realized gain	159,056,280	205,253,561
Unrealized depreciation	(183,418,556)	(31,114,539)

Increase (decrease) in net assets from operations	(13,202,982)	194,819,410

From Distributions to Shareholders
Net investment income
Class A	(19,890,110)	(13,650,570)
Class B	(264,556)	(94,035)
Class E	(466,636)	(320,636)

Total distributions	(20,621,302)	(14,065,241)

Increase (decrease) in net assets from capital share transactions	(91,270,350)	(161,012,460)

Total increase (decrease) in net assets	(125,094,634)	19,741,709

Net Assets
Beginning of the period	1,955,712,359	1,935,970,650

End of the period	$1,830,617,725	$1,955,712,359

Undistributed (Overdistributed) Net Investment Income
End of the period	$11,134,320	$20,596,328

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,324,511	$35,205,281	1,052,010	$26,207,678
Reinvestments	776,048	19,890,110	544,933	13,650,570
Redemptions	(5,563,806)	(147,647,338)	(8,912,782)	(222,526,292)

Net increase (decrease)	(3,463,247)	$(92,551,947)	(7,315,839)	$(182,668,044)

Class B
Sales	247,210	$6,484,225	536,373	$13,228,045
Reinvestments	10,428	264,556	3,792	94,035
Redemptions	(113,876)	(2,979,896)	(123,439)	(3,072,157)

Net increase (decrease)	143,762	$3,768,885	416,726	$10,249,923

Class E
Sales	75,897	$1,999,502	886,852	$21,957,102
Reinvestments	18,328	466,636	12,887	320,636
Redemptions	(187,776)	(4,953,426)	(438,520)	(10,872,077)

Net increase (decrease)	(93,551)	$(2,487,288)	461,219	$11,405,661

Increase (decrease) derived from capital share transactions	(3,413,036)	$(91,270,350)	(6,437,894)	$(161,012,460)

See accompanying notes to financial statements.

MSF-98

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$27.15		$24.67	$19.12	$26.01	$36.34	$39.14

Income From Investment Operations
Net investment income	0.18		0.29	0.19	0.19	0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.35)		2.37	5.54	(6.96)	(6.00)	(2.55)

Total from investment operations	(0.17)		2.66	5.73	(6.77)	(5.82)	(2.36)

Less Distributions
Distributions from net investment income	(0.30)		(0.18)	(0.18)	(0.12)	(0.25)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(4.26)	(0.44)

Total distributions	(0.30)		(0.18)	(0.18)	(0.12)	(4.51)	(0.44)

Net Asset Value, End of Period	$26.68		$27.15	$24.67	$19.12	$26.01	$36.34

Total Return (%)	(0.6	)(b)	10.9	30.2	(26.1)	(17.0)	(6.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.55	(c)	0.54	0.56	0.54	0.53	0.50
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.53	(c)	0.53	0.55	0.52	0.50	0.49
Ratio of net investment income to average net assets (%)	1.21	(c)	1.09	0.83	0.79	0.58	0.48
Portfolio turnover rate (%)	127	(c)	89	75	79	101	86
Net assets, end of period (000)	$1,752,859		$1,877,980	$1,886,744	$1,564,635	$2,457,339	$3,278,964

	Class B
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$26.83		$24.40	$18.93	$25.80	$29.14

Income From Investment Operations
Net investment income	0.12		0.24	0.14	0.12	0.02
Net realized and unrealized gain (loss) on investments	(0.32)		2.33	5.48	(6.87)	(3.36)

Total from investment operations	(0.20)		2.57	5.62	(6.75)	(3.34)

Less Distributions
Distributions from net investment income	(0.24)		(0.14)	(0.15)	(0.12)	0.00

Total distributions	(0.24)		(0.14)	(0.15)	(0.12)	0.00

Net Asset Value, End of Period	$26.39		$26.83	$24.40	$18.93	$25.80

Total Return (%)	(0.7	)(b)	10.6	29.9	(26.3)	(11.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	(c)	0.79	0.81	0.79	0.78	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)	0.78	0.80	0.77	0.75	(c)
Ratio of net investment income to average net assets (%)	0.98	(c)	0.98	0.59	0.61	0.45	(c)
Portfolio turnover rate (%)	127	(c)	89	75	79	101
Net assets, end of period (000)	$30,166		$26,815	$14,219	$6,486	$2,849

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-99

Metropolitan Series Fund, Inc.

BlackRock Investment Trust Portfolio

Financial Highlights (Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$26.94		$24.50	$19.01	$25.89	$29.23

Income From Investment Operations
Net investment income	0.15		0.24	0.16	0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.34)		2.37	5.51	(6.92)	(3.35)

Total from investment operations	(0.19)		2.61	5.67	(6.76)	(3.34)

Less Distributions
Distributions from net investment income	(0.26)		(0.17)	(0.18)	(0.12)	0.00

Total distributions	(0.26)		(0.17)	(0.18)	(0.12)	0.00

Net Asset Value, End of Period	$26.49		$26.94	$24.50	$19.01	$25.89

Total Return (%)	(0.7	)(b)	10.7	30.0	(26.2)	(11.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.70	(c)	0.69	0.71	0.69	0.68	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	(c)	0.68	0.70	0.67	0.65	(c)
Ratio of net investment income to average net assets (%)	1.06	(c)	0.98	0.71	0.79	0.43	(c)
Portfolio turnover rate (%)	127	(c)	89	75	79	101
Net assets, end of period (000)	$47,593		$50,917	$35,008	$7,575	$11

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-100

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—97.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.3%
6,700	General Dynamics Corp.	$733,918
8,000	L-3 Communications Holdings, Inc.	612,640
9,600	Lockheed Martin Corp.	622,752
21,400	Raytheon Co.	837,168

		2,806,478

	Beverages—0.9%
19,800	Constellation Brands, Inc. (Class A) (b)	584,100
19,400	The Pepsi Bottling Group, Inc.	555,034

		1,139,134

	Capital Markets—4.2%
11,200	Affiliated Managers Group, Inc. (b)	765,296
58,100	E*TRADE Financial Corp.	812,819
14,800	Lehman Brothers Holdings, Inc.	1,469,344
25,300	State Street Corp.	1,220,725
9,800	The Bear Stearns Cos., Inc.	1,018,612

		5,286,796

	Chemicals—1.1%
13,700	Eastman Chemical Co.	755,555
91	The Dow Chemical Co.	4,052
15,000	The Lubrizol Corp.	630,150

		1,389,757

	Commercial Banks—13.0%
119,500	Bank of America Corp.	5,450,395
24,100	Comerica, Inc.	1,392,980
17,300	First Horizon National Corp.	730,060
38,200	KeyCorp.	1,266,330
46,800	National City Corp.	1,596,816
63,100	U.S. Bancorp	1,842,520
58,600	Wachovia Corp.	2,906,560
13,800	Zions Bancorp	1,014,714

		16,200,375

	Commercial Services & Supplies—0.9%
52,500	Cendant Corp.	1,174,425

	Communications Equipment—0.5%
33,100	Motorola, Inc.	604,406

	Computers & Peripherals—1.4%
16,127	International Business Machines Corp.	1,196,623
44,100	Western Digital Corp. (b)	591,822

		1,788,445

	Consumer Finance—0.6%
10,000	Capital One Financial Corp.	800,100

	Diversified Financial Services—4.5%
18,300	CIT Group, Inc.	786,351
103,700	Citigroup, Inc.	4,794,051

		5,580,402

Shares		Value (Note 1)

	Diversified Telecommunication Services—5.2%
12,200	ALLTEL Corp.	$759,816
90,600	SBC Communications, Inc.	2,151,750
42,400	Sprint Corp.	1,063,816
72,190	Verizon Communications, Inc.	2,494,165

		6,469,547

	Electric Utilities—4.2%
32,000	Exelon Corp.	1,642,560
32,200	PG&E Corp.	1,208,788
39,430	PPL Corp.	2,341,353

		5,192,701

	Food & Staples Retailing—0.5%
18,100	Supervalu, Inc.	590,241

	Food Products—1.4%
24,900	Dean Foods Co. (b)	877,476
4,980	Treehouse Foods, Inc. (b)	141,980
37,500	Tyson Foods, Inc. (Class A)	667,500

		1,686,956

	Gas Utilities—0.7%
27,800	ONEOK, Inc.	907,670

	Health Care Providers & Services—1.5%
12,600	Coventry Health Care, Inc. (b)	891,450
18,000	HCA, Inc.	1,020,060

		1,911,510

	Hotels, Restaurants & Leisure—1.2%
7,872	Harrah’s Entertainment, Inc.	567,350
31,512	McDonald’s Corp.	874,458

		1,441,808

	Household Durables—2.1%
13,700	Centex Corp.	968,179
5,400	Fortune Brands, Inc.	479,520
6,900	The Black & Decker Corp.	619,965
11,900	The Stanley Works	541,926

		2,609,590

	Household Products—0.5%
9,200	Energizer Holdings, Inc. (b)	571,964

	Independent Power Producers & Energy Traders—1.5%
24,500	Constellation Energy Group, Inc.	1,413,405
5,700	TXU Corp.	473,613

		1,887,018

	Industrial Conglomerates—1.9%
69,800	General Electric Co.	2,418,570

See accompanying notes to schedule of investments and financial statements.

MSF-101

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Insurance—6.6%
13,700	ACE, Ltd.	$614,445
24,260	American International Group, Inc.	1,409,506
35,900	Genworth Financial, Inc. (Class A)	1,085,257
17,600	Nationwide Financial Services, Inc.	667,744
21,100	The Allstate Corp.	1,260,725
13,500	The Chubb Corp.	1,155,735
19,280	The Hartford Financial Services Group, Inc.	1,441,759
18,000	W.R. Berkley Corp.	642,240

		8,277,411

	Investment Company—1.0%
18,000	iShares Russell 1000 Value Index Fund	1,199,520

	Machinery—1.5%
10,300	Cummins, Inc.	768,483
7,300	Deere & Co.	478,077
8,700	PACCAR, Inc.	591,600

		1,838,160

	Media—4.3%
17,600	Comcast Corp. (Class A) (b)	540,320
54,270	Liberty Media Corp. (Class A) (b)	553,012
18,400	The McGraw-Hill Cos., Inc.	814,200
75,090	The Walt Disney Co.	1,890,766
90,800	Time Warner, Inc. (b)	1,517,268

		5,315,566

	Metals & Mining—1.5%
13,600	CONSOL Energy, Inc.	728,688
11,500	Nucor Corp.	524,630
6,800	Phelps Dodge Corp.	629,000

		1,882,318

	Multi-Utilities—0.6%
18,600	Sempra Energy	768,366

	Multiline Retail—0.8%
14,140	Federated Department Stores, Inc.	1,036,179

	Office Electronics—0.4%
36,000	Xerox Corp. (b)	496,440

	Oil, Gas & Consumable Fuels—13.3%
15,800	Amerada Hess Corp.	1,682,858
23,086	Chevron Corp.	1,290,969
53,000	ConocoPhillips	3,046,970
105,100	Exxon Mobil Corp.	6,040,097
20,200	Kerr-McGee Corp.	1,541,462
22,300	Occidental Petroleum Corp.	1,715,539
15,500	Valero Energy Corp.	1,226,205

		16,544,100

Shares		Value (Note 1)

	Paper & Forest Products—1.0%
26,000	Georgia-Pacific Corp.	$826,800
17,500	Louisiana-Pacific Corp.	430,150

		1,256,950

	Pharmaceuticals—5.7%
45,800	Merck & Co., Inc.	1,410,640
164,500	Pfizer, Inc.	4,536,910

26,370	Wyeth	1,173,465

		7,121,015

	Real Estate—2.7%
24,300	General Growth Properties, Inc. (REIT)	998,487
18,800	Simon Property Group, Inc. (REIT)	1,362,812
12,300	Vornado Realty Trust (REIT)	988,920

		3,350,219

	Road & Rail—1.0%
15,000	Burlington Northern Santa Fe Corp.	706,200
25,600	J.B. Hunt Transport Services, Inc.	494,080

		1,200,280

	Semiconductor & Semiconductor Equipment—0.3%
9,400	Freescale Semiconductor, Inc. (b)	197,494
9,400	Freescale Semiconductor, Inc. (Class B) (b)	199,092

		396,586

	Software—0.7%
34,750	Microsoft Corp.	863,190

	Specialty Retail—1.8%
40,900	AutoNation, Inc. (b)	839,268
14,461	Barnes & Noble, Inc. (b)	561,087
16,900	The Sherwin-Williams Co.	795,821

		2,196,176

	Thrifts & Mortgage Finance—2.5%
18,400	Countrywide Financial Corp.	710,424
20,620	Federal National Mortgage Association	1,204,208
30,700	Washington Mutual, Inc.	1,249,183

		3,163,815

	Tobacco—1.5%
28,800	Altria Group, Inc.	1,862,208

	Wireless Telecommunication Services—0.4%
17,400	Nextel Communications, Inc. (Class A) (b)	562,194

	Total Common Stocks (Identified Cost $113,994,064)	121,788,586

See accompanying notes to schedule of investments and financial statements.

MSF-102

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Short Term Investments—2.0%

Face Amount		Value (Note 1)

	Discount Notes—2.0%
$2,500,000	Federal Home Loan Bank 2.650%, 07/01/05	$2,500,000

	Total Short Term Investments (Identified Cost $2,500,000)	2,500,000

	Total Investments—99.7% (Identified Cost $116,494,064) (a)	124,288,586
	Other assets less liabilities	320,844

	Total Net Assets—100%	$124,609,430

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2005	Unrealized Depreciation
S&P 500 Index Futures	9/15/2005	9	$2,714,931	$2,689,875	$(25,056)

See accompanying notes to schedule of investments and financial statements.

MSF-103

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$124,288,586
Cash		74,494
Receivable for:
Securities sold		308,312
Fund shares sold		92,048
Dividends and interest		252,899

Total Assets		125,016,339
Liabilities
Payable for:
Fund shares redeemed	$81,679
Securities purchased	174,099
Futures variation margin	16,650
Accrued expenses:
Management fees	85,804
Service and distribution fees	12,773
Other expenses	35,904

Total Liabilities		406,909

Net Assets		$124,609,430

Net assets consist of:
Capital paid in		$111,027,729
Net investment income		854,342
Accumulated net realized gains		4,957,893
Unrealized appreciation (depreciation) on investments and futures contracts		7,769,466

Net Assets		$124,609,430

Computation of offering price:
Class A
Net asset value and redemption price per share ($38,099,889 divided by 3,187,499 shares outstanding)		$11.95

Class B
Net asset value and redemption price per share ($26,924,372 divided by 2,259,271 shares outstanding)		$11.92

Class E
Net asset value and redemption price per share ($59,585,169 divided by 4,994,664 shares outstanding)		$11.93

Identified cost of investments		$116,494,064

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$1,387,737
Interest		21,747

		1,409,484
Expenses
Management fees	$407,936
Deferred expense reimbursement	14,000
Service and distribution fees—Class B	26,209
Service and distribution fees—Class E	44,054
Directors’ fees and expenses	10,297
Custodian	37,055
Audit and tax services	12,658
Legal	924
Printing	10,684
Insurance	943
Miscellaneous	1,055

Total expenses before reductions	565,815
Expense reductions	(13,765)	552,050

Net Investment Income		857,434

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	9,000,816
Futures contracts—net	14,338	9,015,154

Unrealized appreciation (depreciation) on:
Investments—net	(8,796,615)
Futures contracts—net	(25,056)	(8,821,671)

Net gain (loss)		193,483

Net Increase (Decrease) in Net Assets From Operations		$1,050,917

See accompanying notes to financial statements.

MSF-104

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$857,434	$1,055,520
Net realized gain	9,015,154	3,374,984
Unrealized appreciation (depreciation)	(8,821,671)	7,332,003

Increase (decrease) in net assets from operations	1,050,917	11,762,507

From Distributions to Shareholders
Net investment income
Class A	(368,703)	0
Class B	(183,294)	0
Class E	(506,615)	0

	(1,058,612)	0

Net realized gain
Class A	(397,064)	0
Class B	(240,573)	0
Class E	(625,818)	0

	(1,263,455)	0

Total distributions	(2,322,067)	0

Increase (decrease) in net assets from capital share transactions	13,292,747	38,600,872

Total increase (decrease) in net assets	12,021,597	50,363,379

Net Assets
Beginning of the period	112,587,833	62,224,454

End of the period	$124,609,430	$112,587,833

Undistributed (Overdistributed) Net Investment Income
End of the period	$854,342	$1,055,520

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	422,357	$5,023,651	1,286,608	$14,179,446
Reinvestments	66,243	765,767	0	0
Redemptions	(378,503)	(4,535,563)	(1,311,904)	(14,526,059)

Net increase (decrease)	110,097	$1,253,855	(25,296)	$(346,613)

Class B
Sales	1,008,118	$11,980,963	1,359,175	$15,231,237
Reinvestments	36,762	423,867	0	0
Redemptions	(101,691)	(1,207,012)	(48,828)	(545,419)

Net increase (decrease)	943,189	$11,197,818	1,310,347	$14,685,818

Class E
Sales	610,769	$7,274,485	3,234,925	$35,653,140
Reinvestments	98,131	1,132,433	0	0
Redemptions	(636,496)	(7,565,844)	(1,037,179)	(11,391,473)

Net increase (decrease)	72,404	$841,074	2,197,746	$24,261,667

Increase (decrease) derived from capital share transactions	1,125,690	$13,292,747	3,482,797	$38,600,872

See accompanying notes to financial statements.

MSF-105

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002
			2004	2003
Net Asset Value, Beginning of Period	$12.11		$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.09		0.15	0.11	0.06
Net realized and unrealized gain (loss) on investments	0.00		1.29	2.71	(2.06)

Total from investment operations	0.09		1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.12)		0.00	(0.10)	(0.05)
Distributions from net realized capital gains	(0.13)		0.00	0.00	0.00

Total distributions	(0.25)		0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$11.95		$12.11	$10.67	$7.95

Total Return (%)	0.8	(b)	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	(c)	0.89	—	—
Ratio of net investment income to average net assets (%)	1.59	(c)	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	170	(c)	31	51	84	(c)
Net assets, end of period (000)	$38,100		$37,259	$33,113	$4,642
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	1.05	2.33	(c)

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002
			2004	2003					2004	2003
Net Asset Value, Beginning of Period	$12.07		$10.66	$7.95	$8.30		$12.08		$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.06		0.08	0.04	0.03		0.08		0.12	0.08	0.04
Net realized and unrealized gain (loss) on investments	0.02		1.33	2.76	(0.36)		0.00		1.30	2.72	(2.04)

Total from investment operations	0.08		1.41	2.80	(0.33)		0.08		1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.10)		0.00	(0.09)	(0.02)		(0.10)		0.00	(0.09)	(0.05)
Distributions from net realized capital gains	(0.13)		0.00	0.00	0.00		(0.13)		0.00	0.00	0.00

Total distributions	(0.23)		0.00	(0.09)	(0.02)		(0.23)		0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$11.92		$12.07	$10.66	$7.95		$11.93		$12.08	$10.66	$7.95

Total Return (%)	0.6	(b)	13.2	35.4	(4.0	)(b)	0.6	(b)	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.10	(c)	1.18	1.19	1.10	(c)	1.00	(c)	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.08	(c)	1.14	—	—		0.98	(c)	1.04	—	—
Ratio of net investment income to average net assets (%)	1.38	(c)	1.46	1.02	0.93	(c)	1.43	(c)	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	170	(c)	31	51	84	(c)	170	(c)	31	51	84	(c)
Net assets, end of period (000)	$26,924		$15,880	$61	$1		$59,585		$59,449	$29,051	$4,911
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	1.30	2.58	(c)	—		—	1.20	2.48	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arranements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-106

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—98.3% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.0%
49,600	General Dynamics Corp.	$5,433,184

	Beverages—2.2%
217,300	PepsiCo, Inc.	11,718,989

	Biotechnology—4.1%
86,400	Amgen, Inc. (b)	5,223,744
121,400	Charles River Laboratories International, Inc. (b)	5,857,550
83,900	Genentech, Inc. (b)	6,735,492
66,900	Genzyme Corp. (b)	4,020,021

		21,836,807

	Capital Markets—3.3%
111,216	Franklin Resources, Inc.	8,561,408
19,100	The Chicago Merchantile Exchange (c)	5,644,050
37,100	The Goldman Sachs Group, Inc.	3,784,942

		17,990,400

	Chemicals—0.9%
80,200	Monsanto Co.	5,042,174

	Communications Equipment—2.2%
416,650	Cisco Systems, Inc. (b)	7,962,181
117,400	QUALCOMM, Inc.	3,875,374

		11,837,555

	Computers & Peripherals—4.3%
94,300	Apple Computer, Inc. (b)	3,471,183
212,400	Dell, Inc. (b)	8,391,924
820,700	EMC Corp. (b)	11,251,797

		23,114,904

	Consumer Finance—3.5%
253,300	American Express Co.	13,483,159
106,400	SLM Corp.	5,405,120

		18,888,279

	Diversified Financial Services—0.9%
133,100	JPMorgan Chase & Co.	4,701,092

	Diversified Telecommunication Services—0.8%
170,500	Sprint Corp.	4,277,845

	Energy Equipment & Services—0.9%
62,300	Schlumberger, Ltd.	4,731,062

	Food & Staples Retailing—2.0%
197,000	CVS Corp.	5,726,790
145,500	Sysco Corp. (c)	5,265,645

		10,992,435

Shares		Value (Note 1)

	Health Care Equipment & Supplies—2.8%
116,000	Cytyc Corp. (b)	$2,558,960
289,800	St. Jude Medical, Inc. (b)	12,638,178

		15,197,138

	Health Care Providers & Services—7.4%
172,300	Caremark Rx, Inc. (b)	7,670,796
42,400	PacifiCare Health Systems, Inc. (b)	3,029,480
131,200	Quest Diagnostics, Inc.	6,989,024
325,200	UnitedHealth Group, Inc.	16,955,928
78,000	WellPoint, Inc. (b)	5,431,920

		40,077,148

	Hotels, Restaurants & Leisure—4.4%
125,300	Harrah’s Entertainment, Inc.	9,030,371
82,200	Marriott International, Inc. (Class A)	5,607,684
68,100	Royal Caribbean Cruises, Ltd.	3,293,316
95,000	Starwood Hotels & Resorts Worldwide, Inc. (Class B)	5,564,150

		23,495,521

	Household Durables—0.5%
32,100	Harman International Industries, Inc.	2,611,656

	Household Products—3.3%
83,300	The Clorox Co.	4,641,476
250,600	The Procter & Gamble Co.	13,219,150

		17,860,626

	IT Services—3.5%
172,700	Alliance Data Systems Corp. (b)	7,004,712
94,000	Cognizant Technology Solutions Corp. (Class A) (b)	4,430,220
259,000	VeriSign, Inc. (b)	7,448,840

		18,883,772

	Industrial Conglomerates—4.6%
555,800	General Electric Co.	19,258,470
180,200	Tyco International, Ltd.	5,261,840

		24,520,310

	Internet Software & Services—5.0%
34,162	Google, Inc. (Class A) (b)	10,048,752
493,800	Yahoo!, Inc. (b)	17,110,170

		27,158,922

	Machinery—1.5%
153,700	Danaher Corp.	8,044,658

	Media—3.2%
284,300	Comcast Corp. (Special Class A) (b)	8,514,785
358,500	News Corp., Inc. (c)	6,044,310
78,600	XM Satellite Radio Holdings, Inc. (b) (c)	2,645,676

		17,204,771

See accompanying notes to schedule of investments and financial statements.

MSF-107

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Metals & Mining—1.8%
176,600	CONSOL Energy, Inc.	$9,462,228

	Multiline Retail—4.0%
178,600	Kohl’s Corp. (b)	9,985,526
211,200	Target Corp.	11,491,392

		21,476,918

	Oil, Gas & Consumable Fuels—4.3%
232,700	EOG Resources, Inc.	13,217,360
84,706	Exxon Mobil Corp.	4,868,054
132,400	Newfield Exploration Co. (b)	5,281,436

		23,366,850

	Personal Products—1.0%
144,200	Avon Products, Inc.	5,457,970

	Pharmaceuticals—9.7%
209,600	Abbott Laboratories	10,272,496
68,500	Allergan, Inc.	5,838,940
297,800	Johnson & Johnson	19,357,000
205,800	Novartis AG (ADR)	9,763,152
144,600	Sanofi-Aventis (ADR)	5,927,154
41,400	Teva Pharmaceutical Industries, Ltd. (ADR) (c)	1,289,196

		52,447,938

	Semiconductor & Semiconductor Equipment—4.0%
636,700	Intel Corp.	16,592,402
131,000	Linear Technology Corp.	4,806,390

		21,398,792

	Software—6.5%
88,300	Adobe Systems, Inc.	2,527,146
897,400	Microsoft Corp.	22,291,416
669,500	Oracle Corp. (b)	8,837,400
75,700	Salesforce.com, Inc. (b) (c)	1,550,336

		35,206,298

Shares		Value (Note 1)

	Specialty Retail—1.8%
139,100	Chico’s FAS, Inc. (b)	$4,768,348
226,650	Staples, Inc.	4,832,178

		9,600,526

	Textiles, Apparel & Luxury Goods—2.9%
129,400	Coach, Inc. (b)	4,343,958
52,800	NIKE, Inc. (Class B)	4,572,480
152,300	Polo Ralph Lauren Corp. (c)	6,565,653

		15,482,091

	Total Common Stocks (Identified Cost $475,548,328)	529,518,859

Short Term Investments—1.4%
Face Amount

	Discount Notes—1.4%
$7,600,000	Federal Home Loan Bank 2.650%, 07/01/05	7,600,000

	Total Short Term Investments (Identified Cost $7,600,000)	7,600,000

	Total Investments—99.7% (Identified Cost $483,148,328) (a)	537,118,859
	Other assets less liabilities	1,711,054

	Total Net Assets—100%	$538,829,913

See accompanying notes to schedule of investments and financial statements.

MSF-108

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$537,118,859
Cash		88,240
Collateral for securities loaned		17,765,528
Receivable for:
Securities sold		9,482,409
Fund shares sold		955,206
Dividends and interest		363,862
Foreign taxes		10,616

Total Assets		565,784,720
Liabilities
Payable for:
Fund shares redeemed	$984,227
Securities purchased	7,711,218
Withholding taxes	15,925
Return of collateral for securities loaned	17,765,528
Accrued expenses:
Management fees	326,933
Service and distribution fees	11,765
Other expenses	139,211

Total Liabilities		26,954,807

Net Assets		$538,829,913

Net assets consist of:
Capital paid in		$728,090,108
Undistributed net investment income		658,749
Accumulated net realized losses		(243,889,475)
Unrealized appreciation (depreciation) on investments		53,970,531

Net Assets		$538,829,913

Computation of offering price:
Class A
Net asset value and redemption price per share ($463,945,508 divided by 23,355,924 shares outstanding)		$19.86

Class B
Net asset value and redemption price per share ($30,866,779 divided by 1,576,525 shares outstanding)		$19.58

Class E
Net asset value and redemption price per share ($44,017,626 divided by 2,233,389 shares outstanding)		$19.71

Identified cost of investments		$483,148,328

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$2,769,233 (a)
Interest		111,861 (b)

		2,881,094
Expenses
Management fees	$1,973,377
Service and distribution fees—Class B	35,550
Service and distribution fees—Class E	32,829
Directors’ fees and expenses	9,774
Custodian	67,663
Audit and tax services	10,167
Legal	10,977
Printing	75,978
Insurance	6,374
Miscellaneous	3,230

Total expenses before reductions	2,225,919
Expense reductions	(38,788)	2,187,131

Net Investment Income		693,963

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		12,137,425
Unrealized appreciation (depreciation) on:
Investments—net		(25,675,613)

Net gain (loss)		(13,538,188)

Net Increase (Decrease) in Net Assets From Operations		$(12,844,225)

(a)	Net of foreign taxes of $61,221.
(b)	Includes income on securities loaned of $22,805.

See accompanying notes to financial statements.

MSF-109

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$693,963	$2,192,212
Net realized gain	12,137,425	61,402,507
Unrealized depreciation	(25,675,613)	(15,127,902)

Increase (decrease) in net assets from operations	(12,844,225)	48,466,817

From Distributions to Shareholders
Net investment income
Class A	(2,005,932)	0
Class B	(43,513)	0
Class E	(125,307)	0

Total distributions	(2,174,752)	0

Increase (decrease) in net assets from capital share transactions	(32,991,957)	(38,842,134)

Total increase (decrease) in net assets	(48,010,934)	9,624,683

Net Assets
Beginning of the period	586,840,847	577,216,164

End of the period	$538,829,913	$586,840,847

Undistributed (Overdistributed) Net Investment Income
End of the period	$658,749	$2,139,538

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,731,277	$33,774,582	4,377,237	$82,651,664
Reinvestments	106,303	2,005,932	0	0
Redemptions	(3,559,295)	(69,379,908)	(8,138,806)	(153,665,556)

Net increase (decrease)	(1,721,715)	$(33,599,394)	(3,761,569)	$(71,013,892)

Class B
Sales	305,190	$5,856,842	1,629,167	$29,464,501
Reinvestments	2,339	43,513	0	0
Redemptions	(168,873)	(3,235,391)	(196,110)	(3,622,230)

Net increase (decrease)	138,656	$2,664,964	1,433,056	$25,842,271

Class E
Sales	181,240	$3,503,777	722,082	$13,600,671
Reinvestments	6,694	125,307	0	0
Redemptions	(294,527)	(5,686,611)	(388,316)	(7,271,184)

Net increase (decrease)	(106,593)	$(2,057,527)	333,766	$6,329,487

Increase (decrease) derived from capital share transactions	(1,689,652)	$(32,991,957)	(1,994,747)	$(38,842,134)

See accompanying notes to financial statements.

MSF-110

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.37		$18.72	$13.86	$20.74	$25.06	$29.34

Income From Investment Operations
Net investment income	0.03		0.08	0.00	0.01	0.00	0.03
Net realized and unrealized gain (loss) on investments	(0.46)		1.57	4.87	(6.89)	(2.91)	(3.99)

Total from investment operations	(0.43)		1.65	4.87	(6.88)	(2.91)	(3.96)

Less Distributions
Distributions from net investment income	(0.08)		0.00	(0.01)	0.00	(0.07)	(0.09)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.34)	0.00
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.23)

Total distributions	(0.08)		0.00	(0.01)	0.00	(1.41)	(0.32)

Net Asset Value, End of Period	$19.86		$20.37	$18.72	$13.86	$20.74	$25.06

Total Return (%)	(2.0	)(b)	8.8	35.2	(33.2)	(12.0)	(13.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.80	(c)	0.80	0.82	0.79	0.84	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)	0.76	0.80	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.28	(c)	0.39	0.00	0.05	0.00	0.23
Portfolio turnover rate (%)	79	(c)	190	167	243	88	88
Net assets, end of period (000)	$463,946		$510,771	$539,840	$449,676	$788,097	$968,357

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003					2004	2003	2002
Net Asset Value, Beginning of Period	$20.04		$18.46	$13.65	$14.64		$20.19		$18.59	$13.78	$20.64	$23.50

Income From Investment Operations
Net investment income (loss)	0.00		0.07	0.00	(0.01)		0.01		0.06	(0.02)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	(0.43)		1.51	4.81	(0.98)		(0.43)		1.54	4.83	(6.85)	(2.86)

Total from investment operations	(0.43)		1.58	4.81	(0.99)		(0.42)		1.60	4.81	(6.86)	(2.86)

Less Distributions
Distributions from net investment income	(0.03)		0.00	0.00	0.00		(0.06)		0.00	0.00	0.00	0.00

Total distributions	(0.03)		0.00	0.00	0.00		(0.06)		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$19.58		$20.04	$18.46	$13.65		$19.71		$20.19	$18.59	$13.78	$20.64

Total Return (%)	(2.1	)(b)	8.6	35.2	(6.8	)(b)	(2.1	)(b)	8.6	34.9	(33.2)	(12.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	(c)	1.05	1.07	1.04	(c)	0.95	(c)	0.95	0.97	0.94	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)	1.03	(c)	1.01	1.05	—		0.93	(c)	0.91	0.95	—	—
Ratio of net investment income (loss) to average net assets (%)	0.03	(c)	0.59	(0.04)	(0.24	)(c)	0.13	(c)	0.29	(0.14)	(0.06)	0.00	(c)
Portfolio turnover rate (%)	79	(c)	190	167	243		79	(c)	190	167	243	88
Net assets, end of period (000)	$30,867		$28,818	$89	$1		$44,018		$47,251	$37,288	$15,218	$4,994

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-111

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—99.2% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.9%
23,700	The Boeing Co.	$1,564,200
148,540	United Technologies Corp.	7,627,529

		9,191,729

	Air Freight & Logistics—0.4%
31,500	United Parcel Service, Inc. (Class B)	2,178,540

	Beverages—2.4%
128,400	Anheuser-Busch Cos., Inc.	5,874,300
108,400	PepsiCo, Inc.	5,846,012

		11,720,312

	Biotechnology—1.7%
86,900	Amgen, Inc. (b)	5,253,974
77,500	Applera Corp.—Applied Biosystems Group	1,524,425
22,800	Imclone Systems, Inc. (b)	706,116
125,400	Millennium Pharmaceuticals, Inc. (b)	1,162,458

		8,646,973

	Building Products—0.8%
90,000	American Standard Cos., Inc. (b)	3,772,800

	Capital Markets—0.4%
18,500	The Goldman Sachs Group, Inc.	1,887,370

	Chemicals—1.8%
36,900	Air Products & Chemicals, Inc.	2,225,070
30,000	E. I. du Pont de Nemours & Co.	1,290,300
63,800	Huntsman Corp.	1,293,226
49,700	Methanex Corp.	818,559
71,200	The Dow Chemical Co.	3,170,536

		8,797,691

	Commercial Banks—2.0%
158,800	Wells Fargo & Co.	9,778,904

	Commercial Services & Supplies—0.4%
143,500	Allied Waste Industries, Inc. (b)	1,137,955
35,100	Monster Worldwide, Inc. (b)	1,006,668

		2,144,623

	Communications Equipment—2.7%
422,670	Cisco Systems, Inc. (b)	8,077,224
85,700	Corning, Inc. (b)	1,424,334
299,500	JDS Uniphase Corp. (b)	455,240
59,700	Polycom, Inc. (b)	890,127
77,200	QUALCOMM, Inc.	2,548,372

		13,395,297

	Computers & Peripherals—1.7%
77,600	Hewlett-Packard Co.	1,824,376
26,000	International Business Machines Corp.	1,929,200
28,500	Lexmark International, Inc. (Class A) (b)	1,847,655

Shares		Value (Note 1)

	Computers & Peripherals—(Continued)
44,500	Seagate Technology	$780,975
599,100	Sun Microsystems, Inc. (b)	2,234,643

		8,616,849

	Construction & Engineering—0.9%
79,200	Fluor Corp.	4,561,128

	Consumer Finance—2.3%
42,600	AmeriCredit Corp. (b)	1,086,300
205,000	SLM Corp.	10,414,000

		11,500,300

	Diversified Financial Services—2.2%
302,172	JPMorgan Chase & Co.	10,672,715

	Diversified Telecommunication Services—2.9%
384,000	Qwest Communications International, Inc. (b)	1,424,640
52,077	SBC Communications, Inc.	1,236,829
363,450	Sprint Corp.	9,118,960
69,438	Verizon Communications, Inc.	2,399,083

		14,179,512

	Electrical Equipment—0.8%
51,000	Cooper Industries, Ltd. (Class A)	3,258,900
13,000	Emerson Electric Co.	814,190

		4,073,090

	Electronic Equipment & Instruments—2.3%
172,900	Agilent Technologies, Inc. (b)	3,980,158
87,400	Avnet, Inc. (b)	1,969,122
151,800	Flextronics International, Ltd. (b)	2,005,278
111,600	Jabil Circuit, Inc. (b)	3,429,468

		11,384,026

	Energy Equipment & Services—3.1%
33,100	Baker Hughes, Inc.	1,693,396
17,600	BJ Services Co.	923,648
85,300	Schlumberger, Ltd.	6,477,682
54,100	Transocean, Inc. (b)	2,919,777
52,600	Weatherford International, Ltd. (b)	3,049,748

		15,064,251

	Food & Staples Retailing—1.6%
89,800	Costco Wholesale Corp.	4,024,836
101,200	Sysco Corp.	3,662,428

		7,687,264

	Food Products—2.0%
88,600	Campbell Soup Co.	2,726,222
107,100	Kraft Foods, Inc. (Class A)	3,406,851
57,400	Unilever NV (ADR)	3,721,242

		9,854,315

See accompanying notes to statement of investments and financial statements.

MSF-112

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Gas Utilities—0.3%
28,900	Kinder Morgan Management, LLC	$1,329,400

	Health Care Equipment & Supplies—1.9%
76,800	Baxter International, Inc.	2,849,280
14,700	Becton, Dickinson & Co.	771,309
66,072	Guidant Corp.	4,446,646
20,900	Medtronic, Inc.	1,082,411

		9,149,646

	Health Care Providers & Services—3.8%
43,800	AmerisourceBergen Corp.	3,028,770
61,300	DaVita, Inc. (b)	2,787,924
79,300	Lincare Holdings, Inc. (b)	3,238,612
31,700	McKesson Corp.	1,419,843
53,900	Medco Health Solutions, Inc. (b)	2,876,104
30,400	Tenet Healthcare Corp. (b)	372,096
74,000	WellPoint, Inc. (b)	5,153,360

		18,876,709

	Hotels, Restaurants & Leisure—1.0%
61,400	Carnival Corp.	3,349,370
24,100	Las Vegas Sands Corp. (b)	861,575
23,600	McDonald’s Corp.	654,900

		4,865,845

	Household Durables—0.3%
48,200	Leggett & Platt, Inc.	1,281,156

	Household Products—0.8%
20,700	Kimberly-Clark Corp.	1,295,613
52,100	The Procter & Gamble Co.	2,748,275

		4,043,888

	IT Services—2.4%
38,000	Accenture, Ltd. (Class A) (b)	861,460
126,100	Affiliated Computer Services, Inc. (Class A) (b)	6,443,710
35,100	Automatic Data Processing, Inc.	1,473,147
29,100	Checkfree Corp. (b)	991,146
65,900	VeriSign, Inc. (b)	1,895,284

		11,664,747

	Independent Power Producers & Energy Traders—0.7%
111,000	Duke Energy Co.	3,300,030

	Industrial Conglomerates—3.3%
28,300	3M Co.	2,046,090
361,700	General Electric Co.	12,532,905
13,000	Siemens AG (ADR)	944,450
29,000	Tyco International, Ltd.	846,800

		16,370,245

	Insurance—3.0%
67,500	American International Group, Inc.	3,921,750
68	Berkshire Hathaway, Inc. (Class A) (b)	5,678,000

Shares		Value (Note 1)

	Insurance—(Continued)
25,000	The Chubb Corp.	$2,140,250
19,800	The Hartford Financial Services Group, Inc.	1,480,644
19,800	XL Capital, Ltd. (Class A)	1,473,516

		14,694,160

	Internet & Catalog Retail—1.3%
31,600	Amazon.com, Inc. (b)	1,045,328
81,200	eBay, Inc. (b)	2,680,412
103,800	IAC/InterActiveCorp. (b)	2,496,390

		6,222,130

	Internet Software & Services—0.4%
6,600	Google, Inc. (Class A) (b)	1,941,390

	Leisure Equipment & Products—0.2%
66,100	Mattel, Inc.	1,209,630

	Machinery—1.2%
25,400	Danaher Corp.	1,329,436
42,600	Illinois Tool Works, Inc.	3,394,368
17,400	Ingersoll-Rand Co., Ltd. (Class A)	1,241,490

		5,965,294

	Media—3.4%
39,732	Cablevision Systems Corp. (Class A) (b)	1,279,370
44,100	Clear Channel Communications, Inc.	1,364,013
33,400	Comcast Corp. (Class A) (b)	1,025,380
17,100	Knight-Ridder, Inc.	1,048,914
11,400	Omnicom Group, Inc.	910,404
86,584	The DIRECTV Group, Inc. (b)	1,342,052
9,900	The Walt Disney Co.	249,282
385,000	Time Warner, Inc. (b)	6,433,350
99,500	Viacom, Inc. (Class B)	3,185,990

		16,838,755

	Metals & Mining—0.6%
107,116	Alcoa, Inc.	2,798,941

	Multi-Utilities—0.8%
275,100	Calpine Corp. (b)	935,340
188,600	The AES Corp. (b)	3,089,268

		4,024,608

	Multiline Retail—1.2%
90,500	Dollar Tree Stores, Inc. (b)	2,172,000
67,400	Target Corp.	3,667,234

		5,839,234

	Oil, Gas & Consumable Fuels—6.2%
12,900	Arch Coal, Inc.	702,663
130,700	Exxon Mobil Corp.	7,511,329
21,666	Kinder Morgan, Inc.	1,802,611
155,600	Royal Dutch Petroleum Co. (ADR)	10,098,440

See accompanying notes to schedule of investments and financial statements.

MSF-113

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Oil, Gas & Consumable Fuels—(Continued)
42,700	Shell Transport & Trading Co., Plc. (ADR)	$2,479,162
123,200	Unocal Corp.	8,014,160

		30,608,365

	Paper & Forest Products—0.3%
51,900	International Paper Co.	1,567,899

	Pharmaceuticals—10.5%
115,500	Allergan, Inc.	9,845,220
396,900	AstraZeneca, Plc. (ADR)	16,376,094
110,900	Eli Lilly & Co.	6,178,239
299,200	Forest Laboratories, Inc. (b)	11,623,920
41,500	IVAX Corp. (b)	892,250
80,400	Pfizer, Inc.	2,217,432
18,000	Sepracor, Inc. (b)	1,080,180
109,000	Teva Pharmaceutical Industries, Ltd. (ADR)	3,394,260

		51,607,595

	Real Estate—0.2%
30,880	General Growth Properties, Inc. (REIT)	1,268,859

	Road & Rail—0.3%
21,800	Union Pacific Corp.	1,412,640

	Semiconductor & Semiconductor Equipment—7.3%
249,200	Altera Corp. (b)	4,939,144
531,000	Applied Materials, Inc.	8,591,580
314,400	Applied Micro Circuits Corp. (b)	804,864
53,100	ASML Holding NV (ADR) (b)	831,546
60,500	Credence Systems Corp. (b)	547,525
76,400	Fairchild Semiconductor International, Inc. (b)	1,126,900
133,900	Freescale Semiconductor, Inc. (b)	2,813,239
103,800	Intel Corp.	2,705,028
21,200	International Rectifier Corp. (b)	1,011,664
150,100	KLA-Tencor Corp. (b)	6,559,370
49,500	Linear Technology Corp.	1,816,155
38,700	Novellus Systems, Inc. (b)	956,277
107,900	Teradyne, Inc. (b)	1,291,563
77,800	Xilinx, Inc.	1,983,900

		35,978,755

	Software—3.0%
92,800	BMC Software, Inc. (b)	1,665,760
309,400	Microsoft Corp.	7,685,496
121,600	SAP AG (ADR)	5,265,280

		14,616,536

	Specialty Retail—2.9%
55,200	AutoNation, Inc. (b)	1,132,704
160,100	Lowe’s Cos., Inc.	9,321,022
58,900	RadioShack Corp.	1,364,713
66,500	Williams-Sonoma, Inc. (b)	2,631,405

		14,449,844

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—6.0%
89,200	Federal Home Loan Mortgage Corp.	$5,818,516
112,000	Federal National Mortgage Association	6,540,800
24,000	Golden West Financial Corp.	1,545,120
104,900	Hudson City Bancorp, Inc.	1,196,909
53,000	The PMI Group, Inc.	2,065,940
299,100	Washington Mutual, Inc.	12,170,379

		29,337,664

	Tobacco—1.4%
108,500	Altria Group, Inc.	7,015,610

	Wireless Telecommunication Services—0.2%
45,300	American Tower Corp. (Class A) (b)	952,206

	Total Common Stocks (Identified Cost $441,384,903)	488,339,470

Short Term Investments—0.7%
Face Amount

	Repurchase Agreement—0.7%
$3,317,000	State Street Corp. Repurchase Agreement dated 06/30/05 at 1.40% to be repurchased at $3,317,129 on 07/01/05, collateralized by $3,390,000 U.S. Treasury Note 3.625% due 06/30/07 with a value of $3,385,763	3,317,000

	Total Short Term Investments (Identified Cost $3,317,000)	3,317,000

	Total Investments—99.9% (Identified Cost $444,701,903) (a)	491,656,470
	Other assets less liabilities	485,860

	Total Net Assets—100%	$492,142,330

See accompanying notes to schedule of investments and financial statements.

MSF-114

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$491,656,470
Cash		686
Receivable for:
Securities sold		1,411,289
Fund shares sold		14,393
Dividends and interest		372,771
Foreign taxes		1,230

Total Assets		493,456,839
Liabilities
Payable for:
Fund shares redeemed	$249,304
Securities purchased	685,431
Accrued expenses:
Management fees	274,706
Service and distribution fees	15,637
Deferred directors fees	3,763
Other expenses	85,668

Total Liabilities		1,314,509

Net Assets		$492,142,330

Net assets consist of:
Capital paid in		$464,054,519
Undistributed net investment income		1,809,681
Accumulated net realized losses		(20,676,437)
Unrealized appreciation (depreciation) on investments		46,954,567

Net Assets		$492,142,330

Computation of offering price:
Class A
Net asset value and redemption price per share ($416,117,774 divided by 36,364,645 shares outstanding)		$11.44

Class B
Net asset value and redemption price per share ($76,024,556 divided by 6,668,888 shares outstanding)		$11.40

Identified cost of investments		$444,701,903

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$3,671,781 (a)
Interest		43,203

		3,714,984
Expenses
Management fees	$1,660,826
Service and distribution fees—Class B	88,345
Directors’ fees and expenses	10,195
Custodian	56,772
Audit and tax services	10,167
Legal	9,470
Printing	53,388
Insurance	4,365
Miscellaneous	7,915

Total expenses before reductions	1,901,443
Expense reductions	(25,430)	1,876,013

Net Investment Income		1,838,971

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		10,311,994
Unrealized appreciation (depreciation) on:
Investments—net		(21,912,085)

Net gain (loss)		(11,600,091)

Net Increase (Decrease) in Net Assets From Operations		$(9,761,120)

(a)	Net of foreign taxes of $105,012.

See accompanying notes to financial statements.

MSF-115

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,838,971	$2,954,303
Net realized gain	10,311,994	24,263,612
Unrealized appreciation (depreciation)	(21,912,085)	23,824,721

Increase (decrease) in net assets from operations	(9,761,120)	51,042,636

From Distributions to Shareholders
Net investment income
Class A	(112,272)	(4,475,104)
Class B	0	(466,474)

Total distributions	(112,272)	(4,941,578)

Increase (decrease) in net assets from capital share transactions	(22,362,643)	97,990,337

Total increase (decrease) in net assets	(32,236,035)	144,091,395

Net Assets
Beginning of the period	524,378,365	380,286,970

End of the period	$492,142,330	$524,378,365

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,809,681	$82,982

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	371,785	$4,198,153	1,218,348	$13,152,515
Shares issued through acquisition	0	0	9,612,487	97,837,967
Reinvestments	10,215	112,272	403,072	4,475,104
Redemptions	(3,127,415)	(35,513,091)	(4,669,341)	(51,561,002)

Net increase (decrease)	(2,745,415)	$(31,202,666)	6,564,566	$63,904,584

Class B
Sales	1,291,934	$14,613,253	2,953,353	$32,254,619
Shares issued through acquisition	0	0	941,307	8,812,008
Reinvestments	0	0	42,116	466,474
Redemptions	(510,238)	(5,773,230)	(686,519)	(7,447,348)

Net increase (decrease)	781,696	$8,840,023	3,250,257	$34,085,753

Increase (decrease) derived from capital share transactions	(1,963,719)	$(22,362,643)	9,814,823	$97,990,337

See accompanying notes to financial statements.

MSF-116

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002
			2004	2003
Net Asset Value, Beginning of Period	$11.66		$10.81	$7.90	$10.00

Income From Investment Operations
Net investment income	0.05		0.09	0.07	0.05
Net realized and unrealized gain (loss) on investments	(0.27)		0.91	2.89	(2.15)

Total from investment operations	(0.22)		1.00	2.96	(2.10)

Less Distributions
Distributions from net investment income	0.00		(0.15)	(0.05)	0.00

Total distributions	0.00		(0.15)	(0.05)	0.00

Net Asset Value, End of Period	$11.44		$11.66	$10.81	$7.90

Total Return (%)	(1.9	)(b)	9.3	37.7	(21.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(c)	0.75	0.76	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.72	(c)	0.74	0.74	0.60	(c)
Ratio of net investment income to average net assets (%)	0.78	(c)	0.77	0.65	0.88	(c)
Portfolio turnover rate (%)	25	(c)	45	27	30	(c)
Net assets, end of period (000)	$416,118		$455,938	$351,867	$309,078

	Class B
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002
			2004	2003
Net Asset Value, Beginning of Period	$11.63		$10.78	$7.89	$10.00

Income From Investment Operations
Net investment income	0.03		0.07	0.04	0.02
Net realized and unrealized gain (loss) on investments	(0.26)		0.90	2.90	(2.13)

Total from investment operations	(0.23)		0.97	2.94	(2.11)

Less Distributions
Distributions from net investment income	0.00		(0.12)	(0.05)	0.00

Total distributions	0.00		(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$11.40		$11.63	$10.78	$7.89

Total Return (%)	(2.0	)(b)	9.0	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(c)	1.00	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.97	(c)	0.99	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.52	(c)	0.56	0.39	0.63	(c)
Portfolio turnover rate (%)	25	(c)	45	27	30	(c)
Net assets, end of period (000)	$76,025		$68,440	$28,420	$9,157

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-117

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—97.3% of Total Net Assets

Shares		Value (Note 1)

	Air Freight & Logistics—0.7%
268,100	United Parcel Service, Inc. (Class B)	$18,541,796

	Automobiles—0.7%
402,100	Harley-Davidson, Inc.	19,944,160

	Beverages—2.1%
665,100	Diageo, Plc. (ADR) (c)	39,440,430
660,443	Heineken Holding NV, (EUR)	18,457,748

		57,898,178

	Capital Markets—1.0%
359,210	Morgan Stanley	18,847,749
189,100	State Street Corp.	9,124,075

		27,971,824

	Commercial Banks—8.2%
545,901	Fifth Third Bancorp. (c)	22,496,580
5,472,312	HSBC Holdings, Plc., (GBP)	87,269,025
648,600	Lloyds TSB Group, Plc. (ADR) (c)	22,084,830
1,469,400	Wells Fargo & Co.	90,485,652

		222,336,087

	Commercial Services & Supplies—2.6%
3,937,200	Cosco Pacific, Ltd., (HKD)	7,623,771
1,090,200	Iron Mountain, Inc. (b)	33,818,004
3,173,300	Rentokil Initial, Plc., (GBP)	9,040,453
333,800	The Dun & Bradstreet Corp. (b)	20,578,770

		71,060,998

	Communications Equipment—0.3%
459,000	Nokia Corp. (ADR)	7,637,760

	Computers & Peripherals—1.8%
631,800	Hewlett-Packard Co.	14,853,618
526,200	Lexmark International, Inc. (Class A) (b)	34,113,546

		48,967,164

	Construction Materials—1.9%
366,200	Martin Marietta Materials, Inc.	25,311,744
409,300	Vulcan Materials Co.	26,600,407

		51,912,151

	Consumer Finance—7.5%
3,250,900	American Express Co.	173,045,407
622,300	Providian Financial Corp. (b)	10,971,149
265,470	Takefuji Corp. (c), (JPY)	17,922,259

		201,938,815

	Containers & Packaging—2.2%
1,200,700	Sealed Air Corp. (b) (c)	59,782,853

	Diversified Consumer Services—1.8%
845,800	H&R Block, Inc. (c)	49,352,430

Shares		Value (Note 1)

	Diversified Financial Services—8.6%
1,786,673	Citigroup, Inc.	$82,597,893
2,931,308	JPMorgan Chase & Co.	103,533,798
834,400	Moody’s Corp.	37,514,624
240,600	Principal Financial Group, Inc.	10,081,140

		233,727,455

	Diversified Telecommunication Services—0.3%
25,300	NTL, Inc. (b)	1,731,026
299,400	Telewest Global, Inc. (b)	6,820,332

		8,551,358

	Energy Equipment & Services—0.8%
409,700	Transocean, Inc. (b)	22,111,509

	Food & Staples Retailing—3.8%
1,981,400	Costco Wholesale Corp. (c)	88,806,348
281,000	Wal-Mart Stores, Inc.	13,544,200

		102,350,548

	Food Products—1.1%
468,100	The Hershey Corp.	29,069,010

	Health Care Providers & Services—2.4%
469,100	Cardinal Health, Inc.	27,010,778
63,400	Caremark Rx, Inc. (b)	2,822,568
604,400	HCA, Inc.	34,251,348

		64,084,694

	Household Durables—0.2%
98,277	Hunter Douglas NV (c), (EUR)	4,896,713

	Industrial Conglomerates—4.0%
4,661,500	China Merchants Holdings International, (HKD)	9,040,465
3,422,689	Tyco International, Ltd.	99,942,519

		108,982,984

	Insurance—16.8%
2,197,007	American International Group, Inc.	127,646,107
807,700	Aon Corp.	20,224,808
1,043	Berkshire Hathaway, Inc. (Class A) (b)	87,090,500
1,256	Berkshire Hathaway, Inc. (Class B) (b) (c)	3,496,076
56,900	Everest Re Group, Ltd. (c)	5,291,700
640,700	Loews Corp.	49,654,250
7,500	Markel Corp. (b) (c)	2,542,500
777,300	Marsh & McLennan Cos., Inc.	21,531,210
139,300	Sun Life Financial, Inc.	4,694,410
158,400	The Chubb Corp.	13,560,624
864,000	The Progressive Corp. (c)	85,371,840
590,456	Transatlantic Holdings, Inc. (c)	32,959,254

		454,063,279

See accompanying notes to schedule of investments and financial statements.

MSF-118

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Internet & Catalog Retail—0.4%
441,800	IAC/InterActiveCorp. (b) (c)	$10,625,290

	Marine—0.1%
7,559	Kuehne & Nagel International AG, (CHF)	1,599,053

	Media—4.6%
2,492,655	Comcast Corp. (Special Class A) (b)	74,655,017
152,500	Gannett Co., Inc.	10,847,325
401,577	Lagardere S.C.A. (c), (EUR)	29,611,856
166,200	WPP Group, Plc. (ADR)	8,484,510

		123,598,708

	Oil, Gas & Consumable Fuels—9.8%
1,490,008	ConocoPhillips	85,660,560
1,363,616	Devon Energy Corp.	69,108,059
1,074,000	EOG Resources, Inc.	61,003,200
636,000	Occidental Petroleum Corp.	48,927,480

		264,699,299

	Personal Products—0.3%
177,500	Avon Products, Inc.	6,718,375

	Pharmaceuticals—1.3%
427,800	Eli Lilly & Co.	23,832,738
211,800	Novartis AG, (CHF)	10,050,442

		33,883,180

	Real Estate—1.7%
73,100	CenterPoint Properties Trust (REIT) (c)	3,092,130
1,008,178	General Growth Properties, Inc. (REIT)	41,426,034

		44,518,164

	Software—0.8%
828,600	Microsoft Corp.	20,582,424

	Specialty Retail—0.8%
234,000	AutoZone, Inc. (b) (c)	21,635,640

	Thrifts & Mortgage Finance—3.2%
1,362,700	Golden West Financial Corp. (c)	87,730,626

	Tobacco—5.1%
2,132,900	Altria Group, Inc.	137,913,314

	Wireless Telecommunication Services—0.4%
524,100	SK Telecom Co., Ltd. (ADR) (c)	10,691,640

	Total Common Stocks (Identified Cost $2,110,446,331)	2,629,377,479

Short Term Investments—3.2%
Face Amount		Value (Note 1)

	Commercial Paper—3.2%
$20,000,000	Altamira Funding, LLC 3.200%, 07/01/05	$20,000,000
25,000,000	San Paolo U.S. Financial, Inc. 3.230%, 07/05/05	24,991,028
41,056,000	UBS Finance, Inc. 3.350%, 07/01/05	41,056,000

		86,047,028

	Total Short Term Investments (Identified Cost $86,047,028)	86,047,028

	Total Investments—100.5% (Identified Cost $2,196,493,359) (a)	2,715,424,507
	Other assets less liabilities	(12,420,287)

	Total Net Assets—100%	$2,703,004,220

See accompanying notes to schedule of investments and financial statements.

MSF-119

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$2,715,424,507
Cash		586
Foreign cash at value (Identified cost $1,160,864)		1,156,291
Collateral for securities loaned		181,843,106
Receivable for:
Securities sold		2,374,082
Fund shares sold		2,818,064
Dividends and interest		4,102,992
Foreign taxes		10,395

Total Assets		2,907,730,023
Liabilities
Payable for:
Fund shares redeemed	$3,265,611
Securities purchased	17,354,110
Withholding taxes	107,148
Return of collateral for securities loaned	181,843,106
Accrued expenses:
Management fees	1,587,565
Service and distribution fees	154,919
Deferred directors fees	35,787
Other expenses	377,557

Total Liabilities		204,725,803

Net Assets		$2,703,004,220

Net assets consist of:
Capital paid in		$2,224,852,017
Undistributed net investment income		14,436,698
Accumulated net realized losses		(55,211,960)
Unrealized appreciation (depreciation) on investments and foreign currency		518,927,465

Net Assets		$2,703,004,220

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,516,010,016 divided by 53,114,279 shares outstanding)		$28.54

Class B
Net asset value and redemption price per share ($118,814,401 divided by 4,183,419 shares outstanding)		$28.40

Class E
Net asset value and redemption price per share ($1,068,179,803 divided by 37,575,422 shares outstanding)		$28.43

Identified cost of investments		$2,196,493,359

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$23,360,792	(a)
Interest		2,030,957	(b)

		25,391,749
Expenses
Management fees	$9,678,092
Service and distribution fees—Class B	104,670
Service and distribution fees—Class E	793,991
Directors’ fees and expenses	10,944
Custodian	205,700
Audit and tax services	10,167
Legal	50,088
Printing	296,185
Insurance	24,103
Miscellaneous	13,590

Total expenses before reductions	11,187,530
Expense reductions	(46,332)	11,141,198

Net Investment Income		14,250,551

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	62,975,484
Foreign currency transactions—net	7,477	62,982,961

Unrealized appreciation (depreciation) on:
Investments—net	(31,822,671)
Foreign currency transactions—net	1,068	(31,821,603)

Net gain (loss)		31,161,358

Net Increase (Decrease) in Net Assets From Operations		$45,411,909

(a)	Net of foreign taxes of $750,557.
(b)	Includes income on securities loaned of $131,489.

See accompanying notes to financial statements.

MSF-120

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$14,250,551	$18,706,761
Net realized gain (loss)	62,982,961	(11,181,329)
Unrealized appreciation (depreciation)	(31,821,603)	253,601,543

Increase (decrease) in net assets from operations	45,411,909	261,126,975

From Distributions to Shareholders
Net investment income
Class A	(12,161,501)	(5,085,804)
Class B	(488,729)	(4,793)
Class E	(5,843,078)	(5,090,726)

Total distributions	(18,493,308)	(10,181,323)

Increase (decrease) in net assets from capital share transactions	16,712,103	809,322,577

Total increase (decrease) in net assets	43,630,704	1,060,268,229

Net Assets
Beginning of the period	2,659,373,516	1,599,105,287

End of the period	$2,703,004,220	$2,659,373,516

Undistributed (Overdistributed) Net Investment Income
End of the period	$14,436,698	$18,679,455

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	15,930,323	$448,210,551	23,804,408	$650,651,338
Reinvestments	443,850	12,161,501	193,745	5,085,804
Redemptions	(13,352,296)	(371,583,558)	(7,321,122)	(191,979,808)

Net increase (decrease)	3,021,877	$88,788,494	16,677,031	$463,757,334

Class B
Sales	2,306,067	$64,656,207	2,052,930	$54,140,216
Reinvestments	17,922	488,729	183	4,793
Redemptions	(146,502)	(4,109,299)	(68,895)	(1,799,621)

Net increase (decrease)	2,177,487	$61,035,637	1,984,218	$52,345,388

Class E
Sales	3,722,156	$104,386,315	30,453,065	$784,767,765
Reinvestments	214,111	5,843,078	194,674	5,090,726
Redemptions	(8,692,704)	(243,341,421)	(18,265,685)	(496,638,636)

Net increase (decrease)	(4,756,437)	$(133,112,028)	12,382,054	$293,219,855

Increase (decrease) derived from capital share transactions	442,927	$16,712,103	31,043,303	$809,322,577

See accompanying notes to financial statements.

MSF-121

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year Ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$28.23		$25.27	$19.39	$23.39	$29.20	$26.67

Income From Investment Operations
Net investment income	0.13		0.15	0.21	0.17	0.12	0.16
Net realized and unrealized gain (loss) on investments	0.38		2.96	5.75	(3.98)	(3.07)	2.37

Total from investment operations	0.51		3.11	5.96	(3.81)	(2.95)	2.53

Less Distributions
Distributions from net investment income	(0.20)		(0.15)	(0.08)	(0.19)	(0.15)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(2.71)	0.00

Total distributions	(0.20)		(0.15)	(0.08)	(0.19)	(2.86)	0.00

Net Asset Value, End of Period	$28.54		$28.23	$25.27	$19.39	$23.39	$29.20

Total Return (%)	1.8	(b)	12.4	30.9	(16.4)	(11.1)	9.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.76	(c)	0.78	0.79	0.80	0.83	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	(c)	0.77	0.79	0.78	0.82	0.79
Ratio of net investment income to average net assets (%)	1.13	(c)	0.97	0.95	0.79	0.55	0.62
Portfolio turnover rate (%)	38	(c)	5	12	24	21	25
Net assets, end of period (000)	$1,516,010		$1,413,953	$844,547	$675,704	$878,630	$925,265

	Class B						Class E
	Six months ended June 30, 2005		Year Ended December 31,		July 30, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,			February 20, 2001(a) through December 31, 2001
			2004	2003					2004	2003	2002
Net Asset Value, Beginning of Period	$28.07		$25.18	$19.33	$19.64		$28.09		$25.18	$19.33	$23.35	$25.29

Income From Investment Operations
Net investment income	0.09		0.14	0.07	0.04		0.16		0.23	0.14	0.16	0.02
Net realized and unrealized gain (loss) on investments	0.39		2.86	5.85	(0.35)		0.34		2.82	5.78	(4.01)	(1.96)

Total from investment operations	0.48		3.00	5.92	(0.31)		0.50		3.05	5.92	(3.85)	(1.94)

Less Distributions
Distributions from net investment income	(0.15)		(0.11)	(0.07)	0.00		(0.16)		(0.14)	(0.07)	(0.17)	0.00

Total distributions	(0.15)		(0.11)	(0.07)	0.00		(0.16)		(0.14)	(0.07)	(0.17)	0.00

Net Asset Value, End of Period	$28.40		$28.07	$25.18	$19.33		$28.43		$28.09	$25.18	$19.33	$23.35

Total Return (%)	1.7	(b)	12.0	30.7	(1.6	)(b)	1.8	(b)	12.1	30.7	(16.6)	(7.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01	(c)	1.03	1.04	1.05	(c)	0.91	(c)	0.93	0.94	0.95	0.98	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	(c)	1.02	1.04	1.03	(c)	0.91	(c)	0.92	0.94	0.93	0.97	(c)
Ratio of net investment income to average net assets (%)	0.89	(c)	0.92	0.73	0.52	(c)	0.96	(c)	0.85	0.81	0.64	0.47	(c)
Portfolio turnover rate (%)	38	(c)	5	12	24		38	(c)	5	12	24	21
Net assets, end of period (000)	$118,814		$56,301	$547	$1		$1,068,180		$1,189,119	$754,011	$223,228	$42,132

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-122

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—99.9% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—4.8%
558,900	Honeywell International, Inc.	$20,472,507
13,500	Lockheed Martin Corp.	875,745
9,300	Precision Castparts Corp.	724,470
83,200	Raytheon Co.	3,254,784
30,900	The Boeing Co.	2,039,400

		27,366,906

	Air Freight & Logistics—0.2%
48,900	EGL, Inc. (b)	993,648

	Airlines—0.6%
32,400	Ace Aviation Holdings, Inc., (CAD)	1,053,390
49,500	AirTran Holdings, Inc. (b)	456,885
38,900	JetBlue Airways Corp. (b)	795,116
55,400	Northwest Airlines Corp. (Class A) (b)	252,624
52,400	Southwest Airlines Co.	729,932

		3,287,947

	Auto Components—0.4%
124,300	Delphi Corp.	577,995
53,400	Lear Corp.	1,942,692

		2,520,687

	Beverages—1.0%
112,700	Coca-Cola Enterprises, Inc.	2,480,527
13,100	PepsiCo, Inc.	706,483
55,900	The Coca-Cola Co.	2,333,825

		5,520,835

	Biotechnology—1.2%
17,100	Amgen, Inc. (b)	1,033,866
142,300	BioMarin Pharmaceutical, Inc. (b)	1,065,827
36,800	Cephalon, Inc. (b)	1,465,008
12,000	Genentech, Inc. (b)	963,360
78,300	MedImmune, Inc. (b)	2,092,176

		6,620,237

	Building Products—0.3%
52,100	Masco Corp.	1,654,696

	Capital Markets—2.9%
17,800	Lehman Brothers Holdings, Inc.	1,767,184
77,600	Merrill Lynch & Co., Inc.	4,268,776
106,800	Morgan Stanley	5,603,796
38,200	Nuveen Investments, Inc. (Class A)	1,437,084
17,000	State Street Corp.	820,250
11,800	The Bear Stearns Cos., Inc.	1,226,492
18,300	UBS AG	1,424,655

		16,548,237

	Chemicals—4.3%
9,900	Cytec Industries, Inc. (b)	394,020
166,600	E. I. du Pont de Nemours & Co.	7,165,466

Shares		Value (Note 1)

	Chemicals—(Continued)
65,900	Ferro Corp.	$1,308,774
19,800	Georgia Gulf Corp.	614,790
279,015	Lyondell Chemical Co.	7,371,576
44,000	Monsanto Co.	2,766,280
88,700	Mosaic Co. (b)	1,380,172
24,500	Praxair, Inc.	1,141,700
16,600	Rohm & Haas Co.	769,244
39,700	The Dow Chemical Co.	1,767,841

		24,679,863

	Commercial Banks—5.1%
56,300	Banco Bradesco S.A. (ADR)	1,992,457
325,054	Bank of America Corp.	14,825,713
167,810	Korea Exchange Bank, (KRW)	1,465,262
84,000	UCBH Holdings, Inc.	1,364,160
45,288	W Holding Co., Inc.	462,843
124,574	Wachovia Corp.	6,178,871
40,800	Wells Fargo & Co.	2,512,464

		28,801,770

	Commercial Services & Supplies—0.4%
89,500	Robert Half International, Inc.	2,234,815

	Communications Equipment—1.4%
79,700	Avaya, Inc. (b)	663,104
69,500	Comverse Technology, Inc. (b)	1,643,675
67,500	Juniper Networks, Inc. (b)	1,699,650
56,500	Motorola, Inc.	1,031,690
165,300	Nokia Corp. (ADR)	2,750,592

		7,788,711

	Computers & Peripherals—1.5%
13,300	Dell, Inc. (b)	525,483
95,800	EMC Corp. (b)	1,313,418
182,600	Hewlett-Packard Co.	4,292,926
10,000	International Business Machines Corp.	742,000
144,800	Maxtor Corp. (b)	752,960
81,100	Western Digital Corp. (b)	1,088,362

		8,715,149

	Construction & Engineering—1.3%
76,400	Chicago Bridge & Iron Co., NV	1,746,504
58,500	Fluor Corp.	3,369,015
29,400	Foster Wheeler, Ltd. (b)	578,004
34,100	Jacobs Engineering Group, Inc. (b)	1,918,466

		7,611,989

	Construction Materials—0.1%
9,800	Martin Marietta Materials, Inc.	677,376

	Consumer Finance—0.2%
14,600	Capital One Financial Corp.	1,168,146

	Containers & Packaging—1.2%
32,200	Crown Holdings, Inc. (b)	458,206

See accompanying notes to schedule of investments and financial statements.

MSF-123

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Containers & Packaging—(Continued)
98,900	Owens-Illinois, Inc. (b)	$2,477,445
62,800	Packaging Corp. of America	1,321,940
233,654	Smurfit-Stone Container Corp. (b)	2,376,261

		6,633,852

	Distributors—0.3%
51,200	WESCO International, Inc. (b)	1,606,656

	Diversified Consumer Services—0.3%
7,700	Apollo Group, Inc. (Class A) (b)	602,294
153,300	Service Corp. International	1,229,466

		1,831,760

	Diversified Financial Services—2.8%
157,866	Citigroup, Inc.	7,298,145
62,100	Doral Financial Corp.	1,027,134
216,228	JPMorgan Chase & Co.	7,637,173

		15,962,452

	Diversified Telecommunication Services—3.1%
13,100	ALLTEL Corp.	815,868
98,900	MasTec, Inc. (b)	870,320
3,900	NeuStar, Inc. (Class A) (b)	99,840
421,700	SBC Communications, Inc.	10,015,375
102,800	Telewest Global, Inc. (b)	2,341,784
107,600	Verizon Communications, Inc.	3,717,580

		17,860,767

	Electric Utilities—1.3%
32,000	Entergy Corp.	2,417,600
67,100	PG&E Corp.	2,518,934
33,100	PPL Corp.	1,965,478
21,400	The Southern Co.	741,938

		7,643,950

	Electrical Equipment—0.2%
79,000	ABB, Ltd. (ADR) (b)	511,130
9,900	Cooper Industries, Ltd. (Class A)	632,610

		1,143,740

	Electronic Equipment & Instruments—1.4%
152,000	Agilent Technologies, Inc. (b)	3,499,040
31,300	Amphenol Corp. (Class A)	1,257,321
3,040	Samsung Electronics Co., Ltd., (KRW)	1,441,723
150,500	Symbol Technologies, Inc.	1,485,435

		7,683,519

	Energy Equipment & Services—6.9%
13,600	Baker Hughes, Inc.	695,776
52,700	BJ Services Co.	2,765,696
116,500	CMS Energy Corp. (b)	1,754,490
34,800	ENSCO International, Inc.	1,244,100
65,000	FMC Technologies, Inc. (b)	2,078,050

Shares		Value (Note 1)

	Energy Equipment & Services—(Continued)
65,300	GlobalSantaFe Corp.	$2,664,240
143,700	Halliburton Co.	6,871,734
44,000	Hornbeck Offshore Services, Inc.	1,191,960
103,123	National-Oilwell Varco, Inc. (b)	4,902,467
106,400	Pride International, Inc. (b)	2,734,480
52,800	Schlumberger, Ltd.	4,009,632
30,300	Smith International, Inc. (b)	1,930,110
60,700	Transocean, Inc. (b)	3,275,979
52,200	Weatherford International, Ltd. (b)	3,026,556

		39,145,270

	Food & Staples Retailing—1.3%
58,700	Rite Aid Corp. (b)	245,366
102,900	Safeway, Inc. (b)	2,324,511
53,100	The Kroger Co. (b)	1,010,493
53,200	Wal-Mart Stores, Inc.	2,564,240
25,200	Walgreen Co.	1,158,948

		7,303,558

	Food Products—0.6%
35,950	Corn Products International, Inc.	854,172
5,242	Nestle S.A., (CHF)	1,338,402
63,000	Tyson Foods, Inc. (Class A)	1,121,400

		3,313,974

	Health Care Equipment & Supplies—4.4%
274,400	Baxter International, Inc.	10,180,240
20,200	Conmed Corp. (b)	621,554
19,800	Cooper Cos., Inc.	1,205,028
10,200	Dade Behring Holdings, Inc. (b)	663,102
104,200	Medtronic, Inc.	5,396,518
62,400	PerkinElmer, Inc.	1,179,360
32,700	Thermo Electron Corp. (b)	878,649
15,800	Varian, Inc. (b)	597,082
110,900	Waters Corp. (b)	4,122,153

		24,843,686

	Health Care Providers & Services—0.7%
16,200	McKesson Corp.	725,598
16,800	Sierra Health Services, Inc. (b)	1,200,528
37,600	UnitedHealth Group, Inc.	1,960,464

		3,886,590

	Hotels, Restaurants & Leisure—0.2%
39,000	McDonald’s Corp.	1,082,250

	Household Durables—1.6%
31,900	Centex Corp.	2,254,373
32,300	KB HOME	2,462,229
63,600	Sony Corp. (ADR)	2,190,384
19,100	Toll Brothers, Inc. (b)	1,939,605

		8,846,591

See accompanying notes to schedule of investments and financial statements.

MSF-124

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Household Products—0.8%
88,900	Colgate-Palmolive Co.	$4,436,999

	IT Services—0.7%
32,900	Affiliated Computer Services, Inc. (Class A) (b)	1,681,190
37,000	Anteon International Corp. (b)	1,687,940
43,100	Ceridian Corp. (b)	839,588

		4,208,718

	Industrial Conglomerates—6.4%
15,000	3M Co.	1,084,500
690,100	General Electric Co.	23,911,965
78,500	Hexcel Corp. (b)	1,328,220
343,500	Tyco International, Ltd.	10,030,200

		36,354,885

	Insurance—6.9%
79,100	ACE, Ltd.	3,547,635
8,400	Ambac Financial Group, Inc.	585,984
387,400	American International Group, Inc.	22,507,940
44,700	Hilb, Rogal & Hamilton Co.	1,537,680
51,000	PartnerRe, Ltd.	3,285,420
30,600	Scottish Re Group, Ltd.	741,744
4,600	The Chubb Corp.	393,806
48,700	The Hartford Financial Services Group, Inc.	3,641,786
78,150	W.R. Berkley Corp.	2,788,392

		39,030,387

	Internet & Catalog Retail—0.7%
87,700	eBay, Inc. (b)	2,894,977
45,000	IAC/InterActiveCorp. (b)	1,082,250

		3,977,227

	Internet Software & Services—1.3%
48,200	Akamai Technologies, Inc. (b)	632,866
988,000	Covad Communications Group, Inc. (b)	1,383,200
10,900	Google, Inc. (Class A) (b)	3,206,235
62,300	Yahoo!, Inc. (b)	2,158,695

		7,380,996

	Leisure Equipment & Products—1.0%
204,500	Eastman Kodak Co.	5,490,825

	Machinery—0.4%
25,100	ITT Industries, Inc.	2,450,513

	Media—3.6%
49,000	Clear Channel Communications, Inc.	1,515,570
35,800	EchoStar Communications Corp. (Class A) (b)	1,079,370
15,000	Grupo Televisa S.A. (ADR) (b)	931,350
78,200	Lamar Advertising Co. (Class A) (b)	3,344,614
33,322	News Corp. (Class A)	539,150
11,000	Omnicom Group, Inc.	878,460
135,900	The Walt Disney Co.	3,421,962
164,000	Time Warner, Inc. (b)	2,740,440

Shares		Value (Note 1)

	Media—(Continued)
177,000	Univision Communications, Inc. (Class A) (b)	$4,876,350
40,033	Viacom, Inc. (Class B)	1,281,857

		20,609,123

	Metals & Mining—0.7%
82,100	Alcoa, Inc.	2,145,273
17,000	Freeport-McMoRan Copper & Gold, Inc. (Class B)	636,480
31,400	Newmont Mining Corp.	1,225,542

		4,007,295

	Multi-Utilities—0.2%
9,200	Public Service Enterprise Group, Inc.	559,544
37,500	The AES Corp. (b)	614,250

		1,173,794

	Multiline Retail—1.0%
66,600	99 Cents Only Stores (b)	846,486
17,700	Federated Department Stores, Inc.	1,297,056
21,600	J.C. Penney Co., Inc.	1,135,728
26,700	Kohl’s Corp. (b)	1,492,797
10,800	Nordstrom, Inc.	734,076

		5,506,143

	Office Electronics—0.1%
48,800	Xerox Corp. (b)	672,952

	Oil, Gas & Consumable Fuels—9.0%
30,100	Apache Corp.	1,944,460
8,500	Ashland, Inc. (b)	610,895
55,700	Burlington Resources, Inc.	3,076,868
119,500	Chevron Corp.	6,682,440
38,944	ConocoPhillips	2,238,891
123,800	El Paso Corp.	1,426,176
26,300	Encore Aquisition Co. (b)	1,078,300
361,400	Exxon Mobil Corp.	20,769,658
34,000	Occidental Petroleum Corp.	2,615,620
39,100	OMI Corp.	743,291
71,200	Quicksilver Resources, Inc. (b)	4,551,816
10,600	Shell Transport & Trading Co., Plc. (ADR)	615,436
55,800	Valero Energy Corp.	4,414,338

		50,768,189

	Personal Products—0.4%
39,900	The Gillette Co.	2,020,137

	Pharmaceuticals—3.5%
17,600	Allergan, Inc.	1,500,224
12,200	Connetics Corp. (b)	215,208
17,400	Eli Lilly & Co.	969,354
30,600	Merck & Co., Inc.	942,480
218,700	Pfizer, Inc.	6,031,746
310,000	Schering-Plough Corp.	5,908,600
96,900	Wyeth	4,312,050

		19,879,662

See accompanying notes to schedule of investments and financial statements.

MSF-125

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Real Estate—0.9%
41,300	Apartment Investment & Management Co. (REIT) (Class A)	$1,689,996
14,400	Equity Lifestyle Properties, Inc. (REIT)	572,544
48,900	General Growth Properties, Inc. (REIT)	2,009,301
21,300	iStar Financial, Inc. (REIT)	885,867
2,000	KKR Financial Corp. (REIT)	50,000

		5,207,708

	Road & Rail—0.4%
80,800	Norfolk Southern Corp.	2,501,568

	Semiconductor & Semiconductor Equipment—1.9%
41,800	Analog Devices, Inc.	1,559,558
19,800	ATI Technologies, Inc. (b)	234,630
44,100	Cabot Microelectronics Corp. (b)	1,278,459
105,200	Freescale Semiconductor, Inc. (b)	2,210,252
148,600	Intel Corp.	3,872,516
30,600	Maxim Integrated Products, Inc.	1,169,226
48,700	PMC-Sierra, Inc. (b)	454,371

		10,779,012

	Software—2.5%
91,000	BEA Systems, Inc. (b)	798,980
25,700	Electronic Arts, Inc. (b)	1,454,877
248,300	Microsoft Corp.	6,167,772
20,100	NAVTEQ (b)	747,318
45,300	Oracle Corp. (b)	597,960
67,500	Siebel Systems, Inc. (b)	600,750
92,900	Symantec Corp. (b)	2,019,646
66,300	TIBCO Software, Inc. (b)	433,602
89,700	TradeStation Group, Inc.	769,626
58,600	Ulticom, Inc. (b)	621,746

		14,212,277

Shares		Value (Note 1)

	Specialty Retail—0.2%
22,400	The Home Depot, Inc.	$871,360

	Thrifts & Mortgage Finance—2.1%
37,400	Federal Home Loan Mortgage Corp.	2,439,602
95,600	Federal National Mortgage Association	5,583,040
14,600	Golden West Financial Corp.	939,948
54,900	Hudson City Bancorp, Inc.	626,409
93,300	Sovereign Bancorp, Inc.	2,084,322

		11,673,321

	Tobacco—1.4%
123,500	Altria Group, Inc.	7,985,510

	Wireless Telecommunication Services—1.8%
78,400	American Tower Corp. (Class A) (b)	1,647,968
23,800	Leap Wireless International, Inc. (b)	660,450
164,100	Nextel Communications, Inc. (Class A) (b)	5,302,071
111,100	Nextel Partners, Inc. (Class A) (b)	2,796,387

		10,406,876

	Total Common Stocks (Identified Cost $518,426,473)	566,585,104

	Total Investments—99.9% (Identified Cost $518,426,473) (a)	566,585,104
	Other assets less liabilities	341,481

	Total Net Assets—100%	$566,926,585

See accompanying notes to schedule of investments and financial statements.

MSF-126

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$566,585,104
Cash		734,704
Foreign cash at value
(Identified cost $24 )		24
Receivable for:
Securities sold		6,946,818
Fund shares sold		259,724
Dividends and interest		708,069
Foreign taxes		504

Total Assets		575,234,947
Liabilities
Payable for:
Fund shares redeemed	$696,504
Securities purchased	7,147,543
Withholding taxes	2,671
Accrued expenses:
Management fees	311,598
Service and distribution fees	8,184
Deferred directors fees	21,995
Other expenses	119,867

Total Liabilities		8,308,362

Net Assets		$566,926,585

Net assets consist of:
Capital paid in		$561,782,737
Undistributed net investment income		2,957,481
Accumulated net realized losses		(45,972,264)
Unrealized appreciation (depreciation) on investments and foreign currency		48,158,631

Net Assets		$566,926,585

Computation of offering price:
Class A
Net asset value and redemption price per share ($511,957,882 divided by 2,906,747 shares outstanding)		$176.13

Class B
Net asset value and redemption price per share ($15,202,372 divided by 86,573 shares outstanding)		$175.60

Class E
Net asset value and redemption price per share ($39,766,331 divided by 226,406 shares outstanding)		$175.64

Identified cost of investments		$518,426,473

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$4,694,490	(a)
Interest		2,552

		4,697,042
Expenses
Management fees	$1,891,101
Service and distribution fees—Class B	12,783
Service and distribution fees—Class E	28,308
Directors’ fees and expenses	10,525
Custodian	84,744
Audit and tax services	10,167
Legal	10,603
Printing	76,686
Insurance	6,289
Miscellaneous	4,813

Total expenses before reductions	2,136,019
Expense reductions	(110,430)	2,025,589

Net Investment Income		2,671,453

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	29,836,168
Foreign currency transactions—net	(3,018)	29,833,150

Unrealized appreciation (depreciation) on:
Investments—net		(27,278,773)

Net gain (loss)		2,554,377

Net Increase (Decrease) in Net Assets From Operations		$5,225,830

(a)	Net of foreign taxes of $25,923.

See accompanying notes to financial statements.

MSF-127

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$2,671,453	$6,918,009
Net realized gain	29,833,150	62,218,808
Unrealized appreciation (depreciation)	(27,278,773)	3,653,711

Increase (decrease) in net assets from operations	5,225,830	72,790,528

From Distributions to Shareholders
Net investment income
Class A	(6,047,937)	(7,094,897)
Class B	(120,604)	(2,208)
Class E	(413,560)	(304,237)

Total distributions	(6,582,101)	(7,401,342)

Increase (decrease) in net assets from capital share transactions	(20,542,447)	(59,561,647)

Total increase (decrease) in net assets	(21,898,718)	5,827,539

Net Assets
Beginning of the period	588,825,303	582,997,764

End of the period	$566,926,585	$588,825,303

Undistributed (Overdistributed) Net Investment Income
End of the period	$2,957,481	$6,868,129

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	68,478	$12,024,064	186,967	$29,859,340
Reinvestments	35,587	6,047,937	44,729	7,094,897
Redemptions	(325,961)	(56,936,926)	(689,862)	(110,388,310)

Net increase (decrease)	(221,896)	$(38,864,925)	(458,166)	$(73,434,073)

Class B
Sales	66,752	$11,671,898	30,946	$5,052,632
Reinvestments	711	120,604	14	2,208
Redemptions	(11,082)	(1,942,115)	(1,582)	(265,616)

Net increase (decrease)	56,381	$9,850,387	29,378	$4,789,224

Class E
Sales	85,593	$14,939,703	84,388	$13,483,688
Reinvestments	2,439	413,560	1,923	304,237
Redemptions	(38,926)	(6,881,172)	(29,467)	(4,704,723)

Net increase (decrease)	49,106	$8,472,091	56,844	$9,083,202

Increase (decrease) derived from capital share transactions	(116,409)	$(20,542,447)	(371,944)	$(59,561,647)

See accompanying notes to financial statements.

MSF-128

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$176.54		$157.24	$124.89	$156.51	$183.39	$198.49

Income From Investment Operations
Net investment income	0.99		2.21	2.13	1.53	1.06	1.16
Net realized and unrealized gain (loss) on investments	0.65		19.15	31.23	(31.88)	(26.45)	(11.28)

Total from investment operations	1.64		21.36	33.36	(30.35)	(25.39)	(10.12)

Less Distributions
Distributions from net investment income	(2.05)		(2.06)	(1.01)	(1.27)	(1.49)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(4.98)

Total distributions	(2.05)		(2.06)	(1.01)	(1.27)	(1.49)	(4.98)

Net Asset Value, End of Period	$176.13		$176.54	$157.24	$124.89	$156.51	$183.39

Total Return (%)	1.0	(b)	13.7	26.9	(19.5)	(13.9)	(5.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(c)	0.74	0.74	0.72	0.78	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	(c)	0.72	—	0.71	0.74	0.70
Ratio of net investment income to average net assets (%)	0.95	(c)	1.23	1.49	1.30	0.60	0.61
Portfolio turnover rate (%)	101	(c)	161	53	142	154	138
Net assets, end of period (000)	$511,958		$552,323	$563,979	$491,124	$298,982	$388,127

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003					2004	2003	2002
Net Asset Value, Beginning of Period	$175.91		$156.72	$124.47	$125.90		$175.93		$156.83	$124.66	$156.28	$177.17

Income From Investment Operations
Net investment income	0.45		1.88	1.22	0.18		0.56		1.58	1.41	1.35	0.14
Net realized and unrealized gain (loss) on investments	1.01		19.12	31.95	(1.61)		0.95		19.48	31.68	(31.80)	(21.03)

Total from investment operations	1.46		21.00	33.17	(1.43)		1.51		21.06	33.09	(30.45)	(20.89)

Less Distributions
Distributions from net investment income	(1.77)		(1.81)	(0.92)	0.00		(1.80)		(1.96)	(0.92)	(1.17)	0.00

Total distributions	(1.77)		(1.81)	(0.92)	0.00		(1.80)		(1.96)	(0.92)	(1.17)	0.00

Net Asset Value, End of Period	$175.60		$175.91	$156.72	$124.47		$175.64		$175.93	$156.83	$124.66	$156.28

Total Return (%)	0.9	(b)	13.5	26.9	(1.1	)(b)	0.9	(b)	13.6	26.7	(19.6)	(11.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(c)	0.99	0.99	0.97	(c)	0.88	(c)	0.89	0.89	0.87	0.93	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	(c)	0.97	—	0.96	(c)	0.84	(c)	0.87	—	0.86	0.89	(c)
Ratio of net investment income to average net assets (%)	0.73	(c)	1.41	1.15	1.36	(c)	0.80	(c)	1.12	1.31	1.15	0.61	(c)
Portfolio turnover rate (%)	101	(c)	161	53	142		101	(c)	161	53	142	154
Net assets, end of period (000)	$15,202		$5,311	$128	$6		$39,766		$31,192	$18,891	$5,619	$1,527

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-129

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—92.2% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—3.2%
239,550	Honeywell International, Inc.	$8,774,716
232,600	Raytheon Co.	9,099,312

		17,874,028

	Automobiles—2.2%
249,300	Harley-Davidson, Inc.	12,365,280

	Beverages—4.8%
244,800	Anheuser-Busch Cos., Inc.	11,199,600
256,700	Coca-Cola Enterprises, Inc.	5,649,967
170,900	Diageo, Plc. (ADR)	10,134,370

		26,983,937

	Building Products—2.0%
357,900	Masco Corp.	11,366,904

	Capital Markets—1.1%
209,100	The Bank of New York Co., Inc.	6,017,898

	Commercial Banks—2.2%
414,800	U.S. Bancorp	12,112,160

	Commercial Services & Supplies—1.4%
269,300	Waste Management, Inc.	7,631,962

	Computers & Peripherals—2.8%
358,000	Hewlett-Packard Co.	8,416,580
1,887,100	Sun Microsystems, Inc. (b)	7,038,883

		15,455,463

	Diversified Consumer Services—2.3%
223,500	H&R Block, Inc.	13,041,225

	Diversified Financial Services—4.5%
293,700	Citigroup, Inc.	13,577,751
337,800	JPMorgan Chase & Co.	11,931,096

		25,508,847

	Food & Staples Retailing—2.2%
258,700	Wal-Mart Stores, Inc.	12,469,340

	Food Products—3.9%
194,200	General Mills, Inc.	9,086,618
181,250	H.J. Heinz Co.	6,419,875
208,600	Kraft Foods, Inc. (Class A)	6,635,566

		22,142,059

	Health Care Equipment & Supplies—2.2%
330,800	Baxter International, Inc.	12,272,680

	Hotels, Restaurants & Leisure—5.0%
514,700	McDonald’s Corp.	14,282,925
261,100	Yum! Brands, Inc.	13,598,088

		27,881,013

Shares		Value (Note 1)

	Household Durables—6.1%
139,600	Fortune Brands, Inc.	$12,396,480
116,600	Pulte Homes, Inc.	9,823,550
133,500	The Black & Decker Corp.	11,994,975

		34,215,005

	IT Services—3.1%
142,000	Automatic Data Processing, Inc.	5,959,740
280,100	First Data Corp.	11,243,214

		17,202,954

	Insurance—1.7%
214,500	AFLAC, Inc.	9,283,560

	Leisure Equipment & Products—0.9%
285,900	Mattel, Inc.	5,231,970

	Media—18.0%
382,800	Comcast Corp. (Special Class A) (b)	11,464,860
284,900	EchoStar Communications Corp. (Class A)	8,589,735
136,100	Gannett Co., Inc.	9,680,793
65,100	Knight-Ridder, Inc.	3,993,234
1,291,000	Liberty Media Corp. (Class A) (b)	13,155,290
781,872	The DIRECTV Group, Inc. (b)	12,119,016
537,900	The Walt Disney Co.	13,544,322
822,100	Time Warner, Inc. (b)	13,737,291
459,400	Viacom, Inc. (Class B)	14,709,988

		100,994,529

	Multiline Retail—2.4%
236,700	Kohl’s Corp. (b)	13,233,897

	Office Electronics—1.2%
498,900	Xerox Corp. (b)	6,879,831

	Oil, Gas & Consumable Fuels—3.9%
188,800	Burlington Resources, Inc.	10,429,312
202,742	ConocoPhillips	11,655,638

		22,084,950

	Pharmaceuticals—3.6%
190,700	Abbott Laboratories	9,346,207
434,600	Bristol-Myers Squibb Co.	10,856,308

		20,202,515

	Semiconductor & Semiconductor Equipment—0.2%
50,000	Texas Instruments, Inc.	1,403,500

	Specialty Retail—5.7%
430,200	Limited Brands, Inc.	9,214,884
485,900	The Gap, Inc.	9,596,525
345,200	The Home Depot, Inc.	13,428,280

		32,239,689

See accompanying notes to schedule of investments and financial statements.

MSF-130

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Short Term Investments—7.7%

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—5.6%
162,450	Federal National Mortgage Association	$9,487,080
130,300	MGIC Investment Corp.	8,498,166
333,100	Washington Mutual, Inc.	13,553,839

		31,539,085

	Total Common Stocks (Identified Cost $436,959,340)	517,634,281

Face Amount		Value (Note 1)

	Repurchase Agreement—7.7%
$43,551,000	State Street Corp. Repurchase Agreement dated 06/30/05 at 0.900% to be repurchased at $43,552,089 on 07/01/05, collateralized by $44,915,000 U.S. Treasury Note 3.625% due 06/30/07 with a value of $44,858,856.	$43,551,000

	Total Short Term Investments (Identified Cost $43,551,000)	43,551,000

	Total Investments—99.9% (Identified Cost $480,510,340) (a)	561,185,281
	Other assets less liabilities	355,564

	Total Net Assets—100%	$561,540,845

See accompanying notes to schedule of investments and financial statements.

MSF-131

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$561,185,281
Cash		693
Receivable for:
Securities sold		673,235
Dividends and interest		630,008

Total Assets		562,489,217
Liabilities
Payable for:
Fund shares redeemed	$490,972
Accrued expenses:
Management fees	332,377
Service and distribution fees	33,401
Other expenses	91,622

Total Liabilities		948,372

Net Assets		$561,540,845

Net assets consist of:
Capital paid in		$486,878,267
Undistributed net investment income		1,675,309
Accumulated net realized losses		(7,687,672)
Unrealized appreciation (depreciation) on investments		80,674,941

Net Assets		$561,540,845

Computation of offering price:
Class A
Net asset value and redemption price per share ($338,749,645 divided by 26,110,938 shares outstanding)		$12.97

Class B
Net asset value and redemption price per share ($80,043,120 divided by 6,194,667 shares outstanding)		$12.92

Class E
Net asset value and redemption price per share ($142,748,080 divided by 11,037,671 shares outstanding)		$12.93

Identified cost of investments		$480,510,340

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$3,716,524 (a)
Interest		214,449

		3,930,973
Expenses
Management fees	$1,931,847
Service and distribution fees—Class B	74,563
Service and distribution fees—Class E	106,055
Directors’ fees and expenses	10,266
Custodian	54,704
Audit and tax services	9,386
Legal	11,388
Printing	60,702
Insurance	5,107
Miscellaneous	3,740

Total expenses before reductions	2,267,758
Expense reductions	(16,029)	2,251,729

Net Investment Income		1,679,244

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		6,792,737
Unrealized appreciation (depreciation) on:
Investments—net		(20,673,315)

Net gain (loss)		(13,880,578)

Net Increase (Decrease) in Net Assets From Operations		$(12,201,334)

(a)	Net of foreign taxes of $14,955.

See accompanying notes to financial statements.

MSF-132

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,679,244	$3,518,515
Net realized gain (loss)	6,792,737	(1,465,943)
Unrealized appreciation (depreciation)	(20,673,315)	49,455,358

Increase (decrease) in net assets from operations	(12,201,334)	51,507,930

From Distributions to Shareholders
Net investment income
Class A	(2,367,986)	(1,577,007)
Class B	(345,158)	(6,125)
Class E	(787,432)	(544,986)

Total distributions	(3,500,576)	(2,128,118)

Increase (decrease) in net assets from capital share transactions	45,098,175	85,702,821

Total increase (decrease) in net assets	29,396,265	135,082,633

Net Assets
Beginning of the period	532,144,580	397,061,947

End of the period	$561,540,845	$532,144,580

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,675,309	$3,496,641

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,722,821	$35,470,437	3,544,182	$44,023,180
Reinvestments	187,341	2,367,986	127,178	1,577,007
Redemptions	(2,352,668)	(30,642,513)	(2,726,496)	(33,600,633)

Net increase (decrease)	557,494	$7,195,910	944,864	$11,999,554

Class B
Sales	3,152,353	$40,898,764	3,282,128	$40,965,664
Reinvestments	27,415	345,158	496	6,125
Redemptions	(226,782)	(2,941,405)	(135,698)	(1,687,160)

Net increase (decrease)	2,952,986	$38,302,517	3,146,926	$39,284,629

Class E
Sales	881,801	$11,471,784	4,678,809	$57,458,393
Reinvestments	62,495	787,432	44,096	544,986
Redemptions	(973,744)	(12,659,468)	(1,908,422)	(23,584,741)

Net increase (decrease)	(29,448)	$(400,252)	2,814,483	$34,418,638

Increase (decrease) derived from capital share transactions	3,481,032	$45,098,175	6,906,273	$85,702,821

See accompanying notes to financial statements.

MSF-133

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$13.37		$12.06	$9.61	$11.56	$9.79	$8.93

Income From Investment Operations
Net investment income	0.04		0.10	0.07	0.06	0.08	0.13
Net realized and unrealized gain (loss) on investments	(0.35)		1.27	2.38	(1.66)	1.72	0.97

Total from investment operations	(0.31)		1.37	2.45	(1.60)	1.80	1.10

Less Distributions
Distributions from net investment income	(0.09)		(0.06)	0.00	(0.09)	(0.03)	(0.14)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.16)	0.00	(0.10)
Tax return of capital	0.00		0.00	0.00	(0.10)	0.00	0.00

Total distributions	(0.09)		(0.06)	0.00	(0.35)	(0.03)	(0.24)

Net Asset Value, End of Period	$12.97		$13.37	$12.06	$9.61	$11.56	$9.79

Total Return (%)	(2.3	)(b)	11.4	25.5	(14.2)	18.4	12.4
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	(c)	0.79	0.83	0.83	0.86	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)	0.78	0.81	0.82	0.84	0.85
Ratio of net investment income to average net assets (%)	0.70	(c)	0.80	0.70	0.68	0.98	1.74
Portfolio turnover rate (%)	10	(c)	16	13	30	33	82
Net assets, end of period (000)	$338,750		$341,632	$296,728	$228,544	$213,758	$53,575

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003					2004	2003	2002
Net Asset Value, Beginning of Period	$13.31		$12.01	$9.59	$9.96		$13.32		$12.02	$9.59	$11.55	$11.00

Income From Investment Operations
Net investment income	0.02		0.05	0.02	0.01		0.04		0.07	0.04	0.09	0.00
Net realized and unrealized gain (loss) on investments	(0.34)		1.29	2.40	(0.38)		(0.36)		1.28	2.39	(1.71)	0.55

Total from investment operations	(0.32)		1.34	2.42	(0.37)		(0.32)		1.35	2.43	(1.62)	0.55

Less Distributions
Distributions from net investment income	(0.07)		(0.04)	0.00	0.00		(0.07)		(0.05)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00		0.00		0.00	0.00	(0.16)	0.00
Tax return of capital	0.00		0.00	0.00	0.00		0.00		0.00	0.00	(0.10)	0.00

Total distributions	(0.07)		(0.04)	0.00	0.00		(0.07)		(0.05)	0.00	(0.34)	0.00

Net Asset Value, End of Period	$12.92		$13.31	$12.01	$9.59		$12.93		$13.32	$12.02	$9.59	$11.55

Total Return (%)	(2.4	)(b)	11.2	25.2	(3.7	)(b)	(2.4	)(b)	11.3	25.3	(14.3)	5.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	(c)	1.04	1.08	1.08	(c)	0.93	(c)	0.94	0.98	0.98	1.01	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	(c)	1.03	1.06	1.07	(c)	0.93	(c)	0.93	0.96	0.97	0.98	(c)
Ratio of net investment income to average net assets (%)	0.46	(c)	1.07	0.55	0.61	(c)	0.54	(c)	0.68	0.60	0.67	1.28	(c)
Portfolio turnover rate (%)	10	(c)	16	13	30		10	(c)	16	13	30	33
Net assets, end of period (000)	$80,043		$43,136	$1,138	$9		$142,748		$147,376	$99,196	$24,936	$185

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-134

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—98.4% of Total Net Assets

Shares		Value (Note 1)

	Beverages—1.3%
232,300	PepsiCo, Inc.	$12,527,939

	Biotechnology—6.4%
280,300	Amgen, Inc. (b)	16,946,938
389,400	Genentech, Inc. (b)	31,261,032
290,000	Gilead Sciences, Inc. (b)	12,757,100

		60,965,070

	Capital Markets—4.3%
50,800	Lehman Brothers Holdings, Inc.	5,043,424
219,700	Merrill Lynch & Co., Inc.	12,085,697
1,227,700	The Charles Schwab Corp.	13,848,456
99,400	The Goldman Sachs Group, Inc.	10,140,788

		41,118,365

	Communications Equipment—4.7%
813,700	Cisco Systems, Inc. (b)	15,549,807
506,600	QUALCOMM, Inc.	16,722,866
159,900	Research In Motion, Ltd. (b)	11,792,625

		44,065,298

	Computers & Peripherals—3.6%
392,600	Apple Computer, Inc. (b)	14,451,606
496,000	Dell, Inc. (b)	19,596,960

		34,048,566

	Consumer Finance—2.9%
515,400	American Express Co.	27,434,742

	Diversified Financial Services—1.3%
350,960	JPMorgan Chase & Co.	12,395,907

	Electronic Equipment & Instruments—1.1%
442,700	Agilent Technologies, Inc. (b)	10,190,954

	Energy Equipment & Services—3.0%
372,200	Schlumberger, Ltd.	28,264,868

	Food & Staples Retailing—2.2%
172,700	Whole Foods Market, Inc.	20,430,410

	Food Products—1.3%
317,300	Cadbury Schweppes Plc. (ADR)	12,162,109

	Health Care Equipment & Supplies—3.2%
155,100	Alcon, Inc.	16,960,185
297,500	St. Jude Medical, Inc. (b)	12,973,975

		29,934,160

	Health Care Providers & Services—6.8%
380,700	Caremark Rx, Inc. (b)	16,948,764
120,800	CIGNA Corp.	12,929,224
325,800	UnitedHealth Group, Inc.	16,987,212
248,200	WellPoint, Inc. (b)	17,284,648

		64,149,848

Shares		Value (Note 1)

	Hotels, Restaurants & Leisure—1.4%
258,500	Starbucks Corp. (b)	$13,354,110

	Household Products—1.5%
269,600	The Procter & Gamble Co.	14,221,400

	Industrial Conglomerates—3.3%
891,200	General Electric Co.	30,880,080

	Internet & Catalog Retail—1.7%
496,900	eBay, Inc. (b)	16,402,669

	Internet Software & Services—6.7%
124,400	Google, Inc. (Class A) (b)	36,592,260
785,400	Yahoo!, Inc. (b)	27,214,110

		63,806,370

	Multiline Retail—4.1%
196,800	Federated Department Stores, Inc.	14,421,504
443,100	Target Corp.	24,109,071

		38,530,575

	Oil, Gas & Consumable Fuels—0.9%
171,100	Suncor Energy, Inc.	8,096,452

	Personal Products—1.9%
227,800	The Estee Lauder Cos., Inc. (Class A)	8,913,814
182,400	The Gillette Co.	9,234,912

		18,148,726

	Pharmaceuticals—9.0%
279,200	Eli Lilly & Co.	15,554,232
59,900	Johnson & Johnson	3,893,500
374,200	Novartis AG (ADR)	17,752,048
542,800	Pfizer, Inc.	14,970,424
369,200	Roche Holding AG (ADR)	23,372,206
236,300	Sanofi-Aventis (ADR)	9,685,937

		85,228,347

	Semiconductor & Semiconductor Equipment—8.3%
716,600	Applied Materials, Inc.	11,594,588
910,400	Intel Corp.	23,725,024
421,800	Marvell Technology Group, Ltd. (b)	16,045,272
347,400	Maxim Integrated Products, Inc.	13,274,154
481,400	Texas Instruments, Inc.	13,512,898

		78,151,936

	Software—8.1%
614,100	Adobe Systems, Inc.	17,575,542
330,000	Electronic Arts, Inc. (b)	18,681,300
219,400	Mercury Interactive Corp. (b)	8,416,184
514,200	Microsoft Corp.	12,772,728
200,200	NAVTEQ (b)	7,443,436
270,200	SAP AG (ADR)	11,699,660

		76,588,850

See accompanying notes to schedule of investments and financial statements.

MSF-135

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Specialty Retail—5.1%
582,100	Chico’s FAS, Inc. (b)	$19,954,388
184,700	Lowe’s Cos., Inc.	10,753,234
312,500	PETsMART, Inc.	9,484,375
202,500	Williams-Sonoma, Inc. (b)	8,012,925

		48,204,922

	Textiles, Apparel & Luxury Goods—2.7%
417,800	Coach, Inc. (b)	14,025,546
135,900	NIKE, Inc. (Class B)	11,768,940

		25,794,486

	Wireless Telecommunication Services—1.6%
482,700	Nextel Communications, Inc. (Class A) (b)	15,596,037

	Total Common Stocks (Identified Cost $808,448,112)	930,693,196

See accompanying notes to schedule of investments and financial statements.

Short Term Investments—1.6%
Face Amount		Value (Note 1)

	Commercial Paper—1.6%
$15,293,000	General Electric Capital Corp. 3.250%, 07/01/05	$15,293,000

	Total Short Term Investments (Identified Cost $15,293,000)	15,293,000

	Total Investments—100.0% (Identified Cost $823,741,112) (a)	945,986,196
	Other assets less liabilities	(350,154)

	Total Net Assets—100%	$945,636,042

MSF-136

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$945,986,196
Cash		460
Collateral for securities loaned		40,335,013
Receivable for:
Securities sold		3,104,184
Fund shares sold		776,905
Dividends and interest		511,522
Foreign taxes		44,970

Total Assets		990,759,250
Liabilities
Payable for:
Fund shares redeemed	$456,315
Securities purchased	3,602,329
Withholding taxes	26,024
Return of collateral for securities loaned	40,335,013
Accrued expenses:
Management fees	499,452
Service and distribution fees	54,811
Deferred directors fees	3,849
Other expenses	145,415

Total Liabilities		45,123,208

Net Assets		$945,636,042

Net assets consist of:
Capital paid in		$843,862,408
Undistributed net investment income		305,840
Accumulated net realized losses		(20,777,290)
Unrealized appreciation (depreciation) on investments		122,245,084

Net Assets		$945,636,042

Computation of offering price:
Class A
Net asset value and redemption price per share ($678,258,972 divided by 62,207,145 shares outstanding)		$10.90

Class B
Net asset value and redemption price per share ($255,582,408 divided by 23,497,150 shares outstanding)		$10.88

Class E
Net asset value and redemption price per share ($11,794,662 divided by 1,082,419 shares outstanding)		$10.90

Identified cost of investments		$823,741,112

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$3,358,929	(a)
Interest		248,727	(b)

		3,607,656
Expenses
Management fees	$2,684,630
Service and distribution fees—Class B	318,129
Service and distribution fees—Class E	2,904
Directors’ fees and expenses	10,279
Custodian	65,290
Audit and tax services	10,167
Legal	14,289
Printing	106,390
Insurance	8,322
Miscellaneous	6,100

Total expenses before reductions	3,226,500
Expense reductions	(59,242)	3,167,258

Net Investment Income		440,398

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	29,850,124
Foreign currency transactions—net	(1,172)	29,848,952

Unrealized appreciation (depreciation) on:
Investments—net		(21,012,932)

Net gain (loss)		8,836,020

Net Increase (Decrease) in Net Assets From Operations		$9,276,418

(a)	Net of foreign taxes of $165,282.
(b)	Includes income on securities loaned of $61,940.

See accompanying notes to financial statements.

MSF-137

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$440,398	$2,499,879
Net realized gain	29,848,952	14,240,554
Unrealized appreciation (depreciation)	(21,012,932)	53,934,942

Increase (decrease) in net assets from operations	9,276,418	70,675,375

From Distributions to Shareholders
Net investment income
Class A	(2,574,179)	(336,147)
Class B	0	(34,259)

Total distributions	(2,574,179)	(370,406)

Increase (decrease) in net assets from capital share transactions	103,644,838	165,651,564

Total increase (decrease) in net assets	110,347,077	235,956,533

Net Assets
Beginning of the period	835,288,965	599,332,432

End of the period	$945,636,042	$835,288,965

Undistributed (Overdistributed) Net Investment Income
End of the period	$305,840	$2,439,621

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	13,583,388	$142,559,229	16,250,418	$172,828,292
Shares issued through acquisition	4,750,559	48,020,246	0	0
Reinvestments	253,864	2,574,179	32,795	336,147
Redemptions	(2,630,557)	(27,797,950)	(4,310,178)	(43,634,960)

Net increase (decrease)	15,957,254	$165,355,704	11,973,035	$129,529,479

Class B
Sales	2,342,757	$24,613,445	26,074,444	$260,495,604
Shares issued through acquisition	860,671	9,446,761	0	0
Reinvestments	0	0	3,355	34,259
Redemptions	(10,136,346)	(106,008,799)	(21,321,067)	(224,407,778)

Net increase (decrease)	(6,932,918)	$(71,948,593)	4,756,732	$36,122,085

Class E
Sales	86,044	$936,951	0	$0
Shares issued through acquisition	1,035,812	9,729,050	0	0
Redemptions	(39,437)	(428,274)	0	0

Net increase (decrease)	1,082,419	$10,237,727	0	$0

Increase (decrease) derived from capital share transactions	10,106,755	$103,644,838	16,729,767	$165,651,564

See accompanying notes to financial statements.

MSF-138

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31,2002
			2004	2003
Net Asset Value, Beginning of Period	$10.92		$10.01	$7.71	$10.00

Income From Investment Operations
Net investment income	0.00		0.03	0.02	0.02
Net realized and unrealized gain (loss) on investments	0.03		0.89	2.30	(2.31)

Total from investment operations	0.03		0.92	2.32	(2.29)

Less Distributions
Distributions from net investment income	(0.05)		(0.01)	(0.02)	0.00

Total distributions	(0.05)		(0.01)	(0.02)	0.00

Net Asset Value, End of Period	$10.90		$10.92	$10.01	$7.71

Total Return (%)	0.3	(b)	9.2	30.1	(22.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	(c)	0.71	0.73	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68	(c)	0.69	0.70	0.68	(c)
Ratio of net investment income to average net assets (%)	0.19	(c)	0.41	0.17	0.31	(c)
Portfolio turnover rate (%)	70	(c)	68	68	82
Net assets, end of period (000)	$678,259		$504,940	$343,253	$283,320

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002		April 27, 2005(a) through June 30, 2005
			2004	2003
Net Asset Value, Beginning of Period	$10.86		$9.97	$7.70	$10.00		$10.16

Income From Investment Operations
Net investment income	0.00		0.04	0.00	0.00		0.00
Net realized and unrealized gain (loss) on investments	0.02		0.85	2.28	(2.30)		0.74

Total from investment operations	0.02		0.89	2.28	(2.30)		0.74

Less Distributions
Distributions from net investment income	0.00		0.00	(0.01)	0.00		0.00

Total distributions	0.00		0.00	(0.01)	0.00		0.00

Net Asset Value, End of Period	$10.88		$10.86	$9.97	$7.70		$10.90

Total Return (%)	0.2	(b)	8.9	29.7	(23.0	)(b)	7.3	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	(c)	0.96	0.98	0.99	(c)	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	(c)	0.94	0.95	0.93	(c)	0.81	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.08	)(c)	0.29	(0.11)	0.06	(c)	0.11	(c)
Portfolio turnover rate (%)	70	(c)	68	68	82		70
Net assets, end of period (000)	$255,582		$330,349	$256,079	$57,259		$11,795

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-139

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—97.9% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.2%
86,730	General Dynamics Corp.	$9,500,404
52,176	Goodrich Corp.	2,137,129
369,223	Honeywell International, Inc.	13,524,638
51,366	L-3 Communications Holdings, Inc.	3,933,608
174,880	Lockheed Martin Corp.	11,344,466
155,422	Northrop Grumman Corp.	8,587,065
195,739	Raytheon Co.	7,657,310
77,115	Rockwell Collins, Inc.	3,676,843
357,665	The Boeing Co.	23,605,890
443,073	United Technologies Corp.	22,751,799

		106,719,152

	Air Freight & Logistics—0.9%
130,749	FedEx Corp.	10,591,976
27,846	Ryder System, Inc. (c)	1,019,164
482,147	United Parcel Service, Inc. (Class B)	33,345,287

		44,956,427

	Airlines—0.1%
62,175	Delta Air Lines, Inc. (b) (c)	233,778
319,289	Southwest Airlines Co.	4,447,696

		4,681,474

	Auto Components—0.2%
27,685	Cooper Tire & Rubber Co. (c)	514,110
65,036	Dana Corp.	976,190
242,904	Delphi Corp. (c)	1,129,504
83,121	Johnson Controls, Inc.	4,682,206
76,155	The Goodyear Tire & Rubber Co. (b) (c)	1,134,710
55,696	Visteon Corp. (c)	335,847

		8,772,567

	Automobiles—0.5%
796,573	Ford Motor Co. (c)	8,156,907
244,759	General Motors Corp. (c)	8,321,806
123,213	Harley-Davidson, Inc. (c)	6,111,365

		22,590,078

	Beverages—2.2%
336,041	Anheuser-Busch Cos., Inc.	15,373,876
39,014	Brown-Forman Corp. (Class B)	2,358,786
152,720	Coca-Cola Enterprises, Inc.	3,361,367
33,976	Molson Coors Brewing Co. (c)	2,106,512
724,811	PepsiCo, Inc.	39,089,057
979,644	The Coca-Cola Co.	40,900,137
84,824	The Pepsi Bottling Group, Inc.	2,426,815

		105,616,550

	Biotechnology—1.2%
535,628	Amgen, Inc. (b)	32,384,069
85,415	Applera Corp.—Applied Biosystems Group	1,680,113
149,168	Biogen Idec, Inc. (b)	5,138,838
64,100	Chiron Corp. (b)	2,236,449

Shares		Value (Note 1)

	Biotechnology—(Continued)
109,197	Genzyme Corp. (b) (c)	$6,561,648
195,561	Gilead Sciences, Inc. (b)	8,602,728
107,242	MedImmune, Inc. (b)	2,865,506

		59,469,351

	Building Products—0.2%
77,338	American Standard Cos., Inc. (b)	3,242,009
187,721	Masco Corp.	5,962,019

		9,204,028

	Capital Markets—2.7%
159,496	E*TRADE Financial Corp. (b)	2,231,349
41,059	Federated Investors, Inc. (Class B) (c)	1,232,181
85,772	Franklin Resources, Inc.	6,602,728
98,197	Janus Capital Group, Inc. (c)	1,476,883
119,721	Lehman Brothers Holdings, Inc.	11,885,901
183,178	Mellon Financial Corp.	5,255,377
409,183	Merrill Lynch & Co., Inc.	22,509,157
474,216	Morgan Stanley	24,882,113
88,010	Northern Trust Corp.	4,012,376
143,260	State Street Corp.	6,912,295
53,543	T. Rowe Price Group, Inc.	3,351,792
336,933	The Bank of New York Co., Inc.	9,696,932
49,202	The Bear Stearns Cos., Inc.	5,114,056
493,202	The Charles Schwab Corp. (c)	5,563,318
191,263	The Goldman Sachs Group, Inc.	19,512,651

		130,239,109

	Chemicals—1.6%
99,239	Air Products & Chemicals, Inc.	5,984,112
431,146	E. I. du Pont de Nemours & Co.	18,543,589
34,779	Eastman Chemical Co.	1,918,062
95,064	Ecolab, Inc.	3,076,271
52,210	Engelhard Corp.	1,490,595
22,534	Great Lakes Chemical Corp. (c)	709,145
48,889	Hercules, Inc. (b)	691,779
38,294	International Flavours & Fragrances, Inc.	1,387,009
116,077	Monsanto Co.	7,297,761
74,302	PPG Industries, Inc.	4,663,194
140,015	Praxair, Inc.	6,524,699
83,527	Rohm & Haas Co.	3,870,641
29,807	Sigma-Aldrich Corp. (c)	1,670,384
416,067	The Dow Chemical Co.	18,527,464

		76,354,705

	Commercial Banks—5.7%
152,776	AmSouth Bancorp.	3,972,176
1,740,687	Bank of America Corp.	79,392,734
236,482	BB&T Corp.	9,452,185
73,064	Comerica, Inc.	4,223,099
53,642	Compass Bancshares, Inc. (c)	2,413,890
225,823	Fifth Third Bancorp. (c)	9,306,166
53,729	First Horizon National Corp. (c)	2,267,364
100,545	Huntington Bancshares, Inc.	2,427,156

See accompanying notes to schedule of investments and financial statements.

MSF-140

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Banks—(Continued)
176,454	KeyCorp.	$5,849,450
42,314	M&T Bank Corp. (c)	4,449,740
92,164	Marshall & Ilsley Corp. (c)	4,096,690
257,205	National City Corp. (c)	8,775,835
206,721	North Fork Bancorp, Inc.	5,806,793
122,719	PNC Financial Services Group, Inc.	6,683,277
200,798	Regions Financial Corp.	6,803,036
147,071	SunTrust Banks, Inc.	10,624,409
134,657	Synovus Financial Corp. (c)	3,860,616
793,284	U.S. Bancorp	23,163,893
682,338	Wachovia Corp.	33,843,965
730,343	Wells Fargo & Co.	44,974,522
38,821	Zions Bancorp.	2,854,508

		275,241,504

	Commercial Services & Supplies—0.7%
117,231	Allied Waste Industries, Inc. (b) (c)	929,642
43,987	Avery Dennison Corp. (c)	2,329,552
455,156	Cendant Corp.	10,181,840
64,804	Cintas Corp.	2,501,434
56,189	Equifax, Inc. (c)	2,006,509
52,323	Monster Worldwide, Inc. (b) (c)	1,500,624
99,564	Pitney Bowes, Inc.	4,336,012
92,324	R.R. Donnelley & Sons Co.	3,186,101
69,026	Robert Half International, Inc. (c)	1,723,579
245,873	Waste Management, Inc.	6,968,041

		35,663,334

	Communications Equipment—2.5%
50,211	ADC Telecommunications, Inc. (c)	1,093,093
70,312	Andrew Corp. (b) (c)	897,181
206,482	Avaya, Inc. (b) (c)	1,717,930
249,543	CIENA Corp. (b) (c)	521,545
2,766,124	Cisco Systems, Inc. (b)	52,860,630
86,687	Comverse Technology, Inc. (b) (c)	2,050,148
627,289	Corning, Inc. (b)	10,425,543
626,807	JDS Uniphase Corp. (b) (c)	952,747
1,917,537	Lucent Technologies, Inc. (b) (c)	5,580,033
1,061,415	Motorola, Inc.	19,381,438
707,079	QUALCOMM, Inc.	23,340,678
65,960	Scientific-Atlanta, Inc.	2,194,489
194,032	Tellabs, Inc. (b)	1,688,078

		122,703,533

	Computers & Peripherals—3.4%
356,629	Apple Computer, Inc. (b)	13,127,513
1,047,935	Dell, Inc. (b)	41,403,912
1,040,009	EMC Corp. (b)	14,258,523
128,552	Gateway, Inc. (b) (c)	424,222
1,249,309	Hewlett-Packard Co.	29,371,255
698,306	International Business Machines Corp.	51,814,305
54,808	Lexmark International, Inc. (Class A) (b) (c)	3,553,203
80,854	NCR Corp. (b) (c)	2,839,592
158,480	Network Appliance, Inc. (b)	4,480,230

Shares		Value (Note 1)

	Computers & Peripherals—(Continued)
39,343	QLogic Corp. (b)	$1,214,518
1,474,252	Sun Microsystems, Inc. (b)	5,498,960

		167,986,233

	Construction & Engineering—0.0%
37,477	Fluor Corp.	2,158,300

	Construction Materials—0.1%
44,201	Vulcan Materials Co.	2,872,623

	Consumer Finance—1.3%
506,916	American Express Co.	26,983,139
109,124	Capital One Financial Corp.	8,731,011
548,691	MBNA Corp.	14,353,756
127,357	Providian Financial Corp. (b) (c)	2,245,304
181,591	SLM Corp.	9,224,823

		61,538,033

	Containers & Packaging—0.2%
47,682	Ball Corp.	1,714,645
46,382	Bemis Co., Inc. (c)	1,230,978
64,592	Pactiv Corp. (b)	1,393,895
36,231	Sealed Air Corp. (b)	1,803,942
53,881	Temple-Inland, Inc.	2,001,679

		8,145,139

	Distributors—0.1%
75,509	Genuine Parts Co.	3,102,665

	Diversified Consumer Services—0.2%
70,758	Apollo Group, Inc. (Class A) (b) (c)	5,534,691
71,529	H&R Block, Inc. (c)	4,173,717

		9,708,408

	Diversified Financial Services—3.5%
91,104	CIT Group, Inc.	3,914,739
2,251,697	Citigroup, Inc.	104,095,952
1,523,027	JPMorgan Chase & Co.	53,793,314
119,543	Moody’s Corp.	5,374,653
127,156	Principal Financial Group, Inc. (c)	5,327,836

		172,506,494

	Diversified Telecommunication Services—2.8%
141,566	ALLTEL Corp.	8,816,731
346,787	AT&T Corp.	6,602,824
792,533	BellSouth Corp.	21,057,602
56,826	CenturyTel, Inc. (c)	1,967,884
147,421	Citizens Communications Co.	1,981,338
723,769	Qwest Communications International, Inc. (b) (c)	2,685,183
1,429,712	SBC Communications, Inc.	33,955,660
640,486	Sprint Corp.	16,069,794
1,197,733	Verizon Communications, Inc.	41,381,675

		134,518,691

See accompanying notes to schedule of investments and financial statements.

MSF-141

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Electric Utilities—2.1%
70,352	Allegheny Energy, Inc. (b) (c)	$1,774,277
87,999	Ameren Corp. (c)	4,866,345
166,218	American Electric Power Co., Inc. (c)	6,128,458
125,738	CenterPoint Energy, Inc. (c)	1,660,999
85,844	Cinergy Corp.	3,847,528
105,225	Consolidated Edison, Inc. (c)	4,928,739
75,390	DTE Energy Co. (c)	3,525,990
141,023	Edison International (c)	5,718,483
91,761	Entergy Corp.	6,932,544
289,628	Exelon Corp. (c)	14,866,605
142,765	FirstEnergy Corp.	6,868,424
169,654	FPL Group, Inc.	7,135,647
160,188	PG&E Corp. (c)	6,013,458
42,570	Pinnacle West Capital Corp.	1,892,236
82,133	PPL Corp.	4,877,058
107,638	Progress Energy, Inc. (c)	4,869,543
89,588	TECO Energy, Inc. (c)	1,694,109
322,169	The Southern Co. (c)	11,169,599
174,112	Xcel Energy, Inc. (c)	3,398,666

		102,168,708

	Electrical Equipment—0.4%
78,489	American Power Conversion Corp.	1,851,555
40,189	Cooper Industries, Ltd. (Class A)	2,568,077
180,363	Emerson Electric Co.	11,296,135
75,645	Rockwell Automation, Inc.	3,684,668

		19,400,435

	Electronic Equipment & Instruments—0.3%
187,156	Agilent Technologies, Inc. (b)	4,308,331
79,688	Jabil Circuit, Inc. (b)	2,448,812
72,733	Molex, Inc. (c)	1,893,967
227,480	Sanmina-SCI Corp. (b) (c)	1,244,316
420,807	Solectron Corp. (b) (c)	1,594,859
105,081	Symbol Technologies, Inc. (c)	1,037,150
38,309	Tektronix, Inc.	891,450

		13,418,885

	Energy Equipment & Services—1.3%
146,645	Baker Hughes, Inc.	7,502,358
70,083	BJ Services Co.	3,677,956
94,696	CMS Energy Corp. (b) (c)	1,426,122
218,905	Halliburton Co.	10,468,037
64,382	Nabors Industries, Ltd. (b)	3,902,837
74,472	National-Oilwell Varco, Inc. (b)	3,540,399
58,801	Noble Corp. (b) (c)	3,616,850
46,865	Rowan Cos., Inc. (b) (c)	1,392,359
255,017	Schlumberger, Ltd.	19,365,991
141,150	Transocean, Inc. (b)	7,617,865

		62,510,774

	Food & Staples Retailing—2.8%
159,428	Albertson’s, Inc. (c)	3,296,971
206,750	Costco Wholesale Corp. (c)	9,266,535

Shares		Value (Note 1)

	Food & Staples Retailing—(Continued)
350,622	CVS Corp.	$10,192,581
193,997	Safeway, Inc. (b)	4,382,392
58,903	Supervalu, Inc.	1,920,827
274,005	Sysco Corp. (c)	9,916,241
315,439	The Kroger Co. (b)	6,002,804
1,448,109	Wal-Mart Stores, Inc.	69,798,854
442,531	Walgreen Co. (c)	20,352,001

		135,129,206

	Food Products—1.1%
269,986	Archer-Daniels-Midland Co.	5,772,301
140,540	Campbell Soup Co.	4,324,416
224,164	ConAgra Foods, Inc.	5,191,638
160,019	General Mills, Inc.	7,487,289
151,519	H.J. Heinz Co.	5,366,803
151,331	Kellogg Co.	6,725,150
58,526	McCormick & Co., Inc.	1,912,630
340,770	Sara Lee Corp.	6,750,654
94,114	The Hershey Co.	5,844,479
84,759	Wm. Wrigley Jr., Co.	5,834,809

		55,210,169

	Gas Utilities—0.2%
74,857	KeySpan Corp. (c)	3,046,680
19,104	Nicor, Inc. (c)	786,512
117,665	NiSource, Inc.	2,909,855
16,456	Peoples Energy Corp. (c)	715,178

		7,458,225

	Health Care Equipment & Supplies—2.1%
23,176	Bausch & Lomb, Inc. (c)	1,923,608
268,675	Baxter International, Inc.	9,967,843
109,299	Becton, Dickinson & Co.	5,734,919
109,016	Biomet, Inc.	3,776,314
324,556	Boston Scientific Corp. (b)	8,763,012
45,497	C.R. Bard, Inc.	3,026,005
51,991	Fisher Scientific International, Inc. (b)	3,374,216
140,671	Guidant Corp.	9,467,158
68,424	Hospira, Inc. (b)	2,668,536
523,526	Medtronic, Inc.	27,113,412
21,619	Millipore Corp. (b) (c)	1,226,446
56,119	PerkinElmer, Inc.	1,060,649
156,820	St. Jude Medical, Inc. (b)	6,838,920
162,275	Stryker Corp.	7,717,799
69,770	Thermo Electron Corp. (b) (c)	1,874,720
50,814	Waters Corp. (b) (c)	1,888,756
106,894	Zimmer Holdings, Inc. (b)	8,142,116

		104,564,429

	Health Care Providers & Services—2.7%
125,716	Aetna, Inc.	10,411,799
45,623	AmerisourceBergen Corp. (c)	3,154,830
185,367	Cardinal Health, Inc. (c)	10,673,432
196,347	Caremark Rx, Inc. (b)	8,741,368

See accompanying notes to schedule of investments and financial statements.

MSF-142

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
56,653	CIGNA Corp.	$6,063,571
64,216	Express Scripts, Inc. (b) (c)	3,209,516
181,406	HCA, Inc.	10,280,278
106,714	Health Management Associates, Inc. (Class A) (c)	2,793,772
70,050	Humana, Inc. (b)	2,783,787
98,077	IMS Health, Inc. (c)	2,429,367
58,266	Laboratory Corp. of America Holdings (b)	2,907,473
37,393	Manor Care, Inc.	1,485,624
127,773	McKesson Corp.	5,722,953
119,960	Medco Health Solutions, Inc. (b) (c)	6,401,066
78,822	Quest Diagnostics, Inc. (c)	4,198,848
202,812	Tenet Healthcare Corp. (b)	2,482,419
548,042	UnitedHealth Group, Inc.	28,574,910
265,165	WellPoint, Inc. (b)	18,466,091

		130,781,104

	Hotels, Restaurants & Leisure—1.5%
228,093	Carnival Corp. (c)	12,442,473
63,064	Darden Restaurants, Inc.	2,079,851
78,616	Harrah’s Entertainment, Inc.	5,665,855
165,282	Hilton Hotels Corp.	3,941,976
148,797	International Game Technology (c)	4,188,636
85,910	Marriott International, Inc. (Class A)	5,860,780
548,612	McDonald’s Corp.	15,223,983
168,715	Starbucks Corp. (b)	8,715,817
93,544	Starwood Hotels & Resorts Worldwide, Inc. (Class B)	5,478,872
49,750	Wendy’s International, Inc.	2,370,587
125,413	Yum! Brands, Inc.	6,531,509

		72,500,339

	Household Durables—0.6%
55,371	Centex Corp. (c)	3,913,069
62,955	Fortune Brands, Inc.	5,590,404
36,058	KB HOME (c)	2,748,701
82,079	Leggett & Platt, Inc.	2,181,660
34,496	Maytag Corp. (c)	540,207
119,160	Newell Rubbermaid, Inc. (c)	2,840,774
51,355	Pulte Homes, Inc. (c)	4,326,659
25,015	Snap-On, Inc. (c)	858,015
34,636	The Black & Decker Corp.	3,112,045
32,610	The Stanley Works (c)	1,485,059
28,955	Whirlpool Corp. (c)	2,030,035

		29,626,628

	Household Products—1.7%
226,451	Colgate-Palmolive Co.	11,302,169
207,077	Kimberly-Clark Corp.	12,960,950
66,722	The Clorox Co.	3,717,750
1,071,080	The Procter & Gamble Co.	56,499,470

		84,480,339

Shares		Value (Note 1)

	IT Services—1.0%
54,736	Affiliated Computer Services, Inc. (Class A) (b) (c)	$2,797,010
252,493	Automatic Data Processing, Inc.	10,597,131
79,684	Computer Sciences Corp. (b) (c)	3,482,191
61,560	Convergys Corp. (b)	875,383
224,589	Electronic Data Systems Corp. (c)	4,323,338
337,024	First Data Corp.	13,528,143
82,797	Fiserv, Inc. (b)	3,556,131
153,982	Paychex, Inc. (c)	5,010,574
56,750	Sabre Holdings Corp. (Class A)	1,132,163
125,629	SunGard Data Systems, Inc. (b) (c)	4,418,372
146,662	Unisys Corp. (b)	928,371

		50,648,807

	Independent Power Producers & Energy Traders—0.5%
76,841	Constellation Energy Group, Inc.	4,432,957
401,116	Duke Energy Co. (c)	11,925,179
103,742	TXU Corp.	8,619,923

		24,978,059

	Industrial Conglomerates—4.4%
333,099	3M Co.	24,083,058
4,590,640	General Electric Co.	159,065,676
58,414	Textron, Inc.	4,430,702
874,133	Tyco International, Ltd.	25,524,683

		213,104,119

	Insurance—4.3%
124,424	ACE, Ltd.	5,580,416
217,153	AFLAC, Inc.	9,398,382
46,873	Ambac Financial Group, Inc.	3,269,861
1,123,173	American International Group, Inc.	65,256,351
137,562	Aon Corp. (c)	3,444,553
72,137	Cincinnati Financial Corp. (c)	2,853,740
58,839	Jefferson-Pilot Corp.	2,966,662
75,184	Lincoln National Corp. (c)	3,527,633
69,104	Loews Corp.	5,355,560
230,651	Marsh & McLennan Cos., Inc.	6,389,033
58,610	MBIA, Inc. (c)	3,476,159
317,410	MetLife, Inc.	14,264,405
225,941	Prudential Financial, Inc.	14,835,286
55,177	Safeco Corp. (c)	2,998,318
289,242	The Allstate Corp.	17,282,210
84,552	The Chubb Corp.	7,238,497
128,391	The Hartford Financial Services Group, Inc.	9,601,079
86,046	The Progressive Corp. (c)	8,502,205
291,635	The St. Paul Travelers Cos., Inc.	11,528,332
45,072	Torchmark, Inc. (c)	2,352,758
128,899	UnumProvident Corp. (c)	2,361,430
60,648	XL Capital, Ltd. (Class A)	4,513,424

		206,996,294

See accompanying notes to schedule of investments and financial statements.

MSF-143

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Internet & Catalog Retail—0.4%
525,812	eBay, Inc. (b)	$17,357,054

	Internet Software & Services—0.4%
568,172	Yahoo!, Inc. (b)	19,687,160

	Investment Company—1.1%
433,200	SPDR Trust Series 1 (c)	51,628,776

	Leisure Equipment & Products—0.2%
42,009	Brunswick Corp.	1,819,830
124,270	Eastman Kodak Co. (c)	3,336,649
72,547	Hasbro, Inc.	1,508,252
178,170	Mattel, Inc.	3,260,511

		9,925,242

	Machinery—1.3%
147,899	Caterpillar, Inc.	14,096,254
18,868	Cummins, Inc. (c)	1,407,741
119,112	Danaher Corp.	6,234,322
106,697	Deere & Co.	6,987,586
88,181	Dover Corp.	3,208,025
65,229	Eaton Corp.	3,907,217
118,154	Illinois Tool Works, Inc.	9,414,511
72,959	Ingersoll-Rand Co., Ltd. (Class A)	5,205,625
39,947	ITT Industries, Inc.	3,900,026
28,505	Navistar International Corp. (b)	912,160
75,247	PACCAR, Inc.	5,116,796
53,841	Pall Corp.	1,634,613
52,022	Parker Hannifin Corp.	3,225,884

		65,250,760

	Media—3.5%
220,711	Clear Channel Communications, Inc. (c)	6,826,591
954,610	Comcast Corp. (Class A) (b)	29,306,527
30,699	Dow Jones & Co., Inc. (c)	1,088,280
107,506	Gannett Co., Inc. (c)	7,646,902
32,201	Knight-Ridder, Inc. (c)	1,975,209
19,456	Meredith Corp.	954,511
62,995	New York Times Co. (Class A) (c)	1,962,294
1,248,414	News Corp. (Class A)	20,199,339
79,372	Omnicom Group, Inc.	6,338,648
183,042	The Interpublic Group of Cos., Inc. (b)	2,229,452
162,141	The McGraw-Hill Cos., Inc.	7,174,739
883,554	The Walt Disney Co.	22,247,890
2,028,145	Time Warner, Inc. (b)	33,890,303
128,996	Tribune Co.	4,538,079
125,822	Univision Communications, Inc. (Class A) (b) (c)	3,466,396
697,861	Viacom, Inc. (Class B)	22,345,509

		172,190,669

	Metals & Mining—0.6%
377,494	Alcoa, Inc.	9,863,918
38,853	Allegheny Technologies, Inc. (c)	857,097

Shares		Value (Note 1)

	Metals & Mining—(Continued)
77,772	Freeport-McMoRan Copper & Gold, Inc. (Class B) (c)	$2,911,784
193,017	Newmont Mining Corp.	7,533,454
69,339	Nucor Corp. (c)	3,163,245
41,934	Phelps Dodge Corp. (c)	3,878,895
49,424	United States Steel Corp. (c)	1,698,703

		29,907,096

	Multi-Utilities—0.6%
232,873	Calpine Corp. (b) (c)	791,768
147,381	Dominion Resources, Inc.	10,816,292
143,690	Dynegy, Inc. (Class A) (b) (c)	698,333
103,329	Public Service Enterprise Group, Inc.	6,284,470
103,563	Sempra Energy	4,278,187
282,718	The AES Corp. (b)	4,630,921

		27,499,971

	Multiline Retail—1.3%
49,208	Big Lots, Inc. (b) (c)	651,514
30,992	Dillard’s, Inc. (Class A) (c)	725,833
130,603	Dollar General Corp. (c)	2,659,077
72,175	Family Dollar Stores, Inc. (c)	1,883,767
73,767	Federated Department Stores, Inc.	5,405,646
113,963	J.C. Penney Co., Inc.	5,992,174
141,204	Kohl’s Corp. (b)	7,894,716
129,610	May Department Stores Co.	5,205,138
53,197	Nordstrom, Inc.	3,615,800
44,255	Sears Holdings Corp. (b)	6,632,497
382,356	Target Corp.	20,803,990

		61,470,152

	Office Electronics—0.1%
414,738	Xerox Corp. (b)	5,719,237

	Oil, Gas & Consumable Fuels—7.3%
37,162	Amerada Hess Corp.	3,958,124
102,025	Anadarko Petroleum Corp.	8,381,354
142,053	Apache Corp.	9,176,624
29,018	Ashland, Inc. (b)	2,085,524
166,852	Burlington Resources, Inc.	9,216,904
908,189	Chevron Corp.	50,785,929
602,640	ConocoPhillips	34,645,773
205,050	Devon Energy Corp.	10,391,934
278,988	El Paso Corp. (c)	3,213,942
103,556	EOG Resources, Inc.	5,881,981
2,755,329	Exxon Mobil Corp.	158,348,758
50,423	Kerr-McGee Corp.	3,847,779
46,970	Kinder Morgan, Inc. (c)	3,907,904
150,567	Marathon Oil Corp.	8,035,761
172,379	Occidental Petroleum Corp.	13,261,116
29,796	Sunoco, Inc. (c)	3,387,209
247,076	The Williams Cos., Inc. (c)	4,694,444
117,638	Unocal Corp. (c)	7,652,352

See accompanying notes to schedule of investments and financial statements.

MSF-144

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Oil, Gas & Consumable Fuels—(Continued)
111,124	Valero Energy Corp.	$8,791,020
156,227	XTO Energy, Inc. (c)	5,310,156

		354,974,588

	Paper & Forest Products—0.4%
112,596	Georgia-Pacific Corp.	3,580,553
212,302	International Paper Co.	6,413,643
47,981	Louisiana-Pacific Corp. (c)	1,179,373
80,682	MeadWestvaco Corp.	2,262,323
105,998	Weyerhaeuser Co.	6,746,773

		20,182,665

	Personal Products—0.6%
36,991	Alberto-Culver Co. (Class B)	1,602,820
204,306	Avon Products, Inc.	7,732,982
431,805	The Gillette Co.	21,862,287

		31,198,089

	Pharmaceuticals—6.9%
671,191	Abbott Laboratories	32,895,071
56,456	Allergan, Inc.	4,812,309
845,875	Bristol-Myers Squibb Co.	21,129,958
490,445	Eli Lilly & Co.	27,322,691
147,365	Forest Laboratories, Inc. (b) (c)	5,725,130
1,287,062	Johnson & Johnson	83,659,030
104,630	King Pharmaceuticals, Inc. (b)	1,090,245
953,597	Merck & Co., Inc.	29,370,788
116,581	Mylan Laboratories, Inc. (c)	2,243,018
3,218,296	Pfizer, Inc.	88,760,604
638,470	Schering-Plough Corp. (c)	12,169,238
47,685	Watson Pharmaceuticals, Inc. (b) (c)	1,409,569
579,345	Wyeth	25,780,852

		336,368,503

	Real Estate—0.6%
41,244	Apartment Investment & Management Co. (REIT) (Class A)	1,687,704
86,067	Archstone-Smith Trust (REIT)	3,323,908
176,405	Equity Office Properties Trust (REIT)	5,839,005
124,058	Equity Residential (REIT)	4,567,816
79,620	Plum Creek Timber Co., Inc. (REIT) (c)	2,890,206
80,796	ProLogis (REIT)	3,251,231
95,081	Simon Property Group, Inc. (REIT)	6,892,422

		28,452,292

	Road & Rail—0.5%
162,985	Burlington Northern Santa Fe Corp.	7,673,334
93,736	CSX Corp.	3,998,778
174,985	Norfolk Southern Corp.	5,417,535
113,830	Union Pacific Corp.	7,376,184

		24,465,831

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—3.1%
170,946	Advanced Micro Devices, Inc. (b) (c)	$2,964,204
160,837	Altera Corp. (b)	3,187,789
160,151	Analog Devices, Inc.	5,975,234
711,563	Applied Materials, Inc.	11,513,089
132,673	Applied Micro Circuits Corp. (b)	339,643
126,673	Broadcom Corp. (Class A) (b) (c)	4,498,158
173,913	Freescale Semiconductor, Inc. (Class B) (b) (c)	3,683,477
2,671,906	Intel Corp.	69,629,870
85,215	KLA-Tencor Corp. (b)	3,723,896
132,445	Linear Technology Corp.	4,859,407
167,851	LSI Logic Corp. (b) (c)	1,425,055
141,956	Maxim Integrated Products, Inc.	5,424,139
266,138	Micron Technology, Inc. (b)	2,717,269
151,094	National Semiconductor Corp. (c)	3,328,601
59,779	Novellus Systems, Inc. (b) (c)	1,477,139
73,131	NVIDIA Corp. (b) (c)	1,954,060
78,073	PMC-Sierra, Inc. (b) (c)	728,421
84,748	Teradyne, Inc. (b) (c)	1,014,434
719,447	Texas Instruments, Inc.	20,194,877
151,847	Xilinx, Inc. (c)	3,872,099

		152,510,861

	Software—3.7%
211,656	Adobe Systems, Inc. (c)	6,057,595
98,947	Autodesk, Inc.	3,400,808
95,886	BMC Software, Inc. (b)	1,721,154
73,265	Citrix Systems, Inc. (b) (c)	1,586,920
230,365	Computer Associates International, Inc. (c)	6,330,430
168,141	Compuware Corp. (b) (c)	1,208,934
132,670	Electronic Arts, Inc. (b)	7,510,449
80,255	Intuit, Inc. (b) (c)	3,620,303
37,485	Mercury Interactive Corp. (b) (c)	1,437,925
4,349,172	Microsoft Corp.	108,033,432
164,866	Novell, Inc. (b) (c)	1,022,169
1,913,829	Oracle Corp. (b)	25,262,543
117,578	Parametric Technology Corp. (b)	750,148
223,636	Siebel Systems, Inc. (b) (c)	1,990,360
307,894	Symantec Corp. (b)	6,693,615
184,999	VERITAS Software Corp. (b)	4,513,976

		181,140,761

	Specialty Retail—2.3%
96,644	AutoNation, Inc. (b)	1,983,135
28,416	AutoZone, Inc. (b) (c)	2,627,343
127,874	Bed Bath & Beyond, Inc. (b) (c)	5,342,576
129,223	Best Buy Co., Inc. (c)	8,858,237
82,791	Circuit City Stores, Inc.	1,431,456
164,562	Limited Brands, Inc. (c)	3,524,918
334,353	Lowe’s Cos., Inc.	19,466,032
136,709	Office Depot, Inc. (b)	3,122,434
30,578	OfficeMax, Inc. (c)	910,307
67,378	RadioShack Corp. (c)	1,561,148
318,836	Staples, Inc.	6,797,584
327,990	The Gap, Inc.	6,477,802
929,018	The Home Depot, Inc.	36,138,800

See accompanying notes to schedule of investments and financial statements.

MSF-145

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Specialty Retail—(Continued)
54,181	The Sherwin-Williams Co.	$2,551,383
62,194	Tiffany & Co. (c)	2,037,475
203,620	TJX Cos., Inc. (c)	4,958,147
95,874	Toys “R” Us, Inc. (b)	2,538,744

		110,327,521

	Textiles, Apparel & Luxury Goods—0.4%
163,233	Coach, Inc. (b)	5,479,732
52,210	Jones Apparel Group, Inc.	1,620,598
46,984	Liz Claiborne, Inc.	1,868,084
98,860	NIKE, Inc. (Class B)	8,561,276
24,278	Reebok International, Ltd. (c)	1,015,549
43,279	VF Corp.	2,476,424

		21,021,663

	Thrifts & Mortgage Finance—1.7%
254,373	Countrywide Financial Corp.	9,821,341
298,920	Federal Home Loan Mortgage Corp.	19,498,551
418,945	Federal National Mortgage Association	24,466,388
122,350	Golden West Financial Corp. (c)	7,876,893
40,849	MGIC Investment Corp.	2,664,172
157,846	Sovereign Bancorp, Inc. (c)	3,526,280
379,704	Washington Mutual, Inc.	15,450,156

		83,303,781

	Tobacco—1.3%
896,386	Altria Group, Inc.	57,960,319
50,396	Reynolds American, Inc. (c)	3,971,205
71,552	UST, Inc.	3,267,064

		65,198,588

	Trading Companies & Distributors—0.0%
36,112	W.W. Grainger, Inc.	1,978,576

Shares		Value (Note 1)

	Wireless Telecommunication Services—0.3%
487,108	Nextel Communications, Inc. (Class A) (b)	$15,738,459

	Total Common Stocks (Identified Cost $4,061,776,633)	4,765,223,213

Short Term Investments—2.1%
Face Amount

	Discount Notes—2.1%
$950,000	Federal Home Loan Bank 2.500%, 07/01/05	950,000
6,000,000	Federal Home Loan Mortgage Corp. 3.040%, 07/20/05 (c)	5,990,373
2,500,000	Federal National Mortgage Association 3.170%, 07/20/05	2,495,817
35,000,000	Federal National Mortgage Association 3.050%, 07/20/05	34,943,660
5,000,000	Federal National Mortgage Association 3.060%, 07/20/05	4,991,925
50,000,000	Federal National Mortgage Association 3.080%, 07/27/05 (c)	49,888,778

		99,260,553

	Total Short Term Investments (Identified Cost $99,260,553)	99,260,553

	Total Investments—100.0% (Identified Cost $4,161,037,186) (a)	4,864,483,766
	Other assets less liabilities	1,714,789

	Total Net Assets—100%	$4,866,198,555

See accompanying notes to schedule of investments and financial statements.

MSF-146

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2005	Unrealized Depreciation
S&P 500 Index Futures	9/15/2005	331	$99,790,917	$98,927,625	$(863,292)

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$4,864,483,766
Cash		182,655
Collateral for securities loaned		361,025,783
Receivable for:
Fund shares sold		2,404,110
Dividends and interest		5,872,456

Total Assets		5,233,968,770
Liabilities
Payable for:
Fund shares redeemed	$4,266,509
Futures variation margin	606,980
Return of collateral for securities loaned	361,025,783
Accrued expenses:
Management fees	980,166
Service and distribution fees	164,182
Other expenses	726,595

Total Liabilities		367,770,215

Net Assets		$4,866,198,555

Net assets consist of:
Capital paid in		$4,096,828,027
Undistributed net investment income		36,318,649
Accumulated net realized gains		30,468,591
Unrealized appreciation (depreciation) on investments and futures contracts		702,583,288

Net Assets		$4,866,198,555

Computation of offering price:
Class A
Net asset value and redemption price per share ($3,943,363,885 divided by 125,446,204 shares outstanding)		$31.43

Class B
Net asset value and redemption price per share ($639,423,012 divided by 20,811,459 shares outstanding)		$30.72

Class E
Net asset value and redemption price per share ($283,411,658 divided by 9,054,246 shares outstanding)		$31.30

Identified cost of investments		$4,161,037,186

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$42,855,289
Interest		1,436,114 (a)

		44,291,403

Expenses
Management fees	$6,006,397
Service and distribution fees—Class B	693,869
Service and distribution fees—Class E	212,286
Directors’ fees and expenses	10,298
Custodian	272,752
Audit and tax services	5,287
Legal	85,850
Printing	613,519
Insurance	51,015
Miscellaneous	75,053

Total expenses before reductions	8,026,326
Management fee waivers	(56,833)	7,969,493

Net Investment Income		36,321,910

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	40,449,679
Futures contracts—net	1,298,371	41,748,050

Unrealized appreciation (depreciation) on:
Investments—net	(120,968,374)
Futures contracts—net	(3,654,942)	(124,623,316)

Net gain (loss)		(82,875,266)

Net Increase (Decrease) in Net Assets From Operations		$(46,553,356)

(a)	Includes income on securities loaned of $100,547.

See accompanying notes to financial statements.

MSF-147

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$36,321,910	$77,846,810
Net realized gain	41,748,050	45,750,907
Unrealized appreciation (depreciation)	(124,623,316)	344,502,125

Increase (decrease) in net assets from operations	(46,553,356)	468,099,842

From Distributions to Shareholders
Net investment income
Class A	(64,940,610)	(34,642,595)
Class B	(8,290,412)	(2,286,968)
Class E	(4,221,092)	(1,628,653)

Total distributions	(77,452,114)	(38,558,216)

Increase (decrease) in net assets from capital share transactions	48,137,473	186,609,239

Total increase (decrease) in net assets	(75,867,997)	616,150,865

Net Assets
Beginning of the period	4,942,066,552	4,325,915,687

End of the period	$4,866,198,555	$4,942,066,552

Undistributed (Overdistributed) Net Investment Income
End of the period	$36,318,649	$77,448,853

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	6,573,721	$207,099,262	12,154,078	$363,376,092
Reinvestments	2,143,962	64,940,610	1,153,216	34,642,595
Redemptions	(11,560,284)	(364,385,299)	(18,531,590)	(555,863,665)

Net increase (decrease)	(2,842,601)	$(92,345,427)	(5,224,296)	$(157,844,978)

Class B
Sales	6,258,359	$192,633,868	9,744,919	$286,325,159
Reinvestments	279,892	8,290,412	77,814	2,286,968
Redemptions	(1,873,029)	(57,734,721)	(2,418,420)	(70,751,599)

Net increase (decrease)	4,665,222	$143,189,559	7,404,313	$217,860,528

Class E
Sales	573,777	$18,000,732	5,444,975	$161,207,332
Reinvestments	139,910	4,221,092	54,434	1,628,653
Redemptions	(793,452)	(24,928,483)	(1,216,505)	(36,242,296)

Net increase (decrease)	(79,765)	$(2,706,659)	4,282,904	$126,593,689

Increase (decrease) derived from capital share transactions	1,742,856	$48,137,473	6,462,921	$186,609,239

See accompanying notes to financial statements.

MSF-148

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$32.27		$29.45	$23.41	$30.60	$35.26	$40.59

Income From Investment Operations
Net investment income	0.26		0.54	0.38	0.35	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.58)		2.54	6.11	(7.09)	(4.59)	(4.07)

Total from investment operations	(0.32)		3.08	6.49	(6.74)	(4.26)	(3.73)

Less Distributions
Distributions from net investment income	(0.52)		(0.26)	(0.45)	(0.23)	(0.09)	(0.35)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.22)	(0.31)	(1.25)

Total distributions	(0.52)		(0.26)	(0.45)	(0.45)	(0.40)	(1.60)

Net Asset Value, End of Period	$31.43		$32.27	$29.45	$23.41	$30.60	$35.26

Total Return (%)	(0.9	)(b)	10.5	28.2	(22.3)	(12.2)	(9.3)
Ratio of operating expenses to average net assets (%)	0.29	(c)	0.30	0.31	0.31	0.31	0.28
Ratio of net investment income to average net assets (%)	1.55	(c)	1.73	1.48	1.30	1.02	0.88
Portfolio turnover rate (%)	4	(c)	3	1	7	5	7
Net assets, end of period (000)	$3,943,364		$4,139,893	$3,931,839	$2,725,874	$3,665,168	$3,999,903

	Class B
	Six months ended June 30, 2005		Year ended December 31,			January 2, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$31.52		$28.80	$22.92	$30.03	$33.71

Income From Investment Operations
Net investment income	0.18		0.41	0.34	0.23	0.17
Net realized and unrealized gain (loss) on investments	(0.53)		2.53	5.95	(6.90)	(3.45)

Total from investment operations	(0.35)		2.94	6.29	(6.67)	(3.28)

Less Distributions
Distributions from net investment income	(0.45)		(0.22)	(0.41)	(0.22)	(0.09)
Distributions from net realized capital gains	0.00		0.00	0.00	(0.22)	(0.31)

Total distributions	(0.45)		(0.22)	(0.41)	(0.44)	(0.40)

Net Asset Value, End of Period	$30.72		$31.52	$28.80	$22.92	$30.03

Total Return (%)	(1.1	)(b)	10.3	27.9	(22.5)	(9.8	)(b)
Ratio of operating expenses to average net assets (%)	0.54	(c)	0.55	0.56	0.56	0.56	(c)
Ratio of net investment income to average net assets (%)	1.31	(c)	1.59	1.24	1.17	0.83	(c)
Portfolio turnover rate (%)	4	(c)	3	1	7	5
Net assets, end of period (000)	$639,423		$508,908	$251,793	$88,517	$17,421

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-149

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$32.11		$29.33	$23.34	$30.54	$33.45

Income From Investment Operations
Net investment income	0.22		0.47	0.40	0.31	0.00
Net realized and unrealized gain (loss) on investments	(0.56)		2.56	6.02	(7.06)	(2.91)

Total from investment operations	(0.34)		3.03	6.42	(6.75)	(2.91)

Less Distributions
Distributions from net investment income	(0.47)		(0.25)	(0.43)	(0.23)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	(0.22)	0.00

Total distributions	(0.47)		(0.25)	(0.43)	(0.45)	0.00

Net Asset Value, End of Period	$31.30		$32.11	$29.33	$23.34	$30.54

Total Return (%)	(1.0	)(b)	10.4	28.0	(22.4)	(8.7	)(b)
Ratio of operating expenses to average net assets (%)	0.44	(c)	0.45	0.46	0.46	0.46	(c)
Ratio of net investment income to average net assets (%)	1.40	(c)	1.67	1.34	1.36	0.93	(c)
Portfolio turnover rate (%)	4	(c)	3	1	7	5
Net assets, end of period (000)	$283,412		$293,266	$142,284	$25,624	$33

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-150

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—99.4% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—4.5%
39,080	Lockheed Martin Corp.	$2,535,120
59,300	United Technologies Corp.	3,045,055

		5,580,175

	Air Freight & Logistics—0.8%
11,470	FedEx Corp.	929,185

	Beverages—1.5%
35,249	PepsiCo, Inc.	1,900,979

	Biotechnology—4.2%
38,710	Amgen, Inc. (b)	2,340,406
18,690	Genzyme Corp. (b)	1,123,082
39,740	Gilead Sciences, Inc. (b)	1,748,163

		5,211,651

	Building Products—1.1%
41,860	Masco Corp.	1,329,474

	Capital Markets—4.1%
14,630	Legg Mason, Inc.	1,523,129
14,900	Lehman Brothers Holdings, Inc.	1,479,272
19,715	The Goldman Sachs Group, Inc.	2,011,325

		5,013,726

	Chemicals—3.3%
27,020	Monsanto Co.	1,698,748
25,454	Praxair, Inc.	1,186,156
26,510	The Dow Chemical Co.	1,180,490

		4,065,394

	Commercial Banks—3.6%
47,710	Bank of America Corp.	2,176,053
37,252	Wells Fargo & Co.	2,293,978

		4,470,031

	Communications Equipment—2.2%
110,780	Cisco Systems, Inc. (b)	2,117,006
17,260	QUALCOMM, Inc.	569,752

		2,686,758

	Computers & Peripherals—5.3%
16,940	Apple Computer, Inc. (b)	623,562
62,110	Dell, Inc. (b)	2,453,966
209,930	EMC Corp. (b)	2,878,140
155,500	Sun Microsystems, Inc. (b)	580,015

		6,535,683

	Consumer Finance—2.6%
30,330	American Express Co.	1,614,466
32,480	SLM Corp.	1,649,984

		3,264,450

Shares		Value (Note 1)

	Diversified Financial Services—2.2%
25,780	Citigroup, Inc.	$1,191,809
44,200	JPMorgan Chase & Co.	1,561,144

		2,752,953

	Diversified Telecommunication Services—2.0%
31,270	Amdocs, Ltd. (b)	826,466
67,440	Sprint Corp.	1,692,070

		2,518,536

	Electric Utilities—1.6%
5,100	Entergy Corp.	385,305
30,640	Exelon Corp.	1,572,751

		1,958,056

	Energy Equipment & Services—4.8%
44,620	Halliburton Co.	2,133,728
34,335	Noble Corp. (b)	2,111,946
31,100	Transocean, Inc. (b)	1,678,467

		5,924,141

	Food & Staples Retailing—1.0%
25,210	Wal-Mart Stores, Inc.	1,215,122

	Food Products—1.3%
8,560	Groupe Danone, (EUR)	750,336
3,378	Nestle S.A., (CHF)	862,480

		1,612,816

	Health Care Equipment & Supplies—4.5%
41,500	Boston Scientific Corp. (b)	1,120,500
11,270	Guidant Corp.	758,471
32,780	Medtronic, Inc.	1,697,676
6,140	Synthes, Inc. (b), (CHF)	672,221
16,380	Zimmer Holdings, Inc. (b)	1,247,665

		5,496,533

	Hotels, Restaurants & Leisure—1.7%
26,960	Carnival Corp.	1,470,668
122,200	Hilton Group, Plc., (GBP)	624,589

		2,095,257

	Household Products—4.7%
31,480	Colgate-Palmolive Co.	1,571,167
74,920	Reckitt Benckiser, Plc., (GBP)	2,202,578
38,832	The Procter & Gamble Co.	2,048,388

		5,822,133

	IT Services—0.9%
48,600	Accenture, Ltd. (Class A) (b)	1,101,762

	Industrial Conglomerates—1.7%
70,490	Tyco International, Ltd.	2,058,308

See accompanying notes to schedule of investments and financial statements.

MSF-151

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Insurance—3.0%
63,461	American International Group, Inc.	$3,687,084

	Internet & Catalog Retail—0.6%
22,540	eBay, Inc. (b)	744,045

	Internet Software & Services—0.8%
30,170	Yahoo!, Inc. (b)	1,045,390

	Machinery—2.2%
22,400	Caterpillar, Inc.	2,134,944
6,780	Illinois Tool Works, Inc.	540,230

		2,675,174

	Media—3.3%
50,040	The Interpublic Group of Cos., Inc. (b)	609,487
54,990	The Walt Disney Co.	1,384,648
33,690	Univision Communications, Inc. (Class A) (b)	928,160
36,541	Viacom, Inc. (Class B)	1,170,043

		4,092,338

	Multiline Retail—1.5%
34,926	Target Corp.	1,900,324

	Oil, Gas & Consumable Fuels—4.5%
20,743	BP, Plc. (ADR)	1,293,948
29,120	EnCana Corp.	1,152,861
21,450	EOG Resources, Inc.	1,218,360
15,760	Total S.A. (ADR)	1,841,556

		5,506,725

	Personal Products—0.7%
22,320	Avon Products, Inc.	844,812

	Pharmaceuticals—9.9%
50,820	Abbott Laboratories	2,490,688
35,660	Eli Lilly & Co.	1,986,619
55,511	Johnson & Johnson	3,608,215
13,080	Roche Holding AG, (CHF)	1,647,969
54,105	Wyeth	2,407,672

		12,141,163

Shares		Value (Note 1)

	Road & Rail—0.2%
5,960	CNF, Inc.	$267,604

	Semiconductor & Semiconductor Equipment—2.3%
49,020	Analog Devices, Inc.	1,828,936
14,310	Texas Instruments, Inc.	401,682
22,050	Xilinx, Inc.	562,275

		2,792,893

	Software—4.4%
16	Computer Associates International, Inc.	440
25,260	Electronic Arts, Inc. (b)	1,429,968
15,320	Mercury Interactive Corp. (b)	587,675
187,710	Oracle Corp. (b)	2,477,772
35,827	VERITAS Software Corp. (b)	874,179

		5,370,034

	Specialty Retail—3.1%
62,580	Staples, Inc.	1,334,206
54,820	The Gap, Inc.	1,082,695
57,820	TJX Cos., Inc.	1,407,917

		3,824,818

	Textiles, Apparel & Luxury Goods—0.5%
7,300	NIKE, Inc. (Class B)	632,180

	Tobacco—1.5%
27,930	Altria Group, Inc.	1,805,954

	Wireless Telecommunication Services—1.3%
67,718	Vodafone Group, Plc. (ADR)	1,646,902

	Total Common Stocks (Identified Cost $111,958,568)	122,520,563

	Total Investments—99.4% (Identified Cost $111,958,568) (a)	122,520,563
	Other assets less liabilities	722,840

	Total Net Assets—100%	$123,243,403

See accompanying notes to schedule of investments and financial statements.

MSF-152

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$122,520,563
Cash		55,793
Foreign cash at value (Identified cost $9,548 )		9,495
Receivable for:
Securities sold		637,689
Fund shares sold		157,376
Dividends and interest		82,147
Foreign taxes		11,866

Total Assets		123,474,929
Liabilities
Payable for:
Fund shares redeemed	$70,669
Withholding taxes	2,989
Accrued expenses:
Management fees	76,818
Service and distribution fees	12,352
Deferred directors fees	12,579
Other expenses	56,119

Total Liabilities		231,526

Net Assets		$123,243,403

Net assets consist of:
Capital paid in		$126,785,886
Undistributed net investment income		243,177
Accumulated net realized losses		(14,347,236)
Unrealized appreciation (depreciation) on investments and foreign currency		10,561,576

Net Assets		$123,243,403

Computation of offering price:
Class A
Net asset value and redemption price per share ($54,563,133 divided by 6,011,618 shares outstanding)		$9.08

Class B
Net asset value and redemption price per share ($46,272,409 divided by 5,112,549 shares outstanding)		$9.05

Class E
Net asset value and redemption price per share ($22,407,861 divided by 2,472,347 shares outstanding)		$9.06

Identified cost of investments		$111,958,568

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$912,288 (a)
Interest		12,925

		925,213
Expenses
Management fees	$469,299
Deferred expense reimbursement	41,674
Service and distribution fees—Class B	58,695
Service and distribution fees—Class E	16,713
Directors’ fees and expenses	10,246
Custodian	50,705
Audit and tax services	1,449
Legal	2,950
Printing	18,738
Insurance	1,439
Miscellaneous	1,319

Total expenses before reductions	673,227
Expense reductions	(11,068)	662,159

Net Investment Income		263,054

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	5,484,076
Foreign currency transactions—net	46,311	5,530,387

Unrealized appreciation (depreciation) on:
Investments—net	(6,602,492)
Foreign currency transactions—net	(1,120)	(6,603,612)

Net gain (loss)		(1,073,225)

Net Increase (Decrease) in Net Assets From Operations		$(810,171)

(a)	Net of foreign taxes of $25,625.

See accompanying notes to financial statements.

MSF-153

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$263,054	$486,741
Net realized gain	5,530,387	6,930,068
Unrealized appreciation (depreciation)	(6,603,612)	8,341,490

Increase (decrease) in net assets from operations	(810,171)	15,758,299

From Distributions to Shareholders
Net investment income
Class A	(253,383)	(141,044)
Class B	(94,155)	(193,282)
Class E	(66,783)	(62,600)

Total distributions	(414,321)	(396,926)

Increase (decrease) in net assets from capital share transactions	(6,665,111)	29,304,427

Total increase (decrease) in net assets	(7,889,603)	44,665,800

Net Assets
Beginning of the period	131,133,006	86,467,206

End of the period	$123,243,403	$131,133,006

Undistributed (Overdistributed) Net Investment Income
End of the period	$243,177	$394,444

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	587,296	$5,328,262	3,039,741	$24,899,646
Shares issued through acquisition	0	0	3,868,426	29,911,327
Reinvestments	28,958	253,383	16,831	141,044
Redemptions	(1,014,126)	(9,189,951)	(3,591,062)	(29,496,402)

Net increase (decrease)	(397,872)	$(3,608,306)	3,333,936	$25,455,615

Class B
Sales	302,855	$2,726,998	1,699,576	$14,179,860
Shares issued through acquisition	0	0	25,379	207,824
Reinvestments	10,785	94,155	23,120	193,282
Redemptions	(619,604)	(5,573,752)	(2,273,714)	(18,797,246)

Net increase (decrease)	(305,964)	$(2,752,599)	(525,639)	$(4,216,280)

Class E
Sales	134,846	$1,247,556	631,024	$5,210,442
Shares issued through acquisition	0	0	907,886	6,978,460
Reinvestments	7,641	66,783	7,479	62,600
Redemptions	(176,357)	(1,618,545)	(503,493)	(4,186,410)

Net increase (decrease)	(33,870)	$(304,206)	1,042,896	$8,065,092

Increase (decrease) derived from capital share transactions	(737,706)	$(6,665,111)	3,851,193	$29,304,427

See accompanying notes to financial statements.

MSF-154

Metropolitan Series Fund, Inc.

MFS Investors Trust Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$9.17		$8.27	$6.81	$8.57	$10.23	$10.26

Income From Investment Operations
Net investment income	0.03		0.03	0.05	0.05	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.08)		0.92	1.43	(1.78)	(1.67)	(0.06)

Total from investment operations	(0.05)		0.95	1.48	(1.73)	(1.62)	(0.02)

Less Distributions
Distributions from net investment income	(0.04)		(0.05)	(0.02)	(0.03)	(0.04)	(0.01)

Total distributions	(0.04)		(0.05)	(0.02)	(0.03)	(0.04)	(0.01)

Net Asset Value, End of Period	$9.08		$9.17	$8.27	$6.81	$8.57	$10.23

Total Return (%)	(0.4	)(b)	11.4	21.9	(20.2)	(15.9)	(0.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	(c)	0.97	0.98	0.90	0.90	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	(c)	0.95	0.96	0.88	—	—
Ratio of net investment income to average net assets (%)	0.54	(c)	0.56	0.68	0.62	0.58	0.51
Portfolio turnover rate (%)	55	(c)	107	88	63	86	68
Net assets, end of period (000)	$54,563		$58,752	$25,431	$20,618	$24,506	$18,422
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	1.11	1.34	1.37	1.57

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003					2004	2003	2002
Net Asset Value, Beginning of Period	$9.13		$8.24	$6.80	$8.13		$9.15		$8.25	$6.81	$8.57	$9.56

Income From Investment Operations
Net investment income	0.01		0.02	0.02	0.01		0.02		0.03	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.07)		0.90	1.44	(1.34)		(0.08)		0.91	1.43	(1.77)	(1.00)

Total from investment operations	(0.06)		0.92	1.46	(1.33)		(0.06)		0.94	1.46	(1.73)	(0.99)

Less Distributions
Distributions from net investment income	(0.02)		(0.03)	(0.02)	0.00		(0.03)		(0.04)	(0.02)	(0.03)	0.00

Total distributions	(0.02)		(0.03)	(0.02)	0.00		(0.03)		(0.04)	(0.02)	(0.03)	0.00

Net Asset Value, End of Period	$9.05		$9.13	$8.24	$6.80		$9.06		$9.15	$8.25	$6.81	$8.57

Total Return (%)	(0.7	)(b)	11.2	21.5	(16.4	)(b)	(0.6	)(b)	11.3	21.5	(20.2)	(10.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	(c)	1.22	1.23	1.15	(c)	1.11	(c)	1.12	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.19	(c)	1.20	1.21	1.13	(c)	1.09	(c)	1.10	1.11	1.03	—
Ratio of net investment income to average net assets (%)	0.29	(c)	0.30	0.45	0.55	(c)	0.39	(c)	0.41	0.55	0.55	0.26	(c)
Portfolio turnover rate (%)	55	(c)	107	88	63		55	(c)	107	88	63	86
Net assets, end of period (000)	$46,272		$49,460	$48,960	$12,365		$22,408		$22,921	$12,077	$4,436	$730
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	1.36	1.59	(c)	—		—	1.26	1.49	1.52	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annnualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-155

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—97.9% of Total Net Assets

Shares		Value (Note 1)

	Air Freight & Logistics—0.3%
13,700	United Parcel Service, Inc. (Class B)	$947,492

	Beverages—0.8%
21,400	PepsiCo, Inc.	1,154,102
28,800	The Coca-Cola Co.	1,202,400

		2,356,502

	Biotechnology—3.2%
62,300	Amgen, Inc. (b)	3,766,658
19,400	Biogen Idec, Inc. (b)	668,330
33,700	Genentech, Inc. (b)	2,705,436
61,600	Gilead Sciences, Inc. (b)	2,709,784

		9,850,208

	Capital Markets—7.1%
82,400	Ameritrade Holding Corp. (b)	1,531,816
20,700	Franklin Resources, Inc.	1,593,486
48,900	Merrill Lynch & Co., Inc.	2,689,989
62,000	Northern Trust Corp.	2,826,580
104,400	State Street Corp.	5,037,300
174,300	The Charles Schwab Corp.	1,966,104
12,700	The Goldman Sachs Group, Inc.	1,295,654
59,100	UBS AG, (CHF)	4,595,061

		21,535,990

	Chemicals—0.4%
21,900	Monsanto Co.	1,376,853

	Commercial Banks—1.4%
152,800	Anglo Irish Bank Corp., Plc., (EUR)	1,889,451
76,900	U.S. Bancorp	2,245,480

		4,134,931

	Commercial Services & Supplies—1.1%
155,900	Cendant Corp.	3,487,483

	Communications Equipment—4.1%
70,700	Cisco Systems, Inc. (b)	1,351,077
288,300	Corning, Inc. (b)	4,791,546
47,300	Juniper Networks, Inc. (b)	1,191,014
131,400	Nokia Oyj, (EUR)	2,186,191
45,900	QUALCOMM, Inc.	1,515,159
19,700	Research In Motion, Ltd. (b)	1,452,875

		12,487,862

	Computers & Peripherals—2.6%
155,600	Dell, Inc. (b)	6,147,756
140,600	EMC Corp. (b)	1,927,626

		8,075,382

	Consumer Finance—2.3%
72,700	American Express Co.	3,869,821
64,600	SLM Corp.	3,281,680

		7,151,501

Shares		Value (Note 1)

	Diversified Consumer Services—1.1%
44,600	Apollo Group, Inc. (Class A) (b)	$3,488,612

	Diversified Financial Services—3.0%
199,415	Citigroup, Inc.	9,218,956

	Diversified Telecommunication Services—1.0%
61,800	Sprint Corp.	1,550,562
19,400	Telus Corp., (CAD)	681,540
24,900	Telus Corp. (When-Issued) (b)	846,849

		3,078,951

	Electronic Equipment & Instruments—0.5%
2,940	Samsung Electronics Co., Ltd., (KRW)	1,394,298

	Energy Equipment & Services—2.6%
72,900	Baker Hughes, Inc.	3,729,564
54,700	Schlumberger, Ltd.	4,153,918

		7,883,482

	Food & Staples Retailing—4.3%
60,400	Sysco Corp.	2,185,876
128,100	Wal-Mart de Mexico S.A. de CV, (MXN)	519,416
20,700	Wal-Mart de Mexico S.A. de CV (ADR)	839,873
143,900	Wal-Mart Stores, Inc.	6,935,980
54,600	Walgreen Co.	2,511,054

		12,992,199

	Health Care Equipment & Supplies—2.5%
56,400	Biomet, Inc.	1,953,696
50,400	Medtronic, Inc.	2,610,216
14,600	St. Jude Medical, Inc. (b)	636,706
41,500	Stryker Corp.	1,973,740
7,900	Zimmer Holdings, Inc. (b)	601,743

		7,776,101

	Health Care Providers & Services—4.6%
29,200	Caremark Rx, Inc. (b)	1,299,984
138,800	UnitedHealth Group, Inc.	7,237,032
81,200	WellPoint, Inc. (b)	5,654,768

		14,191,784

	Hotels, Restaurants & Leisure—2.9%
72,000	Carnival Corp.	3,927,600
91,200	International Game Technology	2,567,280
17,800	MGM Mirage, Inc. (b)	704,524
34,600	Wynn Resorts, Ltd. (b)	1,635,542

		8,834,946

	Household Durables—0.4%
14,500	Harman International Industries, Inc.	1,179,720

	IT Services—5.0%
198,800	Accenture, Ltd. (Class A) (b)	4,506,796
54,800	Affiliated Computer Services, Inc. (Class A) (b)	2,800,280
59,700	Automatic Data Processing, Inc.	2,505,609
62,500	First Data Corp.	2,508,750

See accompanying notes to schedule of investments and financial statements.

MSF-156

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	IT Services—(Continued)
49,500	Fiserv, Inc. (b)	$2,126,025
29,300	VeriSign, Inc. (b)	842,668

		15,290,128

	Industrial Conglomerates—4.2%
245,300	General Electric Co.	8,499,645
148,800	Tyco International, Ltd.	4,344,960

		12,844,605

	Insurance—4.5%
30,000	ACE, Ltd.	1,345,500
118,000	American International Group, Inc.	6,855,800
43,800	Genworth Financial, Inc. (Class A)	1,324,074
25,800	Marsh & McLennan Cos., Inc.	714,660
45,100	The Hartford Financial Services Group, Inc.	3,372,578

		13,612,612

	Internet & Catalog Retail—0.8%
32,000	eBay, Inc. (b)	1,056,320
52,200	IAC/InterActiveCorp. (b)	1,255,410

		2,311,730

	Internet Software & Services—1.6%
6,000	Google, Inc. (Class A) (b)	1,764,900
86,500	Yahoo!, Inc. (b)	2,997,225

		4,762,125

	Machinery—2.3%
97,700	Danaher Corp.	5,113,618
29,600	Deere & Co.	1,938,504

		7,052,122

	Media—7.3%
108,500	Comcast Corp. (Special Class A) (b)	3,249,575
37,700	EchoStar Communications Corp. (Class A)	1,136,655
423,412	Liberty Media Corp. (Class A) (b)	4,314,568
216,500	News Corp. (Class A)	3,502,970
43,400	Rogers Communications, Inc. (Class B)	1,426,992
29,800	The E.W. Scripps Co. (Class A)	1,454,240
173,900	Time Warner, Inc. (b)	2,905,869
92,700	Univision Communications, Inc. (Class A) (b)	2,553,885
52,123	Viacom, Inc. (Class B)	1,668,979

		22,213,733

	Metals & Mining—0.7%
152,800	BHP Billiton, Ltd., (AUD)	2,090,684

	Multiline Retail—3.0%
35,500	Family Dollar Stores, Inc.	926,550
71,300	Kohl’s Corp. (b)	3,986,383
80,100	Target Corp.	4,358,241

		9,271,174

	Oil, Gas & Consumable Fuels—2.5%
60,416	Exxon Mobil Corp.	3,472,107
17,300	Total S.A., (EUR)	4,050,343

		7,522,450

Shares		Value (Note 1)

	Personal Products—1.0%
58,300	The Gillette Co.	$2,951,729

	Pharmaceuticals—2.8%
42,400	Johnson & Johnson	2,756,000
91,663	Pfizer, Inc.	2,528,066
54,800	Teva Pharmaceutical Industries, Ltd. (ADR)	1,706,472
38,600	Wyeth	1,717,700

		8,708,238

	Semiconductor & Semiconductor Equipment—4.9%
88,900	Analog Devices, Inc.	3,316,859
103,000	ASML Holding NV (b), (EUR)	1,609,715
192,700	Intel Corp.	5,021,762
46,400	Marvell Technology Group, Ltd. (b)	1,765,056
35,800	Maxim Integrated Products, Inc.	1,367,918
75,200	Xilinx, Inc.	1,917,600

		14,998,910

	Software—5.2%
11,300	Electronic Arts, Inc. (b)	639,693
16,300	Intuit, Inc. (b)	735,293
24,700	Mercury Interactive Corp. (b)	947,492
351,700	Microsoft Corp.	8,736,228
196,500	Oracle Corp. (b)	2,593,800
65,300	Red Hat, Inc. (b)	855,430
65,500	Symantec Corp. (b)	1,423,970

		15,931,906

	Specialty Retail—3.1%
44,900	Best Buy Co., Inc.	3,077,895
43,500	Industria de Diseno Textil S.A., (EUR)	1,116,886
65,600	PETsMART, Inc.	1,990,960
85,550	The Home Depot, Inc.	3,327,895

		9,513,636

	Thrifts & Mortgage Finance—0.4%
29,600	Countrywide Financial Corp.	1,142,856

	Wireless Telecommunication Services—2.4%
32,500	América Movil S.A. de C.V. (ADR)	1,937,325
89,300	Crown Castle International Corp. (b)	1,814,576
72,500	Nextel Communications, Inc. (Class A) (b)	2,342,475
560,883	Vodafone Group, Plc., (GBP)	1,363,690

		7,458,066

	Total Common Stocks (Identified Cost $268,286,478)	299,119,957

Short Term Investments—2.9%

	Mutual Funds—2.9%
8,690,732	T. Rowe Price Reserve Investment Fund	8,690,732

	Total Short Term Investments (Identified Cost $8,690,732)	8,690,732

	Total Investments—100.8% (Identified Cost $276,977,210) (a)	307,810,689
	Other assets less liabilities	(2,402,499)

	Total Net Assets—100%	$305,408,190

See accompanying notes to schedule of investments and financial statements.

MSF-157

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$307,810,689
Receivable for:
Securities sold		490,658
Fund shares sold		214,746
Dividends and interest		287,753
Foreign taxes		33,270

Total Assets		308,837,116
Liabilities
Payable for:
Fund shares redeemed	$278,469
Securities purchased	2,718,133
Withholding taxes	4,606
Due to custodian bank	187,135
Accrued expenses:
Management fees	149,318
Service and distribution fees	19,163
Other expenses	72,102

Total Liabilities		3,428,926

Net Assets		$305,408,190

Net assets consist of:
Capital paid in		$308,926,073
Undistributed net investment income		624,136
Accumulated net realized losses		(34,972,842)
Unrealized appreciation (depreciation) on investments and foreign currency		30,830,823

Net Assets		$305,408,190

Computation of offering price:
Class A
Net asset value and redemption price per share ($198,990,528 divided by 15,847,094 shares outstanding)		$12.56

Class B
Net asset value and redemption price per share ($78,667,871 divided by 6,285,276 shares outstanding)		$12.52

Class E
Net asset value and redemption price per share ($27,749,791 divided by 2,215,289 shares outstanding)		$12.53

Identified cost of investments		$276,977,210

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$1,226,432 (a)
Interest		491,013

		1,717,445
Expenses
Management fees	$855,384
Service and distribution fees—Class B	76,571
Service and distribution fees—Class E	20,125
Directors’ fees and expenses	10,298
Custodian	91,470
Audit and tax services	8,909
Legal	5,036
Printing	29,283
Insurance	2,641
Miscellaneous	1,883

Total expenses before reductions	1,101,600
Expense reductions	(8,639)
Management fee waivers	(10,873)	1,082,088

Net Investment Income		635,357

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	4,417,923
Foreign currency transactions—net	(13,137)	4,404,786

Unrealized appreciation (depreciation) on:
Investments—net	(7,498,865)
Foreign currency transactions—net	(4,948)	(7,503,813)

Net gain (loss)		(3,099,027)

Net Increase (Decrease) in Net Assets From Operations		$(2,463,670)

(a)	Net of foreign taxes of $53,845.

See accompanying notes to financial statements.

MSF-158

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$635,357	$1,538,544
Net realized gain	4,404,786	10,665,438
Unrealized appreciation (depreciation)	(7,503,813)	12,684,727

Increase (decrease) in net assets from operations	(2,463,670)	24,888,709

From Distributions to Shareholders
Net investment income
Class A	(1,114,593)	(359,930)
Class B	(257,787)	(327)
Class E	(115,166)	(32,729)

Total distributions	(1,487,546)	(392,986)

Increase (decrease) in net assets from capital share transactions	34,150,182	61,427,591

Total increase (decrease) in net assets	30,198,966	85,923,314

Net Assets
Beginning of the period	275,209,224	189,285,910

End of the period	$305,408,190	$275,209,224

Undistributed (Overdistributed) Net Investment Income
End of the period	$624,136	$1,476,325

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,824,307	$22,494,146	4,003,954	$46,763,659
Reinvestments	94,217	1,114,593	30,019	359,930
Redemptions	(1,647,834)	(20,266,419)	(3,260,041)	(38,718,159)

Net increase (decrease)	270,690	$3,342,320	773,932	$8,405,430

Class B
Sales	2,724,565	$33,537,624	4,033,414	$47,078,473
Reinvestments	21,846	257,787	27	327
Redemptions	(309,705)	(3,791,300)	(212,841)	(2,504,391)

Net increase (decrease)	2,436,706	$30,004,111	3,820,600	$44,574,409

Class E
Sales	234,264	$2,875,702	1,123,710	$13,226,374
Reinvestments	9,752	115,166	2,737	32,729
Redemptions	(176,741)	(2,187,117)	(411,668)	(4,811,351)

Net increase (decrease)	67,275	$803,751	714,779	$8,447,752

Increase (decrease) derived from capital share transactions	2,774,671	$34,150,182	5,309,311	$61,427,591

See accompanying notes to financial statements.

MSF-159

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.77		$11.64	$8.91	$11.64	$12.93	$13.41

Income From Investment Operations
Net investment income	0.03		0.08	0.03	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments	(0.17)		1.07	2.71	(2.72)	(1.31)	(0.09)

Total from investment operations	(0.14)		1.15	2.74	(2.70)	(1.28)	(0.06)

Less Distributions
Distributions from net investment income	(0.07)		(0.02)	(0.01)	(0.03)	(0.01)	(0.02)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.40)

Total distributions	(0.07)		(0.02)	(0.01)	(0.03)	(0.01)	(0.42)

Net Asset Value, End of Period	$12.56		$12.77	$11.64	$8.91	$11.64	$12.93

Total Return (%)	(1.1	)(b)	9.9	30.8	(23.2)	(9.9)	(0.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	(c)	0.74	0.79	0.77	0.76	0.78
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.70	(c)	0.73	0.77	0.76	0.75	0.77
Ratio of net investment income to average net assets (%)	0.52	(c)	0.68	0.28	0.22	0.27	0.23
Portfolio turnover rate (%)	33	(c)	37	37	49	67	62
Net assets, end of period (000)	$198,991		$198,913	$172,315	$127,939	$173,218	$180,072

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003					2004	2003	2002
Net Asset Value, Beginning of Period	$12.72		$11.60	$8.88	$8.96		$12.73		$11.61	$8.90	$11.63	$12.32

Income From Investment Operations
Net investment income	0.01		0.05	0.01	0.00		0.02		0.06	0.01	0.03	0.00
Net realized and unrealized gain (loss) on investments	(0.16)		1.08	2.72	(0.08)		(0.17)		1.08	2.71	(2.73)	(0.69)

Total from investment operations	(0.15)		1.13	2.73	(0.08)		(0.15)		1.14	2.72	(2.70)	(0.69)

Less Distributions
Distributions from net investment income	(0.05)		(0.01)	(0.01)	0.00		(0.05)		(0.02)	(0.01)	(0.03)	0.00

Total distributions	(0.05)		(0.01)	(0.01)	0.00		(0.05)		(0.02)	(0.01)	(0.03)	0.00

Net Asset Value, End of Period	$12.52		$12.72	$11.60	$8.88		$12.53		$12.73	$11.61	$8.90	$11.63

Total Return (%)	(1.2	)(b)	9.7	30.8	(0.9	)(b)	(1.1	)(b)	9.8	30.6	(23.3)	(5.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	(c)	0.99	1.04	1.02	(c)	0.86	(c)	0.89	0.94	0.92	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions(%) (d)	0.95	(c)	0.98	1.02	1.01	(c)	0.85	(c)	0.88	0.92	0.91	0.90	(c)
Ratio of net investment income to average net assets (%)	0.29	(c)	0.93	0.06	0.00	(c)	0.37	(c)	0.56	0.14	0.07	0.75	(c)
Portfolio turnover rate (%)	33	(c)	37	37	49		33	(c)	37	37	49	67
Net assets, end of period (000)	$78,668		$48,955	$325	$1		$27,750		$27,341	$16,646	$3,119	$23

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-160

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Mutual Funds—100.0% of Total Net Assets

Shares		Value (Note 1)

	Investment Company—100.0%
27,660,454	Metropolitan Series Fund, Inc., Capital Guardian U.S. Equity Portfolio (Class A)	$316,435,591
1,792,121	Metropolitan Series Fund, Inc., FI Value Leaders Portfolio (Class A)	315,646,278
30,461,659	Metropolitan Series Fund, Inc., Jennison Growth Portfolio (Class A)	332,032,085

		964,113,954

	Total Mutual Funds (Identified Cost $837,545,894)	964,113,954

	Total Investments—100.0% (Identified Cost $837,545,894) (a)	964,113,954
	Other assets less liabilities	(123,421)

	Total Net Assets—100%	$963,990,533

See accompanying notes to schedule of investments and financial statements.

MSF-161

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$964,113,954
Receivable for:
Securities sold		657,328
Fund shares sold		284,487

Total Assets		965,055,769
Liabilities
Payable for:
Fund shares redeemed	$941,815
Accrued expenses:
Deferred directors fees	108,867
Other expenses	14,554

Total Liabilities		1,065,236

Net Assets		$963,990,533

Net assets consist of:
Capital paid in		$985,612,435
Undistributed net investment income		5,132,509
Accumulated net realized gains (losses)		(153,322,471)
Unrealized appreciation (depreciation) on investments		126,568,060

Net Assets		$963,990,533

Computation of offering price:
Class A
Net asset value and redemption price per share ($963,990,533 divided by 2,552,712 shares outstanding)		$377.63

Identified cost of investments		$837,545,894

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$5,231,919

Expenses
Directors’ fees and expenses	$90
Custodian	8,773
Audit and tax services	15,112
Legal	17,657
Miscellaneous	1,646

Total expenses		43,278

Net Investment Income		5,188,641

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		8,086,787
Unrealized appreciation (depreciation) on:
Investments—net		(16,240,286)

Net gain (loss)		(8,153,499)

Net Increase (Decrease) in Net Assets From Operations		$(2,964,858)

See accompanying notes to financial statements.

MSF-162

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$5,188,641	$9,094,173
Net realized gain (loss)	8,086,787	10,642,133
Unrealized appreciation (depreciation)	(16,240,286)	84,922,832

Increase (decrease) in net assets from operations	(2,964,858)	104,659,138

From Distributions to Shareholders
Net Investment Income	(9,105,003)	(4,637,824)

Total distributions	(9,105,003)	(4,637,824)

From Capital Share Transactions
Proceeds from sale of shares	53,470,474	116,072,361
Reinvestment of distributions	9,105,003	4,637,824
Cost of shares redeemed	(115,898,024)	(234,331,764)

Increase (decrease) in net assets from capital share transactions	(53,322,547)	(113,621,579)

Total increase (decrease) in net assets	(65,392,408)	(13,600,265)

Net Assets
Beginning of the period	1,029,382,941	1,042,983,206

End of the period	$963,990,533	$1,029,382,941

Undistributed (Overdistributed) Net Investment Income
End of the period	$5,132,509	$9,048,871

Number of shares of the Portfolio:
Issued from the sale of shares	143,191	330,042
Issued in reinvestment of distributions	25,337	13,106
Redeemed	(310,715)	(665,411)

Net Change	(142,187)	(322,263)

See accompanying notes to financial statements.

MSF-163

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights (Unaudited)

	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$381.97		$345.68	$263.54	$338.82	$411.89	$434.74

Income From Investment Operations
Net investment income	2.17		3.44	1.57	0.79	1.37	5.85
Net realized and unrealized gain (loss) on investments	(2.99)		34.45	81.36	(75.01)	(68.85)	(26.21)

Total from investment operations	(0.82)		37.89	82.93	(74.22)	(67.48)	(20.36)

Less Distributions
Distributions from net investment income	(3.52)		(1.60)	(0.79)	(1.06)	(5.59)	(0.13)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.36)

Total distributions	(3.52)		(1.60)	(0.79)	(1.06)	(5.59)	(2.49)

Net Asset Value, End of Period	$377.63		$381.97	$345.68	$263.54	$338.82	$411.89

Total Return (%)	(0.2	)(b)	11.0	31.5	(22.0)	(16.4)	(4.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.01	(a)(c)	0.01 (a)	0.01 (a)	0.26	0.69	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (d)	—		—	—	0.25	0.68	0.65
Ratio of net investment income to average net assets (%)	1.07	(c)	0.91	0.50	0.23	0.33	1.34
Portfolio turnover rate (%)	4	(c)	4	6	302	245	272
Net assets, end of period (000)	$963,991		$1,029,383	$1,042,983	$888,712	$1,310,358	$1,744,283

(a)	The ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-164

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—97.5% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.5%
204,200	Alliant Techsystems, Inc. (b)	$14,416,520

	Biotechnology—1.9%
381,500	Charles River Laboratories International, Inc. (b)	18,407,375

	Capital Markets—2.6%
144,300	Nuveen Investments, Inc. (Class A) (c)	5,428,566
141,100	T. Rowe Price Group, Inc.	8,832,860
34,800	The Chicago Merchantile Exchange (c)	10,283,400

		24,544,826

	Commercial Banks—0.5%
72,100	City National Corp.	5,170,291

	Commercial Services & Supplies—3.8%
258,400	Cogent, Inc. (b) (c)	7,377,320
146,200	Equifax, Inc.	5,220,802
211,600	Stericycle, Inc. (b) (c)	10,647,712
155,900	The Corporate Executive Board Co.	12,211,647

		35,457,481

	Communications Equipment—4.2%
378,500	Adtran, Inc.	9,383,015
518,100	Foundry Networks, Inc. (b) (c)	4,471,203
428,000	Harris Corp.	13,357,880
360,000	Scientific-Atlanta, Inc.	11,977,200

		39,189,298

	Computers & Peripherals—2.1%
375,700	Avid Technology, Inc. (b) (c)	20,017,296

	Consumer Finance—0.7%
395,100	Providian Financial Corp. (b)	6,965,613

	Containers & Packaging—2.5%
417,300	Owens-Illinois, Inc. (b)	10,453,365
272,300	Sealed Air Corp. (b)	13,557,817

		24,011,182

	Diversified Consumer Services—1.1%
296,300	Corinthian Colleges, Inc. (b) (c)	3,783,751
137,100	Laureate Education, Inc. (b)	6,561,606

		10,345,357

	Diversified Telecommunication Services—1.8%
608,500	Amdocs, Ltd. (b)	16,082,655
36,100	NeuStar, Inc. (Class A) (b)	924,160

		17,006,815

	Electronic Equipment & Instruments—2.5%
340,600	Amphenol Corp. (Class A)	13,681,902
168,800	CDW Corp.	9,636,792

		23,318,694

Shares		Value (Note 1)

	Energy Equipment & Services—1.9%
248,200	ENSCO International, Inc.	$8,873,150
149,300	Noble Corp. (b)	9,183,443

		18,056,593

	Health Care Equipment & Supplies—6.3%
216,900	C.R. Bard, Inc.	14,426,019
602,100	Cytyc Corp. (b)	13,282,326
150,500	Fisher Scientific International, Inc. (b)	9,767,450
66,700	Kinetic Concepts, Inc. (b)	4,002,000
464,800	PerkinElmer, Inc.	8,784,720
252,800	Varian Medical Systems, Inc. (b)	9,437,024

		59,699,539

	Health Care Providers & Services—10.8%
57,000	Aetna, Inc.	4,720,740
326,900	Caremark Rx, Inc. (b)	14,553,588
497,700	Community Health Systems, Inc. (b)	18,808,083
139,300	Coventry Health Care, Inc. (b)	9,855,475
303,200	Medco Health Solutions, Inc. (b)	16,178,752
260,800	Omnicare, Inc.	11,065,744
202,600	Triad Hospitals, Inc. (b)	11,070,064
227,800	WellPoint, Inc. (b)	15,863,992

		102,116,438

	Hotels, Restaurants & Leisure—5.1%
283,200	GTECH Holdings Corp.	8,280,768
194,600	Marriott International, Inc. (Class A)	13,275,612
218,900	Orient Express Hotels, Ltd.	6,932,563
382,800	Ruby Tuesday, Inc. (c)	9,914,520
166,000	Starwood Hotels & Resorts Worldwide, Inc. (Class B)	9,722,620

		48,126,083

	IT Services—6.7%
303,600	Alliance Data Systems Corp. (b)	12,314,016
132,500	CACI International, Inc. (Class A) (b)	8,368,700
955,900	Ceridian Corp. (b)	18,620,932
300,600	Syniverse Holdings, Inc. (b)	4,208,400
669,200	VeriSign, Inc. (b)	19,246,192

		62,758,240

	Internet & Catalog Retail—1.3%
359,800	MSC Industrial Direct Co. (Class A)	12,143,250

	Leisure Equipment & Products—1.1%
514,300	Marvel Enterprises, Inc. (b) (c)	10,141,996

	Machinery—1.8%
392,700	Pentair, Inc.	16,811,487

	Media—3.8%
632,100	CKX, Inc.	8,131,966
182,000	Getty Images, Inc. (b) (c)	13,515,320
501,800	Univision Communications, Inc. (Class A) (b)	13,824,590

		35,471,876

See accompanying notes to schedule of investments and financial statements.

MSF-165

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Metals & Mining—2.9%
337,000	CONSOL Energy, Inc.	$18,056,460
236,800	Massey Energy Co. (c)	8,932,096

		26,988,556

	Oil, Gas & Consumable Fuels—4.7%
492,100	EOG Resources, Inc.	27,951,280
413,800	Newfield Exploration Co. (b)	16,506,482

		44,457,762

	Pharmaceuticals—1.5%
426,200	Shire Pharmaceuticals Group, Plc. (ADR) (c)	13,979,360

	Semiconductor & Semiconductor Equipment—4.7%
703,800	Altera Corp. (b)	13,949,316
335,700	Lam Research Corp. (b) (c)	9,715,158
297,500	Linear Technology Corp.	10,915,275
453,000	National Semiconductor Corp.	9,979,590

		44,559,339

	Software—5.4%
364,600	Adobe Systems, Inc.	10,434,852
161,800	Mercury Interactive Corp.	6,206,648
485,900	NAVTEQ (b)	18,065,762
116,600	Salesforce.com, Inc. (b) (c)	2,387,968
569,128	VERITAS Software Corp. (b)	13,886,723

		50,981,953

	Specialty Retail—8.2%
282,400	Aeropostale, Inc. (b)	9,488,640
317,500	Bed Bath & Beyond, Inc. (b)	13,265,150
523,800	Chico’s FAS, Inc. (b)	17,955,864
363,800	Foot Locker, Inc.	9,902,636

Shares		Value (Note 1)

	Specialty Retail—(Continued)
327,849	Staples, Inc.	$6,989,741
488,500	Williams-Sonoma, Inc. (b)	19,329,945

		76,931,976

	Textiles, Apparel & Luxury Goods—1.9%
225,000	Coach, Inc. (b)	7,553,250
454,800	The Warnaco Group, Inc. (b) (c)	10,574,100

		18,127,350

	Wireless Telecommunication Services—4.2%
781,800	American Tower Corp. (Class A) (b) (c)	16,433,436
919,800	Nextel Partners, Inc. (Class A) (b)	23,151,366

		39,584,802

	Total Common Stocks (Identified Cost $754,556,858)	919,787,348

Short Term Investments—1.2%
Face Amount

	Discount Notes—1.2%
$10,900,000	Federal Home Loan Bank 2.650%, 07/01/05	10,900,000

	Total Short Term Investments (Identified Cost $10,900,000)	10,900,000

	Total Investments—98.7% (Identified Cost $765,456,858) (a)	930,687,348
	Other assets less liabilities	12,659,832

	Total Net Assets—100%	$943,347,180

See accompanying notes to schedule of investments and financial statements.

MSF-166

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$930,687,348
Cash		7,978
Collateral for securities loaned		96,083,178
Receivable for:
Securities sold		19,406,503
Fund shares sold		153,926
Dividends and interest		94,246

Total Assets		1,046,433,179
Liabilities
Payable for:
Fund shares redeemed	$820,521
Securities purchased	5,436,620
Return of collateral for securities loaned	96,083,178
Accrued expenses:
Management fees	565,589
Service and distribution fees	3,548
Other expenses	176,543

Total Liabilities		103,085,999

Net Assets		$943,347,180

Net assets consist of:
Capital paid in		$1,144,071,272
Undistributed net investment loss		(1,869,515)
Accumulated net realized losses		(364,085,067)
Unrealized appreciation (depreciation) on investments		165,230,490

Net Assets		$943,347,180

Computation of offering price:
Class A
Net asset value and redemption price per share ($919,163,858 divided by 44,288,541 shares outstanding)		$20.75

Class B
Net asset value and redemption price per share ($7,303,487 divided by 367,215 shares outstanding)		$19.89

Class E
Net asset value and redemption price per share ($16,879,835 divided by 817,200 shares outstanding)		$20.66

Identified cost of investments		$765,456,858

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$1,512,026	(a)
Interest		255,430	(b)

		1,767,456
Expenses
Management fees	$3,368,576
Service and distribution fees—Class B	6,918
Service and distribution fees—Class E	12,491
Directors’ fees and expenses	10,290
Custodian	101,217
Audit and tax services	11,719
Legal	17,685
Printing	125,708
Insurance	10,462
Miscellaneous	7,145

Total expenses before reductions	3,672,211
Expense reductions	(35,240)	3,636,971

Net Investment Income (Loss)		(1,869,515)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		44,924,063
Unrealized appreciation (depreciation) on:
Investments—net		(22,419,797)

Net gain (loss)		22,504,266

Net Increase (Decrease) in Net Assets From Operations		$20,634,751

(a)	Net of foreign taxes of $5,361.
(b)	Includes income on securities loaned of $37,633.

See accompanying notes to financial statements.

MSF-167

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment loss	$(1,869,515)	$(3,534,126)
Net realized gain	44,924,063	130,549,598
Unrealized depreciation	(22,419,797)	(13,231,417)

Increase (decrease) in net assets from operations	20,634,751	113,784,055

Increase (decrease) in net assets from capital share transactions	(54,081,212)	(75,173,373)

Total increase (decrease) in net assets	(33,446,461)	38,610,682

Net Assets
Beginning of the period	976,793,641	938,182,959

End of the period	$943,347,180	$976,793,641

Undistributed Net Investment Loss
End of the period	$(1,869,515)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,344,626	$26,843,115	1,487,380	$27,187,174
Redemptions	(4,130,436)	(82,481,130)	(6,050,901)	(110,829,555)

Net increase (decrease)	(2,785,810)	$(55,638,015)	(4,563,521)	$(83,642,381)

Class B
Sales	182,210	$3,482,288	226,300	$3,970,375
Redemptions	(28,999)	(557,109)	(12,296)	(212,475)

Net increase (decrease)	153,211	$2,925,179	214,004	$3,757,900

Class E
Sales	56,723	$1,117,658	582,858	$10,654,247
Redemptions	(125,290)	(2,486,035)	(327,422)	(5,943,139)

Net increase (decrease)	(68,567)	$(1,368,377)	255,436	$4,711,108

Increase (decrease) derived from capital share transactions	(2,701,166)	$(54,081,212)	(4,094,081)	$(75,173,373)

See accompanying notes to financial statements.

MSF-168

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.28		$17.95	$12.75	$17.88	$31.59	$38.45

Income From Investment Operations
Net investment income (loss)	(0.04)		(0.07)	(0.06)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.51		2.40	5.26	(5.10)	(6.73)	(1.98)

Total from investment operations	0.47		2.33	5.20	(5.13)	(6.75)	(2.02)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(6.95)	(4.84)

Total distributions	0.00		0.00	0.00	0.00	(6.96)	(4.84)

Net Asset Value, End of Period	$20.75		$20.28	$17.95	$12.75	$17.88	$31.59

Total Return (%)	2.3	(b)	13.0	40.8	(28.7)	(23.8)	(7.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)	0.79	0.81	0.79	0.77	0.73
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)	0.78	0.79	0.77	0.76	0.72
Ratio of net investment income (loss) to average net assets (%)	(0.40	)(c)	(0.38)	(0.38)	(0.18)	(0.11)	(0.12)
Portfolio turnover rate (%)	70	(c)	95	98	134	150	170
Net assets, end of period (000)	$919,164		$954,736	$926,897	$687,325	$1,069,246	$1,501,072

	Class B				Class E
	Six months ended June 30, 2005		April 26, 2004(a) through December 31, 2004		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
							2004	2003	2002
Net Asset Value, Beginning of Period	$19.46		$18.12		$20.20		$17.90	$12.74	$17.88	$20.66

Income From Investment Operations
Net investment income (loss)	(0.05)		(0.03)		(0.06)		(0.09)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	0.48		1.37		0.52		2.39	5.20	(5.13)	(2.76)

Total from investment operations	0.43		1.34		0.46		2.30	5.16	(5.14)	(2.78)

Net Asset Value, End of Period	$19.89		$19.46		$20.66		$20.20	$17.90	$12.74	$17.88

Total Return (%)	2.2	(b)	7.4	(b)	2.3	(b)	12.8	40.6	(28.8)	(13.4	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	(c)	1.04	(c)	0.94	(c)	0.94	0.96	0.94	0.92	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.03	(c)	1.03	(c)	0.93	(c)	0.93	0.94	0.92	0.91	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.65	)(c)	(0.56	)(c)	(0.55	)(c)	(0.52)	(0.52)	(0.24)	(0.12	)(c)
Portfolio turnover rate (%)	70	(c)	95		70	(c)	95	98	134	150
Net assets, end of period (000)	$7,303		$4,165		$16,880		$17,893	$11,286	$1,361	$0.1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-169

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—100.0% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.0%
27,500	ARGON ST, Inc. (b) (c)	$976,250
333,600	Empresa Brasileira de Aeronautica S.A. (ADR) (c)	11,032,152
96,300	Essex Corp. (b) (c)	2,203,344
63,000	L-3 Communications Holdings, Inc.	4,824,540

		19,036,286

	Airlines—0.4%
328,360	WestJet Airlines, Ltd., (CAD)	3,656,779

	Automobiles—1.1%
121,703	Renault S.A. (c), (EUR)	10,692,554

	Beverages—0.9%
147,100	Molson Coors Brewing Co.	9,120,200

	Biotechnology—1.4%
324,862	Neurocrine Biosciences, Inc. (b) (c)	13,663,696

	Business Services—0.1%
156,300	Service Corp. International	1,253,526

	Capital Markets—2.1%
238,550	Archipelago Holdings, Inc. (b) (c)	9,301,064
141,200	Greenhill & Co., Inc. (c)	5,720,012
232,000	Lazard, Ltd. (b) (c)	5,394,000

		20,415,076

	Chemicals—7.0%
362,000	Monsanto Co.	22,758,940
774,400	Mosaic Co. (b) (c)	12,049,664
120,370	Potash Corp. of Saskatchewan, Inc. (c), (CAD)	11,485,087
215,930	Potash Corp. of Saskatchewan, Inc. (c)	20,638,590
92,200	Wellman, Inc. (c)	939,518

		67,871,799

	Commercial Services & Supplies—1.5%
829,200	Knoll, Inc. (b) (c)	14,187,612

	Communications Equipment—7.4%
299,400	Comverse Technology, Inc. (b) (c)	7,080,810
51,700	Harris Corp. (c)	1,613,557
976,300	Motorola, Inc. (c)	17,827,238
1,287,700	Nokia Corp. (ADR)	21,427,328
325,508	Research In Motion, Ltd. (b) (c)	24,006,215

		71,955,148

	Construction & Engineering—1.3%
211,800	Fluor Corp. (c)	12,197,562

	Construction Materials—1.9%
58,600	Cemex S.A. de C.V. (ADR)	2,485,812
13,500	Martin Marietta Materials, Inc.	933,120
267,900	Texas Industries, Inc. (c)	15,064,017

		18,482,949

Shares		Value (Note 1)

	Diversified Consumer Services—3.4%
504,974	Career Education Corp. (b) (c)	$18,487,098
282,000	DeVry, Inc. (b) (c)	5,611,800
269,400	Universal Technical Institute, Inc. (b)	8,944,080

		33,042,978

	Diversified Financial Services—2.4%
847,834	Calamos Asset Management, Inc. (c)	23,094,998

	Diversified Telecommunication Services—9.8%
1,445,390	Citizens Communications Co. (c)	19,426,041
1,046,300	Hutchison Telecommunications International, Ltd. (ADR) (b)	15,631,722
71,400	NeuStar, Inc. (Class A) (b)	1,827,840
253,304	NTL, Inc. (b) (c)	17,331,060
275,200	Philippine Long Distance Telephone Co. (ADR) (b) (c)	7,994,560
1,323,100	Sprint Corp.	33,196,579

		95,407,802

	Electronic Equipment & Instruments—1.0%
9,600	Agilent Technologies, Inc. (b) (c)	220,992
800	FLIR Systems, Inc. (b)	23,872
941,999	Symbol Technologies, Inc. (c)	9,297,530

		9,542,394

	Energy Equipment & Services—10.4%
65,400	Cooper Cameron Corp. (b) (c)	4,058,070
228,900	Diamond Offshore Drilling, Inc. (c)	12,230,127
116,900	GlobalSantaFe Corp.	4,769,520
605,870	Grant Prideco, Inc. (b) (c)	16,025,261
546,246	National-Oilwell Varco, Inc. (b) (c)	25,968,535
163,900	Noble Corp. (b)	10,081,489
157,700	Seacor Smit, Inc. (b) (c)	10,140,110
294,008	Weatherford International, Ltd. (b) (c)	17,046,584

		100,319,696

	Food & Staples Retailing—2.9%
1,242,710	Safeway, Inc. (b) (c)	28,072,818

	Health Care Equipment & Supplies—2.7%
175,000	Cyberonics, Inc. (b) (c)	7,593,250
832,073	Cytyc Corp. (b)	18,355,530

		25,948,780

	Health Care Providers & Services—0.2%
43,100	Health Net, Inc. (b) (c)	1,644,696

	Hotels, Restaurants & Leisure—3.4%
2,600	Las Vegas Sands Corp. (b) (c)	92,950
652,600	Royal Caribbean Cruises, Ltd. (c)	31,559,736
282,720	Sportingbet, Plc., (GBP)	1,652,756

		33,305,442

See accompanying notes to schedule of investments and financial statements.

MSF-170

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Household Durables—5.7%
672,699	Harman International Industries, Inc. (c)	$54,730,791

	IT Services—0.6%
292,500	Wright Express Corp. (b)	5,402,475

	Industrial Conglomerates—0.2%
89,199	Smiths Group, Plc., (GBP)	1,467,756

	Internet Software & Services—2.4%
1,180,400	Arbinet Thexchange, Inc. (c)	7,908,680
101,300	Cogent Communications Group, Inc. (c) (c)	672,632
33,300	Google, Inc. (Class A) (b) (c)	9,795,195
105,400	Openwave Systems, Inc. (b) (c)	1,728,560
154,500	Sohu.com, Inc. (b)	3,386,640

		23,491,707

	Leisure Equipment & Products—2.0%
732,270	Eastman Kodak Co. (c)	19,661,450

	Machinery—0.4%
126,300	Flowserve Corp. (b) (c)	3,821,838

	Marine—0.3%
133,500	Diana Shipping, Inc. (c)	1,954,440
68,700	DryShips, Inc. (b) (c)	1,134,237

		3,088,677

	Media—4.7%
193,100	Getty Images, Inc. (b) (c)	14,339,606
223,100	Omnicom Group, Inc. (c)	17,816,766
550,600	Salem Communications Corp. (Class A) (b) (c)	10,923,904
185,400	The DIRECTV Group, Inc. (b) (c)	2,873,700

		45,953,976

	Metals & Mining—3.3%
421,100	Newmont Mining Corp.	16,435,533
436,200	Novelis, Inc. (c), (CAD)	11,057,138
192,562	Novelis, Inc.	4,944,992

		32,437,663

	Oil, Gas & Consumable Fuels—3.4%
35,200	Ashland, Inc. (b)	2,529,824
255,200	Goodrich Peteroleum Corp. (b) (c)	5,252,016
9,600	Peabody Energy Corp. (c)	499,584
172,200	Pioneer Natural Resources Co. (c)	7,246,176
368,900	Tesoro Petroleum Corp. (c)	17,161,228

		32,688,828

Shares		Value (Note 1)

	Road & Rail—1.3%
132,300	Burlington Northern Santa Fe Corp. (c)	$6,228,684
217,000	Norfolk Southern Corp. (c)	6,718,320

		12,947,004

	Semiconductor & Semiconductor Equipment—0.8%
47,800	NVIDIA Corp. (b) (c)	1,277,216
124,900	Silicon Laboratories, Inc. (b) (c)	3,273,629
418,600	Skyworks Solutions, Inc. (b) (c)	3,085,082

		7,635,927

	Specialty Retail—2.8%
134,800	Aeropostale, Inc. (b) (c)	4,529,280
9,600	Chico’s FAS, Inc. (b) (c)	329,088
76,500	Gamestop Corp. (Class A) (b) (c)	2,502,315
576,400	Tiffany & Co. (c)	18,882,864
9,600	Urban Outfitters, Inc. (b) (c)	544,224

		26,787,771

	Telecommunications—0.1%
22,178	Orascom Telecom Holding S.A.E (b) (c)	1,115,332

	Wireless Telecommunication Services—8.7%
1,354,300	American Tower Corp. (Class A) (b) (c)	28,467,386
179,100	Crown Castle International Corp. (b)	3,639,312
1,628,760	Nextel Communications, Inc. (Class A) (b) (c)	52,625,236

		84,731,934

	Total Common Stocks (Identified Cost $910,863,378)	968,875,920

Short Term Investments—0.9%
Face Amount

	Repurchase Agreement—0.9%
$8,722,000	State Street Corp. Repurchase Agreement dated 06/30/05 at 0.90% to be repurchased at $8,722,218 on 07/01/05, collateralized by $8,880,000 U.S. Treasury Note 3.625% due 1/15/10 with a value of $8,984,598.	$8,722,000

	Total Short Term Investments (Identified Cost $8,722,000)	8,722,000

	Total Investments—100.9% (Identified Cost $919,585,378) (a)	977,597,920
	Other assets less liabilities	(8,344,065)

	Total Net Assets—100%	$969,253,855

See accompanying notes to schedule of investments and financial statements.

MSF-171

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$977,597,920
Cash		979
Foreign cash at value (Identified cost $32 )		34
Collateral for securities loaned		177,196,373
Receivable for:
Securities sold		12,335,425
Fund shares sold		293,272
Dividends and interest		684,904

Total Assets		1,168,108,907
Liabilities
Payable for:
Fund shares redeemed	$575,945
Securities purchased	20,278,532
Withholding taxes	29,738
Return of collateral for securities loaned	177,196,373
Accrued expenses:
Management fees	543,346
Service and distribution fees	13,012
Deferred directors fees	1,738
Other expenses	216,368

Total Liabilities		198,855,052

Net Assets		$969,253,855

Net assets consist of:
Capital paid in		$1,697,835,144
Undistributed net investment income (loss)		607,027
Accumulated net realized gains (losses)		(787,200,860)
Unrealized appreciation (depreciation) on investments and foreign currency		58,012,544

Net Assets		$969,253,855

Computation of offering price:
Class A
Net asset value and redemption price per share ($890,637,372 divided by 56,047,461 shares outstanding)		$15.89

Class B
Net asset value and redemption price per share ($41,209,630 divided by 2,641,508 shares outstanding)		$15.60

Class E
Net asset value and redemption price per share ($37,406,853 divided by 2,376,714 shares outstanding)		$15.74

Identified cost of investments		$919,585,378

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$3,848,068 (a)
Interest		179,409 (b)

		4,027,477
Expenses
Management fees	$3,293,186
Service and distribution fees—Class B	46,981
Service and distribution fees—Class E	28,297
Directors’ fees and expenses	10,217
Custodian	151,891
Audit and tax services	11,600
Legal	38,243
Printing	116,390
Insurance	10,713
Miscellaneous	7,488

Total expenses before reductions	3,715,006
Expense reductions	(294,801)	3,420,205

Net Investment Income (Loss)		607,272

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	37,665,580
Foreign currency transactions—net	7,235	37,672,815

Unrealized appreciation (depreciation) on:
Investments—net	(67,758,776)
Foreign currency transactions—net	(502)	(67,759,278)

Net gain (loss)		(30,086,463)

Net Increase (Decrease) in Net Assets From Operations		$(29,479,191)

(a)	Net of foreign taxes of $142,336.
(b)	Includes income on securities loaned of $152,133.

See accompanying notes to financial statements.

MSF-172

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$607,272	$4,901,296
Net realized gain	37,672,815	204,182,456
Unrealized depreciation	(67,759,278)	(54,189,199)

Increase (decrease) in net assets from operations	(29,479,191)	154,894,553

From Distributions to Shareholders
Net investment income
Class A	0	(4,601,317)
Class B	0	(113,963)
Class E	0	(149,331)

Total distributions	0	(4,864,611)

Increase (decrease) in net assets from capital share transactions	(41,562,402)	(9,775,517)

Total increase (decrease) in net assets	(71,041,593)	140,254,425

Net Assets
Beginning of the period	1,040,295,448	900,041,023

End of the period	$969,253,855	$1,040,295,448

Undistributed (Overdistributed) Net Investment Income
End of the period	$607,027	$(245)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,328,208	$36,180,288	2,399,444	$34,476,337
Shares issued through acquisition	0	0	1,734,777	23,929,338
Reinvestments	0	0	284,383	4,601,317
Redemptions	(5,223,651)	(81,251,331)	(7,782,290)	(112,213,380)

Net increase (decrease)	(2,895,443)	$(45,071,043)	(3,363,686)	$(49,206,388)

Class B
Sales	617,299	$9,451,316	1,090,024	$15,417,201
Shares issued through acquisition	0	0	841,201	11,488,158
Reinvestments	0	0	7,167	113,963
Redemptions	(268,298)	(4,109,277)	(650,185)	(9,195,892)

Net increase (decrease)	349,001	$5,342,039	1,288,207	$17,823,430

Class E
Sales	166,657	$2,570,349	703,200	$9,983,997
Shares issued through acquisition	0	0	1,335,690	18,428,256
Reinvestments	0	0	9,310	149,331
Redemptions	(284,684)	(4,403,747)	(488,279)	(6,954,143)

Net increase (decrease)	(118,028)	$(1,833,398)	1,559,921	$21,607,441

Increase (decrease) derived from capital share transactions	(2,664,470)	$(41,562,402)	(515,558)	$(9,775,517)

See accompanying notes to financial statements.

MSF-173

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.34		$14.01	$10.41	$14.66	$23.38	$36.54

Income From Investment Operations
Net investment income (loss)	0.01		0.08	(0.03)	(0.03)	(0.03)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.46)		2.33	3.63	(4.22)	(8.69)	(10.66)

Total from investment operations	(0.45)		2.41	3.60	(4.25)	(8.72)	(10.76)

Less Distributions
Distributions from net investment income	0.00		(0.08)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(2.40)

Total distributions	0.00		(0.08)	0.00	0.00	0.00	(2.40)

Net Asset Value, End of Period	$15.89		$16.34	$14.01	$10.41	$14.66	$23.38

Total Return (%)	(2.8	)(b)	17.2	34.6	(29.0)	(37.3)	(31.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.75	0.77	0.75	0.74	0.70
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.69	(c)	0.70	0.76	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.14	(c)	0.53	(0.24)	(0.27)	(0.17)	(0.33)
Portfolio turnover rate (%)	141	(c)	217	39	78	105	118
Net assets, end of period (000)	$890,637		$963,074	$873,202	$681,221	$1,067,259	$1,783,379

	Class B
	Six months ended June 30, 2005		Year ended December 31,			January 2, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$16.06		$13.79	$10.27	$14.50	$21.47

Income From Investment Operations
Net investment income (loss)	0.00		0.09	(0.05)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.46)		2.23	3.57	(4.17)	(6.93)

Total from investment operations	(0.46)		2.32	3.52	(4.23)	(6.97)

Less Distributions
Distributions from net investment income	0.00		(0.05)	0.00	0.00	0.00

Total distributions	0.00		(0.05)	0.00	0.00	0.00

Net Asset Value, End of Period	$15.60		$16.06	$13.79	$10.27	$14.50

Total Return (%)	(2.9	)(b)	16.8	34.2	(29.2)	(32.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(c)	1.00	1.02	1.00	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.94	(c)	0.95	1.01	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.09	)(c)	0.44	(0.48)	(0.52)	(0.40	)(c)
Portfolio turnover rate (%)	141	(c)	217	39	78	105
Net assets, end of period (000)	$41,210		$36,819	$13,849	$9,037	$12,334

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-174

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$16.19		$13.90	$10.33	$14.58	$19.02

Income From Investment Operations
Net investment income (loss)	0.00		0.07	(0.03)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	(0.45)		2.28	3.60	(4.24)	(4.44)

Total from investment operations	(0.45)		2.35	3.57	(4.25)	(4.44)

Less Distributions
Distributions from net investment income	0.00		(0.06)	0.00	0.00	0.00

Total distributions	0.00		(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$15.74		$16.19	$13.90	$10.33	$14.58

Total Return (%)	(2.8	)(b)	17.0	34.6	(29.2)	(23.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	(c)	0.90	0.92	0.90	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	(c)	0.85	0.91	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.01	)(c)	0.55	(0.37)	(0.34)	(0.22	)(c)
Portfolio turnover rate (%)	141	(c)	217	39	78	105
Net assets, end of period (000)	$37,407		$40,402	$12,991	$3,605	$28

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-175

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—90.2% of Total Net Assets

Shares		Value (Note 1)

	Beverages—3.2%
1,989,500	The Pepsi Bottling Group, Inc.	$56,919,595

	Commercial Services & Supplies—13.5%
2,399,300	ARAMARK Corp. (Class B)	63,341,520
1,462,600	Equifax, Inc.	52,229,446
2,175,500	R.R. Donnelley & Sons Co.	75,076,505
832,800	The Dun & Bradstreet Corp. (b)	51,342,120

		241,989,591

	Diversified Consumer Services—5.3%
1,645,800	H&R Block, Inc.	96,032,430

	Diversified Financial Services—0.5%
212,000	Moody’s Corp.	9,531,520

	Electronic Equipment & Instruments—0.9%
298,300	CDW Corp.	17,029,947

	Health Care Equipment & Supplies—4.8%
420,000	Baxter International, Inc.	15,582,000
1,812,000	Hospira, Inc. (b)	70,668,000

		86,250,000

	Health Care Providers & Services—5.0%
2,105,600	Omnicare, Inc. (c)	89,340,608

	Hotels, Restaurants & Leisure—7.5%
1,553,000	Darden Restaurants, Inc.	51,217,940
1,612,400	Yum! Brands, Inc.	83,973,792

		135,191,732

	IT Services—2.5%
1,098,846	First Data Corp.	44,107,678

	Insurance—3.2%
2,596,000	Conseco, Inc. (b) (c)	56,644,720

	Leisure Equipment & Products—2.8%
2,707,000	Mattel, Inc.	49,538,100

	Media—11.5%
1,575,500	Cablevision Systems Corp. (Class A) (b) (c)	50,731,100
717,400	Knight-Ridder, Inc. (c)	44,005,316
1,380,200	The E.W. Scripps Co. (Class A) (c)	67,353,760
2,629,200	Time Warner, Inc. (b)	43,933,932

		206,024,108

	Office Electronics—2.9%
3,815,300	Xerox Corp. (b)	52,612,987

	Oil, Gas & Consumable Fuels—4.4%
1,430,000	Burlington Resources, Inc. (c)	78,993,200

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—3.1%
2,542,000	National Semiconductor Corp. (c)	$56,000,260

	Specialty Retail—2.3%
2,027,000	AutoNation, Inc. (b)	41,594,040

	Textiles, Apparel & Luxury Goods—4.1%
1,860,000	Liz Claiborne, Inc.	73,953,600

	Thrifts & Mortgage Finance—12.7%
6,236,200	Sovereign Bancorp, Inc. (c)	139,316,708
2,204,400	Washington Mutual, Inc.	89,697,036

		229,013,744

	Total Common Stocks (Identified Cost $1,207,230,491)	1,620,767,860

Short Term Investments—10.0%
Face Amount

	Repurchase Agreement—10.0%
$179,056,000

State Street Corp. Repurchase Agreement dated 06/30/05 at 1.400% to be repurchased at $179,062,963 on 07/01/05, collateralized by $9,100,000 U.S. Treasury Bond 7.250% due 05/15/16 with a value of $11,717,670 and by 5,010,000 U.S. Treasury Bond 7.500% due 11/15/16 with a value of $6,594,413 and by $8,565,000 U.S. Treasury Bond 8.125% due 08/15/19 with a value of $12,372,305 and by $50,000,000 U.S. Treasury Note 2.625% due 05/15/08 with a value of $48,757,800 and by $53,830,000 U.S. Treasury Note 3.625% due 01/15/10 with a value of $54,464,064 and by $24,035,000 U.S. Treasury Note 3.625% due 04/30/07 with a value of $24,171,903 and by $24,385,000 U.S. Treasury Note 3.750% due 05/15/08 with a value of $24,560,279.

		$179,056,000

	Total Short Term Investments (Identified Cost $179,056,000)	179,056,000

	Total Investments—100.2% (Identified Cost $1,386,286,491) (a)	1,799,823,860
	Other assets less liabilities	(3,596,239)

	Total Net Assets—100%	$1,796,227,621

See accompanying notes to schedule of investments and financial statements.

MSF-176

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$1,620,767,860
Repurchase agreement		179,056,000
Cash		910
Collateral for securities loaned		117,675,002
Receivable for:
Securities sold		1,941,779
Fund shares sold		1,240,681
Dividends and interest		617,271

Total Assets		1,921,299,503
Liabilities
Payable for:
Fund shares redeemed	$2,178,060
Securities purchased	3,711,810
Return of collateral for securities loaned	117,675,002
Accrued expenses:
Management fees	1,058,726
Service and distribution fees	148,713
Deferred directors fees	28,398
Other expenses	271,173

Total Liabilities		125,071,882

Net Assets		$1,796,227,621

Net assets consist of:
Capital paid in		$1,293,596,612
Undistributed net investment income		784,669
Accumulated net realized gains		88,308,971
Unrealized appreciation (depreciation) on investments		413,537,369

Net Assets		$1,796,227,621

Computation of offering price:
Class A
Net asset value and redemption price per share ($946,358,374 divided by 3,684,727 shares outstanding)		$256.83

Class B
Net asset value and redemption price per share ($561,654,364 divided by 2,224,648 shares outstanding)		$252.47

Class E
Net asset value and redemption price per share ($288,214,883 divided by 1,132,361 shares outstanding)		$254.53

Identified cost of investments		$1,386,286,491

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$7,006,822
Interest		1,103,652	(a)

		8,110,474
Expenses
Management fees	$6,090,703
Service and distribution fees—Class B	661,154
Service and distribution fees—Class E	206,829
Directors’ fees and expenses	12,009
Custodian	93,684
Audit and tax services	10,168
Legal	28,628
Printing	225,749
Insurance	16,711
Miscellaneous	10,863

Total expenses before reductions	7,356,498
Expense reductions	(68,074)	7,288,424

Net Investment Income		822,050

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		88,315,008
Unrealized appreciation (depreciation) on:
Investments—net		18,895,491

Net gain (loss)		107,210,499

Net Increase (Decrease) in Net Assets From Operations		$108,032,549

(a)	Includes Income on securities loaned of $27,103.

See accompanying notes to financial statements.

MSF-177

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$822,050	$391,069
Net realized gain	88,315,008	18,185,250
Unrealized appreciation	18,895,491	125,457,565

Increase (decrease) in net assets from operations	108,032,549	144,033,884

From Distributions to Shareholders
Net investment income
Class A	(395,502)	(268,573)

Net realized gain
Class A	(9,502,828)	(6,725,644)
Class B	(5,693,453)	(7,188,107)
Class E	(2,990,330)	(2,644,323)

	(18,186,611)	(16,558,074)

Total distributions	(18,582,113)	(16,826,647)

Increase (decrease) in net assets from capital share transactions	37,024,380	182,392,649

Total increase (decrease) in net assets	126,474,816	309,599,886
Net Assets
Beginning of the period	1,669,752,805	1,360,152,919

End of the period	$1,796,227,621	$1,669,752,805

Undistributed (Overdistributed) Net Investment Income
End of the period	$784,669	$358,121

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	685,340	$167,512,539	1,097,468	$255,178,043
Reinvestments	41,204	9,898,330	30,907	6,994,217
Redemptions	(362,943)	(89,098,758)	(548,409)	(123,886,974)

Net increase (decrease)	363,601	$88,312,111	579,966	$138,285,286

Class B
Sales	325,638	$78,681,823	1,569,818	$349,336,732
Reinvestments	24,099	5,693,453	32,224	7,188,107
Redemptions	(537,990)	(128,435,705)	(1,633,636)	(366,785,835)

Net increase (decrease)	(188,253)	$(44,060,429)	(31,594)	$(10,260,996)

Class E
Sales	50,208	$12,222,039	395,813	$88,874,634
Reinvestments	12,557	2,990,330	11,774	2,644,323
Redemptions	(92,076)	(22,439,671)	(165,759)	(37,150,598)

Net increase (decrease)	(29,311)	$(7,227,302)	241,828	$54,368,359

Increase (decrease) in net assets from capital share transactions	146,037	$37,024,380	790,200	$182,392,649

See accompanying notes to financial statements.

MSF-178

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$243.86		$224.26	$169.33	$186.12	$146.67	$121.71

Income From Investment Operations
Net investment income (loss)	0.19		0.23	0.24	0.27	0.42	1.15
Net realized and unrealized gain (loss) on investments	15.53		21.85	54.97	(16.70)	40.09	23.81

Total from investment operations	15.72		22.08	55.21	(16.43)	40.51	24.96

Less Distributions
Distributions from net investment income	(0.11)		(0.10)	(0.28)	(0.36)	(1.06)	0.00
Distributions from net realized capital gains	(2.64)		(2.38)	0.00	0.00	0.00	0.00

Total distributions	(2.75)		(2.48)	(0.28)	(0.36)	(1.06)	0.00

Net Asset Value, End of Period	$256.83		$243.86	$224.26	$169.33	$186.12	$146.67

Total Return (%)	6.5	(b)	9.9	32.7	(8.8)	27.8	20.5
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	(c)	0.78	0.80	0.82	0.87	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.77	(c)	0.78	0.78	0.82	0.84	—
Ratio of net investment income (loss) to average net assets (%)	0.20	(c)	0.15	0.14	0.22	0.43	0.98
Portfolio turnover rate (%)	28	(c)	16	16	11	28	143
Net assets, end of period (000)	$946,358		$809,906	$614,742	$438,359	$370,959	$139,518
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	—	0.96

	Class B
	Six months ended June 30, 2005		Year ended December 31,			February 20, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$239.96		$221.17	$167.26	$184.25	$159.20

Income From Investment Operations
Net investment income (loss)	(0.10)		(0.24)	0.01	0.16	0.01
Net realized and unrealized gain (loss) on investments	15.25		21.41	54.02	(16.83)	25.04

Total from investment operations	15.15		21.17	54.03	(16.67)	25.05

Less Distributions
Distributions from net investment income	0.00		0.00	(0.12)	(0.32)	0.00
Distributions from net realized capital gains	(2.64)		(2.38)	0.00	0.00	0.00

Total distributions	(2.64)		(2.38)	(0.12)	(0.32)	0.00

Net Asset Value, End of Period	$252.47		$239.96	$221.17	$167.26	$184.25

Total Return (%)	6.4	(b)	9.7	32.3	(9.1)	15.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	(c)	1.03	1.05	1.07	1.12	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	(c)	1.03	1.03	1.07	1.09	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.05	)(c)	(0.09)	(0.13)	(0.06)	0.02	(c)
Portfolio turnover rate (%)	28	(c)	16	16	11	28
Net assets, end of period (000)	$561,654		$578,991	$540,656	$140,273	$24,082

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-179

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$241.77		$222.60	$168.22	$185.17	$164.26

Income From Investment Operations
Net investment income (loss)	0.06		0.04	0.07	0.25	0.02
Net realized and unrealized gain (loss) on investments	15.34		21.51	54.47	(16.85)	20.89

Total from investment operations	15.40		21.55	54.54	(16.60)	20.91

Less Distributions
Distributions from net investment income	0.00		0.00	(0.16)	(0.35)	0.00
Distributions from net realized capital gains	(2.64)		(2.38)	0.00	0.00	0.00

Total distributions	(2.64)		(2.38)	(0.16)	(0.35)	0.00

Net Asset Value, End of Period	$254.53		$241.77	$222.60	$168.22	$185.17

Total Return (%)	6.4	(b)	9.8	32.5	(9.0)	12.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	(c)	0.93	0.95	0.97	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	(c)	0.93	0.93	0.97	0.99	(c)
Ratio of net investment income (loss) to average net assets (%)	0.05	(c)	0.00	(0.03)	0.05	0.09	(c)
Portfolio turnover rate (%)	28	(c)	16	16	11	28
Net assets, end of period (000)	$288,215		$280,856	$204,755	$74,818	$10,416

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-180

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—98.8% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—0.7%
12,067	Alliant Techsystems, Inc. (b)	$851,930
21,606	Precision Castparts Corp.	1,683,107
2,758	Sequa Corp. (Class A) (b) (c)	182,497

		2,717,534

	Air Freight & Logistics—0.9%
28,001	C.H. Robinson Worldwide, Inc.	1,629,658
34,875	Expeditors International of Washington, Inc.	1,737,124

		3,366,782

	Airlines—0.3%
28,387	AirTran Holdings, Inc. (b) (c)	262,012
8,445	Alaska Air Group, Inc. (b) (c)	251,239
32,113	JetBlue Airways Corp. (b) (c)	656,389

		1,169,640

	Auto Components—1.0%
22,926	ArvinMeritor, Inc.	407,854
5,121	Bandag, Inc. (c)	235,822
18,473	BorgWarner, Inc.	991,446
51,001	Gentex Corp. (c)	928,218
21,940	Lear Corp.	798,177
10,677	Modine Manufacturing Co.	347,643

		3,709,160

	Automobiles—0.1%
14,995	Thor Industries, Inc. (c)	471,293

	Beverages—0.8%
68,305	Constellation Brands, Inc. (Class A) (b)	2,014,998
34,100	PepsiAmericas, Inc.	875,006

		2,890,004

	Biotechnology—1.9%
18,980	Cephalon, Inc. (b) (c)	755,594
21,800	Charles River Laboratories International, Inc. (b) (c)	1,051,850
16,529	Gen-Probe, Inc. (b)	598,846
16,985	Invitrogen Corp. (b)	1,414,681
10,356	Martek Biosciences Corp. (b) (c)	393,010
100,590	Millennium Pharmaceuticals, Inc. (b)	932,469
34,669	Protein Design Laboratories, Inc. (b) (c)	700,660
12,574	Techne Corp. (b)	577,272
30,425	Vertex Pharmaceuticals, Inc. (b) (c)	512,357

		6,936,739

	Building Products—0.1%
13,732	York International Corp. (c)	521,816

	Capital Markets—2.7%
25,184	A.G. Edwards, Inc.	1,137,058
43,024	Eaton Vance Corp.	1,028,704
21,844	Investors Financial Services Corp. (c)	826,140
16,973	Jefferies Group, Inc. (c)	643,107

Shares		Value (Note 1)

	Capital Markets—(Continued)
18,833	LaBranche & Co., Inc. (b) (c)	$118,648
35,983	Legg Mason, Inc.	3,746,190
21,806	Raymond James Financial, Inc.	616,019
27,102	SEI Investments Co. (c)	1,012,260
27,357	Waddell & Reed Financial, Inc. (Class A) (c)	506,104

		9,634,230

	Chemicals—2.8%
23,145	Airgas, Inc. (c)	570,987
15,230	Albemarle Corp.	555,438
20,584	Cabot Corp.	679,272
38,416	Crompton Corp. (c)	543,586
14,130	Cytec Industries, Inc. (c)	562,374
13,703	Ferro Corp. (c)	272,142
12,268	FMC Corp. (b)	688,726
72,262	Lyondell Chemical Co.	1,909,162
6,709	Minerals Technologies, Inc. (c)	413,274
23,274	Olin Corp. (c)	424,518
38,427	RPM International, Inc. (c)	701,677
15,448	Sensient Technologies Corp.	318,383
22,166	The Lubrizol Corp.	931,194
9,087	The Scotts Miracle-Gro Co. (Class A) (b)	647,085
16,675	Valspar Corp.	805,236

		10,023,054

	Commercial Banks—4.0%
41,775	Associated Banc-Corp.	1,406,147
17,118	Bank of Hawaii Corp. (c)	868,739
14,756	City National Corp.	1,058,153
53,007	Commerce Bancorp, Inc. (c)	1,606,642
15,939	Cullen/Frost Bankers, Inc.	759,493
27,344	FirstMerit Corp. (c)	713,952
16,732	Greater Bay Bancorp. (c)	441,223
51,312	Hibernia Corp. (Class A)	1,702,532
25,995	Mercantile Bankshares Corp.	1,339,522
11,605	SVB Financial Group (b) (c)	555,880
41,139	TCF Financial Corp.	1,064,677
13,461	Texas Regional Bancshares, Inc. (c)	410,291
50,718	The Colonial BancGroup, Inc.	1,118,839
10,725	WestAmerica Bancorp. (c)	566,387
22,084	Wilmington Trust Corp.	795,245

		14,407,722

	Commercial Services & Supplies—3.2%
29,210	Adesa, Inc.	635,902
8,112	Banta Corp.	367,960
29,501	ChoicePoint, Inc. (b)	1,181,515
26,264	Copart, Inc. (b) (c)	625,083
16,526	Deluxe Corp.	670,956
23,007	Herman Miller, Inc.	709,536
16,919	HNI Corp.	865,407
8,961	Kelly Services, Inc. (Class A) (c)	256,643
11,508	Korn/Ferry International, Inc. (b) (c)	204,267
29,457	Manpower, Inc.	1,171,799

See accompanying notes to schedule of investments and financial statements.

MSF-181

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Services & Supplies—(Continued)
42,187	Republic Services, Inc. (Class A)	$1,519,154
16,088	Rollins, Inc. (c)	322,403
15,739	Sotheby’s Holdings, Inc. (Class A) (b)	215,624
14,452	Stericycle, Inc. (b) (c)	727,225
18,553	The Brink’s Co.	667,908
22,272	The Dun & Bradstreet Corp. (b)	1,373,069

		11,514,451

	Communications Equipment—1.3%
125,465	3Com Corp. (b)	456,692
22,414	ADTRAN, Inc. (c)	555,643
16,240	Avocent Corp. (b)	424,514
16,763	CommScope, Inc. (b) (c)	291,844
43,681	Harris Corp. (c)	1,363,284
15,383	Plantronics, Inc. (c)	559,326
32,051	Polycom, Inc. (b)	477,880
32,597	Powerwave Technologies, Inc. (b) (c)	333,141
34,175	UTStarcom, Inc. (b) (c)	255,971

		4,718,295

	Computers & Peripherals—1.5%
23,341	Diebold, Inc.	1,052,912
11,000	Imation Corp. (c)	426,690
51,584	McDATA Corp. (Class A) (b) (c)	206,336
59,238	SanDisk Corp. (b) (c)	1,405,718
35,094	Storage Technology Corp. (b)	1,273,561
69,621	Western Digital Corp. (b) (c)	934,314

		5,299,531

	Construction & Engineering—0.6%
15,973	Dycom Industries, Inc. (b) (c)	316,425
12,141	Granite Construction, Inc. (c)	341,162
18,759	Jacobs Engineering Group, Inc. (b) (c)	1,055,381
31,943	Quanta Services, Inc. (b) (c)	281,099

		1,994,067

	Construction Materials—0.3%
15,242	Martin Marietta Materials, Inc.	1,053,527

	Consumer Finance—0.5%
48,294	AmeriCredit Corp. (b) (c)	1,231,497
28,241	MoneyGram International, Inc.	539,968

		1,771,465

	Containers & Packaging—0.5%
16,703	Longview Fibre Co. (c)	343,247
27,754	Packaging Corp. of America	584,222
32,447	Sonoco Products Co.	859,845

		1,787,314

	Diversified Consumer Services—1.4%
33,591	Career Education Corp. (b)	1,229,767
29,751	Corinthian Colleges, Inc. (b) (c)	379,920
21,188	DeVry, Inc. (b) (c)	421,641

Shares		Value (Note 1)

	Diversified Consumer Services—(Continued)
22,358	Education Management Corp. (b)	$754,135
15,097	ITT Educational Services, Inc. (b)	806,482
16,154	Laureate Education, Inc. (b) (c)	773,130
14,712	Regis Corp. (c)	574,945

		4,940,020

	Diversified Financial Services—0.5%
16,332	GATX Corp. (c)	563,454
30,972	Leucadia National Corp. (c)	1,196,448

		1,759,902

	Diversified Telecommunication Services—0.1%
80,366	Cincinnati Bell, Inc. (b) (c)	345,574

	Electric Utilities—3.9%
38,005	Alliant Energy Corp.	1,069,841
10,643	Black Hills Corp.	392,195
41,368	DPL, Inc.	1,135,552
25,357	Duquesne Light Holdings, Inc. (c)	473,669
24,388	Great Plains Energy, Inc. (c)	777,733
26,424	Hawaiian Electric Industries, Inc. (c)	708,427
13,799	IDACORP, Inc. (c)	422,663
42,316	Northeast Utilities	882,712
34,890	NSTAR (c)	1,075,659
29,495	OGE Energy Corp.	853,585
61,736	Pepco Holdings, Inc.	1,477,960
22,571	PNM Resources, Inc. (c)	650,270
32,718	Puget Energy, Inc.	764,947
38,447	Sierra Pacific Resources (b) (c)	478,665
28,326	Westar Energy, Inc.	680,674
38,256	Wisconsin Energy Corp.	1,491,984
12,368	WPS Resources Corp. (c)	695,700

		14,032,236

	Electrical Equipment—0.7%
22,777	AMETEK, Inc.	953,217
20,142	Hubbell, Inc. (Class B)	888,262
19,620	Thomas & Betts Corp. (b)	554,069

		2,395,548

	Electronic Equipment & Instruments—1.9%
28,846	Amphenol Corp. (Class A)	1,158,744
38,481	Arrow Electronics, Inc. (b)	1,045,144
39,459	Avnet, Inc. (b)	889,011
23,733	CDW Corp.	1,354,917
28,323	Kemet Corp. (b) (c)	178,435
21,862	National Instruments Corp. (c)	463,474
14,109	Newport Corp. (b)	195,551
14,178	Plexus Corp. (b) (c)	201,753
19,213	Technologies Data Corp. (b)	703,388
58,859	Vishay Intertechnology, Inc. (b)	698,656

		6,889,073

See accompanying notes to schedule of investments and financial statements.

MSF-182

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Energy Equipment & Services—3.9%
17,965	Cooper Cameron Corp. (b)	$1,114,728
49,620	ENSCO International, Inc.	1,773,915
22,621	FMC Technologies, Inc. (b)	723,193
40,705	Grant Prideco, Inc. (b)	1,076,647
25,614	Hanover Compressor Co. (b) (c)	294,817
16,739	Helmerich & Payne, Inc.	785,394
55,455	Patterson-UTI Energy, Inc.	1,543,313
48,071	Pride International, Inc. (b)	1,235,425
34,712	Smith International, Inc. (b)	2,211,154
19,856	Tidewater, Inc.	756,911
45,244	Weatherford International, Ltd. (b)	2,623,247

		14,138,744

	Food & Staples Retailing—1.0%
22,380	BJ’s Wholesale Club, Inc. (b)	727,126
14,725	Ruddick Corp.	375,929
21,365	Whole Foods Market, Inc.	2,527,480

		3,630,535

	Food Products—2.0%
49,214	Dean Foods Co. (b)	1,734,301
34,354	Hormel Foods Corp.	1,007,603
9,876	Lancaster Colony Corp.	423,878
32,757	Smithfield Foods, Inc. (b) (c)	893,283
19,102	The J. M. Smucker Co.	896,648
13,850	Tootsie Roll Industries, Inc. (c)	405,113
9,843	Treehouse Foods, Inc. (b)	280,618
99,443	Tyson Foods, Inc. (Class A)	1,770,086

		7,411,530

	Gas Utilities—0.7%
25,216	AGL Resources, Inc.	974,598
33,350	ONEOK, Inc.	1,088,878
15,923	WGL Holdings, Inc. (c)	535,650

		2,599,126

	Health Care Equipment & Supplies—2.6%
21,258	Advanced Medical Optics, Inc. (b) (c)	845,006
20,223	Beckman Coulter, Inc.	1,285,576
37,271	Cytyc Corp. (b)	822,198
24,707	Dentsply International, Inc.	1,334,178
19,469	Edwards Lifesciences Corp. (b) (c)	837,556
19,132	Hillenbrand Industries, Inc. (c)	967,123
11,820	INAMED Corp. (b)	791,586
22,618	STERIS Corp.	582,866
43,210	Varian Medical Systems, Inc. (b)	1,613,029
11,170	Varian, Inc. (b) (c)	422,114

		9,501,232

	Health Care Providers & Services—5.3%
16,035	Apria Healthcare Group, Inc. (b) (c)	555,452
22,164	Community Health Systems, Inc. (b)	837,578
20,608	Covance, Inc. (b)	924,681
35,114	Coventry Health Care, Inc. (b)	2,484,315

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
36,785	Health Net, Inc. (b)	$1,403,716
28,368	Henry Schein, Inc. (b) (c)	1,177,839
16,811	LifePoint Hospitals, Inc. (b) (c)	849,292
32,388	Lincare Holdings, Inc. (b)	1,322,726
34,326	Omnicare, Inc.	1,456,452
28,493	PacifiCare Health Systems, Inc. (b)	2,035,825
44,936	Patterson Cos., Inc. (b) (c)	2,025,715
22,237	Renal Care Group, Inc. (b)	1,025,126
26,433	Triad Hospitals, Inc. (b)	1,444,299
18,997	Universal Health Services, Inc. (Class B) (c)	1,181,233
25,025	VCA Antech, Inc. (b) (c)	606,856

		19,331,105

	Hotels, Restaurants & Leisure—2.3%
26,529	Applebee’s International, Inc.	702,753
11,564	Bob Evans Farms, Inc. (c)	269,673
21,962	Boyd Gaming Corp. (c)	1,122,917
29,011	Brinker International, Inc. (b)	1,161,891
15,307	CBRL Group, Inc. (c)	594,830
37,578	GTECH Holdings Corp.	1,098,781
14,459	International Speedway Corp. (Class A)	813,463
20,194	Krispy Kreme Doughnuts, Inc. (b) (c)	140,550
22,234	Outback Steakhouse, Inc.	1,005,866
21,078	Ruby Tuesday, Inc. (c)	545,920
25,534	The Cheesecake Factory, Inc. (b)	886,796

		8,343,440

	Household Durables—4.4%
22,407	American Greetings Corp. (Class A) (c)	593,786
11,520	Blyth, Inc. (c)	323,136
95,991	D.R. Horton, Inc.	3,610,222
17,351	Furniture Brands International, Inc. (c)	374,955
20,925	Harman International Industries, Inc.	1,702,458
15,955	Hovnanian Enterprises, Inc. (Class A) (b) (c)	1,040,266
47,294	Lennar Corp. (Class A)	3,000,804
19,412	Mohawk Industries, Inc. (b)	1,601,490
15,404	Ryland Group, Inc.	1,168,701
20,500	Toll Brothers, Inc. (b) (c)	2,081,775
18,489	Tupperware Corp. (c)	432,088

		15,929,681

	Household Products—0.6%
20,761	Church & Dwight, Inc.	751,548
23,374	Energizer Holdings, Inc. (b)	1,453,162

		2,204,710

	IT Services—2.8%
28,753	Acxiom Corp. (c)	600,363
21,811	Alliance Data Systems Corp. (b)	884,654
10,506	Anteon International Corp. (b) (c)	479,284
48,972	Ceridian Corp. (b)	953,974
20,218	Certegy, Inc.	772,732
27,804	Checkfree Corp. (b)	947,004
44,278	Cognizant Technology Solutions Corp. (Class A) (b)	2,086,822

See accompanying notes to schedule of investments and financial statements.

MSF-183

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	IT Services—(Continued)
16,468	CSG Systems International, Inc. (b) (c)	$312,563
24,836	DST Systems, Inc. (b)	1,162,325
28,251	Gartner, Inc. (Class A) (b) (c)	300,026
18,357	Keane, Inc. (b) (c)	251,491
33,899	MPS Group, Inc. (b)	319,328
39,505	The BISYS Group, Inc. (b)	590,205
27,896	Titan Corp. (b) (c)	634,355

		10,295,126

	Industrial Conglomerates—0.4%
10,184	Carlisle Cos., Inc. (c)	698,928
12,638	Teleflex, Inc. (c)	750,318

		1,449,246

	Insurance—4.3%
17,471	Allmerica Financial Corp. (b)	647,999
19,150	American Financial Group, Inc. (c)	641,908
12,810	AmerUs Group Co. (c)	615,521
30,478	Arthur J. Gallagher & Co.	826,868
20,353	Brown & Brown, Inc.	914,664
18,434	Everest Re Group, Ltd.	1,714,362
56,496	Fidelity National Financial, Inc.	2,016,342
28,102	First American Corp. (c)	1,128,014
22,826	HCC Insurance Holdings, Inc.	864,421
14,024	Horace Mann Educators Corp.	263,932
20,481	Ohio Casualty Corp. (b) (c)	495,231
59,746	Old Republic International Corp.	1,510,976
22,765	Protective Life Corp.	961,138
9,152	StanCorp Financial Group, Inc. (c)	700,860
18,956	Unitrin, Inc.	930,740
38,972	W.R. Berkley Corp.	1,390,521

		15,623,497

	Internet Software & Services—0.2%
12,289	F5 Networks, Inc. (b) (c)	580,471

	Investment Company—1.6%
46,300	MidCap SPDR Trust, Series 1 (c)	5,799,075

	Leisure Equipment & Products—0.1%
23,202	Callaway Golf Co. (c)	358,007

	Machinery—2.3%
29,569	AGCO Corp. (b) (c)	565,359
18,117	Crane Co. (c)	476,477
24,915	Donaldson Co., Inc.	755,672
15,824	Federal Signal Corp. (c)	246,854
18,075	Flowserve Corp. (b) (c)	546,949
22,626	Graco, Inc.	770,868
13,602	Harsco Corp. (c)	741,989
12,413	Kennametal, Inc.	569,136
10,735	Nordson Corp. (c)	367,996
33,237	Pentair, Inc.	1,422,876
24,574	SPX Corp. (c)	1,129,913

Shares		Value (Note 1)

	Machinery—(Continued)
6,043	Tecumseh Products Co. (Class A) (c)	$165,820
13,921	Trinity Industries, Inc. (c)	445,890

		8,205,799

	Marine—0.2%
14,314	Alexander & Baldwin, Inc.	663,454

	Media—2.1%
34,971	Belo Corp. (Class A)	838,255
15,544	Catalina Marketing Corp. (c)	394,973
10,882	Emmis Communications Corp. (Class A) (b) (c)	192,285
13,815	Entercom Communications Corp. (b) (c)	459,901
23,196	Harte-Hanks, Inc.	689,617
14,836	Lee Enterprises, Inc. (c)	594,775
7,839	Media General, Inc. (Class A) (c)	507,654
12,253	Scholastic Corp. (b) (c)	472,353
32,564	The Reader’s Digest Association, Inc. (Class A)	537,306
2,259	The Washington Post Co. (Class B)	1,886,333
16,338	Valassis Communications, Inc. (b)	605,323
27,866	Westwood One, Inc. (b)	569,302

		7,748,077

	Metals & Mining—0.2%
13,491	Steel Dynamics, Inc. (c)	354,139
26,152	Worthington Industries, Inc. (c)	413,201

		767,340

	Multi-Utilities—2.5%
79,089	Aquila, Inc. (b) (c)	285,511
48,166	Energy East Corp.	1,395,851
19,919	Equitable Resources, Inc. (c)	1,354,492
38,724	MDU Resources Group, Inc.	1,090,855
25,684	National Fuel Gas Co. (c)	742,525
27,740	Questar Corp.	1,828,066
37,118	SCANA Corp.	1,585,310
24,880	Vectren Corp.	714,802

		8,997,412

	Multiline Retail—1.0%
19,320	99 Cents Only Stores (b) (c)	245,557
35,470	Dollar Tree Stores, Inc. (b)	851,280
16,007	Neiman Marcus Group, Inc. (Class A)	1,551,399
45,694	Saks, Inc. (b)	866,815

		3,515,051

	Office Electronics—0.3%
23,540	Zebra Technologies Corp. (Class A) (b) (c)	1,030,817

	Oil, Gas & Consumable Fuels—4.4%
20,728	Arch Coal, Inc. (c)	1,129,054
18,443	Forest Oil Corp. (b)	774,606
57,296	Murphy Oil Corp.	2,992,570
41,334	Newfield Exploration Co. (b)	1,648,814

See accompanying notes to schedule of investments and financial statements.

MSF-184

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Oil, Gas & Consumable Fuels—(Continued)
28,465	Noble Energy, Inc.	$2,153,377
11,351	Overseas Shipholding Group, Inc.	677,087
38,913	Peabody Energy Corp.	2,025,033
47,086	Pioneer Natural Resources Co.	1,981,379
25,311	Plains Exploration & Production Co. (b)	899,300
19,947	Pogo Producing Co. (c)	1,035,648
21,118	Western Gas Resources, Inc. (c)	737,018

		16,053,886

	Paper & Forest Products—0.3%
18,287	Bowater, Inc. (c)	591,950
12,224	Glatfelter (c)	151,578
9,475	Potlatch Corp. (c)	495,827

		1,239,355

	Pharmaceuticals—1.8%
30,390	Barr Pharmaceuticals, Inc. (b)	1,481,208
75,787	IVAX Corp. (b)	1,629,420
11,181	Par Pharmaceutical Resources., Inc. (b) (c)	355,668
29,151	Perrigo Co.	406,365
34,261	Sepracor, Inc. (b) (c)	2,056,003
30,262	Valeant Pharmaceuticals International, Inc. (c)	533,519

		6,462,183

	Real Estate—3.2%
27,488	AMB Property Corp. (REIT)	1,193,804
35,505	Developers Diversified Realty Corp. (REIT)	1,631,810
17,566	Highwoods Properties, Inc. (REIT)	522,764
22,042	Hospitality Properties Trust (REIT)	971,391
28,465	Liberty Property Trust (REIT)	1,261,284
18,520	Mack-Cali Realty Corp. (REIT)	838,956
33,742	New Plan Excel Realty Trust (REIT)	916,770
16,435	Rayonier, Inc. (REIT) (c)	871,548
20,642	Regency Centers Corp. (REIT)	1,180,722
44,781	United Dominion Realty Trust, Inc. (REIT)	1,076,983
27,698	Weingarten Realty Investors (REIT) (c)	1,086,316

		11,552,348

	Road & Rail—1.0%
17,212	CNF, Inc.	772,819
44,556	J.B. Hunt Transport Services, Inc. (c)	859,931
20,306	Swift Transportation Co., Inc. (b) (c)	472,926
20,775	Werner Enterprises, Inc. (c)	408,021
18,776	Yellow Roadway Corp. (b) (c)	953,821

		3,467,518

	Semiconductor & Semiconductor Equipment—2.9%
147,687	Atmel Corp. (b) (c)	350,018
8,076	Cabot Microelectronics Corp. (b) (c)	234,123
29,912	Credence Systems Corp. (b) (c)	270,704
24,607	Cree, Inc. (b) (c)	626,740
43,092	Cypress Semiconductor Corp. (b) (c)	542,528
39,144	Fairchild Semiconductor International, Inc. (b) (c)	577,374
22,878	Integrated Circuit Systems, Inc. (b)	472,202

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—(Continued)
34,381	Integrated Device Technology, Inc. (b) (c)	$369,596
21,087	International Rectifier Corp. (b) (c)	1,006,272
49,990	Intersil Corp. (Class A) (c)	938,312
45,325	Lam Research Corp. (b)	1,311,706
37,153	Lattice Semiconductor Corp. (b) (c)	164,959
20,073	LTX Corp. (b) (c)	99,562
25,148	Micrel, Inc. (b) (c)	289,705
68,180	Microchip Technology, Inc.	2,019,492
61,514	RF Micro Devices, Inc. (b) (c)	334,021
24,169	Semtech Corp. (b) (c)	402,414
14,856	Silicon Laboratories, Inc. (b) (c)	389,376
45,398	TriQuint Semiconductor, Inc. (b) (c)	151,175

		10,550,279

	Software—2.6%
65,981	Activision, Inc. (b)	1,090,006
8,741	Advent Software, Inc. (b) (c)	177,093
89,718	Cadence Design Systems, Inc. (b)	1,225,548
22,061	Fair Isaac Corp. (c)	805,227
26,594	Jack Henry & Associates, Inc. (c)	486,936
24,592	Macromedia, Inc. (b)	939,906
16,497	Macrovision Corp. (b)	371,842
53,218	McAfee, Inc. (b)	1,393,247
25,551	Mentor Graphics Corp. (b)	261,898
23,287	RSA Security, Inc. (b) (c)	267,335
29,336	Sybase, Inc. (b) (c)	538,316
46,992	Synopsys, Inc. (b)	783,357
18,846	The Reynolds & Reynolds Co. (Class A)	509,407
11,586	Transaction Systems Architects, Inc. (Class A) (b)	285,363
25,840	Wind River Systems, Inc. (b) (c)	405,171

		9,540,652

	Specialty Retail—6.3%
28,237	Abercrombie & Fitch Co. (Class A)	1,939,882
23,426	Advance Auto Parts, Inc. (b)	1,512,148
18,134	Aeropostale, Inc. (b)	609,302
45,359	American Eagle Outfitters, Inc.	1,390,253
23,863	AnnTaylor Stores Corp. (b)	579,394
20,672	Barnes & Noble, Inc. (b)	802,074
23,246	Borders Group, Inc.	588,356
34,083	CarMax, Inc. (b)	908,312
59,011	Chico’s FAS, Inc. (b)	2,022,897
32,437	Claire’s Stores, Inc.	780,110
51,236	Foot Locker, Inc.	1,394,644
44,339	Michaels Stores, Inc.	1,834,304
34,548	O’Reilly Automotive, Inc. (b)	1,029,876
24,538	Pacific Sunwear of California, Inc. (b)	564,129
22,037	Payless Shoesource, Inc. (b)	423,110
46,944	PETsMART, Inc.	1,424,750
28,150	Pier 1 Imports, Inc. (c)	399,449
22,975	Rent-A-Center, Inc. (b)	535,088
48,150	Ross Stores, Inc.	1,392,017
21,444	Urban Outfitters, Inc. (b)	1,215,660
37,915	Williams-Sonoma, Inc. (b)	1,500,297

		22,846,052

See accompanying notes to schedule of investments and financial statements.

MSF-185

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Textiles, Apparel & Luxury Goods—0.2%
19,760	The Timberland Co. (Class A) (b) (c)	$765,107

	Thrifts & Mortgage Finance—2.3%
32,845	Astoria Financial Corp.	935,097
25,526	Independence Community Bank Corp.	942,675
20,431	IndyMac Bancorp, Inc.	832,155
79,893	New York Community Bancorp, Inc. (c)	1,447,661
28,179	Radian Group, Inc.	1,330,613
30,581	The PMI Group, Inc.	1,192,047
28,360	Washington Federal, Inc.	667,027
17,584	Webster Financial Corp.	820,997

		8,168,272

	Tobacco—0.1%
8,394	Universal Corp.	367,489

	Trading Companies & Distributors—0.5%
22,332	Fastenal Co. (c)	1,368,058
23,674	United Rentals, Inc. (b) (c)	478,452

		1,846,510

	Water Utilities—0.3%
31,327	Aqua America, Inc. (c)	931,665

Shares		Value (Note 1)

	Wireless Telecommunication Services—0.4%
35,758	Telephone & Data Systems, Inc. (c)	$1,459,284

	Total Common Stocks (Identified Cost $293,426,617)	357,723,052

Short Term Investments—1.4%
Face Amount

	Discount Notes—1.4%
$775,000	Federal Home Loan Bank 2.500%, 07/01/05	775,000
700,000	Federal National Mortgage Association 3.060%, 07/20/05	698,869
3,650,000	Federal National Mortgage Association 3.080%, 07/27/05	3,641,881

		5,115,750

	Total Short Term Investments (Identified Cost $5,115,750)	5,115,750

	Total Investments—100.2% (Identified Cost $298,542,367) (a)	362,838,802
	Other assets less liabilities	(827,954)

	Total Net Assets—100%	$362,010,848

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of June 30, 2005	Unrealized Appreciation
S&P 400 MidCap Futures	09/15/05	12	$4,118,985	$4,130,100	$11,115

See accompanying notes to schedule of investments and financial statements.

MSF-186

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$362,838,802
Cash		35,792
Collateral for securities loaned		87,700,768
Receivable for:
Fund shares sold		353,492
Dividends and interest		224,613

Total Assets		451,153,467
Liabilities
Payable for:
Fund shares redeemed	$406,148
Securities purchased	851,164
Futures variation margin	12,900
Return of collateral for securities loaned	87,700,768
Accrued expenses:
Management fees	71,514
Service and distribution fees	25,311
Other expenses	74,814

Total Liabilities		89,142,619

Net Assets		$362,010,848

Net assets consist of:
Capital paid in		$292,324,863
Undistributed net investment income		1,846,217
Accumulated net realized gains		3,532,218
Unrealized appreciation (depreciation) on investments and futures contracts		64,307,550

Net Assets		$362,010,848

Computation of offering price :
Class A
Net asset value and redemption price per share ($210,650,562 divided by 15,795,446 shares outstanding)		$13.34

Class B
Net asset value and redemption price per share ($87,548,066 divided by 6,606,126 shares outstanding)		$13.25

Class E
Net asset value and redemption price per share ($63,812,220 divided by 4,802,802 shares outstanding)		$13.29

Identified cost of investments		$298,542,367

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$2,347,452
Interest		229,674	(a)

		2,577,126
Expenses
Management fees	$415,411
Service and distribution fees—Class B	91,152
Service and distribution fees—Class E	45,998
Directors’ fees and expenses	10,298
Custodian	72,468
Audit and tax services	9,097
Legal	5,651
Printing	40,499
Insurance	3,149
Miscellaneous	27,317

Total expenses before reductions	721,040
Management fee waiver	(4,067)	716,973

Net Investment Income		1,860,153

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	5,878,957
Futures contracts—net	1,048,150	6,927,107

Unrealized appreciation (depreciation) on:
Investments—net	4,768,360
Futures contracts—net	(458,080)	4,310,280

Net gain (loss)		11,237,387

Net Increase (Decrease) in Net Assets From Operations		$13,097,540

(a)	Includes Income on securities loaned of $27,543.

See accompanying notes to financial statements.

MSF-187

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,860,153	$2,288,410
Net realized gain	6,927,107	15,790,833
Unrealized appreciation	4,310,280	25,780,717

Increase (decrease) in net assets from operations	13,097,540	43,859,960

From Distributions to Shareholders
Net investment income
Class A	(1,458,624)	(989,606)
Class B	(389,046)	(130,991)
Class E	(359,619)	(313,780)

	(2,207,289)	(1,434,377)

Net realized gain
Class A	(10,681,839)	(511,297)
Class B	(4,087,811)	(96,684)
Class E	(3,300,297)	(180,133)

	(18,069,947)	(788,114)

Total distributions	(20,277,236)	(2,222,491)

Increase (decrease) in net assets from capital share transactions	44,811,199	20,791,779

Total increase (decrease) in net assets	37,631,503	62,429,248

Net Assets
Beginning of the period	324,379,345	261,950,097

End of the period	$362,010,848	$324,379,345

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,846,217	$2,193,353

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,931,322	$25,790,235	3,491,412	$43,113,882
Reinvestments	983,033	12,140,463	119,785	1,500,903
Redemptions	(1,537,032)	(20,438,177)	(4,335,834)	(53,753,666)

Net increase (decrease)	1,377,323	$17,492,521	(724,637)	$(9,138,881)

Class B
Sales	2,079,558	$27,491,739	2,731,640	$33,587,197
Reinvestments	364,565	4,476,858	18,258	227,675
Redemptions	(554,773)	(7,335,685)	(725,630)	(8,946,441)

Net increase (decrease)	1,889,350	$24,632,912	2,024,268	$24,868,431

Class E
Sales	377,719	$5,032,014	2,785,948	$34,217,907
Reinvestments	297,312	3,659,915	39,545	493,913
Redemptions	(453,529)	(6,006,163)	(2,448,856)	(29,649,591)

Net increase (decrease)	221,502	$2,685,766	376,637	$5,062,229

Increase (decrease) derived from capital share transactions	3,488,175	$44,811,199	1,676,268	$20,791,779

See accompanying notes to financial statements.

MSF-188

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,				July 5, 2000(a) through December 31, 2000
			2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.71		$11.90	$8.87	$10.46	$10.64	$10.00

Income From Investment Operations
Net investment income	0.07		0.11	0.08	0.05	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.39		1.79	3.00	(1.60)	(0.19)	0.66

Total from investment operations	0.46		1.90	3.08	(1.55)	(0.13)	0.69

Less Distributions
Distributions from net investment income	(0.10)		(0.06)	(0.05)	(0.04)	(0.02)	(0.03)
Distributions from net realized capital gains	(0.73)		(0.03)	0.00	0.00	(0.03)	(0.02)

Total distributions	(0.83)		(0.09)	(0.05)	(0.04)	(0.05)	(0.05)

Net Asset Value, End of Period	$13.34		$13.71	$11.90	$8.87	$10.46	$10.64

Total Return (%)	3.8	(b)	16.0	35.0	(14.9)	(1.2)	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.35	(c)	0.35	0.40	0.43	0.45	0.45	(c)
Ratio of net investment income to average net assets (%)	1.20	(c)	0.85	0.85	0.70	0.71	0.92	(c)
Portfolio turnover rate (%)	31	(c)	42	22	46	45	124
Net assets, end of period (000)	$210,651		$197,642	$180,211	$117,340	$97,505	$61,934
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	0.52	0.83	(c)

	Class B
	Six months ended June 30, 2005		Year ended December 31,			January 2, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$13.61		$11.83	$8.83	$10.43	$10.54

Income From Investment Operations
Net investment income	0.05		0.06	0.05	0.03	0.04
Net realized and unrealized gain (loss) on investments	0.39		1.79	2.99	(1.60)	(0.10)

Total from investment operations	0.44		1.85	3.04	(1.57)	(0.06)

Less Distributions
Distributions from net investment income	(0.07)		(0.04)	(0.04)	(0.03)	(0.02)
Distributions from net realized capital gains	(0.73)		(0.03)	0.00	0.00	(0.03)

Total distributions	(0.80)		(0.07)	(0.04)	(0.03)	(0.05)

Net Asset Value, End of Period	$13.25		$13.61	$11.83	$8.83	$10.43

Total Return (%)	3.7	(b)	15.7	34.5	(15.1)	3.1 (b)
Ratio of operating expenses to average net assets (%)	0.60	(c)	0.60	0.65	0.68	0.70 (c)
Ratio of net investment income to average net assets (%)	0.96	(c)	0.61	0.61	0.46	0.48 (c)
Portfolio turnover rate (%)	31	(c)	42	22	46	45
Net assets, end of period (000)	$87,548		$64,207	$31,858	$12,790	$5,895
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	0.77 (c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-189

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$13.65		$11.86	$8.85	$10.45	$10.54

Income From Investment Operations
Net investment income	0.07		0.08	0.06	0.05	0.00
Net realized and unrealized gain (loss) on investments	0.38		1.79	3.00	(1.61)	(0.09)

Total from investment operations	0.45		1.87	3.06	(1.56)	(0.09)

Less Distributions
Distributions from net investment income	(0.08)		(0.05)	(0.05)	(0.04)	0.00
Distributions from net realized capital gains	(0.73)		(0.03)	0.00	0.00	0.00

Total distributions	(0.81)		(0.08)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$13.29		$13.65	$11.86	$8.85	$10.45

Total Return (%)	3.7	(b)	15.9	34.8	(15.0)	(0.9	)(b)
Ratio of operating expenses to average net assets (%)	0.50	(c)	0.50	0.55	0.58	0.60	(c)
Ratio of net investment income to average net assets (%)	1.05	(c)	0.71	0.71	0.62	0.00	(c)
Portfolio turnover rate (%)	31	(c)	42	22	46	45
Net assets, end of period (000)	$63,812		$62,530	$49,881	$9,804	$0.1
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	0.67	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-190

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—95.3% of Total Net Assets

Shares		Value (Note 1)

	Auto Components—2.7%
138,200	BorgWarner, Inc.	$7,417,194
159,400	Johnson Controls, Inc.	8,979,002

		16,396,196

	Building Products—1.8%
334,400	Masco Corp.	10,620,544

	Capital Markets—2.1%
102,900	The Bear Stearns Cos., Inc.	10,695,426
103,300	Waddell & Reed Financial, Inc. (Class A)	1,911,050

		12,606,476

	Commercial Banks—6.2%
369,800	Commerce Bancorp, Inc.	11,208,638
246,200	First Horizon National Corp.	10,389,640
429,240	North Fork Bancorp, Inc.	12,057,351
151,300	TCF Financial Corp.	3,915,644

		37,571,273

	Commercial Services & Supplies—1.3%
200,000	Manpower, Inc.	7,956,000

	Communications Equipment—1.0%
176,300	Scientific-Atlanta, Inc.	5,865,501

	Computers & Peripherals—1.6%
153,100	Lexmark International, Inc. (Class A) (b)	9,925,473

	Diversified Consumer Services—1.8%
296,500	Career Education Corp. (b)	10,854,865

	Diversified Financial Services—1.9%
264,700	CIT Group, Inc.	11,374,159

	Food Products—1.0%
221,100	Fresh del Monte Produce, Inc.	5,952,012

	Health Care Providers & Services—6.5%
169,500	Coventry Health Care, Inc. (b)	11,992,125
80,400	Health Management Associates, Inc. (Class A)	2,104,872
342,100	Omnicare, Inc.	14,515,303
156,200	WellPoint, Inc. (b)	10,877,768

		39,490,068

	Hotels, Restaurants & Leisure—1.4%
314,300	Ruby Tuesday, Inc.	8,140,370

	Household Durables—13.2%
197,500	Centex Corp.	13,957,325
112,400	Hovnanian Enterprises, Inc. (Class A) (b)	7,328,480
217,100	Lennar Corp. (Class A)	13,774,995
100,900	Mohawk Industries, Inc. (b)	8,324,250
165,000	Pulte Homes, Inc.	13,901,250
86,400	The Black & Decker Corp.	7,763,040

Shares		Value (Note 1)

	Household Durables—(Continued)
214,300	WCI Communities, Inc. (b)	$6,864,029
113,900	Whirlpool Corp.	7,985,529

		79,898,898

	Independent Power Producers & Energy Traders—1.0%
72,500	TXU Corp.	6,024,025

	Insurance—5.6%
161,400	Ambac Financial Group, Inc.	11,259,264
201,800	Arch Capital Group, Ltd. (b)	9,091,090
106,600	Endurance Specialty Holdings, Ltd.	4,031,612
190,300	RenaissanceRe Holdings, Ltd.	9,370,372

		33,752,338

	Internet Software & Services—1.1%
330,406	Check Point Software Technologies, Ltd. (b)	6,542,039

	Machinery—3.9%
282,000	Briggs & Stratton Corp.	9,762,840
109,500	Ingersoll-Rand Co., Ltd. (Class A)	7,812,825
174,000	Joy Global, Inc.	5,844,660

		23,420,325

	Marine—3.8%
293,800	Frontline, Ltd.	11,822,512
192,500	General Maritime Corp.	8,162,000
60,200	Teekay Shipping Corp.	2,642,780

		22,627,292

	Metals & Mining—2.2%
240,200	Alpha Natural Resources, Inc. (b)	5,735,976
84,600	Phelps Dodge Corp.	7,825,500

		13,561,476

	Multiline Retail—0.8%
190,120	Dollar Tree Stores, Inc. (b)	4,562,880

	Oil, Gas & Consumable Fuels—15.0%
217,900	Arch Coal, Inc.	11,869,013
369,200	Canadian Natural Resources, Ltd.	13,431,496
185,500	Denbury Resources, Inc. (b)	7,377,335
132,700	Overseas Shipholding Group, Inc.	7,915,555
126,100	Peabody Energy Corp.	6,562,244
112,700	Quicksilver Resources, Inc. (b)	7,204,911
52,100	Sunoco, Inc.	5,922,728
311,300	Talisman Energy, Inc. (c)	11,695,541
546,608	XTO Energy, Inc.	18,579,206

		90,558,029

	Personal Products—1.8%
415,900	NBTY, Inc. (b)	10,788,446

See accompanying notes to schedule of investments and financial statements.

MSF-191

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Specialty Retail—4.1%
198,700	Advance Auto Parts, Inc. (b)	$12,826,085
10,500	AutoZone, Inc. (b)	970,830
201,700	Foot Locker, Inc.	5,490,274
233,369	Rent-A-Center, Inc. (b)	5,435,164

		24,722,353

	Textiles, Apparel & Luxury Goods—4.8%
159,300	Liz Claiborne, Inc.	6,333,768
269,000	Reebok International, Ltd.	11,252,270
72,000	The Timberland Co. (Class A) (b)	2,787,840
154,600	VF Corp.	8,846,212

		29,220,090

	Thrifts & Mortgage Finance—8.7%
308,700	Astoria Financial Corp.	8,788,689
1,011,000	Hudson City Bancorp, Inc.	11,535,510
258,500	IndyMac Bancorp, Inc.	10,528,705
223,800	Radian Group, Inc.	10,567,836
291,000	The PMI Group, Inc.	11,343,180

		52,763,920

	Total Common Stocks (Identified Cost $523,522,523)	575,195,048

Short Term Investments4.8%

Face Amount		Value (Note 1)

	Repurchase Agreement—4.8%
$28,946,000	State Street Corp. Repurchase Agreement dated 06/30/05 at 0.900% to be repurchased at $28,946,724 on 07/01/05, collateralized by $29,855,000 U.S. Treasury Note 3.625% due 06/30/07 with a value of $29,817,681.	$28,946,000

	Total Short Term Investments (Identified Cost $28,946,000)	28,946,000

	Total Investments—100.1% (Identified Cost $552,468,523) (a)	604,141,048
	Other assets less liabilities	(827,932)

	Total Net Assets—100%	$603,313,116

See accompanying notes to schedule of investments and financial statements.

MSF-192

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$604,141,048
Cash		94
Receivable for:
Securities sold		20,428,804
Fund shares sold		533,951
Dividends and interest		240,002

Total Assets		625,343,899
Liabilities
Payable for:
Fund shares redeemed	$555,516
Securities purchased	21,031,800
Withholding taxes	2,014
Accrued expenses:
Management fees	324,283
Service and distribution fees	39,134
Other expenses	78,036

Total Liabilities		22,030,783

Net Assets		$603,313,116

Net assets consist of:
Capital paid in		$506,868,916
Undistributed net investment income		1,110,235
Accumulated net realized gains		43,661,311
Unrealized appreciation (depreciation) on investments and foreign currency		51,672,654

Net Assets		$603,313,116

Computation of offering price:
Class A
Net asset value and redemption price per share ($372,858,976 divided by 19,288,396 shares outstanding)		$19.33

Class B
Net asset value and redemption price per share ($149,298,668 divided by 7,786,774 shares outstanding)		$19.17

Class E
Net asset value and redemption price per share ($81,155,472 divided by 4,209,297 shares outstanding)		$19.28

Identified cost of investments		$552,468,523

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$3,173,396	(a)
Interest		72,613

		3,246,009
Expenses
Management fees	$1,792,328
Service and distribution fees—Class B	145,413
Service and distribution fees—Class E	56,397
Directors’ fees and expenses	10,298
Custodian	64,073
Audit and tax services	8,988
Legal	10,778
Printing	45,924
Insurance	4,048
Miscellaneous	2,802

Total expenses before reductions	2,141,049
Expense reductions	(37,975)	2,103,074

Net Investment Income		1,142,935

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		44,108,663
Unrealized appreciation (depreciation) on:
Investments—net	(25,239,640)
Foreign currency transactions—net	129	(25,239,511)

Net gain (loss)		18,869,152

Net Increase (Decrease) in Net Assets From Operations		$20,012,087

(a)	Net of foreign taxes of $1,991.

See accompanying notes to financial statements.

MSF-193

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,142,935	$1,347,350
Net realized gain	44,108,663	49,698,079
Unrealized appreciation (depreciation)	(25,239,511)	30,006,292

Increase (decrease) in net assets from operations	20,012,087	81,051,721

From Distributions to Shareholders
Net investment income
Class A	(1,093,272)	(645,888)
Class B	(154,056)	(46,144)
Class E	(131,834)	(95,556)

	(1,379,162)	(787,588)

Net realized gain
Class A	(31,397,414)	(7,010,577)
Class B	(11,326,185)	(1,045,262)
Class E	(6,923,173)	(1,276,527)

	(49,646,772)	(9,332,366)

Total distributions	(51,025,934)	(10,119,954)

Increase (decrease) in net assets from capital share transactions	140,556,838	145,214,752

Total increase (decrease) in net assets	109,542,991	216,146,519

Net Assets
Beginning of the period	493,770,125	277,623,606

End of the period	$603,313,116	$493,770,125

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,110,235	$1,346,462

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	4,892,564	$99,256,845	4,162,851	$76,472,061
Reinvestments	1,812,085	32,490,686	425,833	7,656,465
Redemptions	(3,271,739)	(66,681,184)	(1,532,792)	(27,792,597)

Net increase (decrease)	3,432,910	$65,066,347	3,055,892	$56,335,929

Class B
Sales	3,048,296	$60,035,300	3,390,016	$62,220,857
Reinvestments	645,320	11,480,241	61,075	1,091,406
Redemptions	(458,622)	(8,999,730)	(476,349)	(8,747,209)

Net increase (decrease)	3,234,994	$62,515,811	2,974,742	$54,565,054

Class E
Sales	752,826	$15,051,559	2,299,766	$41,790,767
Reinvestments	394,355	7,055,007	76,481	1,372,083
Redemptions	(463,269)	(9,131,886)	(491,267)	(8,849,081)

Net increase (decrease)	683,912	$12,974,680	1,884,980	$34,313,769

Increase (decrease) derived from capital share transactions	7,351,816	$140,556,838	7,915,614	$145,214,752

See accompanying notes to financial statements.

MSF-194

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.67		$17.35	$12.76	$14.16	$14.82	$11.97

Income From Investment Operations
Net investment income	0.04		0.07	0.06	0.06	0.13	0.04
Net realized and unrealized gain (loss) on investments	0.52		3.82	4.58	(1.42)	(0.50)	3.35

Total from investment operations	0.56		3.89	4.64	(1.36)	(0.37)	3.39

Less Distributions
Distributions from net investment income	(0.06)		(0.05)	(0.05)	(0.01)	(0.03)	(0.04)
Distributions from net realized capital gains	(1.84)		(0.52)	0.00	(0.03)	(0.26)	(0.50)

Total distributions	(1.90)		(0.57)	(0.05)	(0.04)	(0.29)	(0.54)

Net Asset Value, End of Period	$19.33		$20.67	$17.35	$12.76	$14.16	$14.82

Total Return (%)	3.4	(b)	22.9	36.5	(9.6)	(2.5)	28.3
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	(c)	0.76	0.80	0.80	0.81	0.87
Ratio of operating expenses to average net assets after expense reductions (%)(d)	0.71	(c)	0.73	0.77	0.77	0.69	0.76
Ratio of net investment income to average net assets (%)	0.50	(c)	0.43	0.41	0.43	0.90	0.58
Portfolio turnover rate (%)	102	(c)	55	61	84	212	207
Net assets, end of period (000)	$372,859		$327,782	$222,050	$156,117	$160,074	$131,356

	Class B
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$20.51		$17.23	$12.69	$14.12	$14.36

Income From Investment Operations
Net investment income	0.02		0.03	0.03	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.51		3.79	4.55	(1.40)	(0.28)

Total from investment operations	0.53		3.82	4.58	(1.39)	(0.24)

Less Distributions
Distributions from net investment income	(0.03)		(0.02)	(0.04)	(0.01)	0.00
Distributions from net realized capital gains	(1.84)		(0.52)	0.00	(0.03)	0.00

Total distributions	(1.87)		(0.54)	(0.04)	(0.04)	0.00

Net Asset Value, End of Period	$19.17		$20.51	$17.23	$12.69	$14.12

Total Return (%)	3.3	(b)	22.7	36.2	(9.9)	(1.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	(c)	1.01	1.05	1.05	1.06	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.96	(c)	0.98	1.02	1.02	0.97	(c)
Ratio of net investment income to average net assets (%)	0.26	(c)	0.17	0.18	0.17	0.77	(c)
Portfolio turnover rate (%)	102	(c)	55	61	84	212
Net assets, end of period (000)	$149,299		$93,366	$27,173	$11,113	$2,410

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-195

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$20.61		$17.31	$12.74	$14.15	$14.37

Income From Investment Operations
Net investment income	0.03		0.05	0.05	0.03	0.00
Net realized and unrealized gain (loss) on investments	0.52		3.81	4.57	(1.40)	(0.22)

Total from investment operations	0.55		3.86	4.62	(1.37)	(0.22)

Less Distributions
Distributions from net investment income	(0.04)		(0.04)	(0.05)	(0.01)	0.00
Distributions from net realized capital gains	(1.84)		(0.52)	0.00	(0.03)	0.00

Total distributions	(1.88)		(0.56)	(0.05)	(0.04)	0.00

Net Asset Value, End of Period	$19.28		$20.61	$17.31	$12.74	$14.15

Total Return (%)	3.3	(b)	22.8	36.4	(9.7)	(1.5	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	(c)	0.91	0.95	0.95	0.96	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.86	(c)	0.88	0.92	0.92	0.87	(c)
Ratio of net investment income to average net assets (%)	0.35	(c)	0.28	0.29	0.29	0.67	(c)
Portfolio turnover rate (%)	102	(c)	55	61	84	212
Net assets, end of period (000)	$81,155		$72,652	$28,400	$5,735	$32

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-196

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—97.2% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.5%
73,000	Alliant Techsystems, Inc. (b) (c)	$5,153,800
157,000	DRS Technologies, Inc. (b) (c)	8,050,960
233,900	Goodrich Corp.	9,580,544
122,400	Herley Industries, Inc. (b) (c)	2,232,576

		25,017,880

	Capital Markets—2.4%
152,800	Affiliated Managers Group, Inc. (b) (c)	10,440,824
142,200	American Capital Strategies, Ltd. (c)	5,134,842
270,700	MCG Capital Corp. (c)	4,623,556
92,500	Nuveen Investmens, Inc. (Class A) (c)	3,479,850

		23,679,072

	Commercial Banks—2.6%
140,600	City National Corp.	10,082,426
560,800	Sterling Bancshares, Inc. (c)	8,726,048
6	TD Banknorth, Inc. (b)	179
134,300	Wintrust Financial Corp. (c)	7,030,605

		25,839,258

	Commercial Services & Supplies—3.7%
249,500	Banta Corp.	11,317,320
316,700	Heidrick & Struggles International, Inc. (b) (c)	8,259,536
73,500	NCO Group, Inc. (b) (c)	1,589,805
414,800	The Brink’s Co.	14,932,800

		36,099,461

	Communications Equipment—1.8%
291,100	ADTRAN, Inc.	7,216,369
302,200	Polycom, Inc. (b)	4,505,802
194,100	Scientific-Atlanta, Inc.	6,457,707

		18,179,878

	Computers & Peripherals—0.6%
257,900	Electronics for Imaging, Inc. (b) (c)	5,426,216

	Construction & Engineering—3.4%
286,400	Dycom Industries, Inc. (b)	5,673,584
273,500	Walter Industries, Inc. (c)	10,994,700
327,200	Washington Group International, Inc. (b) (c)	16,726,464

		33,394,748

	Construction Materials—0.6%
89,100	Martin Marietta Materials, Inc.	6,158,592

	Containers & Packaging—2.8%
681,900	Crown Holdings, Inc. (144A) (b)	9,703,437
350,700	Owens-Illinois, Inc. (b)	8,785,035
217,900	Packaging Corp. of America	4,586,795
439,000	Smurfit-Stone Container Corp. (b)	4,464,630

		27,539,897

Shares		Value (Note 1)

	Diversified Consumer Services—0.5%
121,200	Regis Corp. (c)	$4,736,496

	Diversified Telecommunication Services—0.5%
420,700	Premiere Global Services, Inc. (b) (c)	4,749,703

	Electric Utilities—3.0%
193,900	DPL, Inc.	5,322,555
497,900	PNM Resources, Inc. (c)	14,344,499
169,900	Westar Energy, Inc.	4,082,697
138,400	Wisconsin Energy Corp.	5,397,600

		29,147,351

	Electrical Equipment—2.0%
127,100	AMETEK, Inc.	5,319,135
237,300	Thomas & Betts Corp. (b)	6,701,352
251,900	Trustmark Corp. (c)	7,370,594

		19,391,081

	Electronic Equipment & Instruments—1.4%
101,500	Amphenol Corp. (Class A)	4,077,255
264,203	Technologies Data Corp. (b)	9,672,472

		13,749,727

	Energy Equipment & Services—2.7%
705,700	CMS Energy Corp. (b) (c)	10,627,842
175,900	Core Laboratories NV (b) (c)	4,717,638
398,100	Global Industries, Inc. (b)	3,383,850
627,800	Reliant Resources, Inc. (b)	7,772,164

		26,501,494

	Food & Staples Retailing—1.1%
340,300	BJ’s Wholesale Club, Inc. (b)	11,056,347

	Food Products—2.2%
386,700	Chiquita Brands International, Inc. (c)	10,618,782
316,400	Hain Celestial Group, Inc. (b) (c)	6,169,800
121,800	Ralcorp Holdings, Inc. (b) (c)	5,012,070

		21,800,652

	Gas Utilities—2.9%
136,200	AGL Resources, Inc.	5,264,130
321,600	Energen Corp.	11,272,080
226,900	ONEOK, Inc.	7,408,285
170,000	UGI Corp.	4,743,000

		28,687,495

	Health Care Equipment & Supplies—4.1%
132,800	Bausch & Lomb, Inc.	11,022,400
99,000	Cytyc Corp. (b)	2,183,940
299,300	DJ Orthopedics, Inc. (b) (c)	8,209,799
64,100	ICU Medical, Inc. (b) (c)	2,062,097
180,900	Sybron Dental Specialties, Inc. (b)	6,805,458
257,300	Symmetry Medical, Inc. (b) (c)	6,056,842

See accompanying notes to schedule of investments and financial statements.

MSF-197

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Equipment & Supplies—(Continued)
178,100	Viasys Healthcare, Inc. (b)	$4,023,279

		40,363,815

	Health Care Providers & Services—2.7%
156,500	Amedisys, Inc. (b) (c)	5,756,070
222,290	LifePoint Hospitals, Inc. (b) (c)	11,230,091
837,200	Stewart Enterprises, Inc. (c)	5,475,288
73,600	Triad Hospitals, Inc. (b)	4,021,504

		26,482,953

	Hotels, Restaurants & Leisure—3.9%
244,100	Gaylord Entertainment Co. (b) (c)	11,348,209
280,400	GTECH Holdings Corp.	8,198,896
102,300	Kerzner International Ltd. (c)	5,825,985
268,700	Landry’s Restaurants, Inc. (c)	8,085,183
265,000	Pinnacle Entertainment, Inc. (b) (c)	5,183,400

		38,641,673

	Household Durables—1.9%
792,300	Fleetwood Enterprises, Inc. (b) (c)	8,041,845
139,600	Ryland Group, Inc.	10,591,452

		18,633,297

	Household Products—3.6%
234,300	Church & Dwight, Inc.	8,481,660
329,100	Jarden Corp. (b) (c)	17,745,072
458,500	Prestige Brands Holdings, Inc. (c)	8,940,750

		35,167,482

	IT Services—1.0%
124,700	DST Systems, Inc. (b)	5,835,960
108,400	ProQuest Co. (b) (c)	3,554,436

		9,390,396

	Insurance—8.2%
499,400	Allmerica Financial Corp. (b)	18,522,746
89,600	AmerUs Group Co. (c)	4,305,280
265,700	Aspen Insurance Holdings, Ltd. (c)	7,322,692
123,984	Harleysville Group, Inc.	2,590,026
169,400	Hub International, Ltd.	3,301,606
266,100	Max Re Capital, Ltd.	6,093,690
241,375	Montpelier Re Holdings, Ltd. (c)	8,346,747
191,000	Odyssey Re Holdings Corp. (c)	4,713,880
245,200	Ohio Casualty Corp. (b)	5,928,936
248,500	Platinum Underwriters Holdings, Ltd.	7,907,270
223,000	United America Indemity, Ltd. (b) (c)	3,833,370
343,300	Universal American Financial Corp. (b) (c)	7,765,446

		80,631,689

	Leisure Equipment & Products—1.2%
167,400	Brunswick Corp.	7,251,768
378,900	K2, Inc. (b) (c)	4,804,452

		12,056,220

Shares		Value (Note 1)

	Machinery—4.1%
171,200	AptarGroup, Inc.	$8,696,960
261,700	Briggs & Stratton Corp. (c)	9,060,054
200,000	Kadant, Inc. (b) (c)	4,386,000
125,900	Oshkosh Truck Corp. (c)	9,855,452
116,300	The Manitowoc Co., Inc. (c)	4,770,626
186,590	Wabtec Corp. (c)	4,007,953

		40,777,045

	Marine—0.4%
89,100	Kirby Corp. (b) (c)	4,018,410

	Media—0.9%
261,000	Journal Register Co. (b) (c)	4,570,110
1,036,900	Primedia, Inc. (b) (c)	4,199,445

		8,769,555

	Metals & Mining—1.8%
218,800	Alpha Natural Resources, Inc. (b) (c)	5,224,944
214,900	Foundation Coal Holdings, Inc. (c)	5,574,506
323,300	Ladish, Inc. (b) (c)	3,229,767
125,200	RTI International Metals, Inc. (b) (c)	3,932,532

		17,961,749

	Multi-Utilities—0.8%
257,500	NorthWestern Energy Corp. (c)	8,116,400

	Multiline Retail—1.0%
531,900	Saks, Inc. (b)	10,090,143

	Oil, Gas & Consumable Fuels—2.3%
172,800	Forest Oil Corp. (b)	7,257,600
255,900	Vintage Petroleum, Inc.	7,797,273
217,900	Whiting Petroleum Corp. (c)	7,911,949

		22,966,822

	Paper & Forest Products—0.5%
156,700	Bowater, Inc. (c)	5,072,379

	Personal Products—1.1%
309,700	NU Skin Enterprises, Inc. (c)	7,216,010
95,590	Steiner Leisure, Ltd. (b) (c)	3,543,521

		10,759,531

	Pharmaceuticals—0.9%
309,800	Watson Pharmaceuticals, Inc. (b)	9,157,688

	Real Estate—2.5%
115,400	Heritage Property Investment Trust, Inc. (REIT) (c)	4,041,308
155,600	Highland Hospitality Corp. (REIT) (c)	1,626,020
139,060	Rayonier, Inc. (REIT)	7,374,352
244,300	Sunstone Hotel Investors, Inc. (REIT)	5,926,718
309,500	U-Store-It Trust (c)	5,895,975

		24,864,373

See accompanying notes to schedule of investments and financial statements.

MSF-198

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Road & Rail—1.4%
458,800	Laidlaw International, Inc. (b)	$11,057,080
226,200	RailAmerica, Inc. (b) (c)	2,691,780

		13,748,860

	Semiconductor & Semiconductor Equipment—2.2%
832,000	Axcelis Technologies, Inc. (b) (c)	5,707,520
326,900	Brooks Automation, Inc. (b) (c)	4,854,465
347,600	Cypress Semiconductor Corp. (b) (c)	4,376,284
266,000	Novellus Systems, Inc. (b)	6,572,860

		21,511,129

	Software—1.6%
1,115,200	Borland Software Corp. (b) (c)	7,650,272
1,222,125	TIBCO Software, Inc. (b)	7,992,697

		15,642,969

	Specialty Retail—4.0%
346,400	AnnTaylor Stores Corp. (b)	8,410,592
297,100	Christopher & Banks Corp. (c)	5,425,046
26,300	SW, Inc. (Class A)	656,185
310,000	Linens ‘N Things, Inc. (b) (c)	7,334,600
181,300	Stage Stores, Inc. (c)	7,904,680
302,400	The Sports Authority, Inc. (b) (c)	9,616,320

		39,347,423

	Textiles, Apparel & Luxury Goods—1.4%
224,700	Reebok International, Ltd. (c)	9,399,201
190,400	Russell Corp. (c)	3,893,680

		13,292,881

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—5.2%
272,700	Accredited Home Lenders Holding Co. (c)	$11,998,800
224,700	First Niagara Financial Group, Inc.	3,276,126
521,200	Flagstar Bancorp, Inc. (c)	9,866,316
451,200	Hudson City Bancorp, Inc.	5,148,192
356,000	IndyMac Bancorp, Inc. (c)	14,499,880
271,900	Washington Federal, Inc.	6,395,088

		51,184,402

	Wireless Telecommunication Services—1.8%
448,900	Nextel Partners, Inc. (Class A) (b) (c)	11,298,813
1,016,900	US Unwired, Inc. (b) (c)	5,918,358

		17,217,171

	Total Common Stocks (Identified Cost $875,251,544)	957,021,803

Short Term Investments—2.5%
Face Amount

	Discount Notes—2.5%
$24,500,000	Federal Home Loan Bank 2.650%, 07/01/05	24,500,000

	Total Short Term Investments (Identified Cost $24,500,000)	24,500,000

	Total Investments—99.7% (Identified Cost $899,751,544) (a)	981,521,803
	Other assets less liabilities	3,363,276

	Total Net Assets—100%	$984,885,079

See accompanying notes to schedule of investments and financial statements.

MSF-199

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$981,521,803
Cash		235,591
Collateral for securities loaned		240,151,180
Receivable for:
Securities sold		4,040,493
Fund shares sold		740,499
Dividends and interest		795,798

Total Assets		1,227,485,364
Liabilities
Payable for:
Fund shares redeemed	$622,656
Securities purchased	955,299
Return of collateral for securities loaned	240,151,180
Accrued expenses:
Management fees	662,264
Service and distribution fees	50,061
Other expenses	158,825

Total Liabilities		242,600,285

Net Assets		$984,885,079

Net assets consist of:
Capital paid in		$782,644,773
Undistributed net investment income		1,660,250
Accumulated net realized gains		118,809,797
Unrealized appreciation (depreciation) on investments		81,770,259

Net Assets		$984,885,079

Computation of offering price:
Class A
Net asset value and redemption price per share ($633,310,634 divided by 35,375,346 shares outstanding)		$17.90

Class B
Net asset value and redemption price per share ($91,697,826 divided by 5,171,117 shares outstanding)		$17.73

Class E
Net asset value and redemption price per share ($259,876,619 divided by 14,616,276 shares outstanding)		$17.78

Identified cost of investments		$899,751,544

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$5,384,586	(a)
Interest		681,728	(b)

		6,066,314

Expenses
Management fees	$3,928,151
Service and distribution fees—Class B	91,179
Service and distribution fees—Class E	191,688
Directors’ fees and expenses	10,298
Custodian	103,962
Audit and tax services	9,438
Legal	15,571
Printing	114,294
Insurance	9,895
Miscellaneous	6,266

Total expenses before reductions	4,480,742
Expense reductions	(74,678)	4,406,064

Net Investment Income		1,660,250

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		120,222,171
Unrealized appreciation (depreciation) on:
Investments—net		(117,882,143)

Net gain (loss)		2,340,028

Net Increase (Decrease) in Net Assets From Operations		$4,000,278

(a)	Net of foreign taxes of $3,049.
(b)	Includes income on securities loaned of $228,616.

See accompanying notes to financial statements.

MSF-200

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income (loss)	$1,660,250	$(550,090)
Net realized gain	120,222,171	79,538,305
Unrealized appreciation (depreciation)	(117,882,143)	49,592,432

Increase (decrease) in net assets from operations	4,000,278	128,580,647

From Distributions to Shareholders
Net realized gain
Class A	(42,516,221)	0
Class B	(5,460,596)	0
Class E	(17,557,622)	0

Total distributions	(65,534,439)	0

Increase (decrease) in net assets from capital share transactions	47,172,297	130,062,137

Total increase (decrease) in net assets	(14,361,864)	258,642,784

Net Assets
Beginning of the period	999,246,943	740,604,159

End of the period	$984,885,079	$999,246,943

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,660,250	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,746,405	$49,707,484	6,544,337	$112,507,468
Reinvestments	2,538,282	42,516,221	0	0
Redemptions	(4,701,301)	(85,200,659)	(5,518,652)	(95,179,548)

Net increase (decrease)	583,386	$7,023,046	1,025,685	$17,327,920

Class B
Sales	2,081,998	$37,449,210	3,141,001	$53,821,146
Reinvestments	328,952	5,460,596	0	0
Redemptions	(324,997)	(5,786,273)	(123,564)	(2,144,803)

Net increase (decrease)	2,085,953	$37,123,533	3,017,437	$51,676,343

Class E
Sales	624,294	$11,253,874	5,955,493	$101,427,500
Reinvestments	1,055,146	17,557,622	0	0
Redemptions	(1,429,039)	(25,785,778)	(2,357,768)	(40,369,626)

Net increase (decrease)	250,401	$3,025,718	3,597,725	$61,057,874

Increase (decrease) derived from capital share transactions	2,919,740	$47,172,297	7,640,847	$130,062,137

See accompanying notes to financial statements.

MSF-201

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,				July 5, 2000(a) through December 31, 2000
			2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.17		$16.62	$11.07	$14.13	$12.24	$10.00

Income From Investment Operations
Net investment income (loss)	0.04		0.00	(0.01)	(0.04)	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.04)		2.55	5.56	(2.95)	1.94	2.29

Total from investment operations	0.00		2.55	5.55	(2.99)	1.96	2.32

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	(0.01)	(0.03)
Distributions from net realized capital gains	(1.27)		0.00	0.00	(0.06)	(0.06)	(0.05)

Total distributions	(1.27)		0.00	0.00	(0.07)	(0.07)	(0.08)

Net Asset Value, End of Period	$17.90		$19.17	$16.62	$11.07	$14.13	$12.24

Total Return (%)	0.5	(b)	15.3	50.1	(21.3)	16.0	23.2	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	(c)	0.89	0.93	0.95	0.98	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.87	(c)	0.87	—	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.41	(c)	(0.03)	(0.10)	(0.28)	0.18	1.12	(c)
Portfolio turnover rate (%)	198	(c)	33	44	27	15	24	(c)
Net assets, end of period (000)	$633,311		$666,800	$561,245	$319,202	$291,426	$54,379
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	—	1.34	(c)

	Class B
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$19.02		$16.53	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.01		0.00	(0.01)	0.00	0.00
Net realized and unrealized gain (loss) on investments	(0.03)		2.49	5.50	(3.01)	0.00

Total from investment operations	(0.02)		2.49	5.49	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.27)		0.00	0.00	(0.06)	0.00

Total distributions	(1.27)		0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$17.73		$19.02	$16.53	$11.04	$14.12

Total Return (%)	0.3	(b)	15.1	49.7	(21.5)	0.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	(c)	1.14	1.18	1.20	1.23	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.12	(c)	1.12	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.18	(c)	(0.09)	(0.26)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	198	(c)	33	44	27	15
Net assets, end of period (000)	$91,698		$58,676	$1,120	$10	$0.1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-202

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$19.06		$16.55	$11.04	$14.12	$14.12

Income From Investment Operations
Net investment income (loss)	0.02		(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.03)		2.53	5.53	(3.00)	0.01

Total from investment operations	(0.01)		2.51	5.51	(3.01)	0.00

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(1.27)		0.00	0.00	(0.06)	0.00

Total distributions	(1.27)		0.00	0.00	(0.07)	0.00

Net Asset Value, End of Period	$17.78		$19.06	$16.55	$11.04	$14.12

Total Return (%)	0.4	(b)	15.2	49.9	(21.5)	0.0	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	(c)	1.04	1.08	1.10	1.13	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	(c)	1.02	—	—	—
Ratio of net investment income (loss) to average net assets (%)	0.26	(c)	(0.16)	(0.22)	(0.43)	(0.25	)(c)
Portfolio turnover rate (%)	198	(c)	33	44	27	15
Net assets, end of period (000)	$259,877		$273,771	$178,240	$56,055	$6,720

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-203

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—94.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.4%
38,700	Essex Corp. (b)	$885,456
44,700	Orbital Sciences Corp. (b)	442,530

		1,327,986

	Air Freight & Logistics—1.4%
48,500	Forward Air Corp.	1,371,095

	Airlines—0.5%
32,100	Republic Airways Holdings, Inc. (b)	463,845

	Automobiles—0.6%
18,800	Winnebago Industries, Inc.	615,700

	Biotechnology—2.8%
24,700	Digene Corp. (b)	683,696
20,800	Eyetech Pharmaceuticals, Inc. (b)	262,912
23,000	Serologicals Corp. (b)	488,750
45,200	Telik, Inc. (b)	734,952
45,300	Trimeris, Inc. (b)	452,094
4,700	Vicuron Pharmaceuticals, Inc. (b)	131,130

		2,753,534

	Capital Markets—1.5%
23,386	Ares Capital Corp.	416,972
11,100	GFI Group, Inc. (b)	395,160
16,200	National Financial Partners Corp.	634,068

		1,446,200

	Chemicals—4.4%
30,500	Cabot Corp.	1,006,500
26,700	FMC Corp. (b)	1,498,938
17,600	Minerals Technologies, Inc.	1,084,160
25,200	Westlake Chemical Corp. (b)	617,400

		4,206,998

	Commercial Banks—2.7%
18,700	East West Bancorp, Inc.	628,133
29,900	First State Bancorp.	576,771
31,400	Greater Bay Bancorp.	828,018
5,600	Umpqua Holdings Corp.	131,824
7,700	WestAmerica Bancorp.	406,637

		2,571,383

	Commercial Services & Supplies—3.3%
32,000	Advance America Cash Advance Centers, Inc. (b)	512,000
30,100	CDI Corp.	659,792
20,000	Jackson Hewitt Tax Service, Inc.	472,800
23,100	LECG Corp. (b)	491,106
32,000	NCO Group, Inc. (b)	692,160
13,000	PRG-Shultz International, Inc. (b)	36,660
9,050	Waste Connections, Inc. (b)	337,475

		3,201,993

Shares		Value (Note 1)

	Communications Equipment—2.0%
24,500	Arris Group, Inc. (b)	$213,395
33,600	Avocent Corp. (b)	878,304
39,200	ViaSat, Inc. (b)	796,936

		1,888,635

	Construction Materials—0.8%
22,600	Headwaters, Inc. (b)	776,988

	Diversified Consumer Services—0.9%
12,400	Lincoln Educational Services (b)	251,100
16,700	Regis Corp.	652,636

		903,736

	Diversified Financial Services—1.9%
21,800	CapitalSource, Inc. (b)	427,934
34,100	Doral Financial Corp.	564,014
22,700	Financial Federal Corp.	877,128

		1,869,076

	Electrical Equipment—0.6%
13,100	AMETEK, Inc.	548,235

	Electronic Equipment & Instruments—5.4%
20,600	Coherent, Inc. (b)	741,806
35,300	Electro Scientific Industries, Inc. (b)	631,164
30,900	FLIR Systems, Inc. (b)	922,056
9,500	LaserCard Corp.	55,765
7,100	Mettler-Toledo International, Inc. (b)	330,718
41,500	National Instruments Corp.	879,800
30,200	Tektronix, Inc.	702,754
23,950	Trimble Navigation, Ltd. (b)	933,331

		5,197,394

	Energy Equipment & Services—3.8%
41,000	Cal Dive International, Inc. (b)	2,147,170
25,200	FMC Technologies, Inc. (b)	805,644
41,200	Superior Energy Services, Inc. (b)	733,360

		3,686,174

	Health Care Equipment & Supplies—6.2%
18,700	Advanced Neuromodulation Systems, Inc. (b)	742,016
48,300	American Medical Systems Holdings, Inc. (b)	997,395
42,900	Greatbatch, Inc. (b)	1,025,310
38,366	Merit Medical Systems, Inc. (b)	591,220
24,200	Molecular Devices Corp. (b)	523,446
30,400	STERIS Corp.	783,408
14,900	Symmetry Medical, Inc. (b)	350,746
25,200	Varian, Inc. (b)	952,308

		5,965,849

	Health Care Providers & Services—9.8%
17,200	Centene Corp. (b)	577,576
12,500	IDX Systems Corp. (b)	376,750

See accompanying notes to schedule of investments and financial statements.

MSF-204

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
19,600	LabOne, Inc. (b)	$780,276
14,600	Maximus, Inc. (b)	515,234
13,100	Molina Healthcare, Inc. (b)	579,806
28,900	Parexel International Corp. (b)	573,665
17,200	Pharmaceutical Product Development, Inc. (b)	805,992
17,300	Psychiatric Solutions, Inc. (b)	842,683
25,100	RehabCare Group, Inc. (b)	670,923
19,100	Sierra Health Services, Inc. (b)	1,364,886
20,000	Symbion, Inc. (b)	477,000
18,800	United Surgical Partners International, Inc. (b)	979,104
38,300	VCA Antech, Inc. (b)	928,775

		9,472,670

	Hotels, Restaurants & Leisure—5.6%
22,600	BJ’s Restaurants, Inc. (b)	459,684
12,000	Four Seasons Hotels, Inc.	793,200
67,800	La Quinta Corp. (b)	632,574
19,900	Orient Express Hotels, Ltd.	630,233
14,000	Panera Bread Co. (b)	869,190
45,200	Penn National Gaming, Inc. (b)	1,649,800
6,500	Red Robin Gourmet Burgers, Inc. (b)	402,870

		5,437,551

	Household Products—0.5%
26,500	Prestige Brands Holdings, Inc.	516,750

	IT Services—1.7%
80,100	BearingPoint, Inc. (b)	587,133
16,200	Global Payments, Inc.	1,098,360

		1,685,493

	Insurance—1.2%
11,600	Aspen Insurance Holdings, Ltd.	319,696
16,200	EMC Insurance Group, Inc.	292,896
13,600	IPC Holdings, Ltd.	538,832

		1,151,424

	Internet Software & Services—2.6%
81,300	Entrust, Inc. (b)	389,427
6,400	F5 Networks, Inc. (b)	302,304
41,700	Marchex, Inc. (b)	627,168
36,500	RightNow Technologies, Inc. (b)	438,730
35,600	Sapient Corp. (b)	282,308
35,000	ValueClick, Inc. (b)	431,550

		2,471,487

	Machinery—3.5%
4,100	CLARCOR, Inc.	119,925
45,300	Flowserve Corp. (b)	1,370,778
6,000	Oshkosh Truck Corp.	469,680
13,300	The Manitowoc Co., Inc.	545,566
34,800	Wabash National Corp.	843,204

		3,349,153

Shares		Value (Note 1)

	Media—0.9%
57,100	Entravision Communications Corp. (Class A) (b)	$444,809
9,900	Scholastic Corp. (b)	381,645

		826,454

	Metals & Mining—0.8%
16,700	Alpha Natural Resources, Inc. (b)	398,796
11,400	Reliance Steel & Aluminum Co.	422,598

		821,394

	Multiline Retail—1.5%
27,600	Fred’s, Inc.	457,608
31,000	Tuesday Morning Corp.	977,120

		1,434,728

	Oil, Gas & Consumable Fuels—2.3%
17,000	Bill Barrett Corp. (b)	502,860
18,600	Denbury Resources, Inc. (b)	739,722
28,700	Spinnaker Exploration Co. (b)	1,018,563

		2,261,145

	Pharmaceuticals—2.9%
7,100	Andrx Corp. (b)	144,201
33,100	Angiotech Pharmaceuticals, Inc. (b)	458,766
51,500	Impax Laboratories, Inc. (b)	808,550
14,200	Pharmion Corp. (b)	329,582
17,260	Taro Pharmaceutical Industries, Ltd. (b)	501,748
25,400	The Medicines Co. (b)	594,106

		2,836,953

	Real Estate—1.6%
27,600	Innkeepers USA Trust (REIT)	412,344
20,300	Jones Lang LaSalle, Inc. (b)	897,869
31,000	MeriStar Hospitality Corp. (REIT)	266,600

		1,576,813

	Road & Rail—1.7%
33,550	Knight Transportation, Inc.	816,272
29,000	Landstar System, Inc. (b)	873,480

		1,689,752

	Semiconductor & Semiconductor Equipment—8.3%
40,500	Actel Corp. (b)	562,950
22,100	Cabot Microelectronics Corp. (b)	640,679
52,300	Exar Corp. (b)	778,747
41,700	Integrated Circuit Systems, Inc. (b)	860,688
82,400	Microtune, Inc. (b)	413,236
16,800	Photronics, Inc. (b)	392,112
40,700	Power Integrations, Inc. (b)	877,899
70,500	Semtech Corp. (b)	1,173,825
34,600	Silicon Laboratories, Inc. (b)	906,866
33,200	Varian Semiconductor Equipment, Inc. (b)	1,228,400
36,600	ZiLOG, Inc. (b)	154,452

		7,989,854

See accompanying notes to schedule of investments and financial statements.

MSF-205

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Software—6.4%
47,100	Altiris, Inc. (b)	$691,428
27,500	Catapult Communications Corp. (b)	469,150
35,900	FileNET Corp. (b)	902,526
15,200	Hyperion Solutions Corp. (b)	611,648
27,900	Jack Henry & Associates, Inc.	510,849
10,900	Macromedia, Inc. (b)	416,598
58,900	Micromuse, Inc. (b)	333,374
52,100	NetIQ Corp. (b)	591,335
60,800	Quest Software, Inc. (b)	828,704
26,700	THQ, Inc. (b)	781,509
1,700	Verity, Inc. (b)	14,909

		6,152,030

	Specialty Retail—2.4%
23,700	Cost Plus, Inc. (b)	591,078
23,100	Hot Topic, Inc. (b)	441,672
20,300	The Finish Line, Inc. (Class A)	384,076
18,700	Tractor Supply Co. (b)	918,170

		2,334,996

	Textiles, Apparel & Luxury Goods—0.1%
3,000	Volcom, Inc. (b)	80,310

	Thrifts & Mortgage Finance—0.3%
16,300	Franklin Bank Corp. (b)	305,788

Shares		Value (Note 1)

	Wireless Telecommunication Services—0.4%
14,600	JAMDAT Mobile, Inc. (b)	$404,128

	Total Common Stocks (Identified Cost $81,391,834)	91,593,694

Short Term Investments—5.1%
Face Amount

	Discount Notes—5.1%
$4,800,000	Federal Home Loan Bank 2.650%, 07/01/05	4,800,000
160,000	Federal Home Loan Mortgage Association 2.600%, 07/01/05	160,000

		4,960,000

	Total Short Term Investments (Identified Cost $4,960,000)	4,960,000

	Total Investments—99.8% (Identified Cost $86,351,834) (a)	96,553,694
	Other assets less liabilities	146,264

	Total Net Assets—100%	$96,699,958

See accompanying notes to schedule of investments and financial statements.

MSF-206

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$96,553,694
Cash		1,924
Receivable for:
Securities sold		736,742
Fund shares sold		149,945
Dividends and interest		18,287

Total Assets		97,460,592
Liabilities
Payable for:
Fund shares redeemed	$117,342
Securities purchased	514,848
Withholding taxes	80
Accrued expenses:
Management fees	79,862
Service and distribution fees	11,770
Other expenses	36,732

Total Liabilities		760,634

Net Assets		$96,699,958

Net assets consist of:
Capital paid in		$83,660,830
Undistributed net investment loss		(345,803)
Accumulated net realized gains		3,183,069
Unrealized appreciation (depreciation) on investments and foreign currency		10,201,862

Net Assets		$96,699,958

Computation of offering price:
Class A
Net asset value and redemption price per share ( $32,041,485 divided by 3,255,465 shares outstanding)		$9.84

Class B
Net asset value and redemption price per share ($50,516,985 divided by 5,182,044 shares outstanding)		$9.75

Class E
Net asset value and redemption price per share ($14,141,488 divided by 1,443,578 shares outstanding)		$9.80

Identified cost of investments		$86,351,834

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$138,497 (a)
Interest		46,470

		184,967
Expenses
Management fees	$381,089
Deferred expense reimbursement	15,000
Service and distribution fees—Class B	50,198
Service and distribution fees—Class E	10,488
Directors’ fees and expenses	10,266
Custodian	50,312
Audit and tax services	10,444
Legal	1,147
Printing	9,165
Insurance	802
Miscellaneous	1,137

Total expenses before reductions	540,048
Expense reductions	(9,278)	530,770

Net Investment Income (Loss)		(345,803)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		3,423,267

Unrealized appreciation (depreciation) on:
Investments—net	(3,636,015)
Foreign currency transactions—net	2	(3,636,013)

Net gain (loss)		(212,746)

Net Increase (Decrease) in Net Assets From Operations		$(558,549)

(a)	Net of foreign taxes of $482.

See accompanying notes to financial statements.

MSF-207

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment loss	$(345,803)	$(639,639)
Net realized gain	3,423,267	4,706,692
Unrealized appreciation (depreciation)	(3,636,013)	3,812,327

Increase (decrease) in net assets from operations	(558,549)	7,879,380

From Distributions to Shareholders
Net realized gain
Class A	(1,092,133)	0
Class B	(1,500,258)	0
Class E	(501,060)	0

Total distributions	(3,093,451)	0

Increase (decrease) in net assets from capital share transactions	19,251,455	15,045,143

Total increase (decrease) in net assets	15,599,455	22,924,523

Net Assets
Beginning of the period	81,100,503	58,175,980

End of the period	$96,699,958	$81,100,503

Undistributed (Overdistributed) Net Investment Income
End of the period	$(345,803)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	530,485	$5,215,828	1,284,110	$12,199,181
Reinvestments	120,147	1,092,133	0	0
Redemptions	(476,495)	(4,673,900)	(976,814)	(9,210,643)

Net increase (decrease)	174,137	$1,634,061	307,296	$2,988,538

Class B
Sales	1,993,595	$19,274,340	1,583,408	$14,827,409
Reinvestments	166,510	1,500,258	0	0
Redemptions	(354,180)	(3,440,192)	(631,083)	(5,914,979)

Net increase (decrease)	1,805,925	$17,334,406	952,325	$8,912,430

Class E
Sales	141,507	$1,382,618	702,934	$6,660,072
Reinvestments	55,366	501,060	0	0
Redemptions	(163,915)	(1,600,690)	(374,713)	(3,515,897)

Net increase (decrease)	32,958	$282,988	328,221	$3,144,175

Increase (decrease) derived from capital share transactions	2,013,020	$19,251,455	1,587,842	$15,045,143

See accompanying notes to financial statements.

MSF-208

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$10.35		$9.29	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.03)		(0.08)	(0.04)	(0.04)	0.00
Net realized and unrealized gain (loss) on investments	(0.13)		1.14	2.92	(2.43)	(1.12)

Total from investment operations	(0.16)		1.06	2.88	(2.47)	(1.12)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.35)		0.00	0.00	0.00	0.00

Total distributions	(0.35)		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$9.84		$10.35	$9.29	$6.41	$8.88

Total Return (%)	(1.3	)(b)	11.4	44.9	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.13	(c)	1.15	1.13	1.05	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.11	(c)	1.15	—	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.68	)(c)	(0.80)	(0.68)	(0.60)	0.00	(c)
Portfolio turnover rate (%)	50	(c)	50	38	33	67	(c)
Net assets, end of period (000)	$32,041		$32,041	$25,762	$12,079	$7,468
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		1.15	1.32	1.51	2.69	(c)

	Class B
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$10.27		$9.24	$6.39	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.03)		(0.08)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.14)		1.11	2.90	(2.45)	(1.11)

Total from investment operations	(0.17)		1.03	2.85	(2.49)	(1.12)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.35)		0.00	0.00	0.00	0.00

Total distributions	(0.35)		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$9.75		$10.27	$9.24	$6.39	$8.88

Total Return (%)	(1.4	)(b)	11.1	44.6	(28.0)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.38	(c)	1.40	1.38	1.30	1.30	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.36	(c)	1.40	—	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.91	)(c)	(1.05)	(0.93)	(0.85)	(0.51	)(c)
Portfolio turnover rate (%)	50	(c)	50	38	33	67	(c)
Net assets, end of period (000)	$50,517		$50,517	$22,385	$9,403	$4,493
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		1.40	1.57	1.76	2.94	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-209

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights—(Unaudited) (Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$10.31		$9.27	$6.41	$8.88	$10.00

Income From Investment Operations
Net investment income (loss)	(0.04)		(0.09)	(0.04)	(0.01)	0.00
Net realized and unrealized gain (loss) on investments	(0.12)		1.13	2.90	(2.46)	(1.12)

Total from investment operations	(0.16)		1.04	2.86	(2.47)	(1.12)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.35)		0.00	0.00	0.00	0.00

Total distributions	(0.35)		0.00	0.00	0.00	0.00

Net Asset Value, End of Period	$9.80		$10.31	$9.27	$6.41	$8.88

Total Return (%)	(1.3	)(b)	11.2	44.6	(27.8)	(11.2	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.28	(c)	1.30	1.28	1.20	1.20	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.26	(c)	1.30	—	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.84	)(c)	(0.95)	(0.84)	(0.72)	(0.41	)(c)
Portfolio turnover rate (%)	50	(c)	50	38	33	67	(c)
Net assets, end of period (000)	$1,444		$14,141	$10,029	$2,235	$6
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		1.30	1.47	1.66	2.84	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-210

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—97.6% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.3%
63,000	Aviall, Inc. (b)	$1,990,170
113,925	Essex Corp. (b) (c)	2,606,604
26,593	Moog, Inc. (b)	837,414
4,410	The Allied Defense Group, Inc. (b)	101,518

		5,535,706

	Auto Components—0.8%
75,125	ArvinMeritor, Inc.	1,336,474
93,850	Cooper Tire & Rubber Co. (c)	1,742,794

		3,079,268

	Automobiles—0.1%
33,650	Monaco Coach Corp. (c)	578,444

	Biotechnology—2.0%
77,825	Encysive Pharmaceuticals, Inc. (b) (c)	841,288
69,025	Human Genome Sciences, Inc. (b) (c)	799,310
67,200	Idenix Pharmaceuticals, Inc. (b) (c)	1,456,896
66,450	Keryx Biopharmaceuticals, Inc. (b) (c)	877,140
30,600	Kos Pharmaceuticals, Inc. (b)	2,004,300
60,825	Senomyx, Inc. (b) (c)	1,004,221
67,600	Vertex Pharmaceuticals, Inc. (b)	1,138,384

		8,121,539

	Building Products—0.5%
105,600	Lennox International, Inc.	2,235,552

	Capital Markets—1.2%
24,875	Affiliated Managers Group, Inc. (b) (c)	1,699,709
47,250	GFI Group, Inc. (b) (c)	1,682,100
43,175	National Financial Partners Corp.	1,689,869

		5,071,678

	Chemicals—2.3%
18,925	Cabot Corp.	624,525
47,350	Cytec Industries, Inc.	1,884,530
19,400	FMC Corp. (b)	1,089,116
31,075	Great Lakes Chemical Corp.	977,930
19,425	Nalco Holding Co. (b)	381,313
92,325	Spartech Corp.	1,643,385
42,900	The Scotts Miracle-Gro Co. (Class A) (b)	3,054,909

		9,655,708

	Commercial Banks—5.8%
18,275	Alabama National BanCorp. (c)	1,194,637
31,700	Centerstate Banks of Florida, Inc.	1,034,371
25,700	Community BanCorp. (b) (c)	797,214
91,831	CVB Financial Corp. (c)	1,807,234
52,675	East West Bancorp, Inc.	1,769,353
48,850	First Midwest Bancorp, Inc.	1,718,054
91,575	Hanmi Financial Corp. (c)	1,529,303
24,300	IBERIABANK Corp. (c)	1,497,123
71,537	Independent Bank Corp. (c)	2,034,512

Shares		Value (Note 1)

	Commercial Banks—(Continued)
34,100	Pennsylvania Commerce Bancorp, Inc. (b) (c)	$1,116,775
55,600	PrivateBancorp, Inc. (c)	1,967,128
64,000	Signature Bank (b)	1,561,600
54,312	Texas Regional Bancshares, Inc.	1,655,430
59,875	The South Financial Group, Inc.	1,701,648
44,350	Wintrust Financial Corp.	2,321,722

		23,706,104

	Commercial Services & Supplies—5.2%
68,100	Adesa, Inc.	1,482,537
45,150	CRA International, Inc. (b) (c)	2,431,327
201,300	Hudson Highland Group, Inc. (b) (c)	3,138,267
42,775	Imagistics International, Inc. (b)	1,197,700
89,125	LECG Corp. (b)	1,894,798
74,300	McGrath RentCorp.	1,760,910
30,675	Mine Safety Appliances Co.	1,417,185
45,800	Mobile Mini, Inc. (b) (c)	1,579,184
33,075	Navigant Consulting, Inc. (b)	584,105
168,850	PeopleSupport, Inc. (b) (c)	1,539,912
26,675	The Corporate Executive Board Co.	2,089,453
48,874	Waste Connections, Inc. (b)	1,822,511
44,075	WCA Waste Corp. (b)	385,656

		21,323,545

	Communications Equipment—1.5%
77,900	ADTRAN, Inc.	1,931,141
60,125	Anaren, Inc. (b)	790,644
30,425	Avocent Corp. (b)	795,310
30,575	Intervoice, Inc. (b)	263,862
45,525	Ixia (b)	885,006
45,200	SafeNet, Inc. (b) (c)	1,539,512

		6,205,475

	Computers & Peripherals—0.6%
43,225	Imation Corp.	1,676,698
200,150	McDATA Corp. (Class A) (b) (c)	800,600

		2,477,298

	Construction & Engineering—1.1%
109,875	Insituform Technologies, Inc. (b)	1,761,296
51,775	Washington Group International, Inc. (b)	2,646,738

		4,408,034

	Construction Materials—1.0%
17,575	Eagle Materials, Inc. (c)	1,627,269
18,075	Headwaters, Inc. (b) (c)	621,419
35,175	Texas Industries, Inc.	1,977,890

		4,226,578

	Consumer Finance—0.1%
17,703	Advanta Corp. (Class B)	498,516

See accompanying notes to schedule of investments and financial statements.

MSF-211

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Diversified Consumer Services—1.7%
38,225	Bright Horizons Family Solutions, Inc. (b)	$1,556,522
50,100	Laureate Education, Inc. (b)	2,397,786
7,900	Regis Corp.	308,732
48,100	Universal Technical Institute, Inc. (b) (c)	1,596,920
27,050	Vertrue, Inc. (b) (c)	1,053,868

		6,913,828

	Diversified Telecommunication Services—0.6%
24,350	Commonwealth Telephone Enterprises, Inc. (b) (c)	1,020,508
82,525	Iowa Telecommunications Services, Inc. (c)	1,547,344

		2,567,852

	Electric Utilities—0.4%
23,600	ALLETE, Inc.	1,177,640
21,625	Otter Tail Corp.	591,011

		1,768,651

	Electrical Equipment—1.0%
60,600	AMETEK, Inc.	2,536,110
54,650	Artesyn Technologies, Inc. (b)	475,455
87,600	General Cable Corp. (b) (c)	1,299,108

		4,310,673

	Electronic Equipment & Instruments—0.7%
43,800	Anixter International, Inc. (b)	1,628,046
45,425	Excel Technology, Inc. (b)	1,103,828

		2,731,874

	Energy Equipment & Services—3.8%
18,600	Atwood Oceanics, Inc. (b)	1,145,016
72,925	Cal Dive International, Inc. (b)	3,819,082
18,175	CARBO Ceramics, Inc.	1,435,098
62,400	FMC Technologies, Inc. (b)	1,994,928
41,325	Hydril (b)	2,246,014
106,150	Pioneer Drilling Co. (b)	1,619,849
41,950	Unit Corp. (b)	1,846,219
41,400	Universal Compression Holdings, Inc. (b)	1,500,336

		15,606,542

	Food & Staples Retailing—1.2%
50,550	BJ’s Wholesale Club, Inc. (b)	1,642,369
24,950	Casey’s General Stores, Inc.	494,509
36,600	Performance Food Group Co. (b)	1,105,686
52,650	Smart & Final, Inc. (b) (c)	644,963
35,800	United Natural Foods, Inc. (b)	1,087,246

		4,974,773

	Food Products—0.8%
21,663	J & J Snack Foods Corp.	1,134,058
47,575	Ralcorp Holdings, Inc. (b)	1,957,711

		3,091,769

Shares		Value (Note 1)

	Gas Utilities—1.6%
66,125	AGL Resources, Inc.	$2,555,731
32,900	Energen Corp.	1,153,145
52,625	ONEOK, Inc.	1,718,206
54,878	Southern Union Co. (b)	1,347,255

		6,774,337

	Health Care Equipment & Supplies—4.6%
63,850	American Medical Systems Holdings, Inc. (b)	1,318,503
53,125	Arrow International, Inc.	1,694,687
57,975	ArthroCare Corp. (b) (c)	2,025,646
64,850	Aspect Medical Systems, Inc. (b) (c)	1,928,639
58,250	ev3, Inc. (b) (c)	809,675
37,975	Foxhollow Technologies, Inc. (b) (c)	1,453,303
38,025	Immucor, Inc. (b)	1,100,824
50,400	Intermagnetics General Corp. (b) (c)	1,550,304
25,450	Intuitive Surgical, Inc. (b) (c)	1,186,988
82,600	NuVasive, Inc. (b) (c)	1,372,812
138,425	OraSure Technologies, Inc. (b) (c)	1,382,866
44,325	Palomar Medical Technologies, Inc. (b) (c)	1,060,254
53,450	Sybron Dental Specialties, Inc. (b)	2,010,789

		18,895,290

	Health Care Providers & Services—5.9%
43,225	Chemed Corp. (c)	1,767,038
103,125	HealthExtras, Inc. (b)	2,069,719
153,325	HealthTronics, Inc. (b)	1,991,692
24,375	Kindred Healthcare, Inc. (b)	965,494
51,850	LCA-Vision, Inc.	2,512,651
32,850	LifePoint Hospitals, Inc. (b)	1,659,582
44,849	Matria Healthcare, Inc. (b) (c)	1,445,483
42,850	Psychiatric Solutions, Inc. (b)	2,087,223
55,575	Radiation Therapy Services, Inc. (b)	1,475,516
15,425	RehabCare Group, Inc. (b)	412,310
34,225	Sierra Health Services, Inc. (b)	2,445,718
66,950	Symbion, Inc. (b)	1,596,758
42,625	The Advisory Board Co. (b)	2,077,543
31,950	United Surgical Partners International, Inc. (b) (c)	1,663,956

		24,170,683

	Hotels, Restaurants & Leisure—2.9%
14,675	CBRL Group, Inc. (c)	570,270
97,554	Dover Downs Gaming & Entertainment, Inc. (c)	1,293,566
54,500	Fairmont Hotels & Resorts, Inc. (c)	1,898,235
23,150	Panera Bread Co. (b) (c)	1,437,268
105,450	Pinnacle Entertainment, Inc. (b)	2,062,602
56,075	Sonic Corp. (b) (c)	1,711,970
93,775	Sunterra Corp. (b) (c)	1,520,093
81,900	The Steak N Shake Co. (b)	1,524,978

		12,018,982

	Household Durables—1.7%
42,543	Levitt Corp. (Class A) (b)	1,272,887
26,675	Meritage Homes Corp. (b)	2,120,662
79,400	Tempur-Pedic International, Inc. (b) (c)	1,761,092
80,600	Tupperware Corp. (c)	1,883,622

		7,038,263

See accompanying notes to schedule of investments and financial statements.

MSF-212

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Household Products—0.6%
47,675	Central Garden & Pet Co. (b)	$2,341,796

	IT Services—3.3%
29,350	Anteon International Corp. (b)	1,338,947
20,350	CACI International, Inc. (Class A) (b)	1,285,306
33,825	Global Payments, Inc. (c)	2,293,335
51,875	iPayment Holdings, Inc. (b)	1,894,475
93,550	Perot Systems Corp. (Class A) (b) (c)	1,330,281
39,475	SI International, Inc. (b)	1,182,671
36,500	SRA International, Inc. (b)	1,267,280
148,175	Wright Express Corp. (b)	2,736,792

		13,329,087

	Insurance—4.0%
25,625	AmerUs Group Co. (c)	1,231,281
47,912	Delphi Financial Group, Inc.	2,115,315
55,750	Endurance Specialty Holdings, Ltd.	2,108,465
114,375	KMG America Corp. (b)	1,136,888
70,050	Ohio Casualty Corp.	1,693,809
62,225	ProAssurance Corp. (b) (c)	2,598,516
40,500	Protective Life Corp.	1,709,910
47,000	RLI Corp.	2,096,200
21,700	The Navigators Group, Inc. (b) (c)	750,169
53,550	Universal American Financial Corp. (b) (c)	1,211,301

		16,651,854

	Internet & Catalog Retail—1.7%
52,700	Blue Nile, Inc. (b) (c)	1,722,763
85,687	Coldwater Creek, Inc. (b)	2,134,463
102,975	FTD Group, Inc. (b) (c)	1,168,766
113,000	GSI Commerce, Inc. (b) (c)	1,892,750

		6,918,742

	Internet Software & Services—1.7%
45,800	Cryptologic, Inc.	1,374,458
206,900	Digitas, Inc. (b)	2,360,729
41,575	j2 Global Communications, Inc. (b) (c)	1,431,843
168,225	Online Resources Corp. (b) (c)	1,902,625

		7,069,655

	Machinery—5.0%
55,825	Actuant Corp. (b)	2,676,250
41,825	Albany International Corp. (Class A)	1,343,001
33,600	American Science & Engineering, Inc. (b) (c)	1,490,496
52,975	Barnes Group, Inc.	1,753,472
41,575	Bucyrus International, Inc.	1,579,018
77,275	CLARCOR, Inc.	2,260,294
64,150	Commercial Vehicle Group, Inc. (b) (c)	1,138,663
9,900	ESCO Technologies, Inc. (b)	997,920
35,625	Harsco Corp.	1,943,344
57,862	IDEX Corp.	2,234,052
44,062	Joy Global, Inc.	1,480,043
25,200	Nordson Corp.	863,856
10,575	Oshkosh Truck Corp.	827,811

		20,588,220

Shares		Value (Note 1)

	Media—3.5%
40,550	ADVO, Inc.	$1,291,518
73,525	Harte-Hanks, Inc.	2,185,898
46,600	John Wiley & Sons, Inc.	1,851,418
66,600	R. H. Donnelley Corp. (b)	4,127,868
76,800	Saga Communications, Inc. (b)	1,075,200
49,275	Scholastic Corp. (b)	1,899,551
54,950	Valassis Communications, Inc. (b)	2,035,897

		14,467,350

	Metals & Mining—0.4%
41,000	Reliance Steel & Aluminum Co.	1,519,870

	Multi-Utilities—0.6%
82,475	NorthWestern Energy Corp. (b) (c)	2,599,612

	Oil, Gas & Consumable Fuels—2.7%
53,825	ATP Oil & Gas Corp. (b)	1,259,505
52,325	Denbury Resources, Inc. (b)	2,080,965
155,800	Energy Partners, Ltd. (b) (c)	4,083,518
52,100	Range Resources Corp.	1,401,490
32,575	Remington Oil & Gas Corp. (b)	1,162,928
31,300	Western Gas Resources, Inc. (c)	1,092,370

		11,080,776

	Pharmaceuticals—1.6%
75,025	Andrx Corp. (b)	1,523,758
94,250	Impax Laboratories, Inc. (b) (c)	1,479,725
31,725	Par Pharmaceutical Resources., Inc. (b) (c)	1,009,172
70,050	Penwest Pharmaceuticals Co. (b) (c)	827,991
126,275	Perrigo Co.	1,760,273

		6,600,919

	Real Estate—5.0%
46,150	American Home Mortgage Investment Corp. (REIT) (c)	1,613,404
42,975	BioMed Realty Trust, Inc. (REIT)	1,024,954
66,800	CB Richard Ellis Group, Inc. (b)	2,929,848
65,050	CBL & Associates Properties, Inc. (REIT)	2,801,703
73,550	Corporate Office Properties Trust (REIT)	2,166,047
155,125	Eagle Hospitality Properties Trust, Inc. (REIT)	1,413,189
86,025	First Potomac Realty Trust (REIT)	2,133,420
78,025	Highland Hospitality Corp. (REIT)	815,361
36,325	Jones Lang LaSalle, Inc. (b)	1,606,655
61,175	LaSalle Hotel Properties (REIT)	2,007,152
64,400	Newcastle Investment Corp. (REIT) (c)	1,941,660

		20,453,393

	Road & Rail—1.4%
65,500	Genesee & Wyoming, Inc. (b)	1,782,255
104,275	Laidlaw International, Inc. (b)	2,513,028
25,150	Landstar System, Inc. (b)	757,518
42,375	Marten Transport, Ltd. (b)	889,451

		5,942,252

See accompanying notes to schedule of investments and financial statements.

MSF-213

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—4.4%
20,825	ADE Corp. (b) (c)	$584,141
142,025	AMIS Holdings, Inc. (b)	1,894,613
82,100	ATMI, Inc. (b) (c)	2,381,721
48,600	Diodes, Inc. (b) (c)	1,516,320
69,825	DSP Group, Inc. (b)	1,666,723
40,075	Fairchild Semiconductor International, Inc. (b)	591,106
60,450	FormFactor, Inc. (b) (c)	1,597,089
109,100	Microsemi Corp. (b)	2,051,080
42,750	PortalPlayer, Inc. (b) (c)	890,055
56,500	Power Integrations, Inc. (b)	1,218,705
47,925	Tessera Technologies, Inc. (b)	1,601,174
36,100	Trident Microsystems, Inc. (b) (c)	819,109
78,550	Volterra Semiconductor Corp. (b) (c)	1,169,610

		17,981,446

	Software—2.9%
124,475	Aspect Communications Corp. (b)	1,397,854
163,825	Bottomline Technologies, Inc. (b) (c)	2,452,460
33,025	Hyperion Solutions Corp. (b)	1,328,926
27,250	MRO Software, Inc. (b) (c)	398,123
43,775	Progress Software Corp. (b)	1,319,816
91,525	Quest Software, Inc.	1,247,486
67,650	SS&C Technologies, Inc.	2,143,152
102,700	The Ultimate Software Group, Inc. (b) (c)	1,684,280

		11,972,097

	Specialty Retail—2.5%
86,625	Charlotte Russe Holding, Inc. (b) (c)	1,079,348
27,600	Cost Plus, Inc. (b)	688,344
29,825	Guitar Center, Inc. (b)	1,740,885
42,550	Hot Topic, Inc. (b) (c)	813,556
37,925	Party City Corp. (b) (c)	455,100
50,150	Pier 1 Imports, Inc. (c)	711,629
44,950	The Children’s Place Retail Stores, Inc. (b) (c)	2,097,816
46,737	The Men’s Wearhouse, Inc. (b)	1,609,155
70,750	West Marine, Inc. (b) (c)	1,277,745

		10,473,578

	Textiles, Apparel & Luxury Goods—0.7%
30,850	Carter’s, Inc. (b) (c)	1,801,023
75,025	Guess?, Inc. (b) (c)	1,243,915

		3,044,938

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—2.5%
98,050	BankAtlantic Bancorp, Inc. (Class A)	$1,858,047
68,250	BankUnited Financial Corp. (b) (c)	1,845,480
29,775	FirstFed Financial Corp. (b)	1,774,888
41,550	Independence Community Bank Corp.	1,534,442
45,950	PFF Bancorp, Inc.	1,391,826
164,450	Provident Bancorp, Inc.	1,991,489

		10,396,172

	Trading Companies & Distributors—1.4%
112,075	BlueLinx Holdings, Inc. (b)	1,185,754
51,250	Hughes Supply, Inc.	1,440,125
60,575	NuCo2, Inc. (b) (c)	1,554,960
95,250	UAP Holdings Corp. (b)	1,581,150

		5,761,989

	Water Utilities—0.3%
43,100	American State Water Co.	1,265,847

	Wireless Telecommunication Services—1.0%
104,175	Alamosa Holdings, Inc. (b) (c)	1,448,033
182,100	SBA Communications Corp. (b) (c)	2,458,350

		3,906,383

	Total Common Stocks (Identified Cost $331,833,281)	402,352,938

Short Term Investments—2.8%
Face Amount

	Commercial Paper—2.8%
$11,755,000	New Center Asset Trust 2.100%, 07/01/05	$11,755,000

	Total Short Term Investments (Identified Cost $11,755,000)	11,755,000

	Total Investments—100.4% (Identified Cost $343,588,281) (a)	414,107,938
	Other assets less liabilities	(1,773,401)

	Total Net Assets—100%	$412,334,537

See accompanying notes to schedule of investments and financial statements.

MSF-214

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$414,107,938
Cash		413,793
Collateral for securities loaned		103,398,709
Receivable for:
Securities sold		1,457,040
Fund shares sold		363,689
Dividends and interest		287,578

Total Assets		520,028,747
Liabilities
Payable for:
Fund shares redeemed	$800,919
Securities purchased	3,088,471
Withholding taxes	491
Return of collateral for securities loaned	103,398,709
Accrued expenses:
Management fees	284,618
Service and distribution fees	8,824
Deferred directors fees	23,501
Other expenses	88,677

Total Liabilities		107,694,210

Net Assets		$412,334,537

Net assets consist of:
Capital paid in		$320,764,594
Undistributed net investment income (loss)		85,957
Accumulated net realized gains (losses)		20,964,329
Unrealized appreciation (depreciation) on investments		70,519,657

Net Assets		$412,334,537

Computation of offering price:
Class A
Net asset value and redemption price per share ($348,673,032 divided by 1,593,060 shares outstanding)		$218.87

Class B
Net asset value and redemption price per share ($15,516,870 divided by 71,430 shares outstanding)		$217.23

Class E
Net asset value and redemption price per share ($48,144,635 divided by 221,183 shares outstanding)		$217.67

Identified cost of investments		$343,588,281

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$1,806,853	(a)
Interest		195,793	(b)

		2,002,646
Expenses
Management fees	$1,795,112
Service and distribution fees—Class B	12,819
Service and distribution fees—Class E	34,416
Directors’ fees and expenses	10,429
Custodian	69,096
Audit and tax services	10,167
Legal	7,193
Printing	52,033
Insurance	4,366
Miscellaneous	3,355

Total expenses before reductions	1,998,986
Expense reductions	(69,771)
Management fee waiver	(33,297)	1,845,918

Net Investment Income		106,728

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		21,814,721
Unrealized appreciation (depreciation) on:
Investments—net		(20,259,889)

Net gain (loss)		1,554,832

Net Increase (Decrease) in Net Assets From Operations		$1,661,560

(a)	Net of foreign taxes of $1,991.
(b)	Includes income on securities loaned of $68,255.

See accompanying notes to financial statements.

MSF-215

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income (loss)	$106,728	$(570,610)
Net realized gain	21,814,721	47,031,397
Unrealized appreciation (depreciation)	(20,259,889)	13,734,212

Increase (decrease) in net assets from operations	1,661,560	60,194,999

From Distributions to Shareholders
Net realized gain
Class A	(4,334,645)	0
Class B	(148,451)	0
Class E	(595,461)	0

Total distributions	(5,078,557)	0

Increase (decrease) in net assets from capital share transactions	(6,485,058)	(18,222,379)

Total increase (decrease) in net assets	(9,902,055)	41,972,620

Net Assets
Beginning of the year	422,236,592	380,263,972

End of the year	$412,334,537	$422,236,592

Undistributed Net Investment Income (Loss)
End of the period	$85,957	$(20,771)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	145,555	$30,853,027	303,175	$59,613,634
Reinvestments	21,414	4,334,645	0	0
Redemptions	(245,091)	(51,867,864)	(470,060)	(92,542,660)

Net increase (decrease)	(78,122)	$(16,680,192)	(166,885)	$(32,929,026)

Class B
Sales	43,308	$9,117,806	30,672	$6,054,599
Reinvestments	739	148,451	0	0
Redemptions	(1,999)	(422,417)	(1,812)	(356,158)

Net increase (decrease)	42,048	$8,843,840	28,860	$5,698,441

Class E
Sales	19,882	$4,206,454	78,100	$15,255,194
Reinvestments	2,957	595,461	0	0
Redemptions	(16,308)	(3,450,621)	(31,534)	(6,246,988)

Net increase (decrease)	6,531	$1,351,294	46,566	$9,008,206

Increase (decrease) derived from capital share transactions	(29,543)	$(6,485,058)	(91,459)	$(18,222,379)

See accompanying notes to financial statements.

MSF-216

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$220.60		$189.55	$138.89	$177.25	$210.41	$201.73

Income From Investment Operations
Net investment income (loss)	0.08		(0.27)	(0.34)	0.14	0.34	0.42
Net realized and unrealized gain (loss) on investments	0.89		31.32	51.00	(38.32)	(19.28)	10.13

Total from investment operations	0.97		31.05	50.66	(38.18)	(18.94)	10.55

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.18)	(0.53)	(0.01)
Distributions from net realized capital gains	(2.70)		0.00	0.00	0.00	(12.67)	(1.86)
Distributions in excess of net realized capital gains	0.00		0.00	0.00	0.00	(1.02)	0.00

Total distributions	(2.70)		0.00	0.00	(0.18)	(14.22)	(1.87)

Net Asset Value, End of Period	$218.87		$220.60	$189.55	$138.89	$177.25	$210.41

Total Return (%)	0.5	(b)	16.4	36.5	(21.6)	(8.8)	5.2
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	(c)	0.98	0.99	0.97	1.00	0.96
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93	(c)	0.95	—	0.97	1.00	0.95
Ratio of net investment income (loss) to average net assets (%)	0.07	(c)	(0.13)	(0.21)	0.14	0.18	0.22
Portfolio turnover rate (%)	129	(c)	135	118	99	111	148
Net assets, end of period (000)	$348,673		$368,666	$348,406	$281,477	$406,525	$486,439
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	1.00	0.95

	Class B
	Six months ended June 30, 2005		Year ended December 31,		July 29, 2002(a) through December 31, 2002
			2004	2003
Net Asset Value, Beginning of Period	$219.20		$188.59	$138.20	$144.89

Income From Investment Operations
Net investment income (loss)	(0.06)		0.08	(0.24)	0.00
Net realized and unrealized gain (loss) on investments	0.79		30.53	50.63	(6.69)

Total from investment operations	0.73		30.61	50.39	(6.69)

Less Distributions
Distributions from net realized capital gains	(2.70)		0.00	0.00	0.00

Total distributions	(2.70)		0.00	0.00	0.00

Net Asset Value, End of Period	$217.23		$219.20	$188.59	$138.20

Total Return (%)	0.4	(b)	16.2	36.5	(4.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.21	(c)	1.23	1.24	1.22	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.18	(c)	1.20	—	1.22	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.06	)(c)	(0.07)	(0.46)	0.00	(c)
Portfolio turnover rate (%)	129	(c)	135	118	99
Net assets, end of period (000)	$15,517		$6,440	$98	$1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-217

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$219.57		$188.95	$138.65	$177.03	$179.40

Income From Investment Operations
Net investment income (loss)	(0.06)		(0.45)	(0.37)	0.03	0.07
Net realized and unrealized gain (loss) on investments	0.86		31.07	50.67	(38.32)	(2.44)

Total from investment operations	0.80		30.62	50.30	(38.29)	(2.37)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.09)	0.00
Distributions from net realized capital gains	(2.70)		0.00	0.00	0.00	0.00

Total distributions	(2.70)		0.00	0.00	(0.09)	0.00

Net Asset Value, End of Period	$217.67		$219.57	$188.95	$138.65	$177.03

Total Return (%)	0.5	(b)	16.2	36.3	(21.6)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.11	(c)	1.13	1.14	1.12	1.15	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.08	(c)	1.10	—	1.12	1.15	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.07	)(c)	(0.26)	(0.37)	(0.01)	0.03	(c)
Portfolio turnover rate (%)	129	(c)	135	118	99	111
Net assets, end of period (000)	$48,145		$47,131	$31,759	$10,242	$2,142
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	1.15	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-218

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—95.8% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.6%
10,578	AAR Corp. (b)	$166,180
2,949	Applied Signal Technology, Inc. (c)	56,149
2,900	ARGON ST, Inc. (b)	102,950
11,157	Armor Holdings, Inc. (b) (c)	441,929
10,891	Aviall, Inc. (b)	344,047
18,551	BE Aerospace, Inc. (b)	289,952
7,739	Ceradyne, Inc. (b)	186,278
5,113	Cubic Corp. (b) (c)	90,705
6,700	Curtiss Wright Corp. (c)	361,465
8,649	DRS Technologies, Inc. (b)	443,521
5,132	EDO Corp.	153,498
13,340	Engineered Support Systems, Inc. (c)	477,972
5,739	Essex Corp. (b)	131,308
8,043	Esterline Technologies Corp.	322,364
17,581	GenCorp, Inc. (c)	338,610
6,112	HEICO Corp. (c)	143,082
371	HEICO Corp. (Class A)	6,685
4,812	Herley Industries, Inc. (b)	87,771
2,192	Innovative Solutions & Support (b) (c)	73,585
8,248	Ionatron, Inc. (b)	70,850
7,959	Kaman Corp.	143,580
7,510	Mercury Computer Systems, Inc. (b) (c)	205,549
10,934	Moog, Inc. (b)	344,296
3,316	MTC Technologies, Inc. (b)	122,128
17,639	Orbital Sciences Corp. (b) (c)	174,626
2,518	Sequa Corp. (Class A) (b)	166,616
11,430	Teledyne Technologies, Inc. (b)	372,389
5,638	Triumph Group, Inc. (b) (c)	195,977
2,920	United Industrial Corp. (c)	104,361

		6,118,423

	Air Freight & Logistics—0.3%
19,408	ABX Air, Inc. (b)	158,175
4,083	Dynamex, Inc.	69,574
13,837	EGL, Inc. (b) (c)	281,168
10,400	Forward Air Corp.	293,994
6,483	Hub Group, Inc. (Class A) (b) (c)	162,399
9,019	Overnite Corp. (c)	387,637

		1,352,947

	Airlines—0.5%
26,966	AirTran Holdings, Inc. (b) (c)	248,896
9,461	Alaska Air Group, Inc. (b) (c)	281,465
12,931	America West Holding Corp. (Class B) (b) (c)	77,586
23,355	Continental Airlines, Inc. (Class B) (b) (c)	310,154
40,998	Delta Air Lines, Inc. (b) (c)	154,153
12,264	ExpressJet Holdings, Inc. (b)	104,367
12,420	Frontier Airlines, Inc. (b) (c)	128,299
14,947	Mesa Air Group, Inc. (b) (c)	100,294
29,108	Northwest Airlines Corp. (Class A) (b) (c)	132,732
6,527	Pinnacle Airline Corp. (c)	56,067
4,353	Republic Airways Holdings, Inc. (b)	62,901
20,389	SkyWest, Inc. (c)	370,672
8,122	World Air Holdings, Inc. (b)	95,190

		2,122,776

Shares		Value (Note 1)

	Auto Components—0.8%
7,198	Aftermarket Technology Corp.	$125,461
13,960	American Axle & Manufacturing Holdings, Inc. (b)	352,769
22,158	ArvinMeritor, Inc.	394,191
3,417	Bandag, Inc.	157,353
21,039	Cooper Tire & Rubber Co.	390,694
12,266	Hayes Lemmerz International, Inc. (c)	87,334
4,984	Keystone Automotive Industries, Inc. (b)	123,254
4,876	LKQ Corp.	132,383
4,743	Midas, Inc.	109,089
11,319	Modine Manufacturing Co.	368,547
4,312	Standard Motor Products, Inc.	56,918
1,859	Strattec Security Corp.	101,241
7,938	Superior Industries International, Inc. (c)	188,131
14,015	Tenneco Automotive, Inc.	233,210
41,307	Visteon Corp. (c)	249,081

		3,069,656

	Automobiles—0.2%
4,974	Coachmen Industries, Inc. (c)	62,324
9,051	Monaco Coach Corp. (c)	155,587
11,946	Thor Industries, Inc. (c)	375,463
10,864	Winnebago Industries, Inc. (c)	355,796

		949,170

	Beverages—0.1%
2,640	Boston Beer, Inc. (b) (c)	59,241
4,487	Central European Distribution Corp. (c)	167,500
1,254	Coca-Cola Bottling Co.	63,377
2,272	Hansen Natural Corp. (c)	192,484

		482,602

	Biotechnology—3.0%
34,746	Aastrom Biosciences, Inc.	108,755
29,357	Abgenix, Inc. (b) (c)	251,883
8,652	Albany Molecular Research, Inc. (b) (c)	121,128
8,842	Alexion Pharmaceuticals, Inc. (b) (c)	203,720
25,586	Applera Corp.—Celera Genomics	280,678
12,151	Arena Pharmaceuticals, Inc. (b)	82,870
5,575	Bio-Rad Laboratories, Inc. (b) (c)	330,096
11,856	Bioenvision, Inc. (c)	86,312
24,964	BioMarin Pharmaceutical, Inc. (b) (c)	186,980
14,634	Cell Genesys, Inc. (c)	78,292
13,763	Cepheid, Inc.	101,020
27,866	Corixa Corp. (c)	122,053
16,739	Cubist Pharmaceuticals, Inc. (b)	220,453
15,347	CuRagen Corp. (b) (c)	78,884
11,230	CV Therapeutics, Inc. (b) (c)	251,777
16,241	Decode Genetics, Inc. (b) (c)	152,503
18,686	Dendreon Corp. (b) (c)	97,728
4,926	Digene Corp. (b) (c)	136,352
17,726	Encysive Pharmaceuticals, Inc. (b) (c)	191,618
10,914	Enzo Biochem, Inc. (b) (c)	195,688
15,476	Enzon Pharmaceuticals, Inc. (b) (c)	100,284
27,242	Exelixis, Inc. (b)	202,408
11,292	Eyetech Pharmaceuticals, Inc. (b)	142,731

See accompanying notes to schedule of investments and financial statements.

MSF-219

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Biotechnology—(Continued)
8,204	Genitope Corp.	$105,339
1	Genta, Inc. (b)	1
19,708	Geron Corp. (b) (c)	152,540
44,018	Human Genome Sciences, Inc. (b) (c)	509,728
20,708	ICOS Corp. (b)	438,388
4,298	Idenix Pharmaceuticals, Inc. (b) (c)	93,181
9,979	Illumina, Inc. (b) (c)	120,446
12,894	Immunogen, Inc. (b) (c)	74,656
27,378	Incyte Corp. (b) (c)	195,753
10,030	InterMune, Inc. (b) (c)	130,791
15,866	ISIS Pharmaceuticals, Inc. (b) (c)	62,036
7,295	Keryx Biopharmaceuticals, Inc. (b) (c)	96,294
20,699	Lexicon Genetics, Inc. (b) (c)	102,253
9,504	Lifecell Corp. (c)	150,258
7,720	Luminex Corp. (b) (c)	75,965
10,208	Martek Biosciences Corp. (b)	387,394
7,779	Maxygen, Inc. (b)	53,364
35,803	Medarex, Inc. (c)	298,239
11,240	Myriad Genetics, Inc. (b) (c)	175,906
19,772	Nabi Biopharmaceuticals	301,128
27,502	Nektar Therapeutics (b)	463,134
11,857	Neurocrine Biosciences, Inc. (b)	498,705
13,599	Nuvelo, Inc. (c)	105,120
12,500	Onyx Pharmaceuticals, Inc. (b) (c)	298,500
3,841	PRA International	102,862
5,896	Progenics Pharmaceuticals, Inc. (b) (c)	122,991
12,117	Regeneron Pharmaceuticals, Inc. (b) (c)	101,662
20,981	Savient Pharmaceuticals, Inc.	92,526
11,251	Serologicals Corp. (b) (c)	239,084
21,515	Stemcells, Inc.	90,578
7,862	Tanox, Inc. (b) (c)	92,143
19,117	Telik, Inc. (b) (c)	310,842
9,718	Transkaryotic Therapies, Inc. (b) (c)	355,484
4,867	Trimeris, Inc. (b) (c)	48,573
6,872	United Therapeutics Corp. (b) (c)	331,230
30,676	Vertex Pharmaceuticals, Inc. (b) (c)	516,584
19,356	Vicuron Pharmaceuticals, Inc. (b)	540,032
40,442	Virologic, Inc. (c)	100,296
8,940	Zymogenetics, Inc. (c)	157,344

		11,815,563

	Building Products—0.8%
3,013	Aaon, Inc.	53,601
3,650	American Woodmark Corp. (c)	109,537
10,965	Apogee Enterprises, Inc.	168,532
12,729	Comfort Systems USA, Inc. (b)	83,757
2,468	Drew Industries, Inc. (c)	112,047
6,570	ElkCorp. (c)	187,574
8,946	Griffon Corp. (b) (c)	198,601
4,247	Interline Brands, Inc. (b)	84,091
23,923	Jacuzzi Brands, Inc. (b) (c)	256,694
15,589	Lennox International, Inc.	330,019
6,863	NCI Building Systems, Inc. (b) (c)	225,106
11,740	Simpson Manufacturing, Inc. (c)	358,657
3,357	Trex Co., Inc. (b) (c)	86,275

Shares		Value (Note 1)

	Building Products—(Continued)
5,221	Universal Forest Products, Inc.	$216,410
13,708	York International Corp.	520,904

		2,991,805

	Capital Markets—0.9%
9,564	Archipelago Holdings, Inc. (b) (c)	372,900
7,645	Ares Capital Corp. (c)	136,310
3,036	Capital Corp. of the West (c)	84,249
6,592	eSPEED, Inc. (b)	58,735
2,161	Gabelli Asset Management, Inc. (c)	95,495
2,077	GFI Group, Inc. (b)	73,941
3,962	Greenhill & Co., Inc. (c)	160,501
14,322	Investment Technology Group, Inc.	301,048
37,025	Knight Capital Group, Inc. (c)	282,131
17,128	LaBranche & Co., Inc. (b) (c)	107,906
15,455	MCG Capital Corp. (c)	263,971
11,412	National Financial Partners Corp. (c)	446,666
7,020	OptionsXpress Holdings, Inc. (b) (c)	106,704
6,347	Piper Jaffray Co. (b) (c)	193,139
4,080	Sanders Morris Haris Group, Inc. (c)	70,176
4,630	SWS Group, Inc. (c)	79,543
14,557	The Nasdaq Stock Market, Inc. (b)	274,545
24,623	Waddell & Reed Financial, Inc. (Class A)	455,526

		3,563,486

	Chemicals—1.5%
10,504	A. Schulman, Inc.	187,917
3,378	American Vanguard Corp. (c)	70,634
7,821	Arch Chemicals, Inc.	195,212
2,615	Balchem Corp.	78,581
11,412	Calgon Carbon Corp. (b) (c)	100,996
9,629	Cambrex Corp.	183,432
15,010	Ferro Corp.	298,099
11,035	Georgia Gulf Corp.	342,637
17,637	Great Lakes Chemical Corp.	555,036
10,183	H.B. Fuller Co.	346,833
35,083	Hercules, Inc. (b)	496,425
9,830	MacDermid, Inc.	306,303
6,658	Minerals Technologies, Inc. (c)	410,133
4,951	NewMarket Corp.	73,225
3,588	Octel Corp. (b)	64,584
22,605	Olin Corp. (c)	412,315
8,796	OM Group, Inc. (b)	217,173
28,510	PolyOne Corp.	188,736
7,131	Senomyx, Inc. (b)	117,733
15,249	Sensient Technologies Corp.	314,282
10,539	Spartech Corp. (c)	187,594
10,589	Symyx Technologies, Inc. (b) (c)	296,280
30,353	Terra Industries, Inc. (b) (c)	206,704
21,867	W.R. Grace & Co. (b)	170,344
10,564	Wellman, Inc. (c)	107,647
3,838	Westlake Chemical Corp. (b)	94,031

		6,022,886

See accompanying notes to schedule of investments and financial statements.

MSF-220

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Banks—7.5%
3,372	1st Source Corp. (c)	$77,354
5,673	ABC Bancorp. (c)	102,568
4,234	Alabama National Bancorp.	276,777
8,213	Amcore Financial, Inc.	245,404
21,850	Amegy Bancorp., Inc. (c)	489,003
3,389	Americanwest Bancorp. (c)	67,611
946	Ames National Corp.	104,590
3,416	Arrow Financial Corp. (c)	95,101
1,086	Bancfirst Corp. (b) (c)	94,471
25,689	BancorpSouth, Inc. (b)	606,260
2,891	Banctrust Financial Group, Inc. (c)	56,461
18,775	Bank Mutual Corp.	207,652
5,282	Bank of Granite Corp. (b) (c)	101,098
3,236	Bank of the Ozarks, Inc. (c)	106,270
3,581	Banner Corp.	100,304
8,791	Boston Private Financial Holdings, Inc. (c)	221,533
3,268	Camden National Corp.	107,027
2,901	Capital City Bank Group, Inc. (c)	117,200
2,055	Capital Crossing Bank	70,076
3,480	Capitol Bancorp, Ltd. (c)	116,963
7,941	Cardinal Financial Corp.	74,566
6,290	Cascade Bancorp. (c)	132,342
15,224	Cathay Bancorp, Inc. (b) (c)	513,201
3,217	Center Financial Corp. (c)	79,878
3,220	Central Coast Bancorp. (b) (c)	58,282
10,034	Central Pacific Financial Corp.	357,210
8,203	Chemical Financial Corp. (c)	271,601
14,881	Chittenden Corp.	404,763
2,785	Citizens & Citizens North Corp.	87,003
13,537	Citizens Banking Corp. (b)	409,088
2,666	City Bank (b) (c)	82,699
6,400	City Holdings Co. (b)	233,728
4,270	Cobiz, Inc. (c)	77,415
1,917	Colony Bankcorp, Inc.	57,587
1,620	Columbia Bancorp.	59,049
4,649	Columbia Banking Systems, Inc. (b)	114,458
1,632	Commercial Bankshares, Inc.	63,338
8,824	Community Bank Systems, Inc. (c)	215,217
4,002	Community Bank, Inc. (c)	103,732
4,810	Community Trust Bancorp, Inc. (c)	157,383
6,070	Corus Bankshares, Inc. (b) (c)	336,824
14,958	CVB Financial Corp. (c)	294,373
18,785	F.N.B. Corp. (b) (c)	369,125
2,613	F.N.B. Corp. (Virginia) (c)	73,164
2,164	Farmers Capital Bank Corp. (c)	74,961
4,498	First Bancorp. (c)	99,541
10,614	First Bancorp. (Puerto Rico) (c)	426,152
4,770	First Busey Corp. (c)	92,109
9,752	First Charter Corp. (c)	214,251
1,983	First Citizens BancShares, Inc. (c)	286,643
24,741	First Commonwealth Financial Corp. (c)	338,952
4,289	First Community Bancorp, Inc.	203,728
3,168	First Community Bancshares, Inc. (c)	102,960
11,494	First Financial Bancorp. (c)	217,237
5,997	First Financial Bankshares, Inc. (c)	202,950
4,482	First Financial Corp.	128,768

Shares		Value (Note 1)

	Commercial Banks—(Continued)
4,175	First Financial Holdings, Inc. (c)	$124,874
4,689	First Indiana Corp.	139,123
7,299	First Merchants Corp. (c)	181,380
14,659	First Midwest Bancorp, Inc.	515,557
2,847	First Oak Brook Bancshares, Inc. (c)	80,342
6,303	First Republic Bank (b)	222,685
4,936	First State Bancorp.	95,215
8,159	Frontier Financial Corp. (c)	206,084
3,432	GB&T Bancshares, Inc. (c)	81,544
10,018	Glacier Bancorp, Inc.	261,770
12,586	Gold Banc Corp., Inc.	183,126
3,002	Great Southern Bancorp, Inc. (c)	93,933
16,355	Greater Bay Bancorp. (c)	431,281
2,273	Greene County Bancshares, Inc.	62,098
9,534	Hancock Holding Co. (c)	327,970
13,067	Hanmi Financial Corp.	218,219
8,897	Harleysville National Corp. (c)	206,055
3,117	Heartland Financial USA, Inc. (c)	60,875
4,076	Heritage Commerce Corp.	74,835
14,458	Hudson United Bancorp	521,934
2,399	IBERIABANK Corp.	147,802
6,121	Independent Bank Corp. (c)	174,081
4,782	Independent Bank Corp. (Massachusetts)	134,900
5,066	Integra Bank Corp.	114,593
7,059	Interchange Financial Services Corp. (c)	129,533
6,221	Irwin Financial Corp. (c)	138,044
7,597	Lakeland Bancorp, Inc. (c)	118,589
2,403	Lakeland Financial Corp.	97,754
3,359	Macatawa Bank Corp. (c)	116,529
5,902	Main Street Bank, Inc. (c)	150,265
3,554	Mainsource Financial Group, Inc. (c)	64,292
7,154	MB Financial, Inc.	284,944
5,287	MBT Financial Corp. (c)	101,775
2,229	Mercantile Bankcorp.	98,009
8,118	Mid-State Bancshares	225,437
3,558	Midwest Bank Holdings, Inc. (c)	68,634
5,666	Nara Bancorp, Inc. (c)	83,177
10,905	National Penn Bancshares, Inc. (b) (c)	272,407
1	NBC Capital Corp.	24
10,769	NBT Bancorp, Inc. (c)	254,579
16,110	Net.Bank, Inc. (b)	150,145
36,873	NewAlliance Bancshares, Inc.	518,066
2,724	Northern Empire Bancshares (b) (c)	84,281
21,863	Old National Bancorp. (c)	467,868
4,900	Old Second Bancorp, Inc. (c)	142,541
3,762	Omega Financial Corp. (c)	116,810
6,400	Oriental Financial Group, Inc. (c)	97,664
14,447	Pacific Capital Bancorp. (c)	535,695
3,936	Park National Corp. (c)	434,928
2,996	Peapack Gladstone Financial Corp. (c)	82,989
3,164	Pennrock Financial Services Corp.	113,556
3,541	Peoples Bancorp, Inc.	94,722
2,538	Pinnacle Financial Partners, Inc.	60,912
2,342	Placer Sierra Bancshares	63,866
1	PNC Financial Services Group, Inc.	6
4,567	Premierwest Bancorp	67,683

See accompanying notes to schedule of investments and financial statements.

MSF-221

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Banks—(Continued)
6,351	PrivateBancorp, Inc. (c)	$224,698
6,893	Prosperity Bancshares, Inc.	197,209
10,364	Provident Bankshares Corp.	330,715
9,069	R & G Financial Corp. (Class B) (c)	160,431
3,265	Renasant Corp. (c)	100,431
22,160	Republic Bancorp, Inc.	331,957
1	Republic Bancorp, Inc. (Class A) (b)	1
8,641	S & T Bancorp, Inc. (c)	311,940
4,678	S. Y. Bancorp, Inc. (c)	106,892
5,744	Sandy Spring Bancorp, Inc.	201,212
3,327	SCBT Financial Corp. (c)	105,300
4,108	Seacoast Banking Corp.	80,887
2,654	Security Bank Corp. (c)	60,777
3,972	Signature Bank (b) (c)	96,917
4,677	Simmons First National Corp.	126,794
2,598	Southside Bancshares, Inc. (c)	53,259
3,848	Southwest Bancorp, Inc. (Oklahoma)	78,807
2,286	State Bancorp, Inc. (c)	51,709
1,797	State Financial Services Corp. (c)	72,347
5,144	Sterling Bancorp.	109,824
14,150	Sterling Bancshares, Inc.	220,174
7,631	Sterling Financial Corp. (Pennsylvania) (c)	162,611
3,640	Suffolk Bancorp. (c)	117,536
3,583	Summit Bankshares, Inc.	61,986
3,392	Sun Bancorp, Inc. (New Jersey) (b)	70,113
14,701	Susquehanna Bancshares, Inc.	361,498
11,140	SVB Financial Group (b) (c)	533,606
6,970	Texas Capital Bancshares, Inc. (b)	137,588
13,355	Texas Regional Bancshares, Inc.	407,060
2,952	Tompkins Trustco, Inc. (c)	128,117
4,816	TriCo Bancshares	107,589
24,286	TrustCo Bank Corp. (c)	317,175
29,560	UCBH Holdings, Inc. (c)	480,054
4,841	UMB Financial Corp. (c)	276,082
14,146	Umpqua Holdings Corp. (c)	332,997
3,102	Union Bankshares Corp. (c)	119,799
9,757	United Community Bank, Inc. (c)	253,877
3,709	Univest Corp. (c)	111,122
7,422	Unizan Financial Corp. (c)	198,835
3,438	USB Holding, Inc. (b) (c)	80,449
2,650	Vineyard National Bancorp	83,634
2,847	Virginia Commerce Bancorp, Inc. (c)	69,268
2,581	Virginia Financial Group, Inc. (c)	90,567
35,463	W Holding Co., Inc. (c)	362,432
4,321	Washington Trust Bancorp, Inc. (c)	119,562
7,824	Wesbanco, Inc. (c)	234,877
5,573	West Bancorp, Inc. (c)	104,772
5,829	West Coast Bancorp. (c)	142,286
10,559	WestAmerica Bancorp.	557,621
1,846	Western Sierra Bancorp. (c)	62,487
4,762	Wilshire Bancorp, Inc. (c)	68,239
7,610	Wintrust Financial Corp. (c)	398,384
2,780	Yardville National Bancorp.	99,385

		29,947,890

Shares		Value (Note 1)

	Commercial Services & Supplies—3.6%
13,807	ABM Industries, Inc. (b)	$269,236
2,998	Ace Cash Express, Inc. (c)	76,629
7,106	Administaff, Inc. (b) (c)	168,839
22,152	Advance America Cash Advance Centers, Inc. (b) (c)	354,432
3,132	AMERCO (b) (c)	167,719
4,069	American Ecology Corp.	72,835
4,748	American Reprographics Co. (b)	76,395
3,227	Angelica Corp. (c)	79,094
8,393	Banta Corp. (c)	380,706
13,220	Bowne & Co., Inc. (c)	191,161
13,327	Brady Corp. (b)	413,137
6,512	Casella Waste Systems, Inc. (b)	78,144
4,462	CCC Information Services Group, Inc. (c)	106,865
4,048	CDI Corp.	88,732
6,047	Central Parking Corp. (c)	83,146
20,992	Century Business Services, Inc. (b)	85,018
16,192	Cenveo, Inc.	122,412
5,201	Clark, Inc.	74,530
5,006	Clean Harbors, Inc.	108,530
7,350	Cogent, Inc. (b)	209,842
8,205	Coinstar, Inc. (b) (c)	186,171
3,708	Consolidated Graphics, Inc.	151,175
13,049	Corrections Corp. of America (b)	512,173
5,286	CoStar Group, Inc. (b)	230,470
2,967	CRA International, Inc. (b) (c)	159,773
18,375	Darling International, Inc. (c)	68,906
9,770	DiamondCluster International, Inc. (b) (c)	110,401
3,410	Duratek, Inc.	79,044
5,507	Educate, Inc. (b) (c)	77,924
15,597	eFunds Corp. (b)	280,590
5,559	Electro Rent Corp. (b) (c)	80,828
8,338	Ennis Business Forms, Inc.	151,085
14,750	FTI Consulting, Inc. (b)	308,275
6,327	G&K Services, Inc.	238,718
7,661	Gevity HR, Inc. (c)	153,450
5,582	Greenfield Online, Inc.	67,821
9,605	Healthcare Services Group, Inc. (c)	192,858
5,879	Heidrick & Struggles International, Inc. (b) (c)	153,324
8,850	Hudson Highland Group, Inc. (b) (c)	137,972
5,500	Imagistics International, Inc. (b)	154,000
9,915	InfoUSA, Inc. (b)	116,006
2,798	Interpool, Inc.	59,821
12,008	Jackson Hewitt Tax Service, Inc.	283,869
9,491	John H. Harland Co. (c)	360,658
6,631	Kelly Services, Inc. (Class A)	189,912
8,561	Kforce, Inc. (b)	72,426
4,304	Knoll, Inc. (b) (c)	73,641
12,583	Korn/Ferry International, Inc. (b) (c)	223,348
13,938	Labor Ready, Inc. (b)	324,895
2,674	Landauer, Inc.	138,807
3,372	Layne Christensen Co.	66,985
4,356	LECG Corp. (b) (c)	92,609
6,388	McGrath RentCorp.	151,396
4,353	Medis Technologies, Ltd. (b) (c)	72,260

See accompanying notes to schedule of investments and financial statements.

MSF-222

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Commercial Services & Supplies—(Continued)
9,301	Mine Safety Appliances Co.	$429,706
4,435	Mobile Mini, Inc. (b) (c)	152,919
15,009	Navigant Consulting, Inc. (b) (c)	265,059
10,496	NCO Group, Inc. (b)	227,028
12,209	Odyssey Marine Exploration, Inc.	60,801
5,116	Portfolio Recovery Associates, Inc. (c)	214,974
3,127	PrePaid Legal Services, Inc. (b) (c)	139,621
3,195	Providence Service Corp.	79,332
10,521	Rollins, Inc.	210,841
7,212	School Specialty, Inc. (b)	335,358
15,295	Sotheby’s Holdings, Inc. (Class A) (b)	209,542
5,056	SOURCECORP, Inc. (b)	100,210
23,740	Spherion Corp. (b) (c)	156,684
4,933	Strayer Education, Inc.	425,521
12,520	Teletech Holdings, Inc. (b) (c)	102,038
17,868	Tetra Technologies, Inc. (b) (c)	241,754
3,388	The Geo Group, Inc.	84,869
5,767	The Standard Register Co.	91,176
3,703	TRM Corp. (b) (c)	62,284
10,880	United Stationers, Inc. (b) (c)	534,208
7,266	Viad Corp.	205,918
3,672	Volt Information Sciences, Inc. (b)	87,137
16,002	Waste Connections, Inc. (b) (c)	596,715
21,307	Waste Services, Inc.	81,819
10,826	Watson Wyatt & Co. Holdings (b) (c)	277,470

		14,301,977

	Communications Equipment—2.4%
123,943	3Com Corp. (b)	451,152
21,208	ADTRAN, Inc. (c)	525,746
6,317	Airspan Networks, Inc.	35,059
8,998	Anaren, Inc. (b)	118,324
28,170	Arris Group, Inc. (b)	245,361
5,944	Audiovox Corp. (b)	92,132
16,042	Avocent Corp. (b) (c)	419,338
3,876	Bel Fuse, Inc. (Class B) (b) (c)	118,451
15,657	Belden CDT, Inc. (b) (c)	331,928
5,584	Black Box Corp.	197,674
13,999	C-COR.net Corp. (b) (c)	95,893
184,994	CIENA Corp. (b)	386,637
18,589	CommScope, Inc. (b) (c)	323,634
7,443	Comtech Telecommunications Corp. (b) (c)	242,865
7,205	Digi International, Inc. (b)	85,451
9,747	Ditech Communications Corp. (b) (c)	63,258
9,320	Echelon Corp. (c)	64,122
2,283	Endwave Corp. (b)	108,671
34,949	Extreme Networks, Inc. (b)	143,291
56,999	Finisar Corp. (c)	59,849
39,638	Foundry Networks, Inc. (b)	342,076
22,635	Glenayre Technologies, Inc. (b)	85,334
24,835	Globetel Communications Corp. (b)	69,290
24,790	Harmonic, Inc. (b) (c)	119,736
5,242	Inphonic, Inc. (b) (c)	80,622
7,313	Inter-Tel, Inc. (c)	136,095
11,469	Intervoice, Inc. (b) (c)	98,977

Shares		Value (Note 1)

	Communications Equipment—(Continued)
9,728	Ixia (b) (c)	$189,112
222,809	Level 3 Communications, Inc. (b) (c)	452,302
37,106	MRV Communications, Inc. (b) (c)	80,520
10,411	NETGEAR, Inc. (b) (c)	193,645
15,777	Plantronics, Inc.	573,652
31,542	Polycom, Inc. (b)	470,291
33,023	Powerwave Technologies, Inc. (b) (c)	337,495
14,460	Redback Networks, Inc. (b) (c)	92,255
8,748	SafeNet, Inc. (b) (c)	297,957
80,309	Sonus Networks, Inc. (b)	383,877
5,708	Spectralink Corp. (b) (c)	60,048
56,314	Sycamore Networks, Inc. (b)	194,283
18,002	Symmetricom, Inc. (b) (c)	186,681
18,063	Tekelec, Inc. (c)	303,458
12,321	Telkonet, Inc. (c)	60,742
23,226	Terayon Communication Systems, Inc. (b)	71,768
9,997	Terremark Worldwide, Inc. (c)	69,979
35,117	Transwitch Corp. (b) (c)	71,990
32,640	UTStarcom, Inc. (b) (c)	244,474
8,138	ViaSat, Inc. (b) (c)	165,446
23,163	Westell Technologies, Inc. (b)	138,515

		9,679,456

	Computers & Peripherals—1.3%
4,081	3D Systems Corp. (b)	98,189
38,048	Adaptec, Inc. (b)	147,626
21,975	Advanced Digital Information Corp. (b)	167,010
5,226	Applied Films Corp. (c)	133,786
87,009	Brocade Communications Systems, Inc. (b) (c)	337,595
1	Concurrent Computer Corp. (b)	2
10,222	Covansys Corp. (b)	131,353
13,944	Dot Hill Systems Corp. (b) (c)	73,066
16,840	Electronics for Imaging, Inc. (b) (c)	354,314
82,964	Gateway, Inc. (b) (c)	273,781
7,984	Hutchinson Technology, Inc. (b)	307,464
16,588	Hypercom Corp. (b)	107,324
10,879	Imation Corp.	421,996
9,160	Intergraph Corp. (b)	315,654
9,542	Komag, Inc. (b) (c)	270,706
28,777	Lexar Media, Inc. (b) (c)	141,295
81,793	Maxtor Corp. (b)	425,323
37,911	McDATA Corp. (Class A) (b) (c)	151,644
8,312	Mobility Electronics, Inc. (c)	76,055
12,951	PalmOne, Inc. (b) (c)	385,551
21,550	Pinnacle Systems, Inc. (b)	118,525
8,252	Presstek, Inc. (b) (c)	93,413
58,375	Quantum Corp. (b) (c)	173,374
3,268	Rimage Corp.	69,380
3,679	Stratasys, Inc. (b) (c)	120,230
9,134	Synaptics, Inc. (b) (c)	195,102

		5,089,758

	Construction & Engineering—0.9%
17,175	Dycom Industries, Inc. (b)	340,237
4,831	EMCOR Group, Inc. (b)	236,236

See accompanying notes to schedule of investments and financial statements.

MSF-223

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Construction & Engineering—(Continued)
11,649	Granite Construction, Inc.	$327,337
8,726	Insituform Technologies, Inc. (b)	139,878
6,452	Perini Corp. (b)	105,942
37,800	Quanta Services, Inc. (b) (c)	332,640
25,599	Shaw Group, Inc. (b)	550,634
13,174	URS Corp. (b)	492,049
11,658	Walter Industries, Inc. (c)	468,651
8,191	Washington Group International, Inc. (b)	418,724

		3,412,328

	Construction Materials—0.4%
2,386	Ameron International Corp.	89,236
6,245	Eagle Materials, Inc. (c)	578,225
13,338	Headwaters, Inc. (b) (c)	458,561
7,332	Texas Industries, Inc.	412,278

		1,538,300

	Consumer Finance—0.4%
7,251	Advanta Corp. (Class B) (c)	204,188
3,146	ASTA Funding, Inc. (c)	87,396
9,980	Cash America International, Inc.	200,797
19,211	E Loan, Inc.	64,165
4,106	Encore Capital Group, Inc. (c)	69,802
18,980	Metris Cos., Inc.	274,451
27,873	MoneyGram International, Inc.	532,932
6,270	World Acceptance Corp. (b)	188,413

		1,622,144

	Containers & Packaging—0.4%
11,215	Caraustar Industries, Inc. (b) (c)	117,758
6,265	Chesapeake Corp.	131,189
21,515	Graphic Packaging Corp. (b) (c)	78,530
5,003	Greif Brothers Corp.	305,683
18,248	Longview Fibre Co.	374,996
8,698	Myers Industries, Inc. (c)	108,725
11,409	Rock Tennessee Co. (c)	144,324
3,588	Silgan Holdings, Inc. (b)	201,789

		1,462,994

	Distributors—0.2%
5,443	Beacon Roofing Supply, Inc.	143,151
9,767	Bell Microproducts, Inc. (b)	91,810
7,777	Handleman Co. (b)	128,398
6,970	Navarre Corp. (c)	55,725
2,255	The Andersons, Inc.	80,752
10,392	WESCO International, Inc. (b)	326,101

		825,937

	Diversified Consumer Services—0.5%
9,300	Bright Horizons Family Solutions, Inc. (b)	378,696
29,341	Corinthian Colleges, Inc. (b)	374,685
18,827	DeVry, Inc. (b)	374,658

Shares		Value (Note 1)

	Diversified Consumer Services—(Continued)
14,490	Regis Corp.	$566,269
6,976	Universal Technical Institute, Inc. (b)	231,603
2,518	Vertrue, Inc. (b) (c)	98,101

		2,024,012

	Diversified Financial Services—1.0%
19,866	Apollo Investment Corp. (c)	366,130
2,719	Asset Acceptence Capital Corp. (b)	70,449
2,071	BKF Capital Group, Inc. (b) (c)	78,512
7,563	Calamos Asset Management, Inc.	206,016
913	Capital Southwest Corp. (c)	81,869
5,074	Collegiate Funding Services, Inc.	73,979
7,911	CompuCredit Corp. (b) (c)	271,189
27,884	Doral Financial Corp.	461,201
2,708	Enterprise Financial Services Corp.	64,044
10,129	Euronet Worldwide, Inc. (c)	294,450
6,485	Financial Federal Corp. (c)	250,580
3,911	First Cash Financial Services	83,578
20,974	Fremont General Corp. (c)	510,297
14,220	GATX Corp. (c)	490,590
5,241	Harris & Harris Group, Inc. (c)	62,420
3,815	International Securities Exchange, Inc.	95,795
2,918	Morningstar, Inc. (b)	82,142
4,843	MortgageIT Holdings, Inc. (c)	88,385
2,560	Stifel Financial Corp.	61,850
11,942	United Bankshares, Inc. (b)	425,255

		4,118,731

	Diversified Telecommunication Services—0.9%
6,443	Brightpoint, Inc.	142,970
27,848	Broadwing Corp. (c)	128,658
77,730	Cincinnati Bell, Inc. (b) (c)	334,239
7,216	Commonwealth Telephone Enterprises, Inc. (b)	302,423
5,790	CT Communications, Inc.	75,559
8,550	Fairpoint Communications, Inc. (c)	138,082
17,909	General Communication, Inc. (b)	176,762
6,960	Golden Telecom, Inc. (b) (c)	213,533
18,747	IDT Corp. (Class B) (c)	246,711
17,752	Interdigital Commerce Corp. (b)	310,660
5,162	Intrado, Inc. (b) (c)	77,224
5,884	Iowa Telecommunications Services, Inc.	110,325
8,025	MasTec, Inc. (b) (c)	70,620
5,925	North Pittsburgh Systems, Inc. (c)	115,893
23,180	Premiere Global Services, Inc. (c)	261,702
7,383	RCN Corp.	170,473
1,874	Shenandoah Telecommunications Co.	74,491
4,228	SureWest Communications (c)	108,448
9,103	TALK America Holdings, Inc.	91,121
16,230	Time Warner Telecom, Inc. (b) (c)	96,082
22,591	UbiquiTel, Inc. (b) (c)	184,343
10,013	Valor Communications Group, Inc.	138,179

		3,568,498

See accompanying notes to schedule of investments and financial statements.

MSF-224

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Electric Utilities—1.1%
8,140	ALLETE, Inc.	$406,186
10,040	Black Hills Corp.	369,974
3,898	Central Vermont Public Service (c)	72,113
5,113	CH Energy Group, Inc. (c)	248,645
15,704	Cleco Corp.	338,736
23,761	Duquesne Light Holdings, Inc. (c)	443,856
15,956	El Paso Electric Co. (b)	326,300
9,579	Empire District Electric Co.	229,513
13,538	IDACORP, Inc.	414,669
6,282	MGE Energy, Inc. (c)	228,539
4,928	NGP Capital Resources Co. (c)	73,575
9,134	Otter Tail Corp. (c)	249,632
38,116	Sierra Pacific Resources (b) (c)	474,544
4,716	UIL Holdings Corp.	253,768
11,123	Unisource Energy Corp. (c)	342,032

		4,472,082

	Electrical Equipment—1.1%
5,573	A.O. Smith Corp.	148,855
13,812	Acuity Brands, Inc.	354,830
12,644	American Superconductor Corp. (b) (c)	115,693
11,132	Artesyn Technologies, Inc. (b) (c)	96,848
10,395	Baldor Electric Co. (b) (c)	252,806
10,301	C&D Technologies, Inc.	94,666
5,501	Encore Wire Corp. (b) (c)	63,757
7,842	Energy Conversion Devices, Inc. (b) (c)	175,504
15,059	EnerSys (c)	205,254
7,196	Franklin Electric, Inc.	278,125
14,608	FuelCell Energy, Inc. (b) (c)	149,148
13,691	General Cable Corp. (b) (c)	203,038
8,552	Genlyte Group, Inc. (b) (c)	416,825
11,298	Global Power Equipment Group, Inc. (c)	89,819
29,803	GrafTech International, Ltd. (b)	128,153
7,274	II-VI, Inc. (b)	133,769
3,493	Louisiana Barge, Inc.	63,398
15,604	Plug Power, Inc. (c)	106,887
21,131	Power-One, Inc. (b) (c)	133,337
8,951	Regal Beloit Corp. (c)	261,011
5,734	Superior Essex, Inc.	101,549
14,695	Trustmark Corp. (c)	429,976
4,674	Ultralife Batteries, Inc. (c)	75,485
6,862	Vicor Corp. (b)	93,323
3,482	Woodward Governor Co.	292,592

		4,464,648

	Electronic Equipment & Instruments—1.9%
25,179	Aeroflex, Inc. (b)	211,504
9,974	Agilysys, Inc.	156,592
10,008	Anixter International, Inc. (b)	371,997
3,924	BEI Technologies, Inc.	104,692
13,474	Benchmark Electronics, Inc. (b)	409,879
13,610	Checkpoint Systems, Inc. (b)	240,897
12,714	Cognex Corp.	332,980
10,406	Coherent, Inc. (b)	374,720
11,406	CTS Corp. (c)	140,180

Shares		Value (Note 1)

	Electronic Equipment & Instruments—(Continued)
4,716	Daktronics, Inc. (c)	$94,367
5,914	Dionex Corp. (b) (c)	257,910
10,869	Electro Scientific Industries, Inc. (b) (c)	194,338
3,926	Excel Technology, Inc. (b) (c)	95,402
4,293	Fargo Electronics, Inc.	85,817
7,763	Global Imaging Systems, Inc. (b)	247,329
28,078	Identix, Inc. (b)	141,232
10,560	International DisplayWorks, Inc.	84,480
5,969	Intevac, Inc. (c)	62,495
6,972	Itron, Inc. (b)	311,509
3,823	Keithley Instruments, Inc. (c)	58,912
30,579	Kemet Corp. (b) (c)	192,648
2,966	Lecroy Corp. (b)	40,783
7,349	Littelfuse, Inc. (b) (c)	204,670
5,656	LoJack Corp.	99,319
6,410	LSI Industries, Inc.	89,355
3,555	Measurement Specialties, Inc. (b) (c)	82,512
14,807	Methode Electronics, Inc. (c)	175,759
5,994	MTS Systems Corp.	201,279
13,731	Newport Corp. (b)	190,312
6,662	OSI Systems, Inc. (c)	105,193
5,693	Park Electrochemical Corp.	143,464
10,962	Paxar Corp. (b)	194,575
6,134	Photon Dynamics, Inc. (b)	126,422
14,166	Plexus Corp. (b)	201,582
9,234	RadiSys Corp. (b) (c)	149,129
5,108	Rofin Sinar Technologies, Inc.	167,542
5,669	Rogers Corp. (b) (c)	229,878
4,045	ScanSource, Inc. (b) (c)	173,692
9,857	SpatiaLight, Inc. (b)	55,889
19,871	Taser International, Inc. (c)	199,505
14,270	Technitrol, Inc.	201,635
15,030	ThermoGenesis Corp. (c)	65,380
13,244	TTM Technologies, Inc. (b)	100,787
5,688	Universal Display Corp. (b) (c)	58,473
8,538	Veeco Instruments, Inc. (b) (c)	138,999
6,734	X-Rite, Inc.	77,508

		7,643,522

	Energy Equipment & Services—2.1%
3,928	Atwood Oceanics, Inc. (b)	241,808
12,677	Cal Dive International, Inc. (b) (c)	663,894
3,934	CARBO Ceramics, Inc.	310,629
2,249	Dril-Quip, Inc. (b)	65,243
13,338	Evergreen Solar, Inc. (b)	85,763
26,672	Global Industries, Inc. (b)	226,712
59,731	Grey Wolf, Inc. (b) (c)	442,607
3,421	Gulf Islands Fabrication, Inc. (b)	68,009
4,508	Gulfmark Offshore, Inc. (b)	123,113
24,443	Hanover Compressor Co. (b) (c)	281,339
4,655	Hornbeck Offshore Services, Inc. (c)	126,104
6,109	Hydril (b)	332,024
20,259	Input/Output, Inc. (b) (c)	127,227
9,327	Lone Star Technologies, Inc. (b)	424,379
5,378	Lufkin Industries, Inc.	193,500

See accompanying notes to schedule of investments and financial statements.

MSF-225

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Energy Equipment & Services—(Continued)
14,050	Maverick Tube Corp. (b) (c)	$418,690
32,711	Newpark Resources, Inc. (b) (c)	245,333
8,585	Oceaneering International, Inc. (b)	331,810
7,556	Offshore Logistics, Inc. (b)	248,139
13,088	Oil States International, Inc. (b)	329,425
28,519	Parker Drilling Co. (b)	199,918
6,451	Pioneer Drilling Co. (b)	98,442
15,686	Quantum Fuel Systems Technologies Worldwide, Inc. (b)	78,430
4,806	RPC, Inc. (c)	81,318
5,161	Seacor Smit, Inc. (b) (c)	331,852
24,950	Superior Energy Services, Inc. (b) (c)	444,110
12,692	Syntroleum Corp. (b) (c)	130,220
7,798	Tetra Technologies, Inc. (b) (c)	248,366
15,225	Todco (Class A) (b)	390,826
5,165	Universal Compression Holdings, Inc. (b)	187,180
12,293	Veritas DGC, Inc. (b)	341,008
9,021	W-H Energy Services, Inc. (b)	224,894
7,456	World Fuel Services Corp. (c)	174,545

		8,216,857

	Food & Staples Retailing—0.8%
18,712	Casey’s General Stores, Inc.	370,872
6,118	Great Atlantic & Pacific Tea Co., Inc. (b) (c)	177,789
10,271	Longs Drug Stores Corp.	442,166
3,943	Nash Finch Co. (c)	144,866
5,540	Pantry, Inc.	214,564
11,510	Pathmark Stores, Inc. (b)	100,828
14,936	Performance Food Group Co. (b)	451,216
11,747	Ruddick Corp.	299,901
7,601	Spartan Stores, Inc. (b)	111,507
12,945	United Natural Foods, Inc. (b)	393,140
4,891	Weis Markets, Inc. (c)	189,722
10,328	Wild Oats Markets, Inc. (b) (c)	118,255

		3,014,826

	Food Products—1.1%
1,204	Alico, Inc. (c)	61,922
6,494	American Italian Pasta Co. (Class A) (c)	136,504
13,367	Chiquita Brands International, Inc. (b) (c)	367,058
24,171	Corn Products International, Inc. (c)	574,303
13,252	Delta & Pine Land Co.	332,095
11,068	Flowers Foods, Inc.	391,364
16,661	Gold Kist, Inc. (c)	359,544
9,007	Hain Celestial Group, Inc. (b) (c)	175,637
2,151	J & J Snack Foods Corp. (c)	112,605
8,557	Lancaster Colony Corp. (c)	367,266
10,266	Lance, Inc.	176,678
5,683	Peet’s Coffee & Tea, Inc. (b)	187,766
9,719	Ralcorp Holdings, Inc. (b)	399,937
6,025	Sanderson Farms, Inc. (c)	273,776
140	Seabord Corp.	232,960
2,812	Tejon Ranch Co. (b) (c)	144,734
8,417	Tootsie Roll Industries, Inc.	246,197

		4,540,346

Shares		Value (Note 1)

	Gas Utilities—0.9%
4,390	Cascade Natural Gas Corp. (c)	$89,995
3,232	Energysouth, Inc. (c)	89,559
7,405	Laclede Group, Inc. (c)	235,183
8,397	New Jersey Resources Corp.	405,155
14,678	Nicor, Inc. (c)	604,293
9,122	Northwest Natural Gas Co.	348,825
12,510	Peoples Energy Corp. (c)	543,685
7,782	Petrohawk Energy Corp	84,046
4,856	South Jersey Industries, Inc.	296,799
12,477	Southwest Gas Corp. (c)	318,288
16,218	WGL Holdings, Inc. (c)	545,573

		3,561,401

	Health Care Equipment & Supplies—3.3%
6,884	Abaxis, Inc.	74,898
5,598	ABIOMED, Inc. (b)	47,863
6,452	Advanced Neuromodulation Systems, Inc. (b) (c)	256,015
20,358	Align Technology, Inc. (c)	150,038
22,387	American Medical Systems Holdings, Inc. (b)	462,292
4,515	Analogic Corp.	227,195
4,243	Animas Corp.	85,496
11,022	Arqule, Inc. (b)	71,423
6,220	Arrow International, Inc. (c)	198,418
7,932	ArthroCare Corp. (b) (c)	277,144
5,497	Aspect Medical Systems, Inc. (b)	163,481
5,516	Biosite Diagnostics, Inc. (b) (c)	303,325
9,102	Candela Corp. (c)	95,116
4,796	CNS, Inc.	109,589
2,512	Computer Programs & Systems, Inc.	93,622
10,292	Conmed Corp. (b) (c)	316,685
6,939	Cyberonics, Inc. (b) (c)	301,083
3,752	Datascope Corp.	125,129
7,015	Diagnostic Products Corp. (c)	332,020
7,169	DJ Orthopedics, Inc.	196,646
18,840	Encore Medical Corp. (c)	104,562
7,443	Epix Medical, Inc. (c)	65,871
4,597	Foxhollow Technologies, Inc. (b)	175,927
7,075	Greatbatch, Inc. (b)	169,092
8,418	Haemonetics Corp. (b)	342,108
6,535	Hologic, Inc.	259,766
6,138	I Flow Corp. (c)	102,136
4,620	ICU Medical, Inc. (b) (c)	148,625
15,128	Immucor, Inc. (b)	437,956
7,005	Integra LifeSciences Holdings (b) (c)	204,546
9,322	Intermagnetics General Corp. (b)	286,745
4,478	IntraLase Corp. (b)	87,858
10,988	Intuitive Surgical, Inc. (b) (c)	512,480
9,889	Invacare Corp.	438,676
5,687	Inverness Medical Innovations, Inc.	155,255
5,607	Iris International, Inc.	99,805
3,315	Kensey Nash Corp. (c)	100,246
9,521	Kyphon, Inc. (b) (c)	331,236
5,912	Laserscope (b) (c)	244,993
10,450	Mentor Corp. (c)	433,466
3,898	Meridian Bioscience, Inc.	73,867
7,309	Merit Medical Systems, Inc. (b)	112,632

See accompanying notes to schedule of investments and financial statements.

MSF-226

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Health Care Equipment & Supplies—(Continued)
5,790	Molecular Devices Corp. (b)	$125,238
5,260	NuVasive, Inc. (b) (c)	87,421
13,839	OraSure Technologies, Inc. (b)	138,252
5,660	Palomar Medical Technologies, Inc. (b) (c)	135,387
9,490	Polymedica Corp. (b)	338,413
3,514	Somanetics Corp.	78,960
4,710	Sonosite, Inc. (b) (c)	146,198
23,487	STERIS Corp. (c)	605,260
4,540	SurModics, Inc. (b) (c)	196,900
13,032	Sybron Dental Specialties, Inc. (b)	490,264
3,188	Symmetry Medical, Inc. (b)	75,046
16,368	Thoratec Corp. (b) (c)	251,085
13,168	TriPath Imaging, Inc. (b) (c)	112,718
10,830	Varian, Inc. (b)	409,266
9,658	Ventana Medical Systems, Inc. (b) (c)	388,541
10,621	Viasys Healthcare, Inc. (b)	239,928
2,652	Vital Signs, Inc. (c)	114,885
9,628	West Pharmaceutical Services, Inc.	270,065
8,536	Wright Medical Group, Inc. (b) (c)	227,911
1,694	Young Innovations, Inc. (c)	63,237
2,810	Zoll Medical Corp. (b)	71,514

		13,341,815

	Health Care Providers & Services—3.4%
13,386	Alderwoods Group, Inc. (c)	192,357
10,589	Allied Healthcare International, Inc.	74,970
4,508	Amedisys, Inc. (b) (c)	165,804
3,592	America Service Group, Inc.	56,933
2,789	American Dental Partners, Inc.	68,080
10,700	American Healthways, Inc. (b) (c)	452,289
9,302	American Retirement Corp.	135,995
15,807	Amicas, Inc.	71,606
9,913	AmSurg Corp. (b) (c)	274,491
16,827	Apria Healthcare Group, Inc. (b)	582,887
11,092	Array Biopharma, Inc. (b) (c)	69,880
36,299	Beverly Enterprises, Inc. (b) (c)	462,449
12,834	BioScrip, Inc.	77,004
3,995	Cantel Medical Corp.	65,358
13,574	Centene Corp. (b)	455,815
8,490	Chemed Corp. (c)	347,071
9,495	Cross Country Healthcare, Inc. (b)	161,415
14,198	Curis, Inc. (b) (c)	55,372
13,945	Dendrite International, Inc.	192,441
6,463	Genesis HealthCare Corp. (b) (c)	299,108
8,301	Gentiva Health Services, Inc. (b)	148,256
7,144	HealthExtras, Inc. (b)	143,380
11,300	HealthTronics, Inc. (b)	146,787
18,694	Hooper Holmes, Inc. (c)	77,580
3,631	Horizon Health Corp.	84,929
8,198	IDX Systems Corp. (b)	247,088
8,968	Kindred Healthcare, Inc. (b) (c)	355,222
5,557	LabOne, Inc. (b) (c)	221,224
6,630	LCA-Vision, Inc. (c)	321,290
3,296	Lifeline Systems, Inc.	105,868
8,392	Magellan Health Services, Inc. (c)	296,322

Shares		Value (Note 1)

	Health Care Providers & Services—(Continued)
6,245	Matria Healthcare, Inc. (b)	$201,276
7,015	Maximus, Inc. (b)	247,559
2,359	MedCath Corp.	65,557
3,413	Molina Healthcare, Inc. (b)	151,059
16,614	Nanogen, Inc. (b) (c)	63,798
2,378	National Healthcare Corp. (b) (c)	83,967
12,391	NDCHealth Corp. (c)	222,666
11,946	NeighborCare, Inc. (b)	396,249
8,731	Northfield Laboratories, Inc. (b) (c)	124,941
11,365	Odyssey Healthcare, Inc. (b) (c)	163,883
9,739	Option Care, Inc. (b) (c)	137,320
8,444	Orchid Cellmark, Inc.	91,280
12,980	Owens & Minor, Inc. (c)	419,903
14,658	PainCare Holdings, Inc.	63,469
8,457	Parexel International Corp. (b)	167,871
7,657	Pediatrix Medical Group, Inc. (b)	563,096
6,816	Per-Se Technologies, Inc. (b) (c)	143,272
11,464	Priority Healthcare Corp. (Class B) (b) (c)	290,727
23,469	PSS World Medical, Inc. (b) (c)	292,189
6,692	Psychiatric Solutions, Inc. (b)	325,967
3,764	Radiation Therapy Services, Inc. (b)	99,934
5,686	RehabCare Group, Inc. (b)	151,987
5,924	Res-Care, Inc. (b)	80,329
6,678	Rigel Pharmaceuticals, Inc. (c)	133,026
5,306	SFBC International, Inc. (c)	204,971
34,589	Stewart Enterprises, Inc. (b)	226,212
5,997	Sunrise Assisted Living, Inc. (b) (c)	323,718
5,800	Symbion, Inc. (b) (c)	138,330
5,719	The Advisory Board Co. (b)	278,744
4,137	U.S. Physical Therapy, Inc.	79,348
9,519	United Surgical Partners International, Inc. (b) (c)	495,750
8,766	Ventiv Health, Inc. (b) (c)	169,008
3,565	VistaCare, Inc. (Class A) (b) (c)	65,846
4,292	Vital Images, Inc. (b)	77,041
6,127	Wellcare Group, Inc. (b) (c)	217,570

		13,367,134

	Hotels, Restaurants & Leisure—2.8%
6,656	AFC Enterprises, Inc. (b)	87,726
17,576	Alliance Gaming Corp. (b) (c)	246,415
7,174	Ameristar Casinos, Inc.	187,170
9,323	Argosy Gaming Corp. (b) (c)	434,545
11,071	Aztar Corp. (b) (c)	379,182
5,028	BJ’s Restaurants, Inc. (b) (c)	102,269
12,675	Bob Evans Farms, Inc.	295,581
1,974	Buffalo Wild Wings, Inc. (b) (c)	61,589
7,481	California Pizza Kitchen, Inc. (b)	204,007
11,160	CEC Entertainment, Inc. (b)	469,724
2,600	Churchill Downs, Inc. (c)	110,474
19,123	CKE Restaurants, Inc. (b) (c)	266,192
4,117	Dave & Buster’s, Inc. (c)	75,917
29,921	Denny’s Corp. (c)	149,605
10,349	Dominos Pizza, Inc. (c)	230,369
12,926	Gaylord Entertainment Co. (b)	600,930
7,057	Great Wolf Resorts, Inc. (b) (c)	144,245

See accompanying notes to schedule of investments and financial statements.

MSF-227

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Hotels, Restaurants & Leisure—(Continued)
7,076	IHOP Corp. (b) (c)	$307,028
5,448	Isle of Capri Casinos, Inc. (b)	142,738
12,159	Jack in the Box, Inc. (b) (c)	461,069
17,552	Krispy Kreme Doughnuts, Inc. (b) (c)	122,162
60,951	La Quinta Corp. (b) (c)	568,673
5,211	Lakes Entertainment, Inc. (c)	80,249
5,380	Landry’s Restaurants, Inc. (c)	161,884
8,228	Lodgian, Inc.	84,502
5,193	Lone Star Steakhouse & Saloon, Inc.	157,919
7,616	Luby’s, Inc. (b) (c)	91,011
12,790	Magna Entertainment Corp. (b) (c)	72,136
6,399	Marcus Corp.	135,787
7,654	Mikohn Gaming Corp.	112,705
3,152	Monarch Casino & Resort, Inc. (c)	69,470
7,644	MTR Gaming Group, Inc.	88,976
7,090	Multimedia Games, Inc. (b) (c)	78,061
5,425	Navigant International, Inc. (b) (c)	79,693
6,600	O’Charleys, Inc. (b)	116,556
8,813	P.F. Chang’s China Bistro, Inc. (b) (c)	519,791
3,222	Papa John’s International, Inc. (b) (c)	128,783
13,153	Pinnacle Entertainment, Inc. (b)	257,273
11,393	Rare Hospitality International, Inc. (b)	347,145
4,601	Red Robin Gourmet Burgers, Inc. (b) (c)	285,170
20,762	Ruby Tuesday, Inc. (c)	537,736
14,640	Ryan’s Restaurant Group, Inc. (b)	205,106
11,186	Shuffle Master, Inc. (b) (c)	313,544
36,424	Six Flags, Inc. (b) (c)	169,372
5,630	Speedway Motorsports, Inc. (b) (c)	205,833
6,229	Sunterra Corp. (b) (c)	100,972
6,856	Texas Roadhouse, Inc. (b)	238,246
8,968	The Steak N Shake Co. (b)	166,984
12,111	Triarc Cos., Inc. (c)	179,969
9,979	Vail Resorts, Inc. (b)	280,410
6,932	WMS Industries, Inc. (b) (c)	233,955

		11,146,848

	Household Durables—1.2%
3,669	Bassett Furniture Industries, Inc.	69,197
8,456	Blyth, Inc.	237,191
5,206	Brookfield Homes Corp.	237,393
22,688	Champion Enterprises, Inc. (b) (c)	225,519
3,690	Dixie Group, Inc.	64,981
10,531	Ethan Allen Interiors, Inc. (c)	352,894
18,814	Fleetwood Enterprises, Inc. (c)	190,962
16,624	Furniture Brands International, Inc. (c)	359,245
3,548	Hooker Furniture Corp.	61,983
15,557	Interface, Inc.	125,234
7,262	Kimball International, Inc. (Class B) (c)	95,858
16,845	La-Z-Boy, Inc. (c)	245,432
5,017	Levitt Corp. (Class A) (c)	150,109
5,181	Libbey, Inc.	81,912
4,052	M/I Schottenstein Homes, Inc. (c)	219,213
10,134	Mathews International Corp.	394,821
25,737	Maytag Corp. (c)	403,041
2,152	National Presto Industries, Inc. (c)	94,839

Shares		Value (Note 1)

	Household Durables—(Continued)
3,385	Palm Harbor Homes, Inc. (b) (c)	$63,739
2,168	Skyline Corp.	86,568
5,050	Stanley Furniture, Inc. (b)	124,028
3,863	Technical Olympic USA, Inc.	93,794
18,401	Tupperware Corp. (c)	430,031
4,292	Turbochef Technologies, Inc.	76,913
3,770	Universal Electronics, Inc. (b)	62,544
10,874	WCI Communities, Inc. (b) (c)	348,294
762	William Lyon Homes, Inc.	73,922

		4,969,657

	Household Products—0.4%
6,202	Central Garden & Pet Co. (b)	304,642
2,329	CSS Industries, Inc. (c)	78,813
9,322	Jarden Corp. (c)	502,642
9,847	Prestige Brands Holdings, Inc.	192,017
14,069	The Yankee Candle Co., Inc. (b)	451,615
3,495	Water Pik Technologies, Inc.	66,580
6,572	WD-40 Co.	183,556

		1,779,865

	IT Services—1.5%
28,339	Acxiom Corp.	591,718
8,628	Anteon International Corp. (b)	393,609
59,294	BearingPoint, Inc. (b)	434,625
16,935	Ciber, Inc. (b) (c)	135,141
4,307	COMSYS IT Partners, Inc. (b)	73,477
15,624	CSG Systems International, Inc. (b)	296,544
16,605	eResearch Technology, Inc. (b) (c)	222,341
2,077	Exponent, Inc. (b) (c)	59,361
5,604	Forrester Research, Inc. (b)	99,919
16,906	Gartner, Inc. (Class A) (b) (c)	179,542
5,299	Infocrossing, Inc. (b) (c)	66,079
3,532	Integral Systems, Inc. (b)	79,929
3,410	iPayment Holdings, Inc. (b)	124,533
8,120	Kanbay International, Inc. (b) (c)	187,653
18,071	Keane, Inc. (b) (c)	247,573
15,341	Lionbridge Technologies, Inc. (b)	104,012
5,770	Mantech International Corp. (c)	179,101
7,823	MarketAxess Holdings, Inc. (b)	88,400
33,626	MPS Group, Inc. (b)	316,757
4,138	Ness Technologies, Inc. (b)	43,946
8,195	Pegasus Solutions, Inc. (b) (c)	91,374
25,993	Perot Systems Corp. (Class A) (b) (c)	369,620
8,496	ProQuest Co. (b) (c)	278,584
15,120	Resources Connection, Inc. (b)	351,238
2,388	SI International, Inc. (b)	71,545
3,490	StarTek, Inc. (c)	57,306
9,126	Sykes Enterprises, Inc. (b)	86,514
6,127	Syniverse Holdings, Inc. (b)	85,778
4,403	TNS, Inc. (b)	102,898
13,466	Tyler Technologies, Inc. (b) (c)	101,803
8,104	Vasco Data Security International, Inc. (b)	78,609
13,508	Wright Express Corp. (b) (c)	249,493

		5,849,022

See accompanying notes to schedule of investments and financial statements.

MSF-228

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Industrial Conglomerates—0.2%
15,239	Hexcel Corp. (b) (c)	$257,844
4,217	Pioneer Companies, Inc.	92,732
4,516	Raven Industries, Inc. (c)	105,765
3,627	Standex International Corp. (c)	103,043
10,102	Tredegar Industries, Inc.	157,591

		716,975

	Insurance—2.1%
10,646	21st Century Insurance Group (c)	157,987
11,623	Alfa Corp.	171,091
10,946	American Equity Investment Life (c)	130,038
2,659	American Physicians Capital, Inc. (b) (c)	98,782
9,159	Argonaut Group, Inc.	211,481
2,528	Baldwin & Lyons, Inc. (Class B) (b)	60,925
4,982	Bristol West Holdings, Inc. (b)	91,171
10,667	Ceres Group, Inc. (c)	64,855
10,178	Citizens, Inc. (b) (c)	62,086
4,378	CNA Surety Corp.	65,013
8,156	Crawford & Co. (Class B) (b)	60,518
30,130	Danielson Holding Corp. (c)	366,682
8,679	Delphi Financial Group, Inc. (c)	383,178
5,117	Direct General Corp. (c)	95,227
2,968	Donega Group, Inc.	59,241
1,068	Enstar Group, Inc. (c)	72,389
3,873	FBL Financial Group, Inc. (c)	106,934
2,691	FPIC Insurance Group, Inc. (c)	78,927
4,300	Harleysville Group, Inc.	89,827
9,829	Hilb, Rogal & Hamilton Co. (c)	338,118
13,954	Horace Mann Educators Corp.	262,614
6,646	Infinity Property & Casualty Corp. (c)	231,812
7,289	KMG America Corp. (b)	72,453
6,365	LandAmerica Financial Group, Inc. (c)	377,890
3,008	Midland Co.	105,852
717	National Western Life Insurance Co. (b) (c)	139,019
3,992	Odyssey Re Holdings Corp.	98,523
19,733	Ohio Casualty Corp. (b)	477,144
31,543	Phoenix Cos., Inc. (c)	375,362
2,706	Pico Holdings, Inc. (b) (c)	80,531
10,782	PMA Capital Corp. (c)	95,205
6,818	Presidential Life Corp.	116,656
8,446	ProAssurance Corp. (b) (c)	352,705
7,179	RLI Corp.	320,183
3,237	Safety Insurance Group, Inc. (c)	109,281
9,020	Selective Insurance Group, Inc. (c)	446,941
4,247	State Auto Financial Corp.	131,827
5,777	Stewart Information Services Corp. (b)	242,634
3,750	The Navigators Group, Inc. (b)	129,637
4,605	Tower Group, Inc.	71,976
3,014	Triad Guaranty, Inc. (b)	151,875
14,907	U.S.I. Holdings Corp. (c)	192,002
12,101	UICI (b)	360,247
4,759	United Fire & Casualty Co.	211,395
8,481	Universal American Financial Corp. (b)	191,840
5,168	Zenith National Insurance Corp.	350,700

		8,460,774

Shares		Value (Note 1)

	Internet & Catalog Retail—0.6%
6,390	1-800-FLOWERS.COM, Inc. (b)	$44,986
11,346	Alloy Online, Inc. (b) (c)	58,318
2,237	Blair Corp. (c)	88,362
4,860	Blue Nile, Inc. (b)	158,873
10,891	Coldwater Creek, Inc. (b)	271,295
22,796	drugstore.com, Inc. (b)	95,059
10,126	GSI Commerce, Inc. (b) (c)	169,611
16,452	Insight Enterprises, Inc. (b)	332,001
11,957	Netflix, Inc. (b)	196,214
7,419	NutriSystem, Inc. (b)	109,504
3,885	Overstock.com, Inc. (b) (c)	138,306
7,398	Priceline.com, Inc. (b) (c)	172,595
3,127	Provide Commerce (b) (c)	67,512
6,134	Stamps.com, Inc.	115,013
6,618	The J. Jill Group, Inc. (b)	90,998
9,144	ValueVision Media, Inc. (b)	109,819

		2,218,466

	Internet Software & Services—2.2%
16,292	Agile Software Corp. (b) (c)	102,640
20,470	Applied Digital Solutions, Inc.	67,346
18,346	aQuantive, Inc. (b) (c)	325,091
23,240	Ariba, Inc. (b) (c)	134,792
19,209	AsiaInfo Holdings, Inc. (b)	105,842
7,941	Audible, Inc. (b)	137,935
11,911	Autobytel, Inc. (c)	57,530
3,656	Blue Coat Systems, Inc. (b) (c)	109,241
2,850	Click Commerce, Inc.	65,465
146,642	CMG Information Services, Inc. (c)	277,153
40,702	CNET Networks, Inc. (b) (c)	477,842
11,114	Digital Insight Corp. (b)	265,847
11,388	Digital River, Inc. (b) (c)	361,569
28,925	Digitas, Inc. (b) (c)	330,034
38,717	DoubleClick, Inc. (b)	324,836
41,991	EarthLink, Inc. (b)	363,642
5,048	eCollege.com, Inc. (b) (c)	60,071
19,762	Entrust, Inc. (b)	94,660
5,042	Equinix, Inc. (b) (c)	218,520
36,939	HomeStore, Inc. (b) (c)	74,986
10,210	InfoSpace, Inc. (b) (c)	336,215
12,665	Internet Capital Group, Inc. (b) (c)	92,834
12,710	Internet Security Systems, Inc. (b)	257,886
14,801	Interwoven, Inc. (b) (c)	111,452
14,401	iPass, Inc. (b)	87,270
7,720	j2 Global Communications, Inc. (b) (c)	265,877
5,300	Jupitermedia Corp. (b) (c)	90,789
6,539	Keynote Systems, Inc. (b)	76,310
6,604	Marchex, Inc. (b)	99,324
15,318	MatrixOne, Inc. (b)	76,590
7,516	Motive, Inc. (c)	74,634
3,785	Netratings, Inc. (b) (c)	51,476
3,225	Niku Corp. (b)	66,854
7,192	Online Resources Corp. (b)	81,342
22,003	Openwave Systems, Inc. (b) (c)	360,849
20,184	Opsware, Inc. (b) (c)	103,342

See accompanying notes to schedule of investments and financial statements.

MSF-229

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Internet Software & Services—(Continued)
36,191	RealNetworks, Inc. (b) (c)	$179,869
21,159	S1 Corp. (b)	99,659
25,464	Sapient Corp. (b) (c)	201,930
8,121	Sohu.com, Inc. (b) (c)	178,012
15,353	SonicWall, Inc. (b) (c)	82,753
6,155	Stellent, Inc.	46,163
10,534	SupportSoft, Inc. (b)	54,671
13,889	Trizetto Group, Inc. (b)	194,585
19,949	United Online, Inc. (b)	216,646
25,896	ValueClick, Inc. (b) (c)	319,298
9,405	Vignette Corp.	105,806
11,434	WebEx Communications, Inc. (b) (c)	301,972
15,045	webMethods, Inc. (b) (c)	84,252
7,547	Websense, Inc. (b) (c)	362,633

		8,616,335

	Investment Company—3.0%
183,700	iShares Russell 2000 Index Fund (c)	11,701,690
4,616	Technology Investment Capital Corp.	68,317

		11,770,007

	Leisure Equipment & Products—0.6%
2,743	Ambassadors Group, Inc.	102,012
5,294	Arctic Cat, Inc. (c)	108,686
23,431	Callaway Golf Co. (c)	361,540
4,069	Carmike Cinemas, Inc.	124,837
8,157	JAKKS Pacific, Inc. (b) (c)	156,696
15,520	K2, Inc. (b) (c)	196,794
8,915	Leapfrog Enterprises, Inc. (b) (c)	100,740
7,612	Life Time Fitness, Inc. (c)	249,750
4,555	Marine Products Corp.	66,275
6,065	Midway Games, Inc. (b) (c)	66,472
10,789	Nautilus Group, Inc. (c)	307,486
8,234	Oakley, Inc. (b)	140,225
5,321	RC2 Corp. (b)	199,910
3,208	Steinway Musical Instructions, Inc. (b) (c)	94,187
7,119	Sturm Ruger & Co., Inc. (c)	59,586
9,888	The Topps Co., Inc. (b)	99,177

		2,434,373

	Machinery—3.1%
8,551	Actuant Corp. (b) (c)	409,935
29,091	AGCO Corp. (b) (c)	556,220
8,731	Albany International Corp. (Class A)	280,352
2,762	American Science & Engineering, Inc. (b)	122,522
6,009	Astec Industries, Inc.	139,349
3,513	ASV, Inc. (c)	142,417
1,881	Badger Meter, Inc.	77,685
5,706	Barnes Group, Inc. (c)	188,869
9,744	Blount International, Inc. (b)	162,627
16,594	Briggs & Stratton Corp.	574,484
6,592	Bucyrus International, Inc.	250,364
3,418	Cascade Corp.	147,829
6,251	Circor International, Inc.	154,212

Shares		Value (Note 1)

	Machinery—(Continued)
17,418	CLARCOR, Inc.	$509,476
3,401	Commercial Vehicle Group, Inc. (b) (c)	60,368
16,681	Crane Co.	438,710
5,535	CUNO, Inc. (b)	395,420
6,808	Enpro Industries, Inc.	196,547
4,261	ESCO Technologies, Inc. (b)	429,509
17,277	Federal Signal Corp. (c)	269,521
18,653	Flowserve Corp. (b)	564,440
2,995	Freightcar America, Inc.	59,391
8,122	Gardner Denver, Inc. (b) (c)	284,920
2,244	Gehl Co.	87,381
4,175	Gorman-Rupp Co. (c)	89,387
1,981	Greenbrier Cos, Inc.	53,685
16,611	JLG Industries, Inc. (c)	456,470
4,243	Kadant, Inc. (b)	93,049
9,027	Kaydon Corp.	251,402
11,800	Kennametal, Inc.	541,030
11,429	Lincoln Electric Holdings, Inc.	378,871
3,885	Lindsay Manufacturing Co. (c)	91,608
1,474	Middleby Corp. (c)	77,916
12,475	Mueller Industries, Inc. (b)	338,073
1,555	NACCO Industries, Inc. (c)	166,727
9,085	Nordson Corp.	311,434
3,590	Robbins & Myers, Inc. (c)	77,221
3,084	Sauer-Danfoss, Inc.	54,803
9,373	Stewart & Stevenson Services, Inc.	212,392
1,550	Sun Hydraulics, Inc.	56,405
5,738	Tecumseh Products Co. (Class A) (c)	157,451
3,300	Tennant Co. (c)	116,853
9,635	The Manitowoc Co., Inc.	395,228
4,701	Thomas Industries, Inc.	187,852
4,637	Titan International, Inc.	64,825
12,625	Trinity Industries, Inc. (c)	404,379
16,327	Unova, Inc. (b) (c)	434,788
4,870	Valmont Industries, Inc. (c)	125,646
11,061	Wabash National Corp. (c)	268,008
15,271	Wabtec Corp. (c)	328,021
7,719	Watts Industries, Inc. (c)	258,509

		12,494,581

	Marine—0.1%
6,984	Kirby Corp. (b)	314,978
2,973	Maritrans, Inc.	80,420

		395,398

	Media—2.2%
4,058	4Kids Entertainment, Inc. (b) (c)	80,673
9,931	ADVO, Inc. (c)	316,302
10,109	Arbitron, Inc. (b)	433,676
16,724	Catalina Marketing Corp. (c)	424,957
109,138	Charter Communications, Inc. (c)	128,783
14,362	Citadel Broadcasting Corp. (b)	164,445
3,534	Courier Corp.	135,741
12,537	Cox Radio, Inc. (Class A) (b)	197,458
18,571	Cumulus Media, Inc. (b)	218,766

See accompanying notes to schedule of investments and financial statements.

MSF-230

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Media—(Continued)
5,471	Digital Theater Systems, Inc. (b) (c)	$97,548
10,202	Emmis Communications Corp. (Class A) (b) (c)	180,269
11,650	Entercom Communications Corp. (b)	387,829
25,008	Entravision Communications Corp. (Class A) (b)	194,812
2,146	Fisher Communications, Inc. (c)	101,484
79,853	Gemstar-TV Guide International, Inc.	286,672
14,290	Gray Television, Inc.	172,337
17,526	Harris Interactive, Inc. (b)	85,352
18,396	Hollinger International, Inc. (c)	184,144
15,080	Insight Communications, Inc. (b) (c)	166,634
9,096	Intermix Media, Inc. (b) (c)	76,134
9,176	Journal Communications, Inc.	154,157
13,471	Journal Register Co. (b) (c)	235,877
5,899	Liberty Corp.	217,142
9,565	LIN TV Corp. (b) (c)	132,858
4,834	LodgeNet Entertainment Corp. (b)	80,196
7,312	Martha Stewart Living Omnimedia, Inc. (b) (c)	213,364
6,937	Media General, Inc. (Class A)	449,240
21,028	Mediacom Communications Corp. (b) (c)	144,462
9,152	Playboy Enterprises, Inc. (Class B) (b) (c)	118,427
43,698	Primedia, Inc. (b) (c)	176,977
27,058	Radio One, Inc. (Class D) (b)	345,531
11,681	Regent Communications, Inc. (b)	68,567
5,839	Saga Communications, Inc. (b)	81,746
3,659	Salem Communications Corp. (Class A) (b)	72,595
10,630	Scholastic Corp. (b) (c)	409,786
14,985	Sinclair Broadcast Group, Inc. (b)	136,064
10,894	Source Interlink Cos., Inc. (b)	134,759
11,410	Spanish Broadcasting Systems, Inc. (b)	113,986
33,004	The Reader’s Digest Association, Inc. (Class A)	544,566
2,927	Thomas Nelson, Inc.	63,692
20,917	TiVo, Inc. (b) (c)	139,726
15,826	Valassis Communications, Inc. (b)	586,353
4,291	World Wrestling Entertainment, Inc. (b)	49,003

		8,703,090

	Metals & Mining—1.7%
35,208	AK Steel Holding Corp. (b) (c)	225,683
10,034	Aleris International, Inc. (b)	226,267
9,823	Alpha Natural Resources, Inc. (b)	234,573
6,834	AMCOL International Corp.	128,411
6,088	Brush Engineered Material, Inc. (b) (c)	86,815
8,386	Carpenter Technology Corp.	434,395
6,485	Century Aluminum Co.	132,294
7,412	Cleveland Cliffs, Inc. (c)	428,117
77,483	Coeur D’Alene Mines Corp. (c)	281,263
18,803	Commercial Metals Co.	447,888
6,626	Compass Minerals International, Inc.	155,048
7,901	Foundation Coal Holdings, Inc. (c)	204,952
7,619	Gibraltar Industries, Inc. (c)	141,256
38,880	Hecla Mining Co. (c)	177,293
4,250	James River Coal Co. (b)	147,263
5,790	Metal Management, Inc. (c)	112,037
6,635	Metals USA, Inc. (b) (c)	126,198
5,614	NN, Inc. (c)	71,186

Shares		Value (Note 1)

	Metals & Mining—(Continued)
7,243	NS Group, Inc. (b) (c)	$235,470
11,138	Oregon Steel Mills, Inc. (b) (c)	191,685
7,989	Quanex Corp.	423,497
9,862	Reliance Steel & Aluminum Co. (c)	365,584
3,819	Roanoke Electric Steel Corp.	63,090
5,285	Royal Gold, Inc. (c)	106,334
6,797	RTI International Metals, Inc. (b)	213,494
7,775	Ryerson Tull, Inc. (c)	110,949
6,346	Schnitzer Steel Industries, Inc. (c)	150,400
12,426	Steel Dynamics, Inc. (c)	326,183
3,366	Steel Technologies, Inc. (c)	56,885
12,963	Stillwater Mining Co. (b)	96,185
2,203	Titanium Metals Corp. (b) (c)	125,108
26,522	USEC, Inc.	388,282
22,409	Worthington Industries, Inc. (c)	354,062

		6,968,147

	Multi-Utilities—0.4%
74,687	Aquila, Inc. (b) (c)	269,620
14,335	Avista Corp.	266,488
172,610	Calpine Corp. (b) (c)	586,874
11,448	NorthWestern Energy Corp. (b) (c)	360,841

		1,483,823

	Multiline Retail—0.4%
15,777	99 Cents Only Stores (b) (c)	200,526
36,605	Big Lots, Inc. (b)	484,650
13,765	Fred’s, Inc. (c)	228,224
5,647	Retail Ventures, Inc.	77,025
8,901	ShopKo Stores, Inc. (b)	216,383
8,286	Tuesday Morning Corp. (c)	261,175

		1,467,983

	Office Electronics—0.1%
37,318	IKON Office Solutions, Inc.	354,894

	Oil, Gas & Consumable Fuels—2.5%
5,899	ATP Oil & Gas Corp. (b)	138,037
5,627	Berry Petroleum Co. (b)	297,556
4,375	Bill Barrett Corp. (b) (c)	129,412
4,448	Bois d’Arc Energy, Inc. (b)	65,608
7,247	Brigham Exploration Co. (c)	66,165
16,363	Cabot Oil & Gas Corp.	567,796
4,125	Callon Petroleum Co. (b) (c)	60,968
6,126	Carrizo Oil & Gas, Inc. (b)	104,510
15,381	Cheniere Energy, Inc. (c)	478,349
25,456	Cimarex Energy Co. (b) (c)	990,492
13,099	Comstock Resources, Inc. (b) (c)	331,274
2,013	Crosstex Energy, Inc.	97,228
8,502	Delta Petroleum Corp. (c)	120,048
4,235	Edge Petroleum Corp.	66,151
10,558	Encore Aquisition Co. (b) (c)	432,878
18,499	Endeavour International Corp. (b)	67,151
10,760	Energy Partners, Ltd. (b) (c)	282,020
17,238	Frontier Oil Corp.	505,935

See accompanying notes to schedule of investments and financial statements.

MSF-231

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Oil, Gas & Consumable Fuels—(Continued)
11,798	FX Energy, Inc. (c)	$130,132
21,137	Gasco Energy, Inc. (b)	78,207
3,544	Giant Industries, Inc. (b)	127,584
3,368	Goodrich Peteroleum Corp. (b)	69,313
6,432	Holly Corp.	300,181
9,204	Houston Exploration Co. (b)	488,272
14,934	KCS Energy, Inc. (b)	259,404
6,027	McMoran Exploration Co. (b) (c)	117,587
28,080	Meridian Resource Corp. (b) (c)	134,222
13,199	Mission Resources Corp. (c)	106,516
10,224	Parallel Petroleum Corp.	90,482
5,791	Penn Virginia Corp.	258,684
5,229	Petroleum Development Corp.	166,544
13,340	PetroQuest Energy, Inc. (b)	87,644
6,868	Remington Oil & Gas Corp. (b)	245,188
5,263	Resource America, Inc.	202,783
8,980	Spinnaker Exploration Co. (b) (c)	318,700
19,080	St. Mary Land & Exploration Co.	552,938
8,136	Stone Energy Corp. (b) (c)	397,850
10,128	Swift Energy Co. (b)	362,785
1	TEL Offshore Trust	10
4,634	Toreador Resources Corp. (b)	112,560
11,923	TransMontaigne, Inc. (b) (c)	125,191
7,275	Tri-Valley Corp. (b) (c)	101,341
4,296	W&T Offshore, Inc. (c)	103,405
5,791	Warren Resources, Inc. (c)	60,516
8,967	Whiting Petroleum Corp. (c)	325,592

		10,125,209

	Paper & Forest Products—0.5%
18,007	Bowater, Inc. (c)	582,887
8,960	Buckeye Technologies, Inc. (b)	71,411
3,743	Deltic Timber Corp. (b)	142,346
14,400	Glatfelter	178,560
9,628	Mercer International, Inc.	70,188
4,857	Neenah Paper, Inc. (c)	150,421
9,339	Potlatch Corp.	488,710
5,245	Schweitzer-Mauduit International, Inc. (c)	163,277
14,665	Wausau-Mosinee Paper Corp.	175,687

		2,023,487

	Personal Products—0.5%
5,452	Chattem, Inc. (b)	225,713
7,262	Elizabeth Arden, Inc. (b)	169,858
12,513	Harvest Natural Resources, Inc. (c)	136,767
4,832	Mannatech, Inc. (c)	91,905
3,864	Nature’s Sunshine Products, Inc.	67,388
18,289	NBTY, Inc. (b)	474,417
18,168	NU Skin Enterprises, Inc.	423,314
2,137	Parlux Fragrances, Inc. (b)	59,131
15,273	Playtex Products, Inc. (b) (c)	164,337
47,536	Revlon, Inc. (c)	145,935
3,582	USANA Health Sciences, Inc. (c)	151,519

		2,110,284

Shares		Value (Note 1)

	Pharmaceuticals—1.9%
13,429	Adolor Corp. (b) (c)	$124,218
28,770	Alkermes, Inc. (b) (c)	380,339
13,761	Alpharma, Inc.	199,122
33,643	Amylin Pharmaceuticals, Inc. (b) (c)	704,148
23,700	Andrx Corp. (b) (c)	481,347
21,812	Ariad Pharmaceuticals, Inc. (b) (c)	145,268
12,957	AtheroGenics, Inc. (c)	207,053
36,746	Avanir Pharmaceuticals (Class A) (b)	102,889
5,112	Barrier Therapeutics, Inc.	40,538
6,371	Bentley Pharmaceuticals, Inc.	69,763
7,003	Bone Care International, Inc. (b)	230,889
11,816	Connetics Corp. (b) (c)	208,434
9,721	Cypress Biosciences, Inc.	128,317
16,615	Discovery Laboratories, Inc. (c)	121,123
7,754	DOV Pharmaceutical, Inc. (c)	144,690
8,584	First Horizon Pharmaceutical (b) (c)	163,439
14,755	Impax Laboratories, Inc. (b) (c)	231,654
15,703	Inspire Pharmaceutical, Inc. (b) (c)	132,219
12,272	K-V Pharmaceutical Co. (Class A) (b) (c)	205,556
23,637	Ligand Pharmaceuticals, Inc. (Class B) (b)	164,277
17,554	Medicis Pharmaceutical Corp. (Class A) (c)	556,989
23,249	MGI Pharma, Inc. (b)	505,898
6,222	Nastech Pharmaceutical, Inc.	88,539
2,146	New River Pharmaceuticals, Inc.	64,423
5,572	Nitromed, Inc. (c)	108,375
6,880	Noven Pharmaceuticals, Inc. (b)	120,262
12,013	NPS Pharmaceuticals, Inc. (b) (c)	136,348
6,849	Pain Therapeutics, Inc. (b) (c)	46,231
1	Palatin Technologies, Inc.	2
10,520	Par Pharmaceutical Resources., Inc. (b) (c)	334,641
9,561	Penwest Pharmaceuticals Co. (b)	113,011
27,613	Perrigo Co. (c)	384,925
8,108	Pharmion Corp. (b) (c)	188,187
8,412	Pozen, Inc. (b)	68,978
6,578	Renovis, Inc. (c)	100,446
13,938	Salix Pharmaceuticals, Ltd. (c)	246,145
17,685	Supergen, Inc. (b)	87,364
16,504	The Medicines Co. (b)	386,029

		7,722,076

	Real Estate—6.6%
16,861	Aames Investment Corp. (REIT) (c)	163,889
8,031	Acadia Realty Trust (REIT)	149,778
8,033	Affordable Residential Communities, Inc. (REIT) (c)	107,241
2,629	Agree Realty Corp. (REIT) (c)	79,527
712	Alexander’s, Inc. (REIT) (b) (c)	177,110
6,840	Alexandria Real Estate Equities, Inc. (REIT) (c)	502,398
3,997	American Campus Communities, Inc. (REIT)	90,652
11,005	American Home Mortgage Investment Corp. (REIT) (c)	384,735
8,125	AMLI Residential Properties Trust (REIT) (c)	253,987
17,065	Anthracite Capital, Inc. (REIT) (c)	202,220
18,814	Anworth Mortgage Asset Corp. (REIT) (c)	185,130
4,285	Arbor Realty Trust, Inc. (REIT) (c)	122,980
9,283	Ashford Hospitality Trust, Inc. (REIT) (c)	100,256
1,399	Avatar Holding, Inc. (b) (c)	70,328

See accompanying notes to schedule of investments and financial statements.

MSF-232

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Real Estate—(Continued)
4,713	Bedford Property Investors, Inc. (REIT)	$108,493
6,579	Bimini Mortgage Management, Inc. (REIT)	92,764
10,300	BioMed Realty Trust, Inc. (REIT) (c)	245,655
5,473	Bluegreen Corp. (b) (c)	95,285
6,002	Boykin Lodging Co. (REIT) (b)	80,427
18,061	Brandywine Realty Trust (REIT) (b) (c)	553,570
2,667	California Coastal Communities, Inc.	91,665
12,148	Capital Automotive (REIT)	463,689
7,524	Capital Lease Funding, Inc. (REIT) (c)	81,635
4,803	Capital Trust, Inc. (REIT) (c)	160,468
5,543	Cedar Shopping Centers, Inc. (REIT)	81,759
12,753	Colonial Properties Trust (REIT) (c)	561,132
18,295	Commercial Net Lease Realty (REIT)	374,499
2,042	Consolidated Tomoka Land Co.	175,612
9,448	Corporate Office Properties Trust (REIT) (c)	278,244
3,708	Correctional Properties Trust (REIT) (c)	104,936
12,745	Cousins Properties, Inc. (REIT)	376,997
5,231	CRIIMIi Mae, Inc. (REIT)	114,297
10,230	CRT Properties, Inc. (REIT) (c)	279,279
8,350	Diamondrock Hospitality Co.	94,355
7,662	EastGroup Properties, Inc. (REIT)	322,647
6,499	Education Realty Trust, Inc. (REIT)	118,932
8,278	Entertainment Properties Trust (REIT)	380,788
16,699	Equity Inns, Inc. (REIT)	222,097
6,932	Equity Lifestyle Properties, Inc. (REIT)	275,616
11,128	Equity One, Inc. (REIT)	252,606
10,339	Extra Space Storage, Inc. (REIT) (c)	148,158
18,657	FelCor Lodging Trust, Inc. (REIT) (c)	270,153
16,134	Fieldstone Investment Corp. (REIT)	232,330
13,380	First Industrial Realty Trust, Inc. (REIT) (c)	533,862
5,472	First Potomac Realty Trust (REIT)	135,706
9,807	Gables Residential Trust (REIT)	423,957
6,406	Getty Realty Corp. (REIT)	177,446
10,576	Glenborough Realty Trust, Inc. (REIT)	217,760
12,905	Glimcher Realty Trust (REIT) (c)	358,114
8,806	GMH Communities Trust	121,963
6,482	Government Properties Trust, Inc. (REIT) (c)	63,005
4,605	Gramercy Capital Corp. (REIT) (c)	112,638
8,714	Heritage Property Investment Trust, Inc. (REIT) (c)	305,164
7,032	Hersha Hospitality Trust (REIT)	67,085
11,307	Highland Hospitality Corp. (REIT)	118,158
17,855	Highwoods Properties, Inc. (REIT) (c)	531,365
10,639	Home Properties of New York, Inc. (REIT)	457,690
18,606	HomeBanc Corp. (REIT) (c)	169,129
24,160	IMPAC Mortage Holdings, Inc. (REIT) (c)	450,584
21,831	Inland Real Estate Corp. (REIT)	351,042
14,497	Innkeepers USA Trust (REIT)	216,585
17,823	Investors Real Estate Trust (REIT) (c)	172,170
10,381	Jones Lang LaSalle, Inc. (b) (c)	459,152
9,173	Kilroy Realty Corp. (REIT) (c)	435,626
5,661	Kite Realty Group Trust (REIT)	84,915
10,004	LaSalle Hotel Properties (REIT)	328,231
17,179	Lexington Corporate Properties Trust (REIT) (c)	417,621
7,156	LTC Properties, Inc. (REIT)	148,129
11,837	Luminent Mortgage Capital, Inc. (REIT)	127,721
10,875	Maguire Properties, Inc. (REIT)	308,197

Shares		Value (Note 1)

	Real Estate—(Continued)
27,812	MeriStar Hospitality Corp. (REIT)	$239,183
29,829	MFA Mortgage Investment, Inc. (REIT) (c)	222,226
5,736	Mid-America Apartment Communities, Inc. (REIT)	260,529
8,588	National Health Investors, Inc. (REIT) (b) (c)	241,065
22,143	Nationwide Health Properties, Inc. (REIT) (c)	522,796
14,161	Newcastle Investment Corp. (REIT) (c)	426,954
6,606	NorthStar Realty Finance Corp. (REIT)	69,297
8,758	Novastar Financial, Inc. (REIT) (c)	342,876
19,318	Omega Healthcare Investors, Inc. (REIT)	248,429
4,727	Parkway Properties, Inc. (REIT)	236,397
11,776	Pennsylvania Real Estate Investment Trust (REIT)	559,360
12,685	Post Properties, Inc. (REIT) (c)	458,055
15,516	Prentiss Properties Trust (REIT) (c)	565,403
4,969	PS Business Parks, Inc. (REIT)	220,872
9,571	RAIT Investment Trust (REIT) (c)	286,651
4,666	Ramco-Gershenson Property Trust (REIT) (c)	136,620
6,240	Redwood Trust, Inc. (REIT)	321,984
3,616	Saul Centers, Inc. (REIT) (c)	131,442
17,480	Saxon Capital, Inc. (REIT)	298,384
19,341	Senior Housing Properties Trust (REIT)	365,738
6,314	Sizeler Property Investments, Inc. (REIT)	83,345
4,943	Sovran Self Storage, Inc. (REIT) (c)	224,709
21,677	Spirit Finance Corp. (REIT)	254,705
9,905	Strategic Hotel Capital, Inc. (REIT)	178,290
6,120	Sun Communities, Inc. (REIT)	227,603
8,192	Sunstone Hotel Investors, Inc. (REIT)	198,738
8,784	Tanger Factory Outlet Centers, Inc. (REIT)	236,553
3,386	Tarragon Corp. (c)	85,497
16,556	Taubman Centers, Inc. (REIT)	564,394
5,764	The Town & Country Trust (REIT)	164,332
11,326	Trammell Crow Co. (b)	274,542
19,005	Trustreet Properties, Inc. (REIT)	315,673
9,512	U-Store-It Trust (REIT) (c)	181,204
3,614	Universal Health Realty Income Trust, Inc. (REIT) (c)	137,730
6,696	Urstadt Biddle Properties, Inc. (REIT) (c)	115,975
13,659	Washington Real Estate Investment Trust (REIT)	426,161
7,812	Winston Hotels, Inc. (REIT)	87,963

		26,433,009

	Road & Rail—0.9%
7,727	Arkansas Best Corp. (b) (c)	245,796
8,318	Dollar Thrifty Automotive Group, Inc. (b)	315,918
10,508	Florida East Coast Indiana, Inc.	454,996
7,665	Genesee & Wyoming, Inc. (b)	208,565
14,851	Heartland Express, Inc. (b) (c)	288,555
26,993	Kansas City Southern Industries, Inc. (b) (c)	544,719
11,998	Knight Transportation, Inc. (c)	291,911
3,152	Marten Transport, Ltd. (b)	66,160
5,547	Old Dominion Freight Line, Inc. (b)	148,826
12,230	Pacer International, Inc.	266,492
12,004	RailAmerica, Inc. (b)	142,848
4,969	SCS Transportation, Inc.	88,448
7,934	SIRVA, Inc. (b)	67,518
15,392	Werner Enterprises, Inc.	302,299

		3,433,051

See accompanying notes to schedule of investments and financial statements.

MSF-233

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—4.1%
8,453	Actel Corp. (b)	$117,497
3,170	ADE Corp. (b) (c)	88,919
10,550	Advanced Energy Industries, Inc. (b) (c)	82,923
14,418	AMIS Holdings, Inc. (b) (c)	192,336
33,013	Amkor Technology, Inc. (b)	148,559
100,216	Applied Micro Circuits Corp. (b)	256,553
16,323	Asyst Technologies, Inc. (b) (c)	72,801
136,160	Atmel Corp. (b)	322,699
11,995	ATMI, Inc. (b) (c)	347,975
6,196	August Technology Corp. (b)	72,183
34,912	Axcelis Technologies, Inc. (b)	239,496
15,356	Brooks Automation, Inc. (b)	228,037
7,983	Cabot Microelectronics Corp. (b) (c)	231,427
34,721	Cirrus Logic, Inc. (b)	184,369
6,914	Cohu, Inc.	138,626
153,507	Conexant Systems, Inc.	247,146
24,822	Credence Systems Corp. (b) (c)	224,639
11,285	Cymer, Inc. (b) (c)	297,360
42,467	Cypress Semiconductor Corp. (b)	534,660
2,821	Diodes, Inc. (b) (c)	88,015
9,744	DSP Group, Inc. (b)	232,589
27,562	Emulex Corp. (b)	503,282
19,586	Entegris, Inc. (b)	193,901
14,200	Exar Corp. (b)	211,438
38,567	Fairchild Semiconductor International, Inc. (b)	568,863
7,395	FEI Co. (b) (c)	168,680
10,987	FormFactor, Inc. (b) (c)	290,277
12,064	Genesis Microchip, Inc.	222,702
9,273	Helix Technology Corp.	123,145
22,588	Integrated Circuit Systems, Inc. (b)	466,216
37,464	Integrated Device Technology, Inc. (b)	402,738
12,062	Integrated Silicon Solution, Inc. (b) (c)	89,379
6,862	IXYS Corp. (b)	97,303
22,880	Kopin Corp. (b) (c)	116,688
17,667	Kulicke & Soffa Industries, Inc. (b) (c)	139,746
35,882	Lattice Semiconductor Corp. (b) (c)	159,316
20,347	LTX Corp. (b) (c)	100,921
13,025	Mattson Technology, Inc. (b)	93,259
21,960	Micrel, Inc. (b) (c)	252,979
20,544	Microsemi Corp. (b) (c)	386,227
16,160	Microtune, Inc. (b)	81,042
13,635	MIPS Technologies, Inc. (b) (c)	98,172
10,424	MKS Instruments, Inc. (b)	176,061
13,263	Mykrolis Corp.	188,467
3,618	Netlogic Microsystems, Inc. (c)	64,147
18,388	OmniVision Technologies, Inc. (b) (c)	249,893
46,738	ON Semiconductor Corp. (b) (c)	214,995
5,114	PDF Solutions, Inc.	67,096
6,962	Pericom Semiconductor Corp. (b) (c)	56,671
10,968	Photronics, Inc. (b)	255,993
13,479	Pixelworks, Inc. (b) (c)	115,650
6,528	PLX Technology, Inc. (b) (c)	66,325
58,185	PMC-Sierra, Inc. (b) (c)	542,866
5,102	PortalPlayer, Inc. (b) (c)	106,224
9,121	Power Integrations, Inc. (b)	196,740
32,143	Rambus, Inc. (b) (c)	430,073

Shares		Value (Note 1)

	Semiconductor & Semiconductor Equipment—(Continued)
60,946	RF Micro Devices, Inc. (b) (c)	$330,937
3,886	Rudolph Technologies, Inc. (b)	55,686
23,840	Semtech Corp. (b)	396,936
11,630	Sigmatel, Inc. (b) (c)	199,571
24,117	Silicon Image, Inc. (b) (c)	247,440
13,832	Silicon Laboratories, Inc. (b)	362,537
28,215	Silicon Storage Technology, Inc. (b) (c)	113,707
11,511	Sirf Technology Holdings, Inc.	203,515
53,229	Skyworks Solutions, Inc. (b)	392,298
6,018	Standard Microsystems Corp. (b)	140,701
3,144	Supertex, Inc. (b)	55,523
14,179	Tessera Technologies, Inc. (b) (c)	473,720
8,296	Trident Microsystems, Inc. (b) (c)	188,236
47,255	TriQuint Semiconductor, Inc. (b) (c)	157,359
7,164	Ultratech Stepper, Inc. (b) (c)	131,101
12,816	Varian Semiconductor Equipment, Inc. (b) (c)	474,192
72,887	Vitesse Semiconductor Corp. (b) (c)	152,334
5,179	Volterra Semiconductor Corp. (b)	77,115
14,401	Zoran Corp. (b) (c)	191,389

		16,190,581

	Software—3.1%
7,677	Advent Software, Inc. (b)	155,536
11,119	Allscripts Heathcare Solutions, Inc. (b) (c)	184,687
6,720	Altiris, Inc. (b) (c)	98,650
10,174	ANSYS, Inc.	361,279
13,177	Aspect Communications Corp. (b)	147,978
12,519	Aspen Technology, Inc. (b) (c)	65,099
6,033	Blackboard, Inc.	144,309
30,430	Borland Software Corp. (b)	208,750
4,425	Bottomline Technologies, Inc. (b)	66,242
7,655	Concur Technologies, Inc. (c)	80,607
9,466	Cybersource Corp. (b) (c)	69,196
26,298	E. Piphany, Inc. (b)	91,517
13,688	Eclipsys Corp. (b) (c)	192,590
4,906	Emageon, Inc.	68,733
17,286	Epicor Software Corp. (b) (c)	228,175
4,544	EPIQ System, Inc. (b) (c)	74,340
11,121	FactSet Research Systems, Inc. (c)	398,577
3,508	Faro Technologies, Inc. (c)	95,628
13,639	FileNET Corp. (b)	342,884
27,709	Informatica Corp. (b) (c)	232,478
15,842	Ivillage, Inc. (b) (c)	94,735
23,474	Jack Henry & Associates, Inc.	429,809
9,424	JDA Software Group, Inc. (b)	107,245
18,947	KFX, Inc. (c)	270,753
10,086	Kronos, Inc. (b)	407,374
18,216	Lawson Software, Inc. (b) (c)	93,812
17,819	Macrovision Corp. (b)	401,640
11,783	Magma Design Automation, Inc. (b) (c)	98,506
9,679	Manhattan Associates, Inc. (b) (c)	185,934
6,753	MapInfo Corp. (b)	70,974
27,351	Mentor Graphics Corp. (b) (c)	280,348
3,753	Merge Technologies, Inc.	70,369
25,452	Micromuse, Inc. (b) (c)	144,058

See accompanying notes to schedule of investments and financial statements.

MSF-234

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Software—(Continued)
12,258	Micros Systems, Inc. (b)	$548,545
5,300	MicroStrategy, Inc. (b) (c)	281,112
6,430	MRO Software, Inc. (b)	93,942
18,957	NetIQ Corp. (b) (c)	215,162
6,470	Open Solutions, Inc. (b) (c)	131,406
10,674	Packeteer, Inc. (b) (c)	150,503
90,003	Parametric Technology Corp. (b)	574,219
8,491	Phoenix Technology, Ltd. (b)	66,060
12,056	Progress Software Corp. (b)	363,488
2,304	Quality Systems, Inc. (c)	109,164
20,843	Quest Software, Inc. (b) (c)	284,090
7,742	Radiant Systems, Inc. (b)	88,259
22,826	RSA Security, Inc. (b)	262,042
1	Saflink Corp. (b)	2
26,265	ScanSoft, Inc. (c)	99,282
3,219	Schawk, Inc.	80,475
7,904	SeaChange International, Inc. (b) (c)	55,486
12,086	Secure Computing Corp. (b) (c)	131,496
8,957	Serena Software, Inc. (b) (c)	172,870
7,967	Sonic Solutions, Inc. (c)	148,186
6,730	SPSS, Inc. (b)	129,283
5,991	SS&C Technologies, Inc.	189,795
6,732	TALX Corp. (b)	194,622
7,564	The Ultimate Software Group, Inc. (b)	124,050
12,229	THQ, Inc. (b) (c)	357,943
69,682	TIBCO Software, Inc. (b)	455,720
13,394	Transaction Systems Architects, Inc. (Class A) (b)	329,894
8,244	Verifone Holdings, Inc.	133,965
3,829	Verint Systems, Inc. (b) (c)	123,141
9,757	Verity, Inc. (b) (c)	85,569
22,271	Wind River Systems, Inc. (b) (c)	349,209
8,377	Witness Systems, Inc. (b)	152,713

		12,444,505

	Specialty Retail—3.8%
4,205	A.C. Moore Arts & Crafts, Inc. (b) (c)	132,920
12,801	Aaron Rents, Inc. (Class B)	318,617
18,468	Aeropostale, Inc. (b) (c)	620,525
4,087	America’s Car-Mart, Inc. (c)	91,998
3,985	Asbury Automotive Group, Inc.	61,409
1	Bebe Stores, Inc. (b)	13
6,591	Big 5 Sporting Goods Corp.	187,053
61,306	Blockbuster, Inc. (c)	559,111
6,538	Brookstone, Inc. (b)	123,437
3,295	Buckle, Inc. (b)	146,100
2,752	Build-A-Bear-Workshop, Inc. (b) (c)	64,534
5,116	Building Materials Holdings Corp. (b)	354,488
6,057	Burlington Coat Factory Warehouse Corp. (b)	258,270
10,048	Cabelas, Inc. (c)	214,625
4,177	Cache, Inc.	69,422
10,164	Casual Male Retail Group, Inc. (b) (c)	74,299
9,699	Cato Corp.	200,284
4,248	Charlotte Russe Holding, Inc. (b) (c)	52,930
36,594	Charming Shoppes, Inc. (b) (c)	341,422
11,991	Christopher & Banks Corp. (c)	218,956

Shares		Value (Note 1)

	Specialty Retail—(Continued)
7,641	Cost Plus, Inc. (b) (c)	$190,567
14,942	CSK Auto Corp. (b)	249,233
4,076	Design Within Reach, Inc.	73,776
8,168	Dress Barn, Inc. (b) (c)	184,842
3,536	Electronics Boutique Holding Corp. (b)	224,501
14,636	GameStop Corp. (b) (c)	437,616
7,205	Genesco, Inc. (b) (c)	267,233
7,642	Group 1 Automotive, Inc. (b)	183,714
8,639	Guitar Center, Inc. (b)	504,258
5,275	Haverty Furniture Cos., Inc.	77,964
7,557	Hibbett Sporting Goods, Inc. (b)	285,957
13,967	Hot Topic, Inc. (b) (c)	267,049
6,543	Jo Ann Stores, Inc.	172,670
4,389	Jos. A. Bank Clothiers, Inc. (c)	190,044
15,869	Linens ‘N Things, Inc. (b)	375,460
4,339	Lithia Motors, Inc. (b) (c)	125,180
3,841	MarineMax, Inc. (b) (c)	120,031
3,183	Monro Muffler Brake, Inc.	93,930
7,744	Movie Gallery, Inc. (c)	204,674
3,087	New York & Co., Inc.	65,012
24,309	Pacific Sunwear of California, Inc. (b)	558,864
22,806	Payless Shoesource, Inc. (b) (c)	437,875
18,411	Pep Boys-Manny Moe & Jack (c)	249,285
18,547	Petco Animal Supplies, Inc. (b)	543,798
27,800	Pier 1 Imports, Inc. (c)	394,482
11,995	Rent-Way, Inc. (b) (c)	118,031
9,005	Restoration Hardware, Inc.	73,661
6,903	Rush Enterprises, Inc. (b)	92,086
11,658	Select Comfort Corp. (c)	249,831
9,745	Sonic Automotive, Inc.	207,179
6,031	Stage Stores, Inc.	262,952
9,522	Stein Mart, Inc. (b)	209,484
6,663	TBC Corp.	180,767
11,157	The Bombay Co., Inc. (c)	63,595
6,803	The Children’s Place Retail Stores, Inc. (b) (c)	317,496
13,612	The Finish Line, Inc. (Class A) (c)	257,539
9,692	The Gymboree Corp. (b) (c)	132,393
8,398	The Sports Authority, Inc. (b)	267,056
7,453	The Talbots, Inc.	241,999
12,243	Too, Inc. (b)	286,119
10,197	Tractor Supply Co. (b) (c)	500,673
7,783	Trans World Entertainment Corp. (b) (c)	92,073
8,673	United Auto Group, Inc. (b)	258,455
3,991	West Marine, Inc. (b) (c)	72,077
14,364	Wet Seal, Inc. (b)	97,460
15,959	Zale Corp. (b)	505,741

		15,055,095

	Textiles, Apparel & Luxury Goods—1.1%
6,358	Brown Shoe Co., Inc. (b)	248,916
5,951	Carter’s, Inc. (b)	347,419
4,113	Charles & Colvard, Ltd.	100,970
2,327	Cherokee, Inc. (c)	80,561
3,013	Deckers Outdoor Corp. (c)	74,120
9,327	DHB Industries, Inc. (c)	78,813

See accompanying notes to schedule of investments and financial statements.

MSF-235

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Textiles, Apparel & Luxury Goods—(Continued)
3,213	Ellis Perry International, Inc.	$75,152
15,664	Fossil, Inc. (b)	355,573
4,996	Guess?, Inc. (b) (c)	82,834
7,913	Hartmarx Corp. (c)	79,684
7,647	K-Swiss, Inc.	247,304
9,059	Kellwood Co.	243,687
2,769	Kenneth Cole Productions, Inc. (b) (c)	86,171
6,074	Movado Group, Inc. (c)	114,677
2,368	OshKosh B’Gosh, Inc.	61,544
4,440	Oxford Industries, Inc. (c)	191,142
8,966	Phillips Van Heusen Corp.	293,099
9,455	Russell Corp.	193,355
6,446	Skechers U. S. A., Inc. (b)	91,920
3,352	Steven Madden, Ltd. (b)	59,531
13,783	Stride Rite Corp.	190,068
14,705	The Warnaco Group, Inc. (b)	341,891
3,018	UniFirst Corp.	122,350
19,941	Wolverine World Wide, Inc.	478,783

		4,239,564

	Thrifts & Mortgage Finance—2.0%
5,304	Accredited Home Lenders Holding Co. (c)	233,376
6,914	Anchor Bancorp Wisconsin, Inc. (b)	209,218
4,713	Bank United Corp. (i)	0
14,201	BankAtlantic Bancorp, Inc. (Class A) (c)	269,109
8,289	BankUnited Financial Corp. (b)	224,135
19,909	Brookline Bancorp, Inc. (c)	323,720
13,876	Charter Municipal Mortgage Acceptance Co.	304,717
4,717	Coastal Financial Corp. (c)	69,529
14,476	Commercial Capital Bancorp, Inc.	241,894
12,385	Commercial Federal Corp.	417,127
10,912	Dime Community Bancorp, Inc. (b)	165,862
19,500	ECC Capital Corp.	129,870
2,819	Federal Agricultural Mortage Corp. (b) (c)	62,159
6,991	Fidelity Bankshares, Inc. (c)	185,401
2,429	First Defiance Financial Corp.	64,830
37,343	First Niagara Financial Group, Inc.	544,461
5,245	First Place Financial Corp.	105,372
6,033	FirstFed Financial Corp. (b)	359,627
10,415	Flagstar Bancorp, Inc. (c)	197,156
5,115	Flushing Financial Corp.	94,116
6,748	Franklin Bank Corp. (b) (c)	126,592
3,939	Gladstone Capital Corp. (c)	92,173
6,820	Harbor Florida Bancshares, Inc. (b) (c)	255,341
3,556	Horizon Financial Corp.	78,943
1,943	ITLA Capital Corp.	104,728
7,535	Kearny Financial Corp. (c)	88,913
9,880	KNBT BanCorp. (c)	149,089
10,444	MAF Bancorp, Inc. (c)	445,228
6,125	Northwest Bancorp, Inc.	130,217
2,840	OceanFirst Financial Corp.	63,928
13,008	Ocwen Financial Corp. (b) (c)	87,934
16,463	Partners Trust Financial Group, Inc.	175,825

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—(Continued)
6,468	PFF Bancorp, Inc.	$195,916
16,972	PHH Corp (c)	436,520
15,103	Provident Bancorp, Inc.	182,897
23,670	Provident Financial Services, Inc.	415,882
3,887	Sound Federal Bancorp, Inc.	62,814
7,637	Sterling Financial Corp. (Washington) (c)	285,624
7,148	TierOne Corp.	193,925
9,993	United Community Financial Corp.	109,323
2,138	WSFS Financial Corp. (c)	116,970

		8,000,461

	Tobacco—0.2%
28,481	Alliance One International, Inc. (c)	171,171
8,916	Universal Corp.	390,342
8,891	Vector Group, Ltd. (c)	165,106

		726,619

	Trading Companies & Distributors—0.5%
9,084	Applied Industrial Technologies, Inc. (c)	293,322
21,393	Hughes Supply, Inc.	601,143
1,405	Lawson Products, Inc.	54,542
2,865	NuCo2, Inc. (b) (c)	73,545
10,963	UAP Holdings Corp. (b) (c)	181,986
21,786	United Rentals, Inc. (b) (c)	440,295
7,183	Watsco, Inc.	305,996

		1,950,829

	Water Utilities—0.2%
4,894	American State Water Co.	143,737
5,594	California Water Service Group (c)	209,998
2,619	Connecticut Water Service, Inc.	65,449
3,736	Middlesex Water Co. (c)	72,553
2,310	SJW Corp.	108,593
5,513	Southwest Water Co. (c)	65,219

		665,549

	Wireless Telecommunication Services—0.4%
11,480	Atheros Communications (b)	92,529
7,173	Centennial Communications Corp. (b)	99,561
37,234	Dobson Communications Corp. (b) (c)	158,617
3,936	JAMDAT Mobile, Inc. (b) (c)	108,948
9,676	Novatel Wireless, Inc. (b) (c)	120,660
14,751	Price Communications Corp. (b) (c)	255,192
23,842	SBA Communications Corp. (b) (c)	321,867
41,835	US Unwired, Inc. (b) (c)	243,480
8,939	USA Mobility, Inc. (b)	262,449
15,443	Wireless Facilities, Inc. (b) (c)	97,754

		1,761,057

	Total Common Stocks (Identified Cost $327,689,648)	381,415,584

See accompanying notes to schedule of investments and financial statements.

MSF-236

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Short Term Investments—4.1%

Face Amount		Value (Note 1)

	Discount Notes—4.1%
$625,000	Federal Home Loan Bank 2.500%, 07/01/05	$625,000
5,000,000	Federal Home Loan Mortgage 3.040%, 07/20/05	4,991,978
2,000,000	Federal National Mortgage Association 0.010%, 07/20/05	1,996,654
9,000,000	Federal National Mortgage Association 3.080%, 07/27/05	8,979,980

		16,593,612

	Total Short Term Investments (Identified Cost $16,593,612)	16,593,612

	Total Investments—99.9% (Identified Cost $344,283,260) (a)	398,009,196
	Other assets less liabilities	228,655

	Total Net Assets—100%	$398,237,851

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/05	Unrealized Appreciation
Russell 2000 Index	09/15/05	54	$16,983,720	$17,363,700	$379,980

See accompanying notes to schedule of investments and financial statements.

MSF-237

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$398,009,196
Cash		1,381,654
Collateral for securities loaned		102,860,242
Receivable for:
Securities sold		1,531,122
Fund shares sold		353,746
Dividends and interest		476,549

Total Assets		504,612,509
Liabilities
Payable for:
Fund shares redeemed	$1,170,240
Securities purchased	2,114,836
Futures variation margin	31,050
Withholding taxes	146
Return of collateral for securities loaned	102,860,242
Accrued expenses:
Management fees	78,352
Service and distribution fees	24,983
Other expenses	94,809

Total Liabilities		106,374,658

Net Assets		$398,237,851

Net assets consist of:
Capital paid in		$325,997,916
Undistributed net investment income		1,812,349
Accumulated net realized gains		16,321,670
Unrealized appreciation (depreciation) on investments and futures contracts		54,105,916

Net Assets		$398,237,851

Computation of offering price:
Class A
Net asset value and redemption price per share ($253,308,909 divided by 19,233,984 shares outstanding)		$13.17

Class B
Net asset value and redemption price per share ($94,451,136 divided by 7,264,897 shares outstanding)		$13.00

Class E
Net asset value and redemption price per share ($50,477,806 divided by 3,845,268 shares outstanding)		$13.13

Identified cost of investments		$344,283,260

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$2,318,070 (a)
Interest		354,605 (b)

		2,672,675
Expenses
Management fees	$466,372
Service and distribution fees—Class B	101,760
Service and distribution fees—Class E	36,381
Directors’ fees and expenses	10,298
Custodian	118,504
Audit and tax services	9,031
Legal	6,894
Printing	45,467
Insurance	3,706
Miscellaneous	8,749

Total expenses before reductions	807,162
Management fee waiver	(4,461)	802,701

Net Investment Income		1,869,974

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	16,811,685
Futures contracts—net	(85,095)	16,726,590

Unrealized appreciation (depreciation) on:
Investments—net	(22,077,519)
Futures contracts—net	(176,400)	(22,253,919)

Net gain (loss)		(5,527,329)

Net Increase (Decrease) in Net Assets From Operations		$(3,657,355)

(a)	Net of foreign taxes of $808.
(b)	Includes income on securities loaned of $140,301.

See accompanying notes to financial statements.

MSF-238

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,869,974	$3,056,080
Net realized gain	16,726,590	17,957,817
Unrealized appreciation (depreciation)	(22,253,919)	34,166,564

Increase (decrease) in net assets from operations	(3,657,355)	55,180,461

From Distributions to Shareholders
Net investment income
Class A	(1,954,701)	(1,105,498)
Class B	(488,212)	(167,111)
Class E	(312,859)	(228,581)

	(2,755,772)	(1,501,190)

Net realized gain
Class A	(9,570,659)	0
Class B	(3,378,427)	0
Class E	(1,910,282)	0

	(14,859,368)	0

Total distributions	(17,615,140)	(1,501,190)

Increase (decrease) in net assets from capital share transactions	37,229,923	33,887,460

Total increase (decrease) in net assets	15,957,428	87,566,731

Net Assets
Beginning of the period	382,280,423	294,713,692

End of the period	$398,237,851	$382,280,423

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,812,349	$2,698,147

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,800,332	$36,728,533	5,366,732	$67,037,890
Reinvestments	954,877	11,525,360	87,116	1,105,498
Redemptions	(2,715,372)	(35,492,924)	(5,397,670)	(67,177,189)

Net increase (decrease)	1,039,837	$12,760,969	56,178	$966,199

Class B
Sales	2,189,218	$28,317,503	3,236,659	$40,091,574
Reinvestments	324,382	3,866,639	13,326	167,111
Redemptions	(770,585)	(9,978,773)	(1,109,001)	(13,697,642)

Net increase (decrease)	1,743,015	$22,205,369	2,140,984	$26,561,043

Class E
Sales	494,447	$6,522,787	2,523,456	$31,408,820
Reinvestments	184,800	2,223,141	18,070	228,581
Redemptions	(493,169)	(6,482,343)	(2,076,459)	(25,277,183)

Net increase (decrease)	186,078	$2,263,585	465,067	$6,360,218

Increase (decrease) derived from capital share transactions	2,968,930	$37,229,923	2,662,229	$33,887,460

See accompanying notes to financial statements.

MSF-239

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$14.01		$11.95	$8.25	$10.43	$10.37	$12.52

Income From Investment Operations
Net investment income	0.07		0.12	0.08	0.08	0.10	0.11
Net realized and unrealized gain (loss) on investments	(0.28)		2.00	3.69	(2.20)	(0.01)	(0.55)

Total from investment operations	(0.21)		2.12	3.77	(2.12)	0.09	(0.44)

Less Distributions
Distributions from net investment income	(0.11)		(0.06)	(0.07)	(0.05)	(0.03)	(0.11)
Distributions from net realized capital gains	(0.52)		0.00	0.00	(0.01)	0.00	(1.60)

Total distributions	(0.63)		(0.06)	(0.07)	(0.06)	(0.03)	(1.71)

Net Asset Value, End of Period	$13.17		$14.01	$11.95	$8.25	$10.43	$10.37

Total Return (%)	(1.1	)(b)	17.8	46.1	(20.5)	0.9	(3.8)
Ratio of operating expenses to average net assets (%)	0.36	(c)	0.37	0.47	0.49	0.55	0.55
Ratio of net investment income to average net assets (%)	1.07	(c)	0.97	0.89	0.99	1.03	0.89
Portfolio turnover rate (%)	57	(c)	39	42	53	47	78
Net assets, end of period (000)	$253,309		$254,898	$216,744	$131,184	$141,958	$125,738
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	0.56	0.55

	Class B
	Six months ended June 30, 2005		Year ended December 31,			January 2, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$13.82		$11.80	$8.16	$10.33	$9.84

Income From Investment Operations
Net investment income	0.05		0.08	0.05	0.05	0.06
Net realized and unrealized gain (loss) on investments	(0.27)		1.98	3.65	(2.17)	0.46

Total from investment operations	(0.22)		2.06	3.70	(2.12)	0.52

Less Distributions
Distributions from net investment income	(0.08)		(0.04)	(0.06)	(0.04)	(0.03)
Distributions from net realized capital gains	(0.52)		0.00	0.00	(0.01)	0.00

Total distributions	(0.60)		(0.04)	(0.06)	(0.05)	(0.03)

Net Asset Value, End of Period	$13.00		$13.82	$11.80	$8.16	$10.33

Total Return (%)	(1.3	)(b)	17.4	45.7	(20.6)	5.3	(b)
Ratio of operating expenses to average net assets (%)	0.61	(c)	0.62	0.72	0.74	0.80	(c)
Ratio of net investment income to average net assets (%)	0.84	(c)	0.77	0.64	0.79	0.83	(c)
Portfolio turnover rate (%)	57	(c)	39	42	53	47
Net assets, end of period (000)	$94,451		$76,322	$39,911	$13,267	$7,292
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	0.81	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-240

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$13.95		$11.92	$8.23	$10.42	$10.46

Income From Investment Operations
Net investment income	0.06		0.09	0.07	0.07	0.01
Net realized and unrealized gain (loss) on investments	(0.27)		1.99	3.69	(2.20)	(0.05)

Total from investment operations	(0.21)		2.08	3.76	(2.13)	(0.04)

Less Distributions
Distributions from net investment income	(0.09)		(0.05)	(0.07)	(0.05)	0.00
Distributions from net realized capital gains	(0.52)		0.00	0.00	(0.01)	0.00

Total distributions	(0.61)		(0.05)	(0.07)	(0.06)	0.00

Net Asset Value, End of Period	$13.13		$13.95	$11.92	$8.23	$10.42

Total Return (%)	(1.2	)(b)	17.5	46.0	(20.6)	(0.4	)(b)
Ratio of operating expenses to average net assets (%)	0.51	(c)	0.52	0.62	0.64	0.70	(c)
Ratio of net investment income to average net assets (%)	0.92	(c)	0.82	0.74	1.08	1.58	(c)
Portfolio turnover rate (%)	57	(c)	39	42	53	47
Net assets, end of period (000)	$50,478		$51,061	$38,059	$6,259	$8
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	—	0.71	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-241

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—98.9% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—2.3%
21,400	Armor Holdings, Inc. (b) (c)	$847,654
83,475	Engineered Support Systems, Inc. (c)	2,990,909
17,800	Herley Industries, Inc. (b)	324,672
46,800	Mercury Computer Systems, Inc. (b)	1,280,916
63,600	MTC Technologies, Inc. (b) (c)	2,342,388

		7,786,539

	Air Freight & Logistics—1.1%
32,100	Forward Air Corp.	907,467
42,600	UTI Worldwide, Inc. (c)	2,965,812

		3,873,279

	Airlines—1.3%
42,300	AirTran Holdings, Inc. (b) (c)	390,429
108,600	Frontier Airlines, Inc. (b) (c)	1,121,838
12,700	JetBlue Airways Corp. (b) (c)	259,588
142,700	SkyWest, Inc.	2,594,286

		4,366,141

	Auto Components—0.6%
102,800	Gentex Corp. (c)	1,870,960

	Automobiles—0.2%
20,700	Thor Industries, Inc.	650,601

	Beverages—0.1%
20,400	Boston Beer, Inc. (b) (c)	457,776

	Biotechnology—4.5%
47,100	Abgenix, Inc. (b) (c)	404,118
16,400	Celgene Corp. (b) (c)	668,628
18,073	Cephalon, Inc. (b) (c)	719,486
34,100	Charles River Laboratories International, Inc. (b)	1,645,325
74,800	Digene Corp. (b) (c)	2,070,464
16,800	ICOS Corp. (b) (c)	355,656
41,700	Incyte Corp. (b) (c)	298,155
27,100	Invitrogen Corp. (b)	2,257,159
37,200	Martek Biosciences Corp. (b) (c)	1,411,740
30,900	Neurocrine Biosciences, Inc. (b) (c)	1,299,654
118,200	Protein Design Laboratories, Inc. (b) (c)	2,388,822
34,200	Techne Corp. (b)	1,570,122
13,670	Vertex Pharmaceuticals, Inc. (b) (c)	230,203

		15,319,532

	Building Products—0.3%
8,800	Interline Brands, Inc. (b)	174,240
24,600	Simpson Manufacturing, Inc.	751,530

		925,770

	Capital Markets—2.0%
27,349	Affiliated Managers Group, Inc. (b) (c)	1,868,757
41,400	Eaton Vance Corp.	989,874
5,200	Greenhill & Co., Inc. (c)	210,652
41,400	Investors Financial Services Corp. (c)	1,565,748

Shares		Value (Note 1)

	Capital Markets—(Continued)
11,349	Legg Mason, Inc.	$1,181,545
42,700	Raymond James Financial, Inc.	1,206,275

		7,022,851

	Chemicals—0.5%
58,300	Symyx Technologies, Inc. (b)	1,631,234

	Commercial Banks—1.7%
41,600	Amegy Bancorporation, Inc.	931,008
51,000	Boston Private Financial Holdings, Inc. (c)	1,285,200
33,100	East West Bancorp, Inc.	1,111,829
22,400	SVB Financial Group (b) (c)	1,072,960
90,800	UCBH Holdings, Inc. (c)	1,474,592

		5,875,589

	Commercial Services & Supplies—3.9%
48,133	ChoicePoint, Inc. (b)	1,927,727
55,575	Iron Mountain, Inc. (b)	1,723,936
23,100	Jackson Hewitt Tax Service, Inc. (c)	546,084
17,100	Mine Safety Appliances Co.	790,020
29,100	Navigant Consulting, Inc. (b)	513,906
36,400	Stericycle, Inc. (b)	1,831,648
57,800	The Corporate Executive Board Co.	4,527,474
43,800	Waste Connections, Inc. (b)	1,633,302

		13,494,097

	Communications Equipment—2.1%
67,100	ADTRAN, Inc.	1,663,409
39,600	Anaren, Inc. (b) (c)	520,740
8,625	Avocent Corp. (b)	225,457
86,400	Inter-Tel, Inc. (c)	1,607,904
62,000	Plantronics, Inc.	2,254,320
39,993	Polycom, Inc. (b)	596,296
41,200	Powerwave Technologies, Inc. (b) (c)	421,064

		7,289,190

	Computers & Peripherals—1.6%
57,800	Avid Technology, Inc. (b)	3,079,584
175,200	Maxtor Corp. (b)	911,040
40,900	Pinnacle Systems, Inc. (b) (c)	224,950
43,600	SanDisk Corp. (b)	1,034,628
19,900	SBS Technologies, Inc. (b)	184,672

		5,434,874

	Construction & Engineering—0.1%
29,000	Insituform Technologies, Inc. (b) (c)	464,870

	Consumer Finance—0.2%
30,500	MoneyGram International, Inc.	583,160

	Diversified Consumer Services—2.7%
12,342	Apollo Group, Inc. (Class A) (b)	965,391
66,500	Bright Horizons Family Solutions, Inc. (b)	2,707,880
34,300	Corinthian Colleges, Inc. (b) (c)	438,011

See accompanying notes to schedule of investments and financial statements.

MSF-242

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Diversified Consumer Services—(Continued)
25,700	DeVry, Inc. (b)	$511,430
79,500	Education Management Corp. (b)	2,681,535
36,700	ITT Educational Services, Inc. (b)	1,960,514

		9,264,761

	Diversified Financial Services—0.2%
6,700	CapitalSource, Inc. (b) (c)	131,521
13,700	The First Marblehead Corp. (b) (c)	480,322

		611,843

	Diversified Telecommunication Services—0.1%
41,900	UbiquiTel, Inc. (b) (c)	341,904

	Electrical Equipment—0.2%
34,500	II-VI, Inc. (b) (c)	634,455

	Electronic Equipment & Instruments—3.6%
201,500	Aeroflex, Inc. (b)	1,692,600
34,200	Cognex Corp. (c)	895,698
27,000	Coherent, Inc. (b)	972,270
171,237	CyberOptics Corp. (b) (c)	2,226,081
27,400	Daktronics, Inc. (c)	548,274
10,300	Dionex Corp. (b)	449,183
74,500	FLIR Systems, Inc. (b)	2,223,080
6,011	National Instruments Corp. (c)	127,433
37,700	Orbotech, Ltd. (b)	810,173
27,100	ScanSource, Inc. (b) (c)	1,163,674
158,800	TTM Technologies, Inc. (b) (c)	1,208,468

		12,316,934

	Energy Equipment & Services—3.4%
6,500	Atwood Oceanics, Inc. (b)	400,140
51,100	Cal Dive International, Inc. (b)	2,676,107
20,900	FMC Technologies, Inc. (b)	668,173
47,500	Global Industries, Inc. (b)	403,750
88,900	Grey Wolf, Inc. (b) (c)	658,749
12,000	Helmerich & Payne, Inc.	563,040
3,800	Lone Star Technologies, Inc. (b)	172,900
33,600	Maverick Tube Corp. (b) (c)	1,001,280
17,280	National-Oilwell Varco, Inc. (b)	821,491
44,500	Oil States International, Inc. (b)	1,120,065
53,600	Patterson-UTI Energy, Inc.	1,491,688
38,500	Unit Corp. (b)	1,694,385

		11,671,768

	Food & Staples Retailing—1.6%
21,000	Performance Food Group Co. (b)	634,410
332,900	SunOpta, Inc. (b) (c)	1,890,872
73,000	United Natural Foods, Inc. (b)	2,217,010
6,300	Whole Foods Market, Inc.	745,290

		5,487,582

	Food Products—0.2%
16,100	Peet’s Coffee & Tea, Inc. (b) (c)	531,944

Shares		Value (Note 1)

	Health Care Equipment & Supplies—7.3%
29,500	Advanced Neuromodulation Systems, Inc. (b) (c)	$1,170,560
50,000	Aspect Medical Systems, Inc. (b) (c)	1,487,000
103,900	Computer Programs & Systems, Inc.	3,872,353
56,500	Cytyc Corp. (b)	1,246,390
29,350	Dentsply International, Inc.	1,584,900
43,600	ICU Medical, Inc. (b) (c)	1,402,612
10,400	IDEXX Laboratories, Inc. (b)	648,232
31,100	INAMED Corp. (b)	2,082,767
25,900	Integra LifeSciences Holdings (b) (c)	756,280
19,200	Kyphon, Inc. (b) (c)	667,968
31,700	Mentor Corp. (c)	1,314,916
31,100	Merit Medical Systems, Inc. (b)	479,251
85,000	Respironics, Inc. (b)	3,069,350
98,500	STERIS Corp.	2,538,345
102,400	Thoratec Corp. (b) (c)	1,570,816
16,600	Varian, Inc. (b)	627,314
18,100	Wright Medical Group, Inc. (b)	483,270

		25,002,324

	Health Care Providers & Services—9.0%
29,400	Amedisys, Inc. (b) (c)	1,081,332
10,500	AmSurg Corp. (b) (c)	290,745
24,900	Community Health Systems, Inc. (b)	940,971
42,450	Coventry Health Care, Inc. (b)	3,003,338
41,500	D&K Healthcare Resources, Inc.	350,675
58,400	DaVita, Inc. (b)	2,656,032
52,000	Gentiva Health Services, Inc. (b)	928,720
12,400	Henry Schein, Inc. (b)	514,848
12,500	LCA-Vision, Inc.	605,750
25,200	LifePoint Hospitals, Inc. (b)	1,273,104
23,800	Manor Care, Inc.	945,574
24,149	Matria Healthcare, Inc. (b)	778,322
59,200	Omnicare, Inc.	2,511,856
27,900	Patterson Cos., Inc. (b) (c)	1,257,732
31,000	Pharmaceutical Product Development, Inc. (b)	1,452,660
20,700	Priority Healthcare Corp. (Class B) (b) (c)	524,952
24,900	Renal Care Group, Inc. (b)	1,147,890
63,700	Symbion, Inc. (b)	1,519,245
81,700	The Advisory Board Co. (b)	3,982,058
18,100	Triad Hospitals, Inc. (b)	988,984
38,000	United Surgical Partners International, Inc. (b)	1,979,040
33,700	WellChoice, Inc. (b)	2,341,139

		31,074,967

	Hotels, Restaurants & Leisure—4.5%
40,700	Alliance Gaming Corp. (b) (c)	570,614
26,800	BJ’s Restaurants, Inc. (b) (c)	545,112
44,150	CEC Entertainment, Inc. (b)	1,858,273
44,400	Great Wolf Resorts, Inc. (b) (c)	907,536
6,200	International Speedway Corp. (Class A)	348,812
39,400	P.F. Chang’s China Bistro, Inc. (b) (c)	2,323,812
62,975	Rare Hospitality International, Inc. (b)	1,918,848
21,550	Shuffle Master, Inc. (b) (c)	604,047
47,575	Sonic Corp. (b)	1,452,465
50,800	Station Casinos, Inc.	3,373,120

See accompanying notes to schedule of investments and financial statements.

MSF-243

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Hotels, Restaurants & Leisure—(Continued)
37,349	The Cheesecake Factory, Inc. (b) (c)	$1,297,131
10,400	WMS Industries, Inc. (b)	351,000

		15,550,770

	Household Durables—1.5%
7,400	Harman International Industries, Inc.	602,064
23,083	M.D.C. Holdings, Inc.	1,898,577
27,500	Toll Brothers, Inc. (b) (c)	2,792,625

		5,293,266

	IT Services—3.3%
29,300	CACI International, Inc. (Class A) (b)	1,850,588
34,400	Cognizant Technology Solutions Corp. (Class A) (b)	1,621,272
11,000	Forrester Research, Inc. (b) (c)	196,130
24,460	Global Payments, Inc. (c)	1,658,388
228,100	Inforte Corp.	757,292
111,300	Resources Connection, Inc. (b) (c)	2,585,499
78,700	SRA International, Inc. (b) (c)	2,732,464

		11,401,633

	Insurance—1.6%
19,100	Brown & Brown, Inc.	858,354
44,900	Max Re Capital, Ltd.	1,028,210
24,900	RenaissanceRe Holdings, Ltd.	1,226,076
16,800	StanCorp Financial Group, Inc.	1,286,544
22,800	Triad Guaranty, Inc. (b)	1,148,892

		5,548,076

	Internet & Catalog Retail—1.1%
60,200	Coldwater Creek, Inc. (b)	1,499,582
128,400	drugstore.com, Inc. (b) (c)	535,428
79,136	Insight Enterprises, Inc. (b)	1,596,965

		3,631,975

	Internet Software & Services—3.2%
145,800	Agile Software Corp. (b) (c)	918,540
82,500	CNET Networks, Inc. (b) (c)	968,550
79,700	Digital Insight Corp. (b)	1,906,424
20,100	EarthLink, Inc. (b)	174,066
31,000	F5 Networks, Inc. (b)	1,464,285
12,800	InfoSpace, Inc. (b) (c)	421,504
99,300	Jupitermedia Corp. (b) (c)	1,701,009
181,800	MatrixOne, Inc. (b) (c)	909,000
85,300	RightNow Technologies, Inc. (b) (c)	1,025,306
82,600	SupportSoft, Inc. (b) (c)	428,694
23,500	Websense, Inc. (b)	1,129,175

		11,046,553

	Leisure Equipment & Products—0.9%
55,349	Marvel Enterprises, Inc. (b) (c)	1,091,483
5,500	RC2 Corp. (b) (c)	206,635
54,225	SCP Pool Corp.	1,902,755

		3,200,873

Shares		Value (Note 1)

	Machinery—1.1%
23,000	Actuant Corp. (b) (c)	$1,102,620
34,300	Oshkosh Truck Corp.	2,685,004

		3,787,624

	Media—2.7%
41,800	Cox Radio, Inc. (Class A) (b)	658,350
59,800	Digital Theater Systems, Inc. (b) (c)	1,066,234
25,000	Dolby Laboratories, Inc. (Class A) (b)	551,500
43,100	Emmis Communications Corp. (Class A) (b)	761,577
22,900	Entercom Communications Corp. (b)	762,341
24,500	Getty Images, Inc. (b)	1,819,370
17,600	Insight Communications, Inc. (b) (c)	194,480
85,000	Radio One, Inc. (Class D) (b)	1,085,450
81,900	Regent Communications, Inc. (b)	480,753
22,300	Scholastic Corp. (b)	859,665
64,100	Spanish Broadcasting Systems, Inc. (b) (c)	640,359
12,500	Valassis Communications, Inc. (b)	463,125

		9,343,204

	Metals & Mining—0.3%
16,500	Reliance Steel & Aluminum Co.	611,655
19,000	Steel Dynamics, Inc. (c)	498,750

		1,110,405

	Multiline Retail—0.4%
10,400	Family Dollar Stores, Inc.	271,440
74,950	Fred’s, Inc. (c)	1,242,671

		1,514,111

	Office Electronics—0.7%
57,242	Zebra Technologies Corp. (Class A) (b)	2,506,627

	Oil, Gas & Consumable Fuels—2.4%
34,600	Bill Barrett Corp. (b) (c)	1,023,468
45,000	Cabot Oil & Gas Corp.	1,561,500
94,000	Comstock Resources, Inc. (b)	2,377,260
21,400	Forest Oil Corp. (b)	898,800
34,200	Spinnaker Exploration Co. (b) (c)	1,213,758
22,700	Stone Energy Corp. (b)	1,110,030

		8,184,816

	Pharmaceuticals—1.9%
36,100	Alkermes, Inc. (b) (c)	477,242
29,500	Amylin Pharmaceuticals, Inc. (b) (c)	617,435
42,800	Andrx Corp. (b)	869,268
19,700	Bradley Pharmaceuticals, Inc. (b) (c)	211,775
60,500	Medicis Pharmaceutical Corp. (Class A)	1,919,665
71,600	Noven Pharmaceuticals, Inc. (b) (c)	1,251,568
10,400	Par Pharmaceutical Resources., Inc. (b) (c)	330,824
23,600	Taro Pharmaceutical Industries, Ltd. (b) (c)	686,052

		6,363,829

	Road & Rail—1.1%
29,500	Dollar Thrifty Automotive Group, Inc. (b)	1,120,410
48,700	Old Dominion Freight Line, Inc. (b)	1,306,621

See accompanying notes to schedule of investments and financial statements.

MSF-244

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Road & Rail—(Continued)
32,900	U.S. Xpress Enterprises, Inc. (b) (c)	$391,839
46,100	Werner Enterprises, Inc.	905,404

		3,724,274

	Semiconductor & Semiconductor Equipment—5.7%
172,400	Advanced Energy Industries, Inc. (b)	1,355,064
40,700	AMIS Holdings, Inc. (b)	542,938
32,000	ATMI, Inc. (b) (c)	928,320
75,100	Axcelis Technologies, Inc. (b)	515,186
32,300	Brooks Automation, Inc. (b)	479,655
32,500	Cohu, Inc.	651,625
67,500	Cymer, Inc. (b) (c)	1,778,625
64,300	Entegris, Inc. (b)	636,570
45,700	Exar Corp. (b)	680,473
45,500	Integrated Circuit Systems, Inc. (b)	939,120
94,300	Integrated Silicon Solution, Inc. (b) (c)	698,763
76,864	Intersil Corp. (Class A)	1,442,737
60,600	Lattice Semiconductor Corp. (b)	269,064
30,400	Micrel, Inc. (b) (c)	350,208
7,350	Microchip Technology, Inc.	217,707
88,000	OmniVision Technologies, Inc. (b) (c)	1,195,920
52,400	Pericom Semiconductor Corp. (b) (c)	426,536
18,700	Rudolph Technologies, Inc. (b)	267,971
53,600	Semtech Corp. (b)	892,440
90,200	Silicon Storage Technology, Inc. (b)	363,506
41,200	Skyworks Solutions, Inc. (b) (c)	303,644
9,700	Tessera Technologies, Inc. (b) (c)	324,077
32,600	Trident Microsystems, Inc. (b) (c)	739,694
62,920	TriQuint Semiconductor, Inc. (b) (c)	209,524
41,800	Varian Semiconductor Equipment, Inc. (b)	1,546,600
68,700	Virage Logic Corp. (b) (c)	707,610
94,691	Zoran Corp. (b)	1,258,443

		19,722,020

	Software—5.4%
115,633	Activision, Inc. (b)	1,910,257
111,900	Actuate Corp. (b) (c)	209,253
46,300	Altiris, Inc. (b) (c)	679,684
94,400	Borland Software Corp. (b)	647,584
32,100	FactSet Research Systems, Inc. (c)	1,150,464
60,919	Fair Isaac Corp.	2,223,544
27,400	FileNET Corp. (b)	688,836
52,075	Hyperion Solutions Corp. (b)	2,095,498
90,800	Informatica Corp. (b)	761,812
41,700	Jack Henry & Associates, Inc.	763,527
33,600	Macromedia, Inc. (b)	1,284,192
54,100	Macrovision Corp. (b)	1,219,414
4,100	Mercury Interactive Corp. (b)	157,276
31,700	NetIQ Corp. (b)	359,795
15,000	Open Solutions, Inc. (b) (c)	304,650
79,100	Packeteer, Inc. (b) (c)	1,115,310
27,200	Quest Software, Inc. (b)	370,736
43,250	Radiant Systems, Inc. (b)	493,050
51,900	Red Hat, Inc. (b) (c)	679,890
37,200	RSA Security, Inc. (b)	427,056
44,400	Serena Software, Inc. (b) (c)	856,920
32,800	SkillSoft, Plc. (ADR) (b)	113,160

		18,511,908

Shares		Value (Note 1)

	Specialty Retail—7.0%
74,900	A.C. Moore Arts & Crafts, Inc. (b) (c)	$2,367,589
68,250	Christopher & Banks Corp. (c)	1,246,245
40,300	Gamestop Corp. (Class A) (b) (c)	1,318,213
17,300	Group 1 Automotive, Inc. (b)	415,892
20,700	Hibbett Sporting Goods, Inc. (b)	783,288
62,900	Hot Topic, Inc. (b) (c)	1,202,648
31,800	MarineMax, Inc. (b)	993,750
45,100	Michaels Stores, Inc.	1,865,787
94,200	O’Reilly Automotive, Inc. (b)	2,808,102
79,055	Pacific Sunwear of California, Inc. (b)	1,817,474
41,200	PETsMART, Inc.	1,250,420
17,600	Rent-A-Center, Inc. (b)	409,904
37,000	Ross Stores, Inc.	1,069,670
12,400	Sonic Automotive, Inc.	263,624
41,500	The Gymboree Corp. (b)	566,890
17,200	The Talbots, Inc.	558,484
25,200	Tractor Supply Co. (b) (c)	1,237,320
37,900	Urban Outfitters, Inc. (b)	2,148,551
20,900	West Marine, Inc. (b) (c)	377,454
29,100	Williams-Sonoma, Inc. (b)	1,151,487
6,900	Zumiez, Inc. (b) (c)	201,135

		24,053,927

	Textiles, Apparel & Luxury Goods—1.0%
84,549	Fossil, Inc. (b)	1,919,262
43,200	Quiksilver, Inc. (b)	690,336
24,600	The Timberland Co. (Class A) (b)	952,512

		3,562,110

	Thrifts & Mortgage Finance—0.2%
12,800	IndyMac Bancorp, Inc.	521,344

	Trading Companies & Distributors—0.3%
40,500	Hughes Supply, Inc.	1,138,050

	Wireless Telecommunication Services—1.8%
12,200	Alamosa Holdings, Inc. (b) (c)	169,580
163,100	Nextel Partners, Inc. (Class A) (b) (c)	4,105,227
16,500	NII Holdings, Inc. (Class B) (b) (c)	1,055,010
10,500	Novatel Wireless, Inc. (b) (c)	130,935
135,900	Wireless Facilities, Inc. (b) (c)	860,247

		6,320,999

	Total Common Stocks (Identified Cost $261,252,944)	340,023,339

Short Term Investments—1.1%

	Mutual Funds—1.1%
3,897,614	T. Rowe Price Reserve Investment Fund	3,897,614

	Total Short Term Investments (Identified Cost $3,897,614)	3,897,614

	Total Investments—100.0% (Identified Cost $265,150,558) (a)	343,920,953
	Other assets less liabilities	(53,757)

	Total Net Assets—100%	$343,867,196

See accompanying notes to schedule of investments and financial statements.

MSF-245

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$343,920,953
Collateral on securities loaned		87,761,441
Receivable for:
Securities sold		306,010
Fund shares sold		83,996
Dividends and interest		51,791

Total Assets		432,124,191
Liabilities
Payable for:
Fund shares redeemed	$267,280
Return of collateral for securities loaned	87,761,441
Accrued expenses:
Management fees	142,156
Service and distribution fees	6,380
Other expenses	79,738

Total Liabilities		88,256,995

Net Assets		$343,867,196

Net assets consist of:
Capital paid in		$315,768,041
Net investment loss		(129,522)
Accumulated net realized losses		(50,541,718)
Unrealized appreciation (depreciation) on investments		78,770,395

Net Assets		$343,867,196

Computation of offering price:
Class A
Net asset value and redemption price per share ($304,402,100 divided by 21,897,363 shares outstanding)		$13.90

Class B
Net asset value and redemption price per share ($21,291,069 divided by 1,555,739 shares outstanding)		$13.69

Class E
Net asset value and redemption price per share ($18,174,027 divided by 1,322,817 shares outstanding)		$13.74

Identified cost of investments		$265,150,558

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$810,316	(a)
Interest		81,502	(b)

		891,818
Expenses
Management fees	$851,014
Service and distribution fees—Class B	21,652
Service and distribution fees—Class E	12,769
Directors fees and expenses	10,297
Custodian	70,194
Audit and tax services	8,840
Legal	5,933
Printing	43,792
Insurance	3,748
Miscellaneous	2,916

Total expenses before reductions	1,031,155
Expense reductions	(734)
Management Fee Waivers	(9,081)	1,021,340

Net Investment Income (Loss)		(129,522)

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		5,466,905
Unrealized appreciation (depreciation) on:
Investments—net		972,736

Net gain (loss)		6,439,641

Net Increase (Decrease) in Net Assets From Operations		$6,310,119

(a)	Net of foreign taxes of $287.
(b)	Includes income on securities loaned of $36,560.

See accompanying notes to financial statements.

MSF-246

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment loss	$(129,522)	$(1,027,393)
Net realized gain	5,466,905	16,667,874
Unrealized appreciation	972,736	18,677,046

Increase (decrease) in net assets from operations	6,310,119	34,317,527

Increase (decrease) in net assets from capital share transactions	(9,114,096)	3,120,390

Total increase (decrease) in net assets	(2,803,977)	37,437,917

Net Assets
Beginning of the period	346,671,173	309,233,256

End of the period	$343,867,196	$346,671,173

Undistributed Net Investment Loss
End of the period	$(129,522)	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,075,909	$14,328,188	1,941,629	$24,466,037
Redemptions	(2,122,266)	(28,254,591)	(3,263,743)	(40,853,480)

Net increase (decrease)	(1,046,357)	$(13,926,403)	(1,322,114)	$(16,387,443)

Class B
Sales	517,483	$6,782,906	1,317,885	$16,243,534
Redemptions	(116,256)	(1,511,579)	(175,899)	(2,128,475)

Net increase (decrease)	401,227	$5,271,327	1,141,986	$14,115,059

Class E
Sales	136,009	$1,801,614	791,916	$9,935,322
Redemptions	(171,754)	(2,260,634)	(367,496)	(4,542,548)

Net increase (decrease)	(35,745)	$(459,020)	424,420	$5,392,774

Increase (decrease) derived from capital share transactions	(680,875)	$(9,114,096)	244,292	$3,120,390

See accompanying notes to financial statements.

MSF-247

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$13.63		$12.27	$8.71	$11.89	$14.30	$15.73

Income From Investment Operations
Net investment income (loss)	0.00		(0.04)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.27		1.40	3.60	(3.14)	(1.27)	(1.40)

Total from investment operations	0.27		1.36	3.56	(3.18)	(1.31)	(1.43)

Less Distributions
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.10)	0.00

Total distributions	0.00		0.00	0.00	0.00	(1.10)	0.00

Net Asset Value, End of Period	$13.90		$13.63	$12.27	$8.71	$11.89	$14.30

Total Return (%)	2.0	(b)	11.1	40.9	(26.7)	(9.0)	(9.1)
Ratio of operating expenses to average net assets before expense reductions (%)	0.60	(c)	0.60	0.63	0.61	0.61	0.58
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.60	(c)	0.60	0.63	—	—	0.58
Ratio of net investment income (loss) to average net assets (%)	(0.06	)(c)	(0.31)	(0.39)	(0.38)	(0.34)	(0.19)
Portfolio turnover rate (%)	26	(c)	28	25	44	38	68
Net assets, end of period (000)	$304,402		$312,834	$297,728	$210,410	$298,699	$337,343

	Class B
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002
			2004	2003
Net Asset Value, Beginning of Period	$13.44		$12.11	$8.59	$8.67

Income From Investment Operations
Net investment income (loss)	(0.01)		(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.26		1.36	3.53	(0.07)

Total from investment operations	0.25		1.33	3.52	(0.08)

Net Asset Value, End of Period	$13.69		$13.44	$12.11	$8.59

Total Return (%)	1.9	(b)	11.0	41.0	(0.9	)(b)
Ratio of operating expenses to average net assets
before expense reductions (%)	0.85	(c)	0.85	0.88	0.86	(c)
Ratio of operating expenses to average net assets
after expense reductions(%) (d)	0.85	(c)	0.85	0.88	—
Ratio of net investment income (loss) to average net assets (%)	(0.30	)(c)	(0.52)	(0.59)	(0.63	)(c)
Portfolio turnover rate (%)	26	(c)	28	25	44
Net assets, end of period (000)	$21,291		$15,516	$152	$3

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-248

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights (Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31,
			2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.49		$12.15	$8.64	$11.80	$12.22

Income From Investment Operations
Net investment income (loss)	(0.01)		(0.05)	(0.03)	(0.02)	0.00
Net realized and unrealized gain (loss) on investments	0.26		1.39	3.54	(3.14)	(0.42)

Total from investment operations	0.25		1.34	3.51	(3.16)	(0.42)

Net Asset Value, End of Period	$13.74		$13.49	$12.15	$8.64	$11.80

Total Return (%)	1.9	(b)	11.0	40.6	(26.8)	(3.4	)(b)
Ratio of operating expenses to average net assets
before expense reductions (%)	0.75	(c)	0.75	0.78	0.76	0.76	(c)
Ratio of operating expenses to average net assets
after expense reductions(%) (d)	0.75	(c)	0.75	0.78	—	—
Ratio of net investment income (loss) to average net assets (%)	(0.21	)(c)	(0.45)	(0.52)	(0.53)	0.00	(c)
Portfolio turnover rate (%)	26	(c)	28	25	44	38
Net assets, end of period (000)	$18,174		$18,321	$11,353	$1,809	$0.1

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-249

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—99.8% of Total Net Assets

Shares		Value (Note 1)

	Belgium—0.2%
9,900	KBC Bancassurance Holding NV (c)	$779,996

	Brazil—2.2%
60,700	Banco Bradesco S.A. (ADR) (c)	2,148,173
75,800	Tele Norte Leste Participacoes S.A. (ADR) (c)	1,262,070
77,200	Unibanco-Uniao de Banco Brasileiros S.A. (GDR) (c)	2,981,464
50,800	Usiminas Usi Sd Mg	820,292
200,350	Votorantim Celulose Papel S.A. (ADR) (c)	2,424,235

		9,636,234

	Canada—0.3%
95,200	Celestica, Inc. (b) (c)	1,275,680

	Cayman Island—0.8%
1,835,000	Foxconn International Holdings, Ltd.	1,376,475
1,070,000	Global Bio Chemistry Technology, Inc. (c)	662,536
63,500	The 9, Ltd. (ADR) (c)	1,653,540

		3,692,551

	China—0.1%
19,100	China Techfaith Wireless Communication Technology (ADR) (c)	310,757
116,000	Weichai Power Co. (c)	342,484

		653,241

	Denmark—0.6%
34,710	Danske Bank A/S	1,041,279
123,300	GN Store Nord A/S (c)	1,392,680

		2,433,959

	Finland—2.1%
22,800	Fortum Oyj	365,496
48,100	Neste Oil, Oyj (b)	1,245,348
451,904	Nokia Corp. (ADR)	7,519,682
8,200	Oko Osuuspankkien	133,809

		9,264,335

	France—13.2%
40,000	Accor S.A. (c)	1,867,891
7,300	Air Liquide S.A. (c)	1,240,648
180,200	AXA S.A.	4,480,362
6,446	Bacou-Dalloz	527,649
61,273	BNP Paribas S.A. (c)	4,188,136
44,300	Bouygues S.A. (c)	1,828,282
41,500	CNP Assurances S.A. (c)	2,648,800
10,200	Compagnie Générale des Etablissements Michelin (Class B) (c)	618,993
14,567	Eiffage S.A. (c)	1,264,194
27,600	Fimalac S.A. (c)	1,232,701
138,893	France Telecom S.A. (ADR) (c)	4,047,342
40,600	Lagardere S.C.A. (c)	2,993,800
35,000	Nexity (c)	1,353,851

Shares		Value (Note 1)

	France—(Continued)
69,100	NRJ Groupe	$1,551,752
29,046	Orpea (b) (c)	1,288,793
2,900	Pernod Ricard S.A. (c)	462,518
12,971	Pinault-Printemps-Redoute S.A. (c)	1,332,447
28,300	Sanef, Inc. (c)	1,517,155
134,400	Sanofi-Aventis (ADR)	5,509,056
27,655	Suez S.A. (c)	747,783
40,551	Total S.A. (c)	9,493,956
25,900	Total S.A. (ADR) (c)	3,026,415
156,800	Vivendi Universal S.A. (ADR)	4,912,544

		58,135,068

	Germany—11.3%
61,829	Allianz AG	7,075,629
24,800	BASF AG (ADR)	1,636,800
42,000	Bayer AG	1,396,531
36,100	Bayer AG (ADR)	1,201,408
3,000	Bijou Brigitte Co.	555,028
47,900	Bilfinger & Berger Bau AG	2,231,552
147,910	DAB Bank AG (b) (c)	1,142,076
29,400	Deutsche Boerse AG (c)	2,295,449
353,700	Deutsche Telekom AG (ADR) (c)	6,515,154
35,500	E.ON AG	3,150,911
45,400	E.ON AG (ADR) (c)	1,344,294
50,400	Epcos AG (c)	629,284
8,600	Fresenius Medical Care AG	984,926
40,000	Heidelberger Druckmaschinen AG	1,169,072
89,343	Hochtief AG (c)	3,125,096
95,008	Hypo Real Estate Holding AG (b)	3,605,959
36,300	K&S AG	2,008,691
45,455	MAN AG (c)	1,880,624
15,700	Metro AG	776,959
29,481	RWE AG (c)	1,894,339
64,600	SAP AG (ADR) (c)	2,797,180
14,600	SolarWorld AG	1,279,042
28,947	United Internet AG (c)	823,633

		49,519,637

	Greece—0.6%
82,130	OPAP S.A.	2,359,388
18,000	Public Power Corp.	450,333

		2,809,721

	Hong Kong—1.3%
173,000	ASM Pacific Technology, Ltd. (c)	808,338
113,000	Cheung Kong Holdings, Ltd. (c)	1,092,296
261,000	Television Broadcasts, Ltd.	1,480,407
655,000	The Wharf Holdings, Ltd.	2,286,389

		5,667,430

	Ireland—1.1%
107,137	Allied Irish Banks, Plc.	2,290,368
267,186	C & C Group, Plc. (b)	1,206,375

See accompanying notes to schedule of investments and financial statements.

MSF-250

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Ireland—(Continued)
266,400	Eircom Group, Plc. (b)	$592,986
286,071	Independent News & Media, Plc.	882,347

		4,972,076

	Italy—4.6%
837,498	Banca Intesa S.p.A.—RNC	3,569,992
83,400	Banche Popolari Unite S.c.ar.l. (c)	1,652,202
109,600	Banco Popolare di Verona e Novara S.c.ar.l. (c)	1,865,442
36,900	Buzzi Unicem S.p.A.	383,951
75,160	Buzzi Unicem S.p.A. (c)	1,089,402
164,370	Campari	1,201,931
33,100	Eni S.p.A. (ADR) (c)	4,243,420
39,400	Lottomatica S.p.A.	1,281,393
84,100	Mediobanca S.p.A. (c)	1,570,517
69,600	Sias	956,854
367,900	Telecom Italia S.p.A.-RNC	952,017
196,100	UniCredito Italiano S.p.A. (c)	1,031,487
98,100	UniCredito Italiano S.p.A. (ADR)	557,176

		20,355,784

	Japan—20.3%
63,400	Aoyama Trading Co., Ltd.	1,587,872
108,900	Asahi Breweries, Ltd. (c)	1,298,428
116,000	Asahi Glass Co., Ltd.	1,215,313
163,000	Bank of Nagoya	971,519
79,100	Canon, Inc.	4,143,202
45,500	Circle K Sunkus Co., Ltd.	1,022,034
47,000	Credit Saison Co., Ltd.	1,557,449
148,000	Daihatsu Motor Co., Ltd.	1,267,655
353,000	Daiwa Securities Group, Inc.	2,170,953
17,300	Don Quijote Co., Ltd. (c)	938,068
240	E Trade Securities (c)	722,993
411	East Japan Railway Co.	2,106,989
41,700	FamilyMart Co., Ltd.	1,193,546
17,700	Fancl Corp.	706,787
164,900	Hokugin Financial Group, Inc.	504,936
44,400	Honda Motor Co., Ltd.	2,184,132
39,500	Ito-Yokado Co., Ltd.	1,302,726
22,200	JAFCO Co., Ltd.	1,173,864
156,000	Juroku Bank	844,229
145,000	Matsushita Electric Industrial Co., Ltd. (c)	2,200,148
114	Millea Holdings, Inc. (c)	1,535,284
292,000	Mitsubishi Electric Corp.	1,539,706
129,000	Mitsubishi Securities (c)	1,135,513
75	Mitsubishi Tokyo Financial Group, Inc. (c)	633,101
94,000	Mitsui Fudosan Co., Ltd.	1,052,425
133,000	Mitsui Trust Holdings, Inc. (c)	1,356,866
241	Mizuho Financial Group, Inc.	1,085,318
10,000	Murata Manufacturing Co., Ltd.	505,492
542,000	Nikko Cordial Corp.	2,368,814
91,000	Nikon Corp. (c)	1,025,107
336,000	Nippon Chemi-Con Corp.	1,894,533
104,200	Nippon Electronic, Inc.	1,561,077
114,000	Nippon Oil Corp. (c)	771,959
15,600	Nishimatsuya Chain Co., Ltd. (c)	416,321

Shares		Value (Note 1)

	Japan—(Continued)
19,600	Nitori Co., Ltd. (c)	$1,403,722
42,900	Nitto Denko Corp.	2,440,149
203,000	Nomura Holdings, Inc.	2,410,335
117	NTT Urban Development	478,028
51,000	Omc Card, Inc. (c)	612,124
9,700	Oracle Corp. (c)	365,947
8,600	ORIX Corp.	1,285,937
103,000	Ricoh Co., Ltd.	1,600,486
132,000	Sanken Electric Co., Ltd. (c)	1,712,461
12,050	SFCG Co., Ltd. (c)	2,810,818
173,000	Shimizu Corp.	801,376
187,000	Sumitomo Electric Industries, Ltd.	1,899,019
175,000	Sumitomo Forestry Co., Ltd.	1,689,381
697	Sumitomo Mitsui Financial Group, Inc.	4,695,861
686,000	Sumitomo Osaka Cement Co., Ltd.	1,814,597
35,050	T&D Holdings, Inc.	1,639,506
313,000	Taiheiyo Cement Corp.	834,756
43,000	Takara Holdings, Inc. (c)	266,806
8,460	Takefuji Corp.	572,085
260,000	The Nishi-Nippon Bank, Ltd. (c)	1,127,256
24,900	TIS, Inc. (c)	846,642
213,000	Tokuyama Corp. (c)	1,512,631
51,500	Tokyo Electron, Ltd.	2,700,158
45,300	Tokyo Tomin Bank	1,087,263
172,000	Toyo Ink Manufacturing Co., Ltd.	650,887
167	UFJ Holdings, Inc.	865,833
181,800	Victor Co. of Japan (c)	1,249,901
51,000	Yamanouchi Pharmaceutical Co., Ltd.	1,740,443
123,000	Yamato Transport Co., Ltd.	1,700,199
9,800	York-Benimaru Co., Ltd.	267,344

		89,076,310

	Luxembourg—1.5%
210,761	SES Global (FDR)	3,119,519
101,200	Stolt-Nielsen S.A. (ADR) (c)	3,387,164

		6,506,683

	Mexico—0.5%
34,200	Fomento Economico Mexicano S.A. de C.V. (ADR) (c)	2,037,294
37,900	Industrias Penoles	176,896

		2,214,190

	Netherlands—4.6%
77,600	ASM International NV (b)	1,233,840
218,700	ASML Holding NV (ADR) (b) (c)	3,424,842
27,100	Axalto (c)	816,058
123,192	ING Groep NV	3,464,965
246,300	Koninklijke Ahold NV (ADR) (c)	2,014,734
27,000	Koninklijke Numico NV (b)	1,076,525
101,300	Koninklijke Philips Electronics NV (ADR) (c)	2,551,747
95,568	Koninklijke Wessanen NV	1,349,982
36,200	Randstad Holding NV	1,245,458

See accompanying notes to schedule of investments and financial statements.

MSF-251

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Netherlands—(Continued)
57,600	Reed Elsevier NV (c)	$1,606,464
58,925	VNU NV (c)	1,638,074

		20,422,689

	New Zealand—0.1%
197,464	Warehouse Group, Ltd. (c)	548,747

	Norway—1.0%
141,600	DnB NOR ASA (c)	1,467,828
41,500	Fred Olsen Energy ASA (b)	1,050,661
59,000	Odfjell ASA	983,303
78,300	Tandberg Television ASA (b)	958,280

		4,460,072

	Portugal—0.6%
161,200	Brisa-Auto Estradas de Portugal S.A.	1,264,677
231,400	Impresa S.A. (c)	1,465,796

		2,730,473

	Russian—0.3%
73,900	AFK Sistema (144A) (GDR) (b)	1,211,960

	Singapore—0.5%
109,400	Flextronics International, Ltd. (b) (c)	1,445,174
114,500	STATS ChipPAC, Ltd. (ADR) (b) (c)	815,240

		2,260,414

	South Africa—0.9%
167,845	Massmart Holdings, Ltd.	1,123,367
92,400	Standard Bank, Ltd.	890,669
807,100	Steinhoff International Holdings, Inc.	1,853,370

		3,867,406

	South Korea—1.3%
15,820	Hyundai Heavy Industries Co., Ltd.	791,240
12,190	Hyundai Mipo Dock Yard Co., Ltd.	685,615
31,290	Kookmin Bank	1,425,513
48,730	Samsung Heavy Co.	439,123
85,220	Shinhan Financial Group Co., Ltd.	2,206,617

		5,548,108

	Spain—1.9%
67,744	Antena 3 TV (c)	1,352,778
77,970	Gestevision Telecino S.A. (b)	1,817,200
27,700	Repsol-YPF S.A. (ADR) (c)	696,101
87,568	Telefonica S.A. (ADR) (c)	4,282,075

		8,148,154

	Sweden—1.8%
188,600	Eniro AB (c)	2,142,967
143,650	Gambro AB (Class A) (c)	1,918,854
117,800	OM HEX AB (c)	1,339,250

Shares		Value (Note 1)

	Sweden—(Continued)
79,200	Securitas AB	$1,319,582
250,000	Skandia Insurance Co., Ltd.	1,372,878

		8,093,531

	Switzerland—8.8%
398,271	ABB, Ltd. (b)	2,592,717
17,852	Actelion, Ltd. (b)	1,851,394
88,026	Clariant AG	1,163,848
79,394	Compagnie Financière Richemont AG	2,658,754
42,771	Credit Suisse Group (c)	1,676,465
21,064	Nestle S.A. (c)	5,378,117
141,800	Novartis AG	6,728,766
59,689	Phonak Holding AG	2,229,740
64,594	Roche Holding AG	8,138,293
60,300	Syngenta AG (ADR) (c)	1,229,517
23,304	Synthes, Inc. (b)	2,551,376
31,115	UBS AG	2,419,210

		38,618,197

	Taiwan—2.6%
814,000	Acer, Inc.	1,600,491
2,456,000	Advanced Semicondtuctor, Inc.	1,826,051
958,000	Chi Mei Optoelectro Co.	1,488,455
1,756,000	Siliconware Precision Co.	1,719,598
753,897	Taiwan Semiconductor Manufacturing Co., Ltd.	1,303,929
2,978,440	United Microelectronics Corp.	2,155,140
301,700	United Microelectronics Corp. (ADR) (c)	1,239,987

		11,333,651

	United Kingdom—11.9%
145,454	3i Group, Plc.	1,762,883
9,800	AstraZeneca, Plc. (ADR)	404,348
608,391	BAE Systems, Plc.	3,116,229
199,400	BP, Plc. (ADR)	12,438,572
234,700	Capita Group, Plc.	1,542,681
171,400	EMI Group, Plc.	776,885
726,000	Group for Securicor, Inc.	1,904,476
285,000	HSBC Holdings, Plc. (c)	4,555,218
29,400	Man Group, Plc.	760,143
364,690	Premier Farnell, Plc.	1,051,688
311,693	Rank Group, Plc.	1,496,760
330,000	Serco Group, Plc.	1,503,327
587,340	Shell Transport & Trading Co., Plc.	5,693,038
62,400	Smiths Group, Plc.	1,026,783
9,900	T&F Informa Plc.	75,100
97,900	Unilever, Plc. (ADR) (c)	3,803,415
4,270,010	Vodafone Group, Plc.	10,381,790

		52,293,336

	United States—2.8%
22,000	Affiliated Computer Services, Inc. (Class A) (b) (c)	1,124,200
16,200	Ingram Micro, Inc. (b)	253,692
124,470	News Corp., Inc. (c)	2,098,564

See accompanying notes to schedule of investments and financial statements.

MSF-252

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	United States—(Continued)
14,800	Schlumberger, Ltd.	$1,123,912
246,617	Telewest Global, Inc. (b)	5,617,935
42,900	Wyeth	1,909,050

		12,127,353

	Total Common Stocks (Identified Cost $397,056,965)	438,656,986

Short Term Investments—0.7%
Face Amount		Value (Note 1)

	Repurchase Agreement—0.7%
$2,973,000	State Street Corp. Repurchase Agreement dated 06/30/05 at 0.90% to be repurchased at $2,973,074 on 07/01/05, collateralized by $3,070,000 U.S. Treasury Note 3.625% due 06/30/07 with a value of $3,066,163.	$2,973,000

	Total Short Term Investments (Identified Cost $2,973,000)	2,973,000

	Total Investments—100.5% (Identified Cost $400,029,965) (a)	441,629,986
	Other assets less liabilities	(2,211,656)

	Total Net Assets—100%	$439,418,330

Ten Largest Industries as of June 30, 2005	Percentage of Total Net Assets
Commercial Banks	9.1%
Oil, Gas & Consumable Fuels	8.6%
Diversified Financial Services	6.4%
Media	6.0%
Pharmaceuticals	6.0%
Diversified Telecommunication Services	5.8%
Semiconductor & Semiconductor Equipment	4.5%
Insurance	4.3%
Chemicals	3.3%
Wireless Telecommunication Services	3.2%

See accompanying notes to schedule of investments and financial statements.

MSF-253

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$441,629,986
Cash		376
Foreign cash at value (Identified cost $1,730,527)		1,712,447
Collateral for securities loaned		82,033,312
Receivable for:
Securities sold		1,300,487
Fund shares sold		646,622
Dividends and interest		914,054
Foreign taxes		257,183

Total Assets		528,494,467
Liabilities
Payable for:
Fund shares redeemed	$521,521
Securities purchased	5,895,350
Open forward currency contracts—net	8,204
Withholding taxes	107,496
Return of collateral for securities loaned	82,033,312
Accrued expenses:
Management fees	310,394
Service and distribution fees	14,156
Other expenses	185,704

Total Liabilities		89,076,137

Net Assets		$439,418,330

Net assets consist of:
Capital paid in		$450,879,078
Undistributed net investment income		4,540,122
Accumulated net realized losses		(57,570,261)
Unrealized appreciation (depreciation) on investments and foreign currency		41,569,391

Net Assets		$439,418,330

Computation of offering price:
Class A
Net asset value and redemption price per share ($346,519,261 divided by 30,569,743 shares outstanding)		$11.34

Class B
Net asset value and redemption price per share ($35,636,713 divided by 3,176,333 shares outstanding)		$11.22

Class E
Net asset value and redemption price per share ($57,262,356 divided by 5,089,486 shares outstanding)		$11.25

Identified cost of investments		$400,029,965

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$7,053,803 (a)
Interest		174,006 (b)

		7,227,809
Expenses
Management fees	$1,854,629
Service and distribution fees—Class B	36,586
Service and distribution fees—Class E	42,876
Directors’ fees and expenses	9,927
Custodian	361,562
Audit and tax services	11,674
Legal	8,229
Printing	52,900
Insurance	4,313
Miscellaneous	3,700

Total expenses before reductions	2,386,396
Expense reductions	(116,276)	2,270,120

Net Investment Income		4,957,689

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	13,351,854
Foreign currency transactions—net	3,482,833	16,834,687

Unrealized appreciation (depreciation) on:
Investments—net	(25,162,491)
Foreign currency transactions—net	(32,078)	(25,194,569)

Net gain (loss)		(8,359,882)

Net Increase (Decrease) in Net Assets From Operations		$(3,402,193)

(a)	Net of foreign taxes of $1,000,874.
(b)	Includes income on securities loaned of $160,613.

See accompanying notes to financial statements.

MSF-254

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$4,957,689	$3,166,924
Net realized gain	16,834,687	24,136,234
Unrealized appreciation (depreciation)	(25,194,569)	39,361,549

Increase (decrease) in net assets from operations	(3,402,193)	66,664,707

From Distributions to Shareholders
Net investment income
Class A	(2,301,454)	(4,308,987)
Class B	(141,111)	(202,168)
Class E	(300,332)	(657,454)

Total distributions	(2,742,897)	(5,168,609)

Increase (decrease) in net assets from capital share transactions	17,900,104	(15,307,278)

Total increase (decrease) in net assets	11,755,014	46,188,820

Net Assets
Beginning of the period	427,663,316	381,474,496

End of the period	$439,418,330	$427,663,316

Undistributed (Overdistributed) Net Investment Income
End of the period	$4,540,122	$2,325,330

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	3,242,325	$36,887,524	3,561,865	$36,409,730
Reinvestments	205,487	2,301,454	420,800	4,308,987
Redemptions	(2,811,122)	(32,055,049)	(6,398,245)	(65,387,799)

Net increase (decrease)	636,690	$7,133,929	(2,415,580)	$(24,669,082)

Class B
Sales	1,251,185	$14,083,249	1,233,538	$12,528,432
Reinvestments	12,724	141,111	19,938	202,168
Redemptions	(250,932)	(2,815,026)	(612,223)	(6,095,461)

Net increase (decrease)	1,012,977	$11,409,334	641,253	$6,635,139

Class E
Sales	340,973	$3,848,944	1,575,031	$15,945,725
Reinvestments	27,008	300,332	64,646	657,454
Redemptions	(423,669)	(4,792,435)	(1,359,015)	(13,876,514)

Net increase (decrease)	(55,687)	$(643,159)	280,662	$2,726,665

Increase (decrease) derived from capital share transactions	1,593,980	$17,900,104	(1,493,665)	$(15,307,278)

See accompanying notes to financial statements.

MSF-255

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.50		$9.86	$7.76	$9.49	$12.39	$13.87

Income From Investment Operations
Net investment income	0.13		0.10	0.11	0.08	0.08	0.02
Net realized and unrealized gain (loss) on investments	(0.21)		1.68	2.05	(1.73)	(2.57)	(1.42)

Total from investment operations	(0.08)		1.78	2.16	(1.65)	(2.49)	(1.40)

Less Distributions
Distributions from net investment income	(0.08)		(0.14)	(0.06)	(0.08)	(0.03)	(0.08)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.38)	0.00

Total distributions	(0.08)		(0.14)	(0.06)	(0.08)	(0.41)	(0.08)

Net Asset Value, End of Period	$11.34		$11.50	$9.86	$7.76	$9.49	$12.39

Total Return (%)	(0.8	)(b)	18.2	28.0	(17.5)	(20.6)	(10.1)
Ratio of operating expenses to average net assets before expense reductions (%)	1.07	(c)	1.08	1.13	1.12	1.16	—
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.02	(c)	1.06	1.11	1.12	1.14	1.09
Ratio of net investment income to average net assets (%)	2.33	(c)	0.85	1.21	0.90	0.73	0.25
Portfolio turnover rate (%)	64	(c)	90	148	50	68	166
Net assets, end of period (000)	$346,519		$344,340	$318,996	$271,015	$340,426	$428,519

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003					2004	2003	2002
Net Asset Value, Beginning of Period	$11.38		$9.76	$7.69	$9.39		$11.41		$9.79	$7.71	$9.43	$10.91

Income From Investment Operations
Net investment income	0.59		0.07	0.03	0.02		0.65		0.07	0.08	0.08	0.00
Net realized and unrealized gain (loss) on investments	(0.70)		1.67	2.09	(1.72)		(0.75)		1.68	2.05	(1.73)	(1.48)

Total from investment operations	(0.11)		1.74	2.12	(1.70)		(0.10)		1.75	2.13	(1.65)	(1.48)

Less Distributions
Distributions from net investment income	(0.05)		(0.12)	(0.05)	0.00		(0.06)		(0.13)	(0.05)	(0.07)	0.00

Total distributions	(0.05)		(0.12)	(0.05)	0.00		(0.06)		(0.13)	(0.05)	(0.07)	0.00

Net Asset Value, End of Period	$11.22		$11.38	$9.76	$7.69		$11.25		$11.41	$9.79	$7.71	$9.43

Total Return (%)	(1.0	)(b)	18.0	27.8	(18.1	)(b)	(0.9	)(b)	18.0	27.9	(17.6)	(13.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.32	(c)	1.33	1.38	1.37	(c)	1.22	(c)	1.23	1.28	1.27	1.31	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.27	(c)	1.31	1.36	1.37	(c)	1.17	(c)	1.21	1.26	1.27	1.30	(c)
Ratio of net investment income (loss) to average net assets (%)	2.25	(c)	0.56	(0.04)	0.35	(c)	2.16	(c)	0.70	0.93	0.57	(0.17	)(c)
Portfolio turnover rate (%)	64	(c)	90	148	50		64	(c)	90	148	50	68
Net assets, end of period (000)	$35,637		$24,612	$14,859	$1		$57,262		$58,712	$47,619	$17,262	$2,194

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-256

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—99.2% of Total Net Assets

Shares		Value (Note 1)

	Australia—5.2%
11,816	Alinta, Ltd.	$87,587
47,773	Alumina, Ltd.	201,643
44,742	Amcor, Ltd.	227,312
75,293	AMP, Ltd.	369,229
1	Ansell, Ltd.	8
18,360	Aristocrat Leisure, Ltd. (c)	161,336
74,940	Australia & New Zealand Banking Group, Ltd.	1,237,612
21,537	Australia Gas & Light Co., Ltd.	232,964
4,340	Australian Stock Exchange, Ltd. (c)	76,249
39,352	AXA Asia Pacific Holdings, Ltd.	130,857
147,335	BHP Billiton, Ltd.	2,017,497
29,000	BlueScope Steel, Ltd.	179,940
26,326	Boral, Ltd.	129,475
38,624	Brambles Industries, Ltd. (c)	239,622
6,631	Caltex Australia	79,986
32,700	Centro Properties Group (c)	146,626
100,244	CFS Gandel Retail Trust	127,815
24,265	Coca-Cola Amatil, Ltd.	145,701
2,300	Cochlear, Ltd.	68,437
48,402	Coles Myer, Ltd.	339,803
53,051	Commonwealth Bank of Australia	1,530,521
16,060	Computershare, Ltd.	71,239
8,128	CSL, Ltd. (c)	207,740
61,958	CSR, Ltd.	125,936
98,329	DB RREEF Trust	102,099
89,550	Foster’s Group, Ltd.	362,310
1	Futuris Corp., Ltd.	1
83,404	General Property Trust (c)	231,419
64,870	Insurance Australia Group, Ltd.	295,926
66,456	Investa Property Group	98,083
27,250	James Hardie Industries NV	156,882
42,720	John Fairfax Holdings, Ltd.	139,441
15,118	Lend Lease Corp., Ltd.	149,010
20,419	Lion Nathan, Ltd. (c)	117,558
30,135	Macquarie Airports (c)	82,010
9,060	Macquarie Bank, Ltd. (c)	410,258
15,865	Macquarie Communications Infrastructure Group	75,982
62,824	Macquarie Goodman Co. (c)	195,075
93,457	Macquarie Infrastructure Group	295,317
27,102	Mayne Group, Ltd.	97,515
35,667	Mirvac Group (c)	96,871
30,696	Multiplex Group (c)	67,837
64,852	National Australia Bank, Ltd.	1,516,599
16,271	Newcrest Mining, Ltd.	214,984
12,587	Orica, Ltd.	170,213
40,383	Origin Energy, Ltd.	234,193
36,238	Patrick Corp., Ltd.	153,709
1,660	Perpetual Trustees Australia, Ltd.	72,348
5,684	Publishing & Broadcasting, Ltd.	64,146
36,314	Qantas Airways	92,987
30,539	QBE Insurance Group, Ltd.	372,083
38,806	Rinker Group, Ltd.	410,232
11,727	Rio Tinto, Ltd. (c)	398,276
26,929	Santos, Ltd.	231,727
11,475	Sonic Healthcare, Ltd.	109,235
56,289	Stockland	236,520

Shares		Value (Note 1)

	Australia—(Continued)
22,444	Suncorp-Metway, Ltd.	$343,125
23,353	TABCORP Holdings, Ltd. (c)	291,337
88,784	Telstra Corp., Ltd.	342,015
10,122	Toll Holdings, Ltd.	100,395
32,744	Transurban Group (c)	185,329
15,371	Wesfarmers, Ltd.	466,686
60,823	Westfield Group (c)	820,250
74,992	Westpac Banking Corp.	1,136,630
19,777	Woodside Petroleum, Ltd.	439,448
45,427	Woolworths, Ltd. (c)	569,245

		20,080,441

	Austria—0.4%
1,745	Bank Austria Creditanstalt AG	181,634
6,035	Erste Bank der oesterreichischen Sparkassen AG	301,984
14,515	IMMOFINANZ Immobilien Anlagen AG (b) (c)	133,024
4,628	Meinl European Land	80,245
717	OMV AG	312,000
14,882	Telekom Austria AG (c)	289,395
536	Verbund-Oesterreichische Elektrizitaetswirtschafts AG	147,936
3,825	Wienerberger AG	177,511

		1,623,729

	Belgium—1.3%
4,172	AGFA-Gevaert NV (c)	115,264
6,690	Belgacom S.A. (b)	228,120
850	Colruyt S.A. (c)	115,746
3,500	Delhaize Group, Plc. (c)	209,946
24,396	Dexia S.A. (c)	535,369
1,111	Electrabel S.A. (c)	485,330
5	Fortis Banque S.A. (b) (i)	0
49,576	Fortis S.A.	1,372,231
2,884	Groupe Bruxelles Lambert S.A.	249,327
8,674	Interbrew S.A	293,492
7,741	KBC Bancassurance Holding NV	610,297
1,299	Mobistar S.A. (b)	108,606
2,727	Solvay S.A.	280,083
3,879	UCB S.A. (c)	188,701
1,128	Umicore S.A. (c)	90,042

		4,882,554

	Bermuda—0.0%
52,000	Shangri-La Asia, Ltd. (c)	80,305

	Cayman Island—0.0%
24,000	Kingboard Chemical	76,060

	Denmark—0.7%
52	AP Moller-Maersk A/S	494,088
1,550	Carlsberg A/S (Class B) (c)	79,457
2,000	Coloplast (c)	115,936
2,100	Danisco A/S	136,196
18,100	Danske Bank A/S	543,399
1,100	DSV A/S (c)	93,207

See accompanying notes to schedule of investments and financial statements.

MSF-257

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Denmark—(Continued)
13,000	GN Store Nord A/S (c)	$146,947
4,900	H. Lundbeck A/S (c)	123,451
10,275	Novo Nordisk A/S	523,158
2,315	Novozymes A/S (Series B) (c)	114,564
8,538	TDC A/S	365,587
900	Topdanmark A/S	65,458
6,700	Vestas Wind Systems A/S (c)	110,627

		2,912,075

	Finland—1.4%
1,900	Cargotec Corp. (c)	53,066
6,650	Elisa Oyj	103,919
14,700	Fortum Oyj	235,826
3,500	Kesko Oyj (c)	87,855
1,900	Kone Oyj	113,862
4,832	Metso Oyj (c)	105,078
5,875	Neste Oil, Oyj (b)	152,209
192,250	Nokia Oyj	3,200,709
4,900	Nokian Renkaat Oyj	89,393
3,500	Orion-Yhtyma Oyj (Class B) (c)	67,518
4,300	Outokumpu Oyj (c)	55,394
19,500	Sampo Oyj	303,985
26,300	Stora Enso Oyj (c)	335,638
4,080	Tietoenator Oyj	123,693
21,800	UPM-Kymmene Oyj (c)	418,096
3,251	Wartsila Oyj	93,705
2,950	Yit Yhtyma Oyj	98,510

		5,638,456

	France—8.9%
8,527	Accor S.A. (c)	398,451
4,923	Air France S.A. (c)	74,449
4,570	Air Liquide S.A. (c)	777,193
52,252	Alcatel S.A. (c)	569,941
161,897	ALSTOM S.A. (c)	160,426
2,285	Atos Origin S.A.	144,551
2,708	Autoroutes du Sud de la France S.A. (c)	154,391
1,415	Autoroutes Paris (c)	83,863
60,516	AXA S.A. (c)	1,505,620
32,734	BNP Paribas S.A. (c)	2,238,916
8,131	Bouygues S.A. (c)	335,792
2,531	Business Objects S.A. (b)	66,851
5,888	Cap Gemini S.A. (c)	186,449
24,165	Carrefour S.A.	1,166,585
1,385	Casino Guichard-Perrachon S.A. (c)	97,052
1,213	CNP Assurances S.A. (c)	77,473
12,519	Compagnie de Saint-Gobain S.A. (c)	692,113
5,701	Compagnie Générale des Etablissements Michelin (Class B) (c)	346,197
27,719	Credit Agricole S.A. (c)	700,655
1,991	Dassault Systemes S.A. (c)	96,171
4,014	Essilor International S.A. (c)	273,544
3,546	Euronext NV	119,713
60,855	France Telecom S.A.	1,768,679
1,369	Gecina S.A. (c)	155,463
10,303	Groupe Danone (c)	903,717
324	Hermes International S.C.A. (c)	65,308

Shares		Value (Note 1)

	France—(Continued)
1,108	Imerys S.A. (c)	$76,274
787	Klepierre S.A. (c)	75,010
13,007	L’Oreal S.A. (c)	933,357
6,879	Lafarge S.A. (c)	624,499
4,929	Lagardere S.C.A. (c)	363,699
10,320	LVMH Moet Hennessy Louis Vuitton S.A. (c)	794,919
1,324	Neopost S.A. (c)	116,534
5,214	Pagesjaunes Groupe	121,671
2,066	Pernod Ricard S.A. (c)	329,722
6,652	Peugoet S.A. (c)	392,932
2,633	Pinault-Printemps-Redoute S.A. (c)	270,654
6,168	Publicis Groupe (c)	181,548
7,859	Renault S.A. (c)	690,931
6,773	Sagem S.A.	139,753
43,739	Sanofi-Aventis (c)	3,582,329
9,312	Schneider Electric S.A. (c)	700,201
29,144	Scor	58,453
4,636	Societe Television Francaise 1 S.A. (c)	122,841
1,148	Société BIC S.A. (c)	68,487
13,705	Société Générale (c)	1,388,797
3,534	Sodexho Alliance S.A. (c)	109,002
26,216	STMicroelectronics NV (c)	417,421
33,362	Suez S.A. (c)	902,695
3,935	Technip S.A. (c)	183,039
3,003	Thales S.A. (c)	121,743
10,757	Thomson S.A. (c)	256,148
23,614	Total S.A.	5,532,255
1,978	Unibail S.A. (c)	253,430
2,738	Valeo S.A. (c)	122,596
12,315	Veolia Environnement S.A. (c)	461,217
6,395	Vinci (c)	532,197
44,325	Vivendi Universal S.A.	1,388,662
1,406	Zodiac S.A.	75,517

		34,548,096

	Germany—6.2%
2,066	Adidas-Salomon AG (c)	344,793
14,349	Allianz AG (c)	1,643,166
2,783	Altana AG (c)	159,080
22,439	BASF AG	1,487,870
27,433	Bayer AG	912,770
23,472	Bayerishe Hypo-und Vereinsbank AG (b)	610,707
653	Beiersdorf AG (c)	73,286
2,068	Celesio AG	162,695
18,271	Commerzbank AG	395,184
5,240	Continental AG	376,853
35,500	DaimlerChrysler AG	1,438,463
14,333	Depfa Bank, Plc.	229,375
20,178	Deutsche Bank AG (c)	1,573,935
4,460	Deutsche Boerse AG (c)	348,451
9,290	Deutsche Lufthansa AG (c)	113,833
20,307	Deutsche Post AG	474,353
112,404	Deutsche Telekom AG (c)	2,078,156
25,655	E.ON AG	2,278,593
1,889	Fresenius Medical Care AG (c)	161,322

See accompanying notes to schedule of investments and financial statements.

MSF-258

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Germany—(Continued)
3,332	HeidelbergCement AG	$239,751
2,301	Heidelberger Druckmaschinen AG	67,295
2,617	Hochtief AG	91,600
5,095	Hypo Real Estate Holding AG (b)	193,505
25,219	Infineon Technologies AG	234,241
3,930	Linde AG (c)	264,673
5,766	MAN AG (c)	238,716
2,490	Merck KGAA	197,914
6,117	Metro AG (c)	302,917
7,681	Münchener Rückversicherungs-Gesellschaft AG (c)	818,375
2,010	Premiere AG (c)	69,514
696	Puma AG	172,017
4,617	Qiagen NV (b) (c)	53,889
17,384	RWE AG (c)	1,117,770
9,153	SAP AG	1,590,521
6,709	Schering AG	411,041
33,587	Siemens AG	2,442,703
15,177	ThyssenKrupp AG (c)	263,168
6,275	TUI AG (c)	154,929
10,101	Volkswagen AG (c)	461,002
711	Wincor Nixdorf AG	58,172

		24,306,598

	Greece—0.6%
11,892	Alpha Bank A.E.	316,135
5,100	Coca-Cola Hellenic Bottling Co. S.A.	138,897
2,740	Commercial Bank of Greece	81,007
5,700	COSMOTE Mobile Telecommunications S.A.	102,982
8,560	EFG Eurobank Ergasias S.A.	262,357
11,510	Hellenic Telecommunications Organization S.A.	222,149
12,345	National Bank of Greece S.A.	421,268
8,550	OPAP S.A.	245,782
8,250	Piraeus Bank S.A.	154,081
4,890	Public Power Corp.	122,422
3,060	Titan Cement Co. S.A.	94,200

		2,161,280

	Hong Kong—1.6%
60,400	Bank of East Asia, Ltd.	177,958
173,500	BOC Hong Kong Holdings, Ltd.	327,178
54,000	Cathay Pacific Airways, Ltd.	98,160
66,000	Cheung Kong Holdings, Ltd.	637,884
74,100	CLP Holdings, Ltd.	425,216
42,000	Esprit Holdings, Ltd.	302,175
85,000	Hang Lung Properties, Ltd.	124,846
31,500	Hang Seng Bank, Ltd.	428,812
32,000	Henderson Land Development Co.	152,846
153,046	Hong Kong & China Gas Co., Ltd.	311,349
59,000	Hong Kong Electric Co., Ltd	268,933
46,000	Hong Kong Exchanges & Clearing, Ltd.	119,119
46,000	Hopewell Holdings, Ltd.	117,895
88,000	Hutchison Whampoa, Ltd.	790,680
115,000	Johnson Electric Holdings, Ltd.	105,316
88,000	Li & Fung, Ltd.	182,031
84,000	MTR Corp. (c)	161,447

Shares		Value (Note 1)

	Hong Kong—(Continued)
89,000	New World Development Co., Ltd.	$108,846
151,340	PCCW, Ltd. (c)	94,474
80,000	Sino Land Co. (c)	84,927
56,000	Sun Hung Kai Properties, Ltd.	550,681
38,000	Swire Pacific, Ltd.	334,579
46,500	Techtronic Industries Co., Ltd.	117,112
14,000	Television Broadcasts, Ltd.	79,397
59,000	The Wharf Holdings, Ltd.	205,919
23,500	Yue Yuen Industrial Holdings, Ltd.	71,756

		6,379,536

	Ireland—0.8%
37,253	Allied Irish Banks, Plc.	796,919
39,002	Bank of Ireland	632,306
21,425	CRH, Plc.	568,833
5,274	DCC, Plc.	105,309
15,841	Elan Corp., Plc. (b)	108,202
10,061	Grafton Group, Plc.	116,593
4,977	Iaws Group A	69,633
35,107	Independent News & Media, Plc.	108,354
11,864	Irish Life & Permanent, Plc.	207,670
6,210	Kerry Group, Plc.	153,373
5,519	Kingspan Group	65,194

		2,932,386

	Italy—3.7%
19,805	Alleanza Assicurazioni S.p.A. (c)	214,774
40,568	Assicuraziono Generali S.p.A. (c)	1,263,553
4,027	Autogrill S.p.A. (c)	52,962
11,782	Autostrade S.p.A. (c)	311,753
9,160	Banca Antonveneta S.p.A. (c)	295,990
10,160	Banca Fideuram S.p.A. (c)	48,005
140,100	Banca Intesa S.p.A. (c)	639,363
37,628	Banca Intesa S.p.A.—RNC (c)	160,502
43,131	Banca Monte dei Paschi di Siena S.p.A. (c)	151,867
69,554	Banca Nazionale del Lavoro S.p.A. (c)	239,768
15,605	Banca Popolare di Milano S.p.A.	153,572
13,495	Banche Popolari Unite S.c.ar.l. (c)	267,521
14,852	Banco Popolare di Verona e Novara S.c.ar.l.	252,955
4,887	Bulgari S.p.A. (c)	54,611
59,327	Capitalia S.p.A. (c)	330,515
35,725	Edison S.p.A. (b)	79,492
154,067	Enel S.p.A. (c)	1,339,638
107,258	Eni S.p.A. (c)	2,754,845
21,620	FIAT S.p.A. (c)	156,833
254,950	Finmeccanica S.p.A. (c)	237,394
1	Italcementi S.p.A. (c)	16
7,313	Luxottica Group S.p.A. (c)	151,295
34,780	Mediaset S.p.A. (c)	409,465
19,731	Mediobanca S.p.A. (c)	368,708
8,934	Mediolanum S.p.A. (c)	55,627
110,803	Pirelli & Co. S.p.A. (c)	115,147
12,808	Riunione Adriatica di Sicurta S.p.A. (c)	248,686
46,233	San Paolo IMI S.p.A. (c)	632,561
174,380	Seat Pagine Gialle S.p.A. (b) (c)	72,507

See accompanying notes to schedule of investments and financial statements.

MSF-259

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Italy—(Continued)
41,749	Snam Rete Gas S.p.A.	$222,927
52,360	T.E.R.N.A (c)	135,438
448,377	Telecom Italia S.p.A.	1,393,673
246,214	Telecom Italia S.p.A.-RNC (c)	637,550
189,537	UniCredito Italiano S.p.A. (c)	997,625

		14,447,138

	Japan—20.6%
3,130	Acom Co., Ltd.	200,055
3,700	Advantest Corp. (c)	271,445
27,800	AEON Co., Ltd.	423,622
1,800	Aeon Credit Service Co., Ltd.	112,358
2,475	Aiful Corp.	183,947
8,500	Aisin Seiki Co., Ltd.	183,823
28,000	Ajinomoto Co., Inc.	310,649
20,000	All Nippon Airways Co., Ltd.	60,879
8,000	Alps Electric Co., Ltd. (c)	121,971
13,000	Amada Co., Ltd.	88,010
2,600	Aoyama Trading Co., Ltd.	65,177
18,500	Asahi Breweries, Ltd.	220,777
42,000	Asahi Glass Co., Ltd.	440,424
50,000	Asahi Kasei Corp.	237,072
4,000	Bandai Co., Ltd. (c)	80,593
12,000	Bank of Kyoto (c)	101,735
3,900	Benesse Corp.	124,530
28,000	Bridgestone Corp.	536,189
31,400	Canon, Inc.	1,646,194
9,800	Casio Computer Co., Ltd.	127,721
41	Central Japan Railway Co. (c)	316,303
7,000	Chiyoda Corp.	86,014
24,900	Chubu Electric Power Co., Inc. (c)	596,901
12,900	Chugai Pharmaceutical Co., Ltd.	199,204
10,200	Citizen Watch Co., Ltd. (c)	92,028
6,800	Credit Saison Co., Ltd.	225,536
2,500	CSK Corp. (c)	97,819
27,000	Dai Nippon Printing Co., Ltd	434,242
14,000	Daicel Chemical Industries, Ltd. (c)	73,366
17,000	Daido Steel Co	76,293
11,600	Daiichi Pharmacy Co., Ltd.	256,065
10,300	Daikin Industries, Ltd. (c)	256,655
11,000	Daimaru, Inc.	97,224
23,000	Dainippon Ink & Chemicals, Inc. (c)	73,302
9,000	Dainippon Screen Manufacturing Co., Ltd.	60,435
3,400	Daito Trust Construction Co., Ltd.	127,053
20,000	Daiwa House Industry Co., Ltd.	228,242
51,000	Daiwa Securities Group, Inc. (c)	313,933
23,000	Denki Kagaku Kogyo K.K.	82,377
22,200	Denso Corp.	505,165
80	Dentsu, Inc.	197,023
16,000	Dowa Mining Co., Ltd.	105,887
145	East Japan Railway Co.	744,013
10,300	Eisai Co., Ltd.	345,286
6,000	Electric Power Development Co., Ltd. (c)	172,955
2,300	FamilyMart Co., Ltd.	65,890
7,600	Fanuc, Ltd.	482,060

Shares		Value (Note 1)

	Japan—(Continued)
2,400	Fast Retailing Co., Ltd.	$124,542
24,000	Fuji Electric Holdings Co., Ltd.	72,896
20,600	Fuji Photo Film Co., Ltd.	670,781
23,000	Fujikura, Ltd.	112,029
73,000	Fujitsu, Ltd.	380,237
1,100	Hakuhodo Dy Holdings	76,955
9,000	Hino Motors, Ltd.	51,920
1,200	Hirose Electric Co., Ltd.	131,677
3,700	Hitachi Chemical Co., Ltd	67,585
131,000	Hitachi, Ltd.	793,956
7,300	Hokkaido Electric Power Co., Inc.	149,305
60,000	Hokugin Financial Group, Inc. (c)	183,890
32,800	Honda Motor Co., Ltd.	1,614,959
4,500	Hoya Corp.	517,420
4,300	Ibiden Co (c)	112,574
18	Inpex Corp.	101,244
10,300	Isetan Co., Ltd.	128,843
69,000	Ishikawajima-Harima Heavy Industries Co., Ltd. (c)	99,766
1,200	ITO EN, Ltd.	61,578
14,800	Ito-Yokado Co., Ltd.	488,551
65,000	Itochu Corp.	326,681
1,300	JAFCO Co., Ltd. (c)	68,802
39,000	Japan Airlines System Corp.	104,977
14	Japan Real Estate Investment Corp. (REIT) (c)	118,943
9	Japan Retail Fund Investment Corp. (REIT) (c)	77,206
39	Japan Tobacco, Inc.	520,236
23,500	JFE Holding, Inc.	578,059
10,000	JGC Corp. (c)	122,612
8,400	JSR Corp. (c)	176,236
35,000	Kajima Corp. (c)	128,810
10,000	Kamigumi Co., Ltd.	76,926
11,000	Kaneka Corp.	122,973
12,000	Kansai Paint Co. (c)	77,054
23,000	Kao Corp.	542,388
73,000	Kawasaki Heavy Industries, Ltd. (b) (c)	139,598
19,000	Kawasaki Kisen Kaisha, Ltd. (c)	112,026
108	KDDI Corp.	498,750
20,000	Keihin Electric Express Railway Co., Ltd. (c)	122,353
26,000	Keio Electric Railway Co., Ltd.	140,267
1,400	Keyence Corp.	311,949
10,000	Kikkoman Corp. (c)	88,183
61,120	Kintetsu Corp. (c)	186,615
34,000	Kirin Brewery Co., Ltd. (c)	329,284
118,000	Kobe Steel, Ltd. (c)	221,909
42,000	KOMATSU, Ltd.	324,551
3,400	Konami Corp. (c)	71,440
17,500	Konica Minolta Holdings, Inc.	162,644
5,000	Koyo Seiko Co., Ltd.	66,776
43,000	Kubota Corp.	234,920
19,000	Kuraray Co., Ltd.	179,562
6,400	Kuraya Sanseido, Inc. (c)	85,305
5,500	Kurita Water Industries, Ltd.	84,687
6,600	Kyocera Corp.	503,344
16,000	Kyowa Hakko Kogyo Co., Ltd.	103,311
16,600	Kyushu Electric Power Co., Inc.	360,407

See accompanying notes to schedule of investments and financial statements.

MSF-260

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Japan—(Continued)
2,400	Lawson, Inc.	$83,708
6,600	Leopalace21 Corp. (c)	109,356
1,200	Mabuchi Motor Co., Ltd. (c)	69,086
4,000	Makita Corp. (c)	78,240
55,000	Marubeni Corp.	187,831
14,000	Marui Co., Ltd. (c)	187,656
90,000	Matsushita Electric Industrial Co., Ltd.	1,366,841
19,000	Matsushita Electric Works, Ltd.	157,863
14,000	Meiji Seika Kaisha, Ltd. (c)	68,820
64	Millea Holdings, Inc. (c)	862,692
75,157	Mitsubishi Chemical Corp. (c)	219,019
49,500	Mitsubishi Corp.	670,190
82,000	Mitsubishi Electric Corp.	432,774
47,000	Mitsubishi Estate Co., Ltd. (c)	514,784
18,000	Mitsubishi Gas & Chemical Co., Inc.	91,903
132,000	Mitsubishi Heavy Industries, Ltd.	344,590
52,000	Mitsubishi Materials Corp.	122,230
32,000	Mitsubishi Rayon Co., Ltd. (c)	132,437
9,000	Mitsubishi Securities (c)	79,293
204	Mitsubishi Tokyo Financial Group, Inc.	1,723,588
60,000	Mitsui & Co., Ltd.	565,703
24,000	Mitsui Chemicals, Inc.	140,401
32,000	Mitsui Engineering & Shipbuilding Co., Ltd. (c)	62,637
33,000	Mitsui Fudosan Co., Ltd.	369,802
30,000	Mitsui Mining & Smelting Co., Ltd.	140,290
47,000	Mitsui OSK Lines, Ltd. (c)	288,140
53,000	Mitsui Sumitomo Insurance Co., Ltd.	475,522
24,000	Mitsui Trust Holdings, Inc. (c)	245,069
18,000	Mitsukoshi, Ltd.	80,752
349	Mizuho Financial Group, Inc.	1,573,103
8,900	Murata Manufacturing Co., Ltd.	450,294
74,000	NEC Corp.	398,035
1,600	NEC Electronics Corp. (c)	71,821
22	NET One Systems Co., Ltd. (c)	56,508
13,000	NGK Insulators, Ltd.	126,230
11,000	NGK Spark Plug Co., Ltd.	126,321
2,300	Nidec Corp.	242,415
71,000	Nikko Cordial Corp.	310,586
12,000	Nikon Corp. (c)	135,301
4,000	Nintendo Co., Ltd.	417,053
13	Nippon Building Fund, Inc. (REIT) (c)	117,253
9,000	Nippon Electronic, Inc.	134,956
38,000	Nippon Express Co., Ltd.	164,460
11,000	Nippon Meat Packers, Inc.	127,604
31,500	Nippon Mining Holdings, Inc.	178,213
52,000	Nippon Oil Corp.	352,439
24,000	Nippon Sheet Glass Co., Ltd.	93,651
256,000	Nippon Steel Corp. (c)	592,591
219	Nippon Telephone & Telegraph Corp.	939,494
49	Nippon Unipac Holding	179,801
45,000	Nippon Yusen Kabushiki Kaisha	257,281
8,000	Nissan Chemical Industries, Ltd. (c)	85,701
94,600	Nissan Motor Co., Ltd. (c)	932,110
12,000	Nisshin Seifun Group, Inc.	124,082
31,000	Nisshin Steel Co., Ltd. (c)	77,451
5,000	Nissin Food Products Co., Ltd.	128,137

Shares		Value (Note 1)

	Japan—(Continued)
6,800	Nitto Denko Corp.	$387,133
4,000	NOK Corp.	111,203
76,000	Nomura Holdings, Inc.	903,206
10	Nomura Real Estate	75,939
900	Nomura Research Institute, Ltd.	89,154
18,000	NSK, Ltd.	92,166
20,000	NTN Corp.	107,117
62	NTT Data Corp. (c)	210,602
733	NTT DoCoMo, Inc.	1,078,513
28,000	Obayashi Corp.	149,600
27,000	Odakyu Electric Railway Co., Ltd. (c)	142,885
39,000	OJI Paper Co., Ltd.	203,008
20,000	Oki Electric Industry Co., Ltd.	70,162
9,000	Olympus Corp. (c)	172,011
9,000	Omron Corp.	198,461
5,000	Onward Kashiyama Co., Ltd.	63,226
2,600	Oriental Land Co., Ltd.	154,070
3,500	ORIX Corp.	523,819
84,000	Osaka Gas Co., Ltd.	264,954
6,600	Pioneer Corp. (c)	99,309
3,750	Promise Co., Ltd.	239,552
210	Rakuten, Inc. (c)	167,527
200,000	Resona Holdings, Inc. (b) (c)	371,809
27,000	Ricoh Co., Ltd. (c)	419,924
4,300	Rohm Co., Ltd.	412,915
5,000	Sanken Electric Co., Ltd. (c)	64,924
16,900	Sankyo Co., Ltd. (c)	323,731
2,800	Sankyo Co., Ltd./ Gunma	129,828
3,600	Santen Pharm Co (c)	81,773
70,000	Sanyo Electric Co., Ltd. (c)	178,240
13,000	Sapporo Holdings, Ltd. (c)	62,532
9,000	Secom Co., Ltd.	385,887
2,700	Sega Sammy Holdings, Inc.	165,037
4,100	Seiko Epson Corp.	136,359
20,000	Sekisui Chemical Co., Ltd.	137,308
21,000	Sekisui House, Ltd.	211,509
15,300	Seven-Eleven Japan Co., Ltd.	423,600
280	SFCG Co., Ltd. (c)	65,373
41,000	Sharp Corp.	638,784
900	Shimamura Co., Ltd.	75,747
4,600	Shimano, Inc.	130,620
29,000	Shimizu Corp.	134,456
15,200	Shin-Etsu Chemical Co., Ltd.	574,959
24,000	Shinko Securities	75,624
40,000	Shinsei Bank, Ltd.	214,851
15,000	Shionogi & Co., Ltd. (c)	192,706
14,000	Shiseido Co., Ltd.	176,609
52,000	Showa Denko K.K.	122,872
9,900	Showa Shell Sekiyu K.K. (c)	98,977
2,600	SMC Corp.	282,240
10,500	Softbank Corp. (c)	409,800
244	Softbank Investment Corp. (c)	81,761
36,000	Sompo Japan Insurance, Inc.	362,015
38,300	Sony Corp.	1,320,126
5,600	Stanley Electric Co., Ltd.	90,544
64,000	Sumitomo Chemical Co., Ltd.	293,235

See accompanying notes to schedule of investments and financial statements.

MSF-261

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Japan—(Continued)
44,000	Sumitomo Corp.	$350,814
31,000	Sumitomo Electric Industries, Ltd.	315,095
25,000	Sumitomo Heavy Industries, Ltd.	119,460
176,000	Sumitomo Metal Industries, Ltd.	298,387
27,000	Sumitomo Metal Mining Co., Ltd.	184,289
170	Sumitomo Mitsui Financial Group, Inc.	1,146,365
16,000	Sumitomo Realty & Development Co., Ltd.	178,409
8,000	Sumitomo Rubber (c)	81,404
2,300	Suzuken Co., Ltd.	57,964
9,750	T&D Holdings, Inc.	456,480
42,000	Taiheiyo Cement Corp.	112,113
39,000	Taisei Corp.	131,293
8,000	Taisho Pharmaceutical Co., Ltd.	155,323
12,000	Takashimaya Co., Ltd. (c)	107,057
36,700	Takeda Chemical Industries, Ltd.	1,816,158
4,610	Takefuji Corp.	311,509
11,000	Tanabe Seiyaku Co.	106,161
4,900	TDK Corp.	332,801
36,000	Teijin, Ltd. (c)	166,893
8,100	Terumo Corp.	232,876
16,000	The 77 Bank, Ltd.	98,167
23,000	The Bank of Fukuoka, Ltd. (c)	135,900
48,000	The Bank of Yokohama, Ltd.	276,012
29,000	The Chiba Bank, Ltd.	190,399
30,000	The Furukawa Electric Co., Ltd. (c)	115,710
21,000	The Gunma Bank, Ltd.	126,359
32,000	The Joyo Bank, Ltd.	156,586
32,400	The Kansai Electric Power Co., Inc.	651,363
22,000	The Nishi-Nippon Bank, Ltd.	95,469
27,000	The Shizuoka Bank, Ltd. (c)	231,244
52,000	The Sumitomo Trust & Banking Co., Ltd.	315,407
13,000	The Suruga Bank, Ltd.	105,951
48,000	The Tokyo Electric Power, Ltd.	1,146,783
6,000	THK Co., Ltd. (c)	123,557
31,000	Tobu Railway Co., Ltd.	112,293
8,000	Toho Co., Ltd. (c)	115,007
17,600	Tohoku Electric Power Co., Inc.	375,874
10,000	Tokuyama Corp. (c)	71,080
7,700	Tokyo Electron, Ltd.	404,077
101,000	Tokyo Gas Co., Ltd. (c)	377,440
5,400	Tokyo Steel Manufacturing (c)	68,061
11,000	Tokyo Tatemono Co. (c)	73,573
47,000	Tokyu Corp.	210,275
15,000	Tokyu Land Corp. (c)	70,287
12,000	TonenGeneral Sekiyu K.K. (c)	129,829
22,000	Toppan Printing Co., Ltd. (c)	232,823
58,000	Toray Industries, Inc.	274,257
128,000	Toshiba Corp.	507,679
27,000	Tosoh Corp.	111,485
10,000	Tostem Inax Holding Corp.	169,447
12,000	Toto, Ltd. (c)	94,638
8,000	Toyo Seikan Kaisha, Ltd.	126,059
27,000	Toyobo Co., Ltd.	62,806
8,100	Toyota Industries Corp.	220,073
119,000	Toyota Motor Corp.	4,258,376

Shares		Value (Note 1)

	Japan—(Continued)
7,000	Toyota Tsusho Corp.	$113,719
4,000	Trend Micro, Inc. (c)	141,502
39,000	Ube Industries, Ltd.	78,985
162	UFJ Holdings, Inc.	840,668
2,400	Uni-Charm Corp.	96,490
6,000	UNY Co., Ltd.	67,961
4,000	Ushio, Inc.	70,938
1,070	USS Co., Ltd. (c)	68,452
5,000	Wacoal Corp. (c)	63,486
67	West Japan Railway Co.	230,068
84	Yahoo! Japan Corp. (c)	175,614
7,000	Yakult Honsha Co., Ltd. (c)	125,997
3,500	Yamada Denki Co., Ltd. (c)	200,447
8,100	Yamaha Corp.	125,984
7,100	Yamaha Motor Co., Ltd. (c)	129,352
22,100	Yamanouchi Pharmaceutical Co., Ltd.	754,873
17,000	Yamato Transport Co., Ltd.	235,199
8,100	Yokogawa Electric Corp.	99,801
8,000	Zeon Corp.	69,104

		79,957,171

	Luxembourg—0.1%
21,184	Arcelor S.A. (c)	413,606
16,200	Stolt Offshore Co.	146,548

		560,154

	Netherlands—4.7%
72,152	ABN AMRO Holdings NV	1,772,408
60,074	Aegon NV	774,772
11,384	Akzo Nobel NV (c)	446,962
19,715	ASML Holding NV (b)	308,316
2,452	Corio NV	136,514
3,147	DSM NV	214,985
9,835	European Aeronautic Defense & Space Co. (c)	312,214
5,253	Getronics NV	61,901
9,685	Heineken NV	298,496
1,921	IHC Caland NV	131,554
77,185	ING Groep NV	2,172,382
64,989	Koninklijke Ahold NV	532,721
87,586	Koninklijke KPN NV	733,905
6,912	Koninklijke Numico NV (b)	275,773
54,260	Koninklijke Philips Electronics NV	1,365,000
1,866	Randstad Holding NV	64,242
27,759	Reed Elsevier NV	385,927
1,821	Rodamco Europe NV	149,138
85,724	Royal Dutch Petroleum Co.	5,581,465
16,753	TPG NV	424,376
23,558	Unilever NV	1,525,691
6,643	Vedior NV	93,448
9,318	VNU NV	259,205
1,209	Wereldhave NV	128,951
11,043	Wolters Kluwer NV	210,705

		18,361,051

See accompanying notes to schedule of investments and financial statements.

MSF-262

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	New Zealand—0.2%
86,597	Auckland International Airport, Ltd.	$143,821
25,913	Contact Energy, Ltd.	138,742
32,933	Fletcher Building, Ltd.	157,822
94,584	Telecom Corp. of New Zealand, Ltd. (c)	395,098

		835,483

	Norway—0.7%
28,330	DnB NOR ASA (c)	293,777
2,700	Frontline, Ltd. (c)	106,602
6,200	Norsk Hydro ASA (c)	566,434
5,300	Norske Skogindustrier ASA (c)	86,805
8,650	Orkla ASA (c)	317,389
28,600	Statoil ASA (c)	580,956
11,400	Storebrand ASA (c)	106,613
6,500	Tandberg ASA (c)	69,388
40,300	Telenor ASA (c)	319,791
10,000	Yara International ASA (b) (c)	158,076

		2,605,831

	Portugal—0.3%
90,981	Banco Comercial Portugues S.A.	232,870
5,453	Banco Espirito Santo S.A.	84,973
14,724	Brisa-Auto Estradas de Portugal S.A. (c)	115,592
93,497	Energias de Portugal S.A.	235,267
36,975	Portugal Telecom, SGPS, S.A. (c)	352,417
47,310	Sonae S.A. (c)	65,199

		1,086,318

	Singapore—0.8%
66,000	Capitaland, Ltd. (c)	92,938
27,000	City Developments, Ltd.	119,539
108,000	ComfortDelGro Corp., Ltd.	107,808
52,978	DBS Group Holdings, Inc.	447,895
10,400	Fraser & Neave, Ltd.	96,501
29,000	Keppel Corp., Ltd. (c)	214,346
47,440	Oversea-Chinese Banking Corp. (c)	325,873
34,000	Singapore Airlines, Ltd.	225,410
93,250	Singapore Press Holdings, Ltd.	237,515
76,000	Singapore Technologies Engineering, Ltd.	108,882
315,650	Singapore Telecommunications, Ltd.	518,536
55,392	United Overseas Bank, Ltd.	465,644
5,540	United Overseas Land, Ltd.	7,480
13,000	Venture Corp., Ltd.	122,987

		3,091,354

	Spain—3.8%
9,909	Abertis Infraestructuras S.A. (c)	251,829
1,601	Acciona S.A. (c)	158,371
7,712	Acerinox S.A. (c)	104,796
10,808	ACS, Actividades de Construccion & Servicios S.A. (c)	301,561
11,165	Altadis S.A.	466,878
11,968	Amadeus Global Travel Distribution S.A.	104,759
3,400	Antena 3 TV	67,939
3,741	Azucarera Ebro SA (c)	66,399

Shares		Value (Note 1)

	Spain—(Continued)
140,370	Banco Bilbao Vizcaya Argentaria S.A.	$2,160,691
34,875	Banco Popular Esp. (c)	420,751
244,680	Banco Santander Central Hispano S.A. (c)	2,826,431
8,063	Cintra Conces, Plc. (c)	94,430
4,847	Corporacion Mapfre S.A.	72,291
39,972	Endesa S.A. (c)	935,906
1,837	Fomento de Construcciones & Contratas S.A. (c)	103,208
4,490	Gamesa Corporacion Tecnologica S.A. (c)	60,714
7,562	Gas Natural SDG S.A. (c)	222,328
2,605	Grupo Ferrovial S.A. (c)	167,410
33,697	Iberdrola S.A. (c)	886,414
15,771	Iberia Lineas Aereas de Espana S.A. (c)	45,068
7,404	Indra Sistemas S.A. (c)	146,286
9,525	Industria de Diseno Textil S.A.	244,721
1,359	Inmobilia Colonial	72,238
2,474	Metrovacesa S.A.	13,418
2,474	Metrovacesa S.A. (c)	145,781
3,071	Promotora de Informaciones S.A.	59,373
38,238	Repsol YPF S.A. (c)	973,719
3,741	Sacyr Vallehermoso S.A. (c)	88,182
1,552	Sogecable S.A. (b) (c)	55,057
7,177	Telefonica Publica de Informacion S.A. (c)	62,563
190,383	Telefonica S.A.	3,109,806
8,796	Union Fenosa S.A. (c)	267,420

		14,756,738

	Sweden—2.3%
4,300	Alfa Laval AB (c)	62,085
15,700	Assa Abloy AB (Series B) (c)	201,487
14,700	Atlas Copco AB (Series A) (c)	232,502
10,200	Atlas Copco AB (Series B) (c)	146,414
2,200	Castellum AB (c)	89,544
12,000	Electrolux AB (c)	255,185
10,300	Eniro AB	116,965
10,800	Gambro AB (Class A)	144,181
9,500	Getinge AB (Class B) (c)	129,370
20,550	Hennes & Mauritz AB (Series B) (c)	721,891
2,500	Holmen AB (Series B) (c)	67,431
2,450	Modern Times Group AB (Class B) (b)	74,869
90,662	Nordea Bank AB (c)	822,046
9,350	Sandvik AB (c)	346,013
4,300	Scania AB (Series B) (c)	158,162
13,000	Securitas AB (c)	216,472
44,300	Skandia Insurance Co., Ltd. (c)	243,132
19,700	Skandinaviska Enskilda Banken AB (c)	326,821
15,200	Skanska AB	187,391
18,000	SKF AB (c)	183,569
8,200	Svenska Cellulosa AB (c)	262,116
22,600	Svenska Handelsbanken AB (c)	460,708
14,600	Swedish Match AB (c)	165,508
18,100	Tele2 AB (c)	169,626
613,800	Telefonaktiebolaget LM Ericsson (Class B)	1,961,630
86,764	TeliaSonera AB	414,086
4,500	Volvo AB (c)	176,898

See accompanying notes to schedule of investments and financial statements.

MSF-263

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Sweden—(Continued)
9,300	Volvo AB (Series B)	$377,535
4,100	Wihlborgs Fastighe	89,156

		8,802,793

	Switzerland—6.4%
82,172	ABB, Ltd. (b)	535,602
5,399	Adecco S.A. (c)	245,172
2,554	Ciba Specialty Chemicals AG	148,347
8,566	Clariant AG	113,398
22,334	Compagnie Financière Richemont AG	748,857
50,364	Credit Suisse Group (c)	1,976,547
184	Geberit AG	117,607
267	Givaudan AG (c)	155,125
7,740	Holcim, Ltd.	469,714
4,790	Logitech International S.A. (c)	154,046
1,509	Lonza Group AG (c)	83,345
16,617	Nestle S.A. (c)	4,247,996
917	Nobel Biocare Holding AG	185,644
97,201	Novartis AG	4,618,192
1,750	Phonak Holding AG	65,455
1,740	Psp Swiss Property	75,493
29,092	Roche Holding AG	3,669,922
303	Serono S.A. (Class B)	193,704
176	SGS S.A. (c)	120,540
295	SIG Holding AG	66,662
318	Straumann Holding AG	66,179
153	Sulzer AG	62,999
3,574	Swatch Group AG (c)	101,964
1,638	Swatch Group AG (Class B) (c)	229,586
13,492	Swiss Reinsurance Co. (c)	827,175
1,060	Swisscom AG	345,283
4,377	Syngenta AG	448,460
1,887	Synthes, Inc. (b)	206,851
44,277	UBS AG	3,446,863
5,998	Zurich Financial Services AG	1,030,431

		24,757,159

	United Kingdom—23.7%
24,124	3i Group, Plc.	292,330
38,895	Aegis Group, Plc.	69,035
9,863	Alliance Unichem, Plc.	149,853
19,748	AMEC, Plc.	116,384
28,888	Amvescap, Plc.	171,428
58,460	Anglo American, Plc.	1,372,612
54,960	ARM Holdings, Plc.	111,103
7,903	Arriva, Plc.	77,027
14,900	Associated British Portfolios Holdings, Plc.	130,964
67,934	AstraZeneca, Plc.	2,808,424
97,559	Aviva, Plc.	1,083,579
43,274	BAA, Plc.	480,037
131,197	BAE Systems, Plc.	671,889
23,744	Balfour Beatty, Plc.	140,466
270,308	Barclays, Plc.	2,683,216
11,202	Barratt Developments, Plc.	143,576
25,670	BBA Group, Plc.	141,741

Shares		Value (Note 1)

	United Kingdom—(Continued)
4,518	Bellway, Plc.	$69,688
4,020	Berkeley Group Holdings	65,718
149,645	BG Group, Plc.	1,226,888
104,116	BHP Billiton, Plc.	1,335,985
22,444	BOC Group, Plc.	402,441
30,061	Boots Group, Plc.	327,306
5,148	Bovis Homes Group	65,452
885,629	BP, Plc.	9,213,249
23,580	BPB, Plc.	222,769
29,427	Brambles Industries, Plc.	160,638
8,490	Britannic Group	77,383
21,657	British Airways, Plc.	101,857
67,985	British America Tobacco, Plc.	1,313,735
20,958	British Land Co., Plc.	328,541
50,886	British Sky Broadcasting Group, Plc.	479,757
11,049	Brixton, Plc.	70,372
359,504	BT Group, Plc.	1,475,801
17,535	Bunzl, Plc.	163,815
91,319	Cable & Wireless, Plc.	242,967
86,840	Cadbury Schweppes, Plc.	827,009
31,881	Capita Group, Plc.	209,518
6,828	Carnival, Plc.	387,954
11,534	Cattles, Plc.	63,530
162,561	Centrica, Plc.	674,158
5,056	Close Brothers Group, Plc.	66,639
4,504	Cobham, Plc.	114,200
87,101	Compass Group, Plc.	365,553
232,233	Corus Group, Plc.	173,188
11,302	Daily Mail & General Trust, Plc.	132,819
123,146	Diageo, Plc.	1,810,304
76,665	Dixons Group, Plc.	215,079
16,808	Electrocomponents, Plc.	72,142
9,884	EMAP, Plc. (c)	137,431
31,155	EMI Group, Plc.	141,189
16,706	Enterprise Inns, Plc.	248,952
11,771	Exel, Plc.	178,284
11,273	Filtrona, Plc.	49,099
19,553	First Choice Holidays	66,771
14,542	FirstGroup, Plc.	85,552
74,684	Friends Provident, Plc.	243,069
27,285	Gallaher Group	405,017
20,896	George Wimpey, Plc.	163,971
27,152	GKN, Plc.	125,010
241,690	GlaxoSmithKline, Plc.	5,833,845
42,313	Group for Securicor, Inc.	110,979
42,656	GUS, Plc.	670,867
13,769	Hammerson, Plc.	218,726
29,016	Hanson, Plc.	278,108
70,144	Hays, Plc.	162,157
161,434	HBOS, Plc.	2,485,363
72,907	Hilton Group, Plc.	372,580
15,577	HMV Group, Plc.	65,769
462,401	HSBC Holdings, Plc.	7,372,841
18,682	ICAP, Plc.	99,206
19,184	IMI, Plc.	142,896
46,384	Imperial Chemical Industries, Plc.	210,490

See accompanying notes to schedule of investments and financial statements.

MSF-264

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	United Kingdom—(Continued)
30,566	Imperial Tobacco Group, Plc.	$821,229
3,038	Inchcape, Plc.	111,681
18,419	Intercontinental Hotels	231,804
58,118	International Power, Plc. (b)	214,474
6,257	Intertek Group, Plc.	78,426
9,426	Isoft Group	70,682
8,551	Johnson Matthey, Plc.	163,205
14,457	Kelda Group, Plc.	180,615
27,443	Kesa Electricals, Plc.	136,896
100,939	Kingfisher, Plc.	442,651
20,412	Land Securities Group, Plc.	507,347
280,862	Legal & General Group, Plc.	577,207
9,441	Liberty International, Plc.	163,705
230,365	Lloyds TSB Group, Plc.	1,948,027
27,743	LogicaCMG, Plc.	86,087
10,312	London Stock Exchange, Plc.	90,751
13,407	Man Group, Plc.	346,582
72,166	Marks & Spencer Group, Plc.	464,880
22,314	Meggitt, Plc.	112,830
21,309	Misys, Plc.	90,422
19,201	Mitchells & Butlers, Plc.	114,498
5,547	National Express Group, Plc.	90,056
130,136	National Grid Transco, Plc.	1,258,940
10,683	Next, Plc.	287,844
32,448	Pearson, Plc.	380,811
11,884	Persimmon, Plc.	166,077
35,779	Pilkington, Plc.	76,534
9,416	Provident Financial, Plc.	121,174
101,293	Prudential, Plc.	896,102
10,056	Punch Taverns, Plc.	131,625
33,378	Rank Group, Plc.	160,255
25,092	Reckitt Benckiser, Plc.	737,557
55,180	Reed Elsevier, Plc.	527,045
76,753	Rentokil Initial, Plc.	218,626
57,933	Reuters Group, Plc.	408,545
21,234	Rexam, Plc.	182,762
43,991	Rio Tinto, Plc.	1,339,921
70,620	Rolls-Royce Group, Plc.	362,220
2,980,400	Rolls-Royce Group, Plc. (Class B)	5,342
111,169	Royal & Sun Alliance Insurance Group, Plc.	166,435
132,374	Royal Bank of Scotland Group, Plc.	3,987,968
38,439	SABMiller, Plc.	598,346
61,607	Sage Group, Ltd.	246,040
61,769	Sainsbury Co.	314,867
4,373	Schroders, Plc.	59,164
31,697	Scottish & Newcastle, Plc.	262,473
36,716	Scottish & Southern Energy, Plc.	664,152
79,445	Scottish Power, Plc.	704,118
26,863	Serco Group, Plc.	122,355
13,704	Severn Trent, Plc. (c)	249,129
397,394	Shell Transport & Trading Co., Plc.	3,851,258
90,531	Signet Group, Plc.	175,859
15,709	Slough Estates, Plc.	146,282
37,819	Smith & Nephew, Plc.	372,395
25,283	Smiths Group, Plc.	415,958
29,429	Stagecoach Group, Plc.	62,044
20,205	Tate & Lyle, Plc.	172,321

Shares		Value (Note 1)

	United Kingdom—(Continued)
21,488	Taylor Woodrow, Plc.	$129,657
318,859	Tesco, Plc.	1,816,960
6,929	The Davis Service Group, Plc.	56,270
37,487	The Peninsular & Oriental Steam Navigation Co.	212,656
11,100	TI Automotive, Ltd. (b) (i)	0
30,300	Tomkins, Plc.	141,305
4,822	Travis Perkins	149,870
11,804	Trinity Mirror, Plc.	130,208
116,827	Unilever, Plc.	1,123,318
21,916	United Utilities, Plc.	258,583
13,082	United Utilities, Plc. (Class A)	77,417
10,473	Utd Business Media	92,756
2,680,381	Vodafone Group, Plc.	6,515,784
10,230	Whitbread	174,176
16,542	William Hill, Plc.	159,238
25,957	Wolseley, Plc.	543,915
48,155	WPP Group, Plc.	494,201
27,933	Yell Group, Plc.	212,471

		92,133,675

	United States—4.8%
359,500	iShares MSCI EAFE Index Fund (c)	18,834,205

	Total Common Stocks (Identified Cost $328,859,748)	385,850,586

Preferred Stocks—0.3%

	Germany—0.2%
924	Fresenius Medical Care AG (c)	64,391
2,804	Henkel KGAA (c)	250,830
311	Porsche AG	233,239
2,809	ProSieben SAT, I Media AG	48,241
1,372	RWE AG	78,619
3,898	Volkswagen AG	138,073

		813,393

	Switzerland—0.1%
194	Schindler Holding AG	69,947

	Total Preferred Stocks (Identified Cost $621,907)	883,340

Rights—0.0%

	Italy—0.0%
7,131	FinecoGroup S.p.A.	63,691

	Singapore—0.0%
9,488	Oversea-Chinese Banking Corp.	36,551

	Spain—0.0%
3,741	Sacyr Vallehersmoso S.A.	2,763

	Total Rights (Identified Cost $96,704)	103,005

See accompanying notes to schedule of investments and financial statements.

MSF-265

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Short Term Investments—0.6%

Face Amount		Value (Note 1)

	United States—0.6%
$2,400,000	Federal Home Loan Bank 2.500%, 07/01/05	$2,400,000

	Total Short Term Investments (Identified Cost $2,400,000)	2,400,000

	Total Investments—100.1% (Identified Cost $331,978,359) (a)	389,236,931
	Other assets less liabilities	(233,037)

	Total Net Assets—100%	$389,003,894

Ten Largest Industries June 30, 2005	Percentage of Total Net Assets
Commercial Banks	14.8%
Oil, Gas & Consumable Fuels	8.4%
Pharmaceuticals	7.0%
Investment Company	4.8%
Diversified Telecommunication Services	4.3%
Insurance	3.9%
Electric Utilities	3.3%
Metals & Mining	2.9%
Food Products	2.8%
Automobiles	2.7%

See accompanying notes to schedule of investments and financial statements.

MSF-266

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$389,236,931
Cash		20,011
Foreign cash at value (Identified cost $469,005 )		463,056
Collateral for securities loaned		78,136,702
Receivable for:
Securities sold		137,981
Fund shares sold		793,638
Dividends and interest		770,394
Foreign taxes		86,705

Total Assets		469,645,418
Liabilities
Payable for:
Fund shares redeemed	$134,900
Securities purchased	2,002,987
Withholding taxes	76,975
Return of collateral for securities loaned	78,136,702
Accrued expenses:
Management fees	92,205
Service and distribution fees	29,199
Other expenses	168,556

Total Liabilities		80,641,524

Net Assets		$389,003,894

Net assets consist of:
Capital paid in		$333,974,870
Undistributed net investment income		4,671,025
Accumulated net realized losses		(6,884,677)
Unrealized appreciation (depreciation) on investments and foreign currency transactions		57,242,676

Net Assets		$389,003,894

Computation of offering price:
Class A
Net asset value and redemption price per share ($215,603,710 divided by 19,176,198 shares outstanding)		$11.24

Class B
Net asset value and redemption price per share ($104,158,281 divided by 9,386,721 shares outstanding)		$11.10

Class E
Net asset value and redemption price per share ($69,241,903 divided by 6,179,914 shares outstanding)		$11.20

Identified cost of investments		$331,978,359

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$6,449,282 (a)
Interest		191,437 (b)

		6,640,719
Expenses
Management fees	$551,680
Service and distribution fees—Class B	108,184
Service and distribution fees—Class E	52,561
Directors’ fees and expenses	10,290
Custodian	340,656
Audit and tax services	7,200
Legal	6,823
Printing	40,774
Insurance	3,284
Miscellaneous	2,309

Total expenses before reductions	1,123,761
Management fee waiver	(4,423)	1,119,338

Net Investment Income		5,521,381

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	595,984
Foreign currency transactions—net	(104,335)	491,649

Unrealized appreciation (depreciation) on:
Investments—net	(12,465,629)
Foreign currency transactions—net	(28,434)	(12,494,063)

Net gain (loss)		(12,002,414)

Net Increase (Decrease) in Net Assets From Operations		$(6,481,033)

(a)	Net of foreign taxes of $871,908.
(b)	Includes income on securities loaned of $171,416.

See accompanying notes to financial statements.

MSF-267

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$5,521,381	$5,797,997
Net realized gain	491,649	1,227,354
Unrealized appreciation (depreciation)	(12,494,063)	50,156,469

Increase (decrease) in net assets from operations	(6,481,033)	57,181,820

From Distributions to Shareholders
Net investment income
Class A	(3,703,883)	(1,416,519)
Class B	(1,426,757)	(198,859)
Class E	(1,116,278)	(509,994)

Total distributions	(6,246,918)	(2,125,372)

Increase (decrease) in net assets from capital share transactions	44,541,856	43,096,448

Total increase (decrease) in net assets	31,813,905	98,152,896

Net Assets
Beginning of the period	357,189,989	259,037,093

End of the period	$389,003,894	$357,189,989

Undistributed (Overdistributed) Net Investment Income
End of the period	$4,671,025	$5,396,562

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,586,139	$29,620,404	5,084,867	$51,552,442
Reinvestments	331,295	3,703,883	139,972	1,416,519
Redemptions	(1,782,024)	(20,453,082)	(5,223,467)	(53,787,230)

Net increase (decrease)	1,135,410	$12,871,205	1,372	$(818,269)

Class B
Sales	3,400,597	$38,395,313	4,436,365	$45,124,724
Reinvestments	129,235	1,426,757	19,886	198,859
Redemptions	(561,217)	(6,350,114)	(923,799)	(9,445,172)

Net increase (decrease)	2,968,615	$33,471,956	3,532,452	$35,878,411

Class E
Sales	534,211	$6,122,403	3,735,161	$37,694,618
Reinvestments	100,204	1,116,278	50,545	509,994
Redemptions	(789,795)	(9,039,986)	(3,004,659)	(30,168,306)

Net increase (decrease)	(155,380)	$(1,801,305)	781,047	$8,036,306

Increase (decrease) derived from capital share transactions	3,948,645	$44,541,856	4,314,871	$43,096,448

See accompanying notes to financial statements.

MSF-268

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.64		$9.80	$7.26	$8.75	$11.22	$13.34

Income From Investment Operations
Net investment income	0.16		0.21	0.14	0.10	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.36)		1.70	2.54	(1.55)	(2.52)	(2.00)

Total from investment operations	(0.20)		1.91	2.68	(1.45)	(2.43)	(1.93)

Less Distributions
Distributions from net investment income	(0.20)		(0.07)	(0.14)	(0.04)	(0.03)	(0.11)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)	(0.08)

Total distributions	(0.20)		(0.07)	(0.14)	(0.04)	(0.04)	(0.19)

Net Asset Value, End of Period	$11.24		$11.64	$9.80	$7.26	$8.75	$11.22

Total Return (%)	(1.7	)(b)	19.6	37.6	(16.6)	(21.7)	(14.5)
Ratio of operating expenses to average net assets (%)	0.52	(c)	0.59	0.71	0.73	0.70	0.58
Ratio of net investment income to average net assets (%)	3.07	(c)	2.01	1.85	1.43	1.00	0.76
Portfolio turnover rate (%)	23	(c)	38	43	23	9	10
Net assets, end of period (000)	$215,604		$210,034	$176,835	$112,325	$112,775	$100,950
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	0.79	0.82	0.78

	Class B
	Six months ended June 30, 2005		Year ended December 31,			January 2, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$11.48		$9.68	$7.18	$8.66	$11.12

Income From Investment Operations
Net investment income	0.13		0.12	0.11	0.06	0.04
Net realized and unrealized gain (loss) on investments	(0.33)		1.74	2.51	(1.50)	(2.46)

Total from investment operations	(0.20)		1.86	2.62	(1.44)	(2.42)

Less Distributions
Distributions from net investment income	(0.18)		(0.06)	(0.12)	(0.04)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.01)

Total distributions	(0.18)		(0.06)	(0.12)	(0.04)	(0.04)

Net Asset Value, End of Period	$11.10		$11.48	$9.68	$7.18	$8.66

Total Return (%)	(1.9	)(b)	19.3	37.2	(16.8)	(21.8	)(b)
Ratio of operating expenses to average net assets (%)	0.77	(c)	0.84	0.96	0.98	0.95	(c)
Ratio of net investment income to average net assets (%)	2.92	(c)	1.60	1.45	1.11	0.46	(c)
Portfolio turnover rate (%)	23	(c)	38	43	23	9
Net assets, end of period (000)	$104,158		$73,707	$27,933	$9,654	$4,099
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	1.04	1.07	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-269

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$11.59		$9.77	$7.25	$8.74	$10.43

Income From Investment Operations
Net investment income	0.17		0.19	0.13	0.06	0.00
Net realized and unrealized gain (loss) on investments	(0.38)		1.70	2.52	(1.51)	(1.69)

Total from investment operations	(0.21)		1.89	2.65	(1.45)	(1.69)

Less Distributions
Distributions from net investment income	(0.18)		(0.07)	(0.13)	(0.04)	0.00

Total distributions	(0.18)		(0.07)	(0.13)	(0.04)	0.00

Net Asset Value, End of Period	$11.20		$11.59	$9.77	$7.25	$8.74

Total Return (%)	(1.8	)(b)	19.4	37.3	(16.7)	(16.2	)(b)
Ratio of operating expenses to average net assets (%)	0.67	(c)	0.74	0.86	0.88	0.85	(c)
Ratio of net investment income to average net assets (%)	2.90	(c)	1.91	1.42	1.02	0.00	(c)
Portfolio turnover rate (%)	23	(c)	38	43	23	9
Net assets, end of period (000)	$69,242		$73,449	$54,269	$9,838	$61
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	0.94	0.97	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-270

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—94.5% of Total Net Assets

Shares		Value (Note 1)

	Australia—0.6%
33,422	Australia & New Zealand Banking Group, Ltd.	$551,520
315,087	Macquarie Airports	856,805

		1,408,325

	Bermuda—0.4%
8,900	Everest Re Group, Ltd.	827,700

	Brazil—1.0%
67,200	Empresa Brasileira de Aeronautica S.A. (ADR)	2,222,304

	Canada—2.7%
50,000	EnCana Corp.	1,971,527
72,200	Husky Energy, Inc.	2,870,446
26,200	Manulife Financial Corp.	1,250,683

		6,092,656

	Cayman Island—3.6%
45,500	ACE, Ltd.	2,040,675
63,100	GlobalSantaFe Corp.	2,574,480
64,500	Transocean, Inc. (b)	3,481,065

		8,096,220

	Finland—0.3%
44,600	Fortum Oyj	715,028

	France—6.9%
12,480	Essilor International S.A.	849,919
64,112	France Telecom S.A.	1,862,109
34,899	JC Decaux S.A. (b)	883,075
33,781	LVMH Moet Hennessy Louis Vuitton S.A.	2,600,333
49,272	Sanofi-Aventis	4,032,829
20,031	Société Générale	2,028,502
49,120	Technip S.A.	2,283,337
4,102	Total S.A.	960,376

		15,500,480

	Germany—3.4%
19,232	Allianz AG	2,200,884
31,874	Bayerishe Hypo-und Vereinsbank AG (b)	828,766
14,693	SAP AG	2,551,523
27,892	Siemens AG	2,027,179

		7,608,352

	Hong Kong—1.6%
561,000	Hong Kong & China Gas Co., Ltd.	1,141,440
99,000	Hutchison Whampoa, Ltd.	889,647
301,000	Television Broadcasts, Ltd.	1,707,289

		3,738,376

	India—0.8%
85,200	ICICI Bank, Ltd. (ADR)	1,861,620

	Ireland—0.6%
108,523	Anglo Irish Bank Corp., Plc.	1,341,943

Shares		Value (Note 1)

	Italy—0.4%
37,970	Eni S.p.A.	$974,588

	Japan—8.3%
14,800	Canon, Inc.	775,213
53,700	Chugai Pharmaceutical Co., Ltd.	828,495
34,100	Credit Saison Co., Ltd.	1,129,979
10,600	Hoya Corp.	1,217,713
34,000	JGC Corp.	416,506
603	KDDI Corp.	2,782,180
4,700	Keyence Corp.	1,046,313
15,600	Murata Manufacturing Co., Ltd.	788,567
5,500	Nidec Corp.	579,165
84,000	Nikon Corp.	946,252
10,300	Omron Corp.	226,923
424,000	Resona Holdings, Inc. (b)	787,525
89,000	Shionogi & Co., Ltd.	1,142,360
51,130	Shiseido Co., Ltd.	644,421
62,647	Sony Corp.	2,157,373
8,000	Square Enix Co., Ltd.	243,725
47,100	Toyota Motor Corp.	1,683,938
24,000	Trend Micro, Inc.	848,248
228	Yahoo! Japan Corp.	476,237

		18,721,133

	Mexico—1.9%
7,940	Companhia de Bebidas das Americas (ADR)	202,152
203,900	Fomento Economico Mexicano S.A. de C.V.	1,215,356
276,900	Grupo Modelo S.A. de C.V.	863,666
32,700	Grupo Televisa S.A. (ADR) (b)	2,030,343

		4,311,517

	Netherlands—2.1%
73,787	European Aeronautic Defense & Space Co.	2,340,838
96,308	Koninklijke Philips Electronics NV	2,421,186

		4,762,024

	Norway—0.5%
99,900	Tandberg ASA	1,066,043

	Panama—0.4%
17,900	Carnival Corp.	976,445

	Portugal—0.3%
249,977	Energias de Portugal S.A.	628,603

	Singapore—0.5%
415,000	Singapore Press Holdings, Ltd.	1,057,195

	South Korea—2.5%
24,440	Hyundai Heavy Industries Co., Ltd.	1,222,370
4,432	Samsung Electronics Co., Ltd.	2,101,880
109,900	SK Telecom Co., Ltd. (ADR)	2,241,960

		5,566,210

See accompanying notes to schedule of investments and financial statements.

MSF-271

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Spain—0.2%
21,400	Industria de Diseno Textil S.A.	$549,457

	Sweden—5.2%
127,300	Hennes & Mauritz AB (Series B)	4,474,468
56,000	Investor AB	757,579
2,035,800	Telefonaktiebolaget LM Ericsson (Class B)	6,509,962

		11,742,009

	Switzerland—2.3%
26,746	Credit Suisse Group	1,048,344
28,101	Novartis AG	1,333,463
21,963	Roche Holding AG	2,767,151

		5,148,958

	Taiwan—0.8%
1,073,097	Taiwan Semiconductor Manufacturing Co., Ltd.	1,856,012

	United Kingdom—14.3%
81,978	3i Group, Plc.	993,562
28,600	BP, Plc. (ADR)	1,784,068
231,011	Cadbury Schweppes, Plc.	2,200,372
534,674	Dixons Group, Plc.	1,500,251
34,670	GUS, Plc.	545,360
140,000	HSBC Holdings, Plc.	2,237,651
120,182	Pearson, Plc.	1,410,697
178,679	Prudential, Plc.	1,580,975
140,934	Reckitt Benckiser, Plc.	4,143,328
100,891	Reed Elsevier, Plc.	963,810
129,525	Royal Bank of Scotland Group, Plc.	3,902,795
282,264	RT Group, Plc. (f) (i)	0
196,281	Smith & Nephew, Plc.	1,933,060
177,622	The Peninsular & Oriental Steam Navigation Co.	1,007,782
2,970,932	Vodafone Group, Plc.	7,223,307
75,535	WPP Group, Plc.	775,324

		32,202,342

	United States—32.9%
134,600	Advanced Micro Devices, Inc. (b)	2,333,964
29,400	Affymetrix, Inc. (b)	1,585,542
29,400	Altera Corp. (b)	582,708
9,300	Altria Group, Inc.	601,338
20,000	Amazon.com, Inc. (b)	661,600
41,200	American Express Co.	2,193,076
32,100	Amgen, Inc. (b)	1,940,766
34,900	Applera Corp.—Applied Biosystems Group	686,483
510	Berkshire Hathaway, Inc. (Class B) (b)	1,419,585
23,100	Burlington Resources, Inc.	1,276,044
62,600	Cadence Design Systems, Inc. (b)	855,116
32,900	Chevron Corp.	1,839,768
57,000	Circuit City Stores, Inc.	985,530
64,600	Cisco Systems, Inc. (b)	1,234,506
14,400	Citigroup, Inc.	665,712
42,100	Coach, Inc. (b)	1,413,297
158,900	Corning, Inc. (b)	2,640,918

Shares		Value (Note 1)

	United States—(Continued)
19,000	Cree, Inc. (b)	$483,930
81,300	eBay, Inc. (b)	2,683,713
5,900	Electronic Arts, Inc. (b)	333,999
11,200	Eli Lilly & Co.	623,952
23,000	Express Scripts, Inc. (b)	1,149,540
18,300	Eyetech Pharmaceuticals, Inc. (b)	231,312
18,300	Genentech, Inc. (b)	1,469,124
17,600	Genzyme Corp. (b)	1,057,584
49,200	Gilead Sciences, Inc. (b)	2,164,308
21,100	Human Genome Sciences, Inc. (b)	244,338
37,100	IMS Health, Inc.	918,967
23,800	International Business Machines Corp.	1,765,960
53,200	International Game Technology	1,497,580
12,800	International Rectifier Corp. (b)	610,816
20,600	Intuit, Inc. (b)	929,266
54,200	JPMorgan Chase & Co.	1,914,344
30,100	Juniper Networks, Inc. (b)	757,918
16,700	Lockheed Martin Corp.	1,083,329
54,200	MBNA Corp.	1,417,872
10,400	Medtronic, Inc.	538,616
90,800	Microsoft Corp.	2,255,472
20,600	Millennium Pharmaceuticals, Inc. (b)	190,962
49,600	Morgan Stanley	2,602,512
77,600	National Semiconductor Corp.	1,709,528
17,900	Nektar Therapeutics (b)	301,436
48,600	Northern Trust Corp.	2,215,674
17,600	Northrop Grumman Corp.	972,400
189,600	Novell, Inc. (b)	1,175,520
46,700	Pfizer, Inc.	1,287,986
48,600	QUALCOMM, Inc.	1,604,286
38,400	Quest Diagnostics, Inc.	2,045,568
41,000	Raytheon Co.	1,603,920
11,100	Silicon Laboratories, Inc. (b)	290,931
515,800	Sirius Satellite Radio, Inc. (b)	3,342,384
23,800	Starbucks Corp. (b)	1,229,508
247,000	Sun Microsystems, Inc. (b)	921,310
19,700	The Boeing Co.	1,300,200
62,500	The Charles Schwab Corp.	705,000
37,200	The Gap, Inc.	734,700
36,400	The Gillette Co.	1,842,932
17,000	Tiffany & Co.	556,920
12,100	Wyeth	538,450

		74,220,020

	Total Common Stocks (Identified Cost $204,977,802)	213,195,560

Preferred Stocks—1.1%

	Germany—0.5%
1,627	Porsche AG	1,219,386

	Mexico—0.6%
39,700	Companhia de Bebidas das Americas (ADR)	1,226,730

	Total Preferred Stocks (Identified Cost $1,996,376)	2,446,116

See accompanying notes to schedule of investments and financial statements.

MSF-272

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

Schedule of Investments as of June 30, 2005 (Unaudited)

Short Term Investments—2.0%

Face Amount		Value (Note 1)

	United States—2.0%
$4,673,000	State Street Corp. Repurchase Agreement dated 06/30/05 at 2.650% to be repurchased at $4,673,344 on 07/01/05, collateralized by $4,775,000 U.S. Treasury Note 3.625% due 06/30/07 with a value of $4,769,031.	$4,673,000

	Total Short Term Investments (Identified Cost $4,673,000)	4,673,000

	Total Investments—97.6% (Identified Cost $211,647,178) (a)	220,314,676
	Other assets less liabilities	5,319,053

	Total Net Assets—100%	$225,633,729

Ten Largest Industries as of June 30, 2005	Percentage of Total Net Assets
Communications Equipment	6.1%
Commercial Banks	6.0%
Pharmaceuticals	5.6%
Oil, Gas & Consumable Fuels	5.5%
Media	5.4%
Biotechnology	4.4%
Aerospace & Defense	4.2%
Wireless Telecommunication Services	4.2%
Insurance	4.1%
Software	4.1%

See accompanying notes to schedule of investments and financial statements.

MSF-273

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$220,314,676
Cash		545
Foreign cash at value (Identified cost $5,114,340)		5,041,866
Receivable for:
Fund shares sold		210,707
Dividends and interest		495,720
Foreign taxes		75,877

Total Assets		226,139,391
Liabilities
Payable for:
Fund shares redeemed	$69,375
Securities purchased	111,330
Withholding taxes	45,214
Accrued expenses:
Management fees	111,310
Service and distribution fees	3,843
Other expenses	164,590

Total Liabilities		505,662

Net Assets		$225,633,729

Net assets consist of:
Capital paid in		$209,131,209
Undistributed net investment income		1,405,144
Accumulated net realized gains		6,506,581
Unrealized appreciation (depreciation) on investments and foreign currency		8,590,795

Net Assets		$225,633,729

Computation of offering price:
Class A
Net asset value and redemption price per share ($199,610,804 divided by 15,077,213 shares outstanding)		$13.24

Class B
Net asset value and redemption price per share ($9,802,501 divided by 742,409 shares outstanding)		$13.20

Class E
Net asset value and redemption price per share ($16,220,424 divided by 1,228,373 shares outstanding)		$13.20

Identified cost of investments		$211,647,178

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$2,438,858	(a)
Interest		74,027

		2,512,885
Expenses
Management fees	$656,686
Service and distribution fees—Class B	7,730
Service and distribution fees—Class E	11,753
Directors’ fees and expenses	10,298
Custodian	156,891
Audit and tax services	7,085
Legal	15,793
Printing	75,526
Insurance	2,108
Miscellaneous	1,973

Total expenses		945,843

Net Investment Income		1,567,042

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	20,181,254
Foreign currency transactions—net	6,526,200	26,707,454

Unrealized appreciation (depreciation) on:
Investments—net	(24,550,906)
Foreign currency transactions—net	(8,867)	(24,559,773)

Net gain (loss)		2,147,681

Net Increase (Decrease) in Net Assets From Operations		$3,714,723

(a)	Net of foreign taxes of $301,525.

See accompanying notes to financial statements.

MSF-274

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$1,567,042	$1,815,918
Net realized gain	26,707,454	18,990,663
Unrealized appreciation (depreciation)	(24,559,773)	9,393,930

Increase (decrease) in net assets from operations	3,714,723	30,200,511

From Distributions to Shareholders
Net investment income
Class A	(1,195,708)	(2,956,330)
Class B	(28,384)	0
Class E	(72,970)	(195,665)

Total distributions	(1,297,062)	(3,151,995)

Increase (decrease) in net assets from capital share transactions	9,086,040	(2,767,603)

Total increase (decrease) in net assets	11,503,701	24,280,913

Net Assets
Beginning of the period	214,130,028	189,849,115

End of the period	$225,633,729	$214,130,028

Undistributed (Overdistributed) Net Investment Income
End of the period	$1,405,144	$1,135,164

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,536,693	$20,415,994	764,035	$8,928,820
Reinvestments	93,269	1,195,708	254,417	2,956,330
Redemptions	(1,468,590)	(19,321,321)	(1,786,716)	(20,820,380)

Net increase (decrease)	161,372	$2,290,381	(768,264)	$(8,935,230)

Class B
Sales	508,403	$6,670,763	293,148	$3,437,984
Reinvestments	2,219	28,384	0	0
Redemptions	(47,766)	(622,819)	(13,595)	(160,011)

Net increase (decrease)	462,856	$6,076,328	279,553	$3,277,973

Class E
Sales	170,549	$2,233,592	521,138	$6,042,318
Reinvestments	5,705	72,970	16,882	195,665
Redemptions	(121,220)	(1,587,231)	(286,980)	(3,348,329)

Net increase (decrease)	55,034	$719,331	251,040	$2,889,654

Increase (decrease) derived from capital share transactions	679,262	$9,086,040	(237,671)	$(2,767,603)

See accompanying notes to financial statements.

MSF-275

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio (formerly Scudder Global Equity Portfolio)

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$13.09		$11.43	$8.98	$10.86	$14.62	$14.91

Income From Investment Operations
Net investment income	0.09		0.11	0.14	0.13	0.35	0.18
Net realized and unrealized gain (loss) on investments	0.14		1.74	2.52	(1.84)	(2.55)	(0.42)

Total from investment operations	0.23		1.85	2.66	(1.71)	(2.20)	(0.24)

Less Distributions
Distributions from net investment income	(0.08)		(0.19)	(0.21)	(0.17)	(0.31)	(0.01)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(1.25)	(0.04)

Total distributions	(0.08)		(0.19)	(0.21)	(0.17)	(1.56)	(0.05)

Net Asset Value, End of Period	$13.24		$13.09	$11.43	$8.98	$10.86	$14.62

Total Return (%)	1.8	(b)	16.4	30.5	(16.0)	(16.1)	(1.6)
Ratio of operating expenses to average net assets (%)	0.85	(c)	0.81	0.84	0.81	0.80	0.78
Ratio of net investment income to average net assets (%)	1.45	(c)	0.95	1.35	1.27	2.90	1.43
Portfolio turnover rate (%)	213	(c)	79	65	45	36	58
Net assets, end of period (000)	$199,611		$195,181	$179,334	$143,518	$183,296	$211,354

	Class B				Class E
	Six months ended June 30, 2005		April 26, 2004(a) through December 31, 2004		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
							2004	2003	2002
Net Asset Value, Beginning of Period	$13.04		$11.59		$13.04		$11.40	$8.96	$10.85	$12.21

Income From Investment Operations
Net investment income	0.08		0.02		0.09		0.11	0.13	0.19	0.00
Net realized and unrealized gain (loss) on investments	0.13		1.43		0.13		1.71	2.52	(1.91)	(1.36)

Total from investment operations	0.21		1.45		0.22		1.82	2.65	(1.72)	(1.36)

Less Distributions
Distributions from net investment income	(0.05)		0.00		(0.06)		(0.18)	(0.21)	(0.17)	0.00

Total distributions	(0.05)		0.00		(0.06)		(0.18)	(0.21)	(0.17)	0.00

Net Asset Value, End of Period	$13.20		$13.04		$13.20		$13.04	$11.40	$8.96	$10.85

Total Return (%)	1.7	(b)	12.5	(b)	1.8	(b)	16.1	30.4	(16.1)	(11.1	)(b)
Ratio of operating expenses to average net assets (%)	1.10	(c)	1.06	(c)	1.00	(c)	0.96	0.99	0.96	0.95	(c)
Ratio of net investment income to average net assets (%)	1.38	(c)	0.54	(c)	1.31	(c)	0.81	1.08	1.18	0.95	(c)
Portfolio turnover rate (%)	213	(c)	79		213	(c)	79	65	45	36
Net assets, end of period (000)	$9,803		$3,646		$16,220		$15,303	$10,515	$2,870	$47

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-276

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—64.4% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.7%
114,400	General Dynamics Corp.	$12,531,376
148,800	L-3 Communications Holdings, Inc.	11,395,104
214,600	Raytheon Co.	8,395,152

		32,321,632

	Air Freight & Logistics—0.4%
104,600	FedEx Corp.	8,473,646

	Automobiles—0.2%
427,200	Ford Motor Co. (c)	4,374,528

	Beverages—1.5%
243,200	Constellation Brands, Inc. (Class A) (b)	7,174,400
243,100	PepsiCo, Inc.	13,110,383
257,300	The Pepsi Bottling Group, Inc. (c)	7,361,353

		27,646,136

	Biotechnology—0.8%
240,600	Amgen, Inc. (b)	14,546,676

	Capital Markets—1.5%
91,500	Franklin Resources, Inc. (c)	7,043,670
122,800	Lehman Brothers Holdings, Inc.	12,191,584
84,600	The Bear Stearns Cos., Inc.	8,793,324

		28,028,578

	Chemicals—0.6%
162,400	Lyondell Chemical Co.	4,290,608
1,000	The Dow Chemical Co.	44,530
179,200	The Lubrizol Corp. (c)	7,528,192

		11,863,330

	Commercial Banks—4.9%
664,400	Bank of America Corp.	30,303,284
162,400	Comerica, Inc.	9,386,720
170,600	First Horizon National Corp. (c)	7,199,320
244,200	KeyCorp.	8,095,230
164,300	SunTrust Banks, Inc.	11,869,032
382,000	U.S. Bancorp	11,154,400
297,800	Wachovia Corp.	14,770,880

		92,778,866

	Commercial Services & Supplies—0.6%
1	Anacomp, Inc. (Class B) (b)	11
539,100	Cendant Corp.	12,059,667

		12,059,678

	Communications Equipment—2.0%
1,330,700	Cisco Systems, Inc. (b)	25,429,677
703,100	Motorola, Inc.	12,838,606

		38,268,283

Shares		Value (Note 1)

	Computers & Peripherals—1.8%
339,300	Dell, Inc. (b)	$13,405,743
286,600	International Business Machines Corp.	21,265,720

		34,671,463

	Consumer Finance—0.8%
276,100	American Express Co.	14,696,803

	Diversified Financial Services—1.7%
215,500	CIT Group, Inc.	9,260,035
504,100	Citigroup, Inc.	23,304,543

		32,564,578

	Diversified Telecommunication Services—1.5%
239,500	SBC Communications, Inc.	5,688,125
332,200	Sprint Corp.	8,334,898
399,300	Verizon Communications, Inc.	13,795,815

		27,818,838

	Electric Utilities—2.3%
309,600	Exelon Corp.	15,891,768
356,400	PG&E Corp. (c)	13,379,256
240,200	PPL Corp.	14,263,076

		43,534,100

	Energy Equipment & Services—0.6%
386,300	Patterson-UTI Energy, Inc. (c)	10,750,729

	Food & Staples Retailing—1.0%
191,900	Supervalu, Inc.	6,257,859
247,200	Wal-Mart Stores, Inc.	11,915,040

		18,172,899

	Food Products—0.7%
123,300	General Mills, Inc.	5,769,207
367,200	Tyson Foods, Inc. (Class A)	6,536,160

		12,305,367

	Health Care Equipment & Supplies—1.2%
112,100	Bausch & Lomb, Inc. (c)	9,304,300
141,600	Becton, Dickinson & Co.	7,429,752
129,400	Hospira, Inc. (b)	5,046,600

		21,780,652

	Health Care Providers & Services—2.2%
104,600	Aetna, Inc.	8,662,972
162,400	HCA, Inc.	9,203,208
238,100	McKesson Corp.	10,664,499
193,602	Universal Health Services, Inc. (Class B) (c)	12,038,172

		40,568,851

See accompanying notes to schedule of investments and financial statements.

MSF-277

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Hotels, Restaurants & Leisure—0.9%
114,100	Harrah’s Entertainment, Inc.	$8,223,187
322,500	McDonald’s Corp.	8,949,375

		17,172,562

	Household Durables—2.1%
82,400	Fortune Brands, Inc.	7,317,120
121,700	Pulte Homes, Inc.	10,253,225
74,800	The Black & Decker Corp. (c)	6,720,780
197,400	The Stanley Works	8,989,596
300,100	Tupperware Corp. (c)	7,013,337

		40,294,058

	Household Products—1.0%
115,900	Energizer Holdings, Inc. (b)	7,205,503
229,500	The Procter & Gamble Co.	12,106,125

		19,311,628

	IT Services—0.8%
179,700	Checkfree Corp. (b)	6,120,582
187,100	Computer Sciences Corp. (b)	8,176,270

		14,296,852

	Industrial Conglomerates—2.7%
1,307,430	General Electric Co.	45,302,449
80,800	Textron, Inc.	6,128,680

		51,431,129

	Insurance—3.0%
235,400	American International Group, Inc.	13,676,740
225,800	Genworth Financial, Inc. (Class A) (c)	6,825,934
123,900	Prudential Financial, Inc.	8,135,274
125,100	The Allstate Corp.	7,474,725
98,400	The Chubb Corp.	8,424,024
92,900	The Hartford Financial Services Group, Inc.	6,947,062
157,950	W.R. Berkley Corp. (c)	5,635,656

		57,119,415

	Internet Software & Services—0.3%
168,600	Yahoo!, Inc. (b)	5,841,990

	Machinery—1.6%
133,700	Eaton Corp.	8,008,630
94,500	Ingersoll-Rand Co., Ltd. (Class A)	6,742,575
101,700	ITT Industries, Inc.	9,928,971
79,700	PACCAR, Inc.	5,419,600

		30,099,776

	Media—2.6%
303,200	Comcast Corp. (Special Class A) (b)	9,080,840
232,000	The McGraw-Hill Cos., Inc.	10,266,000
523,000	The Walt Disney Co.	13,169,140
985,314	Time Warner, Inc. (b)	16,464,597

		48,980,577

Shares		Value (Note 1)

	Metals & Mining—0.4%
140,200	CONSOL Energy, Inc. (b) (c)	$7,511,916

	Multiline Retail—0.9%
107,300	Federated Department Stores, Inc. (c)	7,862,944
123,000	Nordstrom, Inc.	8,360,310

		16,223,254

	Oil, Gas & Consumable Fuels—5.1%
359,400	ConocoPhillips	20,661,906
554,300	Exxon Mobil Corp.	31,855,621
129,400	Kerr-McGee Corp.	9,874,514
225,200	Newfield Exploration Co. (b)	8,983,228
171,300	Occidental Petroleum Corp.	13,178,109
133,400	Valero Energy Corp.	10,553,274

		95,106,652

	Paper & Forest Products—0.4%
247,000	Georgia-Pacific Corp.	7,854,600

	Pharmaceuticals—4.6%
277,900	Johnson & Johnson	18,063,500
515,300	Merck & Co., Inc.	15,871,240
1,190,925	Pfizer, Inc.	32,845,711
428,800	Wyeth	19,081,600

		85,862,051

	Real Estate—0.4%
93,500	Simon Property Group, Inc. (REIT)	6,777,815

	Road & Rail—0.5%
207,200	Burlington Northern Santa Fe Corp.	9,754,976

	Semiconductor & Semiconductor Equipment—2.1%
133,250	Freescale Semiconductor, Inc. (b) (c)	2,799,583
133,250	Freescale Semiconductor, Inc. (Class B) (b) (c)	2,822,235
1,273,100	Intel Corp.	33,176,986

		38,798,804

	Software—2.6%
1,553,600	Microsoft Corp.	38,591,424
817,200	Oracle Corp. (b)	10,787,040

		49,378,464

	Specialty Retail—1.9%
319,100	AutoNation, Inc. (b) (c)	6,547,932
140,320	Barnes & Noble, Inc. (b)	5,444,416
234,700	Michaels Stores, Inc.	9,709,539
359,200	The Home Depot, Inc.	13,972,880

		35,674,767

	Textiles, Apparel & Luxury Goods—0.3%
73,100	NIKE, Inc. (Class B)	6,330,460

See accompanying notes to schedule of investments and financial statements.

MSF-278

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Bonds & Notes—(Continued)

Shares		Value (Note 1)

	Thrifts & Mortgage Finance—0.7%
175,100	Countrywide Financial Corp.	$6,760,611
171,500	Washington Mutual, Inc.	6,978,335

		13,738,946

	Tobacco—0.9%
266,300	Altria Group, Inc.	17,218,958

	Wireless Telecommunication Services—0.6%
324,000	Nextel Communications, Inc. (Class A) (b)	10,468,440

	Total Common Stocks (Identified Cost $1,145,332,816)	1,212,473,723

Bonds & Notes—36.7%
Face Amount

	Aerospace & Defense—0.1%
$875,000	Lockheed Martin Corp. 8.500%, 12/01/29	1,263,654
1,000,000	Northrop Grumman Corp. 7.125%, 02/15/11	1,130,965
275,000	Northrop Grumman Corp. 7.750%, 02/15/31	371,980

		2,766,599

	Airlines—0.0%
325,000	Southwest Airlines Co. 5.125%, 03/01/17	318,688

	Asset Backed—3.4%
1,150,000	Ares VIII CLO, Ltd. (144A) 3.783%, 02/26/16 (d)	1,186,455
5,450,000	BMW Vehicle Owner Trust 4.040%, 02/25/09 (d)	5,459,167
4,950,000	Capital Auto Receivables Asset 4.050%, 07/15/09 (d)	4,956,173
2,900,000	Citibank Credit Card Issuance Trust 7.450%, 09/15/07	2,922,050
5,341,000	Citibank Credit Card Issuance Trust 2.550%, 01/20/09	5,228,727
1,550,000	Countrywide Asset-Backed Certificates 2.450%, 12/25/31 (d)	1,558,487
6,900,000	DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	6,853,432
6,550,000	Discover Card Master Trust 3.250%, 04/16/10 (d)	6,542,386
31,731	Distribution Financial Services Trust 5.670%, 01/17/17	31,816
1,425,000	Fleet Commercial Loan Master, LLC (144A) 2.020%, 11/16/09 (d)	1,427,839
125,000	Ford Credit Auto Owner Trust 4.790%, 11/15/06	125,064
4,975,000	Ford Credit Auto Owner Trust 4.170%, 01/15/09 (d)	4,986,888
1,035,425	GE Business Loan Trust (144A) 2.539%, 04/15/31 (d)	1,067,606

Face Amount		Value (Note 1)

	Asset Backed—(Continued)
$1,175,000	Healthcare Finance Group, Inc. (144A) 2.220%, 06/05/07 (d)	$1,172,991
550,000	Healthcare Finance Group, Inc. (144A) 2.420%, 06/05/07 (d)	548,658
415,688	Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (d)	415,688
814,974	Knollwood CDO, Ltd. (144A) 4.320%, 01/10/39 (d)	808,356
1,375,000	Long Beach Mortgage Loan Trust 2.400%, 03/25/34 (d)	1,390,153
3,325,000	MBNA Credit Card Master Note Trust 6.550%, 12/15/08	3,410,882
4,475,000	MBNA Credit Card Master Note Trust 3.300%, 07/15/10	4,398,611
4,247,000	Nissan Auto Receivables 2.700%, 12/17/07	4,198,258
390,000	Pemex Project Funding Master Trust (144A) 5.750%, 12/15/15	388,245
1,575,000	Residential Asset Securities Corp. 2.850%, 01/25/33 (d)	1,587,335
1,425,000	Structured Asset Investment Loan Trust 3.050%, 04/25/33 (d)	1,432,353
1,925,000	Structured Asset Securities Corp. 2.400%, 06/25/32 (d)	1,936,949

		64,034,569

	Auto Parts—0.0%
270,000	ArvinMeritor, Inc. 8.750%, 03/01/12 (c)	281,475
100,000	Briggs & Stratton Corp. 8.875%, 03/15/11	114,250

		395,725

	Automobiles—0.0%
395,000	DaimlerChrysler North America Holding Corp. 8.500%, 01/18/31 (c)	500,427
50,000	Navistar International Corp. (144A) 6.250%, 03/01/12	48,250

		548,677

	Building & Construction—0.1%
175,000	Beazer Homes USA, Inc. 8.375%, 04/15/12	187,687
675,000	D.R. Horton, Inc. 8.500%, 04/15/12	735,768
265,000	Hovnanian K Enterprises, Inc. 6.500%, 01/15/14 (c)	266,987
465,000	KB Home 6.250%, 06/15/15	472,753
440,000	Lennar Corp. (144A) 5.600%, 05/31/15	450,927
155,000	Pulte Homes, Inc. 6.000%, 02/15/35 (c)	150,807

		2,264,929

	Building Products—0.0%
50,000	Georgia Pacific Corp. 8.000%, 01/15/24 (c)	57,500

	Business Services—0.0%
245,000	Service Corp. International 7.700%, 04/15/09 (c)	262,150

See accompanying notes to schedule of investments and financial statements.

MSF-279

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bond & Notes—(Continued)

Face Amount		Value (Note 1)

	Capital Markets—0.1%
$1,375,000	Lehman Brothers Holdings, Inc. 4.000%, 01/22/08 (c)	$1,370,084

	Chemicals—0.0%
750,000	FMC Corp. 10.250%, 11/01/09 (c)	844,688

	Collateralized Mortgage Obligations—4.5%
3,630,000	Bank of America Commercial Mortgage, Inc. 5.034%, 11/10/42 (d)	3,755,365
2,107,302	Bear Stearns Commercial Mortgage Securities, Inc. 5.920%, 10/15/36	2,214,435
3,717,091	Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	3,734,705
3,325,000	Bear Stearns Commercial Mortgage Securities, Inc. 4.674%, 06/11/41	3,351,111
4,000,000	Capital Transition Funding, LLC 5.010%, 01/15/10	4,042,886
877,619	Chase Commercial Mortgage Securities Corp. 6.025%, 11/18/30	889,553
3,470,000	Chase Commerical Mortgage Security Corp. 7.319%, 10/15/32	3,905,688
3,795,899	Credit Suisse First Boston Mortgage Trust 7.325%, 04/15/62	4,019,430
3,480,000	General Electric Commercial Mortgage Corp. 4.578%, 06/10/48	3,506,596
2,622,915	GGP Mall Properties Trust (144A) 5.558%, 11/15/11	2,673,054
3,450,000	GMAC Commercial Mortgage Services, Inc. 7.455%, 08/16/33	3,890,131
372,431	IMPAC CMB Trust 3.050%, 08/25/33 (d)	376,393
3,475,000	JPMorgan Chase Commercial Mortgage Trust 4.738%, 07/15/42	3,509,583
6,869,000	JPMorgan Commercial Mortgage Finance Corp. 7.238%, 09/15/29	7,466,126
582,397	JPMorgan Commercial Mortgage Finance Corp. 6.180%, 10/15/35	594,200
175,000	JPMorgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (d)	188,060
3,660,000	LB-UBS Commercial Mortgage Trust 7.950%, 05/15/25 (d)	4,185,346
4,104,150	LB-UBS Commercial Mortgage Trust 5.642%, 12/15/25 (d)	4,251,587
1,600,000	LB-UBS Commercial Mortgage Trust 5.934%, 12/15/25	1,699,970
2,650,000	LB-UBS Commercial Mortgage Trust 4.023%, 09/15/26	2,638,329
2,679,087	LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	2,663,673
2,659,150	LB-UBS Commercial Mortgage Trust 3.636%, 11/15/27	2,632,422
3,758,915	LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	3,974,686
1,025,000	Morgan Stanley Capital I, Inc. 6.630%, 07/15/30 (d)	1,092,535
430,188	Morgan Stanley Capital I, Inc. 5.910%, 11/15/31	433,392

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$3,920,000	Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	$4,337,226
1,134,049	Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34 (d)	1,160,580
4,225,000	Washington Mutual, Inc. 3.420%, 05/25/33 (d)	4,159,200
2,700,000	Washington Mutual, Inc. 3.700%, 06/25/33 (d)	2,647,699

		83,993,961

	Computers & Business Equipment—0.1%
975,000	Xerox Corp. 6.875%, 08/15/11	1,033,500

	Containers & Glass—0.0%
725,000	Ball Corp. 6.875%, 12/15/12	761,250

	Drugs & Heath Care—0.2%
375,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	401,250
1,050,000	Bristol Myers Squibb Co. 5.750%, 10/01/11	1,123,384
725,000	Merck & Co., Inc. 4.750%, 03/01/15 (c)	731,471
675,000	Wellpoint, Inc. 5.950%, 12/15/34	736,804

		2,992,909

	Electrical Equipment—0.0%
550,000	Thomas & Betts Corp. 7.250%, 06/01/13	603,082

	Electrical Utilities—0.4%
132,467	AES Ironwood LLC 8.857%, 11/30/25	150,019
1,200,000	Dominion Resources, Inc. 8.125%, 06/15/10	1,382,628
625,000	Dominion Resources, Inc. 7.195%, 09/15/14	725,847
263,043	Elwood Energy LLC 8.159%, 07/05/26	296,581
1,245,000	First Energy Corp. 7.375%, 11/15/31	1,521,861
650,000	Peco Energy Co. 4.750%, 10/01/12	662,151
2,000,000	Progress Energy, Inc. 7.100%, 03/01/11	2,227,932
60,000	Reliant Energy, Inc. 6.750%, 12/15/14	58,650

		7,025,669

	Electronics—0.1%
475,000	Fisher Scientific International, Inc. 8.000%, 09/01/13	542,687
700,000	PerkinElmer, Inc. 8.875%, 01/15/13 (c)	778,750

		1,321,437

	Federal Agencies—14.5%
6,073,620	Federal Home Loan Bank 4.500%, 05/01/18	6,054,217
2,190,171	Federal Home Loan Bank 4.500%, 05/01/19	2,182,323
995,497	Federal Home Loan Bank 4.500%, 12/01/19	991,930

See accompanying notes to schedule of investments and financial statements.

MSF-280

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$1,075,702	Federal Home Loan Bank 4.500%, 03/01/20	$1,071,628
385,680	Federal Home Loan Bank 4.500%, 04/01/20	384,219
230,333	Federal Home Loan Bank 4.500%, 05/01/20	229,460
4,932,800	Federal Home Loan Bank 5.500%, 07/01/33	5,007,615
9,950,947	Federal Home Loan Bank 3.952%, 06/01/34 (d)	9,843,464
7,200,000	Federal Home Loan Mortgage Corp. 3.150%, 06/04/08	7,048,757
3,320,000	Federal Home Loan Mortgage Corp. 5.000%, 12/15/17	3,394,548
3,268,513	Federal Home Loan Mortgage Corp. 5.500%, 10/15/33	3,373,702
5,883,688	Federal Home Loan Mortgage Corp. 5.500%, 03/15/34	6,058,305
5,083,921	Federal Home Loan Mortgage Corp. 5.500%, 05/15/34	5,240,244
3,920,000	Federal Home Loan Mortgage Corp. 3.620%, 02/15/35	3,932,250
9,400,000	Federal Home Loan Mortgage Corp. 5.000%, TBA	9,502,817
11,525,000	Federal National Mortgage Association 2.250%, 02/28/06	11,417,045
1,025,000	Federal National Mortgage Association 2.350%, 04/29/06	1,013,244
9,925,000	Federal National Mortgage Association 3.020%, 06/01/06	9,842,424
5,050,000	Federal National Mortgage Association 4.000%, 10/16/06	5,060,560
2,745,000	Federal National Mortgage Association 3.000%, 03/02/07	2,709,137
6,375,000	Federal National Mortgage Association 2.750%, 07/23/07	6,240,430
1,980,000	Federal National Mortgage Association 2.920%, 08/15/07 (d)	1,978,867
27,658	Federal National Mortgage Association 7.250%, 09/01/07	28,108
154,800	Federal National Mortgage Association 7.000%, 12/01/07	157,417
10,000,000	Federal National Mortgage Association 4.000%, 01/26/09	9,983,100
123,963	Federal National Mortgage Association 8.500%, 02/01/09	129,085
2,975,000	Federal National Mortgage Association 5.500%, 03/15/11	3,191,131
6,200,000	Federal National Mortgage Association 6.000%, 05/15/11	6,818,723
873,562	Federal National Mortgage Association 6.500%, 01/01/14	909,717
2,525,000	Federal National Mortgage Association 5.125%, 05/27/15	2,551,838
4,654	Federal National Mortgage Association 9.000%, 04/01/16	4,943
4,247	Federal National Mortgage Association 6.500%, 08/01/16	4,423

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$645,725	Federal National Mortgage Association 6.500%, 09/01/16	$672,457
129,739	Federal National Mortgage Association 6.500%, 02/01/17	135,110
2,079,491	Federal National Mortgage Association 5.000%, 06/01/18	2,104,417
1,586,075	Federal National Mortgage Association 4.500%, 10/01/18	1,580,004
49,999	Federal National Mortgage Association 5.500%, 03/01/19	51,357
2,312,663	Federal National Mortgage Association 5.000%, 06/01/23	2,331,438
1,377,181	Federal National Mortgage Association 5.500%, 01/01/24	1,405,847
1,626,716	Federal National Mortgage Association 6.500%, 12/01/29 (d)	1,689,356
3,102,401	Federal National Mortgage Association 5.500%, 04/01/33	3,147,687
4,087,851	Federal National Mortgage Association 5.500%, 11/01/33	4,147,522
10,410,408	Federal National Mortgage Association 5.500%, 04/01/34	10,562,370
3,595,979	Federal National Mortgage Association 5.500%, 05/25/34	3,697,219
3,070,000	Federal National Mortgage Association 3.390%, 03/25/35 (d)	3,108,854
9,100,000	Federal National Mortgage Association 4.500%, TBA	9,024,089
11,000,000	Federal National Mortgage Association 5.000%, TBA	11,045,940
23,400,000	Federal National Mortgage Association 5.500%, TBA	23,714,449
39,500,000	Federal National Mortgage Association 6.000%, TBA	40,452,421
195,140	Government National Mortgage Association 6.000%, 02/15/09	200,098
54,744	Government National Mortgage Association 6.500%, 07/15/14	57,290
1,093,483	Government National Mortgage Association 7.500%, 12/15/14	1,160,141
563,627	Government National Mortgage Association 7.500%, 03/15/32	604,147
6,016,804	Government National Mortgage Association 5.500%, 04/15/33	6,151,315
1,648,291	Government National Mortgage Association 6.000%, 09/20/33	1,697,875
8,739,026	Government National Mortgage Association 5.000%, 10/20/33	8,791,926
2,668,598	Government National Mortgage Association 6.000%, 10/20/33	2,757,971
3,683,344	Government National Mortgage Association 6.000%, 11/20/33	3,794,146
2,703,369	Government National Mortgage Association 6.000%, 02/20/34	2,784,420

		273,225,537

See accompanying notes to schedule of investments and financial statements.

MSF-281

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—3.1%
$5,460,000	Bank of America Corp. 5.250%, 02/01/07 (c)	$5,572,219
775,000	Bank of New York 3.800%, 02/01/08	768,733
510,000	Barclays Bank, Plc. (144A) 8.550%, 09/29/49 (d) (e)	613,568
2,850,000	Berkshire Hathaway Financial Corp. 3.375%, 10/15/08	2,772,734
3,710,000	Citigroup, Inc. 5.500%, 08/09/06	3,770,050
9,835,000	Citigroup, Inc. 3.500%, 02/01/08 (c)	9,696,356
3,150,000	Citigroup, Inc. 4.125%, 02/22/10 (c)	3,138,818
650,000	Credit Suisse First Boston 4.700%, 06/01/09	660,515
1,475,000	Deutsche Bank AG 3.843%, 03/15/07 (d)	1,472,522
800,000	Devon Financing Corp. 7.875%, 09/30/31 (c)	1,040,562
800,000	First National Bank of Boston 7.375%, 09/15/06	830,758
250,000	General Motors Acceptance Corp. 4.602%, 09/23/08 (d)	231,122
565,000	GMAC Bank GmbH 4.750%, 09/14/09, (EUR)	622,976
1,780,000	HBOS, Plc. (144A) 3.750%, 09/30/08	1,765,374
1,985,000	Household Finance Corp. 6.400%, 06/17/08	2,102,377
4,650,000	HSBC Bank USA, N.A. 3.870%, 06/07/07	4,618,701
1,790,000	RBS Capital Trust I 4.709%, 12/29/49 (d) (c)	1,765,985
185,000	SLM Corp. 4.000%, 01/15/10	182,751
310,000	Sprint Capital Corp. 6.875%, 11/15/28	355,843
700,000	Sprint Capital Corp. 8.750%, 03/15/32	973,778
1,400,000	U.S. Bank N.A. 2.850%, 11/15/06	1,376,903
704,000,000	UBS, AG Zero Coupon, 09/27/05, (JPY)	6,352,059
925,000	USA Education, Inc. 5.625%, 04/10/07	948,356
960,000	Wells Fargo & Co. 5.125%, 02/15/07 (c)	975,872
1,600,000	Wells Fargo & Co. 4.000%, 08/15/08	1,597,174
3,885,000	Wells Fargo & Co. 4.200%, 01/15/10 (c)	3,882,953

		58,089,059

	Financial Services—1.2%
95,000	BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14	106,400
16,730,000	General Electric Capital Corp. 3.450%, 07/16/07	16,511,289
4,325,000	General Electric Capital Corp. 4.125%, 09/01/09	4,310,221
505,000	General Electric Capital Corp. 5.375%, 03/15/07 (c)	515,944
980,000	Verizon Global Funding Corp. 7.750%, 12/01/30 (c)	1,265,424

		22,709,278

	Food & Beverages—0.1%
1,095,000	Smithfield Foods, Inc. 7.000%, 08/01/11	1,152,488

Face Amount		Value (Note 1)

	Forest Products & Paper—0.0%
$275,000	Abitibi-Consolidated Co. 8.375%, 04/01/15 (c)	$280,500

	Gas & Oil—0.3%
825,000	Amerada Hess Corp. 7.125%, 03/15/33 (c)	978,542
360,000	Anadarko Finance Co. 7.500%, 05/01/31	454,500
200,000	Chesapeake Energy Corp. 7.750%, 01/15/15 (c)	216,000
230,000	Chesapeake Energy Corp. (144A) 6.250%, 01/15/18	226,550
350,000	ConocoPhillips 5.900%, 10/15/32 (c)	393,202
375,000	Dynegy Holdings, Inc. (144A) 10.125%, 07/15/13	423,750
650,000	Enterprise Products Partners, L.P. 5.600%, 10/15/14	668,883
25,000	Exelon Corp. 5.625%, 06/15/35	25,202
75,000	KCS Energy, Inc. (144A) 7.125%, 04/01/12	76,500
770,000	Newfield Exploration Co. 6.625%, 09/01/14 (c)	806,575
505,000	Plains Exploration & Production Co. 7.125%, 06/15/14 (c)	540,350
100,000	Tenaska Alabama Partners, L.P. (144A) 7.000%, 06/30/21	101,250

		4,911,304

	Gas & Pipeline Utilities—0.0%
100,000	Transcontinental Gas Pipe Line 8.875%, 07/15/12 (c)	119,000

	Hotels & Restaurants—0.1%
165,000	John Q Hammons Hotels, L.P. 8.875%, 05/15/12	179,850
125,000	Mohegan Tribal Gaming Authority (144A) 6.125%, 02/15/13	126,250
950,000	Park Place Entertainment Corp. 7.875%, 03/15/10 (c)	1,064,000
70,000	Wynn Las Vegas, LLC (144A) 6.625%, 12/01/14 (c)	68,075

		1,438,175

	Industrial Conglomerates—0.0%
575,000	United Technologies Corp. 4.875%, 05/01/15 (c)	588,180
250,000	United Technologies Corp. 8.875%, 11/15/19	350,448

		938,628

	Investment Brokerage—0.4%
4,285,000	JPMorgan Chase & Co. 5.350%, 03/01/07	4,370,653
2,365,000	JPMorgan Chase & Co. 5.250%, 05/30/07 (c)	2,414,428

		6,785,081

See accompanying notes to schedule of investments and financial statements.

MSF-282

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Leisure Equipment & Products—0.0%
$360,000	K2, Inc. 7.375%, 07/01/14 (c)	$378,900

	Media—0.5%
175,000	Comcast Corp. 7.050%, 03/15/33 (c)	206,613
200,000	Comcast Corp. 5.650%, 06/15/35	199,161
375,000	Cox Communications, Inc. 4.625%, 06/01/13 (c)	364,017
255,000	DIRECTV Holdings, LLC (144A) 6.375%, 06/15/15	253,725
1,000,000	EchoStar DBS Corp. 5.750%, 10/01/08 (c)	993,750
1,025,000	Lamar Media Corp. 7.250%, 01/01/13 (c)	1,081,375
80,000	Movie Gallery, Inc. (144A) 11.000%, 05/01/12 (c)	84,000
1,515,000	News America Holdings, Inc. 6.200%, 12/15/34	1,589,982
1,725,000	TCI Communications, Inc. 7.875%, 02/15/26	2,154,427
935,000	Time Warner, Inc. 7.700%, 05/01/32	1,182,796
620,000	Viacom, Inc. 6.625%, 05/15/11 (c)	665,946

		8,775,792

	Railroads & Equipment—0.0%
425,000	Union Pacific Corp. 7.125%, 02/01/28	521,345

	Real Estate—0.4%
145,000	American Real Estate Partners 8.125%, 06/01/12	149,350
80,000	American Real Estate Partners (144A) 7.125%, 02/15/13	78,400
3,000,000	EOP Operating, L.P. 6.800%, 01/15/09	3,215,310
920,000	EOP Operating, L.P. 6.630%, 04/13/15 (d)	1,029,647
1,635,000	Rouse Co. 5.375%, 11/26/13 (c)	1,583,978
2,450,000	Simon Property Group, L.P. (REIT) 7.375%, 01/20/06	2,491,942

		8,548,627

	Retail—0.2%
695,000	Delhaize America, Inc. 9.000%, 04/15/31	867,693
160,000	Federated Department Stores, Inc. 6.790%, 07/15/27 (c)	180,849
175,000	Federated Department Stores, Inc. 7.000%, 02/15/28 (c)	203,450
1,400,000	Kroger Co. 6.375%, 03/01/08	1,467,238
125,000	The May Deptartment Stores Co. 7.875%, 03/01/30	158,069
225,000	The May Deptartment Stores Co. 6.700%, 07/15/34	251,555

		3,128,854

	Semiconductors—0.0%
150,000	Magna Chip Semiconductor S.A. (144A) 6.660%, 12/15/11 (d)	148,500
20,000	Magna Chip Semiconductor S.A. (144A) 6.875%, 12/15/11	19,600

		168,100

Face Amount		Value (Note 1)

	Telecommunications—0.3%
$1,875,000	AOL Time Warner, Inc. 6.875%, 05/01/12	$2,115,789
325,000	AOL Time Warner, Inc. 7.625%, 04/15/31	405,889
275,000	AT&T Broadband Corp. 8.375%, 03/15/13	335,322
1,370,000	BellSouth Corp. 4.200%, 09/15/09 (c)	1,365,139
50,000	Cincinnati Bell, Inc. 7.250%, 07/15/13 (c)	52,500
80,000	Citizens Communications Co. 6.250%, 01/15/13 (c)	77,400
360,000	Qwest Corp. (144A) 6.671%, 06/15/13 (d)	368,550
925,000	SBC Communications, Inc. 5.100%, 09/15/14	945,777
475,000	SBC Communications, Inc. 6.450%, 06/15/34 (c)	534,052

		6,200,418

	U.S. Treasury—5.2%
5,760,000	United States Treasury Bonds 8.875%, 02/15/19 (c)	8,562,828
9,940,000	United States Treasury Bonds 5.375%, 02/15/31 (c)	11,729,200
8,220,000	United States Treasury Notes 3.125%, 01/31/07 (c)	8,155,136
20,360,000	United States Treasury Notes 3.375%, 02/28/07 (c)	20,270,925
14,325,000	United States Treasury Notes 3.750%, 03/31/07 (c)	14,346,817
14,670,000	United States Treasury Notes 3.625%, 04/30/07 (c)	14,661,975
3,101,611	United States Treasury Notes 2.000%, 07/15/14 (c)	3,195,993
5,626,836	United States Treasury Notes 1.625%, 01/15/15	5,606,394
7,300,000	United States Treasury Bond Strips Zero Coupon, 08/15/25 (c)	3,040,720
5,670,000	United States Treasury Bonds 6.250%, 05/15/30 (c)	7,385,396

		96,955,384

	Yankee—1.4%
950,000	British Telecommunications, Plc. 8.875%, 12/15/30 (d)	1,341,071
300,000	Crown European Holdings, S.A. 10.875%, 03/01/13	352,500
1,150,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	1,557,076
335,000	EnCana Corp. 6.500%, 08/15/34	384,458
875,000	Federal Republic of Germany 4.750%, 07/04/34, (EUR)	1,262,714
3,525,000	Federal Republic of Germany 4.000%, 01/04/37, (EUR)	4,536,809
155,000	Ispat Inland ULC 9.750%, 04/01/14	180,575

See accompanying notes to schedule of investments and financial statements.

MSF-283

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Yankee—(Continued)
$100,000	Luscar Coal, Ltd. 9.750%, 10/15/11 (c)	$110,000
550,000	Rogers Wireless Communications, Inc. 6.375%, 03/01/14 (c)	559,625
215,000	Rogers Wireless Communications, Inc. 7.500%, 03/15/15	233,812
3,175,000	State of Israel 5.500%, 12/04/23	3,557,118
2,075,000	Telecom Italia Capital (144A) 4.950%, 09/30/14	2,054,551
3,725,000	United Mexican States 4.625%, 10/08/08	3,749,212
9,110,000	United Mexican States 9.000%, 12/22/11, (MXN)	833,410
20,620,000	United Mexican States 8.000%, 12/19/13, (MXN)	1,763,874
775,000	United Mexican States 6.625%, 03/03/15 (c)	852,887
650,000	United Mexican States 8.300%, 08/15/31 (c)	809,250
1,540,000	Vodafone Airtouch, Plc. 7.750%, 02/15/10	1,758,349

		25,897,291

	Total Bonds & Notes (Identified Cost $686,046,064)	690,819,178

Options Purchased—0.0%
Shares

	Put—0.0%
85,000	U.S. Treasury Notes 10 Year Futures, 08/26/05	17,266

	Total Options Purchased (Identified Cost $40,394)	17,266

Warrants—0.0%

	Commercial Services & Supplies—0.0%
316	Anacomp, Inc. (Class B) (b)	10

	Total Warrants (Identified Cost $0)	10

TBA Sale Commitments—(1.9)%
Face Amount		Value (Note 1)

	Federal Agencies—(1.9)%

$(3,200,000)	Federal Home Loan Mortgage Corp. 4.500%, TBA	$(3,184,999)
(6,300,000)	Federal National Mortgage Association 6.000%, TBA	(6,452,824)
(5,700,000)	Federal National Mortgage Association 4.500%, TBA	(5,673,279)
(6,800,000)	Federal National Mortgage Association 5.000%, TBA	(6,808,750)
(13,900,000)	Federal National Mortgage Association 5.500%, TBA	(14,086,788)

		(36,206,640)

	Total TBA Sale Commitments (Identified Cost $(36,165,480))	(36,206,640)

Short Term Investments—3.0%

	Discount Notes—0.3%
6,200,000	Federal Home Loan Bank 2.650%, 07/01/05	6,200,000

	U.S. Treasury—2.7%
33,600,000	United States Treasury Bills 2.615%, 07/14/05 (c)	33,568,271
18,000,000	United States Treasury Bills 2.673%, 07/14/05	17,982,629

		51,550,900

	Total Short Term Investments (Identified Cost $57,750,900)	57,750,900

	Total Investments—102.2% (Identified Cost $1,853,004,694) (a)	1,924,854,437
	Other assets less liabilities	(42,345,581)

	Total Net Assets—100%	$1,882,508,856

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Total Value	Unrealized Appreciation/ (Depreciation)
Euro (sold)	07/26/05	4,849,576	$6,364,196	$5,872,515	$491,681
Euro (sold)	07/26/05	485,900	615,912	588,393	27,519
Mexican Peso (purchased)	07/25/05	6,551,153	597,482	605,283	7,801
Mexican Peso (sold)	07/25/05	18,310,000	1,623,447	1,691,722	(68,275)
Mexican Peso (sold)	07/25/05	18,165,000	1,635,308	1,678,325	(43,017)

Net Unrealized Appreciation					$415,709

See accompanying notes to schedule of investments and financial statements.

MSF-284

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/05	Unrealized Appreciation/ (Depreciation)
Interest Rate Swap 10 Year Futures	09/19/05	271	$30,524,089	$30,589,125	$65,036
S&P 500 Index Futures	09/15/05	37	11,150,937	11,058,376	(92,561)
U.S. Treasury Bonds Futures	09/15/05	232	27,160,895	27,550,000	389,105

Futures Contracts Short
Federal Republic of Germany 5 Year Futures	09/08/05	(157)	(21,840,636)	(21,965,401)	(124,765)
U.S. Treasury Notes 10 Year Futures	09/21/05	(180)	(20,461,872)	(20,424,374)	37,498
U.S. Treasury Notes 5 Year Futures	09/30/05	(411)	(44,624,071)	(44,754,047)	(129,976)

Net Unrealized Appreciation					$144,337

Options Written

Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/05	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 10 Year Futures 112	08/31/05	(110)	$(51,963)	$(204,531)	$(152,568)
U.S. Treasury Notes 10 Year Futures 113	08/31/05	(80)	(44,776)	(93,750)	(48,974)

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 106	08/31/05	(122)	(103,359)	(1,906)	101,453
U.S. Treasury Notes 10 Year Futures 105	08/31/05	(27)	(13,846)	(422)	13,424

Net Unrealized Depreciation					$(86,665)

See accompanying notes to schedule of investments and financial statements.

MSF-285

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$1,924,854,437
Cash		47,674
Foreign cash at value (Identified cost $505,453)		502,461
Collateral for securities loaned		242,170,990
Receivable for:
Securities sold		112,039,086
Fund shares sold		297,476
Open forward currency contracts—net		415,709
Futures variation margin		11,918
Dividends and interest		7,443,803
Foreign taxes		37,809

Total Assets		2,287,821,363
Liabilities
Payable for:
Fund shares redeemed	$1,172,333
Securities purchased	160,526,919
Options written, at fair value (premiums received $213,944)	300,609
Interest	74,115
Return of collateral for securities loaned	242,170,990
Accrued expenses:
Management fees	685,351
Service and distribution fees	16,563
Other expenses	365,627

Total Liabilities		405,312,507

Net Assets		$1,882,508,856

Net assets consist of:
Capital paid in		$1,939,866,845
Undistributed net investment income		20,454,877
Accumulated net realized losses		(150,105,183)
Unrealized appreciation (depreciation) on investments, options, foreign currency and futures contracts		72,292,317

Net Assets		$1,882,508,856

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,769,118,500 divided by 111,233,313 shares outstanding)		$15.90

Class B
Net asset value and redemption price per share ($32,347,756 divided by 2,041,791 shares outstanding)		$15.84

Class E
Net asset value and redemption price per share ($81,042,600 divided by 5,102,790 shares outstanding)		$15.88

Identified cost of investments		$1,853,004,694

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$10,565,500	(a)
Interest		14,748,820	(b)

		25,314,320
Expenses
Management fees	$4,162,718
Service and distribution fees—Class B	32,554
Service and distribution fees—Class E	61,130
Directors’ fees and expenses	10,297
Custodian	230,657
Audit and tax services	7,442
Legal	33,067
Printing	265,134
Insurance	21,530
Miscellaneous	14,814

Total expenses before reductions	4,839,343
Expense reductions	(81,139)	4,758,204

Net Investment Income		20,556,116

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	106,284,492
Options—net	54,078
Foreign currency transactions—net	106,055
Futures contracts—net	198,007	106,642,632

Unrealized appreciation (depreciation) on:
Investments—net	(121,663,458)
Foreign currency transactions—net	411,190
Futures contracts—net	270,090	(120,982,178)

Net gain (loss)		(14,339,546)

Net Increase (Decrease) in Net Assets From Operations		$6,216,570

(a)	Net of foreign taxes of $113.
(b)	Includes income on securities loaned of $84,159.

See accompanying notes to financial statements.

MSF-286

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$20,556,116	$38,648,990
Net realized gain	106,642,632	147,238,768
Unrealized depreciation	(120,982,178)	(28,574,115)

Increase (decrease) in net assets from operations	6,216,570	157,313,643

From Distributions to Shareholders
Net investment income
Class A	(28,678,892)	(35,761,675)
Class B	(391,826)	0
Class E	(1,177,698)	(1,368,237)

Total distributions	(30,248,416)	(37,129,912)

Increase (decrease) in net assets from capital share transactions	(74,291,053)	(114,027,761)

Total increase (decrease) in net assets	(98,322,899)	6,155,970

Net Assets
Beginning of the period	1,980,831,755	1,974,675,785

End of the period	$1,882,508,856	$1,980,831,755

Undistributed (Overdistributed) Net Investment Income
End of the period	$20,454,877	$30,147,177

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,398,509	$37,970,886	2,056,939	$31,322,434
Reinvestments	1,861,057	28,678,892	2,369,892	35,761,675
Redemptions	(9,454,731)	(149,815,630)	(15,018,684)	(228,103,744)

Net increase (decrease)	(5,195,165)	$(83,165,852)	(10,591,853)	$(161,019,635)

Class B
Sales	867,899	$13,687,912	1,331,985	$20,049,295
Reinvestments	25,526	391,826	0	0
Redemptions	(125,398)	(1,979,959)	(58,221)	(873,431)

Net increase (decrease)	768,027	$12,099,779	1,273,764	$19,175,864

Class E
Sales	233,546	$3,689,627	2,847,828	$43,310,350
Reinvestments	76,524	1,177,698	90,792	1,368,237
Redemptions	(510,920)	(8,092,305)	(1,117,488)	(16,862,577)

Net increase (decrease)	(200,850)	$(3,224,980)	1,821,132	$27,816,010

Increase (decrease) derived from capital share transactions	(4,627,988)	$(74,291,053)	(7,496,957)	$(114,027,761)

See accompanying notes to financial statements.

MSF-287

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.11		$15.13	$13.07	$15.51	$18.38	$18.27

Income From Investment Operations
Net investment income	0.19		0.32	0.30	0.42	0.49	0.62
Net realized and unrealized gain (loss) on investments	(0.14)		0.95	2.30	(2.53)	(1.62)	(0.43)

Total from investment operations	0.05		1.27	2.60	(2.11)	(1.13)	0.19

Less Distributions
Distributions from net investment income	(0.26)		(0.29)	(0.54)	(0.33)	(0.78)	0.00
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.96)	(0.08)

Total distributions	(0.26)		(0.29)	(0.54)	(0.33)	(1.74)	(0.08)

Net Asset Value, End of Period	$15.90		$16.11	$15.13	$13.07	$15.51	$18.38

Total Return (%)	0.3	(b)	8.5	20.6	(13.9)	(6.3)	1.0
Ratio of operating expenses to average net assets before expense reductions (%)	0.50	(c)	0.50	0.51	0.49	0.49	0.46
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.49	(c)	0.49	0.50	0.48	0.47	0.46
Ratio of net investment income to average net assets (%)	2.18	(c)	1.99	2.00	2.68	2.73	3.26
Portfolio turnover rate (%)	562	(c)	232	211	112	131	131
Net assets, end of period (000)	$1,769,119		$1,875,196	$1,922,067	$1,688,913	$2,345,064	$2,756,922

	Class B				Class E
	Six months ended June 30, 2005		April 26, 2004(a) through December 31, 2004		Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
							2004	2003	2002
Net Asset Value, Beginning of Period	$16.03		$14.97		$16.07		$15.11	$13.06	$15.51	$16.18

Income From Investment Operations
Net investment income	0.11		0.11		0.16		0.29	0.41	0.40	0.01
Net realized and unrealized gain (loss) on investments	(0.08)		0.95		(0.12)		0.94	2.17	(2.52)	(0.68)

Total from investment operations	0.03		1.06		0.04		1.23	2.58	(2.12)	(0.67)

Less Distributions
Distributions from net investment income	(0.22)		0.00		(0.23)		(0.27)	(0.53)	(0.33)	0.00

Total distributions	(0.22)		0.00		(0.23)		(0.27)	(0.53)	(0.33)	0.00

Net Asset Value, End of Period	$15.84		$16.03		$15.88		$16.07	$15.11	$13.06	$15.51

Total Return (%)	0.2	(b)	7.1	(b)	0.3	(b)	8.3	20.4	(13.9)	(4.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	(c)	0.75	(c)	0.65	(c)	0.65	0.66	0.64	0.64	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.74	(c)	0.74	(c)	0.64	(c)	0.64	0.65	0.63	0.62	(c)
Ratio of net investment income to average net assets (%)	1.97	(c)	2.27	(c)	2.03	(c)	1.88	1.80	2.53	2.58	(c)
Portfolio turnover rate (%)	562	(c)	232		562	(c)	232	211	112	131
Net assets, end of period (000)	$32,348		$20,413		$81,043		$85,223	$52,609	$11,490	$22

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-288

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—58.7% of Total Net Assets

Shares		Value (Note 1)

	Aerospace & Defense—1.8%
79,550	Lockheed Martin Corp.	$5,160,408
27,206	Northrop Grumman Corp.	1,503,132
10,940	Precision Castparts Corp.	852,226
22,800	United Technologies Corp.	1,170,780

		8,686,546

	Automobiles—0.1%
15,700	Toyota Motor Corp., (JPY)	561,313

	Beverages—0.6%
93,350	Diageo, Plc., (GBP)	1,372,521
29,295	PepsiCo, Inc.	1,579,879

		2,952,400

	Biotechnology—0.4%
7,500	Amgen, Inc. (b)	453,450
63,650	MedImmune, Inc. (b)	1,700,728

		2,154,178

	Building Products—1.0%
153,590	Masco Corp.	4,878,018

	Capital Markets—3.1%
15,440	Franklin Resources, Inc.	1,188,571
10,400	Lehman Brothers Holdings, Inc.	1,032,512
183,480	Mellon Financial Corp.	5,264,041
74,010	Merrill Lynch & Co., Inc.	4,071,290
24,790	Morgan Stanley	1,300,731
24,120	The Goldman Sachs Group, Inc.	2,460,723

		15,317,868

	Chemicals—1.9%
1,280	Air Liquide S.A., (EUR)	217,538
30,394	Air Products & Chemicals, Inc.	1,832,758
23,961	E. I. du Pont de Nemours & Co.	1,030,563
55,330	Nalco Holding Co. (b)	1,086,128
32,800	PPG Industries, Inc.	2,058,528
6,110	Praxair, Inc.	284,726
9,020	Syngenta AG, (CHF)	923,020
45,020	The Dow Chemical Co.	2,004,741

		9,438,002

	Commercial Banks—4.4%
214,128	Bank of America Corp.	9,766,378
119,760	PNC Financial Services Group, Inc.	6,522,129
48,050	SunTrust Banks, Inc.	3,471,132
31,570	Wells Fargo & Co.	1,944,081

		21,703,720

	Commercial Services & Supplies—0.3%
62,580	Cendant Corp.	1,399,915

	Communications Equipment—1.5%
23,000	Cisco Systems, Inc. (b)	439,530

Shares		Value (Note 1)

	Communications Equipment—(Continued)
194,630	Nokia Corp. (ADR)	$3,238,643
1,434,620	Nortel Networks Corp. (b)	3,744,358

		7,422,531

	Computers & Peripherals—0.7%
13,594	Hewlett-Packard Co.	319,595
1,830	International Business Machines Corp.	135,786
739,060	Sun Microsystems, Inc. (b)	2,756,694

		3,212,075

	Consumer Finance—0.5%
32,650	American Express Co.	1,737,959
18,654	MBNA Corp.	487,989

		2,225,948

	Containers & Packaging—1.0%
179,400	Owens-Illinois, Inc. (b)	4,493,970
34,640	Smurfit-Stone Container Corp. (b)	352,289

		4,846,259

	Diversified Financial Services—2.8%
153,488	Citigroup, Inc.	7,095,750
194,658	JPMorgan Chase & Co.	6,875,321

		13,971,071

	Diversified Telecommunication Services—4.0%
57,110	SBC Communications, Inc.	1,356,362
427,320	Sprint Corp.	10,721,459
218,120	Verizon Communications, Inc.	7,536,046

		19,613,867

	Electric Utilities—1.0%
27,680	Entergy Corp.	2,091,224
23,300	Exelon Corp.	1,195,989
3,900	FPL Group, Inc.	164,034
24,440	PPL Corp.	1,451,247

		4,902,494

	Electrical Equipment—0.4%
8,740	Cooper Industries, Ltd. (Class A)	558,486
12,200	Emerson Electric Co.	764,086
9,920	Hubbell, Inc. (Class B)	437,472

		1,760,044

	Energy Equipment & Services—2.1%
22,160	BJ Services Co.	1,162,957
33,220	Cooper Cameron Corp. (b)	2,061,301
82,445	GlobalSantaFe Corp.	3,363,756
57,350	Noble Corp. (b)	3,527,598

		10,115,612

	Food & Staples Retailing—0.5%
47,440	Wal-Mart Stores, Inc.	2,286,608

See accompanying notes to schedule of investments and financial statements.

MSF-289

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Shares		Value (Note 1)

	Food Products—1.2%
44,021	Archer-Daniels-Midland Co.	$941,169
20,867	General Mills, Inc.	976,367
45,670	H.J. Heinz Co.	1,617,631
31,290	Kellogg Co.	1,390,528
1,713	Nestle S.A., (CHF)	437,368
33,630	Sara Lee Corp.	666,210

		6,029,273

	Gas Utilities—0.2%
20,730	AGL Resources, Inc.	801,214

	Health Care Equipment & Supplies—0.2%
13,333	Baxter International, Inc.	494,654
14,410	Boston Scientific Corp. (b)	389,070

		883,724

	Health Care Providers & Services—0.5%
207,660	Tenet Healthcare Corp. (b)	2,541,758

	Hotels, Restaurants & Leisure—0.1%
18,620	McDonald’s Corp.	516,705

	Household Products—0.6%
18,820	Colgate-Palmolive Co.	939,306
31,079	Kimberly-Clark Corp.	1,945,235

		2,884,541

	IT Services—0.4%
96,110	Accenture, Ltd. (Class A) (b)	2,178,814

	Independent Power Producers & Energy Traders—0.1%
6,230	TXU Corp.	517,651

	Industrial Conglomerates—1.7%
10,150	3M Co.	733,845
102,855	General Electric Co.	3,563,926
139,899	Tyco International, Ltd.	4,085,051

		8,382,822

	Insurance—3.0%
22,380	AFLAC, Inc.	968,606
111,200	Conseco, Inc. (b)	2,426,384
26,850	Genworth Financial, Inc. (Class A)	811,676
112,346	The Allstate Corp.	6,712,673
5,780	The Chubb Corp.	494,826
44,220	The Hartford Financial Services Group, Inc.	3,306,772

		14,720,937

	Leisure Equipment & Products—0.4%
18,120	Hasbro, Inc.	376,715
75,970	Mattel, Inc.	1,390,251

		1,766,966

Shares		Value (Note 1)

	Machinery—1.2%
25,180	Deere & Co.	$1,649,038
20,800	Illinois Tool Works, Inc.	1,657,344
6,140	Ingersoll-Rand Co., Ltd. (Class A)	438,089
5,610	ITT Industries, Inc.	547,704
6,750	Sandvik AB, (SEK)	249,941
24,670	SPX Corp.	1,134,327

		5,676,443

	Media—3.1%
151,750	Reed Elsevier, Plc., (GBP)	1,449,665
199,040	The Interpublic Group of Cos., Inc. (b)	2,424,307
132,999	The Walt Disney Co.	3,348,915
84,435	Time Warner, Inc. (b)	1,410,909
16,140	Tribune Co.	567,805
186,202	Viacom, Inc. (Class B)	5,962,188

		15,163,789

	Metals & Mining—0.2%
92,480	BHP Billiton, Plc., (GBP)	1,186,876

	Multi-Utilities—1.2%
589,470	Calpine Corp. (b)	2,004,198
37,580	Dominion Resources, Inc.	2,757,996
6,650	Public Service Enterprise Group, Inc.	404,453
19,200	Sempra Energy	793,152

		5,959,799

	Multiline Retail—0.1%
21,580	Family Dollar Stores, Inc.	563,238

	Oil, Gas & Consumable Fuels—4.9%
4,800	Amerada Hess Corp.	511,248
8,450	Apache Corp.	545,870
33,170	BP, Plc. (ADR)	2,069,144
69,670	ConocoPhillips	4,005,328
89,160	Devon Energy Corp.	4,518,629
27,330	EnCana Corp.	1,081,995
22,210	EOG Resources, Inc.	1,261,528

81,838	Exxon Mobil Corp.	4,703,230
32,720	Total S.A. (ADR)	3,823,332
24,225	Unocal Corp.	1,575,836

		24,096,140

	Paper & Forest Products—0.8%
61,290	Bowater, Inc.	1,983,958
45,930	International Paper Co.	1,387,545
24,600	MeadWestvaco Corp.	689,784

		4,061,287

	Personal Products—0.4%
42,210	The Gillette Co.	2,137,092

	Pharmaceuticals—3.8%
84,430	Abbott Laboratories	4,137,914

See accompanying notes to schedule of investments and financial statements.

MSF-290

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Common Stocks—(Continued)

Bonds & Notes—39.0%

Shares		Value (Note 1)

	Pharmaceuticals—(Continued)
3,650	Eli Lilly & Co.	$203,341
34,608	Johnson & Johnson	2,249,520
155,378	Merck & Co., Inc.	4,785,642
7,570	Novartis AG, (CHF)	359,216
11,020	Pfizer, Inc.	303,932
2,977	Roche Holding AG, (CHF)	375,077
140,650	Wyeth	6,258,925

		18,673,567

	Road & Rail—0.2%
20,025	Burlington Northern Santa Fe Corp.	942,777
4,140	CNF, Inc.	185,886

		1,128,663

	Semiconductor & Semiconductor Equipment—0.2%
30,940	Analog Devices, Inc.	1,154,371

	Software—1.9%
177,760	Compuware Corp. (b)	1,278,095
72,473	Microsoft Corp.	1,800,229
83,880	Oracle Corp. (b)	1,107,216
232,930	Symantec Corp. (b)	5,063,898

		9,249,438

	Specialty Retail—1.7%
56,390	Circuit City Stores, Inc.	974,983
10,140	Lowe’s Cos., Inc.	590,351
52,790	OfficeMax, Inc.	1,571,558
189,230	The Gap, Inc.	3,737,292
62,570	TJX Cos., Inc.	1,523,580

		8,397,764

	Thrifts & Mortgage Finance—0.9%
22,800	Countrywide Financial Corp.	880,308
24,954	Federal Home Loan Mortgage Corp.	1,627,750
29,608	Federal National Mortgage Association	1,729,107

		4,237,165

	Tobacco—1.0%
79,870	Altria Group, Inc.	5,164,394

	Trading Companies & Distributors—0.1%
20	Finning International, Inc., (CAD)	590
1,070	Finning International, Inc. (Restricted Shares), (CAD)	31,558
5,000	W.W. Grainger, Inc.	273,950

		306,098

	Wireless Telecommunication Services—0.5%
102,674	Vodafone Group, Plc. (ADR)	2,497,032

	Total Common Stocks (Identified Cost $263,420,930)	288,326,030

Face Amount		Value (Note 1)

	Aerospace & Defense—0.3%
$381,000	BAE Systems Holdings, Inc. (144A) 6.400%, 12/15/11	$415,017
510,000	Northrop Grumman Corp. 7.750%, 02/15/31	689,854
225,000	Raytheon Co. 6.150%, 11/01/08	237,416

		1,342,287

	Asset Backed—0.7%
220,000	AESOP Funding, LLC (144A) 2.860%, 08/20/09	212,306
204,000	AmeriCredit Automobile Receivables Co. 2.180%, 07/07/08	202,290
244,921	Capital One Auto Finance Trust 4.790%, 01/15/09	245,696
300,000	Capital One Master Trust 5.450%, 03/16/09	304,055
300,000	Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (d)	326,150
457,503	Continental Airlines Pass Through 6.648%, 09/15/17	451,453
20,000	Countrywide Asset-Backed Certificates 4.575%, 07/25/35	20,094
185,000	Countrywide Asset-Backed Certificates 4.823%, 08/25/35	186,860
112,133	Falcon Franchise Loan, LLC (144A) 7.382%, 05/05/10	118,674
211,480	Honda Auto Receivables 3.610%, 12/18/07	211,205
119,379	Onyx Acceptance Auto Trust 4.600%, 10/15/08	119,527
500,000	Providian Gateway Master Trust 3.500%, 03/16/09 (d)	500,294
226,211	Residential Asset Mortgage Products, Inc. 4.109%, 01/25/29	224,645
91,685	Residential Asset Mortgage Products, Inc. 3.800%, 07/25/30	91,361
47,202	USAA Auto Owner Trust 3.910%, 04/16/07	47,207
135,416	WFS Financial Owner Trust 4.870%, 09/20/09	136,063

		3,397,880

	Automobiles—0.1%
243,000	Ford Motor Co. 7.450%, 07/16/31	202,860
548,000	General Motors Corp. 8.375%, 07/15/33	457,580

		660,440

	Building & Construction—0.1%
309,000	CRH America, Inc. 6.950%, 03/15/12	348,771

	Chemicals—0.1%
108,000	The Dow Chemical Co. 5.750%, 12/15/08	113,261
335,000	The Dow Chemical Co. 6.000%, 10/01/12	367,107

		480,368

	Collateralized Mortgage Obligations—2.1%
700,000	Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	744,904

See accompanying notes to schedule of investments and financial statements.

MSF-291

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$193,000	Criimi Mae Commercial Mortgage Trust (144A) 7.000%, 06/02/33	$200,720
250,000	CS First Boston Mortgage Securities Corp. 6.550%, 01/17/35	262,583
25,000	CS First Boston Mortgage Securities Corp. 6.380%, 12/16/35	27,258
171,070	Deutsche Mortgage & Asset Receiving Corp. 6.538%, 06/15/31	179,330
325,410	First Union Lehman Brothers Commercial Mortgage Trust 7.380%, 04/18/29	337,496
17,171	First Union Lehman Brothers Commercial Mortgage Trust 6.650%, 11/18/29	17,953
335,038	First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	352,889
35,000	General Electric Capital Assurance Co. (144A) 5.742%, 05/12/35	38,286
500,000	Greenwich Capital Commercial Funding Corp. 4.915%, 01/05/36 (d)	514,760
141,434	Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (d)	149,138
326,945	Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	326,848
92,933	JPMorgan Chase Commercial Mortgage Securities Corp. 5.384%, 05/15/41 (d)	97,587
480,060	JPMorgan Chase Commercial Mortgage Securities Corp. 5.038%, 03/15/46	497,119
258,462	Lehman Brothers Commercial Conduit Mortgage Trust 6.480%, 02/18/30	270,793
311,682	Lehman Brothers Commercial Conduit Mortgage Trust 6.780%, 06/15/31	337,071
278,741	Merrill Lynch Mortgage Investments, Inc. 6.390%, 02/15/30	291,036
250,000	Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	260,955
199,571	Morgan Stanley Capital I, Inc. 5.168%, 01/14/42	208,109
6,044,045	Morgan Stanley Capital I, Inc. (144A) 0.755%, 11/15/30 (d)	125,399
228,889	Mortgage Capital Funding, Inc. 6.337%, 11/18/31	240,058
48,164	Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	50,886
500,000	Nomura Asset Securities Corp. 6.590%, 03/15/30	530,689
204,000	Residential Asset Mortgage Products, Inc. 4.970%, 09/25/34	203,342
41,897	Small Business Administration Participation Certificates 4.350%, 07/01/23 (d)	41,656
105,925	Small Business Administration Participation Certificates 4.770%, 04/01/24	107,329
171,901	Small Business Administration Participation Certificates 5.180%, 05/01/24 (d)	177,566
542,422	Small Business Administration Participation Certificates 5.520%, 06/01/24 (d)	569,037
327,194	Small Business Administration Participation Certificates 4.990%, 09/01/24 (d)	334,907

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$599,000	Small Business Administration Participation Certificates 4.950%, 03/01/25	$611,518
794,929	Structured Asset Securities Corp. 4.670%, 03/25/35	791,479
150,000	The Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	152,161
286,663	The Bear Stearns Commercial Mortgage Securities, Inc. 5.116%, 02/11/41	298,761
173,722	TIAA Retail Commercial Mortgage Trust (144A) 7.170%, 01/15/32	180,838
470,000	Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	479,328
358,241	Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (d)	372,162

		10,381,951

	Electrical Utilities—0.4%
518,000	Exelon Generation Co., LLC 6.950%, 06/15/11	581,098
68,000	Niagara Mohawk Power Corp. 7.750%, 05/15/06	70,190
434,000	Oncor Electric Delivery Co. 7.000%, 09/01/22	507,298
427,000	Pacific Gas & Electric Co. 4.800%, 03/01/14	428,054
155,000	PSE&G Power, LLC 6.950%, 06/01/12	174,240
200,000	PSE&G Power, LLC 8.625%, 04/15/31	276,123
45,000	Virginia Electric & Power Co. 5.375%, 02/01/07	45,818

		2,082,821

	Energy—0.5%
191,000	Centerpoint Energy Resources Corp. 7.875%, 04/01/13	226,876
440,000	DTE Energy Co. 7.050%, 06/01/11	492,639
359,000	FirstEnergy Corp. (Series B) 6.450%, 11/15/11	392,253
150,000	MidAmerican Energy Holdings Co. 3.500%, 05/15/08	146,177
500,000	MidAmerican Energy Holdings Co. 5.875%, 10/01/12	531,109
200,000	Ocean Energy, Inc. 7.250%, 10/01/11	223,335
100,000	PPL Energy Supply, LLC 6.400%, 11/01/11	109,514
171,689	System Energy Resources, Inc. (144A) 5.129%, 01/15/14	170,995
136,000	TXU Energy Co. 7.000%, 03/15/13	151,671
50,000	United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	53,295

		2,497,864

	Environmental Control—0.1%
196,000	USA Waste Services, Inc. 7.000%, 07/15/28	227,330
287,000	Waste Management, Inc. 7.375%, 08/01/10	320,938

		548,268

See accompanying notes to schedule of investments and financial statements.

MSF-292

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—18.1%
$740,000	Federal Home Loan Bank 3.250%, 07/21/06	$735,931
2,355,000	Federal Home Loan Bank 3.750%, 09/28/06	2,349,791
285,000	Federal Home Loan Bank 3.900%, 02/25/08	284,843
71,192	Federal Home Loan Bank 6.000%, 04/01/16	73,610
102,836	Federal Home Loan Bank 6.000%, 04/01/17	106,337
36,827	Federal Home Loan Bank 6.000%, 05/01/17	38,081
59,909	Federal Home Loan Bank 6.000%, 06/01/17	61,949
69,868	Federal Home Loan Bank 6.000%, 07/01/17	72,247
76,126	Federal Home Loan Bank 6.000%, 10/01/17	78,718
71,302	Federal Home Loan Bank 5.000%, 06/01/18	72,160
168,737	Federal Home Loan Bank 5.000%, 12/01/18	170,767
249,528	Federal Home Loan Bank 4.500%, 01/01/19	248,601
198,000	Federal Home Loan Bank 5.500%, 01/01/19	203,340
272,304	Federal Home Loan Bank 5.000%, 02/01/19	275,506
21,823	Federal Home Loan Bank 5.500%, 04/01/19	22,410
21,296	Federal Home Loan Bank 5.500%, 06/01/19	21,870
36,786	Federal Home Loan Bank 5.500%, 07/01/19	37,778
289,921	Federal Home Loan Bank 6.000%, 08/01/19	299,822
116,018	Federal Home Loan Bank 6.000%, 09/01/19	119,980
55,677	Federal Home Loan Bank 6.000%, 11/01/19	57,575
109,590	Federal Home Loan Bank 5.500%, 12/01/19	112,545
335,720	Federal Home Loan Bank 4.500%, 02/01/20	334,517
197,269	Federal Home Loan Bank 6.000%, 02/01/23	203,361
93,462	Federal Home Loan Bank 5.500%, 09/01/24	95,411
224,521	Federal Home Loan Bank 5.500%, 12/01/33	227,857
168,665	Federal Home Loan Bank 5.500%, 01/01/34	171,172
164,171	Federal Home Loan Bank 5.000%, 04/01/34	164,378
106,807	Federal Home Loan Bank 5.500%, 04/01/34	108,369
99,671	Federal Home Loan Bank 6.000%, 04/01/34	102,268
97,740	Federal Home Loan Bank 6.500%, 05/01/34	101,204
127,631	Federal Home Loan Bank 6.500%, 06/01/34	132,155
494,339	Federal Home Loan Bank 6.000%, 07/01/34	507,218
2,228,095	Federal Home Loan Bank 6.000%, 08/01/34	2,286,141
424,123	Federal Home Loan Bank 6.500%, 08/01/34	439,156
116,882	Federal Home Loan Bank 6.000%, 09/01/34	119,927
512,793	Federal Home Loan Bank 6.500%, 10/01/34	531,652
123,698	Federal Home Loan Bank 5.500%, 11/01/34	125,507
1,270,000	Federal Home Loan Mortgage Corp. 7.000%, 07/15/05	1,271,685
419,000	Federal Home Loan Mortgage Corp. 3.750%, 11/15/06	418,724
245,000	Federal Home Loan Mortgage Corp. 4.125%, 11/18/09	244,868
787,000	Federal Home Loan Mortgage Corp. 4.125%, 07/12/10	789,576
3,637,000	Federal Home Loan Mortgage Corp. 4.875%, 11/15/13	3,805,299
53,814	Federal Home Loan Mortgage Corp. 5.000%, 12/01/17	54,479
94,178	Federal Home Loan Mortgage Corp. 4.500%, 08/01/19	93,840
106,925	Federal Home Loan Mortgage Corp. 5.500%, 08/01/19	109,809
44,340	Federal Home Loan Mortgage Corp. 5.500%, 02/01/20	45,530

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$322,098	Federal Home Loan Mortgage Corp. 5.500%, 06/01/25	$328,813
183,361	Federal Home Loan Mortgage Corp. 5.500%, 05/01/33	186,086
606,137	Federal Home Loan Mortgage Corp. 5.000%, 09/01/33	607,103
284,345	Federal Home Loan Mortgage Corp. 5.000%, 11/01/33	284,798
191,324	Federal Home Loan Mortgage Corp. 4.500%, 04/01/35	187,035
350,000	Federal National Mortgage Association 3.250%, 07/31/06	348,028
585,000	Federal National Mortgage Association 3.000%, 03/02/07	577,357
1,866,000	Federal National Mortgage Association 5.250%, 04/15/07	1,911,743
646,359	Federal National Mortgage Association 6.500%, 05/01/08	676,937
728,000	Federal National Mortgage Association 6.000%, 05/15/08	769,529
804,000	Federal National Mortgage Association 6.625%, 09/15/09	885,973
3,400,000	Federal National Mortgage Association 6.625%, 11/15/10	3,819,319
426,000	Federal National Mortgage Association 6.000%, 05/15/11	468,512
97,183	Federal National Mortgage Association 4.845%, 06/01/13	99,750
42,260	Federal National Mortgage Association 4.010%, 08/01/13	41,219
104,249	Federal National Mortgage Association 4.630%, 04/01/14	105,593
367,667	Federal National Mortgage Association 4.518%, 05/01/14 (d)	370,393
247,606	Federal National Mortgage Association 4.846%, 08/01/14 (d)	254,766
538,000	Federal National Mortgage Association 4.625%, 10/15/14	551,759
676,080	Federal National Mortgage Association 4.925%, 04/01/15 (d)	699,527
163,810	Federal National Mortgage Association 7.000%, 02/01/16	171,654
162,797	Federal National Mortgage Association 6.000%, 04/01/16	168,373
48,627	Federal National Mortgage Association 6.000%, 12/01/16	50,293
119,688	Federal National Mortgage Association 6.000%, 02/01/17	123,789
457,832	Federal National Mortgage Association 6.000%, 03/01/17	473,701
152,417	Federal National Mortgage Association 6.000%, 08/01/17	157,644
669,056	Federal National Mortgage Association 6.000%, 09/01/17	692,002
57,753	Federal National Mortgage Association 5.000%, 11/01/17	58,468

See accompanying notes to schedule of investments and financial statements.

MSF-293

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$177,095	Federal National Mortgage Association 5.500%, 11/01/17	$181,918
366,063	Federal National Mortgage Association 5.500%, 12/01/17	376,034
120,198	Federal National Mortgage Association 5.500%, 01/01/18	123,471
238,466	Federal National Mortgage Association 5.000%, 02/01/18	241,417
101,206	Federal National Mortgage Association 5.500%, 02/01/18	103,953
126,468	Federal National Mortgage Association 6.000%, 03/01/18	130,805
130,693	Federal National Mortgage Association 4.500%, 04/01/18	130,193
249,263	Federal National Mortgage Association 4.500%, 06/01/18	248,309
1,343,768	Federal National Mortgage Association 4.500%, 07/01/18	1,338,625
106,286	Federal National Mortgage Association 5.000%, 11/01/18	107,560
796,064	Federal National Mortgage Association 6.000%, 11/01/18	823,341
247,345	Federal National Mortgage Association 5.000%, 12/01/18	250,310
411,351	Federal National Mortgage Association 5.500%, 12/01/18	422,518
1,865,241	Federal National Mortgage Association 4.500%, 06/01/19	1,858,210
2,426,112	Federal National Mortgage Association 5.000%, 06/01/19	2,454,585
1,111,936	Federal National Mortgage Association 5.500%, 06/01/19	1,142,177
808,438	Federal National Mortgage Association 5.000%, 07/01/19	817,926
384,339	Federal National Mortgage Association 5.500%, 07/01/19	394,791
167,510	Federal National Mortgage Association 5.500%, 08/01/19	172,066
218,217	Federal National Mortgage Association 5.000%, 09/01/19	220,778
192,018	Federal National Mortgage Association 5.500%, 09/01/19	197,240
350,148	Federal National Mortgage Association 5.000%, 11/01/19	354,258
119,708	Federal National Mortgage Association 5.500%, 11/01/19	122,963
104,148	Federal National Mortgage Association 5.000%, 12/01/19	105,370
117,327	Federal National Mortgage Association 5.000%, 01/01/20	118,716
286,809	Federal National Mortgage Association 4.880%, 03/01/20	300,976
163,804	Federal National Mortgage Association 6.000%, 01/01/23	168,785
297,119	Federal National Mortgage Association 5.500%, 05/01/25	303,220

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$153,431	Federal National Mortgage Association 5.500%, 06/01/25	$156,581
204,613	Federal National Mortgage Association 6.500%, 11/01/28	212,483
25,078	Federal National Mortgage Association 6.500%, 07/01/31	26,013
214,758	Federal National Mortgage Association 6.500%, 09/01/31	222,766
42,985	Federal National Mortgage Association 7.500%, 11/01/31	45,930
31,797	Federal National Mortgage Association 7.500%, 02/01/32	33,976
485,676	Federal National Mortgage Association 6.500%, 07/01/32	504,308
237,279	Federal National Mortgage Association 6.500%, 08/01/32	245,973
15,908	Federal National Mortgage Association 6.500%, 01/01/33	16,491
209,178	Federal National Mortgage Association 5.500%, 02/01/33	212,231
380,294	Federal National Mortgage Association 5.500%, 04/01/33	385,845
855,994	Federal National Mortgage Association 5.500%, 06/01/33	868,489
526,486	Federal National Mortgage Association 5.500%, 07/01/33	534,171
618,611	Federal National Mortgage Association 5.000%, 11/01/33	619,479
923,743	Federal National Mortgage Association 5.500%, 11/01/33	937,227
70,518	Federal National Mortgage Association 5.500%, 12/01/33	71,548
441,529	Federal National Mortgage Association 5.500%, 01/01/34	447,974
411,834	Federal National Mortgage Association 5.500%, 02/01/34	417,845
154,911	Federal National Mortgage Association 5.000%, 03/01/34	155,078
86,431	Federal National Mortgage Association 5.500%, 03/01/34	87,679
70,624	Federal National Mortgage Association 6.500%, 03/01/34	73,114
615,378	Federal National Mortgage Association 5.000%, 04/01/34	616,041
166,990	Federal National Mortgage Association 5.500%, 04/01/34	169,373
805,416	Federal National Mortgage Association 6.000%, 04/01/34	826,012
1,725,995	Federal National Mortgage Association 6.500%, 04/01/34	1,787,328
176,544	Federal National Mortgage Association 5.000%, 05/01/34	176,734
1,036,757	Federal National Mortgage Association 5.500%, 05/01/34	1,051,547
100,948	Federal National Mortgage Association 6.000%, 05/01/34	103,530

See accompanying notes to schedule of investments and financial statements.

MSF-294

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$138,564	Federal National Mortgage Association 5.000%, 06/01/34	$138,714
4,521,199	Federal National Mortgage Association 5.500%, 06/01/34	4,585,693
1,005,412	Federal National Mortgage Association 6.000%, 06/01/34	1,031,123
127,929	Federal National Mortgage Association 6.500%, 06/01/34	132,439
2,599,577	Federal National Mortgage Association 5.500%, 07/01/34	2,636,659
856,977	Federal National Mortgage Association 6.000%, 07/01/34	878,892
153,208	Federal National Mortgage Association 6.500%, 07/01/34	158,609
183,341	Federal National Mortgage Association 5.000%, 08/01/34	183,538
495,209	Federal National Mortgage Association 5.500%, 08/01/34	502,273
2,676,511	Federal National Mortgage Association 6.000%, 08/01/34	2,744,956
778,305	Federal National Mortgage Association 5.000%, 09/01/34	779,145
2,012,023	Federal National Mortgage Association 5.500%, 09/01/34	2,040,724
1,648,972	Federal National Mortgage Association 5.500%, 10/01/34	1,672,494
3,253,909	Federal National Mortgage Association 5.500%, 11/01/34	3,300,325
163,263	Federal National Mortgage Association 6.000%, 11/01/34	167,438
1,658,844	Federal National Mortgage Association 5.500%, 12/01/34	1,682,507
69,199	Federal National Mortgage Association 6.000%, 12/01/34	70,969
771,015	Federal National Mortgage Association 5.500%, 01/01/35	782,014
197,190	Federal National Mortgage Association 5.500%, 02/01/35	200,007
190,924	Federal National Mortgage Association 4.500%, 03/01/35	186,823
411,195	Federal National Mortgage Association 5.500%, 04/01/35	417,069
104,801	Federal National Mortgage Association 6.000%, 04/01/35	107,480
154,722	Federal National Mortgage Association 5.500%, 05/01/35	156,932
204,000	Federal National Mortgage Association 5.500%, TBA	206,741
229,241	Government National Mortgage Association 7.500%, 12/15/23	247,215
86,958	Government National Mortgage Association 7.500%, 06/15/24	93,603
43,161	Government National Mortgage Association 6.500%, 08/15/28	45,184

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$193,204	Government National Mortgage Association 6.500%, 10/15/28	$202,257
325,009	Government National Mortgage Association 6.000%, 12/15/28	335,991
96,681	Government National Mortgage Association 6.500%, 12/15/28	101,217
405,048	Government National Mortgage Association 6.000%, 12/15/31	418,297
17,104	Government National Mortgage Association 6.000%, 03/15/32	17,662
43,872	Government National Mortgage Association 6.500%, 05/15/32	45,868
232,046	Government National Mortgage Association 5.500%, 11/15/32	237,312
294,080	Government National Mortgage Association 6.000%, 01/15/33	303,570
18,545	Government National Mortgage Association 6.000%, 02/15/33	19,143
302,867	Government National Mortgage Association 6.000%, 04/15/33	312,640
56,983	Government National Mortgage Association 4.500%, 07/20/33	56,201
1,090,736	Government National Mortgage Association 5.500%, 08/15/33	1,115,120
17,840	Government National Mortgage Association 6.000%, 08/15/33	18,416
233,807	Government National Mortgage Association 4.500%, 09/15/33	231,330
103,869	Government National Mortgage Association 4.500%, 09/20/33	102,443
269,365	Government National Mortgage Association 5.000%, 06/15/34	271,780
610,511	Government National Mortgage Association 6.000%, 07/15/34	630,152
20,130	Government National Mortgage Association 6.500%, 08/15/34	21,040
1,588,275	Government National Mortgage Association 5.500%, 09/15/34	1,623,572
95,039	Government National Mortgage Association 4.500%, 12/20/34	93,705
135,013	Government National Mortgage Association 5.000%, 06/15/35	136,226
98,000	U.S. Department of Housing & Urban Development 7.498%, 08/01/11	110,291

		88,768,208

	Finance & Banking—1.4%
983,000	Bank of America Corp. 7.400%, 01/15/11	1,125,023
390,000	Bank of America Corp. 5.375%, 06/15/14	414,391
100,000	Bank One Corp. 8.000%, 04/29/27	132,844
1,192,000	Citigroup, Inc. 5.000%, 09/15/14	1,219,352
365,000	Credit Suisse First Boston USA, Inc. 4.625%, 01/15/08	368,945
456,000	Credit Suisse First Boston USA, Inc. 4.125%, 01/15/10	452,779

See accompanying notes to schedule of investments and financial statements.

MSF-295

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$472,000	Popular North America, Inc. 4.250%, 04/01/08	$472,039
329,000	Sprint Capital Corp. 6.875%, 11/15/28	377,653
400,000	U.S. Bancorp 7.500%, 06/01/26	524,429
781,000	Wachovia Corp. 5.250%, 08/01/14	815,276
750,000	Wells Fargo Bank, National Association 6.450%, 02/01/11	827,258

		6,729,989

	Financial Services—1.4%
1,013,000	Boeing Capital Corp. 6.500%, 02/15/12	1,133,136
600,000	Cadbury Schweppes U.S. Finance (144A) 5.125%, 10/01/13	613,092
458,000	Cendant Corp. 6.875%, 08/15/06	470,855
167,000	Countrywide Home Loans, Inc. 5.500%, 08/01/06	169,509
318,000	DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (d)	364,457
260,000	Dean Witter Discover & Co. 6.750%, 01/01/16	292,815
311,000	Devon Financing Corp. 6.875%, 09/30/11	347,999
375,000	Duke Capital, LLC 8.000%, 10/01/19	464,116
170,000	Ford Motor Credit Co. 7.750%, 02/15/07	173,306
484,000	Ford Motor Credit Co. 5.700%, 01/15/10	446,413
352,000	Foster’s Finance Corp. (144A) 5.875%, 06/15/35	353,768
250,000	General Electric Capital Corp. 5.450%, 01/15/13	265,194
424,000	General Electric Capital Corp. 6.750%, 03/15/32	523,211
353,000	General Motors Acceptance Corp. 5.850%, 01/14/09	330,906
212,000	General Motors Acceptance Corp. 7.250%, 03/02/11	198,786
100,000	MidAmerican Funding, LLC 6.927%, 03/01/29	119,094
287,000	SLM Corp. 4.000%, 01/15/09	284,704
308,000	TCI Communications Financing III 9.650%, 03/31/27	349,008

		6,900,369

	Food & Beverages—0.4%
200,000	Coca-Cola Co. 5.125%, 09/17/13	208,477
23,000	General Mills, Inc. 6.000%, 02/15/12	25,005
349,000	Kraft Foods, Inc. 6.250%, 06/01/12	383,660
630,000	Miller Brewing Co. (144A) 5.500%, 08/15/13	652,876
560,000	The Kroger Co. 6.750%, 04/15/12	620,095

		1,890,113

	Forest Products & Paper—0.1%
35,000	MeadWestvaco Corp. 6.850%, 04/01/12	39,281
166,000	MeadWestvaco Corp. 6.800%, 11/15/32	197,125
241,000	Weyerhaeuser Co. 6.750%, 03/15/12	265,158

		501,564

Face Amount		Value (Note 1)

	Gas & Oil—0.4%
$150,000	Amerada Hess Corp. 7.300%, 08/15/31	$180,985
402,000	Halliburton Co. 5.500%, 10/15/10	421,590
82,000	Kerr-McGee Corp. 6.950%, 07/01/24	84,728
327,000	Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	359,625
150,000	Kinder Morgan Energy Partners, L.P. 7.125%, 03/15/12	169,879
53,000	Kinder Morgan Energy Partners, L.P. 7.750%, 03/15/32	67,282
125,000	Pemex Project Funding Master Trust 9.125%, 10/13/10	146,375
127,000	Pemex Project Funding Master Trust 8.625%, 02/01/22	156,528
245,000	Pioneer Natural Resource 5.875%, 07/15/16	247,072
100,000	Tosco Corp. 7.625%, 05/15/06	102,889

		1,936,953

	Health Care—0.2%
81,000	HCA, Inc. 8.750%, 09/01/10	92,057
314,000	HCA, Inc. 6.950%, 05/01/12	333,631
388,000	Wyeth 5.500%, 03/15/13 (d)	408,351

		834,039

	Hotels & Restaurants—0.0%
187,000	Yum! Brands, Inc. 8.875%, 04/15/11	226,573

	Industrial Machinery—0.1%
357,000	Kennametal, Inc. 7.200%, 06/15/12	399,378

	Insurance—0.6%
847,000	American International Group, Inc. 4.250%, 05/15/13	821,485
100,000	Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	117,307
105,000	Fund American Cos., Inc. 5.875%, 05/15/13	109,363
235,000	Genworth Financial, Inc. 5.750%, 06/15/14	252,025
300,000	Prudential Financial, Inc. 4.500%, 07/15/13	298,558
691,000	Prudential Financial, Inc. 5.100%, 09/20/14	711,235
131,000	Prudential Funding Corp. (144A) 6.600%, 05/15/08	139,668
425,000	The Allstate Corp. 5.550%, 05/09/35	439,786
85,000	The St. Paul Travelers Cos., Inc. 5.750%, 03/15/07	86,864
56,000	Travelers Property Casualty Corp. 6.375%, 03/15/33	61,080

		3,037,371

	Investment Brokerage—0.4%
489,000	JPMorgan Chase & Co. 5.125%, 09/15/14	500,223
489,000	Merrill Lynch & Co., Inc. 5.450%, 07/15/14	516,438
32,000	Morgan Stanley 4.750%, 04/01/14	31,525
316,000	Morgan Stanley Group, Inc. 6.750%, 04/15/11	349,887

See accompanying notes to schedule of investments and financial statements.

MSF-296

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Investment Brokerage—(Continued)
$608,000	The Goldman Sachs Group, Inc. 5.700%, 09/01/12	$646,925

		2,044,998

	Media—0.5%
475,000	Cox Communications, Inc. 4.625%, 06/01/13	461,088
200,000	Hearst-Argyle Television, Inc. 7.500%, 11/15/27	225,430
125,000	News America Holdings, Inc. 7.750%, 01/20/24	150,024
150,000	News America Holdings, Inc. 8.500%, 02/23/25	190,334
295,000	News America Holdings, Inc. 6.200%, 12/15/34	309,600
137,000	The Walt Disney Co. 6.750%, 03/30/06	139,717
312,000	The Walt Disney Co. 6.375%, 03/01/12	345,035
600,000	Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	796,320

		2,617,548

	Metals—0.1%
257,000	Alcan, Inc. 5.750%, 06/01/35	261,420

	Railroads & Equipment—0.2%
159,000	CSX Corp. 6.750%, 03/15/11	175,531
360,000	Norfolk Southern Corp. 7.050%, 05/01/37	448,545
108,000	Union Pacific Corp. 6.125%, 01/15/12	116,568
299,000	Union Pacific Corp. 5.375%, 05/01/14	311,810

		1,052,454

	Real Estate—0.6%
200,000	Boston Properties, Inc. (REIT) 5.000%, 06/01/15	199,948
175,000	EOP Operating, L.P. 8.375%, 03/15/06	180,175
175,000	EOP Operating, L.P. 6.763%, 06/15/07	182,753
635,000	EOP Operating, L.P. 6.800%, 01/15/09	680,574
328,000	HRPT Properties Trust (REIT) 6.250%, 08/15/16	355,132
309,000	Simon Property Group, L.P. (REIT) 6.375%, 11/15/07	322,594
208,000	Simon Property Group, L.P. (REIT) (144A) 5.100%, 06/15/15	207,889
650,000	Vornado Realty, L.P. (REIT) 5.625%, 06/15/07	662,522
73,000	Vornado Realty, L.P. (REIT) 4.750%, 12/01/10	72,738

		2,864,325

	Retail—0.0%
185,000	Lowe’s Cos., Inc. 7.500%, 12/15/05	187,931

	Telecommunications—0.6%
73,000	AT&T Wireless Services, Inc. 7.350%, 03/01/06	74,595
775,000	AT&T Wireless Services, Inc. 8.750%, 03/01/31	1,086,270

Face Amount		Value (Note 1)

	Telecommunications—(Continued)
$360,000	BellSouth Corp. 6.550%, 06/15/34	$409,895
250,000	Cingular Wireless, LLC (144A) 6.500%, 12/15/11	276,171
325,000	SBC Communications, Inc. 5.100%, 09/15/14	332,300
170,000	SBC Communications, Inc. 6.150%, 09/15/34	184,150
702,000	Verizon New York, Inc. 6.875%, 04/01/12	775,831

		3,139,212

	U.S. Treasury—8.6%
337,000	United States Treasury Bonds 10.375%, 11/15/12	387,616
450,000	United States Treasury Bonds 9.875%, 11/15/15	672,574
290,000	United States Treasury Bonds 7.500%, 11/15/16	380,092
281,000	United States Treasury Bonds 8.875%, 02/15/19	417,735
350,000	United States Treasury Bonds 7.875%, 02/15/21	495,428
434,000	United States Treasury Bonds 8.000%, 11/15/21	625,350
5,030,000	United States Treasury Bonds 6.250%, 08/15/23	6,268,441
1,564,000	United States Treasury Bonds 5.375%, 02/15/31	1,845,520
982,000	United States Treasury Notes 5.750%, 11/15/05	990,707
450,000	United States Treasury Notes 5.875%, 11/15/05	454,184
13,252,000	United States Treasury Notes 7.000%, 07/15/06	13,711,155
315,000	United States Treasury Notes 3.500%, 11/15/06	314,643
586,000	United States Treasury Notes 4.375%, 05/15/07 (d)	593,805
246,000	United States Treasury Notes 3.250%, 08/15/07	244,011
682,000	United States Treasury Notes 3.000%, 11/15/07	672,090
753,000	United States Treasury Notes 5.500%, 02/15/08	787,856
5,073,000	United States Treasury Notes 5.625%, 05/15/08	5,340,520
86,000	United States Treasury Notes 4.750%, 11/15/08	88,849
2,000,000	United States Treasury Notes 3.125%, 04/15/09	1,959,922
108,000	United States Treasury Notes 4.000%, 06/15/09	109,164
97,000	United States Treasury Notes 5.000%, 02/15/11	103,059
370,000	United States Treasury Notes 4.750%, 05/15/14	392,605

See accompanying notes to schedule of investments and financial statements.

MSF-297

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Preferred Stocks—0.1%

Face Amount		Value (Note 1)

	U.S. Treasury—(Continued)
$1,005,000	United States Treasury Notes 4.125%, 05/15/15	$1,019,682
1,665,202	United States Treasury Notes (TII) 4.250%, 01/15/10	1,873,871
2,067,836	United States Treasury Notes (TII) 3.000%, 07/15/12	2,271,226

		42,020,105

	Yankee—0.9%
70,000	Anderson Exploration, Ltd. 6.750%, 03/15/11	76,582
50,000	Consumers International, Inc. 10.250%, 04/01/49 (g) (i)	0
489,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	662,096
335,000	EnCana Holdings Finance Corp. 5.800%, 05/01/14	359,480
171,000	France Telecom S.A. 8.500%, 03/01/11 (d)	198,441
350,000	Hydro-Quebec 6.300%, 05/11/11	386,741
279,000	Mizuho Financial Group Cayman, Ltd. (144A) 5.790%, 04/15/14	293,466
100,000	Norsk Hydro A/S 7.750%, 06/15/23	131,907
129,000	PCCW-HKTC Capital, Ltd. (144A) 6.000%, 07/15/13	136,967
95,000	State of Israel 4.625%, 06/15/13	94,009
208,000	Telecom Italia Capital S.A. 5.250%, 11/15/13	211,163
244,000	Telecom Italia Capital S.A. (144A) 6.000%, 09/30/34	249,105
375,000	TransCanada Pipelines, Ltd. 7.150%, 06/15/06	384,774
308,000	Tyco International Group S.A. 6.750%, 02/15/11	341,911
360,000	UFJ Finance Aruba AEC 6.750%, 07/15/13	401,473
600,000	United Mexican States 6.625%, 03/03/15	660,300

		4,588,415

	Total Bonds & Notes (Identified Cost $188,104,317)	191,741,615

Shares		Value (Note 1)

	Diversified Financial Services—0.1%
300,000	RBS Capital Trust II 12/29/49 (d)	$332,779

	Total Preferred Stocks (Identified Cost $300,000)	332,779

Short Term Investments—2.2%
Face Amount

	Commercial Paper—2.2%
$5,468,000	Merrill Lynch & Co., Inc. 3.370%, 07/01/05	$5,468,000
5,133,000	Morgan Stanley 3.360%, 07/01/05	5,133,000

		10,601,000

	Total Short Term Investments (Identified Cost $10,601,000)	10,601,000

	Total Investments—100.0% (Identified Cost $462,426,247) (a)	491,001,424
	Other assets less liabilities	31,834

	Total Net Assets—100%	$491,033,258

See accompanying notes to schedule of investments and financial statements.

MSF-298

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$491,001,424
Cash		444
Receivable for:
Securities sold		705,813
Fund shares sold		534,318
Dividends and interest		2,545,359
Foreign taxes		17,518

Total Assets		494,804,876
Liabilities
Payable for:
Fund shares redeemed	$636,126
Securities purchased	2,691,019
Withholding taxes	4,453
Accrued expenses:
Management fees	203,557
Service and distribution fees	39,052
Deferred directors fees	81,871
Other expenses	115,540

Total Liabilities		3,771,618

Net Assets		$491,033,258

Net assets consist of:
Capital paid in		$482,670,985
Undistributed net investment income		6,035,877
Accumulated net realized losses		(26,248,977)
Unrealized appreciation (depreciation) on investments and foreign currency		28,575,373

Net Assets		$491,033,258

Computation of offering price:
Class A
Net asset value and redemption price per share ($266,644,635 divided by 1,840,434 shares outstanding)		$144.88

Class B
Net asset value and redemption price per share ($132,491,696 divided by 922,157 shares outstanding)		$143.68

Class E
Net asset value and redemption price per share ($91,896,927 divided by 636,504 shares outstanding)		$144.38

Identified cost of investments		$462,426,247

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Dividends		$2,982,113 (a)
Interest		4,724,418

		7,706,531
Expenses
Management fees	$1,191,886
Service and distribution fees—Class B	151,188
Service and distribution fees—Class E	68,943
Directors’ fees and expenses	11,175
Custodian	150,642
Audit and tax services	13,475
Legal	8,173
Printing	46,124
Insurance	4,530
Miscellaneous	2,056

Total expenses before reductions	1,648,192
Expense reductions	(23,285)	1,624,907

Net Investment Income		6,081,624

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	7,795,344
Foreign currency transactions—net	268	7,795,612

Unrealized appreciation (depreciation) on:
Investments—net	(9,468,415)
Foreign currency transactions—net	(1,755)	(9,470,170)

Net gain (loss)		(1,674,558)

Net Increase (Decrease) in Net Assets From Operations		$4,407,066

(a)	Net of foreign taxes of $48,796.

See accompanying notes to financial statements.

MSF-299

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$6,081,624	$8,657,806
Net realized gain	7,795,612	16,968,720
Unrealized appreciation (depreciation)	(9,470,170)	22,960,869

Increase (decrease) in net assets from operations	4,407,066	48,587,395

From Distributions to Shareholders
Net investment income
Class A	(4,703,791)	(4,731,075)
Class B	(1,973,530)	(1,035,374)
Class E	(1,482,414)	0

	(8,159,735)	(5,766,449)

Net realized gain
Class A	(2,982,672)	(811,699)
Class B	(1,444,578)	(190,798)
Class E	(1,051,155)	0

	(5,478,405)	(1,002,497)

Total distributions	(13,638,140)	(6,768,946)

Increase (decrease) in net assets from capital shares transactions	38,501,970	241,760,896

Total increase (decrease) in net assets	29,270,896	283,579,345

Net Assets
Beginning of the period	461,762,362	178,183,017

End of the period	$491,033,258	$461,762,362

Undistributed (Overdistributed) Net Investment Income
End of the period	$6,035,877	$8,113,988

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	173,831	$25,345,787	962,828	$130,384,480
Shares issued through acquisition	0	0	178,716	23,379,079
Reinvestments	54,421	7,686,463	40,628	5,542,774
Redemptions	(205,029)	(29,889,274)	(440,746)	(60,806,360)

Net increase (decrease)	23,223	$3,142,976	741,426	$98,499,973

Class B
Sales	314,347	$45,445,748	358,733	$49,425,208
Shares issued through acquisition	0	0	231,742	28,384,889
Reinvestments	24,392	3,418,108	9,056	1,226,172
Redemptions	(121,753)	(17,598,434)	(110,400)	(15,154,511)

Net increase (decrease)	216,986	$31,265,422	489,131	$63,881,758

Class E
Sales	116,140	$16,884,774	116,224	$16,206,863
Shares issued through acquisition	0	0	618,249	80,753,908
Reinvestments	17,995	2,533,569	0	0
Redemptions	(105,417)	(15,324,771)	(126,687)	(17,581,606)

Net increase (decrease)	28,718	$4,093,572	607,786	$79,379,165

Increase (decrease) derived from capital share transactions	268,927	$38,501,970	1,838,343	$241,760,896

See accompanying notes to financial statements.

MSF-300

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$147.96		$138.13	$119.83	$141.92	$185.92	$196.82

Income From Investment Operations
Net investment income	1.78		3.60	3.30	3.89	4.60	6.49
Net realized and unrealized gain (loss) on investments	(0.59)		11.53	16.79	(10.18)	(11.61)	(12.98)

Total from investment operations	1.19		15.13	20.09	(6.29)	(7.01)	(6.49)

Less Distributions
Distributions from net investment income	(2.61)		(4.52)	(1.79)	(4.47)	(6.60)	0.00
Distributions from net realized capital gains	(1.66)		(0.78)	0.00	(11.33)	(30.39)	(4.41)

Total distributions	(4.27)		(5.30)	(1.79)	(15.80)	(36.99)	(4.41)

Net Asset Value, End of Period	$144.88		$147.96	$138.13	$119.83	$141.92	$185.92

Total Return (%)	0.9	(b)	11.3	17.0	(5.4)	(3.8)	(3.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.60	(c)	0.64	0.69	0.66	0.63	0.58
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.59	(c)	0.63	0.69	—	—	—
Ratio of net investment income to average net assets (%)	2.46	(c)	2.60	2.55	2.98	2.96	3.14
Portfolio turnover rate (%)	55	(c)	89	62	91	160	48
Net assets, end of period (000)	$266,645		$268,870	$148,601	$133,092	$157,716	$181,270

	Class B						Class E
	Six months ended June 30, 2005		Year ended December 31,		May 1, 2002(a) through December 31, 2002		Six months ended June 30, 2005		April 26, 2004(a) through December 31, 2004
			2004	2003
Net Asset Value, Beginning of Period	$146.59		$136.93	$119.01	$129.24		$147.29		$135.61

Income From Investment Operations
Net investment income	1.49		3.64	2.53	0.99		1.84		2.33
Net realized and unrealized gain (loss) on investments	(0.48)		11.01	17.11	(11.22)		(0.76)		9.35

Total from investment operations	1.01		14.65	19.64	(10.23)		1.08		11.68

Less Distributions
Distributions from net investment income	(2.26)		(4.21)	(1.72)	0.00		(2.33)		0.00
Distributions from net realized capital gains	(1.66)		(0.78)	0.00	0.00		(1.66)		0.00

Total distributions	(3.92)		(4.99)	(1.72)	0.00		(3.99)		0.00

Net Asset Value, End of Period	$143.68		$146.59	$136.93	$119.01		$144.38		$147.29

Total Return (%)	0.8	(b)	11.0	16.7	(7.9	)(b)	0.8	(b)	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	(c)	0.89	0.94	0.91	(c)	0.75	(c)	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	(c)	0.88	0.94	—		0.74	(c)	0.78	(c)
Ratio of net investment income to average net assets (%)	2.65	(c)	2.39	2.30	2.75	(c)	2.70	(c)	2.57	(c)
Portfolio turnover rate (%)	55	(c)	89	62	91		55	(c)	89
Net assets, end of period (000)	$132,492		$103,373	$29,582	$7,168		$91,897		$89,519

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-301

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—104.5% of Total Net Assets

Face Amount		Value (Note 1)

	Aerospace & Defense—0.3%
$425,000	Lockheed Martin Corp. 8.500%, 12/01/29	$613,775
1,500,000	Northrop Grumman Corp. 7.125%, 02/15/11	1,696,447
410,000	Northrop Grumman Corp. 7.750%, 02/15/31	554,588

		2,864,810

	Airlines—0.0%
475,000	Southwest Airlines Co. 5.125%, 03/01/17	465,775

	Asset Backed—8.8%
765,000	Archstone Smith Operations Trust 5.625%, 08/15/14	802,875
1,600,000	Ares VIII CLO, Ltd. (144A) 3.783%, 02/26/16 (d)	1,650,720
554,766	Asset Backed Funding Corp. (144A) 4.450%, 05/26/34	551,601
8,250,000	BMW Vehicle Owner Trust 4.040%, 02/25/09 (d)	8,263,877
7,775,000	Capital Auto Receivables Asset 4.050%, 07/15/09 (d)	7,784,696
2,605,000	Citibank Credit Card Issuance Trust 7.450%, 09/15/07	2,624,807
1,000,000	Citibank Credit Card Issuance Trust 6.650%, 05/15/08	1,022,699
10,350,000	DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	10,280,148
9,850,000	Discover Card Master Trust I 3.330%, 11/17/09 (d)	9,869,405
713,946	Distribution Financial Services Trust 5.670%, 01/17/17	715,868
2,725,000	Ford Credit Auto Owner Trust 4.790%, 11/15/06	2,726,406
9,100,000	Ford Credit Auto Owner Trust 3.480%, 11/15/08	9,040,664
7,700,000	Ford Credit Auto Owner Trust 4.170%, 01/15/09 (d)	7,718,399
637,389	Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (d)	637,389
1,123,343	Knollwood CDO, Ltd. (144A) 4.320%, 01/10/39 (d)	1,114,221
271,207	Long Beach Asset Holdings Corp. (144A) 4.940%, 06/25/34	270,719
1,350,000	MBNA Credit Card Master Note Trust 6.550%, 12/15/08	1,384,869
4,000,000	MBNA Credit Card Master Note Trust 4.950%, 06/15/09	4,066,726
6,715,000	MBNA Credit Card Master Note Trust 3.300%, 07/15/10	6,600,374
1,125,000	MBNA Credit Card Master Note Trust 7.000%, 02/15/12	1,249,058
2,425,000	Option One Mortgage Loan Trust 1.850%, 11/25/32 (d)	2,442,580

Face Amount		Value (Note 1)

	Asset Backed—(Continued)
$615,000	Pemex Project Funding Master Trust (144A) 5.750%, 12/15/15	$612,233
2,575,000	Residential Asset Securities Corp. 2.850%, 01/25/33 (d)	2,595,167
3,900,000	Structured Asset Investment Loan Trust 3.050%, 04/25/33 (d)	3,920,122
4,300,000	USAA Auto Owner Trust 3.160%, 02/17/09	4,253,833

		92,199,456

	Auto Parts—0.2%
405,000	ArvinMeritor, Inc. 8.750%, 03/01/12 (c)	422,213
1,100,000	Briggs & Stratton Corp. 8.875%, 03/15/11	1,256,750

		1,678,963

	Automobiles—0.1%
590,000	DaimlerChrysler North America Holding Corp. 8.500%, 01/18/31 (c)	747,473
75,000	Navistar International Corp. (144A) 6.250%, 03/01/12	72,375

		819,848

	Biotechnology—0.1%
585,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	625,950

	Building & Construction—0.5%
235,000	Beazer Homes USA, Inc. 8.375%, 04/15/12	252,037
2,600,000	Centex Home Equity Loan Trust 3.150%, 12/25/32 (d)	2,637,037
750,000	D.R. Horton, Inc. 8.500%, 04/15/12	817,519
800,000	Hovnanian Enterprises, Inc. 6.250%, 01/15/15 (c)	790,000
330,000	KB Home 6.250%, 06/15/15	335,502
690,000	Lennar Corp. (144A) 5.600%, 05/31/15	707,136
245,000	Pulte Homes, Inc. 6.000%, 02/15/35 (c)	238,373

		5,777,604

	Building Products—0.0%
85,000	Georgia Pacific Corp. 8.000%, 01/15/24	97,750

	Business Services—0.0%
385,000	Service Corp. International 7.700%, 04/15/09	411,950

	Capital Markets—0.2%
1,987,000	Lehman Brothers Holdings, Inc. 4.000%, 01/22/08	1,979,896

See accompanying notes to schedule of investments and financial statements.

MSF-302

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Chemicals—0.1%
$1,125,000	FMC Corp. 10.250%, 11/01/09	$1,267,031

	Collateralized Mortgage Obligations—14.3%
5,225,000	Bank of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,228,292
5,225,000	Bank of America Commercial Mortgage, Inc. 4.668%, 07/10/43	5,261,738
2,075,000	Bear Stearns Commercial Mortgage Securities, Inc. 7.080%, 07/15/31	2,271,302
5,506,800	Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	5,532,895
6,000,000	Capital Transition Funding, LLC 5.010%, 01/15/10	6,064,329
5,230,000	Chase Commercial Mortgage Security Corp. 7.319%, 10/15/32	5,886,671
1,825,000	Cheyne Investment Grade CDO I (144A) 2.920%, 09/26/09 (d)	1,788,500
4,820,000	Commercial Mortgage Pass Through Certificates 7.416%, 08/15/33	5,384,216
5,200,000	General Electric Commercial Mortgage Corp. 4.578%, 06/10/48	5,239,741
3,981,210	GGP Mall Properties Trust (144A) 5.558%, 11/15/11	4,057,315
5,150,000	GMAC Commercial Mortgage Services, Inc. 7.455%, 08/16/33	5,807,007
5,100,000	GS Mortgage Securities Corp. 4.751%, 07/10/39	5,172,285
1,650,000	Irwin Land, LLC 5.400%, 12/15/47	1,689,055
1,916,468	iStar Asset Receivables Trust (144A) 2.200%, 08/28/22 (d)	1,917,671
2,300,000	JPMorgan Commercial Mortgage Finance Corp. 7.238%, 09/15/29	2,499,940
5,385,000	JPMorgan Commercial Mortgage Finance Corp. 6.507%, 10/15/35	5,731,294
5,480,000	LB-UBS Commercial Mortgage Trust 7.950%, 05/15/25 (d)	6,266,584
8,651,991	LB-UBS Commercial Mortgage Trust 5.642%, 12/15/25 (d)	8,962,804
4,839,642	LB-UBS Commercial Mortgage Trust 4.071%, 09/15/26	4,811,797
4,075,000	LB-UBS Commercial Mortgage Trust 4.559%, 09/15/27 (d)	4,109,181
4,195,642	LB-UBS Commercial Mortgage Trust 3.881%, 08/15/29 (d)	4,164,858
3,194,195	LB-UBS Commercial Mortgage Trust (144A) 6.155%, 07/14/16	3,377,550
2,306,215	Morgan Stanley Capital I, Inc. (144A) 7.220%, 07/15/29	2,398,719
1,525,000	Morgan Stanley Capital, Inc. 6.210%, 11/15/31	1,606,977
5,531,990	Mortgage Capital Funding, Inc. 6.423%, 06/18/30	5,816,367
1,675,000	NationsLink Funding Corp. 6.476%, 08/20/30	1,769,557
1,325,000	NationsLink Funding Corp. 6.795%, 08/20/30	1,421,052

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$4,825,000	Nomura Asset Securities Corp. 6.590%, 03/15/30	$5,121,152
2,525,000	Residential Asset Security Mortgage Pass Through Certificates 2.850%, 04/25/33 (d)	2,563,081
5,860,000	Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	6,483,711
661,827	Salomon Brothers Mortgage Securities VII, Inc. (144A) 6.134%, 02/18/34 (d)	677,310
4,344,137	Wachovia Bank Commercial Mortgage Trust 3.477%, 08/15/41 (d)	4,288,321
4,950,000	Wachovia Bank Commercial Mortgage Trust 4.935%, 04/15/42	5,076,257
5,875,000	Washington Mutual, Inc. 3.420%, 05/25/33 (d)	5,783,503
4,750,000	Washington Mutual, Inc. 3.700%, 06/25/33 (d)	4,657,989
1,747,689	Washington Mutual, Inc. 4.560%, 06/25/33 (d)	1,744,397

		150,633,418

	Computers & Business Equipment—0.1%
1,450,000	Xerox Corp. 6.875%, 08/15/11	1,537,000

	Containers & Glass—0.1%
1,125,000	Ball Corp. 6.875%, 12/15/12	1,181,250

	Drugs & Heath Care—0.0%
475,000	AmerisourceBergen Corp. 7.250%, 11/15/12	523,094

	Electrical Equipment—0.1%
800,000	Thomas & Betts Corp. 7.250%, 06/01/13	877,210

	Electrical Utilities—1.2%
189,238	AES Ironwood, LLC 8.857%, 11/30/25	214,312
1,900,000	Dominion Resources, Inc. 8.125%, 06/15/10	2,189,161
875,000	Dominion Resources, Inc. 7.195%, 09/15/14	1,016,187
460,325	Elwood Energy LLC 8.159%, 07/05/26	519,017
1,965,000	First Energy Corp. 7.375%, 11/15/31	2,401,973
2,075,000	Indiana Michigan Power Co. 6.125%, 12/15/06	2,131,859
947,000	Peco Energy Co. 4.750%, 10/01/12	964,703
3,085,000	Progress Energy, Inc. 7.100%, 03/01/11	3,436,585
90,000	Reliant Energy, Inc. 6.750%, 12/15/14	87,975

		12,961,772

	Electronics—0.3%
725,000	Fisher Scientific International, Inc. 8.000%, 09/01/13	828,312
1,175,000	Loral Corp. 7.000%, 09/15/23	1,423,642

See accompanying notes to schedule of investments and financial statements.

MSF-303

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Electronics—(Continued)
$1,000,000	PerkinElmer, Inc. 8.875%, 01/15/13 (c)	$1,112,500

		3,364,454

	Federal Agencies—37.8%
157,327	Federal Home Loan Bank 4.500%, 03/01/19	156,763
2,672,492	Federal Home Loan Bank 4.500%, 05/01/19	2,662,916
2,015,869	Federal Home Loan Bank 4.500%, 07/01/19	2,008,646
2,869,039	Federal Home Loan Bank 4.500%, 12/01/19	2,858,759
7,198,687	Federal Home Loan Bank 5.500%, 07/01/33	7,307,868
10,092,927	Federal Home Loan Mortgage Corp. 4.500%, 05/01/18	10,060,685
10,775,000	Federal Home Loan Mortgage Corp. 3.150%, 06/04/08	10,548,660
53,663	Federal Home Loan Mortgage Corp. 9.000%, 12/01/09	56,096
4,200,000	Federal Home Loan Mortgage Corp. 5.000%, 03/15/18	4,298,247
8,844,320	Federal Home Loan Mortgage Corp. 5.500%, 03/15/34	9,106,804
7,630,818	Federal Home Loan Mortgage Corp. 5.500%, 05/15/34	7,865,454
6,200,000	Federal Home Loan Mortgage Corp. 3.620%, 02/15/35	6,219,375
16,849,396	Federal Home Loan Mortgage Corp. 4.776%, 03/01/35 (d)	16,946,234
13,800,000	Federal Home Loan Mortgage Corp. 5.000%, TBA	13,950,944
18,613,000	Federal National Mortgage Association 2.250%, 02/28/06 (c)	18,438,652
2,525,000	Federal National Mortgage Association 2.350%, 04/29/06	2,496,041
534	Federal National Mortgage Association 7.750%, 09/01/06	538
18,275,000	Federal National Mortgage Association 4.000%, 10/16/06 (c)	18,313,213
4,235,000	Federal National Mortgage Association 3.000%, 03/02/07	4,179,670
9,575,000	Federal National Mortgage Association 2.750%, 07/23/07	9,372,881
3,095,000	Federal National Mortgage Association 2.920%, 08/15/07 (d)	3,093,230
27,434	Federal National Mortgage Association 7.750%, 03/01/08	27,958
3,250	Federal National Mortgage Association 7.750%, 04/01/08	3,312
63,291	Federal National Mortgage Association 8.250%, 07/01/08	64,819
14,975,000	Federal National Mortgage Association 4.000%, 01/26/09	14,949,692
78,707	Federal National Mortgage Association 8.500%, 02/01/09	81,959

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$14,152	Federal National Mortgage Association 8.500%, 09/01/09	$14,677
4,650,000	Federal National Mortgage Association 5.500%, 03/15/11	4,987,818
9,250,000	Federal National Mortgage Association 6.000%, 05/15/11 (c)	10,173,094
373,307	Federal National Mortgage Association 6.500%, 07/01/14	388,758
3,950,000	Federal National Mortgage Association 5.125%, 05/27/15	3,991,984
13,962	Federal National Mortgage Association 9.000%, 04/01/16	14,830
914,884	Federal National Mortgage Association 6.000%, 07/01/16	946,518
5,064,720	Federal National Mortgage Association 6.500%, 04/01/17	5,274,814
3,056,222	Federal National Mortgage Association 5.000%, 06/01/18	3,092,856
2,321,085	Federal National Mortgage Association 4.500%, 10/01/18	2,312,201
24,999	Federal National Mortgage Association 5.500%, 08/01/19	25,679
3,324,453	Federal National Mortgage Association 5.000%, 06/01/23	3,351,442
1,967,402	Federal National Mortgage Association 5.500%, 01/01/24	2,008,353
361,105	Federal National Mortgage Association 6.500%, 11/01/27	375,453
2,255,713	Federal National Mortgage Association 6.500%, 12/01/29 (d)	2,342,573
4,352,452	Federal National Mortgage Association 5.500%, 04/01/33	4,415,985
519,219	Federal National Mortgage Association 5.000%, 11/01/33	519,948
4,342,281	Federal National Mortgage Association 5.500%, 11/01/33	4,405,666
15,278,585	Federal National Mortgage Association 5.500%, 04/01/34	15,501,608
5,428,640	Federal National Mortgage Association 5.500%, 05/25/34	5,581,476
1,993,751	Federal National Mortgage Association 4.500%, 02/01/35	1,950,921
4,751,825	Federal National Mortgage Association 4.500%, 03/01/35	4,649,747
4,820,000	Federal National Mortgage Association 3.390%, 03/25/35 (d)	4,881,002
3,568,379	Federal National Mortgage Association 4.500%, 04/01/35	3,491,724
3,400,000	Federal National Mortgage Association 5.000%, 04/25/35	3,461,196
1,058,209	Federal National Mortgage Association 4.500%, 05/01/35	1,035,477
4,180,000	Federal National Mortgage Association 5.500%, 07/25/35	4,336,750
10,800,000	Federal National Mortgage Association 4.500%, TBA	10,749,370

See accompanying notes to schedule of investments and financial statements.

MSF-304

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$16,283,811	Federal National Mortgage Association	$16,354,908
30,600,000	Federal National Mortgage Association 5.500%, TBA	31,012,076
40,400,000	Federal National Mortgage Association 6.000%, TBA	41,372,105
4,457	Government National Mortgage Association 7.500%, 05/15/07	4,582
613,271	Government National Mortgage Association 7.500%, 12/15/14	650,655
10,654	Government National Mortgage Association 9.000%, 10/15/16	11,611
19,355	Government National Mortgage Association 8.500%, 01/15/17	21,117
13,638	Government National Mortgage Association 8.500%, 02/15/17	14,879
27,447	Government National Mortgage Association 8.500%, 03/15/17	29,945
24,294	Government National Mortgage Association 8.500%, 05/15/17	26,505
2,653	Government National Mortgage Association 8.500%, 10/15/21	2,917
4,647	Government National Mortgage Association 8.500%, 11/15/21	5,108
5,543	Government National Mortgage Association 8.500%, 05/15/22	6,101
420,364	Government National Mortgage Association 6.500%, 05/15/29	440,005
49,229	Government National Mortgage Association 8.000%, 11/15/29	53,227
7,598,750	Government National Mortgage Association 5.500%, 04/15/33	7,768,627
2,292,623	Government National Mortgage Association 6.000%, 09/20/33	2,361,590
12,363,506	Government National Mortgage Association 5.000%, 10/20/33	12,438,347
3,757,509	Government National Mortgage Association 6.000%, 10/20/33	3,883,350
5,182,759	Government National Mortgage Association 6.000%, 11/20/33	5,338,665
3,788,161	Government National Mortgage Association 6.000%, 02/20/34	3,901,736
2,900,000	Government National Mortgage Association 6.500%, TBA	3,028,688

		398,078,080

	Finance & Banking—13.0%
1,500,000	Allstate Financial Global Funding, LLC (144A) 5.250%, 02/01/07	1,527,267
7,830,000	Bank of America Corp. 5.250%, 02/01/07	7,990,930
1,250,000	Bank of New York 3.800%, 02/01/08	1,239,893
375,000	Barclays Bank, Plc. (144A) 6.860%, 09/29/49 (d)	440,931
795,000	Barclays Bank, Plc. (144A) 8.550%, 09/29/49 (d) (e)	956,445

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$4,575,000	Berkshire Hathaway Financial Corp. (144A) 4.125%, 01/15/10	$4,547,596
6,065,000	Citigroup, Inc. 5.500%, 08/09/06	6,163,168
17,715,000	Citigroup, Inc. 3.500%, 02/01/08	17,465,272
2,500,000	Citigroup, Inc. 4.125%, 02/22/10	2,491,125
525,000	Citigroup, Inc. 5.850%, 12/11/34	580,357
1,025,000	Credit Suisse First Boston 4.700%, 06/01/09	1,041,581
5,700,000	DEPFA ACS BANK (144A) 4.250%, 08/16/10 (c)	5,724,339
2,225,000	Deutsche Bank AG 3.843%, 03/15/07 (d)	2,221,262
1,175,000	Devon Financing Corp. 7.875%, 09/30/31	1,528,325
1,750,000	First National Bank of Boston 7.375%, 09/15/06	1,817,284
4,850,000	General Electric Capital Corp. 3.125%, 11/09/06	4,790,476
13,250,000	General Electric Capital Corp. 3.450%, 07/16/07	13,076,783
9,650,000	General Electric Capital Corp. 4.125%, 09/01/09	9,617,026
425,000	General Motors Acceptance Corp. 4.602%, 09/23/08 (d)	392,908
880,000	GMAC Bank GmbH 4.750%, 09/14/09, (EUR)	970,299
1,850,000	HBOS, Plc. (144A) 3.500%, 11/30/07	1,826,316
3,010,000	Household Finance Corp. 6.400%, 06/17/08	3,187,987
7,450,000	HSBC Bank USA, N.A. 3.870%, 06/07/07	7,399,854
675,000	Huntington National Bank 2.750%, 10/16/06	664,187
750,000	Liberty Mutual Group, Inc. (144A) 6.500%, 03/15/35	743,100
1,325,000	Nationwide Building Society 2.625%, 01/30/07	1,296,948
1,370,000	Nationwide Building Society (144A) 4.250%, 02/01/10	1,366,587
775,000	Prudential Financial, Inc. 5.400%, 06/13/35	773,826
2,480,000	RBS Capital Trust I 4.709%, 12/29/49 (d) (c)	2,446,728
4,150,000	Simon Debartolo Group, L.P. 6.875%, 11/15/06	4,275,405
305,000	SLM Corp. 4.000%, 01/15/10	301,293
460,000	Sprint Capital Corp. 6.875%, 11/15/28	528,026
1,150,000	Sprint Capital Corp. 8.750%, 03/15/32	1,599,777
2,200,000	U.S. Bank N.A. 2.850%, 11/15/06	2,163,704
1,122,000,000	UBS, AG Zero Coupon, 09/27/05, (JPY)	10,123,594
1,400,000	USA Education, Inc. 5.625%, 04/10/07	1,435,350
1,010,000	Wellpoint, Inc. 5.950%, 12/15/34	1,102,477

See accompanying notes to schedule of investments and financial statements.

MSF-305

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$1,465,000	Wells Fargo & Co. 5.125%, 02/15/07	$1,489,221
2,550,000	Wells Fargo & Co. 4.000%, 08/15/08	2,545,496
6,135,000	Wells Fargo & Co. 4.200%, 01/15/10	6,131,767

		135,984,910

	Financial Services—0.3%
145,000	BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14	162,400
760,000	General Electric Capital Corp. 5.375%, 03/15/07 (c)	776,471
1,480,000	Verizon Global Funding Corp. 7.750%, 12/01/30	1,911,048

		2,849,919

	Food & Beverages—0.2%
1,650,000	Smithfield Foods, Inc. 7.000%, 08/01/11	1,736,625

	Forest Products & Paper—0.0%
460,000	Abitibi-Consolidated Co. 8.375%, 04/01/15 (c)	469,200

	Gas & Oil—0.9%
1,300,000	Amerada Hess Corp. 7.125%, 03/15/33	1,541,946
540,000	Anadarko Finance Co. 7.500%, 05/01/31	681,749
320,000	Chesapeake Energy Corp. 7.750%, 01/15/15	345,600
365,000	Chesapeake Energy Corp. (144A) 6.250%, 01/15/18	359,525
530,000	ConocoPhillips 5.900%, 10/15/32 (c)	595,420
605,000	Dynegy Holdings, Inc. (144A) 10.125%, 07/15/13	683,650
950,000	Enterprise Products Partners, L.P. 5.600%, 10/15/14	977,598
75,000	Exelon Corp. 5.625%, 06/15/35	75,606
110,000	KCS Energy, Inc. (144A) 7.125%, 04/01/12	112,200
1,145,000	Newfield Exploration Co. 6.625%, 09/01/14	1,199,387
1,375,000	Petro CDA 5.950%, 05/15/35	1,438,350
730,000	Plains Exploration & Production Co. 7.125%, 06/15/14 (c)	781,100
175,000	Tenaska Alabama Partners, L.P. (144A) 7.000%, 06/30/21	177,188

		8,969,319

	Gas & Pipeline Utilities—0.0%
155,000	Transcontinental Gas Pipe Line 8.875%, 07/15/12	184,450

Face Amount		Value (Note 1)

	Hotels & Restaurants—0.1%
$260,000	John Q Hammons Hotels, L.P. 8.875%, 05/15/12	$283,400
195,000	Mohegan Tribal Gaming Authority (144A) 6.125%, 02/15/13	196,950
105,000	Wynn Las Vegas, LLC (144A) 6.625%, 12/01/14	102,113

		582,463

	Industrial Conglomerates—0.1%
900,000	United Technologies Corp. 4.875%, 05/01/15	920,629
400,000	United Technologies Corp. 8.875%, 11/15/19	560,717

		1,481,346

	Investment Brokerage—1.0%
6,520,000	JPMorgan Chase & Co. 5.350%, 03/01/07	6,650,328
3,560,000	JPMorgan Chase & Co. 5.250%, 05/30/07	3,634,404

		10,284,732

	Leisure Equipment & Products—0.1%
535,000	K2, Inc. 7.375%, 07/01/14 (c)	563,088

	Media—1.3%
2,560,000	Comcast Corp. 7.050%, 03/15/33	3,022,449
325,000	Comcast Corp. 5.650%, 06/15/35	323,637
550,000	Cox Communications, Inc. 4.625%, 06/01/13 (c)	533,891
400,000	DIRECTV Holdings, LLC (144A) 6.375%, 06/15/15	398,000
1,375,000	EchoStar DBS Corp. 5.750%, 10/01/08	1,366,406
1,500,000	Lamar Media Corp. 7.250%, 01/01/13 (c)	1,582,500
125,000	Movie Gallery, Inc. (144A) 11.000%, 05/01/12 (c)	131,250
2,500,000	News America Holdings, Inc. 6.200%, 12/15/34	2,623,733
2,665,000	Time Warner, Inc. 7.700%, 05/01/32	3,371,286
570,000	Viacom, Inc. 6.625%, 05/15/11 (c)	612,241

		13,965,393

	Metals & Mining—0.1%
650,000	Noranda, Inc. 5.500%, 06/15/17	648,624

	Pharmaceuticals—0.3%
1,595,000	Bristol Myers Squibb Co. 5.750%, 10/01/11	1,706,475
1,100,000	Merck & Co., Inc. 4.750%, 03/01/15	1,109,817

		2,816,292

See accompanying notes to schedule of investments and financial statements.

MSF-306

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Railroads & Equipment—0.1%
$700,000	Union Pacific Corp. 7.125%, 02/01/28	$858,686

	Real Estate—0.6%
225,000	American Real Estate Partners 8.125%, 06/01/12	231,750
125,000	American Real Estate Partners (144A) 7.125%, 02/15/13	122,500
900,000	Belvoir Land LLC (144A) 5.270%, 12/15/47	923,175
1,410,000	EOP Operating, L.P. 6.630%, 04/13/15 (d)	1,578,045
670,000	EOP Operating, L.P. 7.250%, 06/15/28	781,012
2,505,000	Rouse Co. 5.375%, 11/26/13 (c)	2,426,829

		6,063,311

	Retail—0.3%
1,265,000	Delhaize America, Inc. 9.000%, 04/15/31	1,579,326
270,000	Federated Department Stores, Inc. 6.790%, 07/15/27	305,183
250,000	Federated Department Stores, Inc. 7.000%, 02/15/28	290,642
270,000	The Kroger Co. 7.800%, 08/15/07	288,596
235,000	The May Deptartment Stores Co. 7.875%, 03/01/30	297,169
350,000	The May Deptartment Stores Co. 6.700%, 07/15/34	391,308

		3,152,224

	Semiconductors—0.0%
225,000	Magna Chip Semiconductor S.A. (144A) 6.660%, 12/15/11 (d)	222,750
30,000	Magna Chip Semiconductor S.A. (144A) 6.875%, 12/15/11	29,400

		252,150

	Telecommunications—1.4%
325,000	America Movil S.A. de C.V. 6.375%, 03/01/35 (c)	317,151
500,000	AOL Time Warner, Inc. 7.625%, 04/15/31	624,445
725,000	AT&T Broadband Corp. 8.375%, 03/15/13	884,029
2,045,000	BellSouth Corp. 4.200%, 09/15/09	2,037,744
4,150,000	BellSouth Corp. (144A) 4.258%, 04/26/21 (d)	4,160,163
80,000	Cincinnati Bell, Inc. 7.250%, 07/15/13 (c)	84,000
110,000	Citizens Communications Co. 6.250%, 01/15/13 (c)	106,425
565,000	Qwest Corp. (144A) 6.671%, 06/15/13 (d)	578,419

Face Amount		Value (Note 1)

	Telecommunications—(Continued)
$1,350,000	SBC Communications, Inc. 5.100%, 09/15/14	$1,380,324
750,000	SBC Communications, Inc. 6.450%, 06/15/34 (c)	843,239
3,900,000	SBC Communications, Inc. (144A) 4.389%, 06/05/21 (d)	3,909,555

		14,925,494

	U.S. Treasury—16.9%
9,075,000	United States Treasury Bond Strips Zero Coupon, 08/15/25	3,780,073
14,875,000	United States Treasury Bonds 8.875%, 02/15/19 (c)	22,113,205
10,525,000	United States Treasury Bonds 8.750%, 08/15/20 (c)	15,836,841
7,300,000	United States Treasury Bonds 6.250%, 05/15/30 (c)	9,508,535
11,100,000	United States Treasury Bonds 5.375%, 02/15/31 (c)	13,098,000
9,142,000	United States Treasury Notes 3.125%, 01/31/07 (c)	9,069,860
24,315,000	United States Treasury Notes 3.375%, 02/28/07 (c)	24,208,622
40,635,000	United States Treasury Notes 3.750%, 03/31/07 (c)	40,696,887
14,065,000	United States Treasury Notes 3.625%, 04/30/07 (c)	14,057,306
8,285,000	United States Treasury Notes 3.500%, 05/31/07 (c)	8,259,756
4,876,909	United States Treasury Notes 2.000%, 07/15/14 (c)	5,025,313
12,118,708	United States Treasury Notes 1.625%, 01/15/15	12,074,681

		177,729,079

	Yankee—3.6%
780,000	Barclays Bank, Plc. 1.000%, 12/15/34 (d)	796,575
205,000	British Telecommunications, Plc. 8.875%, 12/15/30 (d)	289,389
460,000	Crown European Holdings, S.A. 10.875%, 03/01/13	540,500
435,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	588,981
500,000	EnCana Corp. 6.500%, 08/15/34	573,818
3,575,000	Federal Republic of Germany 4.750%, 07/04/34, (EUR)	5,159,087
3,050,000	Federal Republic of Germany 4.000%, 01/04/37, (EUR)	3,925,466
500,000	France Telecom S.A. 9.250%, 03/01/31 (d)	697,103
235,000	Ispat Inland ULC 9.750%, 04/01/14	273,775
2,400,000	Japan Finance Corp. for Municipal Enterprises 4.625%, 04/21/15	2,441,674
480,000	JSC Kazkommertsbank 8.500%, 04/16/13	510,192

See accompanying notes to schedule of investments and financial statements.

MSF-307

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

TBA Sale Commitments—(5.2)%

Face Amount		Value (Note 1)

	Yankee—(Continued)
$300,000	Kazkommerts International BV (144A) 7.875%, 04/07/14	$307,500
1,050,000	Luscar Coal, Ltd. 9.750%, 10/15/11	1,155,000
775,000	Rogers Wireless Communications, Inc. 6.375%, 03/01/14	788,563
350,000	Rogers Wireless Communications, Inc. 7.500%, 03/15/15	380,625
4,725,000	State of Israel 5.500%, 12/04/23	5,293,663
2,925,000	Telecom Italia Capital (144A) 4.950%, 09/30/14	2,896,174
1,090,000	TuranAlem Finance BV (144A) 8.000%, 03/24/14	1,100,900
325,000	TuranAlem Finance BV 8.500%, 02/10/15	335,595
5,200,000	United Mexican States 4.625%, 10/08/08	5,233,800
1,075,000	United Mexican States 6.625%, 03/03/15 (c)	1,183,037
975,000	United Mexican States 8.300%, 08/15/31	1,213,875
2,330,000	Vodafone Airtouch, Plc. 7.750%, 02/15/10	2,660,359

		38,345,651

	Total Bonds & Notes (Identified Cost $1,090,544,133)	1,099,208,267

Options Purchased—0.0%
Shares

	Put—0.0%
134,000	U.S. Treasury Notes 10 Year Futures, 08/26/05	27,219

	Total Options Purchased (Identified Cost $63,688)	27,219

Face Amount		Value (Note 1)

	Federal Agencies—(5.2)%
$(6,000,000)	Federal Home Loan Mortgage Corp. 4.500%, TBA	$(5,971,872)
(7,900,000)	Federal National Mortgage Association 4.500%, TBA	(7,724,715)
(8,400,000)	Federal National Mortgage Association 4.500%, TBA	(8,360,621)
(10,500,000)	Federal National Mortgage Association	(10,516,407)
(15,000,000)	Federal National Mortgage Association 5.500%, TBA	(15,202,444)
(6,300,000)	Federal National Mortgage Association 6.000%, TBA	(6,451,590)

		(54,227,649)

	Total TBA Sale Commitments (Identified Cost $(54,184,422))	(54,227,649)

Short Term Investments—4.9%

	Discount Notes—4.9%
51,900,000	Federal Home Loan Bank 2.650%, 07/01/05	51,900,000

	Total Short Term Investments (Identified Cost $51,900,000)	51,900,000

	Total Investments—104.2% (Identified Cost $1,088,323,399) (a)	1,096,907,837
	Other assets less liabilities	(44,622,623)

	Total Net Assets—100%	$1,052,285,214

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Total Value	Unrealized Appreciation
Euro (sold)	07/26/05	7,142,127	$9,372,756	$8,648,392	$724,364
Euro (sold)	07/26/05	756,800	959,297	916,408	42,889

Net Unrealized Appreciation					$767,253

Futures Contracts
Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/05	Unrealized Appreciation/ Depreciation
Interest Rate Swap 10 Year Futures	09/19/05	364	$40,999,144	$41,086,500	$87,356
U.S. Treasury Bond Futures	09/21/05	167	19,640,242	19,831,250	191,008

Futures Contracts Short
Federal Republic of Germany 5 Year Futures	09/08/05	(244)	(33,943,265)	(34,137,310)	(194,045)
U.S. Treasury Notes 10 Year Futures	09/21/05	(162)	(18,382,722)	(18,381,937)	785
U.S. Treasury Notes 5 Year Futures	09/21/05	(598)	(65,059,748)	(65,116,593)	(56,845)

Net Unrealized Appreciation					$28,259

See accompanying notes to schedule of investments and financial statements.

MSF-308

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Options Written
Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/05	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 10 Year Futures 112	08/31/05	(169)	$(79,834)	$(314,234)	$(234,400)
U.S. Treasury Notes 10 Year Futures 113	08/31/05	(125)	(69,963)	(146,484)	(76,521)

Options Written-Puts
U.S. Treasury Notes 10 Year Futures 106	08/31/05	(185)	$(156,732)	$(2,890)	$153,842
U.S. Treasury Notes 10 Year Futures 105	08/31/05	(41)	(21,026)	(641)	20,385

Net Unrealized Depreciation					$(136,694)

See accompanying notes to schedule of investments and financial statements.

MSF-309

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$1,096,907,837
Cash		1,246,399
Foreign cash at value (Identified cost $89,491)		87,532
Collateral for securities loaned		216,377,488
Receivable for:
Securities sold		183,392,426
Fund shares sold		1,042,893
Open forward currency contracts—net		766,812
Accrued interest		8,925,040
Futures variation margin		4,716

Total Assets		1,508,751,143
Liabilities
Payable for:
Fund shares redeemed	$943,105
Securities purchased	237,914,536
Options written, at fair value (premiums received $327,555)	464,249
Interest	105,315
Return of collateral for securities loaned	216,377,488
Accrued expenses:
Management fees	341,292
Service and distribution fees	46,839
Deferred directors fees	68,414
Other expenses	204,691

Total Liabilities		456,465,929

Net Assets		$1,052,285,214

Net assets consist of:
Capital paid in		$1,020,004,857
Undistributed net investment income		19,596,608
Accumulated net realized gains		3,490,781
Unrealized appreciation (depreciation) on investments, options, foreign currency and futures contracts		9,192,968

Net Assets		$1,052,285,214

Computation of offering price:
Class A
Net asset value and redemption price per share ($792,786,280 divided by 7,183,433 shares outstanding)		$110.36

Class B
Net asset value and redemption price per share ($194,498,530 divided by 1,780,944 shares outstanding)		$109.21

Class E
Net asset value and redemption price per share ($65,000,404 divided by 592,586 shares outstanding)		$109.69

Identified cost of investments		$1,088,323,399

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Interest		$22,271,011	(a)

Expenses
Management fees	$2,036,878
Service and distribution fees—Class B	206,221
Service and distribution fees—Class E	48,065
Directors’ fees and expenses	12,294
Custodian	134,784
Audit and tax services	8,293
Legal	19,437
Printing	137,106
Insurance	10,903
Miscellaneous	8,103

Total expenses before reductions	2,622,084
Management fee waiver	(3,263)	2,618,821

Net Investment Income		19,652,190

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	7,467,752
Options—net	85,285
Foreign currency transactions—net	(129,284)
Futures contracts—net	(551,748)	6,872,005

Unrealized appreciation (depreciation) on:
Investments—net	(3,995,772)
Options—net	(173,163)
Foreign currency transactions—net	749,354
Futures contracts—net	191,426	(3,228,155)

Net gain (loss)		3,643,850

Net Increase (Decrease) in Net Assets From Operations		$23,296,040

(a)	Includes income on securities loaned of $87,232.

See accompanying notes to financial statements.

MSF-310

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six month ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$19,652,190	$35,668,981
Net realized gain	6,872,005	16,880,606
Unrealized depreciation	(3,228,155)	(9,471,324)

Increase (decrease) in net assets from operations	23,296,040	43,078,263

From Distributions to Shareholders
Net investment income
Class A	(31,613,861)	(34,576,323)
Class B	(6,590,078)	(3,976,521)
Class E	(2,475,382)	(2,362,593)

	(40,679,321)	(40,915,437)

Net realized gain
Class A	(9,133,664)	(14,435,269)
Class B	(2,022,515)	(1,731,879)
Class E	(744,936)	(1,006,674)

	(11,901,115)	(17,173,822)

Total distributions	(52,580,436)	(58,089,259)

Increase (decrease) in net assets from capital share transactions	58,627,578	19,770,599

Total increase (decrease) in net assets	29,343,182	4,759,603

Net Assets
Beginning of the period	1,022,942,032	1,018,182,429

End of the period	$1,052,285,214	$1,022,942,032

Undistributed (Overdistributed) Net Investment Income
End of the period	$19,596,608	$40,623,739

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	397,486	$44,570,463	792,346	$88,779,665
Reinvestments	375,276	40,747,525	448,290	49,011,592
Redemptions	(752,034)	(84,380,616)	(1,701,977)	(191,608,040)

Net increase (decrease)	20,728	$937,372	(461,341)	$(53,816,783)

Class B
Sales	534,309	$59,314,823	610,575	$68,057,046
Reinvestments	80,125	8,612,593	52,700	5,708,400
Redemptions	(105,938)	(11,769,322)	(186,723)	(20,811,316)

Net increase (decrease)	508,496	$56,158,094	476,552	$52,954,130

Class E
Sales	41,208	$4,610,049	298,502	$33,713,876
Reinvestments	29,834	3,220,318	30,990	3,369,267
Redemptions	(56,284)	(6,298,255)	(147,691)	(16,449,891)

Net increase (decrease)	14,758	$1,532,112	181,801	$20,633,252

Increase (decrease) derived from capital share transactions	543,982	$58,627,578	197,012	$19,770,599

See accompanying notes to financial statements.

MSF-311

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$113.72		$115.62	$112.74	$109.33	$109.66	$101.40

Income From Investment Operations
Net investment income	2.29		4.44	4.55	5.30	5.92	7.82
Net realized and unrealized gain (loss) on investments	0.23		0.41	1.93	3.57	3.20	0.44

Total from investment operations	2.52		4.85	6.48	8.87	9.12	8.26

Less Distributions
Distributions from net investment income	(4.56)		(4.76)	(3.60)	(5.46)	(9.45)	0.00
Distributions from net realized capital gains	(1.32)		(1.99)	0.00	0.00	0.00	0.00

Total distributions	(5.88)		(6.75)	(3.60)	(5.46)	(9.45)	0.00

Net Asset Value, End of Period	$110.36		$113.72	$115.62	$112.74	$109.33	$109.66

Total Return (%)	2.3	(b)	4.4	5.9	8.5	8.8	8.1
Ratio of operating expenses to average net assets (%)	0.46	(c)	0.46	0.47	0.51	0.49	0.47
Ratio of net investment income to average net assets (%)	3.89	(c)	3.57	3.69	4.53	5.99	7.37
Portfolio turnover rate (%)	1111	(c)	458	428	356	271	81
Net assets, end of period (000)	$792,786		$814,560	$881,513	$939,369	$349,417	$283,140

	Class B							Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001		Six months ended June 30, 2005		Year ended December 31,		April 23, 2002(a) through December 31, 2002
			2004	2003	2002					2004	2003
Net Asset Value, Beginning of Period	$112.47		$114.51	$111.84	$108.70	$103.37		$112.97		$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	1.96		3.78	3.57	5.41	0.84		2.25		3.52	3.19	1.70
Net realized and unrealized gain (loss) on investments	0.39		0.73	2.58	3.11	4.49		0.16		1.12	3.09	5.42

Total from investment operations	2.35		4.51	6.15	8.52	5.33		2.41		4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(4.29)		(4.56)	(3.48)	(5.38)	0.00		(4.37)		(4.66)	(3.56)	0.00
Distributions from net realized capital gains	(1.32)		(1.99)	0.00	0.00	0.00		(1.32)		(1.99)	0.00	0.00

Total distributions	(5.61)		(6.55)	(3.48)	(5.38)	0.00		(5.69)		(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$109.21		$112.47	$114.51	$111.84	$108.70		$109.69		$112.97	$114.98	$112.26

Total Return (%)	2.2	(b)	4.2	5.6	8.2	5.2	(b)	2.2	(b)	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.71	(c)	0.71	0.72	0.76	0.74	(c)	0.61	(c)	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	3.67	(c)	3.35	3.40	4.28	5.07	(c)	3.74	(c)	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	1111	(c)	458	428	356	271		1111	(c)	458	428	356
Net assets, end of period (000)	$194,499		$143,107	$91,135	$47,690	$7,931		$65,000		$65,275	$45,534	$18,318

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-312

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—98.6% of Total Net Assets

Face Amount		Value (Note 1)

	Aerospace & Defense—0.3%
$700,000	Lockheed Martin Corp. 8.200%, 12/01/09 (c)	$801,984
900,000	Lockheed Martin Corp. 7.375%, 04/15/13	1,066,085
233,000	Raytheon Co. 6.750%, 08/15/07	244,864
460,000	The Boeing Co. 7.250%, 06/15/25	585,218
200,000	United Technologies Corp. 7.500%, 09/15/29 (c)	265,736

		2,963,887

	Agricultural Machinery—0.1%
300,000	Deere & Co. 7.850%, 05/15/10 (c)	345,742
850,000	Deere & Co. 6.950%, 04/25/14 (c)	999,877

		1,345,619

	Airlines—0.1%
750,000	Southwest Airlines Co. 6.500%, 03/01/12	817,776

	Aluminum—0.2%
300,000	Alcoa, Inc. 6.500%, 06/01/11 (c)	331,085
400,000	Alcoa, Inc. 6.000%, 01/15/12	433,337
1,000,000	Alcoa, Inc. 5.375%, 01/15/13 (c)	1,049,307

		1,813,729

	Asset Backed—1.9%
1,500,000	BMW Vehicle Owner Trust 3.320%, 02/25/09	1,482,407
2,700,000	BMW Vehicle Owner Trust 4.280%, 02/25/10	2,715,606
190,000	California Infrastructure-Pacific Gas & Electric Co. 6.480%, 12/26/09	198,765
3,000,000	Capital One Master Trust 4.900%, 03/15/10	3,051,282
226,682	CenterPoint Energy Transition Bond Co., LLC 3.840%, 09/15/07	226,751
500,000	CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	514,823
500,000	Centex Home Equity Loan Trust 3.750%, 12/25/31	494,350
225,868	Chase Funding Mortgage Loan 6.550%, 03/25/13	229,550
2,000,000	Chase Funding Mortgage Loan 4.585%, 05/25/15	2,009,204
500,000	Chase Funding Mortgage Loan 3.303%, 11/25/29	490,705
240,925	Chase Manhattan Auto Owner Trust 1.520%, 05/15/07 (d)	239,527
125,000	Chemical Credit Card Master Trust I 5.980%, 09/15/08	126,383
190,000	Citibank Credit Card Issuance Trust 7.450%, 09/15/07	191,445
600,000	Citibank Credit Card Master Trust I 6.100%, 05/15/08	611,072
435,000	Detroit Edison Co. 6.190%, 03/01/13	470,626

Face Amount		Value (Note 1)

	Asset Backed—(Continued)
$2,475,000	Kreditanstalt Fuer Wiederaufbank 3.375%, 01/23/08	$2,448,460
2,300,000	MBNA Credit Card Master Trust 4.200%, 09/15/10	2,310,879
1,000,000	Pemex Project Funding Master Trust (144A) 9.250%, 03/30/18	1,285,000
200,000	Standard Credit Card Master Trust I 7.250%, 04/07/08	205,003
401,313	WFS Financial Owner Trust 5.180%, 03/20/09	402,618

		19,704,456

	Automobiles—0.4%
2,600,000	DaimlerChrylser North America Holdings Corp. 7.750%, 01/18/11	2,934,878
600,000	DaimlerChrysler North America Holdings Corp. 6.400%, 05/15/06	611,716
350,000	DaimlerChrysler North America Holdings Corp. 8.000%, 06/15/10 (c)	394,393
580,000	Ford Motor Co. 7.450%, 07/16/31	482,490

		4,423,477

	Banks—1.0%
230,000	ABN-AMRO Bank NV (New York Branch) 7.750%, 05/15/23	303,624
500,000	ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	632,831
150,000	Bank of America Corp. 7.800%, 02/15/10	172,108
1,000,000	Bank of America Corp. 4.750%, 08/15/13 (c)	1,015,208
1,000,000	Bank of America Corp. 5.125%, 11/15/14	1,035,434
500,000	Bank One Corp. 5.500%, 03/26/07	512,315
1,500,000	Bank One Corp. 7.600%, 05/01/07	1,592,687
800,000	Bank One Texas 6.250%, 02/15/08	838,900
500,000	Fleet National Bank 5.750%, 01/15/09	524,856
500,000	SunTrust Bank (Atlanta) 7.250%, 09/15/06	519,417
300,000	Wells Fargo & Co. 5.900%, 05/21/06	304,836
500,000	Wells Fargo & Co. 5.125%, 09/01/12 (c)	520,067
2,000,000	Wells Fargo & Co. 5.000%, 11/15/14 (c)	2,059,186

		10,031,469

	Building & Construction—0.1%
250,000	Caterpillar, Inc. 7.250%, 09/15/09	278,459
500,000	Centex Corp. 7.500%, 01/15/12 (c)	568,277

		846,736

	Chemicals—0.3%
2,000,000	Chevron Phillips Chemical Co., LLC 5.375%, 06/15/07	2,033,731
300,000	E. I. du Pont de Nemours 6.875%, 10/15/09 (c)	332,136
500,000	Praxair, Inc. 6.625%, 10/15/07	527,077
60,000	Rohm & Haas Co. 7.400%, 07/15/09	66,713

		2,959,657

See accompanying notes to schedule of investments and financial statements.

MSF-313

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—3.6%
$800,000	Bear Stearns Commercial Mortgage Securities, Inc. 7.080%, 07/15/31	$875,658
200,000	Bear Stearns Commercial Mortgage Securities, Inc. 7.780%, 02/15/32	226,454
1,000,000	Bear Stearns Commercial Mortgage Securities, Inc. 7.891%, 02/15/32 (d)	1,145,494
500,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.610%, 11/15/33	532,659
500,000	Bear Stearns Commercial Mortgage Securities, Inc. 6.480%, 02/15/35	550,797
250,000	Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	265,187
1,000,000	Citigroup Commercial Mortage Trust 5.291%, 04/15/40	1,063,462
1,000,000	Credit Suisse First Boston Mortgage 5.416%, 05/15/36 (d)	1,060,525
2,000,000	Credit Suisse First Boston Mortgage 3.382%, 05/15/38	1,918,398
500,000	First Union Commercial Mortgage Trust 6.070%, 10/15/35	525,563
448,012	First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	470,858
2,210,000	Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	2,192,239
1,000,000	Greenwich Capital Commercial Funding Corp. 5.317%, 06/10/36 (d)	1,054,950
2,000,000	Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	1,998,271
1,000,000	JPMorgan Chase Commercial Mortgage Securities Corp. 6.044%, 11/15/35	1,048,129
1,333,394	JPMorgan Chase Commercial Mortgage Securities Corp. 4.275%, 01/12/37	1,331,727
4,622,335	JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 03/12/39	4,568,733
1,650,000	LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27	1,640,192
2,000,000	LB-UBS Commercial Mortgage Trust 6.653%, 11/15/27	2,224,701
500,000	LB-UBS Commercial Mortgage Trust 6.462%, 03/15/31	557,335
250,000	Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	263,949
786,242	Morgan Stanley Capital I, Inc. 6.550%, 03/15/30	824,405
998,963	Morgan Stanley Capital I, Inc. 6.540%, 07/15/30	1,051,582
700,000	Morgan Stanley Dean Witter Capital I Trust 7.200%, 10/15/33	782,187
500,000	Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	508,867
1,000,000	Salomon Brothers Commercial Mortgage Trust 6.428%, 12/18/35	1,096,383
500,000	Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	512,868
400,000	Structured Asset Securities Corp. 6.950%, 10/12/34	418,416

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$1,000,000	Trizechahn Office Properties Trust (144A) 6.211%, 03/15/13	$1,053,371
1,445,000	Wachovia Bank Commercial Mortgage Trust 6.287%, 04/15/34	1,595,115
3,000,000	Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (d)	3,114,735

		36,473,210

	Computers & Business Equipment—0.3%
1,000,000	International Business Machines Corp. 4.750%, 11/29/12	1,019,140
1,000,000	International Business Machines Corp. 7.500%, 06/15/13	1,186,706
425,000	International Business Machines Corp. 8.375%, 11/01/19	565,608

		2,771,454

	Conglomerates—0.1%
930,000	General Electric Co. 5.000%, 02/01/13	960,561
300,000	Honeywell International, Inc. 7.500%, 03/01/10	341,912

		1,302,473

	Cosmetics & Personal Care—0.3%
850,000	Procter & Gamble Co. 6.875%, 09/15/09	941,505
2,000,000	Procter & Gamble Co. 4.950%, 08/15/14	2,075,205
200,000	Procter & Gamble Co. 6.450%, 01/15/26	237,075

		3,253,785

	Diversified Financial Services—0.1%
1,375,000	RBS Capital Trust II 6.425%, 12/29/49 (d)	1,525,911

	Drugs & Heath Care—0.6%
300,000	Abbott Laboratories 5.625%, 07/01/06	305,135
400,000	Anthem, Inc. 6.800%, 08/01/12	454,127
1,950,000	Baxter International, Inc. 5.250%, 05/01/07	1,988,025
250,000	Johnson & Johnson 6.950%, 09/01/29 (c)	326,110
300,000	Merck & Co., Inc. 5.950%, 12/01/28	333,030
3,000,000	Wyeth 5.500%, 02/01/14	3,162,705

		6,569,132

	Electrical Utilities—1.4%
150,000	Consolidated Edison Co. of New York, Inc. 6.450%, 12/01/07	157,660
1,000,000	Consolidated Edison Co. of New York, Inc. 7.500%, 09/01/10	1,152,236
1,445,000	Dominion Resources, Inc. 7.625%, 07/15/05	1,446,299
3,925,000	Duke Capital 7.500%, 10/01/09 (c)	4,356,710
500,000	Duke Energy Co. 6.250%, 01/15/12	544,844
300,000	Exelon Generation Co., LLC 6.950%, 06/15/11	337,294

See accompanying notes to schedule of investments and financial statements.

MSF-314

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Electrical Utilities—(Continued)
$226,829	Niagara Mohawk Power Corp. 7.625%, 10/01/05	$228,902
950,000	Oncor Electric Delivery Co. 7.000%, 05/01/32	1,146,130
2,600,000	Progress Energy, Inc. 7.100%, 03/01/11	2,896,312
500,000	PSE&G Power, LLC 7.750%, 04/15/11	578,005
1,000,000	PSE&G Power, LLC 8.625%, 04/15/31	1,389,802
400,000	Virginia Electric & Power Co. 5.375%, 02/01/07	407,310

		14,641,504

	Environmental Control—0.1%
1,265,000	USA Waste Services, Inc. 7.000%, 07/15/28	1,464,387

	Federal Agencies—44.9%
13,500,000	Federal Home Loan Bank 3.375%, 02/23/07 (c)	13,411,012
1,500,000	Federal Home Loan Bank 4.250%, 11/13/09	1,514,252
3,000,000	Federal Home Loan Bank 4.375%, 03/17/10 (c)	3,048,076
6,500,000	Federal Home Loan Mortgage Corp. 3.500%, 09/15/07	6,458,492
8,630,000	Federal Home Loan Mortgage Corp. 4.250%, 07/15/09	8,726,558
2,000,000	Federal Home Loan Mortgage Corp. 4.000%, 12/15/09 (c)	2,003,030
2,875,000	Federal Home Loan Mortgage Corp. 7.000%, 03/15/10	3,241,097
66,215	Federal Home Loan Mortgage Corp. 7.000%, 06/01/11	69,351
3,000,000	Federal Home Loan Mortgage Corp. 4.500%, 01/15/15 (c)	3,053,912
79,543	Federal Home Loan Mortgage Corp. 7.000%, 12/01/15	83,310
152,251	Federal Home Loan Mortgage Corp. 7.500%, 03/01/16	161,150
146,854	Federal Home Loan Mortgage Corp. 6.000%, 04/01/16	151,821
1,780,470	Federal Home Loan Mortgage Corp. 6.000%, 05/01/17	1,840,785
1,786,137	Federal Home Loan Mortgage Corp. 5.500%, 11/01/17	1,833,633
10,613,661	Federal Home Loan Mortgage Corp. 5.000%, 05/01/18	10,743,123
3,884,118	Federal Home Loan Mortgage Corp. 4.500%, 09/01/18	3,871,264
5,823,137	Federal Home Loan Mortgage Corp. 4.500%, 10/01/18	5,801,504
2,785,165	Federal Home Loan Mortgage Corp. 5.000%, 12/01/18	2,819,137
8,375,438	Federal Home Loan Mortgage Corp. 4.500%, 04/01/19	8,343,248
2,602,142	Federal Home Loan Mortgage Corp. 4.000%, 06/01/19	2,545,530

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$4,663,044	Federal Home Loan Mortgage Corp. 4.500%, 06/01/19	$4,645,058
4,387,560	Federal Home Loan Mortgage Corp. 5.000%, 06/01/19	4,438,544
1,283,667	Federal Home Loan Mortgage Corp. 4.500%, 08/01/19	1,279,067
122,450	Federal Home Loan Mortgage Corp. 7.500%, 08/01/24	131,126
37,000	Federal Home Loan Mortgage Corp. 7.500%, 11/01/24	39,622
29,543	Federal Home Loan Mortgage Corp. 8.000%, 02/01/27	31,940
99,445	Federal Home Loan Mortgage Corp. 7.500%, 10/01/27	106,354
16,541	Federal Home Loan Mortgage Corp. 7.000%, 12/01/27	17,451
55,375	Federal Home Loan Mortgage Corp. 8.000%, 10/01/28	59,867
146,427	Federal Home Loan Mortgage Corp. 6.000%, 11/01/28	150,494
45,474	Federal Home Loan Mortgage Corp. 7.000%, 11/01/28	47,947
102,278	Federal Home Loan Mortgage Corp. 6.000%, 12/01/28	105,119
252,999	Federal Home Loan Mortgage Corp. 6.000%, 02/01/29	259,870
88,280	Federal Home Loan Mortgage Corp. 6.000%, 04/01/29	90,677
37,232	Federal Home Loan Mortgage Corp. 7.000%, 04/01/29	39,276
1,958,517	Federal Home Loan Mortgage Corp. 5.500%, 05/01/29	1,991,846
39,456	Federal Home Loan Mortgage Corp. 6.000%, 05/01/29	40,528
18,176	Federal Home Loan Mortgage Corp. 7.000%, 05/01/29	19,173
44,663	Federal Home Loan Mortgage Corp. 7.000%, 06/01/29	47,115
169,825	Federal Home Loan Mortgage Corp. 7.000%, 07/01/29	179,147
39,434	Federal Home Loan Mortgage Corp. 6.500%, 10/01/29	40,996
145,401	Federal Home Loan Mortgage Corp. 7.500%, 10/01/29	155,147
69,264	Federal Home Loan Mortgage Corp. 6.500%, 02/01/30	72,009
86,769	Federal Home Loan Mortgage Corp. 7.500%, 05/01/30	92,577
484,398	Federal Home Loan Mortgage Corp. 7.000%, 01/01/31	510,577
965,000	Federal Home Loan Mortgage Corp. 6.750%, 03/15/31	1,276,088
51,239	Federal Home Loan Mortgage Corp. 6.000%, 06/01/31	52,599
16,928	Federal Home Loan Mortgage Corp. 6.000%, 07/01/31	17,378

See accompanying notes to schedule of investments and financial statements.

MSF-315

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$435,698	Federal Home Loan Mortgage Corp. 6.000%, 08/01/31	$447,262
163,312	Federal Home Loan Mortgage Corp. 6.500%, 08/01/31	169,564
828,277	Federal Home Loan Mortgage Corp. 6.000%, 09/01/31	850,260
66,098	Federal Home Loan Mortgage Corp. 6.500%, 10/01/31	68,629
352,596	Federal Home Loan Mortgage Corp. 6.500%, 11/01/31	366,094
135,846	Federal Home Loan Mortgage Corp. 7.000%, 12/01/31	143,188
3,920,420	Federal Home Loan Mortgage Corp. 6.500%, 03/01/32	4,068,527
2,040,719	Federal Home Loan Mortgage Corp. 6.000%, 04/01/32	2,093,014
3,379,677	Federal Home Loan Mortgage Corp. 6.500%, 04/01/32	3,507,355
1,000,000	Federal Home Loan Mortgage Corp. 6.250%, 07/15/32	1,254,970
554,065	Federal Home Loan Mortgage Corp. 6.000%, 11/01/32	568,263
5,074,728	Federal Home Loan Mortgage Corp. 5.000%, 10/01/33	5,082,819
3,100,651	Federal Home Loan Mortgage Corp. 5.000%, 03/01/34	3,104,579
5,484,979	Federal Home Loan Mortgage Corp. 5.500%, 06/01/34	5,563,674
2,498,107	Federal Home Loan Mortgage Corp. 6.000%, 06/01/34	2,561,561
5,000,000	Federal National Mortgage Association 2.500%, 06/15/06	4,939,148
5,500,000	Federal National Mortgage Association 4.750%, 01/02/07	5,565,746
21,165,000	Federal National Mortgage Association 2.375%, 02/15/07	20,690,265
3,025,000	Federal National Mortgage Association 3.250%, 08/15/08	2,968,257
6,000,000	Federal National Mortgage Association 3.250%, 02/15/09	5,861,761
3,400,000	Federal National Mortgage Association 6.625%, 11/15/10	3,815,695
950,000	Federal National Mortgage Association 5.500%, 03/15/11	1,017,504
72,021	Federal National Mortgage Association 7.000%, 04/01/12	75,422
35,398	Federal National Mortgage Association 6.500%, 01/01/13	36,894
3,327	Federal National Mortgage Association 6.500%, 04/01/13	3,467
153,656	Federal National Mortgage Association 6.500%, 06/01/13	160,148
3,797	Federal National Mortgage Association 6.500%, 07/01/13	3,957
1,965,838	Federal National Mortgage Association 6.000%, 09/01/13	2,032,532

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$1,100,501	Federal National Mortgage Association 6.000%, 10/01/13	$1,137,837
71,316	Federal National Mortgage Association 7.000%, 02/01/14	74,684
238,360	Federal National Mortgage Association 6.000%, 03/01/14	246,447
7,350,000	Federal National Mortgage Association 4.125%, 04/15/14	7,296,930
37,025	Federal National Mortgage Association 6.000%, 06/01/14	38,281
72,604	Federal National Mortgage Association 6.500%, 06/01/14	75,666
147,295	Federal National Mortgage Association 6.000%, 07/01/14	152,293
58,264	Federal National Mortgage Association 6.000%, 09/01/14	60,241
1,000,000	Federal National Mortgage Association 5.000%, 04/15/15	1,056,534
60,066	Federal National Mortgage Association 7.500%, 08/01/15	63,592
5,895,939	Federal National Mortgage Association 6.500%, 04/01/17	6,144,495
1,975,281	Federal National Mortgage Association 6.000%, 09/01/17	2,042,449
2,303,569	Federal National Mortgage Association 5.500%, 11/01/17	2,364,741
897,594	Federal National Mortgage Association 5.500%, 02/01/18	921,423
4,808,507	Federal National Mortgage Association 5.500%, 04/01/18	4,936,161
1,876,327	Federal National Mortgage Association 5.000%, 06/01/18	1,899,152
6,710,389	Federal National Mortgage Association 4.500%, 07/01/18	6,686,491
2,248,303	Federal National Mortgage Association 5.000%, 01/01/19	2,275,253
2,659,189	Federal National Mortgage Association 4.000%, 04/01/19	2,606,001
1,758,951	Federal National Mortgage Association 4.500%, 05/01/19	1,752,321
3,310,631	Federal National Mortgage Association 4.000%, 01/01/20	3,244,187
3,886,590	Federal National Mortgage Association 5.000%, 02/01/20	3,931,981
186,375	Federal National Mortgage Association 7.000%, 10/01/21	196,984
2,120,274	Federal National Mortgage Association 5.500%, 07/01/23	2,164,407
1,109,380	Federal National Mortgage Association 5.500%, 01/01/24	1,130,128
3,461,699	Federal National Mortgage Association 5.000%, 02/01/24	3,476,028
3,537,421	Federal National Mortgage Association 5.500%, 07/01/24	3,609,937
3,000,000	Federal National Mortgage Association 5.500%, 07/01/25 (d)	3,061,602

See accompanying notes to schedule of investments and financial statements.

MSF-316

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$41,886	Federal National Mortgage Association 7.500%, 09/01/25	$44,820
3,344	Federal National Mortgage Association 7.000%, 06/01/26	3,534
46,271	Federal National Mortgage Association 7.500%, 06/01/26	49,494
2,583	Federal National Mortgage Association 8.000%, 10/01/26	2,792
4,484	Federal National Mortgage Association 7.500%, 09/01/27	4,794
2,262	Federal National Mortgage Association 7.500%, 11/01/27	2,419
28,135	Federal National Mortgage Association 7.500%, 03/01/28	30,036
764,267	Federal National Mortgage Association 6.500%, 05/01/28	794,500
112,118	Federal National Mortgage Association 7.000%, 06/01/28	118,191
106,470	Federal National Mortgage Association 6.000%, 08/01/28	109,441
1,312	Federal National Mortgage Association 7.500%, 08/01/28	1,400
20,773	Federal National Mortgage Association 6.000%, 11/01/28	21,352
18,653	Federal National Mortgage Association 6.000%, 12/01/28	19,173
1,600,904	Federal National Mortgage Association 6.500%, 12/01/28	1,664,233
56,433	Federal National Mortgage Association 6.500%, 03/01/29	58,664
345,507	Federal National Mortgage Association 6.500%, 04/01/29	359,169
39,224	Federal National Mortgage Association 6.500%, 05/01/29	40,775
115,224	Federal National Mortgage Association 7.500%, 07/01/29	123,183
11,228	Federal National Mortgage Association 6.500%, 08/01/29	11,672
176,428	Federal National Mortgage Association 7.000%, 09/01/29	186,060
121,583	Federal National Mortgage Association 7.000%, 10/01/29	128,221
50,048	Federal National Mortgage Association 7.500%, 10/01/29	53,395
1,800	Federal National Mortgage Association 8.000%, 11/01/29	1,942
7,655	Federal National Mortgage Association 7.000%, 12/01/29	8,073
438,196	Federal National Mortgage Association 6.500%, 05/01/30	455,523
46,292	Federal National Mortgage Association 8.000%, 05/01/30	49,907
2,675,000	Federal National Mortgage Association 7.250%, 05/15/30	3,719,337
18,418	Federal National Mortgage Association 7.500%, 07/01/30	19,645

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$44,347	Federal National Mortgage Association 8.000%, 11/01/30	$47,809
2,450,000	Federal National Mortgage Association 6.625%, 11/15/30 (c)	3,178,938
34,773	Federal National Mortgage Association 8.000%, 01/01/31	37,488
66,286	Federal National Mortgage Association 8.000%, 02/01/31	71,462
311,722	Federal National Mortgage Association 6.000%, 06/01/31	320,024
235,339	Federal National Mortgage Association 6.500%, 09/01/31	244,327
1,367,104	Federal National Mortgage Association 7.000%, 01/01/32	1,440,459
59,624	Federal National Mortgage Association 6.500%, 02/01/32	62,344
203,234	Federal National Mortgage Association 7.000%, 04/01/32	214,162
614,676	Federal National Mortgage Association 6.500%, 06/01/32	637,790
848,919	Federal National Mortgage Association 7.000%, 06/01/32	894,564
1,858,983	Federal National Mortgage Association 6.000%, 09/01/32	1,906,772
1,372,487	Federal National Mortgage Association 5.500%, 10/01/32	1,392,045
776,488	Federal National Mortgage Association 6.000%, 01/01/33	796,449
3,194,357	Federal National Mortgage Association 5.500%, 02/01/33	3,239,823
1,434,465	Federal National Mortgage Association 6.000%, 02/01/33	1,470,780
6,326,057	Federal National Mortgage Association 5.500%, 03/01/33	6,416,097
2,966,433	Federal National Mortgage Association 6.000%, 03/01/33	3,041,530
2,442,841	Federal National Mortgage Association 6.000%, 04/01/33	2,504,684
11,042,614	Federal National Mortgage Association 5.500%, 05/01/33	11,199,785
4,028,716	Federal National Mortgage Association 6.000%, 05/01/33	4,130,707
2,760,315	Federal National Mortgage Association 5.000%, 07/01/33	2,761,149
1,844,168	Federal National Mortgage Association 4.500%, 08/01/33	1,806,341
4,226,208	Federal National Mortgage Association 5.000%, 08/01/33	4,227,485
7,668,816	Federal National Mortgage Association 5.500%, 08/01/33	7,777,967
3,470,096	Federal National Mortgage Association 5.000%, 09/01/33	3,474,966
1,196,423	Federal National Mortgage Association 6.500%, 09/01/33	1,238,424
3,523,275	Federal National Mortgage Association 4.500%, 10/01/33	3,451,749

See accompanying notes to schedule of investments and financial statements.

MSF-317

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$12,224,536	Federal National Mortgage Association 5.000%, 10/01/33	$12,241,266
1,356,187	Federal National Mortgage Association 5.500%, 10/01/33	1,375,983
1,470,310	Federal National Mortgage Association 6.500%, 10/01/33	1,521,927
10,711,685	Federal National Mortgage Association 5.500%, 12/01/33	10,864,146
5,652,519	Federal National Mortgage Association 5.500%, 02/01/34	5,733,151
3,880,954	Federal National Mortgage Association 5.000%, 03/01/34	3,882,127
2,993,064	Federal National Mortgage Association 5.500%, 03/01/34	3,035,760
2,846,537	Federal National Mortgage Association 4.500%, 04/01/34	2,784,731
9,586,063	Federal National Mortgage Association 5.000%, 04/01/34	9,597,849
2,091,826	Federal National Mortgage Association 5.500%, 04/01/34	2,121,665
2,845,529	Federal National Mortgage Association 5.000%, 05/01/34	2,848,599
4,333,942	Federal National Mortgage Association 6.000%, 05/01/34	4,444,911
3,360,851	Federal National Mortgage Association 5.500%, 06/01/34	3,408,793
6,514,637	Federal National Mortgage Association 5.000%, 09/01/34	6,516,655
4,000,001	Federal National Mortgage Association 5.500%, 09/01/34	4,055,975
4,461,610	Federal National Mortgage Association 6.000%, 09/01/34	4,575,229
4,582,721	Federal National Mortgage Association 6.500%, 10/01/34	4,743,601
8,896,082	Federal National Mortgage Association 6.000%, 11/01/34	9,122,629
10,429,217	Federal National Mortgage Association 5.500%, 12/01/34	10,577,203
2,899,474	Federal National Mortgage Association 5.500%, 01/01/35	2,940,047
4,000,001	Federal National Mortgage Association 6.000%, 01/01/35	4,102,556
4,982,411	Federal National Mortgage Association 5.000%, 02/01/35	4,985,525
5,838,325	Federal National Mortgage Association 5.500%, 02/01/35	5,921,608
2,987,084	Federal National Mortgage Association 5.000%, 04/01/35	2,988,951
3,990,637	Federal National Mortgage Association 5.500%, 04/01/35	4,047,640
1,997,564	Federal National Mortgage Association 5.000%, 05/01/35	1,998,221
5,000,000	Federal National Mortgage Association 5.500%, 06/01/35	5,070,668
300,000	Federal National Mortgage Association 6.210%, 08/06/38	377,384

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$5,000,000	Federal National Mortgage Association 4.000%, TBA	$4,896,875
6,837	Government National Mortgage Association 8.000%, 09/15/16	7,362
16,181	Government National Mortgage Association 6.500%, 05/15/23	16,941
84,139	Government National Mortgage Association 9.000%, 11/15/24	92,339
18,000	Government National Mortgage Association 8.000%, 08/15/26	19,435
26,818	Government National Mortgage Association 8.000%, 09/15/26	28,956
304,001	Government National Mortgage Association 6.500%, 02/15/27	317,823
498	Government National Mortgage Association 7.000%, 04/15/27	528
13,087	Government National Mortgage Association 8.000%, 05/15/27	14,129
21,169	Government National Mortgage Association 7.000%, 01/15/28	22,421
29,437	Government National Mortgage Association 7.500%, 02/20/28	31,430
28,029	Government National Mortgage Association 7.000%, 04/15/28	29,687
62,567	Government National Mortgage Association 7.000%, 05/15/28	66,267
58,402	Government National Mortgage Association 7.000%, 06/15/28	61,856
70,953	Government National Mortgage Association 6.500%, 07/15/28	74,067
106,151	Government National Mortgage Association 6.500%, 08/15/28	110,809
44,220	Government National Mortgage Association 7.000%, 10/15/28	46,835
82,187	Government National Mortgage Association 6.500%, 11/15/28	85,794
21,756	Government National Mortgage Association 6.500%, 12/15/28	22,710
64,696	Government National Mortgage Association 6.000%, 01/15/29	66,791
32,627	Government National Mortgage Association 7.000%, 06/15/29	34,553
85,918	Government National Mortgage Association 8.000%, 06/15/29	92,751
40,516	Government National Mortgage Association 6.500%, 07/15/29	42,282
52,764	Government National Mortgage Association 7.500%, 08/15/29	56,552
52,287	Government National Mortgage Association 7.000%, 09/15/29	55,373
31,100	Government National Mortgage Association 7.500%, 04/15/30	33,342
4,714	Government National Mortgage Association 7.000%, 01/15/31	4,991
70,097	Government National Mortgage Association 7.000%, 03/15/31	74,215

See accompanying notes to schedule of investments and financial statements.

MSF-318

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$275,592	Government National Mortgage Association 6.500%, 06/20/31	$286,216
584,504	Government National Mortgage Association 7.000%, 08/15/31	618,841
554,524	Government National Mortgage Association 7.000%, 02/15/32	587,067
535,322	Government National Mortgage Association 6.500%, 07/15/32	558,410
347,489	Government National Mortgage Association 7.000%, 07/15/32	367,881
2,310,541	Government National Mortgage Association 6.000%, 01/15/33	2,383,363
1,000,000	Tennessee Valley Authority 6.000%, 03/15/13	1,122,204

		459,608,439

	Finance & Banking—4.1%
2,750,000	Allstate Corp. 6.125%, 02/15/12	3,012,633
150,000	Allstate Corp. 6.900%, 05/15/38 (c)	187,545
1,000,000	American General Finance Corp. 5.375%, 10/01/12 (c)	1,035,185
600,000	Associates Corp. North America 6.250%, 11/01/08	637,506
1,700,000	Associates Corp. North America 6.950%, 11/01/18	2,048,611
500,000	AXA Financial, Inc. 7.750%, 08/01/10	569,597
500,000	Bank of America Corp. 5.250%, 02/01/07	509,914
300,000	Bank of America Corp. 7.400%, 01/15/11	343,771
3,575,000	Bank One Corp. 2.625%, 06/30/08	3,418,183
300,000	Bell Atlantic Financial Services, Inc. 7.600%, 03/15/07	315,259
750,000	BellSouth Capital Funding Corp. 7.750%, 02/15/10	854,318
173,000	Boeing Capital Corp. 5.650%, 05/15/06	175,715
151,000	Chase Manhattan Corp. 7.125%, 02/01/07	157,942
350,000	Chubb Corp. 6.000%, 11/15/11	378,916
2,050,000	CIT Group, Inc. 7.750%, 04/02/12	2,402,361
2,000,000	Citigroup, Inc. 5.750%, 05/10/06 (c)	2,029,948
500,000	Citigroup, Inc. 3.500%, 02/01/08	492,951
750,000	Citigroup, Inc. 6.200%, 03/15/09	802,455
250,000	Citigroup, Inc. 7.250%, 10/01/10	283,799
500,000	Countrywide Funding Corp. 5.625%, 05/15/07	512,279
250,000	Equitable Cos., Inc. 6.500%, 04/01/08	263,784
250,000	FleetBoston Financial Corp. 7.250%, 09/15/05	251,756
500,000	FleetBoston Financial Corp. 4.875%, 12/01/06	506,409
2,000,000	Ford Motor Credit Co. 6.625%, 06/16/08	1,980,160
2,000,000	Ford Motor Credit Co. 7.375%, 10/28/09	2,007,500
1,000,000	Ford Motor Credit Co. 7.000%, 10/01/13	947,500
1,500,000	Heller Financial, Inc. 6.375%, 03/15/06	1,525,305
350,000	Heller Financial, Inc. 7.375%, 11/01/09	392,516
500,000	Household Finance Corp. 5.750%, 01/30/07 (c)	512,764

Face Amount		Value (Note 1)

	Finance & Banking—(Continued)
$2,500,000	Household Finance Corp. 4.750%, 05/15/09 (c)	$2,535,912
300,000	Household Finance Corp. 8.000%, 07/15/10	346,827
100,000	Household Finance Corp. 7.000%, 05/15/12	113,346
500,000	KFW International Finance, Inc. 4.750%, 01/24/07	507,115
1,000,000	KFW International Finance, Inc. 8.000%, 02/15/10	1,168,025
1,000,000	MBNA America National Bank 7.125%, 11/15/12	1,156,732
250,000	Mellon Funding Corp. 6.400%, 05/14/11 (c)	275,118
1,950,000	SLM Corp. 5.050%, 11/14/14 (c)	2,002,112
500,000	Southern Co. Capital Funding 5.300%, 02/01/07 (c)	508,953
4,742	Vanderbilt Mortgage & Finance, Inc. 6.080%, 12/07/15	4,750
500,000	Wachovia Corp. 4.950%, 11/01/06 (c)	506,643
500,000	Washington Mutual, Inc. 5.625%, 01/15/07	510,999
500,000	Wells Fargo & Co. 5.125%, 02/15/07	509,015
3,065,000	Wells Fargo Bank N.A. 4.750%, 02/09/15	3,104,167

		41,806,296

	Financial Services—0.9%
1,900,000	Devon Financing Corp. 6.875%, 09/30/11	2,121,585
400,000	General Electric Capital Corp. 5.375%, 03/15/07 (c)	409,131
1,000,000	General Electric Capital Corp. 6.000%, 06/15/12	1,091,612
1,800,000	General Electric Capital Corp. 5.450%, 01/15/13	1,909,397
200,000	General Electric Capital Corp. 6.750%, 03/15/32	246,606
100,000	General Electric Capital Corp. 7.500%, 08/21/35	133,557
1,000,000	National Rural Utilities Cooperative Finance Corp. 6.200%, 02/01/08 (c)	1,049,993
300,000	National Rural Utilities Cooperative Finance Corp. 8.000%, 03/01/32	415,133
1,560,000	Verizon Global Funding Corp. 7.750%, 12/01/30	2,015,239

		9,392,253

	Food & Beverages—0.9%
200,000	Archer-Daniels-Midland Co. 8.875%, 04/15/11	244,871
400,000	Campbell Soup Co. 5.500%, 03/15/07 (c)	408,290
300,000	Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	366,967
500,000	ConAgra Foods, Inc. 6.000%, 09/15/06	510,710
300,000	Fred Meyer, Inc. 7.450%, 03/01/08	322,075
400,000	General Mills, Inc. 5.125%, 02/15/07	405,703
2,000,000	General Mills, Inc. 6.000%, 02/15/12 (c)	2,174,398

See accompanying notes to schedule of investments and financial statements.

MSF-319

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Food & Beverages—(Continued)
$2,700,000	Kellogg Co. 6.600%, 04/01/11	$2,992,229
900,000	Kraft Foods, Inc. 6.250%, 06/01/12	988,568
300,000	Pepsi Bottling Group, Inc. 7.000%, 03/01/29	379,447
300,000	Unilever Capital Corp. 7.125%, 11/01/10	340,283

		9,133,541

	Forest Products & Paper—0.2%
250,000	International Paper Co. 6.875%, 04/15/29	285,642
1,000,000	MeadWestvaco Corp. 6.850%, 04/01/12 (c)	1,120,368
500,000	Weyerhaeuser Co. 7.375%, 03/15/32	587,442

		1,993,452

	Gas & Oil—0.6%
300,000	Atlantic Richfield Co. 5.900%, 04/15/09	317,970
300,000	Conoco, Inc. 6.950%, 04/15/29	376,627
2,000,000	Encana Corp. 4.750%, 10/15/13	2,000,754
750,000	Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	826,355
300,000	Occidental Petroleum Corp. 7.375%, 11/15/08	330,409
300,000	Phillips Petroleum Co. 6.375%, 03/30/09	322,681
1,000,000	Southern California Gas Co. 4.800%, 10/01/12	1,021,758
300,000	Transocean Sedco Forex, Inc. 7.500%, 04/15/31	391,870

		5,588,424

	Insurance—0.2%
250,000	American General Capital II 8.500%, 07/01/30	344,110
500,000	GE Global Insurance Holding Corp. 7.500%, 06/15/10	552,585
105,000	Hartford Financial Services Group, Inc. 6.375%, 11/01/08	111,265
780,000	Hartford Life, Inc. 7.650%, 06/15/27	1,008,161

		2,016,121

	Investment Brokerage—1.3%
500,000	Bear Stearns Co., Inc. 5.700%, 01/15/07	512,077
250,000	Bear Stearns Co., Inc. 7.800%, 08/15/07	268,266
900,000	Bear Stearns Co., Inc. 5.700%, 11/15/14	965,179
300,000	Donaldson Lufkin & Jenrette 6.500%, 06/01/08	318,131
350,000	JPMorgan Chase & Co. 5.350%, 03/01/07	357,165
500,000	JPMorgan Chase & Co. 5.250%, 05/30/07 (c)	510,337
250,000	JPMorgan Chase & Co. 6.750%, 02/01/11	276,923
4,250,000	Lehman Brothers Holdings, Inc. 3.600%, 03/13/09 (c)	4,152,038
250,000	Merrill Lynch & Co. 6.375%, 10/15/08	266,345

Face Amount		Value (Note 1)

	Investment Brokerage—(Continued)
$200,000	Merrill Lynch & Co. 6.500%, 07/15/18	$228,203
1,150,000	Morgan Stanley 7.250%, 04/01/32	1,449,887
340,000	Paine Webber Group, Inc. 6.550%, 04/15/08	360,815
750,000	The Goldman Sachs Group, Inc. 6.650%, 05/15/09	810,198
1,000,000	The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,060,588
2,075,000	The Goldman Sachs Group, Inc. 6.125%, 02/15/33 (c)	2,268,479

		13,804,631

	Leisure—0.1%
500,000	Carnival Corp. 6.150%, 04/15/08	524,839

	Media—1.2%
4,650,000	AOL Time Warner, Inc. 6.150%, 05/01/07	4,802,801
500,000	Belo Corp. 8.000%, 11/01/08	543,525
600,000	Clear Channel Communications, Inc. 6.000%, 11/01/06	609,429
250,000	Comcast Cable Communications 8.375%, 05/01/07	268,148
1,445,000	Comcast Corp. 5.300%, 01/15/14	1,484,555
250,000	Cox Communications, Inc. 7.750%, 11/01/10	283,408
1,950,000	News America, Inc. 6.550%, 03/15/33 (c)	2,115,222
1,000,000	The Walt Disney Co. 6.750%, 03/30/06	1,019,830
200,000	The Walt Disney Co. 6.375%, 03/01/12 (c)	221,093
250,000	Time Warner Entertainment Co., L.P. 7.250%, 09/01/08 (c)	270,655
418,000	Time Warner, Inc. 9.125%, 01/15/13	527,783

		12,146,449

	Real Estate—0.8%
1,000,000	EOP Operating, L.P. 8.375%, 03/15/06	1,029,570
1,500,000	EOP Operating, L.P. 5.875%, 01/15/13 (c)	1,591,861
4,050,000	EOP Operating, L.P. 4.750%, 03/15/14	3,980,787
2,000,000	EOP Operating, L.P. (144A) 5.000%, 03/01/15	1,996,800

		8,599,018

	Retail—0.6%
950,000	Kroger Co. 5.500%, 02/01/13	984,272
1,000,000	Lowe’s Cos., Inc. 6.875%, 02/15/28	1,241,858
750,000	Safeway, Inc. 6.150%, 03/01/06	758,060
500,000	Wal-Mart Stores, Inc. 6.875%, 08/10/09	551,103
2,075,000	Wal-Mart Stores, Inc. 4.550%, 05/01/13 (c)	2,096,221

		5,631,514

	Telecommunications—1.1%
500,000	Alltel Corp. 6.800%, 05/01/29	584,517
500,000	Alltel Corp. 7.875%, 07/01/32	660,310

See accompanying notes to schedule of investments and financial statements.

MSF-320

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Telecommunications—(Continued)
$300,000	AOL Time Warner, Inc. 7.625%, 04/15/31	$374,827
976,000	AT&T Broadband Corp. 8.375%, 03/15/13	1,190,442
500,000	AT&T Wireless Services, Inc. 8.125%, 05/01/12	598,942
300,000	AT&T Wireless Services, Inc. 8.750%, 03/01/31	420,674
250,000	BellSouth Capital Funding Corp. 7.875%, 02/15/30 (c)	324,016
100,000	Cingular Wireless, LLC 7.125%, 12/15/31	119,717
850,000	Motorola, Inc. 7.625%, 11/15/10	967,962
300,000	SBC Communications, Inc. 5.750%, 05/02/06	304,271
2,400,000	SBC Communications, Inc. 5.875%, 02/01/12 (c)	2,577,156
400,000	Sprint Capital Corp. 7.625%, 01/30/11	457,385
1,500,000	Sprint Capital Corp. 6.900%, 05/01/19	1,716,593
400,000	Verizon New England, Inc. 6.500%, 09/15/11	436,232
500,000	Verizon New York, Inc. 7.375%, 04/01/32 (c)	588,246

		11,321,290

	Transportation—0.3%
1,000,000	Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,081,188
300,000	CSX Corp. 7.450%, 05/01/07	317,042
200,000	CSX Corp. 6.750%, 03/15/11	221,287
500,000	CSX Corp. 7.900%, 05/01/17	622,505
350,000	Norfolk Southern Corp. 6.200%, 04/15/09	372,463
144,000	Norfolk Southern Corp. 5.590%, 05/17/25	148,796
156,000	Norfolk Southern Corp. 7.250%, 02/15/31	198,202

		2,961,483

	Trucking & Freight Forwarding—0.0%
100,000	FedEx Corp. 6.875%, 02/15/06	101,701

	U.S. Treasury—24.9%
1,375,000	United States Treasury Bonds 9.250%, 02/15/16 (c)	1,992,416
1,600,000	United States Treasury Bonds 9.125%, 05/15/18 (c)	2,394,016
10,215,000	United States Treasury Bonds 8.875%, 02/15/19 (c)	15,186,129
1,895,000	United States Treasury Bonds 8.125%, 08/15/19 (c)	2,685,783
2,650,000	United States Treasury Bonds 7.875%, 02/15/21 (c)	3,751,446
4,600,000	United States Treasury Bonds 8.125%, 08/15/21 (c)	6,678,602
5,600,000	United States Treasury Bonds 7.625%, 11/15/22 (c)	7,894,600
7,750,000	United States Treasury Bonds 6.250%, 08/15/23 (c)	9,660,763

Face Amount		Value (Note 1)

	U.S. Treasury—(Continued)
$1,000,000	United States Treasury Bonds 6.500%, 11/15/26 (c)	$1,307,640
3,950,000	United States Treasury Bonds 6.125%, 11/15/27 (c)	4,990,944
2,420,000	United States Treasury Bonds 5.500%, 08/15/28 (c)	2,851,389
2,700,000	United States Treasury Bonds 5.250%, 11/15/28 (c)	3,085,209
2,225,000	United States Treasury Bonds 5.375%, 02/15/31 (c)	2,626,546
16,000,000	United States Treasury Notes 2.500%, 10/31/06 (c)	15,773,280
7,700,000	United States Treasury Notes 2.625%, 11/15/06 (c)	7,598,360
7,500,000	United States Treasury Notes 3.125%, 01/31/07 (c)	7,440,600
6,650,000	United States Treasury Notes 6.250%, 02/15/07 (c)	6,928,369
7,000,000	United States Treasury Notes 3.375%, 02/28/07 (c)	6,969,550
16,680,000	United States Treasury Notes 3.125%, 05/15/07 (c)	16,522,374
3,400,000	United States Treasury Notes 3.250%, 08/15/07 (c)	3,372,630
15,700,000	United States Treasury Notes 3.375%, 02/15/08 (c)	15,587,274
5,580,000	United States Treasury Notes 5.625%, 05/15/08 (c)	5,874,401
3,000,000	United States Treasury Notes 3.250%, 08/15/08 (c)	2,962,710
15,820,000	United States Treasury Notes 3.375%, 11/15/08 (c)	15,659,949
4,000,000	United States Treasury Notes 3.875%, 05/15/09 (c)	4,023,124
4,420,000	United States Treasury Notes 3.625%, 07/15/09 (c)	4,405,723
5,000,000	United States Treasury Notes 3.375%, 10/15/09 (c)	4,931,350
4,000,000	United States Treasury Notes 3.500%, 11/15/09 (c)	3,965,040
4,000,000	United States Treasury Notes 3.500%, 12/15/09 (c)	3,962,280
4,000,000	United States Treasury Notes 3.625%, 01/15/10 (c)	3,981,040
1,710,000	United States Treasury Notes 6.500%, 02/15/10 (c)	1,908,394
6,000,000	United States Treasury Notes 4.000%, 04/15/10 (c)	6,065,520
7,120,000	United States Treasury Notes 5.750%, 08/15/10 (c)	7,781,662
3,500,000	United States Treasury Notes 5.000%, 08/15/11 (c)	3,731,875
4,500,000	United States Treasury Notes 4.875%, 02/15/12 (c)	4,780,035
5,000,000	United States Treasury Notes 4.375%, 08/15/12 (c)	5,186,250

See accompanying notes to schedule of investments and financial statements.

MSF-321

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	U.S. Treasury—(Continued)
$7,250,000	United States Treasury Notes 4.000%, 11/15/12 (c)	$7,331,280
14,380,000	United States Treasury Notes 4.250%, 08/15/13 (c)	14,740,652
1,600,000	United States Treasury Notes 4.250%, 11/15/13 (c)	1,638,944
4,230,000	United States Treasury Notes 4.250%, 08/15/14 (c)	4,330,928
2,000,000	United States Treasury Notes 4.250%, 11/15/14 (c)	2,047,020

		254,606,097

	Yankee—5.6%
1,000,000	Abbey National, Plc. 6.690%, 10/17/05	1,008,434
300,000	Apache Finance Canada Corp. 7.750%, 12/15/29	414,820
4,650,000	Asian Development Bank 4.875%, 02/05/07	4,728,353
500,000	BP Canada Finance Co. 3.375%, 10/31/07	493,664
1,000,000	British Telecommunications, Plc. 8.875%, 12/15/30 (d)	1,414,013
600,000	Burlington Resources Finance Co. 5.700%, 03/01/07	616,078
500,000	Conoco Funding Co. 6.350%, 10/15/11	552,805
1,000,000	Deutsche Telekom International Finance 8.750%, 06/15/30 (d)	1,353,979
1,000,000	European Investment Bank 4.000%, 08/30/05	1,000,640
1,500,000	Government of Canada 6.750%, 08/28/06	1,552,358
2,200,000	HSBC Holdings, Plc. 7.500%, 07/15/09	2,458,219
5,050,000	HSBC Holdings, Plc. 5.250%, 12/12/12 (c)	5,273,175
1,350,000	Hydro-Quebec 7.500%, 04/01/16	1,683,739
1,000,000	Hydro-Quebec 8.400%, 01/15/22	1,416,886
700,000	Intermediate American Development Bank 5.375%, 11/18/08	733,102
400,000	Intermediate American Development Bank 8.875%, 06/01/09	471,895
200,000	Intermediate American Development Bank 7.000%, 06/15/25	261,736
500,000	Intermediate American Development Bank 6.800%, 10/15/25	629,770
1,000,000	International Bank for Reconstruction & Development 4.375%, 09/28/06	1,007,920
535,000	International Bank for Reconstruction & Development 8.875%, 03/01/26	835,627
2,000,000	Korea Development Bank 5.750%, 09/10/13	2,140,512
350,000	National Australia Bank, Ltd. 6.600%, 12/10/07	369,308

Face Amount		Value (Note 1)

	Yankee—(Continued)
$300,000	Norsk Hydro A/S 6.700%, 01/15/18	$342,155
1,350,000	Norsk Hydro A/S 6.800%, 01/15/28	1,664,502
250,000	Province of Nova Scotia 9.250%, 03/01/20	366,960
300,000	Province of Ontario 5.500%, 10/01/08	313,588
2,000,000	Province of Ontario 5.125%, 07/17/12	2,122,744
1,925,000	Province of Quebec 4.875%, 05/05/14	1,990,797
350,000	Province of Quebec 7.500%, 07/15/23	465,430
500,000	Republic of Italy 5.250%, 04/05/06	505,534
300,000	Republic of Italy 6.000%, 05/29/08	316,082
3,650,000	Republic of Italy 5.625%, 06/15/12	3,966,346
2,975,000	Republic of Italy 4.500%, 01/21/15	3,018,881
200,000	Republic of Korea 8.875%, 04/15/08 (c)	225,044
1,000,000	Telefonica Europe BV 8.250%, 09/15/30	1,394,083
1,275,000	Tyco International Group S.A. 6.875%, 01/15/29	1,526,555
3,100,000	United Mexican States 9.875%, 01/15/07 (c)	3,382,100
500,000	United Mexican States 9.875%, 02/01/10 (c)	603,750
250,000	United Mexican States 8.375%, 01/14/11	291,000
2,200,000	United Mexican States 8.000%, 09/24/22 (c)	2,684,000
1,150,000	Vodafone Airtouch, Plc. 7.750%, 02/15/10	1,312,959

		56,909,543

	Total Bonds & Notes (Identified Cost $988,066,456)	1,009,053,753

Short Term Investments—1.6%

	Discount Notes—1.6%
$16,600,000	Federal Home Loan Bank 2.500%, 07/01/05	$16,600,000

	Total Short Term Investments (Identified Cost $16,600,000)	16,600,000

	Total Investments—100.2% (Identified Cost $1,004,666,456) (a)	1,025,653,753
	Other assets less liabilities	(1,810,177)

	Total Net Assets—100%	$1,023,843,576

See accompanying notes to schedule of investments and financial statements.

MSF-322

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$1,025,653,753
Cash		260,528
Collateral for securities loaned		256,844,568
Receivable for:
Securities sold		3,033,669
Fund shares sold		774,653
Accrued interest		9,791,885

Total Assets		1,296,359,056
Liabilities
Payable for:
Fund shares redeemed	$818,945
Securities purchased	14,409,498
Return of collateral for securities loaned	256,844,568
Accrued expenses:
Management fees	202,923
Service and distribution fees	78,315
Other expenses	161,231

Total Liabilities		272,515,480

Net Assets		$1,023,843,576

Net assets consist of:
Capital paid in		$990,640,116
Undistributed net investment income		20,721,887
Accumulated net realized losses		(8,505,724)
Unrealized appreciation (depreciation) on investments		20,987,297

Net Assets		$1,023,843,576

Computation of offering price:
Class A
Net asset value and redemption price per share ($551,590,349 divided by 50,875,744 shares outstanding)		$10.84

Class B
Net asset value and redemption price per share ($275,064,714 divided by 25,702,681 shares outstanding)		$10.70

Class E
Net asset value and redemption price per share ($197,188,513 divided by 18,253,039 shares outstanding)		$10.80

Identified cost of investments		$1,004,666,456

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Interest		$22,627,178	(a)

Expenses
Management fees	$1,198,766
Service and distribution fees—Class B	270,036
Service and distribution fees—Class E	148,484
Directors’ fees and expenses	10,298
Custodian	130,279
Audit and tax services	9,105
Legal	18,646
Printing	102,751
Insurance	9,004
Miscellaneous	5,833

Total expenses before reductions	1,903,202
Management fee waivers	(10,053)	1,893,149

Net Investment Income		20,734,029

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		(1,323,566)
Unrealized appreciation (depreciation) on:
Investments—net		3,589,781

Net gain (loss)		2,266,215

Net Increase (Decrease) in Net Assets From Operations		$23,000,244

(a)	Includes income on securities loaned of $147,977.

See accompanying notes to financial statements.

MSF-323

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$20,734,029	$34,354,438
Net realized gain (loss)	(1,323,566)	1,267,742
Unrealized appreciation (depreciation)	3,589,781	(2,275,194)

Increase (decrease) in net assets from operations	23,000,244	33,346,986

From Distributions to Shareholders
Net investment income
Class A	(21,425,965)	(15,454,454)
Class B	(8,685,574)	(2,294,962)
Class E	(7,465,846)	(4,599,518)

Total distributions	(37,577,385)	(22,348,934)

Increase (decrease) in net assets from capital share transactions	116,736,241	220,370,418

Total increase (decrease) in net assets	102,159,100	231,368,470

Net Assets
Beginning of the period	921,684,476	690,316,006

End of the period	$1,023,843,576	$921,684,476

Undistributed (Overdistributed) Net Investment Income
End of the period	$20,721,887	$37,565,243

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	4,469,250	$48,801,162	14,092,053	$152,087,155
Reinvestments	2,011,828	21,425,965	1,451,122	15,454,454
Redemptions	(5,562,415)	(60,600,776)	(11,388,487)	(123,987,784)

Net increase (decrease)	918,663	$9,626,351	4,154,688	$43,553,825

Class B
Sales	10,761,057	$115,910,886	11,166,953	$119,722,237
Reinvestments	825,625	8,685,574	218,152	2,294,962
Redemptions	(1,611,821)	(17,346,209)	(2,507,939)	(26,951,090)

Net increase (decrease)	9,974,861	$107,250,251	8,877,166	$95,066,109

Class E
Sales	1,059,370	$11,575,420	10,365,630	$111,521,521
Reinvestments	703,661	7,465,846	433,508	4,599,518
Redemptions	(1,764,936)	(19,181,627)	(3,169,955)	(34,370,555)

Net increase (decrease)	(1,905)	$(140,361)	7,629,183	$81,750,484

Increase (decrease) derived from capital share transactions	10,891,619	$116,736,241	20,661,037	$220,370,418

See accompanying notes to financial statements.

MSF-324

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$11.02		$10.93	$11.17	$10.46	$9.90	$9.45

Income From Investment Operations
Net investment income	0.24		0.46	0.45	0.47	0.54	0.63
Net realized and unrealized gain (loss) on investments	0.01		(0.02)	(0.06)	0.57	0.19	0.45

Total from investment operations	0.25		0.44	0.39	1.04	0.73	1.08

Less Distributions
Distributions from net investment income	(0.43)		(0.35)	(0.63)	(0.33)	(0.17)	(0.63)

Total distributions	(0.43)		(0.35)	(0.63)	(0.33)	(0.17)	(0.63)

Net Asset Value, End of Period	$10.84		$11.02	$10.93	$11.17	$10.46	$9.90

Total Return (%)	2.4	(b)	4.1	3.6	10.2	7.4	11.4
Ratio of operating expenses to average net assets (%)	0.31	(c)	0.32	0.34	0.34	0.38	0.37
Ratio of net investment income to average net assets (%)	4.41	(c)	4.42	4.44	5.14	5.66	6.54
Portfolio turnover rate (%)	29	(c)	27	46	48	18	15
Net assets, end of period (000)	$551,590		$550,456	$500,629	$346,774	$254,357	$145,837

	Class B
	Six months ended June 30, 2005		Year ended December 31,			January 2, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$10.87		$10.79	$11.04	$10.37	$9.93

Income From Investment Operations
Net investment income	0.16		0.36	0.40	0.38	0.38
Net realized and unrealized gain (loss) on investments	0.08		0.04	(0.04)	0.61	0.23

Total from investment operations	0.24		0.40	0.36	0.99	0.61

Less Distributions
Distributions from net investment income	(0.41)		(0.32)	(0.61)	(0.32)	(0.17)

Total distributions	(0.41)		(0.32)	(0.61)	(0.32)	(0.17)

Net Asset Value, End of Period	$10.70		$10.87	$10.79	$11.04	$10.37

Total Return (%)	2.2	(b)	3.8	3.4	9.9	6.1	(b)
Ratio of operating expenses to average net assets (%)	0.56	(c)	0.57	0.59	0.59	0.63	(c)
Ratio of net investment income to average net assets (%)	4.17	(c)	4.16	4.20	4.89	5.33	(c)
Portfolio turnover rate (%)	29	(c)	27	46	48	18
Net assets, end of period (000)	$275,065		$170,958	$73,938	$45,788	$16,276

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-325

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$10.89		$10.89	$11.14	$10.45	$9.97

Income From Investment Operations
Net investment income	0.24		0.44	0.52	0.45	0.02
Net realized and unrealized gain (loss) on investments	0.08		(0.02)	(0.15)	0.57	0.46

Total from investment operations	0.32		0.42	0.37	1.02	0.48

Less Distributions
Distributions from net investment income	(0.41)		(0.34)	(0.62)	(0.33)	0.00

Total distributions	(0.41)		(0.34)	(0.62)	(0.33)	0.00

Net Asset Value, End of Period	$10.80		$10.97	$10.89	$11.14	$10.45

Total Return (%)	2.3	(b)	3.9	3.5	10.1	4.8	(b)
Ratio of operating expenses to average net assets (%)	0.46	(c)	0.47	0.49	0.49	0.53	(c)
Ratio of net investment income to average net assets (%)	4.26	(c)	4.26	4.29	4.90	5.74	(c)
Portfolio turnover rate (%)	29	(c)	27	46	48	18
Net assets, end of period (000)	$197,189		$200,270	$115,749	$32,511	$87

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-326

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—91.0% of Total Net Assets

Face Amount		Value (Note 1)

	Aerospace & Defense—0.5%
$200,000	Alliant Techsystems, Inc. 8.500%, 05/15/11	$213,500
225,000	DRS Technologies, Inc. 6.875%, 11/01/13	232,875
525,000	Goodrich Corp. 7.500%, 04/15/08	565,311
375,000	L-3 Communications Holdings, Inc. 7.625%, 06/15/12	399,375
225,000	Moog, Inc. 6.250%, 01/15/15	224,438
525,000	Sequa Corp. 9.000%, 08/01/09	578,812

		2,214,311

	Airlines—0.0%
100,000	Continental Airlines, Inc. 7.250%, 11/01/05	97,128
75,651	Continental Airlines, Inc. 6.541%, 09/15/09	67,492

		164,620

	Apparel & Textiles—0.1%
50,000	Levi Strauss & Co. 7.730%, 04/01/12 (d)	47,250
50,000	Levi Strauss & Co. 12.250%, 12/15/12	54,625
250,000	Levi Strauss & Co. 9.750%, 01/15/15	248,125
150,000	Oxford Industries, Inc. 8.875%, 06/01/11	160,500

		510,500

	Asset Backed—3.4%
246,925	Airplane Pass Through Trust 10.875%, 03/15/19 (g) (i)	0
590,000	Ameriquest Mortgage Securities, Inc. 4.514%, 11/25/34 (d)	601,107
850,000	Amortizing Residential Collateral Trust 4.514%, 08/25/32 (d)	856,745
306,773	Argent NIM Trust (144A) 4.700%, 07/25/34	305,742
500,000	Asset Backed Securities Corp. 5.120%, 04/15/33 (d)	505,437
1,000,000	Bayview Financial Acquisition Trust (144A) 4.564%, 08/25/36 (d)	998,125
290,795	Bear Stearns Asset Backed Securities (144A) 5.250%, 08/25/34	289,389
800,000	Countrywide Asset Backed Certificates 4.564%, 06/25/34 (d)	812,321
285,831	Countrywide Asset Backed Certificates (144A) 5.500%, 10/25/35	284,814
161,928	Credit Suisse First Boston Mortgage Securities Corp. 4.534%, 09/25/31 (d)	162,057
502,044	First Consumers Master Trust 3.530%, 09/15/08 (d)	498,881
798,352	Green Tree Financial Corp. 7.070%, 01/15/29	843,871
855,699	Merrill Lynch Mortgage Investors, Inc. (144A) 5.000%, 09/25/35	848,127
840,000	Metris Master Trust 4.340%, 11/20/09 (d)	841,986
760,545	Mid-State Trust 7.340%, 07/01/35	813,447
2,000,000	Morgan Stanley ABS Capital I, Inc. (144A) 4.614%, 05/25/34 (d)	1,999,953
270,000	Novastar Home Equity Loan Trust 4.939%, 02/25/34 (d)	275,732
670,000	Novastar Home Equity Loan Trust 6.314%, 10/25/35 (d)	666,786

Face Amount		Value (Note 1)

	Asset Backed—(Continued)
$530,000	Option One Mortgage Loan Trust 6.814%, 05/25/34 (d)	$512,426
166,345	Residential Asset Securities Corp. 4.414%, 04/25/32 (d)	167,437
29,373	Sail Net Interest Margin Notes (144A) 6.750%, 11/27/33	29,269
239,857	Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34	240,298
247,126	Sail Net Interest Margin Notes (144A) 5.000%, 04/27/34 (d)	247,151
604,555	Sail Net Interest Margin Notes (144A) 5.000%, 12/27/34	604,605
289,202	Sail Net Interest Margin Notes (144A) 4.750%, 01/27/35 (d)	288,665
192,112	Sail Net Interest Margin Notes (144A) 7.500%, 01/27/35 (d)	188,930
1,000,000	Varick Structured Asset Fund, Ltd. (144A) 3.540%, 11/01/35	10,000

		13,893,301

	Auto Parts—0.3%
250,000	BREED Technologies, Inc. 9.250%, 04/15/08 (g) (i)	0
300,000	CSK Auto, Inc. 7.000%, 01/15/14	286,500
300,000	Dana Corp. 7.000%, 03/01/29	262,081
250,000	Key Plastics Holdings, Inc. 10.250%, 03/15/07 (f)	2,813
100,000	Tenneco Automotive, Inc. 10.250%, 07/15/13	113,000
150,000	Tenneco Automotive, Inc. 8.625%, 11/15/14	150,750
201,000	TRW Automotive, Inc. 9.375%, 02/15/13	222,607

		1,037,751

	Automobiles—0.5%
1,425,000	DaimlerChrysler North America Holdings Corp. 4.050%, 06/04/08	1,403,175
125,000	Ford Motor Co. 6.625%, 10/01/28	98,056
625,000	Ford Motor Co. 7.450%, 07/16/31	521,760

		2,022,991

	Building & Construction—0.2%
450,000	Associated Materials, Inc. 0/11.250%, 03/01/14 (e)	285,750
250,000	Collins & Aikman Floorcovering Corp. 10.000%, 01/15/07	251,650
150,000	Nortek, Inc. 8.500%, 09/01/14	139,500
150,000	Texas Industries, Inc. (144A) 7.250%, 07/15/13	153,750

		830,650

	Business Services—0.4%
150,000	Cenveo, Inc. 9.625%, 03/15/12	162,000
175,000	Cenveo, Inc. 7.875%, 12/01/13	166,250

See accompanying notes to schedule of investments and financial statements.

MSF-327

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Business Services—(Continued)
$150,000	Corrections Corp. of America 6.250%, 03/15/13	$148,875
150,000	Houghton Mifflin Co. 0/11.250%, 10/15/13 (e)	109,500
125,000	Iron Mountain, Inc. 8.250%, 07/01/11	126,875
50,000	Iron Mountain, Inc. 8.625%, 04/01/13	51,750
125,000	Iron Mountain, Inc. 7.750%, 01/15/15	125,625
250,000	Iron Mountain, Inc. 6.625%, 01/01/16	231,250
200,000	R.H. Donnelley, Inc. (144A) 10.875%, 12/15/12	232,500
157,000	SITEL Corp. 9.250%, 03/15/06	155,430

		1,510,055

	Chemicals—1.0%
22,727	Applied Extrusion Technologies, Inc. (144A) 12.000%, 03/15/12	22,784
140,000	Borden Chemicals & Plastics, L.P. 9.500%, 05/01/49 (f)	2,450
275,000	Compass Minerals Group, Inc. 10.000%, 08/15/11	299,750
225,000	Equistar Chemicals, L.P. 10.625%, 05/01/11	248,344
275,000	Ethyl Corp. 8.875%, 05/01/10	284,969
175,000	FMC Corp. 10.250%, 11/01/09	197,094
25,000	FMC Corp. 7.750%, 07/01/11	27,500
200,000	Huntsman Advanced Materials, LLC 11.000%, 07/15/10	226,000
30,000	Huntsman ICI Chemicals, LLC 10.125%, 07/01/09	30,863
375,000	Huntsman International Holdings, LLC 9.875%, 03/01/09	401,250
500,000	ISP Chemco, Inc. 10.250%, 07/01/11	545,000
5,000	Lyondell Chemical Co. 9.875%, 05/01/07	5,125
100,000	Lyondell Chemical Co. 9.500%, 12/15/08	106,375
150,000	Lyondell Chemical Co. 11.125%, 07/15/12	170,250
200,000	Methanex Corp. 8.750%, 08/15/12	228,750
175,000	Millennium America, Inc. 9.250%, 06/15/08	189,437
275,000	OM Group, Inc. 9.250%, 12/15/11	275,000
125,000	PQ Corp. (144A) 7.500%, 02/15/13	122,812
125,000	Resolution Performance Products, Inc. 9.500%, 04/15/10	128,750
200,000	Resolution Performance Products, Inc. 13.500%, 11/15/10	215,000
275,000	Rhodia S.A. 7.625%, 06/01/10	266,750
50,000	Rhodia S.A. 8.875%, 06/01/11	48,125
162,000	Westlake Chemical Corp. 8.750%, 07/15/11	176,175

		4,218,553

	Collateralized Mortgage Obligations—1.2%
1,250,000	Bank of America Large Loan, Inc. (144A) 4.120%, 11/15/15 (d)	1,258,494
88,989	CMO Holdings II, Ltd. (144A) 6.500%, 08/25/05	88,997

Face Amount		Value (Note 1)

	Collateralized Mortgage Obligations—(Continued)
$202,726	CMO Holdings II, Ltd. (144A) 5.000%, 05/25/34	$201,471
803,630	Commerce 2001 J2 (144A) 5.447%, 07/16/34	835,523
475,000	Commercial Mortgage Asset Trust 7.350%, 01/17/32	561,177
386,197	Commercial Mortgage Pass-Through Certificate (144A) 4.220%, 11/15/15 (d)	388,051
11,485,935	First Union National Bank Commercial Mortgage 0.775%, 05/17/32 (d) (h)	318,927
1,250,000	Merit Securities Corp. (144A) 4.820%, 09/28/32 (d)	1,238,191

		4,890,831

	Communications Services—0.6%
200,000	Advanstar Communications, Inc. 10.750%, 08/15/10	218,500
43,000	American Tower Corp. 9.375%, 02/01/09	45,096
150,000	American Tower Corp. 7.500%, 05/01/12	160,125
80,000	American Tower Escrow Corp. Zero Coupon, 08/01/08	61,400
250,000	Centennial Communications Corp. 10.125%, 06/15/13	282,500
325,000	Centennial Communications Corp. 1.000%, 02/01/14	346,125
675,000	Lucent Technologies, Inc. 6.450%, 03/15/29	604,125
100,000	Muzak, LLC 10.000%, 02/15/09	83,000
150,000	Muzak, LLC 9.875%, 03/15/09	72,375
235,000	SBA Communications Corp. 0/9.750%, 12/15/11 (e)	216,200
150,000	SpectraSite, Inc. 8.250%, 05/15/10	159,000

		2,248,446

	Computers & Business Equipment—0.1%
150,000	Interface, Inc. 7.300%, 04/01/08	153,000
225,000	Seagate Technology HDD Holdings 8.000%, 05/15/09	239,344

		392,344

	Conglomerates—0.1%
400,000	KI Holdings, Inc. 0/9.875%, 11/15/14 (e)	232,000

	Containers & Glass—0.7%
250,000	Anchor Glass Container Corp. 11.000%, 02/15/13	195,000
325,000	Berry Plastics Corp. 10.750%, 07/15/12	354,656
300,000	Graphic Packaging International Corp. 9.500%, 08/15/13	302,250
500,000	Jefferson Smurfit Corp. 8.250%, 10/01/12	502,500
225,000	Owens-Brockway Glass Container, Inc. 7.750%, 05/15/11	239,062
50,000	Owens-Brockway Glass Container, Inc. 8.250%, 05/15/13	54,313
275,000	Owens-Illinois, Inc. 7.350%, 05/15/08	285,312

See accompanying notes to schedule of investments and financial statements.

MSF-328

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Containers & Glass—(Continued)
$375,000	Plastipak Holdings, Inc. 10.750%, 09/01/11	$413,437
125,000	Pliant Corp. 11.125%, 09/01/09	121,875
275,000	Radnor Holdings Corp. 11.000%, 03/15/10	187,688
75,000	Stone Container Corp. 9.750%, 02/01/11	79,313
250,000	Tekni-Plex, Inc. (144A) 8.750%, 11/15/13	221,875

		2,957,281

	Cosmetics & Personal Care—0.2%
200,000	Del Labratories, Inc. 8.000%, 02/01/12	172,000
225,000	General Nutrition Centers, Inc. 8.500%, 12/01/10	180,000
147,000	Jafra Cosmetics International, Inc. 10.750%, 05/15/11	164,640
125,000	Playtex Products, Inc. 9.375%, 06/01/11	131,563

		648,203

	Electrical Utilities—1.0%
1,200,000	Appalachian Power Co. 5.950%, 05/15/33	1,290,977
50,000	Calpine Corp. 7.875%, 04/01/08	35,000
350,000	Calpine Corp. (144A) 8.500%, 07/15/10	269,500
40,000	Calpine Corp. (144A) 8.750%, 07/15/13	29,600
150,000	Calpine Generating Co., LLC 12.390%, 04/01/11 (d)	136,500
325,000	Mirant Americas Generation, LLC 9.125%, 05/01/31	351,812
525,000	Reliant Resources, Inc. 9.500%, 07/15/13	582,750
125,000	Texas Genco, LLC (144A) 6.875%, 12/15/14	131,563
75,000	The AES Corp. 9.500%, 06/01/09	83,625
200,000	The AES Corp. 9.375%, 09/15/10	226,500
75,000	The AES Corp. 8.875%, 02/15/11	83,625
200,000	The AES Corp. 7.750%, 03/01/14	217,000
50,000	Williams Cos., Inc. 7.125%, 09/01/11	54,000
100,000	Williams Cos., Inc. 7.625%, 07/15/19	112,500
125,000	Williams Cos., Inc. 7.875%, 09/01/21	142,188
325,000	Williams Cos., Inc. 8.750%, 03/15/32	390,406

		4,137,546

	Energy—1.1%
300,000	Allegheny Energy Supply Co., LLC (144A) 10.250%, 11/15/07	330,000
1,125,000	Duke Energy Co. 4.200%, 10/01/08	1,120,968
250,000	Dynegy Holdings, Inc. 7.125%, 05/15/18	238,125
575,000	Dynegy Holdings, Inc. 7.625%, 10/15/26	547,688
50,000	Dynegy Holdings, Inc. (144A) 9.875%, 07/15/10	55,250
475,000	Edison Mission Energy 9.875%, 04/15/11	556,344
200,000	El Paso Energy Corp. 7.875%, 06/15/12	206,000
75,000	El Paso Energy Corp. 7.800%, 08/01/31	72,937
575,000	El Paso Energy Corp. 7.750%, 01/15/32	560,625
605,000	NRG Energy, Inc. (144A) 8.000%, 12/15/13	638,275

		4,326,212

Face Amount		Value (Note 1)

	Environmental Control—0.2%
$25,000	Aleris International, Inc. 9.000%, 11/15/14	$25,875
75,000	Allied Waste North America, Inc. 8.500%, 12/01/08	78,656
183,000	Allied Waste North America, Inc. 9.250%, 09/01/12	197,640
75,000	Allied Waste North America, Inc. 7.875%, 04/15/13	76,688
150,000	Allied Waste North America, Inc. 7.375%, 04/15/14	138,750
275,000	Allied Waste North America, Inc. (144A) 7.250%, 03/15/15	266,062
250,000	Safety-Kleen Services, Inc. 9.250%, 06/01/08 (g)	1,003

		784,674

	Federal Agencies—34.0%
173	Federal Home Loan Mortgage Corp. 11.565%, 06/15/21 (d) (h)	339
22,600,000	Federal Home Loan Mortgage Corp. 5.000%, TBA	22,550,551
6,000,000	Federal Home Loan Mortgage Corp. 5.500%, TBA	6,082,500
8,305	Federal National Mortgage Association 10.400%, 04/25/19	8,948
286,922	Federal National Mortgage Association 8.500%, 08/01/19	312,098
38,389	Federal National Mortgage Association 6.500%, 03/01/26	39,877
7,709	Federal National Mortgage Association 7.000%, 05/01/26	8,146
11,194	Federal National Mortgage Association 8.000%, 08/01/27	12,067
13,762	Federal National Mortgage Association 7.500%, 12/01/29	14,683
25,815	Federal National Mortgage Association 7.500%, 06/01/30	27,541
22,809	Federal National Mortgage Association 7.500%, 08/01/30	24,329
95,672	Federal National Mortgage Association 7.500%, 11/01/30	102,229
23,713	Federal National Mortgage Association 7.500%, 01/01/31	25,293
464,135	Federal National Mortgage Association 8.000%, 01/01/31	499,427
11,473	Federal National Mortgage Association 7.500%, 02/01/31	12,259
15,273	Federal National Mortgage Association 7.500%, 03/01/31	16,290
13,000,000	Federal National Mortgage Association 4.000%, TBA	12,731,875
8,100,000	Federal National Mortgage Association 4.500%, TBA	7,920,277
41,875,000	Federal National Mortgage Association 5.000%, TBA	41,875,000
25,000,000	Federal National Mortgage Association 5.500%, TBA	25,335,950

See accompanying notes to schedule of investments and financial statements.

MSF-329

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$10,000,000	Federal National Mortgage Association 6.000%, TBA	$10,250,000
10,000,000	Federal National Mortgage Association 6.500%, TBA	10,346,880

		138,196,559

	Finance & Banking—2.3%
1,950,000	Bank of America Corp. 7.400%, 01/15/11	2,231,734
1,125,000	Capital One Bank 4.875%, 05/15/08	1,141,787
1,500,000	CIT Group, Inc. 7.750%, 04/02/12	1,759,252
1,850,000	HSBC Finance Corp. 5.250%, 04/15/15	1,899,758
600,000	Independence Community Bank Corp. 3.500%, 06/20/13 (d)	579,342
1,335,000	Standard Chartered Bank (144A) 8.000%, 05/30/31	1,820,640

		9,432,513

	Financial Services—2.9%
46,590	Ahold Lease USA, Inc. 7.820%, 01/02/20	50,318
118,000	Alamosa Delaware, Inc. 0/12.000%, 07/31/09 (e)	130,095
146,000	Alamosa Delaware, Inc. 11.000%, 07/31/10	163,702
227,000	BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14	254,240
100,000	Borden Finance Corp. (144A) 9.000%, 07/15/14	101,750
2,025,000	Countrywide Funding Corp. 4.000%, 03/22/11	1,952,959
375,000	Devon Financing Corp. 6.875%, 09/30/11	419,613
1,325,000	Ford Motor Credit Co. 7.875%, 06/15/10	1,309,368
40,000	General Motors Acceptance Corp. 7.250%, 03/02/11	37,507
1,325,000	General Motors Acceptance Corp. 6.875%, 09/15/11	1,223,091
645,000	General Motors Acceptance Corp. 6.750%, 12/01/14	577,065
75,000	General Motors Acceptance Corp. 8.000%, 11/01/31	66,926
1,400,000	International Lease Finance Corp. 4.375%, 11/01/09	1,402,443
875,000	Lombardy Region 5.804%, 10/25/32	997,773
425,000	MBNA Corp. 6.250%, 01/17/07	438,517
900,000	MBNA Corp. 4.625%, 09/15/08	912,265
580,000	Novastar Finance, Inc. 4.289%, 06/25/34 (d)	581,374
925,000	Sprint Capital Corp. 8.375%, 03/15/12	1,112,609
275,000	Zeus Special Subsidiary, Ltd. (144A) 0/9.250%, 02/01/15 (e)	183,562

		11,915,177

	Food & Beverages—1.3%
275,000	Constellation Brands, Inc. 8.125%, 01/15/12	294,250
100,000	del Monte Corp. 8.625%, 12/15/12	110,000

Face Amount		Value (Note 1)

	Food & Beverages—(Continued)
$125,000	Dole Foods Co., Inc. 8.750%, 07/15/13 (d)	$135,312
125,000	Friendly Ice Cream Corp. 8.375%, 06/15/12	121,250
200,000	Hines Nurseries, Inc. 10.250%, 10/01/11	206,000
1,950,000	Kraft Foods, Inc. 5.625%, 11/01/11	2,068,605
10,330	Nutritional Sourcing Corp. 10.125%, 08/01/09	7,231
150,000	Pilgrim’s Pride Corp. 9.250%, 11/15/13	166,500
225,000	Pinnacle Foods Holding Corp. 8.250%, 12/01/13	201,375
1,200,000	Safeway, Inc. 7.250%, 02/01/31	1,389,558
275,000	Sbarro, Inc. 11.000%, 09/15/09	276,375
150,000	Swift & Co. 10.125%, 10/01/09	163,500

		5,139,956

	Forest Products & Paper—0.2%
150,000	Appleton Papers, Inc. 9.750%, 06/15/14	144,750
150,000	Boise Cascade, LLC (144A) 7.125%, 10/15/14	147,375
125,000	Bowater, Inc. 6.500%, 06/15/13	123,438
160,000	Buckeye Technologies, Inc. 9.250%, 09/15/08	160,000
75,000	Buckeye Technologies, Inc. 8.000%, 10/15/10	72,000
250,000	Newark Group, Inc. 9.750%, 03/15/14	230,000

		877,563

	Gas & Oil—1.3%
425,000	Chesapeake Energy Corp. (144A) 6.375%, 06/15/15	435,625
750,000	Entergy Gulf Systems, Inc. 6.200%, 07/01/33	783,716
300,000	Exco Resources, Inc. 7.250%, 01/15/11	300,000
325,000	Forest Oil Corp. 8.000%, 12/15/11	358,313
225,000	Hanover Compressor Co. Zero Coupon, 03/31/07	198,000
625,000	Kerr-McGee Corp. 7.000%, 11/01/11	623,437
260,000	Magnum Hunter Resources, Inc. 9.600%, 03/15/12	288,600
250,000	Plains Exploration & Production Co. 7.125%, 06/15/14	267,500
275,000	Stone Energy Corp. 8.250%, 12/15/11	288,063
275,000	Universal Compression, Inc. 7.250%, 05/15/10	287,375
1,385,000	Valero Energy Corp. 4.750%, 06/15/13	1,371,266
125,000	Vintage Petroleum, Inc. 7.875%, 05/15/11	131,875

		5,333,770

	Health Care—2.0%
225,000	aaiPharma, Inc. 12.000%, 04/01/10	118,125
275,000	Ameripath, Inc. 10.500%, 04/01/13	278,438
125,000	Davita, Inc. (144A) 7.250%, 03/15/15	128,438
225,000	Extendicare Health Services, Inc. 9.500%, 07/01/10	243,000

See accompanying notes to schedule of investments and financial statements.

MSF-330

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Health Care—(Continued)
$275,000	Genesis Healthcare Corp. 8.000%, 10/15/13	$297,687
275,000	HCA, Inc. 6.375%, 01/15/15	285,342
1,125,000	Humana, Inc. 6.300%, 08/01/18	1,230,064
225,000	IASIS Healthcare, LLC 8.750%, 06/15/14	244,125
125,000	Icon Health & Fitness, Inc. 11.250%, 04/01/12	95,625
150,000	Insight Health Services Corp. 9.875%, 11/01/11	117,000
225,000	Medical Device Manufacturing, Inc. 10.000%, 07/15/12	241,875
250,000	National Mentor, Inc. (144A) 9.625%, 12/01/12	263,125
133,000	Psychiatric Solutions, Inc. 10.625%, 06/15/13	147,630
325,000	Tenet Healthcare Corp. 7.375%, 02/01/13	320,937
50,000	Tenet Healthcare Corp. 9.875%, 07/01/14	53,625
125,000	Tenet Healthcare Corp. 6.875%, 11/15/31	105,000
150,000	Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	162,000
200,000	Vanguard Health Holdings Co., LLC 0/11.250%, 10/01/15 (e)	142,000
250,000	Warner Chilcott Corp. (144A) 8.750%, 02/01/15	243,125
1,135,000	Wellpoint Health Networks, Inc. 6.375%, 01/15/12	1,251,656
1,975,000	Wyeth 5.500%, 03/15/13 (d)	2,078,591

		8,047,408

	Hotels & Restaurants—0.5%
250,000	Carrols Corp. (144A) 9.000%, 01/15/13	253,125
75,000	Chumash Casino & Resort Enterprises 9.260%, 07/15/10 (d)	81,188
125,000	Gaylord Entertainment Co. 6.750%, 11/15/14	122,187
31,000	HMH Properties, Inc. 7.875%, 08/01/08	31,465
325,000	Inn of the Mountain Gods Resort 12.000%, 11/15/10	375,375
250,000	John Q Hammons Hotels, L.P. 8.875%, 05/15/12	272,500
225,000	Park Place Entertainment Corp. 9.375%, 02/15/07	241,875
50,000	Park Place Entertainment Corp. 8.125%, 05/15/11	57,500
225,000	Sun International Hotels, Ltd. 8.875%, 08/15/11	240,750
250,000	Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	264,375

		1,940,340

	Household Appliances & Home Furnishings—0.2%
340,000	Home Interiors & Gifts, Inc. 10.125%, 06/01/08	219,300
225,000	Sealy Mattress Co. 8.250%, 06/15/14	227,250
175,000	Simmons Bedding Co. 7.875%, 01/15/14	150,500

Face Amount		Value (Note 1)

	Household Appliances & Home Furnishings—(Continued)
$163,000	Tempur-Pedic, Inc. 10.250%, 08/15/10	$179,300
86,000	Windmere-Durable Holdings, Inc. 10.000%, 07/31/08	78,260

		854,610

	Industrial Machinery—0.3%
100,000	Blount International, Inc. 8.875%, 08/01/12	107,000
125,000	Brand Services, Inc. 12.000%, 10/15/12	133,750
25,000	Case New Holland, Inc. (144A) 9.250%, 08/01/11	26,250
50,000	Dresser-Rand Group, Inc. (144A) 7.375%, 11/01/14	52,000
150,000	Flowserve Corp. 12.250%, 08/15/10	162,000
100,000	NMHG Holding Co. 10.000%, 05/15/09	105,000
250,000	Sensus Metering Systems, Inc. 8.625%, 12/15/13	232,500
225,000	Terex Corp. 10.375%, 04/01/11	244,125
50,000	Terex Corp. 7.375%, 01/15/14	51,750

		1,114,375

	Investment Brokerage—0.9%
1,600,000	JPMorgan Chase & Co. 6.625%, 03/15/12	1,781,221
1,825,000	Morgan Stanley 6.600%, 04/01/12	2,029,040

		3,810,261

	Leisure—1.0%
300,000	Argosy Gaming Co. 7.000%, 01/15/14	330,375
300,000	Boyd Gaming Corp. 6.750%, 04/15/14	307,500
225,000	Herbst Gaming, Inc. 8.125%, 06/01/12	238,500
325,000	Isle of Capri Casinos, Inc. 7.000%, 03/01/14	326,625
225,000	Las Vegas Sands Corp. (144A) 6.375%, 02/15/15	219,937
575,000	MGM Mirage, Inc. 6.750%, 09/01/12	592,250
125,000	Mohegan Tribal Gaming Authority 7.125%, 08/15/14	130,938
150,000	Mohegan Tribal Gaming Authority (144A) 6.875%, 02/15/15	153,375
300,000	Penn National Gaming, Inc. (144A) 6.750%, 03/01/15	297,750
250,000	Pinnacle Entertainment, Inc. 8.750%, 10/01/13	265,000
225,000	Riddell Bell Holdings, Inc. 8.375%, 10/01/12	225,562
225,000	Seneca Gaming Corp. 7.250%, 05/01/12	232,594
125,000	Six Flags, Inc. 9.750%, 04/15/13	117,969
125,000	Six Flags, Inc. 9.625%, 06/01/14	116,875
300,000	Station Casinos, Inc. 6.875%, 03/01/16	308,250

		3,863,500

	Media—1.5%
350,000	Cablevision Systems Corp. 7.890%, 04/01/09 (d)	350,875
250,000	Cadmus Communications Corp. 8.375%, 06/15/14	257,187

See accompanying notes to schedule of investments and financial statements.

MSF-331

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Media—(Continued)
$348,767	CanWest Media, Inc. 8.000%, 09/15/12	$367,077
250,000	CBD Media Holdings, LLC 9.250%, 07/15/12	253,125
50,000	Charter Communication Holdings, LLC 8.625%, 04/01/09	37,125
625,000	Charter Communication Holdings, LLC 10.000%, 04/01/09	482,812
200,000	Charter Communication Holdings, LLC 10.250%, 01/15/10	148,500
200,000	Charter Communication Holdings, LLC 0/11.750%, 01/15/10 (e)	157,000
275,000	Charter Communication Holdings, LLC 0/11.750%, 05/15/11 (e)	182,187
70,000	Charter Communication Holdings, LLC 10.000%, 05/15/11	51,100
75,000	Charter Communication Holdings, LLC 0/12.125%, 01/15/12 (e)	43,313
425,000	Cinemark, Inc. 0/9.750%, 03/15/14 (e)	282,625
100,000	CSC Holdings, Inc. 10.500%, 05/15/16	107,500
244,000	Dex Media West, LLC 9.875%, 08/15/13	278,160
425,000	Dex Media West, LLC 0/9.000%, 11/15/13 (e)	342,125
146,000	DIRECTV Holdings, LLC 8.375%, 03/15/13	161,695
450,000	DIRECTV Holdings, LLC (144A) 6.375%, 06/15/15	447,750
125,000	Emmis Communications Corp. (144A) 9.314%, 06/15/12 (d)	127,188
250,000	Insight Midwest, L.P. 10.500%, 11/01/10	265,000
150,000	Interep National Radio Sales, Inc. 10.000%, 07/01/08	124,688
250,000	Lodgenet Entertainment Corp. 9.500%, 06/15/13	272,500
25,000	Loews Cineplex Entertainment Corp. (144A) 9.000%, 08/01/14	24,188
225,000	Nextmedia Operating, Inc. 10.750%, 07/01/11	244,406
200,000	Radio One, Inc. 8.875%, 07/01/11	214,750
175,000	Rainbow National Services, LLC (144A) 10.375%, 09/01/14	201,250
275,000	Sinclair Broadcast Group, Inc. 8.000%, 03/15/12	281,875
250,000	Vertis, Inc. 9.750%, 04/01/09	260,000
250,000	Young Broadcasting, Inc. 10.000%, 03/01/11	237,500

		6,203,501

	Metals—0.2%
75,000	Alaska Steel Corp. 7.875%, 02/15/09	68,250
225,000	Imco Recycling, Inc. 10.375%, 10/15/10	246,938
375,000	Mueller Holdings, Inc. 0/14.750%, 04/15/14 (e)	273,750

		588,938

	Real Estate—0.7%
850,000	Boston Properties, L.P. (REIT) 6.250%, 01/15/13	926,147

Face Amount		Value (Note 1)

	Real Estate—(Continued)
$225,000	Felcor Lodging, L.P. (REIT) 9.000%, 06/01/11 (d)	$245,812
100,000	Host Marriot, L.P. (REIT) 9.500%, 01/15/07	106,000
350,000	Host Marriot, L.P. (REIT) (144A) 6.375%, 03/15/15	346,500
1,125,000	iStar Financial, Inc. (REIT) 5.150%, 03/01/12	1,111,884
75,000	Meristar Hospitality Operating Partnership, L.P. (REIT) 10.500%, 06/15/09	80,250
200,000	Meristar Hospitality Operating Partnership, L.P. (REIT) 9.125%, 01/15/11	210,000

		3,026,593

	Retail—0.7%
250,000	Doane Pet Care Co. 9.750%, 05/15/07	243,125
50,000	Doane Pet Care Co. 10.750%, 03/01/10	52,875
125,000	Finlay Fine Jewelry Corp. 8.375%, 06/01/12	112,656
150,000	Leslie’s Poolmart, Inc. 7.750%, 02/01/13	151,500
350,000	NEBCO Evans Holdings Co. 0/12.375%, 07/15/07 (e) (g) (i)	0
125,000	PETCO Animal Supplies, Inc. 10.750%, 11/01/11	139,375
125,000	Rite Aid Corp. 11.250%, 07/01/08	132,031
225,000	Rite Aid Corp. 7.500%, 01/15/15	216,000
325,000	Saks, Inc. 7.000%, 12/01/13	325,000
1,225,000	The Limited, Inc. 6.950%, 03/01/33	1,275,834

		2,648,396

	Semiconductors—0.1%
275,000	Amkor Technologies, Inc. 9.250%, 02/15/08	264,000
175,000	Amkor Technologies, Inc. 10.500%, 05/01/09	150,938
50,000	Amkor Technologies, Inc. 7.125%, 03/15/11	43,250

		458,188

	Telecommunications—2.2%
1,000,000	AOL Time Warner, Inc. 7.625%, 04/15/31	1,248,889
950,000	AT&T Broadband Corp. 8.375%, 03/15/13	1,158,383
900,000	AT&T Wireless Services, Inc. 8.750%, 03/01/31	1,261,474
100,000	Intelsat Bermuda, Ltd. (144A) 7.805%, 01/15/12 (d)	101,750
225,000	iPCS, Inc. 11.500%, 05/01/12	250,875
375,000	MCI, Inc. 8.735%, 05/01/14 (d)	420,469
50,000	Mediacom Broadband, LLC 9.500%, 01/15/13	49,875
175,000	Mediacom Broadband, LLC 11.000%, 07/15/13	189,438
250,000	Nextel Communications, Inc. 6.875%, 10/31/13	267,188
450,000	Nextel Communications, Inc. 7.375%, 08/01/15	486,000
65,000	PanAmSat Corp. 9.000%, 08/15/14	70,931

See accompanying notes to schedule of investments and financial statements.

MSF-332

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Face Amount		Value (Note 1)

	Telecommunications—(Continued)
$275,000	Qwest Services Corp. 13.500%, 12/15/10 (d)	$317,625
475,000	Qwest Services Corp. 14.000%, 12/15/14 (d)	575,937
275,000	Qwest Services Corp. (144A) 8.875%, 03/15/12 (d)	299,063
225,000	Ubiquitel Operating Co. 9.875%, 03/01/11	246,938
1,930,000	Verizon Florida, Inc. 6.125%, 01/15/13	2,069,249
75,000	Western Wireless Corp. 9.250%, 07/15/13	85,406

		9,099,490

	Transportation—0.3%
200,000	Holt Group, Inc. 9.750%, 01/15/06 (g) (i)	0
1,325,000	Union Pacific Corp. 3.625%, 06/01/10	1,273,192

		1,273,192

	U.S. Treasury—15.5%
200,000	United States Treasury Bonds 6.125%, 11/15/27	252,578
910,000	United States Treasury Bonds 5.500%, 08/15/28	1,071,632
2,000,000	United States Treasury Bonds 5.250%, 11/15/28	2,284,296
1,000,000	United States Treasury Bonds 6.125%, 08/15/29	1,276,836
125,000	United States Treasury Bonds 5.375%, 02/15/31	147,500
4,800,000	United States Treasury Notes 3.625%, 01/15/10	4,777,310
7,400,000	United States Treasury Notes 6.500%, 02/15/10	8,258,230
600,000	United States Treasury Notes 4.000%, 03/15/10	606,539
16,500,000	United States Treasury Notes 4.000%, 04/15/10	16,680,477
8,000,000	United States Treasury Notes 3.875%, 05/15/10	8,045,624
8,000,000	United States Treasury Notes 5.000%, 02/15/11	8,499,688
8,805,000	United States Treasury Notes 4.000%, 02/15/14	8,857,971
2,330,000	United States Treasury Notes 4.250%, 11/15/14	2,384,701

		63,143,382

	Yankee—11.3%
175,000	Abitibi Consolidated, Inc. 8.550%, 08/01/10	182,438
175,000	Bowater Canada Finance Corp. 7.950%, 11/15/11	185,281
1,250,000	Burlington Resources Finance Co. 5.600%, 12/01/06	1,269,485
1,500,000	Corporacion Andina de Fomento 6.875%, 03/15/12	1,679,484

Face Amount		Value (Note 1)

	Yankee—(Continued)
$3,141,810	Federative Republic of Brazil 4.125%, 04/15/12 (d)	$3,020,222
2,617,626	Federative Republic of Brazil 8.000%, 04/15/14 (d)	2,676,523
275,000	Federative Republic of Brazil 10.500%, 07/14/14	325,188
225,000	Federative Republic of Brazil 8.875%, 10/14/19	238,500
850,000	Federative Republic of Brazil 10.125%, 05/15/27	984,725
805,000	Federative Republic of Brazil 12.250%, 03/06/30	1,078,700
600,000	Federative Republic of Brazil 11.000%, 08/17/40	721,800
1,025,000	Government of Russia 11.000%, 07/24/18	1,526,122
250,000	JSG Funding, Plc. 9.625%, 10/01/12	250,000
200,000	Norske Skog Canada, Ltd. 8.625%, 06/15/11	206,250
275,000	Novelis, Inc. (144A) 7.250%, 02/15/15	276,031
200,000	Petronas Capital, Ltd. (144A) 7.000%, 05/22/12	228,596
900,000	Precision Drilling Corp. 5.625%, 06/01/14	930,562
2,075,000	Province of Quebec Canada 4.600%, 05/26/15	2,098,929
425,000	Republic of Argentina 3.010%, 08/03/12 (d)	384,413
390,729	Republic of Argentina 8.280%, 12/31/33 (d)	359,470
225,000	Republic of Bulgaria 8.250%, 01/15/15	283,444
375,000	Republic of Columbia 10.000%, 01/23/12	436,875
150,000	Republic of Columbia 10.750%, 01/15/13	182,400
300,000	Republic of Columbia 8.125%, 05/21/24	299,250
110,000	Republic of Columbia 8.375%, 02/15/27	111,375
375,000	Republic of Columbia 10.375%, 01/28/33	447,187
530,000	Republic of Ecuador 12.000%, 11/15/12	498,730
50,000	Republic of Ecuador 8.000%, 08/15/30 (d)	42,000
260,000	Republic of Panama 9.625%, 02/08/11	310,700
316,656	Republic of Panama 3.750%, 07/17/14 (d)	310,323
450,000	Republic of Panama 9.375%, 01/16/23	555,750
300,000	Republic of Peru 9.125%, 02/21/12	351,000
225,000	Republic of Peru 9.875%, 02/06/15	278,438
771,500	Republic of Peru 5.000%, 03/07/17 (d)	732,255
725,000	Republic of Philippines 8.375%, 03/12/09	767,594
225,000	Republic of Philippines 8.875%, 03/17/15	234,562
900,000	Republic of Philippines 9.875%, 01/15/19	973,125
425,000	Republic of Philippines 10.625%, 03/16/25	475,469
275,000	Republic of South Africa 6.500%, 06/02/14	306,969
500,000	Republic of Turkey 9.000%, 06/30/11	567,500
550,000	Republic of Turkey 11.500%, 01/23/12	702,625
165,000	Republic of Turkey 11.000%, 01/14/13	208,312
500,000	Republic of Turkey 11.875%, 01/15/30	723,125
375,000	Republic of Venezeula 8.500%, 10/08/14	389,438
1,175,000	Republic of Venezuela 10.750%, 09/19/13	1,375,337
200,000	Republic of Venezuela 9.250%, 09/15/27	209,700
5,120,000	Russian Federation 5.000%, 03/31/30 (d)	5,708,800

See accompanying notes to schedule of investments and financial statements.

MSF-333

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Preferred Stocks—(Continued)

Face Amount		Value (Note 1)

	Yankee—(Continued)
$275,000	Smurfit Capital 7.500%, 11/20/25	$258,500
900,000	Telecom Italia Capital (144A) 4.000%, 01/15/10	874,506
150,000	The Jean Coutu Group, Inc. 8.500%, 08/01/14	148,125
175,000	Ukraine Government International Bond 6.875%, 03/04/11	184,809
150,000	Ukraine Government International Bond 7.650%, 06/11/13	165,712
825,000	United Mexican States 6.375%, 01/16/13	885,637
2,400,000	United Mexican States 5.875%, 01/15/14	2,504,400
2,075,000	United Mexican States 6.625%, 03/03/15	2,283,537
200,000	United Mexican States 8.000%, 09/24/22	245,000
575,000	United Mexican States 8.300%, 08/15/31	715,875
675,000	United Mexican States 7.500%, 04/08/33	774,563
815,000	United Utilities, Plc. 4.550%, 06/19/18	765,939
49,000	Yell Finance BV 0/13.500%, 08/01/11 (e)	49,123

		45,960,728

	Total Bonds & Notes (Identified Cost $365,516,877)	369,948,709

Common Stocks—0.4%
Shares

	Chemicals—0.0%
2,164	Applied Extrusion Technologies, Inc. (Class B) (b)	50,386

	Commercial Services & Supplies—0.0%
8,621	Continental AFA Dispensing Co. (f)	47,415

	Communications Equipment—0.1%
4,644	SpectraSite, Inc. (b)	345,653

	Diversified Telecommunication Services—0.2%
7,093	NTL, Inc. (b)	485,303
9,846	Telewest Global, Inc. (b)	224,292

		709,595

	Media—0.1%
7,930	Liberty Global, Inc. (Class A) (b)	370,082

	Total Common Stocks (Identified Cost $1,276,397)	1,523,131

Preferred Stocks—0.1%

	Diversified Financial Services—0.0%
840	TCR Holdings (Class B) (b)	1
462	TCR Holdings (Class C) (b) (i)	0
1,219	TCR Holdings (Class D) (b)	1
2,521	TCR Holdings (Class E) (b)	3

		5

Shares		Value (Note 1)

	Wireless Telecommunication Services—0.1%
374	Alamosa Holdings, Inc.	$386,015

	Total Preferred Stocks (Identified Cost $110,256)	386,020

Warrants—0.0%

	Communications Equipment—0.0%
80	American Tower Corp. (144A)	23,709

	Wireless Telecommunication Services—0.0%
125	Leap Wireless International, Inc. (144A) (b) (i)	0

	Yankee—0.0%
3,750	Republic of Venezuela (b)	90,000

	Total Warrants (Identified Cost $45,510)	113,709

Escrow Receipts—0.0%
Face Amount

	Food & Beverages—0.0%
$105,922	Vlasic Foods, Inc. 01/01/49 (f) (j)	3,834

	Total Other (Identified Cost $0)	3,834

Units—0.0%
Shares

	Thrifts & Mortgage Finance—0.0%
229,692	ContiFinancial Corp. (Liquidating Unit Trust) (f)	287

	Total Units (Identified Cost $0)	287

Short Term Investments—41.6%
Face Amount

	Commercial Paper—15.7%
$10,525,000	Barton Capital Corp. 3.130%, 07/13/05	$10,514,019
6,262,000	Chesham Lyall Holdings, Plc. 3.160%, 07/13/05	6,255,404
10,525,000	Concord Capital Co. 3.140%, 07/14/05	10,513,066
10,500,000	Credit Suisse First Boston 3.150%, 07/13/05	10,488,975
5,265,000	DaimlerChrysler North America Holdings Corp. 3.310%, 07/14/05	5,258,707

See accompanying notes to schedule of investments and financial statements.

MSF-334

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Short Term Investments—(Continued)

Face Amount		Value (Note 1)

	Commercial Paper—(Continued)
$4,978,000	Falcon Asset Securitization 3.130%, 07/13/05	$4,972,806
5,265,000	Four Winds Funding Corp. 3.220%, 07/14/05	5,258,878
10,525,000	Market Street Funding Corp. (144A) 3.135%, 07/14/05	10,513,085

		63,774,940

	Repurchase Agreement—25.9%
105,191,000	Bank of America Repurchase Agreement dated 06/30/05 at 3.340% to be repurchased at $105,200,759 on 07/01/05, collateralized by $4,770,000 Federal Home Loan Bank 3.500% due 09/28/06 with a value of $4,817,700, by $50,000,000 Federal National Mortgage Association 3.250% due 06/28/06 with a value of $50,500,000, and by $50,000,000 Federal National Mortgage Association 4.000% due 01/26/09 with a value of $51,500,000.	105,191,000

	Total Short Term Investments (Identified Cost $168,965,940)	168,965,940

	Total Investments—133.1% (Identified Cost $535,914,980) (a)	540,941,630
	Other assets less liabilities	(134,395,399)

	Total Net Assets—100%	$406,546,231

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Total Value	Unrealized Appreciation/ (Depreciation)
Euro (purchased)	7/22/2005	25,609,361	31,491,064	31,006,206	(484,858)
Euro (sold)	7/22/2005	25,500,000	32,296,515	30,873,798	1,422,717

Net Unrealized Appreciation					$937,859

Futures Contracts
Futures Contracts Short	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 6/30/2005	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 2 Year Futures	9/30/2005	(135)	(28,058,270)	(28,037,812)	20,458
U.S. Treasury Notes 5 Year Futures	9/21/2005	(127)	(13,827,318)	(13,829,109)	(1,791)

Net Unrealized Appreciation					$18,667

See accompanying notes to schedule of investments and financial statements.

MSF-335

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$435,750,630
Investment in repurchase agreements		105,191,000
Cash		26,899
Foreign cash at value (Identified cost $3)		3
Receivable for:
Securities sold		22,610,087
Fund shares sold		907,111
Open forward currency contracts—net		937,859
Accrued interest		3,914,811

Total Assets		569,338,400
Liabilities
Payable for:
Fund shares redeemed	$373,119
Securities purchased	162,047,768
Futures variation margin	19,844
Accrued expenses:
Management fees	210,431
Service and distribution fees	32,275
Deferred directors fees	15,560
Other expenses	93,172

Total Liabilities		162,792,169

Net Assets		$406,546,231

Net assets consist of:
Capital paid in		$388,856,295
Undistributed net investment income		7,377,993
Accumulated net realized gains		4,328,767
Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency		5,983,176

Net Assets		$406,546,231

Computation of offering price:
Class A
Net asset value and redemption price per share ($181,827,897 divided by 14,389,423 shares outstanding)		$12.64

Class B
Net asset value and redemption price per share ($73,704,880 divided by 5,852,262 shares outstanding)		$12.59

Class E
Net asset value and redemption price per share ($151,013,454 divided by 11,979,142 shares outstanding)		$12.61

Identified cost of investments		$535,914,980

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Interest		$8,525,925

Expenses
Management fees	$1,186,465
Service and distribution fees—Class B	64,870
Service and distribution fees—Class E	108,403
Directors’ fees and expenses	10,619
Custodian	118,495
Audit and tax services	8,293
Legal	6,676
Printing	40,147
Insurance	3,344
Miscellaneous	2,609

Total expenses		1,549,921

Net Investment Income		6,976,004

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	5,000,562
Futures contracts—net	(33,139)
Foreign currency transactions—net	375,173	5,342,596

Unrealized appreciation (depreciation) on:
Investments—net	(5,295,174)
Futures contracts—net	(207,613)
Foreign currency transactions—net	1,312,501	(4,190,286)

Net gain (loss)		1,152,310

Net Increase (Decrease) in Net Assets From Operations		$8,128,314

See accompanying notes to financial statements.

MSF-336

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$6,976,004	$11,167,311
Net realized gain	5,342,596	7,054,719
Unrealized appreciation (depreciation)	(4,190,286)	1,515,000

Increase (decrease) in net assets from operations	8,128,314	19,737,030

From Distributions to Shareholders
Net investment income
Class A	(5,423,779)	(4,722,566)
Class B	(1,713,033)	(18,942)
Class E	(4,417,236)	(3,832,724)

	(11,554,048)	(8,574,232)

Net realized gain
Class A	(3,345,753)	0
Class B	(1,124,453)	0
Class E	(2,870,082)	0

	(7,340,288)	0

Total distributions	(18,894,336)	(8,574,232)

Increase (decrease) in net assets from capital share transactions	72,148,469	84,158,016

Total increase (decrease) in net assets	61,346,822	95,320,814

Net Assets
Beginning of the period	345,163,784	249,842,970

End of the period	$406,546,231	$345,163,784

Undistributed (Overdistributed) Net Investment Income
End of the period	$7,377,993	$11,956,037

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	2,941,277	$37,656,290	3,067,925	$38,773,578
Reinvestments	708,363	8,769,532	384,887	4,722,566
Redemptions	(1,855,346)	(23,800,494)	(3,034,308)	(38,149,788)

Net increase (decrease)	1,794,294	$22,625,328	418,504	$5,346,356

Class B
Sales	3,087,151	$39,409,384	3,102,534	$38,776,362
Reinvestments	229,942	2,837,486	1,545	18,942
Redemptions	(263,248)	(3,357,872)	(326,958)	(4,063,471)

Net increase (decrease)	3,053,845	$38,888,998	2,777,121	$34,731,833

Class E
Sales	1,193,957	$15,277,131	5,689,453	$71,523,828
Reinvestments	590,066	7,287,318	312,875	3,832,724
Redemptions	(930,647)	(11,930,306)	(2,508,165)	(31,276,725)

Net increase (decrease)	853,376	$10,634,143	3,494,163	$44,079,827

Increase (decrease) derived from capital share transactions	5,701,515	$72,148,469	6,689,788	$84,158,016

See accompanying notes to financial statements.

MSF-337

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$13.04		$12.61	$11.44	$11.20	$11.42	$10.67

Income From Investment Operations
Net investment income	0.18		0.46	0.51	0.69	0.70	0.77
Net realized and unrealized gain (loss) on investments	0.10		0.35	0.92	0.35	0.04	(0.02)

Total from investment operations	0.28		0.81	1.43	1.04	0.74	0.75

Less Distributions
Distributions from net investment income	(0.42)		(0.38)	(0.26)	(0.80)	(0.96)	0.00
Distributions from net realized capital gains	(0.26)		0.00	0.00	0.00	0.00	0.00

Total distributions	(0.68)		(0.38)	(0.26)	(0.80)	(0.96)	0.00

Net Asset Value, End of Period	$12.64		$13.04	$12.61	$11.44	$11.20	$11.42

Total Return (%)	2.1	(b)	6.6	12.6	9.6	6.6	7.0
Ratio of operating expenses to average net assets (%)	0.75	(c)	0.77	0.81	0.85	0.84	0.78
Ratio of net investment income to average net assets (%)	3.91	(c)	3.79	4.66	6.25	6.44	6.90
Portfolio turnover rate (%)	502	(c)	393	329	239	248	360
Net assets, end of period (000)	$181,828		$164,213	$153,549	$122,023	$109,448	$95,434

	Class B
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002
			2004	2003
Net Asset Value, Beginning of Period	$12.99		$12.58	$11.41	$10.43

Income From Investment Operations
Net investment income	0.18		0.39	0.23	0.14
Net realized and unrealized gain (loss) on investments	0.07		0.38	1.19	0.84

Total from investment operations	0.25		0.77	1.42	0.98

Less Distributions
Distributions from net investment income	(0.39)		(0.36)	(0.25)	0.00
Distributions from net realized capital gains	(0.26)		0.00	0.00	0.00

Total distributions	(0.65)		(0.36)	(0.25)	0.00

Net Asset Value, End of Period	$12.59		$12.99	$12.58	$11.41

Total Return (%)	2.0	(b)	6.3	12.6	9.4	(b)
Ratio of operating expenses to average net assets (%)	1.00	(c)	1.02	1.06	1.10	(c)
Ratio of net investment income to average net assets (%)	3.68	(c)	3.66	3.95	5.66	(c)
Portfolio turnover rate (%)	502	(c)	393	329	239
Net assets, end of period (000)	$73,705		$36,346	$268	$2

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-338

Metropolitan Series Fund, Inc.

Salomon Brothers Strategic Bond Opportunities Portfolio

Financial Highlights—(Unaudited)(Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$13.00		$12.58	$11.42	$11.20	$10.80

Income From Investment Operations
Net investment income	0.23		0.38	0.42	0.73	0.10
Net realized and unrealized gain (loss) on investments	0.03		0.41	0.99	0.29	0.30

Total from investment operations	0.26		0.79	1.41	1.02	0.40

Less Distributions
Distributions from net investment income	(0.39)		(0.37)	(0.25)	(0.80)	0.00
Distributions from net realized capital gains	(0.26)		0.00	0.00	0.00	0.00

Total distributions	(0.65)		(0.37)	(0.25)	(0.80)	0.00

Net Asset Value, End of Period	$12.61		$13.00	$12.58	$11.42	$11.20

Total Return (%)	2.0	(b)	6.5	12.5	9.4	3.7	(b)
Ratio of operating expenses to average net assets (%)	0.90	(c)	0.92	0.96	1.00	0.99	(c)
Ratio of net investment income to average net assets (%)	3.76	(c)	3.64	4.34	6.03	5.50	(c)
Portfolio turnover rate (%)	502	(c)	393	329	239	248
Net assets, end of period (000)	$151,013		$144,605	$96,026	$26,060	$2,476

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-339

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—88.0% of Total Net Assets

Face Amount		Value (Note 1)

	Federal Agencies—80.5%
$1,000,000	Federal Home Loan Bank 5.800%, 09/02/08	$1,056,144
4,405	Federal Home Loan Mortgage Corp. 7.500%, 05/01/07	4,544
555	Federal Home Loan Mortgage Corp. 6.000%, 10/01/10	574
15,368	Federal Home Loan Mortgage Corp. 7.000%, 07/01/11	16,093
1,786	Federal Home Loan Mortgage Corp. 11.750%, 01/01/12	1,810
36,918	Federal Home Loan Mortgage Corp. 6.500%, 08/01/13	38,480
2,788	Federal Home Loan Mortgage Corp. 8.250%, 04/01/17	3,002
15,185	Federal Home Loan Mortgage Corp. 9.000%, 10/01/17	15,923
17,388	Federal Home Loan Mortgage Corp. 8.000%, 12/01/19	18,674
62,078	Federal Home Loan Mortgage Corp. 8.000%, 07/01/20	66,489
9,135,540	Federal Home Loan Mortgage Corp. 5.500%, 01/15/23 (h)	516,847
6,952	Federal Home Loan Mortgage Corp. 6.500%, 03/01/26	7,223
55,261	Federal Home Loan Mortgage Corp. 6.500%, 07/01/26	57,414
137,848	Federal Home Loan Mortgage Corp. 6.000%, 10/01/28	141,677
173,935	Federal Home Loan Mortgage Corp. 6.000%, 11/01/28	178,878
182,747	Federal Home Loan Mortgage Corp. 4.500%, 04/15/32	175,909
87,000,000	Federal Home Loan Mortgage Corp. 5.000%, TBA	86,858,874
50,000,000	Federal Home Loan Mortgage Corp. 5.500%, TBA	50,687,500
27,900,000	Federal Home Loan Mortgage Corp. 6.000%, TBA	28,606,205
13,653	Federal National Mortgage Association 6.500%, 06/01/08	14,220
2,000,000	Federal National Mortgage Association 4.288%, 02/17/09 (d)	1,984,900
5,562	Federal National Mortgage Association 6.500%, 12/01/10	5,796
105,111	Federal National Mortgage Association 6.500%, 04/01/13	109,552
62,119	Federal National Mortgage Association 6.500%, 07/01/13	64,743
58,981	Federal National Mortgage Association 7.000%, 12/01/14	61,811
10,623	Federal National Mortgage Association 7.000%, 07/01/15	11,126
837	Federal National Mortgage Association 7.000%, 08/01/15	876
5,485	Federal National Mortgage Association 12.500%, 09/01/15	6,152

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)
$67,415	Federal National Mortgage Association 12.000%, 10/01/15	$77,987
4,738	Federal National Mortgage Association 12.000%, 01/15/16	5,423
44,384	Federal National Mortgage Association 12.500%, 01/15/16	49,795
745,703	Federal National Mortgage Association 6.500%, 06/01/17	776,636
1,640	Federal National Mortgage Association 11.500%, 09/01/19	1,821
12,806	Federal National Mortgage Association 7.000%, 11/01/23	13,582
14,373	Federal National Mortgage Association 6.500%, 03/01/26	14,930
36,939	Federal National Mortgage Association 7.000%, 02/01/28	38,966
15,128	Federal National Mortgage Association 8.000%, 05/01/28	16,296
150,583	Federal National Mortgage Association 7.000%, 10/01/28	158,739
20,449	Federal National Mortgage Association 7.000%, 11/01/28	21,556
44	Federal National Mortgage Association 82.662%, 12/28/28 (d)	44
59,951	Federal National Mortgage Association 7.000%, 02/01/29	63,323
379,952	Federal National Mortgage Association 6.500%, 04/01/29	394,976
30,240	Federal National Mortgage Association 7.000%, 01/01/30	31,915
841,249	Federal National Mortgage Association 6.527%, 05/25/30 (d)	886,922
1,864	Federal National Mortgage Association 8.000%, 07/01/30	2,005
37,053	Federal National Mortgage Association 8.000%, 08/01/30	39,851
28,326	Federal National Mortgage Association 8.000%, 10/01/30	30,465
71,754	Federal National Mortgage Association 7.500%, 11/01/30	76,672
25,240	Federal National Mortgage Association 7.500%, 01/01/31	26,970
843,784	Federal National Mortgage Association 8.000%, 02/01/31	908,599
9,774	Federal National Mortgage Association 8.000%, 08/01/31	10,512
4,086	Federal National Mortgage Association 8.000%, 07/01/32	4,395
1,933,691	Federal National Mortgage Association 7.000%, 01/01/34	2,039,258
4,971,888	Federal National Mortgage Association 5.500%, 04/01/35	5,042,908
2,178,100	Federal National Mortgage Association 4.313%, 01/25/43 (d)	2,229,067
103,325,000	Federal National Mortgage Association 5.000%, TBA	103,325,000

See accompanying notes to schedule of investments and financial statements.

MSF-340

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Bonds & Notes—(Continued)

Short Term Investments—(Continued)

Face Amount		Value (Note 1)

	Federal Agencies—(Continued)

$98,000,000	Federal National Mortgage Association 5.500%, TBA	$99,445,044
62,000,000	Federal National Mortgage Association 6.000%, TBA	63,593,750
32,000,000	Federal National Mortgage Association 6.500%, TBA	33,110,016
33,597	Government National Mortgage Association 9.000%, 12/15/16	36,616
246,999	Government National Mortgage Association 8.500%, 06/15/25	272,359
36,493	Government National Mortgage Association 7.500%, 01/15/29	39,138
32,068	Government National Mortgage Association 7.500%, 09/15/29	34,380
30,052	Government National Mortgage Association 7.500%, 02/15/30	32,219
761	Government National Mortgage Association 7.500%, 03/15/30	815
31,799	Government National Mortgage Association 7.500%, 04/15/30	34,092
35,079	Government National Mortgage Association 7.500%, 05/15/30	37,600
36,317	Government National Mortgage Association 7.500%, 09/15/30	38,935
1,154,599	Government National Mortgage Association 6.500%, 08/15/34	1,206,780

		484,881,793

	U.S. Treasury—7.5%
5,000,000	United States Treasury Notes 5.750%, 11/15/05	5,044,335
16,500,000	United States Treasury Notes 3.375%, 11/15/08	16,333,069
5,000,000	United States Treasury Notes 3.375%, 10/15/09	4,929,690
4,000,000	United States Treasury Notes 4.000%, 04/15/10	4,043,752
15,000,000	United States Treasury Notes 2.875%, 11/30/06	14,847,075

		45,197,921

	Total Bonds & Notes (Identified Cost $529,903,888)	530,079,714

Short Term Investments—89.1%

	Commercial Paper—16.7%
9,500,000	Barton Capital Corp. 3.130%, 07/13/05	9,490,088
16,425,000	Concord Capital Co. 3.140%, 07/14/05	16,406,376
13,562,000	Credit Suisse First Boston 3.150%, 07/13/05	13,547,760
10,165,000	DaimlerChrysler North America Holdings Corp. 3.310%, 07/14/05	10,152,850
10,165,000	Four Winds Funding Corp. 3.220%, 07/14/05	10,153,181

Face Amount		Value (Note 1)

	Commercial Paper—(Continued)
$20,300,000	Market Street Funding Corp. (144A) 3.135%, 07/14/05	$20,277,019
20,223,000	Victory Receivables Corp. 3.140%, 07/13/05	20,201,833

		100,229,107

	Discount Notes—33.8%
25,000,000	Federal Farm Credit Bank 3.070%, 07/13/05	24,974,417
50,000,000	Federal Farm Credit Bank 3.050%, 07/14/05	49,944,930
129,000,000	Federal Home Loan Bank 3.010%, 07/08/05	128,924,499

		203,843,846

	Repurchase Agreement—38.6%
100,000,000	Bank of America Repurchase Agreement dated 06/30/05 at 3.340% to be repurchased at $100,009,278 on 07/01/05, collateralized by $103,140,000 Federal Home Loan Bank 2.750% due 11/15/06 with a value of $101,995,146.	100,000,000
132,689,000	Bear Stearns Repurchase Agreement dated 06/30/05 at 3.300% to be repurchased at $132,701,163 on 07/01/05, collateralized by $139,517,000 Residual Funding Corp. Strip 8.250% due 01/15/30 with a value of $47,184,649 and by $163,789,000 Residual Funding Corp. Strip 8.875% due 04/15/30 with a value of $54,640,010 and by $66,915,000 Residual Funding Corp. Strip 9.375% due 10/15/20 with a value of $33,544,490.	132,689,000

		232,689,000

	Total Short Term Investments (Identified Cost $536,761,953)	536,761,953

	Total Investments—177.1% (Identified Cost $1,066,665,841) (a)	1,066,841,667
	Other assets less liabilities	(464,299,926)

	Total Net Assets—100%	$602,541,741

See accompanying notes to schedule of investments and financial statements.

MSF-341

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 06/30/05	Unrealized Appreciation
U.S. Treasury Notes 5 Year Futures	09/21/05	83	$8,925,394	$9,037,922	$112,528
U.S. Treasury Notes 10 Year Futures	09/21/05	102	11,557,244	11,573,812	16,568

Futures Contracts Short
U.S. Treasury Notes 2 Year Futures	09/30/05	(513)	(106,543,687)	(106,594,056)	50,369

Net Unrealized Appreciation					$179,465

See accompanying notes to schedule of investments and financial statements.

MSF-342

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$834,152,667
Investment in repurchase agreements		232,689,000
Receivable for:
Securities sold		64,373,060
Fund shares sold		999,818
Futures variation margin		20,869
Accrued interest		1,271,426

Total Assets		1,133,506,840
Liabilities
Payable for:
Fund shares redeemed	$365,025
Securities purchased	530,216,214
Due to custodian	252
Accrued expenses:
Management fees	267,154
Service and distribution fees	29,668
Deferred directors fees	12,934
Other expenses	73,852

Total Liabilities		530,965,099

Net Assets		$602,541,741

Net assets consist of:
Capital paid in		$595,243,561
Undistributed net investment income		5,109,847
Accumulated net realized gains		1,833,042
Unrealized appreciation (depreciation) on investments and futures contracts		355,291

Net Assets		$602,541,741

Computation of offering price:
Class A
Net asset value and redemption price per share ($404,827,157 divided by 33,142,214 shares outstanding)		$12.21

Class B
Net asset value and redemption price per share ($76,148,984 divided by 6,257,324 shares outstanding)		$12.17

Class E
Net asset value and redemption price per share ($121,565,600 divided by 9,979,866 shares outstanding)		$12.18

Identified cost of investments		$1,066,665,841

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Interest		$6,513,690

Expenses
Management fees	$1,097,689
Service and distribution fees—Class B	66,531
Service and distribution fees—Class E	90,917
Directors’ fees and expenses	10,507
Custodian	60,450
Audit and tax services	8,292
Legal	6,257
Printing	37,263
Insurance	2,999
Miscellaneous	2,867

Total expenses		1,383,772

Net Investment Income		5,129,918

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	2,404,973
Futures contracts—net	(146,984)	2,257,989

Unrealized appreciation (depreciation) on:
Investments—net	(38,921)
Futures contracts—net	208,717	169,796

Net gain (loss)		2,427,785

Net Increase (Decrease) in Net Assets From Operations		$7,557,703

See accompanying notes to financial statements.

MSF-343

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$5,129,918	$4,182,419
Net realized gain	2,257,989	6,238,114
Unrealized appreciation (depreciation)	169,796	(2,323,904)

Increase (decrease) in net assets from operations	7,557,703	8,096,629

From Distributions to Shareholders
Net investment income
Class A	(2,064,428)	(1,897,186)
Class B	(723,628)	(4,095)
Class E	(1,518,429)	(1,424,326)

	(4,306,485)	(3,325,607)

Net realized gain
Class A	(2,816,213)	(1,500,939)
Class B	(1,123,528)	(3,938)
Class E	(2,311,931)	(1,245,040)

	(6,251,672)	(2,749,917)

Total distributions	(10,558,157)	(6,075,524)

Increase (decrease) in net assets from capital share transactions	298,967,540	35,747,393

Total increase (decrease) in net assets	295,967,086	37,768,498

Net Assets
Beginning of the period	306,574,655	268,806,157

End of the period	$602,541,741	$306,574,655

Undistributed (Overdistributed) Net Investment Income
End of the period	$5,109,847	$4,286,414

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	22,809,990	$276,495,191	3,337,129	$41,058,920
Reinvestments	404,361	4,880,641	281,302	3,398,125
Redemptions	(1,987,212)	(24,434,406)	(4,180,028)	(51,363,844)

Net increase (decrease)	21,227,139	$256,941,426	(561,597)	$(6,906,799)

Class B
Sales	3,605,658	$44,216,003	2,928,993	$35,894,571
Reinvestments	153,546	1,847,156	666	8,033
Redemptions	(335,639)	(4,109,727)	(124,061)	(1,516,051)

Net increase (decrease)	3,423,565	$41,953,432	2,805,598	$34,386,553

Class E
Sales	665,514	$8,195,900	3,344,596	$41,085,629
Reinvestments	318,136	3,830,360	221,524	2,669,366
Redemptions	(972,310)	(11,953,578)	(2,896,812)	(35,487,356)

Net increase (decrease)	11,340	$72,682	669,308	$8,267,639

Increase (decrease) derived from capital share transactions	24,662,044	$298,967,540	2,913,309	$35,747,393

See accompanying notes to financial statements.

MSF-344

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$12.43		$12.34	$12.34	$11.97	$11.94	$10.81

Income From Investment Operations
Net investment income	0.03		0.20	0.18	0.38	0.37	0.67
Net realized and unrealized gain (loss) on investments	0.16		0.18	0.02	0.54	0.41	0.46

Total from investment operations	0.19		0.38	0.20	0.92	0.78	1.13

Less Distributions
Distributions from net investment income	(0.17)		(0.16)	(0.08)	(0.38)	(0.75)	0.00
Distributions from net realized capital gains	(0.24)		(0.13)	(0.12)	(0.17)	0.00	0.00

Total distributions	(0.41)		(0.29)	(0.20)	(0.55)	(0.75)	0.00

Net Asset Value, End of Period	$12.21		$12.43	$12.34	$12.34	$11.97	$11.94

Total Return (%)	1.6	(b)	3.0	1.7	7.9	6.7	10.5
Ratio of operating expenses to average net assets (%)	0.61	(c)	0.64	0.65	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	2.66	(c)	1.56	1.22	2.20	4.49	6.29
Portfolio turnover rate (%)	879	(c)	977	882	672	362	583
Net assets, end of period (000)	$404,827		$148,047	$154,010	$180,989	$102,066	$57,173
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	0.70	0.73	0.71

	Class B
	Six months ended June 30, 2005		Year ended December 31,		July 30, 2002(a) through December 31, 2002
			2004	2003
Net Asset Value, Beginning of Period	$12.38		$12.31	$12.31	$11.88

Income From Investment Operations
Net investment income	0.11		0.16	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.07		0.17	0.14	0.39

Total from investment operations	0.18		0.33	0.20	0.43

Less Distributions
Distributions from net investment income	(0.15)		(0.13)	(0.08)	0.00
Distributions from net realized capital gains	(0.24)		(0.13)	(0.12)	0.00

Total distributions	(0.39)		(0.26)	(0.20)	0.00

Net Asset Value, End of Period	$12.17		$12.38	$12.31	$12.31

Total Return (%)	1.5	(b)	2.7	1.6	3.6	(b)
Ratio of operating expenses to average net assets (%)	0.86	(c)	0.89	0.90	0.95	(c)
Ratio of net investment income to average net assets (%)	2.41	(c)	1.81	0.79	1.34	(c)
Portfolio turnover rate (%)	879	(c)	977	882	672
Net assets, end of period (000)	$76,149		$35,073	$347	$2
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	0.95	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-345

Metropolitan Series Fund, Inc.

Salomon Brothers U.S. Government Portfolio

Financial Highlights—(Unaudited) (Continued)

	Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001
			2004	2003	2002
Net Asset Value, Beginning of Period	$12.38		$12.31	$12.32	$11.96	$11.45

Income From Investment Operations
Net investment income	0.15		0.17	0.12	0.31	0.07
Net realized and unrealized gain (loss) on investments	0.05		0.17	0.07	0.42	0.44

Total from investment operations	0.20		0.34	0.19	0.73	0.51

Less Distributions
Distributions from net investment income	(0.16)		(0.14)	(0.08)	(0.20)	0.00
Distributions from net realized capital gains	(0.24)		(0.13)	(0.12)	(0.17)	0.00

Total distributions	(0.40)		(0.27)	(0.20)	(0.37)	0.00

Net Asset Value, End of Period	$12.18		$12.38	$12.31	$12.32	$11.96

Total Return (%)	1.6	(b)	2.8	1.5	7.7	4.5	(b)
Ratio of operating expenses to average net assets (%)	0.76	(c)	0.79	0.80	0.85	0.85	(c)
Ratio of net investment income to average net assets (%)	2.48	(c)	1.42	1.03	2.05	3.39	(c)
Portfolio turnover rate (%)	879	(c)	977	882	672	362
Net assets, end of period (000)	$121,566		$123,455	$114,450	$67,262	$6,289
The ratios of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	—		—	—	0.85	0.88	(c)

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-346

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of June 30, 2005 (Unaudited)

Commercial Paper—69.0%

Face Amount	Issue	Interest Rate	Maturity Date	Value (Note 1)

	Asset Backed—10.7%
$32,160,000	BMW U.S. Capital LLC	3.38%	7/1/2005	$32,160,000
10,000,000	Allstate Life Global Funding II (144A) (d)	3.30%	7/27/2005	10,000,000
2,200,000	Bank One Corp.	7.63%	8/1/2005	2,208,961
2,000,000	Amsterdam Funding Corp.	3.16%	8/2/2005	1,994,382
3,920,000	Thunder Bay Funding, Inc.	3.25%	8/8/2005	3,906,552
6,000,000	The Goldman Sachs Group, Inc.	8.25%	8/15/2005	6,038,980
18,809,000	Brahms Funding Corp.	3.35%	8/18/2005	18,724,986

				75,033,861

	Finance & Banking—11.4%
9,841,000	RaboBank USA Financial Corp.	3.35%	7/1/2005	9,841,000
30,470,000	UBS Finance, Inc.	3.39%	7/1/2005	30,470,000
4,500,000	KFW International Finance, Inc.	2.80%	7/5/2005	4,498,600
3,000,000	General Electric Capital Corp.	3.04%	7/11/2005	2,997,467
5,940,000	Irish Permanent Trust	3.04%	7/13/2005	5,933,981
4,500,000	UBS Finance, Inc.	3.02%	7/22/2005	4,492,073
10,500,000	General Electric Capital Corp. (d)	3.21%	7/25/2005	10,501,764
6,000,000	Bank of America (d)	3.05%	8/8/2005	5,999,954
5,000,000	Shell Finance, Plc.	3.09%	8/9/2005	4,983,262

				79,718,101

	Financial Services—17.2%
10,000,000	Citigroup Global Markets Holdings (d)	3.10%	7/5/2005	10,000,000
35,651,000	Monument Garden Funding	3.16%	8/2/2005	35,550,860
20,000,000	Concord Municipal Capital Co.	3.16%	8/9/2005	19,931,534
35,000,000	Crown Point Capital Co.	3.34%	9/12/2005	34,762,953
20,616,000	Lexington Parker Capital Corp.	3.34%	9/15/2005	20,470,634

				120,715,981

	Food Products—4.9%
34,000,000	Sara Lee Corp.	3.38%	7/1/2005	34,000,000

	Investment Brokerage—13.6%
11,000,000	Morgan Stanley Group, Inc. (d)	3.34%	7/15/2005	11,002,187
13,600,000	Dorada Corp.	3.11%	7/25/2005	13,571,848
7,525,000	Dorada Corp.	3.11%	7/26/2005	7,508,774
5,500,000	The Goldman Sachs Group, Inc. (d)	3.16%	7/29/2005	5,500,000
15,295,000	Dorada Corp.	3.13%	8/3/2005	15,251,116
15,000,000	Morgan Stanley Dean Witter Co.	3.23%	8/8/2005	14,948,859
28,015,000	Westpac Trust Securities	3.40%	9/26/2005	27,784,810

				95,567,594

	Metals & Mining—4.0%
27,826,000	Rio Tinto, Ltd.	3.38%	7/1/2005	27,826,000

Face Amount	Issue	Interest Rate	Maturity Date	Value (Note 1)

	Telecommunications—2.2%
$15,450,000	Check Point Charlie, Inc.	3.29%	7/20/2005	$15,423,173

	Thrifts & Mortgage Finance—5.0%
35,000,000	Countrywide Financial Corp.	3.32%	7/25/2005	34,922,533

	Total Commercial Paper (Cost: $483,207,243)			483,207,243

Medium Term Notes—22.7%
7,500,000	American Express Credit Corp. (d)	3.29%	7/11/2005	7,500,916
12,411,000	Lexington Parker Capital Corp.	3.12%	7/12/2005	12,399,168
5,907,000	CCUSA, Inc.	3.07%	7/25/2005	5,894,910
2,300,000	Spintab Swedmortgage AB	3.18%	9/1/2005	2,287,404
7,900,000	John Hancock Global Funding (144A) (d)	3.65%	9/6/2005	7,904,366
30,215,000	Alliance & Leicester	3.26%	9/19/2005	29,996,109
11,500,000	Credit Suisse First Boston (d)	3.45%	9/21/2005	11,501,651
22,250,000	Galaxy Funding, Inc.	3.40%	9/27/2005	22,065,078
30,000,000	Amstel Funding Corp.	3.42%	9/29/2005	29,743,500
30,000,000	Grampian Funding Ltd., LLC	3.42%	9/30/2005	29,740,650

	Total Medium Term Notes (Cost: $159,033,752)			159,033,752

Certificate of Deposit—8.3%
34,750,000	Washington Mutual, Inc.	3.28%	8/8/2005	34,750,000
23,400,000	Credit Suisse First Boston	3.30%	8/9/2005	23,400,000

	Total Certificate of Deposit (Cost: $58,150,000)			58,150,000

Federal Agencies—2.8%
5,300,000	United States Treasury Bills	2.59%	7/21/2005	5,292,366
5,000,000	United States Treasury Bills	2.81%	8/4/2005	4,986,731
9,100,000	Federal Home Loan Bank	3.15%	10/12/2005	9,017,986

	Total Federal Agencies (Cost: $19,297,083)			19,297,083

Yankee Certificate of Deposit—0.6%
4,000,000	HSBC Bank USA, N.A.	3.14%	8/9/2005	4,000,026

	Total Yankee Certificate of Deposit (Cost: $4,000,026)			4,000,026

	Total Investments—103.4% (Cost $723,688,104) (a)			723,688,104
	Other assets less liabilities			(23,584,501)

	Total Net Assets—100.0%			$700,103,603

See accompanying notes to schedule of investments and financial statements.

MSF-347

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

June 30, 2005 (Unaudited)

Assets
Investments at value		$723,688,104
Cash		616
Receivable for:
Fund shares sold		1,823,946
Accrued Interest		522,820

Total Assets		726,035,486
Liabilities
Payable for:
Fund shares redeemed	$2,040,618
Securities purchased	23,400,000
Accrued expenses:
Management fees	196,001
Service and distribution fees	52,344
Deferred directors fees	117,049
Other expenses	125,871

Total Liabilities		25,931,883

Net Assets		$700,103,603

Net assets consist of :
Capital paid in		$700,107,916
Accumulated net realized gains (losses)		(4,313)

Net Assets		$700,103,603

Computation of offering price:
Class A
Net asset value and redemption price per share ($439,675,802 divided by 4,396,815 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($251,076,412 divided by 2,510,779 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($9,351,389 divided by 93,515 shares outstanding)		$100.00

Identified cost of investments		$723,688,104

Statement of Operations

Six months ended June 30, 2005 (Unaudited)

Investment Income
Interest		$8,152,785

Expenses
Management fees	$1,045,442
Service and distribution fees—Class B	170,600
Service and distribution fees—Class E	7,527
Directors’ fees and expenses	11,718
Custodian	66,732
Audit and tax services	12,167
Legal	10,074
Printing	77,254
Insurance	6,042
Miscellaneous	28,262

Total expenses before reductions	1,435,818
Management fee waiver	(16,602)	1,419,216

Net Investment Income		6,733,569

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net		(4,313)

Net gain (loss)		(4,313)

Net Increase (Decrease) in Net Assets From Operations		$6,729,256

See accompanying notes to financial statements.

MSF-348

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Changes in Net Assets (Unaudited)

	Six months ended June 30, 2005	Year ended December 31, 2004
From Operations
Net investment income	$6,733,569	$5,383,855
Net realized loss	(4,313)	0

Increase (decrease) in net assets from operations	6,729,256	5,383,855

From Distributions to Shareholders
Net investment income
Class A	(5,122,553)	(4,758,832)
Class B	(1,504,013)	(546,831)
Class E	(107,003)	(78,192)

Total distributions	(6,733,569)	(5,383,855)

Increase (decrease) in net assets from capital share transactions	140,005,799	(132,257,191)

Total increase (decrease) in net assets	140,001,486	(132,257,191)

Net Assets
Beginning of the period	560,102,117	692,359,308

End of the period	$700,103,603	$560,102,117

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six months ended June 30, 2005		Year ended December 31, 2004
	Shares	$	Shares	$
Class A
Sales	1,730,595	$173,059,504	7,617,875	$761,784,717
Shares issued through acquisition	31,414	3,141,378	0	0
Reinvestments	51,226	5,122,553	47,589	4,758,832
Redemptions	(2,113,187)	(211,318,652)	(9,072,882)	(907,288,288)

Net increase (decrease)	(299,952)	$(29,995,217)	(1,407,418)	$(140,744,739)

Class B
Sales	744,380	$74,437,898	831,966	$83,196,625
Shares issued through acquisition	1,944,828	194,482,841	0	0
Reinvestments	15,040	1,504,013	5,468	546,831
Redemptions	(981,559)	(98,155,864)	(800,176)	(80,017,602)

Net increase (decrease)	1,722,689	$172,268,888	37,258	$3,725,854

Class E
Sales	19,380	$1,937,969	283,220	$28,321,972
Reinvestments	1,070	107,003	782	78,192
Redemptions	(43,128)	(4,312,844)	(236,385)	(23,638,470)

Net increase (decrease)	(22,678)	$(2,267,872)	47,617	$4,761,694

Increase (decrease) derived from capital share transactions	1,400,059	$140,005,799	(1,322,543)	$(132,257,191)

See accompanying notes to financial statements.

MSF-349

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights (Unaudited)

	Class A
	Six months ended June 30, 2005		Year ended December 31,
			2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	1.14		0.98	0.80	1.41	3.88	6.05

Total from investment operations	1.14		0.98	0.80	1.41	3.88	6.05

Less Distributions
Distributions from net investment income	(1.14)		(0.98)	(0.80)	(1.41)	(3.88)	(6.05)

Total distributions	(1.14)		(0.98)	(0.80)	(1.41)	(3.88)	(6.05)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	1.2	(b)	1.0	0.8	1.4	4.0	6.2
Ratio of operating expenses to average net assets (%)	0.42	(c)	0.42	0.40	0.43	0.42	0.41
Ratio of net investment income to average net assets (%)	2.29	(c)	0.97	0.78	1.40	3.80	6.04
Net assets, end of period (000)	$439,676		$469,674	$610,419	$332,151	$277,381	$242,346

	Class B							Class E
	Six months ended June 30, 2005		Year ended December 31,			May 1, 2001(a) through December 31, 2001		Six months ended June 30, 2005		Year ended December 31, 2004	April 23, 2003(a) through December 31, 2003
			2004	2003	2002
Net Asset Value, Beginning of Period	$100.00		$100.00	$100.00	$100.00	$100.00		$100.00		$100.00	$100.00

Income From Investment Operations
Net investment income	1.02		0.73	0.55	1.16	1.95		1.07		0.83	0.42

Total from investment operations	1.02		0.73	0.55	1.16	1.95		1.07		0.83	0.42

Less Distributions
Distributions from net investment income	(1.02)		(0.73)	(0.55)	(1.16)	(1.95)		(1.07)		(0.83)	(0.42)

Total distributions	(1.02)		(0.73)	(0.55)	(1.16)	(1.95)		(1.07)		(0.83)	(0.42)

Net Asset Value, End of Period	$100.00		$100.00	$100.00	$100.00	$100.00		$100.00		$100.00	$100.00

Total Return (%)	1.0	(b)	0.7	0.6	1.2	2.0	(b)	1.1	(b)	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.67	(c)	0.67	0.65	0.68	0.67	(c)	0.57	(c)	0.57	0.55	(c)
Ratio of net investment income to average net assets (%)	2.20	(c)	0.74	0.65	1.15	1.65	(c)	2.13	(c)	0.88	0.58	(c)
Net assets, end of period (000)	$251,076		$78,809	$75,083	$57,260	$15,407		$9,351		$11,619	$6,858

(a)	Commencement of operations.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-350

Metropolitan Series Fund, Inc.

Notes to Schedule of Investments—June 30, 2005 (Unaudited)

(a) See Notes to Financial Statements for federal tax information on unrealized appreciation and depreciation of investment securities for federal income tax purposes.

(b) Non-Income Producing.

(c) A portion or all of the security was held on loan. As of June 30, 2005, the market value of securities loaned and the collateral received were as follows:

	Market Value of Securities on Loan	Market Value of Collateral backed by
		Cash	Securities
Portfolio
BlackRock Aggressive Growth	$93,430,218	$96,083,178	$0
BlackRock Bond Income	212,295,873	216,377,488	0
BlackRock Diversified	237,041,076	241,610,609	580,381
BlackRock Investment Trust	110,913,173	113,872,721	0
BlackRock Legacy Large Cap Growth	17,146,729	17,765,528	0
BlackRock Strategic Value	233,934,178	240,151,180	0
Davis Venture Value	175,681,629	181,843,106	0
FI International Stock	78,863,345	82,033,312	0
FI Mid Cap Opportunities	172,425,033	176,769,509	426,864
Harris Oakmark Focused Value	114,390,488	117,675,002	0
Jennison Growth	39,261,160	40,335,013	0
Lehman Brothers Aggregate Bond Index	252,100,748	239,211,758	17,632,810
Loomis Sayles Small Cap	100,766,707	103,398,709	0
MetLife Mid Cap Stock Index	85,387,002	87,680,618	20,150
MetLife Stock Index	351,189,098	361,025,783	0
Morgan Stanley EAFE Index	74,504,328	78,136,702	0
Russell 2000 Index	99,612,037	102,807,700	52,543
T. Rowe Price Small Cap Growth	85,298,078	87,761,441	0

(d) Variable or Floating Rate Security. Rate disclosed is as of June 30, 2005.

(e) Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.

(f) Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.

(g) Non-Income Producing; Defaulted Bond.

(h) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.

(i) Zero Valued Security.

(j) Security was valued in good faith under procedures established by the Board of Directors.

MSF-351

Metropolitan Series Fund, Inc.

Notes to Schedule of Investments—June 30, 2005—(Unaudited)(Continued)

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2005, the market value of 144A securities for each Portfolio was as follows:

Portfolio	Market Value	% of Total Net Assets
BlackRock Bond Income	$53,377,452	5.1%
BlackRock Diversified	21,731,979	1.2
BlackRock Money Market	17,904,366	2.6
FI International Stock	1,211,960	0.3
Lehman Brothers Aggregate Bond Index	4,335,171	0.4
MFS Total Return	4,802,988	1.0
Salomon Brothers Strategic Bond Opportunities	30,873,833	7.6
Salomon Brothers U.S. Government	20,277,019	3.4

ADR — An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Escrow Receipt — A certificate that guarantees that the securities underlying an option contract are on deposit and will be delivered in the event that the option is exercised.

EUR — Euro Currency

FDR — Fiduciary Depository Receipt

GBP — Pound Sterling

GDR — Global Depository Receipt

HKD — Hong Kong Dollar

JPY — Japanese Yen

KRW — South Korean Won

Liquidating Unit Trust — An undivided beneficial interest in the Liquidating Trust represented by a certificate.

MXN — Mexican Peso

REIT — A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

SEK — Swedish Krona

SDR — Swedish Depositary Receipt

TBA — A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

TII — Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

MSF-352

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005 (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES:

The Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end investment company. Each Portfolio of the Fund other than Harris Oakmark Focused Value Portfolio and each Asset Allocation Portfolio is diversified. Harris Oakmark Focused Value and the Asset Allocation Portfolios are non-diversified. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments (“Portfolio”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company (“NELICO”), General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies and other affiliated insurance companies (the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. Each Portfolio’s shares may be divided into different classes. Currently the classes being offered by some or all Portfolios are named Class A, Class B, and Class E. The classes of a given Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds  1/2 of 1%, the Board will consider what action, if any, should be initiated.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value that approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the

MSF-353

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Fund’s Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

Repurchase Agreements:

Each Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Fund’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. Each Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign

MSF-354

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

Certain Portfolios may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, such a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

Certain Portfolios may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

Certain Portfolios may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments.

For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

Mortgage Dollar Rolls:

The Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2005 was approximately $109,324,027, $207,099,272 and $155,728,796 for the Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio and BlackRock Bond Income Portfolio, respectively.

Portfolios that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even

MSF-355

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code and regulations there under applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of June 30, 2005, the following Portfolios had capital loss carryovers.

Portfolio	Total	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07
BlackRock Aggressive Growth	$408,607,203	$0	$0	$201,096,876	$204,394,269	$3,116,058	$0
BlackRock Diversified	251,145,253	0	0	243,854,095	7,291,158	0	0
BlackRock Investment Trust	508,176,462	0	14,588,867	442,142,756	51,444,839	0	0
BlackRock Large Cap Value	3,146,530	0	520,049	37,937	2,588,544	0	0
BlackRock Legacy Large Cap Growth	253,627,998	0	0	205,405,850	48,222,148	0	0
BlackRock Money Market	22,236	3,013	28	918	17,711	0	566
BlackRock Strategic Value	789,735	0	0	789,735	0	0	0
Capital Guardian U.S. Equity	30,176,078	0	1,369,466	11,190,563	17,616,049	0	0
Davis Venture Value	110,176,856	4,821,033	25,334,925	49,957,026	30,063,873	0	0
FI International Stock	71,702,196	0	0	62,545,070	9,157,126	0	0
FI Mid Cap Opportunities	817,523,303	0	16,477,953	376,464,857	424,580,493	0	0
FI Value Leaders	70,976,777	0	16,766,777	54,210,000	0	0	0
Harris Oakmark Large Cap Value	13,540,847	723,150	8,688,699	4,128,998	0	0	0
Jennison Growth	47,127,381	0	15,329,617	31,797,764	0	0	0
Lehman Brothers Aggregate Bond Index	1,823,610	499,465	0	449,093	836,845	0	38,207
MetLife Stock Index	2,696,118	0	0	2,696,118	0	0	0
MFS Investors Trust	19,322,639	0	0	0	9,265,962	10,056,677	0
MFS Total Return	29,724,906	0	0	5,467,027	13,005,887	7,456,224	3,795,768
Morgan Stanley EAFE Index	3,575,290	0	0	3,575,290	0	0	0
Oppenheimer Global Equity (formerly Scudder Global Equity)	20,157,283	0	4,262,486	15,894,797	0	0	0
T. Rowe Price Large Cap Growth	37,698,087	0	4,593,031	16,388,306	16,716,750	0	0
T. Rowe Price Small Cap Growth	54,533,071	0	9,886,767	36,254,607	8,391,697	0	0
Zenith Equity	149,347,303	0	14,363,795	0	134,983,508	0	0

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2005 are listed below:

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BlackRock Aggressive Growth	$765,456,858	$172,723,484	$(7,492,994)	$165,230,490
BlackRock Bond Income	1,088,323,399	12,506,029	(3,921,591)	8,584,438
BlackRock Diversified	1,853,004,694	109,568,174	(37,718,431)	71,849,743
BlackRock Investment Trust	1,735,401,246	142,370,551	(48,917,635)	93,452,916
BlackRock Large Cap Value	116,494,064	9,965,853	(2,171,331)	7,794,522
BlackRock Legacy Large Cap Growth	483,148,328	64,384,346	(10,413,815)	53,970,531
BlackRock Money Market	723,688,104	0	(0)	0

MSF-356

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
BlackRock Strategic Value	$899,751,544	$100,232,102	$(18,461,843)	$81,770,259
Capital Guardian U.S. Equity	444,701,903	64,650,216	(17,695,649)	46,954,567
Davis Venture Value	2,196,493,359	553,431,633	(34,500,484)	518,931,149
FI International Stock	400,029,965	52,230,960	(10,630,939)	41,600,021
FI Mid Cap Opportunities	919,585,378	95,682,901	(37,670,359)	58,012,542
FI Value Leaders	518,426,473	59,119,026	(10,960,395)	48,158,631
Franklin Templeton Small Cap Growth	86,351,834	14,635,050	(4,433,190)	10,201,860
Harris Oakmark Focused Value	1,386,286,491	414,850,148	(1,312,779)	413,537,369
Harris Oakmark Large Cap Value	480,510,340	88,358,290	(7,683,349)	80,674,941
Jennison Growth	823,741,112	139,743,026	(17,497,942)	122,245,084
Lehman Brothers Aggregate Bond Index	1,004,666,456	26,698,523	(5,711,226)	20,987,297
Loomis Sayles Small Cap	343,588,281	75,807,597	(5,287,940)	70,519,657
MetLife Aggressive Allocation	575,876	2,780	(1,445)	1,335
MetLife Conservative Allocation	1,495,337	7,651	(787)	6,864
MetLife Conservative to Moderate Allocation	6,365,152	34,466	(4,624)	29,842
MetLife Moderate Allocation	11,467,418	63,309	(10,935)	52,374
MetLife Moderate to Aggressive Allocation	9,455,423	43,816	(16,681)	27,135
MetLife Mid Cap Stock Index	298,542,367	79,013,494	(14,717,059)	64,296,435
MetLife Stock Index	4,161,037,186	1,220,779,487	(517,332,907)	703,446,580
MFS Investors Trust	111,958,568	13,660,234	(3,098,239)	10,561,995
MFS Total Return	462,426,247	37,868,152	(9,292,975)	28,575,177
Morgan Stanley EAFE Index	331,978,359	68,516,295	(11,257,723)	57,258,572
Neuberger Berman Mid Cap Value	552,468,523	58,391,539	(6,719,014)	51,672,525
Oppenheimer Global Equity (formerly Scudder Global Equity)	211,647,178	13,698,201	(5,030,703)	8,667,498
Russell 2000 Index	344,283,260	76,967,440	(23,241,504)	53,725,936
Salomon Brothers Strategic Bond Opportunities	535,914,980	9,872,893	(4,846,243)	5,026,650
Salomon Brothers U.S. Government	1,066,665,841	1,375,430	(1,199,604)	175,826
T. Rowe Price Large Cap Growth	276,977,210	37,937,258	(7,103,779)	30,833,479
T. Rowe Price Small Cap Growth	265,150,558	106,428,271	(27,657,876)	78,770,395
Zenith Equity	837,545,894	126,568,060	(0)	126,568,060

Dividends and Distributions to Shareholders:

BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. All other Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

2.	PURCHASES AND SALES:

For the six months ended June 30, 2005, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

	Purchases		Sales
Portfolio	U.S. Government	Other	U.S. Government	Other
BlackRock Aggressive Growth	$0	$321,865,105	$0	$377,459,555
BlackRock Bond Income	4,990,976,261	393,971,501	4,958,186,830	311,349,336
BlackRock Diversified	4,123,501,304	1,017,903,126	4,112,005,766	1,042,503,074
BlackRock Investment Trust	0	1,173,108,019	0	1,252,496,078
BlackRock Large Cap Value	0	109,137,371	0	98,554,999
BlackRock Legacy Large Cap Growth	0	212,071,195	0	252,814,925

MSF-357

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

	Purchases		Sales
Portfolio	U.S. Government	Other	U.S. Government	Other
BlackRock Strategic Value	$0	$925,608,348	$0	$935,439,182
Capital Guardian U.S. Equity	0	61,279,369	0	65,265,026
Davis Venture Value	0	637,899,191	0	496,379,020
FI International Stock	0	160,170,611	0	137,243,113
FI Mid Cap Opportunities	0	702,056,811	0	739,180,362
FI Value Leaders	0	289,272,265	0	311,936,660
Franklin Templeton Small Cap Growth	0	33,311,797	0	20,624,778
Harris Oakmark Focused Value	0	242,072,612	0	211,643,080
Harris Oakmark Large Cap Value	0	78,031,338	0	23,714,098
Jennison Growth	0	380,488,982	0	293,727,480
Lehman Brothers Aggregate Bond Index	187,105,970	53,561,781	119,073,010	19,178,409
Loomis Sayles Small Cap	0	253,028,658	0	264,777,366
MetLife Aggressive Allocation	0	765,691	0	192,370
MetLife Conservative Allocation	0	1,497,854	0	2,567
MetLife Conservative to Moderate Allocation	0	6,615,562	0	256,229
MetLife Moderate Allocation	0	11,467,432	0	13
MetLife Moderate to Aggressive Allocation	0	9,455,423	0	0
MetLife Mid Cap Stock Index	0	86,386,978	0	49,894,996
MetLife Stock Index	0	117,011,905	0	101,986,929
MFS Investors Trust	0	34,406,904	0	39,157,287
MFS Total Return	56,898,711	105,239,301	50,154,397	77,706,547
Morgan Stanley EAFE Index	0	83,252,137	0	42,199,328
Neuberger Berman Mid Cap Value	0	342,484,316	0	266,282,632
Oppenheimer Global Equity (formerly Scudder Global Equity)	0	233,596,524	0	227,975,878
Russell 2000 Index	0	123,113,441	0	103,780,498
Salomon Brothers Strategic Bond Opportunities	800,010,012	99,276,700	704,433,689	145,383,886
Salomon Brothers U.S. Government	1,769,132,447	0	1,518,900,881	0
T. Rowe Price Large Cap Growth	0	80,181,127	0	46,365,635
T. Rowe Price Small Cap Growth	0	43,431,399	0	54,084,358
Zenith Equity	0	19,498,114	0	76,770,216

Options Written:

The BlackRock Bond Income Portfolio transactions in options written during the six months ended June 30, 2005 were as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2004	0	$0
Options written	520	327,555

Options outstanding at June 30, 2005	520	$327,555

The BlackRock Diversified Portfolio transactions in options written during the six months ended June 30, 2005 were as follows:

	Number of contracts	Premiums received
Options outstanding at December 31, 2004	0	$0
Options written	339	213,944

Options outstanding at June 30, 2005	339	$213,944

MSF-358

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreements:

MetLife Advisers, LLC (MetLife Advisers) is the investment adviser to the Portfolios. The Fund has entered into investment management agreements with MetLife Advisers. For providing investment management services to the Fund, MetLife Advisers receives monthly compensation at the following annual rates of:

Portfolio	Management Fees earned by MetLife Advisers for the period ended June 30, 2005	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset value levels
BlackRock Aggressive Growth	$3,368,576	0.750%	Of the first $500 million
		0.700%	Of the next $500 million
		0.650%	On amounts in excess of $1 billion
BlackRock Bond Income	2,036,878	0.400%	Of the first $1 billion
		0.350%	Of the next $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $3 billion
BlackRock Diversified	4,162,718	0.500%	Of the first $500 million
		0.450%	Of the next $500 million
		0.400%	On amounts in excess of $1 billion
BlackRock Investment Trust	4,532,796	0.550%	Of the first $500 million
		0.500%	Of the next $500 million
		0.450%	On amounts in excess of $1 billion
BlackRock Large Cap Value	407,936	0.700%	Of the first $250 million
		0.650%	Of the next $500 million
		0.600%	On amounts in excess of $750 million
BlackRock Legacy Large Cap Growth	1,973,377	0.730%	Of the first $1 billion
		0.650%	On amounts in excess of $1 billion
BlackRock Money Market	1,045,442	0.350%	Of the first $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $2 billion
BlackRock Strategic Value	3,928,151	0.850%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
Capital Guardian U.S. Equity	1,660,826	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Davis Venture Value	9,678,092	0.750%	Of the first $1 billion
		0.700%	On amounts in excess of $1 billion
FI International Stock	1,854,629	0.860%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion
FI Mid Cap Opportunities	3,293,186	0.750%	Of the first $100 million
		0.700%	Of the next $400 million
		0.650%	On amounts in excess of $500 million
FI Value Leaders	1,891,101	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Franklin Templeton Small Cap Growth	381,089	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
Harris Oakmark Focused Value	6,090,703	0.750%	Of the first $1 billion
		0.700%	On amounts in excess of $1 billion
Harris Oakmark Large Cap Value	1,931,847	0.750%	Of the first $250 million
		0.700%	On amounts in excess of $250 million
Jennison Growth	2,684,630	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion
Lehman Brothers Aggregate Bond Index	1,198,766	0.250%	Of all assets

MSF-359

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

Portfolio	Management Fees earned by MetLife Advisers for the period ended June 30, 2005	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset value levels
Loomis Sayles Small Cap	$1,795,112	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million
MetLife Aggressive Allocation*	38	0.100%	Of all assets
MetLife Conservative Allocation*	75	0.100%	Of all assets
MetLife Conservative to Moderate Allocation*	322	0.100%	Of all assets
MetLife Moderate Allocation*	589	0.100%	Of all assets
MetLife Moderate to Aggressive Allocation*	451	0.100%	Of all assets
MetLife Mid Cap Stock Index	415,411	0.250%	Of all assets
MetLife Stock Index	6,006,397	0.250%	Of all assets
MFS Investors Trust	469,299	0.750%	Of all assets
MFS Total Return	1,191,886	0.500%	Of all assets
Morgan Stanley EAFE Index	551,680	0.300%	Of all assets
Neuberger Berman Mid Cap Value	1,792,328	0.700%	Of the first $100 million
		0.675%	Of the next $250 million
		0.650%	Of the next $500 million
		0.625%	Of the next $750 million
		0.600%	On amounts in excess of $1.6 billion
Oppenheimer Global Equity (formerly Scudder Global Equity)	656,686	0.900%	Of the first $50 million
		0.550%	Of the next $50 million
		0.500%	Of the next $400 million
		0.475%	On amounts in excess of $500 million
Russell 2000 Index	466,372	0.250%	Of all assets
Salomon Brothers Strategic Bond Opportunities	1,186,465	0.650%	Of all assets
Salomon Brothers U.S. Government	1,097,689	0.550%	Of all assets
T. Rowe Price Large Cap Growth	855,384	0.650%	Of the first $50 million
		0.600%	On amounts in excess of $50 million
T. Rowe Price Small Cap Growth	851,014	0.550%	Of the first $100 million
		0.500%	Of the next $300 million
		0.450%	On amounts in excess of $400 million
Zenith Equity**	0	0.000%	Of all assets

* The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund and series of Met Investors Series Trust (the “Underlying Portfolios”). In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

** The Portfolio operates as a fund of funds by investing its assets in other Portfolios of the Fund (the “Zenith Underlying Portfolios”). The Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Zenith Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

The Fund and MetLife Advisers have entered into various investment subadvisory agreements. Prior to January 31, 2005, State Street Research & Management Company (“State Street Research”), which until then was a subsidiary of MetLife, Inc., was compensated by MetLife Advisers to provide subadvisory services for the BlackRock Bond Income, BlackRock Money Market, BlackRock Investment Trust, BlackRock Diversified, BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Large Cap Value and BlackRock Legacy Large Cap Growth Portfolios. The following table shows the fees earned by State Street Research for providing subadvisory services to these Portfolios for the period January 1, 2005 through January 31, 2005.

Portfolio	Fees earned by State Street Research & Management Company for the Period January 1, 2005 through January 31, 2005
BlackRock Aggressive Growth (formerly State Street Research Aggressive Growth)	$323,437
BlackRock Bond Income (formerly State Street Research Bond Income)	141,082
BlackRock Diversified (formerly State Street Research Diversified)	445,021
BlackRock Investment Trust (formerly State Street Research Investment Trust)	516,495
BlackRock Large Cap Value (formerly State Street Research Large Cap Value)	41,896
BlackRock Legacy Large Cap Growth (formerly State Street Research Large Cap Growth)	180,972
BlackRock Money Market (formerly State Street Research Money Market)	42,164
BlackRock Strategic Value (formerly State Street Research Aurora)	386,906

MSF-360

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

On January 31, 2005 BlackRock Advisors, Inc. (“BlackRock”) succeeded State Street Research as subadviser to these Portfolios and receives compensation for providing subadvisory services thereto.

MetLife is the investment subadviser for the MetLife Stock Index, Lehman Brothers Aggregate Bond Index, Russell 2000 Index, Morgan Stanley EAFE Index, and MetLife Mid Cap Stock Index Portfolios. MetLife Advisers pays MetLife an investment subadvisory fee for each such Index Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio.

Portfolio	Fees earned by MetLife for the six months ended June 30, 2005
Lehman Brothers Aggregate Bond Index	$115,082
MetLife Mid Cap Stock Index	38,218
MetLife Stock Index	552,589
Morgan Stanley EAFE Index	42,295
Russell 2000 Index	42,906

Fidelity Management & Research Company receives compensation for providing subadvisory services for the FI Mid Cap Opportunities, FI International Stock, and FI Value Leaders Portfolios. T. Rowe Price Associates Inc. is compensated to provide subadvisory services for the T. Rowe Price Small Cap Growth and T. Rowe Price Large Cap Growth Portfolios. Deutsche Investment Management Americas Inc. was compensated to provide subadvisory services for the Scudder Global Equity Portfolio from January 1, 2005 through April 30, 2005. Effective May 1, 2005, OppenheimerFunds, Inc. became subadviser to this Portfolio, which was renamed Oppenheimer Global Equity Portfolio; and receives compensation for providing subadvisory services thereto. Harris Associates L.P., is compensated to provide subadvisory services for the Harris Oakmark Focused Value and Harris Oakmark Large Cap Value Portfolios. Neuberger Berman Management Inc. is compensated to provide subadvisory services for the Neuberger Berman Mid Cap Value Portfolio which until May 2005 was named Neuberger Berman Partners Mid Cap Value Portfolio. Franklin Advisers, Inc. is compensated to provide subadvisory services for the Franklin Templeton Small Cap Growth Portfolio. Salomon Brothers Asset Management Inc. is compensated to provide subadvisory services for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Portfolios. Loomis, Sayles & Company, L.P. is compensated to provide subadvisory services for the Loomis Sayles Small Cap Portfolio, Davis Selected Advisers, L.P. is compensated to provide subadvisory services for the Davis Venture Value Portfolio. Massachusetts Financial Services Company is compensated to provide subadvisory services for the MFS Investors Trust and MFS Total Return Portfolios. Capital Guardian Trust Company is compensated to provide subadvisory services for the Capital Guardian U.S. Equity Portfolio. Jennison Associates LLC is compensated to provide subadvisory services for the Jennison Growth Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Fund’s Class B and Class E shares. Under the Distribution Plans, the Class B and Class E shares of the Fund pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Fund shares for, promoting or selling, and servicing the Class B and Class E shares of the Portfolio. The fees under the Distribution Plans for each applicable class of a Portfolio’s shares are calculated as a percentage of that Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by each Portfolio for the six months ended June 30, 2005 are shown as Service and Distribution fees in the Statement of Operations of the respective Portfolios.

Expense Agreement:

Pursuant to an expense agreement relating to each class of BlackRock Large Cap Value, Franklin Templeton Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Aggressive Allocation and MFS Investors Trust, MetLife Advisers has agreed, from May 1, 2005 to April 30, 2006, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio’s then-current fiscal year, which limits vary from Portfolio to Portfolio). This subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth and MFS Investors Trust and five in the case of

MSF-361

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

BlackRock Large Cap Value, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation and MetLife Aggressive Allocation after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio’s net average daily net assets) in effect from May 1, 2005 to April 30, 2005 are as follows:

	Expense Limit Agreement
Portfolio	Class A	Class B	Class E
BlackRock Large Cap Value	0.95%	1.20%	1.10%
Franklin Templeton Small Cap Growth	1.15%	1.40%	1.30%
MetLife Conservative Allocation	0.10%	0.35%	0.25%
MetLife Conservative to Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate Allocation	0.10%	0.35%	0.25%
MetLife Moderate to Aggressive Allocation	0.10%	0.35%	0.25%
MetLife Aggressive Allocation	0.10%	0.35%	0.25%
MFS Investors Trust	1.00%	1.25%	1.15%

As of June 30, 2005; the amounts of expenses deferred in prior years subject to repayment for each Portfolio are as follows:

	Expenses Deferred in
	2002	2002	2003

	(Subject to repayment until December 31,)
Portfolio	2005	2007	2006
Franklin Templeton Small Cap Growth	$85,285	—	$69,953
MFS Investors Trust	126,450	—	41,674
BlackRock Large Cap Value	—	$64,701	—

For the six months ended June 30, 2005 MetLife Advisers recovered $41,674 of deferred expense from MFS Investors Trust Portfolio, $14,000 from BlackRock Large Cap Value Portfolio, and $15,000 from Franklin Templeton Small Cap Growth Portfolio.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2005 to April 30, 2006; to reduce its advisory fees set out above under “Investment Management Agreements” for each class of the Portfolios listed below as follows:

Portfolio	Annual Percentage Rate Reduction		Average Daily Net Asset Value Levels
BlackRock Bond Income	0.025%		Over $1 billion and less than $2 billion
BlackRock Money Market	0.005 0.015	% %	First $500 million Next $500 million
Loomis Sayles Small Cap	0.050%		All Assets
Lehman Brothers Aggregate Bond Index	0.006%		All Assets
MetLife Mid Cap Stock Index	0.007%		All Assets
MetLife Stock Index	0.007%		All Assets
Morgan Stanley EAFE Index	0.007%		All Assets
Russell 2000 Index	0.007%		All Assets
T. Rowe Price Large Cap Growth	0.015%		First $50 million

Effective February 17, 2005, T. Rowe Price has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Metlife Investors Series Trust, (MIST), in the aggregate exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

The waiver schedule for the period February 17, 2005 through June 30, 2005 was:

Percentage Fee Waiver	Combined Assets
0.0%	First $750,000,000
5.0%	Next $750,000,000
7.5%	Next $1,500,000,000
10.0%	Excess over $3,000,000,000

Amounts waived for the period ended June 30, 2005 are shown as management fee waiver in the Statement of Operations of the respective Portfolios.

MSF-362

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at June 30, 2005 are footnoted in the Notes to the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. In May 2004, General American received a so-called “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. Under the SEC procedures, General American can avail itself of the opportunity to respond to the SEC staff before it makes a formal recommendation regarding whether any action alleging violations of the U.S. securities laws should be considered. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On April 30, 2005, the BlackRock Money Market Portfolio acquired all of the assets of the Met Investors PIMCO Money Market Portfolio pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 31,414 Class A shares of BlackRock Money Market Portfolio (valued at $3.1 million) in exchange for 3,141,377 Class A shares of Met Investors PIMCO Money Market Portfolio (valued at $3.1 million) and 1,944,828 Class B shares of BlackRock Money Market Portfolio (valued at $194.5 million) in exchange for 194,482,841 Class B shares of Met Investors PIMCO Money Market Portfolio (valued at $194.5 million); on April 30, 2005.

The Aggregate net assets of BlackRock Money Market Portfolio and Met Investors PIMCO Money Market Portfolio immediately before the acquisition were $522,346,978 and $197,624,218, respectively. The aggregate net assets of BlackRock Money Market Portfolio immediately after the acquisition were $719,971,196.

On April 30, 2005, the Jennison Growth Portfolio acquired all of the assets of the Met/Putnam Voyager Portfolio pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 4,750,559 Class A shares of Jennison Growth Portfolio (valued at $48.3 million) in exchange for 11,080,448 Class A shares of Met/Putnam Voyager Portfolio (valued at $48.3 million); 860,671 Class B shares of Jennison Growth Portfolio (valued at $8.7 million) in exchange for 2,011,547 Class B shares of Met/Putnam Voyager Portfolio (valued at $8.7 million) and 1,035,812 Class E shares of Jennison Growth Portfolio (valued at $10.5 million) in exchange for 2,421,535 Class E shares of Met/Putnam Voyager Portfolio (valued at $10.5 million); on April 30, 2005.

The Aggregate net assets of Jennison Growth Portfolio and Met/Putnam Voyager Portfolio immediately before the acquisition were $802,773,484 and $67,506,371, respectively. The aggregate net assets of Jennison Growth Portfolio immediately after the acquisition were $870,279,855.

MSF-363

Metropolitan Series Fund, Inc.

Notes to Financial Statements—June 30, 2005—(Unaudited)(Continued)

7.	SUBSEQUENT EVENT:

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, Salomon Brothers Asset Management Inc, which serves as subadviser to the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio (together, the “Salomon Brothers Portfolios”), would become an indirect wholly owned subsidiary of Legg Mason. The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year. In connection with the transaction, the Board will be asked to approve new subadvisory agreements for the Salomon Brothers Portfolios.

MSF-364

Metropolitan Series Fund, Inc.

Board Approval of Advisory Agreements—(Unaudited)

At a meeting of the Board of Directors of the Fund on February 2, 2005, the Directors unanimously voted to approve the advisory agreements with respect to MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolios”) for an initial term of two years. In determining to approve the advisory agreements for the Asset Allocation Portfolios, the Board of Directors, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), did not identify any single factor as determinative but took into account a number of factors.

The Directors considered the nature, extent, and quality of the services to be provided to the Asset Allocation Portfolios by MetLife Advisers. In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers. The Directors also reviewed materials provided by MetLife Advisers (the “Adviser Materials”). These presentations and the Adviser Materials contained information that assisted the Directors in assessing MetLife Adviser’s organizational structure, personnel, investment capacity and investment process with respect to the Asset Allocation Portfolios, as well as MetLife Adviser’s research capabilities. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Asset Allocation Portfolios by MetLife Advisers.

Because the Asset Allocation Portfolios had not commenced operations, there was no performance record for the Asset Allocation Portfolios for the Directors to consider. The Directors considered the investment performance of MetLife Advisers, including the performance of the Zenith Equity Portfolio, another Portfolio that operates within the fund-of-funds structure for which MetLife Advisers currently serves as investment adviser. The Directors also considered the long-term investment experience of MetLife Advisers and the fact that MetLife Advisers would provide a full range of day-to-day administrative services for the Asset Allocation Portfolios including all aspects of the Asset Allocation Portfolios’ day-to-day operations. The Directors concluded that they were satisfied with the investment performance of MetLife Advisers.

The Directors considered the advisory fees to be paid by the Asset Allocation Portfolios to MetLife Advisers and the estimated total expenses of the Asset Allocation Portfolios, including the fees and expenses of the Underlying Portfolios that the Asset Allocation Portfolios will bear. The Directors reviewed presentations by Fund officers and comparative information on advisory fees paid by similar insurance product funds-of-funds in the Adviser Materials. The Directors reviewed materials indicating that the advisory fees to be paid to MetLife Advisers were consistent with the advisory fees incurred by other similar asset allocation funds-of-funds. The Directors also considered the fact that all of the Asset Allocation Portfolios have the same advisory fee rate. The Directors noted that MetLife Advisers has contractually agreed for the period May 1, 2005 to April 30, 2006 to waive fees or pay certain operating expenses of the Asset Allocation Portfolios in excess of stated expense limits. The Directors further noted that MetLife Advisers would have discretion to allocate and reallocate each Asset Allocation Portfolio’s assets among the Underlying Portfolios (consistent with the Portfolio’s investment objective and policies and asset allocation target and ranges) and that MetLife Advisers and its affiliates receive advisory and subadvisory fees based on the asset size of the Underlying Portfolios. Finally, the Directors noted that MetLife Advisers engagement of Standard and Poor’s Investment Advisory Services LLC to provide research and analysis with regard to the asset allocation classes and the Underlying Portfolios to use in each of those asset classes would help avoid the conflicts of interest inherent in fund-of-funds type products. The Directors concluded that the advisory fees to be paid to MetLife Advisers were reasonable.

Because the Asset Allocations Portfolios are at the inception stage, it was not possible to determine the profitability that MetLife Advisers might achieve with respect to the Asset Allocation Portfolios. Therefore, the Directors did not make any conclusions regarding MetLife Advisers profitability with respect to the Asset Allocation Portfolios.

The Directors considered that the Asset Allocation Portfolios are at the inception stage and therefore are not expected during the initial term of the advisory agreements to reach asset levels at which economies of scale may be achieved. However, it is a policy of the Directors to consider as Portfolios grow the extent to which economies of scale may be realized and whether fee levels reflect economies of scale for the benefit of shareholders.

The Directors noted that each Asset Allocation Portfolio invests in Underlying Portfolios, and therefore does not pay brokerage commissions. However, the Directors considered the practices with respect to the receipt of brokerage research services in connection with securities transactions of Underlying Portfolios of the Fund.

Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, approved the advisory agreements for the Asset Allocation Portfolios.

MSF-365

Metropolitan Series Fund, Inc.

Board Approval of Subadvisory Agreement—(Unaudited)

Also at the meeting on February 2, 2005, the Directors unanimously voted to approve the subadvisory agreement with respect to the Oppenheimer Global Equity Portfolio (the “Portfolio”) for an initial term of two years. In determining to approve the subadvisory agreement for the Portfolio, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors.

The Directors considered the nature, extent, and quality of the services to be provided to the Portfolio by OppenheimerFunds, Inc. (“Oppenheimer”). In this regard, the Directors considered presentations by Fund officers and representatives of MetLife Advisers and Oppenheimer. The Directors also reviewed materials provided by Oppenheimer (the “Subadviser Materials”). These presentations and the Subadviser Materials contained information that assisted the Directors in assessing Oppenheimer’s organizational structure, personnel, investment capacity, investment process, and regulatory/compliance capabilities and record, as well as Oppenheimer’s investment philosophy, performance record, and trade execution capabilities. The Directors concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Portfolio by Oppenheimer.

The Directors considered the investment performance of Oppenheimer. The Directors reviewed presentations by Fund officers as well as a third-party consultant report prepared by Lipper, Inc. (the “Lipper Report”) and Fund management’s analysis of the Lipper Report. The Directors considered prior performance of Oppenheimer in managing funds with similar investment objectives and strategies as the Portfolio and compared it to both benchmark and various peer group records, as well as to the performance of the Portfolio’s former subadviser. The Directors concluded that they were satisfied with the investment performance of Oppenheimer.

The Directors considered the subadvisory fees to be paid by MetLife Advisers to Oppenheimer and the total expenses of the Portfolio. The Directors reviewed presentations by Fund officers and comparative information on advisory fees paid and expenses incurred by similar funds in the Lipper Report. The Directors concluded that the subadvisory fees to be paid to Oppenheimer were reasonable and the result of arm’s-length negotiations. Because it was not possible to determine the profitability that Oppenheimer might achieve with respect to the Portfolio, the Directors did not make any conclusions regarding Oppenheimer’s profitability.

The Directors considered the extent to which economies of scale would be realized if the Portfolio grows and whether fee levels reflect these possible economies of scale for the benefit of shareholders in the Portfolio. In this regard, the Directors primarily considered the breakpoints in the Portfolio’s advisory and subadvisory fee schedules and how any benefits from economies of scale would be realized by the various parties. The Directors reviewed comparative breakpoint information of similar funds in the Lipper Report. The Directors concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders in the Portfolio.

In addition, the Directors considered Oppenheimer’s policies with respect to obtaining benefits from their use of the Portfolio’s brokerage commissions to obtain research that could be used for Oppenheimer’s other clients, and the Directors concluded that Oppenheimer’s policies were reasonable.

Based on their evaluation of these factors described above, and assisted by independent counsel, the Directors, including the Independent Directors, approved the subadvisory agreement with Oppenheimer.

MSF-366

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)

At a Special Meeting of Shareholders of the Portfolios listed below held on January 18, 2005, the respective shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To approve, with respect to the BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	44,355,791	1,991,761	3,330,752	49,678,304
2. To approve, with respect to the BlackRock Aggressive Growth Portfolio (formerly State Street Research Aggressive Growth Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	44,225,435	2,055,700	3,397,169	49,678,304
3. To approve, with respect to the BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	113,487,407	4,495,415	7,708,906	125,691,729
4. To approve, with respect to the BlackRock Diversified Portfolio (formerly State Street Research Diversified Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	113,282,430	4,588,705	7,820,594	125,691,729
5. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	7,915,308	227,791	347,809	8,490,908
6. To approve, with respect to the BlackRock Large Cap Value Portfolio (formerly State Street Research Large Cap Value), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	7,859,406	269,482	362,020	8,490,908
7. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	47,524,910	2,039,216	2,169,045	51,733,171
8. To approve, with respect to the BlackRock Strategic Value Portfolio (formerly State Street Research Aurora Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	47,017,409	2,163,000	2,552,763	51,733,171
9. To approve, with respect to the BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio), a new advisory agreement between MetLife Advisers, LLC and Metropolitan Series Fund, Inc.	65,652,698	3,116,097	4,808,317	73,577,112
10. To approve, with respect to the BlackRock Investment Trust Portfolio (formerly State Street Research Investment Trust Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	65,446,060	3,221,430	4,949,622	73,617,112
11. To approve, with respect to the BlackRock Bond Income Portfolio (formerly State Street Research Bond Income Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	8,050,317	255,325	635,059	8,940,701
12. To approve, with respect to the BlackRock Legacy Large Cap Growth Portfolio (formerly State Street Research Large Cap Growth Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	25,955,422	1,032,724	2,053,809	29,041,955
13. To approve, with respect to the BlackRock Money Market Portfolio (formerly State Street Research Money Market Portfolio), a new subadvisory agreement between MetLife Advisers, LLC and BlackRock Advisors, Inc.	5,118,585	130,666	347,371	5,596,622

MSF-367

Metropolitan Series Fund, Inc.

Shareholder Votes—(Unaudited)(Continued)

At a Special Meeting of Shareholders of the Met/Putnam Voyager Portfolio held on April 29, 2005, the shareholders voted for the following proposal:

	For	Against	Abstain	Total
1. To approve an Agreement and Plan of Reorganization with respect to the acquisition of Met/Putnam Voyager Portfolio by Jennison Growth Portfolio, each a Portfolio of the Metropolitan Series Fund, Inc.	14,236,536	248,767	655,504	15,140,807

MSF-368

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2005 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-369

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not applicable.

	(2)	Certifications required by Rule 30a-2(a) under the Act.

	(3)	Not applicable.

(b)		Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Hugh C. McHaffie
Name:	Hugh C. McHaffie
Title:	President
Date:	August 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh C. McHaffie
Name:	Hugh C. McHaffie
Title:	President
Date:	August 26, 2005

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	August 26, 2005

EXHIBIT LIST

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act